                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number        811-08236
                                             -------------------------

                                 Northern Funds
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                             50 South LaSalle Street
                                Chicago, IL 60603
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                          Lloyd A. Wennlund, President
                                 Northern Funds
                             50 South LaSalle Street
                                Chicago, IL 60603
               --------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 557-2790

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.
                                                                    EQUITY FUNDS

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust
--------------------------------------------------------------------------------
                                NOT FDIC INSURED

--------------------------------------------------------------------------------
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------



 2      PORTFOLIO MANAGEMENT COMMENTARY
 14     STATEMENTS OF ASSETS AND LIABILITIES
 16     STATEMENTS OF OPERATIONS
 18     STATEMENTS OF CHANGES IN NET ASSETS
 20     FINANCIAL HIGHLIGHTS
 31     SCHEDULES OF INVESTMENTS
        31    EMERGING MARKETS EQUITY FUND
        44    ENHANCED LARGE CAP FUND
        48    GROWTH EQUITY FUND
        50    INCOME EQUITY FUND
        53    INTERNATIONAL GROWTH EQUITY FUND
        55    LARGE CAP VALUE FUND
        57    MID CAP GROWTH FUND
        59    SELECT EQUITY FUND
        61    SMALL CAP GROWTH FUND
        64    SMALL CAP VALUE FUND
        74    TECHNOLOGY FUND
 76     NOTES TO THE FINANCIAL STATEMENTS
 83     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 84     TAX INFORMATION
 85     FUND EXPENSES
 87     TRUSTEES AND OFFICERS
        90    APPROVAL OF ADVISORY AGREEMENT
 92     FOR MORE INFORMATION


                              NORTHERN FUNDS ANNUAL REPORT     1    EQUITY FUNDS

EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

EMERGING MARKETS EQUITY FUND

The Northern Emerging Markets Equity Fund was launched on      FUND MANAGERS
April 25, 2006. The Fund's return from inception through
March 31, 2007 was 11.74 percent, while the Fund's benchmark   (PHOTO)
-- the MSCI Emerging Markets Index -- rose 13.35 percent
during the same period. Consistent with the Fund's passive     JAMES B. FRANCIS
approach, the difference in return between the Fund and the    With northern Trust
Index was the result of the net impact of fair value           since 2005
pricing, transaction costs and expenses.
                                                               SHAUN MURPHY
Emerging market equities surged during the period, keeping     With northern Trust
pace with both domestic equities, as measured by the 11.14     since 2004
percent return of the S&P 500 Index, and the developed
international markets, as gauged by the 15.54 percent return   FUND STATISTICS
of the MSCI EAFE(R) Index. Of the 25 countries in the MSCI
Emerging Markets Index, 20 produced positive performance.      INCEPTION DATE: April 25, 2006
Latin America was the strongest performing region, while the   TOTAL ASSETS: $452 million
European, Middle Eastern and African markets lagged.           NET ASSETS VALUE: $11.11
                                                               TICKER SYMBOL: NOEMX
China, where economic growth remained robust, was the top      DIVIDENT SCHEDULE: Annually
performing country in the Index. China delivered a return of
40.05 percent from the date of the Fund's inception through    TOTAL RETURN PERIOD ENDED 3/3/07
the end of the period. However, concerns about China's
ability to sustain its growth caused the performance of the    ---------------------------------
entire emerging markets asset class to falter briefly in the   SINCE INCEPTION            11.74%
opening months of 2007.                                        ---------------------------------

With respect to sector performance, telecommunications         Performance quoted represents past performance
services and materials were among the Index's strongest        and does not guarantee future results.
performers for the period, returning 31.56 percent and 26.50   Investment return and principal value will
percent, respectively. The two largest detractors were         fluctuate so that shares, when redeemed, may be
energy and health care, which returned -3.11 percent and       worth more or less than their original cost.
-4.43 percent, respectively.                                   Current performance may be lower or higher than
                                                               that shown here. Performance data current to
During the course of 2006, emerging markets governments        the most recent month-end is available at
continued to sell their holdings in state-held corporations,   NORTHERNFUNDS.COM.
increasing the tradable shares of a number of companies.
This trend was particularly evident in Russia, leading to an   Emerging markets securities may involve
increased weighting for both Gazprom and SBERBANK in the       additional risks, including price volatility
benchmark. The increase in Gazprom, now one of the world's     and reduced liquidity, and may be affected by
largest companies, brought Russia's Index weighting to 10.63   political and economic instability.
percent by the end of the period, nearly double its
weighting of a year ago. Russia returned 4.95 percent from
inception through the end of the first quarter of 2007.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The MSCI Emerging Markets Index is a free
                                                               float-adjusted market capitalization index that
                     EMERGING MARKETS      MSCI EMERGING       is designed to measure equity market
                       EQUITY FUND         MARKETS INDEX       performance in the global emerging markets.
                  ------------------------------------------
4/25/2006                 10,000              10,000           The graph and table do not reflect the
3/31/2007                 11,174              11,334           deduction of taxes that a shareholder would pay
                                                               on fund distributions or the redemption of fund
                                                               shares.

                                                               Unlike the Index, the Fund's total returns are
                                                               reduced by operating expenses, such as transaction
                                                               costs and management fees.


EQUITY FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

                                                                   EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

ENHANCED LARGE CAP FUND

The first full fiscal year of the Northern Enhanced Large      FUND MANAGERS
Cap Fund saw the Fund outpace the strong performance of the
market as measured by its benchmark. For the period, the       (PHOTO)
Fund provided a total return of 12.50 percent versus 11.83
percent for the S&P 500 Index. Our process remained            PETER STOURNARAS
unchanged during the period, with a focus on disciplined       With Northern Trust
stock selection and systematic risk controls. We believe       since 2006
that markets are mostly efficient, with few opportunities to
find issues that are mispriced. Identifying those few          JOSEPH E. WOLFE
opportunities requires strict discipline. We filter through    With Northern Trust
our process millions of financial statement items as well as   since 2005
security and market data looking for attributes or
characteristics that indicate a security's price varies from   FUND STATISTICS
what data would suggest.
                                                               INCEPTION DATE: December 16, 2005
The market in 2006 saw value again outperform growth with      TOTAL ASSETS: $138 million
the value component of the S&P 500 Index up 15.65 percent      NET ASSETS VALUE: $11.25
compared to 8.10 percent for the growth component. This is     TICKER SYMBOL: NOLMX
consistent with what we witnessed in our investment process,   DIVIDEND SCHEDULE: Quarterly
where value signals led the way while growth indicators were
least effective. Value-oriented signals that were predictive   TOTAL RETURN PERIOD ENDED 3/31/07
of strong stock returns included price-to-earnings and
price-to-book value ratios.                                    ---------------------------------
                                                               OVER YEAR                  12.50%
Stock indicators that deterred from performance were price     SINCE INCEPTION            11.78%
momentum and analyst sentiment. As designed, sector            ---------------------------------
selection had little impact on the Fund's performance.
Within sectors, our stock selection was strongest in           Performance quoted represents past performance
information technology and financials, and weakest in          and does not guarantee future results.
consumer discretionary and utilities.                          Investment return and principal value will
                                                               fluctuate so that shares, when redeemed, may be
During 2007 we will continue to evolve our investment          worth more or less than their original cost.
process by studying and implementing new and better ways to    Current performance may be lower or higher than
find stocks with strong potential and include them in the      that shown here. Performance data current to
Fund's portfolio. We will continue to employ a strictly        the most recent month-end is available at
defined and executed investment process predicated on          NORTHERNFUNDS.COM.
investment theory and empirical research.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The S&P 500 Index is the Standard and Poor's
                                                               Composite Index of 500 stocks, a widely
                              ENHANCED LARGE                   recognized, unmanaged index of common stock
                                 CAP FUND      S&P 500 Index   prices.
------------------------------------------------------------
12/16/2005                        10,000           10,000      The graph and table do not reflect the
                                  10,258           10,424      deduction of taxes that a shareholder
3/31/2007                         11,539           11,482      would pay on fund distributions or the
                                                               redemption of fund shares.

                                                               Unlike the Index, the Fund's total returns are
                                                               reduced by operating expenses, such as
                                                               transaction costs and management fees.


                                 NORTHERN FUNDS ANNUAL REPORT   3   EQUITY FUNDS

EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

GROWTH EQUITY FUND

The U.S. stock market performed well during the past 12        FUND MANAGER
months. Investor interest was fueled by the Federal
Reserve's decision to end its series of interest rate          (PHOTO)
increases as well as a sharp increase in merger and
acquisition activity. However, the weakness in housing and     JOHN S. COLE
sub-prime loans, together with rising oil prices and the       With Northern Trust
fact that inflation was above the Fed's "comfort zone," kept   since 2005
overall market sentiment subdued.
                                                               FUND STATISTICS
The Fund returned 7.93 percent for the 12 months ended March
31, 2007, compared with a return of 11.83 percent for its      INCEPTION DATE: April 1, 1994
benchmark, the S&P 500 Index. The primary reasons for the      TOTAL NET ASSETS: $577 million
Fund's underperformance were stock selection in health care,   NET ASSET VALUE: $16.22
where the leading detractors were Aetna and Teva               TICKER SYMBOL: NOGEX
Pharmaceutical; and in financials, where positions in          3-YEAR BETA: 1.11
Countrywide Financial and Lehman Brothers weighed on           DIVIDEND SCHEDULE: Quarterly
returns. We remained fully invested throughout the period,
with less than 2 percent of assets invested in cash, on        AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
average.
                                                               -------------------------------------------
Although the Fund did not have any large sector overweights    ONE YEAR                              7.93%
or underweights, the fact that it was modestly overweight in   FIVE YEAR                             3.81%
technology, which underperformed, and underweight in           TEN YEAR                              7.40%
telecommunications, which performed well, detracted from       SINCE INCEPTION                       8.97%
returns. We have made changes to the investment process to     -------------------------------------------
improve the Fund's performance, and believe that results
over the last three months of the fiscal year began to         Performance quoted represents past performance
reflect these changes.                                         and does not guarantee future results.
                                                               Investment return and principal value will
We believe that successful large-cap investing results from    fluctuate so that shares, when redeemed, may be
a disciplined emphasis on key individual company attributes    worth more or less than their original cost.
such as solid and improving cash flow and earnings, as well    Current performance may be lower or higher than
as value-creating capital deployment. We also look for a       that shown here. Performance data current to
valuation that is fair given what is known about a company,    the most recent month-end is available at
but that provides room for upside once the company's           NORTHERNFUNDS.COM.
underappreciated qualities are recognized by the market.

We sell stocks for two reasons: First, when our valuation target is achieved, and second, when the fundamental outlook changes. Managing risk is important and our portfolio construction is designed to take on risk in areas where we are best equipped to add value -- i.e., individual company research -- while minimizing risks that are inadvertent, such as sector performance. We are committed to improving the Fund's performance through discipline and better execution.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The S&P 500 Index is the Standard and Poor's
                                                               Composite Index of 500 stocks, a widely
                               GROWTH EQUITY                   recognized, unmanaged index of common stock
                                   FUND        S&P 500 INDEX   prices.
------------------------------------------------------------
4/1/1994                          10,000           10,000      The graph and table do not reflect the
                                  10,686           11,552      deduction of taxes that a shareholder would pay
                                  13,390           15,256      on fund distributions or the redemption of fund
                                  14,962           18,276      shares.
                                  22,151           27,040
                                  27,634           32,034      Unlike the Index, the Fund's total returns are
                                  35,261           37,775      reduced by operating expenses, such as
                                  25,661           29,593      transaction costs and management fees.
                                  25,342           29,669
                                  18,689           22,324
                                  24,372           30,192
                                  25,573           32,181
                                  28,314           35,955
3/31/2007                         30,559           40,194


EQUITY FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

INCOME EQUITY FUND

The Northern Income Equity Fund posted a return of 17.31       FUND MANAGERS
percent during the annual period ended March 31, 2007,
beating the 9.82 percent return of its benchmark, the          (PHOTO)
Merrill Lynch All U.S. Convertibles Index. The Fund's
outperformance was largely driven by security selection and    THEODORE T. SOUTHWORTH
-- to a much lesser extent -- our sector weightings and        With Northern Trust
asset allocation.                                              since 1984

The strongest sectors within the Fund were consumer staples,   JACKIE M.BENSON
industrials and financials. On a relative basis, the Fund's    With Northern Trust
overweight in consumer staples and materials more than         since 2004
offset its underexposure in utilities. The Fund's
best-performing securities for the period were China Mobile,   FUND STATISTICS
Goodyear Tire and B&G Foods. We have exited both China
Mobile and Goodyear in response to their increased             INCEPTION DATE: April 1, 1994
valuations, and we have reduced the position in B&G Foods.     TOTAL NET ASSETS: $453 million
                                                               NET ASSET VALUE: $13.26
The biggest individual detractors from performance were        TICKER SYMBOL: NOIEX
Whirlpool Corp., Deluxe Corp. and DRS Technologies. We have    3-YEAR BETA: 0.84
exited all three stocks. Recent meaningful purchases include   DIVIDEND SCHEDULE: Monthly
YRC Worldwide, DSW Inc. and RF Micro Devices. As always,
changes to the Fund's holdings are consistent with our value   AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
discipline, which seeks exposure to attractively priced
securities of companies that offer both high current income    -----------------------------------------------
and compelling long-term prospects.                            ONE YEAR                                 17.31%
                                                               FIVE YEAR                                 9.59%
We believe the increased market volatility in the final        TEN YEAR                                  9.38%
quarter of the annual period reflected uncertainty regarding   SINCE INCEPTION                          10.00%
the U.S. economic outlook and its implications for monetary    -----------------------------------------------
policy. Within the convertibles universe, demand remained
stronger than supply, pushing valuations higher and risk       Performance quoted represents past performance
premiums lower. While these trends have provided a tailwind    and does not guarantee future results.
for the convertible market, we feel that the asset class is    Investment return and principal value will
becoming less attractive on a relative basis as conversion     fluctuate so that shares, when redeemed, may be
premiums have increased and yields have declined.              worth more or less than their original cost.
                                                               Current performance may be lower or higher than
In addition, corporate credit spreads, i.e., the yield         that shown here. Performance data current to
advantage provided by an investment in corporate bonds         the most recent month-end is available at
relative to Treasuries, have been at historically narrow       NORTHERNFUNDS.COM.
levels for several months. As a result, more suitable
investment opportunities may become available among
dividend-paying common stocks in the months ahead. Our
objective remains the same, however, as we seek to provide
investors with returns that match or exceed the broad equity market but with both higher income and lower volatility.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Merrill Lynch All U.S. Convertibles Index
                                                               is an unmanaged index consisting of convertible
                                      MERRILL LYNCH ALL U.S.   securities of all investment grades.
                 INCOME EQUITY FUND     CONVERTIBLES INDEX
------------------------------------------------------------   The graph and table do not reflect the
4/1/1994               10,000                 10,000           deduction of taxes that a shareholder would pay
                       10,221                 10,325           on fund distributions or the redemption of fund
                       12,312                 12,853           shares.
                       14,083                 14,035
                       18,453                 18,165           Unlike the Index, the Fund's total returns are
                       18,565                 19,214           reduced by operating expenses, such as
                       22,111                 27,521           transaction costs and management fees.
                       20,443                 21,510
                       21,834                 21,664
                       20,139                 20,608
                       24,890                 26,496
                       26,494                 26,561
                       29,425                 29,642
3/31/2007              34,516                 32,552


                                 NORTHERN FUNDS ANNUAL REPORT   5   EQUITY FUNDS

EQUITY  FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

INTERNATIONAL GROWTH EQUITY FUND

International equity markets performed quite strongly over     FUND MANAGERS
the annual period despite a significant correction in
February and March. The Fund returned 19.63 percent,           (PHOTO)
trailing the 20.20 percent total return of its benchmark,
the MSCI EAFE(R) Index. At the sector level, the most          STEPHEN DOWDS
significant factor detracting from performance was the         With Northern Trust
Fund's underweight position in utilities, a sector that        since 2004
benefited significantly from a wave of merger and
acquisition activity. An overweight position in health care    DIANE JONES
also detracted from performance, though the Fund was helped    With Northern Trust
by its overweight in the faster-growing medical equipment      since 2002
area, which outperformed, in favor of large-cap
pharmaceutical stocks, which lagged.                           FUND STATISTICS

The key fundamental factors influencing market performance     INCEPTION DATE: April 1, 1994
during the period included robust and widespread economic      TOTAL NET ASSETS: $1.2 billion
growth. Global economic growth has been in the neighborhood    NET ASSET VALUE: $13.61
of 4 percent for four consecutive years. During the past 12    TICKER SYMBOL: NOIGX
months, growth was once again led by the so-called             3-YEAR BETA: 1.02
"emerging" economies, most notably China and India.            DIVIDEND SCHEDULE: Annually

With double-digit growth in China, another year of 8 to 10     AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
percent growth in India and the shoots of economic recovery
taking root in Germany, it is perhaps no surprise that the     -----------------------------------------------
world's demand for industrial goods was strong. This caused    ONE YEAR                                 19.63%
demand for materials and commodities to remain high. In        FIVE YEAR                                14.30%
addition, it prompted central banks around the world to        TEN YEAR                                  8.45%
adopt a cautious stance on monetary policy, with many of       SINCE INCEPTION                           7.11%
them raising interest rates as growth picked up.               -----------------------------------------------

In addition to the widespread increase in economic activity,   Performance quoted represents past performance
there also has been a significant amount of liquidity          and does not guarantee future results.
flowing into the global equity markets. This has come in       Investment return and principal value will
various forms, including rising dividends and share buybacks   fluctuate so that shares, when redeemed, may be
from corporations, rising merger and acquisition activity      worth more or less than their original cost.
and the growing influence of private equity firms. Awash       Current performance may be lower or higher than
with cash, private equity funds have put pressure on many      that shown here. Performance data current to
companies to adopt radical changes to both their structures    the most recent month-end is available at
and their mix of property and operating assets. Whether        NORTHERNFUNDS.COM.
these funds will continue to drive stock prices higher in
the long run remains to be seen, but they undoubtedly have     Foreign securities may involve additional
been a catalyst for positive change during the past 12         risks, including social and political
months.                                                        instability, reduced market liquidity, and
                                                               currency volatility.
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The MSCI EAFE Index is a free float-adjusted
                                                               market capitalization index that tracks the
                            INTERNATIONAL GROWTH   MSCI EAFE   performance of selected equity securities in
                                EQUITY FUND          INDEX     Europe, Australasia and the Far East.
------------------------------------------------------------
4/1/1994                           10,000            10,000    The graph and table do not reflect the
                                    9,730            10,608    deduction of taxes that a shareholder would pay
                                   10,570            11,915    on fund distributions or the redemption of fund
                                   10,849            12,089    shares.
                                   13,163            14,338
                                   14,884            15,208    Unlike the Index, the Fund's total returns are
                                   19,425            19,023    reduced by operating expenses, such as
                                   14,239            14,105    transaction costs and management fees.
                                   12,516            12,906
                                    9,517             9,909
                                   14,921            15,608
                                   16,868            17,969
                                   20,410            22,355
3/31/2007                          24,416            26,871


EQUITY FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

LARGE CAP VALUE FUND

The U.S. stock market delivered strong gains during the        FUND MANAGERS
12-month period ended March 31, 2007. A litany of concerns
weighed heavily on market sentiment during the period,         (PHOTO)
including the deceleration of economic growth, volatile
energy and commodity prices, the continued softening of the    ROBIN R.KOLLANNUR
housing market and fears of a fall-out in the sub-prime        BETSY TURNER
lending market. Despite these concerns, the stock market       STEPHEN G.ATKINS
continued to march higher behind robust corporate earnings     DONNA RENAUD
and the expectation that the U.S. Federal Reserve will         With Northern Trust
remain on the sidelines. The top performing sectors in the     since 2004, 2000, 2000
benchmark were telecommunications and energy, while the        and 2004, respectively
worst performing sectors were information technology and
health care.                                                   FUND STATISTICS

During the 12-month period ended March 31, 2007, the Fund      INCEPTION DATE: August 3, 2000
returned 14.04 percent, compared to a 15.63 percent total      TOTAL NET ASSETS: $1.2 billion
return for the S&P 500/Citigroup Value Index. The Fund is      NET ASSET VALUE: $13.70
constructed in accordance with our value discipline, which     TICKER SYMBOL: NOLVX
stresses large-capitalization, high-quality companies that     3-YEAR BETA: 0.86
offer above-average dividend yields. Within this universe of   DIVIDEND SCHEDULE: Annually
blue-chip stocks, we seek out companies with both compelling
valuations and strong catalysts for future appreciation.       AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07

The primary reason for the Fund's underperformance was its     -----------------------------------------------
overweight in health care and its underweight in energy and    ONE YEAR                                 14.04%
utilities. The largest individual detractors were Honeywell,   THREE YEAR                               10.07%
Masco and Eastman Kodak. Masco and Honeywell were sold from    FIVE YEAR                                 8.02%
the portfolio based on our belief that the companies' stock    SINCE INCEPTION                           8.74%
prices fully reflected their fundamentals.                     -----------------------------------------------

The Fund's performance was helped by its overweight in the     Performance quoted represents past performance
consumer staples and telecommunications sectors. The most      and does not guarantee future results.
significant individual contributors were AT&T, Bellsouth and   Investment return and principal value will
Abbott Labs. New additions to the Fund include Clear           fluctuate so that shares, when redeemed, may be
Channel, Dow Chemical and Hershey. These new purchases are     worth more or less than their original cost.
consistent with our philosophy of selecting high-quality,      Current performance may be lower or higher than
dividend-paying stocks that we believe are trading well        that shown here. Performance data current to
below their intrinsic value.                                   the most recent month-end is available at
                                                               NORTHERNFUNDS.COM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The S&P 500/Citigroup Value Index is an
                                                               unmanaged index that tracks 250 companies that
                                                  S&P 500 /    are generally representative of the U.S. market
                                    LARGE CAP     CITIGROUP    for large-cap value stocks.
                                   VALUE FUND    VALUE INDEX
------------------------------------------------------------   The graph and table do not reflect the
8/3/2000                             10,000         10,000     deduction of taxes that a shareholder would pay
                                     11,014         10,134     on fund distributions or the redemption of fund
                                     11,879          9,699     shares.
                                      9,141          7,158
                                     13,102         10,318     Unlike the Index, the Fund's total returns are
                                     14,060         11,274     reduced by operating expenses, such as
                                     15,320         12,952     transaction costs and management fees.
3/31/2007                            17,471         15,960


                                 NORTHERN FUNDS ANNUAL REPORT   7   EQUITY FUNDS

EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

MID CAP GROWTH FUND

Stable interest rates, an abundance of liquidity and a         FUND MANAGER
decline in energy prices proved to be a potent mix for the
equity markets during the past 12 months. This constructive    (PHOTO)
economic backdrop led to record profit margins and a fourth
year of strong corporate earnings. Merger and acquisition      DAVID P. KALIS
activity added further fuel to the rally as both private       With Northern Trust
equity firms and corporations continue to seek options to      since 2006
invest excess cash. Although the housing market experienced
a substantial slowing, thus far consumers have been able to    FUND STATISTICS
adjust due to solid employment levels and lower energy
prices.                                                        INCEPTION DATE: March 31, 1998
                                                               TOTAL NET ASSETS: $185 million
The Fund returned 4.91 percent for the fiscal year ended       NET ASSET VALUE: $15.80
March 31, 2007, trailing the 6.90 percent return of its        TICKER SYMBOL: NOMMCX
benchmark, the Russell Midcap Growth Index. The Fund's         3 - YEAR BETA: 0.98
performance was most negatively affected by its sector         DIVIDEND SCHEDULE: QUARTERLY
allocations, while stock selection was modestly positive.
Stock selection was positive within the consumer, energy       AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
and technology sectors, but this was offset by poor
performance in financials and health care. The largest         -------------------------------------------
individual positive contributors to the Fund's performance     ONE YEAR                              4.91%
relative to its benchmark on a stock selection basis were      THREE YEAR                            8.21%
American Eagle Outfitters, Guess and Tesoro Petroleum Corp.    FIVE YEAR                             6.28%
The largest detractors from relative performance were          SINCE INCEPTION                       7.41%
Tellabs, Barnes & Noble and Sunoco.                            -------------------------------------------

We employ a disciplined, fundamentally-driven investment       Performance quoted represents past performance
process that focuses on specific factors that we believe       and does not guarantee future results.
drive the performance of individual stocks over time. These    Investment return and principal value will
factors include earnings quality, capital deployment,          fluctuate so that shares, when redeemed, may be
valuation and business momentum. This process leads us to      worth more or less than their original cost.
focus on companies that have sustainable and consistent        Current performance may be lower or higher than
business models and the ability to deliver earnings growth     that shown here. Performance data current to
throughout the business cycle.                                 the most recent month-end is available at
                                                               NORTHERNFUNDS.COM.
While we are disappointed with the Fund's relative
performance during the past fiscal year, we are determined     Mid-sized company stocks are generally more
to deliver strong long-term performance to our                 volatile than large-company stocks.
shareholders. Toward this goal, we initiated a substantial
restructuring of the Fund's portfolio during the fourth
quarter of 2006. As a result, relative performance improved
in the first quarter of 2007.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Russell Midcap Growth Index is an unmanaged
                                                               index that tracks the performance of those
                                  MID CAP     RUSSELL MIDCAP   Russell Midcap companies with higher
                                GROWTH FUND    GROWTH INDEX    price-to-book ratios and higher forecasted
------------------------------------------------------------   growth values.
3/31/1998                          10,000         10,000
                                   11,720         10,889       The graph and table do not reflect the
                                   24,455         19,296       deduction of taxes that a shareholder would pay
                                   13,347         10,532       on fund distributions or the redemption of fund
                                   14,034         11,028       shares.
                                   10,926          8,149
                                   15,022         12,193       Unlike the Index, the Fund's total returns are
                                   15,552         13,208       reduced by operating expenses, such as
                                   18,142         16,203       transaction costs and management fees.
3/31/2007                          19,033         17,321


EQUITY FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

SELECT EQUITY FUND

Despite a correction in stock prices during late February      FUND MANAGERS
and early March, the U.S. stock market produced a robust
total return for the 12-month period ended March 31, 2007.     (PHOTO)
Ample liquidity, reasonable valuations and an apparent end
to the long series of interest rate increases by the Federal   JOHN S. COLE
Reserve helped power the advance. Stubbornly high commodity    With Northern Trust
prices, slowing economic activity and credit problems with     since 2005
sub-prime real estate loans caused investors some concern,
but not enough to hamper the market's positive momentum.       ROBERT N. STREED
                                                               With Northern Trust
The Fund returned 4.09 percent during the annual period,       since 1990
while its benchmark -- the Russell 1000 Growth Index --
returned 7.06 percent. The Fund's sector allocations           FUND STATISTICS
typically do not vary materially from those of the
benchmark. As a result, stock selection will typically be      INCEPTION DATE: April 6, 1994
the primary driver of relative performance. The most           TOTAL NET ASSETS: $179 million
significant source of underperformance relative to the         NET ASSET VALUE: $20.91
benchmark was our stock selection within the financial and     TICKER SYMBOL: NOEQX
information technology sectors.                                3-YEAR BETA: 0.98
                                                               DIVIDEND SCHEDULE: Annually
The individual stocks that detracted the most from relative
performance were Tellabs, Moody's and Caremark Rx. In          AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
addition, the Fund's holdings in the health care sector
performed poorly in November 2006, when voters returned        -------------------------------------------
control of Congress to the Democrats. On the other side of     ONE YEAR                              4.09%
the ledger, the Fund's holdings in the industrial and energy   FIVE YEAR                             1.56%
sectors performed well. The largest positive contributors      TEN YEAR                              7.69%
were American Eagle Outfitters, Lockheed Martin and Kohl's.    SINCE INCEPTION                       9.63%
                                                               -------------------------------------------
Our investment process is driven by company fundamentals and
is intended to add value at the individual stock level. As     Performance quoted represents past performance
such, changes to the portfolio were primarily the result of    and does not guarantee future results.
individual security analysis. In selecting stocks for the      Investment return and principal value will
Fund, we examine factors such as revenue, earnings, cash       fluctuate so that shares, when redeemed, may be
flow trends and valuations. While the Fund's relative          worth more or less than their original cost.
performance lagged during the past fiscal year, we believe     Current performance may be lower or higher than
that our disciplined investment process will help us deliver   that shown here. Performance data current to
value to shareholders over time.                               the most recent month-end is available at
                                                               NORTHERNFUNDS.COM.
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Russell 1000 Growth Index is an unmanaged
                                                               index that tracks the performance of those
                                     SELECT     RUSSELL 1000   Russell 1000 companies with higher
                                  EQUITY FUND   GROWTH INDEX   price-to-book ratios and higher forecasted
------------------------------------------------------------   growth values.
4/6/1994                             10,000        10,000
                                     10,818        11,761      The graph and table do not reflect the
                                     13,601        15,523      deduction of taxes that a shareholder would pay
                                     15,724        18,236      on fund distributions or the redemption of fund
                                     23,544        27,255      shares.
                                     30,320        34,914
                                     48,445        46,828      Unlike the Index, the Fund's total returns are
                                     31,334        26,823      reduced by operating expenses, such as
                                     30,527        26,287      transaction costs and management fees.
                                     23,196        19,250
                                     27,917        25,450
                                     28,408        25,745
                                     31,694        29,129
3/31/2007                            32,990        31,184


                                 NORTHERN FUNDS ANNUAL REPORT   9   EQUITY FUNDS

EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

SMALL CAP GROWTH FUND


The past 12 months saw a resurgence in large-cap stocks,       FUND MANAGER
which outperformed small caps for the first time in many
years. However, the underlying fundamentals of small caps      (PHOTO)
remained strong, and as a result the asset class managed to
produce positive results despite concerns that smaller         MATTHEW PERON
companies would be disproportionately hurt by a slowing of     With Northern Trust
the economy. The Fund returned 6.50 percent during the         since 2005
annual period, versus the 1.56 percent return of its
benchmark, the Russell 2000 Growth Index.                      FUND STATISTICS

The issues weighing on small caps played to the Fund's         INCEPTION DATE: September 30, 1999
advantage, as our process is designed to pick stocks with      TOTAL NET ASSETS: $52 million
improving fundamentals such as robust cash flow generation     NET ASSET VALUE: $13.77
and strong balance sheets. Such stocks typically provide a     TICKER SYMBOL: NSGRX
margin of safety during turbulent times, and the past 12       3-YEAR BETA: 0.85
months were no different. While we look for companies with     DIVIDEND SCHEDULE: Annually
excellent growth prospects, we feel that stocks that have
additional fundamental support will be best equipped to        AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
withstand any unexpected challenges. In addition, we prefer
to hold diversified positions across all sectors to enhance    -------------------------------------------
consistency of outperformance.                                 ONE YEAR                              6.50%
                                                               THREE YEAR                           12.04%
The Fund's outperformance was broad-based, as its holdings     FIVE YEAR                             7.53%
outperformed in eight of 10 sectors. Our best stock            SINCE INCEPTION                       7.06%
selection was in the health care and industrial sectors,       -------------------------------------------
whereas our holdings in the financials and consumer staples
sectors detracted from relative performance. The Fund's        Performance quoted represents past performance
top-performing individual stocks were Guess, Ansoft and        and does not guarantee future results.
Veritas DGC. Veritas, which specializes in sub-surface         Investment return and principal value will
imaging for the oil and gas industry, was bought at a          fluctuate so that shares, when redeemed, may be
premium by a larger rival. The worst performing stocks in      worth more or less than their original cost.
the Fund were Molecular Devices and Brightpoint. The latter,   Current performance may be lower or higher than
a distributor of cell phones, was hurt by pricing pressures    that shown here. Performance data current to
and worries over slowing unit growth.                          the most recent month-end is available at
                                                               NORTHERNFUNDS.COM.
We will continue to employ our disciplined, bottom-up
process of investing in companies with sustainable growth      Small-company stocks are generally riskier than
opportunities, improving fundamentals and reasonable           large-company stocks due to greater volatility
valuations. We believe this process adds consistent value      and less liquidity.
over time through virtually all market conditions.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Russell 2000 Growth Index is an unmanaged
                                                               index that tracks the performance of those
                                   SMALL CAP    RUSSELL 2000   Russell 2000 companies with higher
                                  GROWTH FUND   GROWTH INDEX   price-to-book ratios and higher forecasted
------------------------------------------------------------   growth values.
9/30/1999                            10,000        10,000
                                     19,305        14,577      The graph and table do not reflect the
                                     11,316         8,774      deduction of taxes that a shareholder would pay
                                     11,607         9,208      on fund distributions or the redemption of fund
                                      8,166         6,295      shares.
                                     11,861        10,273
                                     12,503        10,362      Unlike the Index, the Fund's total returns are
                                     15,666        13,246      reduced by operating expenses, such as
3/31/2007                            16,683        13,453      transaction costs and management fees.


EQUITY FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

SMALL CAP VALUE FUND

The Northern Small Cap Value Fund posted a return of 5.78      FUND MANAGER
percent in the 12-month period ended March 31, 2007,
underperforming the 10.37 percent return of its benchmark,     (PHOTO)
the Russell 2000 Value Index. Market volatility spiked
during the first quarter of 2007, as concerns about the        ROBERT H. BERGSON
housing market and mortgage lending conditions caused the      With Northern Trust
Fund's benchmark to experience its steepest one-day decline    since 1997
in almost five years on February 27. The period also saw
small-cap stocks underperforming large-cap stocks by a         FUND STATISTICS
significant margin, a notable reversal from the past six
years.                                                         INCEPTION DATE: APRIL 1, 1994
                                                               TOTAL NET ASSETS: $951 million
Much of the Fund's underperformance was the result of the      NET ASSET VALUE: $16.62
market rewarding more expensive stocks with lower levels of    TICKER SYMBOL: NOSGX
earnings. These trends resulted in a challenging environment   3-YEAR BETA: 0.95
for the Fund's quantitative stock selection model, which       DIVIDEND SCHEDULE: Annually
ensures that the Fund's holdings meet our size, valuation
and quality standards.                                         AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07

Individual stock selection, rather than sector allocation,     -------------------------------------------
was the primary driver of the Fund's performance. Our stock    ONE YEAR                              5.78%
selection was strongest in financials, the benchmark's         FIVE YEAR                            13.66%
largest sector. Less successful were our selections within     TEN YEAR                             12.79%
industrials and materials, in which the portfolio's            SINCE INCEPTION                      12.60%
underweight in larger-cap, higher-valuation stocks weighed     -------------------------------------------
on returns. Underperformance in the second half of the
fiscal year was largely driven by the success of stocks with   Performance quoted represents past performance
characteristics that our research suggests are poor            and does not guarantee future results.
predictors of long-term performance, particularly companies    Investment return and principal value will
with little or no reported earnings.                           fluctuate so that shares, when redeemed, may be
                                                               worth more or less than their original cost.
We will continue to use a multi-factor, quantitative           Current performance may be lower or higher than
approach to stock selection, focusing on finding profitable,   that shown here. Performance data current to
yet reasonably priced, small-capitalization stocks. Our team   the most recent month-end is available at
continues to research ways to improve the factors we use to    NORTHERNFUNDS.COM.
select stocks, manage risk and construct the portfolio,
while remaining committed to the longer-term objectives of     Small-company stocks are generally riskier than
providing consistent relative performance amid various         large-company stocks due to greater volatility
market conditions. Further, we will continue to take           and less liquidity.
advantage of strategies that help minimize the erosive
effect of transaction costs on returns in the small-cap
marketplace.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                       (LINE GRAPH)                            The Russell 2000 Value Index is an unmanaged
                                                               index that tracks the performance of those
                                    SMALL CAP   RUSSELL 2000   Russell 2000 companies with lower
                                   VALUE FUND    VALUE INDEX   price-to-book ratios and lower forecasted
------------------------------------------------------------   growth values.
4/1/1994                             10,000        10,000
                                     10,060        10,351      The graph and table do not reflect the
                                     12,474        13,102      deduction of taxes that a shareholder would pay
                                     14,031        15,195      on fund distributions or the redemption of fund
                                     20,035        21,751      shares.
                                     15,336        16,960
                                     19,938        19,208      Unlike the Index, the Fund's total returns are
                                     19,790        22,945      reduced by operating expenses, such as
                                     24,661        28,393      transaction costs and management fees.
                                     19,541        21,781
                                     31,137        35,831
                                     35,219        39,333
                                     44,218        48,683
3/31/2007                            46,772        53,733


                                NORTHERN FUNDS ANNUAL REPORT   11   EQUITY FUNDS

EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

TECHNOLOGY FUND

The technology sector struggled to keep up with the broader    FUND MANAGERS
market during the Fund's most recent fiscal year, as
investor concerns about slowing profit growth and peaking      (PHOTO)
margins trumped positive fundamentals. In general,
technology companies experienced strong profit growth and      MATTHEW PERON
healthy margins, but valuations compressed somewhat as         With Northern Trust
investors were unwilling to pay more for earnings, which       since 2005
they deemed to be peaking. The scenario within the health
care sector was similar, as concerns over product pipelines,   DEBORAH L. KOCH
drug pricing pressures, and insurance reimbursement rates      With Northern Trust
weighed on the sector. Despite these concerns, both sectors    since 2003
managed to post slight gains for the period.
                                                               FUND STATISTICS
The Technology Fund returned 1.31 percent for the most
recent fiscal year, modestly outperforming its benchmark,      INCEPTION DATE: April 1, 1996
the NYSE ARCA Tech 100(SM) Index, which returned 1.11          TOTAL NET ASSETS: $147 million
percent for the period. Stock selection within the             NET ASSET VALUE: $12.38
technology sector was a key driver of the Fund's               TICKER SYMBOL: NTCHX
outperformance, with MEMC Electronic Materials, Accenture      3-YEAR BETA: 0.95
and Brocade Communications the largest positive                DIVIDEND SCHEDULE: Annually
contributors. Dell, Tellabs and Brightpoint were the Fund's
worst performers in the sector. Our decision to                AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
significantly underweight the biotechnology sector was
another positive contributor to relative performance. This     -----------------------------------------------
sector came under pressure due to the trends in health care    ONE YEAR                                  1.31%
cited above as well as relatively high stock valuations.       FIVE YEAR                                 1.54%
                                                               TEN YEAR                                  8.21%
We will continue to construct the Fund's portfolio through     SINCE INCEPTION                           9.30%
bottom-up selection of individual securities. In doing so,     -----------------------------------------------
we concentrate our efforts on fundamental analysis entailing
a review of such factors as a company's margin trends and      Performance quoted represents past performance
free cash flow generation. We look for companies with high     and does not guarantee future results.
rates of innovation, sustainable competitive advantages,       Investment return and principal value will
strong management teams, improving fundamentals and            fluctuate so that shares, when redeemed, may be
reasonable valuations. We will sell stocks when either their   worth more or less than their original cost.
fundamentals deteriorate or their valuations become too        Current performance may be lower or higher than
high.                                                          that shown here. Performance data current to
                                                               the most recent month-end is available at
                                                               NORTHERNFUNDS.COM.

                                                               Technology stocks may be very volatile and
                                                               mutual funds which concentrate in one market
                                                               sector are generally riskier than more
                                                               diversified strategies.
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The NYSE ARCA Tech 100 Index is an unmanaged
                                                               index that tracks the performance of stocks
                                                 NYSE ARCA     within the technology sector.
                            TECHNOLOGY FUND   TECH 100 INDEX
------------------------------------------------------------   The graph and table do not reflect the
4/1/1996                         10,000           10,000       deduction of taxes that a shareholder would pay
                                 12,080           12,028       on fund distributions or the redemption of fund
                                 18,439           17,198       shares.
                                 33,183           24,720
                                 84,379           57,756       Unlike the Index, the Fund's total returns are
                                 27,956           32,913       reduced by operating expenses, such as
                                 24,628           34,057       transaction costs and management fees.
                                 15,868           22,684
                                 24,735           35,499
                                 22,502           36,031
                                 26,238           43,458
3/31/2007                        26,582           43,942


EQUITY FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                                NORTHERN FUNDS ANNUAL REPORT   13   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

                                                    EMERGING   ENHANCED
                                                     MARKETS     LARGE     GROWTH     INCOME    INTERNATIONAL
AMOUNTS IN THOUSANDS,                                EQUITY       CAP      EQUITY     EQUITY    GROWTH EQUITY
EXCEPT PER SHARE DATA                                 FUND       FUND       FUND       FUND          FUND
-------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                $414,837   $132,652   $503,927   $405,989    $  973,395
Investments, at value                               $444,379   $137,347   $578,640   $463,003    $1,191,475
Cash                                                     151          -         44         39             1
Foreign currencies, at value (cost $5,226 and
   $9,225, respectively)                               5,307          -          -          -         9,271
Dividend income receivable                               676        175        569        735         3,133
Interest income receivable                                 2          2          2        697             3
Receivable for foreign tax reclaimable                     3          -          -          -         1,232
Receivable for securities sold                            94     11,660      4,896          -             -
Receivable for variation margin on
   futures contracts                                   1,547          -          -          -             -
Receivable for fund shares sold                        1,429      1,391        571      1,976           401
Receivable from investment adviser                         -          -         15         20            13
Prepaid and other assets                                   1          1          2          1             4
Total Assets                                         453,589    150,576    584,739    466,471     1,205,533
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized loss on forward foreign currency
   exchange contracts                                     13          -          -          -             -
Payable for securities purchased                         975      4,176      5,747     12,476         2,852
Payable for variation margin on futures contracts         14          1          -          -             -
Payable for fund shares redeemed                         858      8,070      1,591        609           908
Payable to affiliates:
   Investment advisory fees                               30          8         95         73           230
   Co-administration fees                                 13          4         17         13            35
   Custody and accounting fees                             8          2          3          3            24
   Transfer agent fees                                     8          3         11          9            23
   Trustee fees                                            -          1          4          1             4
Accrued other liabilities                                 19         20         59         89           100
Total Liabilities                                      1,938     12,285      7,527     13,273         4,176
-------------------------------------------------------------------------------------------------------------
Net Assets                                          $451,651   $138,291   $577,212   $453,198    $1,201,357
-------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                       $418,225   $130,282   $491,121   $381,941    $  861,045
Undistributed net investment
   income (loss)                                         670         41         19     (1,382)         (725)
Accumulated undistributed net realized
   gain (loss)                                         2,897      3,206     11,359     15,625       122,854
Net unrealized appreciation                           29,859      4,762     74,713     57,014       218,183
Net Assets                                          $451,651   $138,291   $577,212   $453,198    $1,201,357
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE, UNLIMITED
   AUTHORIZATION)                                     40,657     12,295     35,589     34,183        88,252
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
   PER SHARE                                        $  11.11   $  11.25   $  16.22   $  13.26    $    13.61
-------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.


EQUITY FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

 LARGE CAP     MID CAP        SELECT      SMALL CAP     SMALL CAP    TECHNOLOGY
VALUE FUND   GROWTH FUND   EQUITY FUND   GROWTH FUND   VALUE FUND       FUND
--------------------------------------------------------------------------------
$1,026,552     $170,711     $166,578      $  44,673     $788,922    $   128,038
$1,176,579     $185,487     $182,386      $  52,030     $948,715    $   146,559
       275            1            1              1           13              1
         -            -            -              -            -              -
     1,437           99          154             11        1,438             53
         9            1            1              -           10              1
         -            -            -              -            -              -
         -            -        5,220          1,289        2,211            443
         -            -            -              -          155              -
     1,506           60          152             22        4,243             46
        10            5            5              1           94              -
         4            -            1              1            1              1
 1,179,820      185,653      187,920         53,355      956,880        147,104
--------------------------------------------------------------------------------
         -            -            -              -            -              -
     6,327          293        7,899          1,156        3,713              -
         -            -            -              -            -              -
     1,418          144        1,168             63        1,484            479
       192           30           30             10          155             29
        34            5            5              2           27              4
         5            1            2              1            8              1
        22            4            3              1           18              3
         4            1            2              1            2              2
       174           24           59             22          166             49
     8,176          502        9,168          1,256        5,573            567
--------------------------------------------------------------------------------
$1,171,644     $185,151     $178,752      $  52,099     $951,307    $   146,537
--------------------------------------------------------------------------------
$  950,451     $252,583     $247,491      $ 209,848     $777,047    $ 1,148,115
     6,364            -          211              -        2,699              -
    64,802      (82,208)     (84,758)      (165,106)      11,209     (1,020,099)
   150,027       14,776       15,808          7,357      160,352         18,521
$1,171,644     $185,151     $178,752      $  52,099     $951,307    $   146,537
--------------------------------------------------------------------------------
    85,496       11,720        8,547          3,783       57,246         11,834
$    13.70     $  15.80     $  20.91      $   13.77     $  16.62    $     12.38
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   15   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

                                              EMERGING       ENHANCED                               INTERNATIONAL
                                               MARKETS      LARGE CAP      GROWTH        INCOME         GROWTH
Amounts in thousands                       EQUITY FUND(1)      FUND     EQUITY FUND   EQUITY FUND    EQUTIY FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                              $ 3,781(2)      $1,425       $10,126       $ 9,686      $ 30,744(3)
Interest income                                  331            227           334         4,791           211
   Total Investment Income                     4,112          1.652        10,460        14,477        30,955
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                         719            237         5,309         3,230        12,886
Co-administration fees                           308            118           937           570         1,933
Custody and accounting fees                      263             95           169           110         1,339
Transfer agent fees                              205             79           625           380         1,288
Registration fees                                 34             20            23            25            38
Printing fees                                     33             36           110            40           194
Professional fees                                 12             14            44            19            75
Shareholder servicing fees                         -              -            15           297            17
Trustee fees and expenses                          4              6            17             6            29
Interest expense                                   -              -            16             -           189
Other                                              8              9            24            10            39
-----------------------------------------------------------------------------------------------------------------
Total Expenses                                 1,586            614         7,289         4,687        18,027
   Less expenses reimbursed by
      investment adviser                           -           (140)       (1,022)         (885)       (1,730)
   Less custodian credits                          -              -            (5)           (1)            -
   Net Expenses                                1,586            474         6,262         3,801        16,297
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                   2,526          1,178         4,198        10,676        14,658
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                 1,750          3,794        22,300        22,524       217,640
   Futures contracts                           1,147            241             -             -             -
   Foreign currency transactions                (459)             -             -             -           (62)
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                29,542          4,326        14,758        26,958        (7,127)
   Futures contracts                             208             63             -             -             -
   Forward foreign currency exchange
      contracts                                  (13)             -             -             -             -
   Translation of other assets and
      liabilities denominated in foreign
      currencies                                 122              -             -             -           141
   Net Gains (Losses) on Investments          32,297          8,424        37,058        49,482       210,592
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 $34,823         $9,602       $41,256       $60,158      $225,250
-----------------------------------------------------------------------------------------------------------------

(1)  Commenced investment operations on April 25, 2006.

(2)  Net of $463 in non-reclaimable foreign withholding taxes.

(3)  Net of $3,597 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.


EQUITY FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

                              FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2007

 LARGE CAP      MID CAP       SELECT      SMALL CAP     SMALL CAP   TECHNOLOGY
VALUE FUND   GROWTH FUND   EQUITY FUND   GROWTH FUND   VALUE FUND      FUND
------------------------------------------------------------------------------
 $ 32,775     $  1,706       $ 2,476       $  211       $  9,326     $   803
    1,727          207           282           44          1,651         183
   34,502        1,913         2,758          255         10,977         986
------------------------------------------------------------------------------
   10,020        1,952         1,735          565          5,543       1,726
    1,768          344           306           85            978         259
      272           89            87           63            295          71
    1,179          230           204           56            652         172
       41           14            15           18             62           -
      156           40            40           40             81          50
       59           15            15           15             29          15
      330            8           126            7            443          86
       24            5             6            5             11           5
        4            5             1            1              1           1
       32           10            10           10             18           1
------------------------------------------------------------------------------
   13,885        2,712         2,545          865          8,113       2,386
     (913)        (411)         (502)        (158)        (1,577)       (228)
       (1)           -           (1)            -            (14)          -
   12,971        2,301         2,042          707          6,522       2,158
------------------------------------------------------------------------------
   21,531         (388)          716         (452)         4,455      (1,172)
------------------------------------------------------------------------------
  131,959       19,124        14,487        2,346         64,609       7,896
        -            -             -            -          1,195           -
        -            -             -            -              -           -
    1,945      (19,518)       (9,062)         220        (40,939)     (6,741)
        -            -             -            -           (383)          -
        -            -             -            -              -           -
        -            -             -            -              -           -
  133,904         (394)        5,425        2,566         24,482       1,155
------------------------------------------------------------------------------
 $155,435     $   (782)      $ 6,141       $2,114       $ 28,937     $   (17)
------------------------------------------------------------------------------

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   17   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                  EMERGING
                                   MARKETS
                                   EQUITY        ENHANCED                                                    INTERNATIONAL
                                    FUND      LARGE CAP FUND    GROWTH EQUITY FUND  INCOME EQUITY FUND    GROWTH EQUITY FUND
Amounts in thousands               2007(1)    2007    2006(2)     2007      2006       2007     2006       2007        2006
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)      $  2,526  $  1,178  $   116  $   4,198  $  3,039  $ 10,676  $  9,709  $   14,658  $   12,130
Net realized gains                   2,438     4,035      110     22,300    69,411    22,524    25,428     217,578     127,525
Net change in unrealized
   appreciation (depreciation)      29,859     4,389      373     14,758     2,588    26,958     1,494      (6,986)    115,310
   Net Increase (Decrease) in
      Net Assets Resulting from
      Operations                    34,823     9,602      599     41,256    75,038    60,158    36,631     225,250     254,965
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
   assets resulting from
   capital share transactions      418,225    93,232   37,050   (153,307)  (22,200)   54,603    20,162    (305,536)   (113,245)
   Net Increase (Decrease) in
      Net Assets Resulting from
      Capital Share Transactions   418,225    93,232   37,050   (153,307)  (22,200)   54,603    20,162    (305,536)   (113,245)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income          (1,397)   (1,145)    (106)    (4,737)   (2,687)  (11,828)  (10,158)    (21,201)    (10,200)
From net realized gains                  -      (941)       -    (40,552)  (44,359)  (13,071)  (27,204)   (111,568)          -
   Total Distributions Paid         (1,397)   (2,086)    (106)   (45,289)  (47,046)  (24,899)  (37,362)   (132,769)    (10,200)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                      451,651   100,748   37,543   (157,340)    5,792    89,862    19,431    (213,055)    131,520
NET ASSETS:
Beginning of period                      -    37,543        -    734,552   728,760   363,336   343,905   1,414,412   1,282,892
End of period                     $451,651  $138,291  $37,543  $ 577,212  $734,552  $453,198  $363,336  $1,201,357  $1,414,412
------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS)       $    670  $     41  $    10  $      19  $    558  $ (1,382) $   (107) $     (725) $    5,149
------------------------------------------------------------------------------------------------------------------------------

(1)  Commenced investment operations on April 25, 2006.

(2)  Commenced investment operations on December 16, 2005.

See Notes to the Financial Statements.


EQUITY FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

                                 FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

                                                                  SMALL CAP GROWTH     SMALL CAP VALUE
 LARGE CAP VALUE FUND   MID CAP GROWTH FUND  SELECT EQUITY FUND         FUND                 FUND           TECHNOLOGY FUND
   2007        2006        2007      2006      2007      2006      2007      2006      2007       2006      2007       2006
-----------------------------------------------------------------------------------------------------------------------------
$   21,531  $   21,463  $    (388) $   (810) $    716  $    461  $   (452) $   (444) $  4,455  $   4,358  $ (1,172) $  (1,279)
   131,959     104,265     19,124    53,950    14,487    21,321     2,346    19,952    65,804     42,016     7,896     43,696
     1,945     (23,657)   (19,518)   (5,791)   (9,062)    7,926       220    (5,000)  (41,322)    75,132    (6,741)    (6,266)
   155,435     102,071       (782)   47,349     6,141    29,708     2,114    14,508    28,937    121,506       (17)    36,151
-----------------------------------------------------------------------------------------------------------------------------
   (48,125)     16,151   (134,000)  (39,084)  (72,157)  (91,129)  (18,025)  (20,580)  382,310     46,635   (62,744)   (82,013)
   (48,125)     16,151   (134,000)  (39,084)  (72,157)  (91,129)  (18,025)  (20,580)  382,310     46,635   (62,744)   (82,013)
-----------------------------------------------------------------------------------------------------------------------------
   (20,912)    (19,759)         -         -      (700)     (445)        -         -    (4,198)    (2,400)        -          -
  (102,269)    (86,098)         -         -         -         -         -         -   (67,470)   (36,507)        -          -
  (123,181)   (105,857)         -         -      (700)     (445)        -         -   (71,668)   (38,907)        -          -
-----------------------------------------------------------------------------------------------------------------------------
   (15,871)     12,365   (134,782)    8,265   (66,716)  (61,866)  (15,911)   (6,072)  339,579    129,234   (62,761)   (45,862)
 1,187,515   1,175,150    319,933   311,668   245,468   307,334    68,010    74,082   611,728    482,494   209,298    255,160
$1,171,644  $1,187,515  $ 185,151  $319,933  $178,752  $245,468  $ 52,099  $ 68,010  $951,307  $ 611,728  $146,537  $ 209,298
-----------------------------------------------------------------------------------------------------------------------------
$    6,364  $    5,745  $       -  $      -  $    211  $    195  $      -  $      -  $  2,699  $   2,974  $      -  $       -
-----------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   19   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

                                                                      EMERGING
                                                                       MARKETS
                                                                    EQUITY FUNDS
Selected per share data                                               2007 (4)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.09
Net realized and unrealized gain                                          1.08
   Total from Investment Operations                                       1.17
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                                        (0.06)
      Total Distributions Paid                                           (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $  11.11
--------------------------------------------------------------------------------
TOTAL RETURN (2)                                                         11.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                               $451,651
Ratio to average net assets of:(3)
   Expenses, net of reimbursements                                        0.77%
   Expenses, before reimbursements                                        0.77%
   Net investment income, net of reimbursements                           1.23%
   Net investment income, before reimbursements                           1.23%
Portfolio Turnover Rate                                                  16.23%
--------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)  Annualized for periods less than one year.

(4)  Commenced investment operations on April 25, 2006.

See Notes to the Financial Statements.


EQUITY FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

                                  FOR THE FISCAL YEAR OR PERIODS ENDED MARCH 31,

                                                                   ENHANCED
                                                                LARGE CAP FUND
Selected per share data                                        2007     2006 (3)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  10.22   $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            0.14      0.04
Net realized and unrealized gains                                1.13      0.22
   Total from Investment Operations                              1.27      0.26
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.14)    (0.04)
   From net realized gains                                      (0.10)       --
      Total Distributions Paid                                  (0.24)    (0.04)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $  11.25   $ 10.22
--------------------------------------------------------------------------------
TOTAL RETURN (1)                                                12.50%     2.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                      $138,291   $37,543
Ratio to average net assets of: (2)
   Expenses, net of reimbursements                               0.60%     0.60%
   Expenses, before reimbursements                               0.78%     1.71%
   Net investment income, net of reimbursements                  1.49%     1.68%
   Net investment income, before reimbursements                  1.31%     0.57%
Portfolio Turnover Rate                                        100.03%    22.05%
--------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3)  Commenced investment operations on December 16, 2005.

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   21   EQUITY FUNDS

EQUITY FUNDS

                                                                                GROWTH EQUITY FUND
Selected per share data                                             2007       2006       2005       2004       2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $  16.24   $  15.64   $  15.00   $  11.51   $  15.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                 0.12       0.07       0.09       0.01       0.04
Net realized and unrealized gains (losses)                            1.16       1.60       0.64       3.49      (4.15)
   Total from Investment Operations                                   1.28       1.67       0.73       3.50      (4.11)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.13)     (0.06)     (0.09)     (0.01)     (0.04)
   From net realized gains                                           (1.17)     (1.01)         -          -          -
      Total Distributions Paid                                       (1.30)     (1.07)     (0.09)     (0.01)     (0.04)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $  16.22   $  16.24   $  15.64   $  15.00   $  11.51
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                      7.93%     10.72%      4.93%     30.41%    (26.25)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                             $577,212   $734,552   $728,760   $766,233   $562,961
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits               1.00%      1.00%      1.00%      1.00%      1.00%
   Expenses, before waivers, reimbursements and credits               1.17%      1.24%      1.25%      1.25%      1.27%
   Net investment income, net of waivers, reimbursements and
      credits                                                         0.67%      0.42%      0.60%      0.06%      0.32%
   Net investment income (loss), before waivers, reimbursements
      and credits                                                     0.50%      0.18%      0.35%     (0.19)%     0.05%
Portfolio Turnover Rate                                              88.79%     60.23%     86.61%    105.57%     50.79%
----------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


EQUITY FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                            INCOME EQUITY FUND
Selected per share data                                      2007       2006       2005       2004       2003
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $  12.06   $  12.11   $  12.11   $  10.15   $  11.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.36       0.35       0.34       0.36       0.39
Net realized and unrealized gains (losses)                     1.67       0.94       0.42       2.00      (1.27)
   Total from Investment Operations                            2.03       1.29       0.76       2.36      (0.88)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.39)     (0.37)     (0.46)     (0.40)     (0.38)
   From net realized gains                                    (0.44)     (0.97)     (0.30)         -          -
      Total Distributions Paid                                (0.83)     (1.34)     (0.76)     (0.40)     (0.38)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $  13.26   $  12.06   $  12.11   $  12.11   $  10.15
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                              17.31%     11.06%      6.45%     23.60%     (7.77)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $453,198   $363,336   $343,905   $319,188   $217,944
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits        1.00%      1.00%      1.00%      1.00%      1.00%
   Expenses, before waivers, reimbursements and credits        1.23%      1.34%      1.30%      1.27%      1.30%
   Net investment income, net of waivers, reimbursements
      and credits                                              2.81%      2.80%      2.76%      3.20%      3.78%
   Net investment income, before waivers, reimbursements
      and credits                                              2.58%      2.46%      2.46%      2.93%      3.48%
Portfolio Turnover Rate                                       32.85%     74.74%     58.81%     84.84%     48.77%
---------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   23   EQUITY FUNDS

EQUITY FUNDS

                                                                         INTERNATIONAL GROWTH EQUITY FUND
Selected per share data                                       2007           2006         2005        2004       2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $    12.62     $    10.51   $     9.35   $   5.98   $   7.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.16           0.11         0.09          -       0.05
Net realized and unrealized gains (losses)                       2.25           2.09         1.13       3.39      (1.95)
   Total from Investment Operations                              2.41           2.20         1.22       3.39      (1.90)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                               (0.23)         (0.09)       (0.06)     (0.02)     (0.05)
   From net realized gains                                      (1.19)             -            -          -          -
      Total Distributions Paid                                  (1.42)         (0.09)       (0.06)     (0.02)     (0.05)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $    13.61     $    12.62   $    10.51   $   9.35   $   5.98
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                                19.63%         21.00%       13.05%     56.78%    (23.97)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $1,201,357     $1,414,412   $1,282,892   $586,529   $168,651
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits          1.26%(3)       1.25%        1.25%      1.25%      1.26%(3)
   Expenses, before waivers, reimbursements and credits          1.40%          1.49%        1.45%      1.50%      1.56%
   Net investment income, net of waivers, reimbursements
      and credits                                                1.14%          0.93%        1.15%      0.40%      0.65%
   Net investment income, before waivers, reimbursements
      and credits                                                1.00%          0.69%        0.95%      0.15%      0.35%
Portfolio Turnover Rate                                         69.99%         98.16%       63.85%     73.36%    182.39%
-----------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) Expense ratios, net of waivers and reimbursements, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund's temporary borrowings against a line of credit.

See Notes to the Financial Statements.


EQUITY FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                              LARGE CAP VALUE FUND
Selected per share data                                       2007         2006         2005        2004       2003
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $    13.36   $    13.44   $    12.66   $   8.93   $  11.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.27         0.25         0.16       0.12       0.11
Net realized and unrealized gains (losses)                       1.59         0.90         0.76       3.74      (2.81)
   Total from Investment Operations                              1.86         1.15         0.92       3.86      (2.70)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.26)       (0.23)       (0.14)     (0.13)     (0.11)
   From net realized gains                                      (1.26)       (1.00)           -          -          -
      Total Distributions Paid                                  (1.52)       (1.23)       (0.14)     (0.13)     (0.11)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $    13.70   $    13.36   $    13.44   $  12.66   $   8.93
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                14.04%        8.96%        7.31%     43.33%    (23.05)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $1,171,644   $1,187,515   $1,175,150   $867,370   $428,735
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits          1.10%        1.10%        1.10%      1.10%      1.10%
   Expenses, before waivers, reimbursements and credits          1.18%        1.29%        1.24%      1.24%      1.27%
   Net investment income, net of waivers, reimbursements
      and credits                                                1.83%        1.80%        1.39%      1.30%      1.53%
   Net investment income, before waivers, reimbursements
      and credits                                                1.75%        1.61%        1.25%      1.16%      1.36%
Portfolio Turnover Rate                                         41.13%       33.10%       22.30%     15.08%     25.04%
---------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   25   EQUITY FUNDS

EQUITY FUNDS

                                                                                       MID CAP GROWTH FUND
Selected per share data                                                2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $  15.06    $  12.91    $  12.47    $   9.07    $  11.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.03)      (0.05)      (0.10)      (0.06)      (0.09)
Net realized and unrealized gains (losses)                               0.77        2.20        0.54        3.46       (2.49)
   Total from Investment Operations                                      0.74        2.15        0.44        3.40       (2.58)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                         $  15.80    $  15.06    $  12.91    $  12.47    $   9.07
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                         4.91%      16.65%       3.53%      37.49%     (22.15)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                $185,151    $319,933    $311,668    $365,064    $224,930
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits                  1.00%       1.00%       1.00%       1.00%       1.01%(2)
   Expenses, before waivers, reimbursements and credits                  1.18%       1.26%       1.26%       1.26%       1.29%
   Net investment loss, net of waivers, reimbursements and credits      (0.17)%     (0.26)%     (0.59)%     (0.64)%     (0.71)%
   Net investment loss, before waivers, reimbursements and credits      (0.35)%     (0.52)%     (0.85)%     (0.90)%     (0.99)%
Portfolio Turnover Rate                                                140.46%     149.57%     106.13%     228.75%     161.58%
-----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Expense ratio, net of waivers and reimbursements, for the year would have been 1.00%, absent the effect of interest expense incurred by the Fund's temporary borrowings against a line of credit.

See Notes to the Financial Statements.


EQUITY FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                          SELECT EQUITY FUND
Selected per share data                                  2007       2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $  20.17   $  18.11    $  17.86    $  14.84    $  19.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.08       0.04        0.07       (0.03)          -
Net realized and unrealized gains (losses)                 0.73       2.05        0.25        3.05       (4.68)
   Total from Investment Operations                        0.81       2.09        0.32        3.02       (4.68)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                             (0.07)     (0.03)      (0.07)          -           -
      Total Distributions Paid                            (0.07)     (0.03)      (0.07)          -           -
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $  20.91   $  20.17    $  18.11    $  17.86    $  14.84
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                           4.09%     11.56%       1.76%      20.35%     (24.02)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                  $178,752   $245,468    $307,334    $425,965    $394,283
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits       1.00%      1.00%       1.00%       1.00%       1.00%
Expenses, before waivers, reimbursements and credits       1.25%      1.27%       1.42%       1.32%       1.40%
Net investment income(loss), net of waivers,
   reimbursements and credits                              0.35%      0.17%       0.39%      (0.15)%     (0.06)%
Net investment income(loss), before waivers,
   reimbursements and credits                              0.10%     (0.10)%     (0.03)%     (0.47)%     (0.46)%
Portfolio Turnover Rate                                  148.99%    145.09%     206.70%     200.55%     187.80%
--------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   27   EQUITY FUNDS

EQUITY FUNDS

                                                                                      SMALL CAP GROWTH FUND
Selected per share data                                                2007       2006       2005         2004        2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $ 12.93    $ 10.32    $  9.79      $   6.74    $   9.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                    (0.12)     (0.13)     (0.26)        (0.08)      (0.12)
Net realized and unrealized gains (losses)                              0.96       2.74       0.79          3.13       (2.72)
   Total from Investment Operations                                     0.84       2.61       0.53          3.05       (2.84)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                         $ 13.77    $ 12.93    $ 10.32      $   9.79    $   6.74
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                        6.50%     25.29%      5.41%        45.25%     (29.65)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                $52,099    $68,010    $74,082      $178,801    $121,679
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits                 1.25%      1.25%      1.26%(2)      1.25%       1.25%
   Expenses, before waivers, reimbursements and credits                 1.53%      1.52%      1.49%         1.44%       1.48%
   Net investment loss, net of waivers, reimbursements and credits     (0.80)%    (0.67)%    (0.88)%       (0.87)%     (0.92)%
   Net investment loss, before waivers, reimbursements and credits     (1.08)%    (0.94)%    (1.11)%       (1.06)%     (1.15)%
Portfolio Turnover Rate                                               140.99%    150.83%    145.26%       291.99%     310.96%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Expense ratio, net of waivers and reimbursements, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund's temporary borrowing against a line of credit.

See Notes to the Financial Statements.


EQUITY FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                              SMALL CAP VALUE FUND
Selected per share data                         2007       2006       2005       2004       2003
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $  17.59   $  15.15   $  14.23   $   9.00   $  11.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.09       0.13       0.10       0.10       0.12
Net realized and unrealized gains (losses)        0.91       3.57       1.76       5.23      (2.49)
   Total from Investment Operations               1.00       3.70       1.86       5.33      (2.37)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                    (0.12)     (0.08)     (0.14)     (0.10)     (0.04)
   From net realized gains                       (1.85)     (1.18)     (0.80)         -          -
      Total Distributions Paid                   (1.97)     (1.26)     (0.94)     (0.10)     (0.04)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  16.62   $  17.59   $  15.15   $  14.23   $   9.00
--------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                  5.78%     25.55%     13.11%     59.34%    (20.76)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year         $951,307   $611,728   $482,494   $396,966   $235,801
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements
      and credits                                 1.00%      1.00%      1.00%      1.00%      1.00%
   Expenses, before waivers, reimbursements
      and credits                                 1.24%      1.28%      1.28%      1.27%      1.40%
   Net investment income, net of waivers,
      reimbursements and credits                  0.68%      0.85%      0.79%      0.91%      1.18%
   Net investment income, before waivers,
      reimbursements and credits                  0.44%      0.57%      0.51%      0.64%      0.78%
Portfolio Turnover Rate                          41.07%     31.58%     23.07%     50.46%     69.44%
--------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   29   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                 TECHNOLOGY FUND
Selected per share data                          2007      2006       2005       2004       2003
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $  12.22   $  10.48   $  11.52   $   7.39   $  11.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                              (0.10)     (0.11)     (0.14)     (0.11)     (0.11)
Net realized and unrealized gains (losses)        0.26       1.85      (0.90)      4.24      (3.96)
   Total from Investment Operations               0.16       1.74      (1.04)      4.13      (4.07)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  12.38   $  12.22   $  10.48   $  11.52   $   7.39
--------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                  1.31%     16.60%     (9.03)%    55.89%    (35.57)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year         $146,537   $209,298   $255,160   $400,847   $277,679
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements
      and credits                                 1.25%      1.25%      1.25%      1.25%      1.25%
   Expenses, before waivers, reimbursements
      and credits                                 1.38%      1.43%      1.48%      1.47%      1.53%
   Net investment loss, net of waivers,
      reimbursements and credits                 (0.68)%    (0.54)%    (0.69)%    (0.92)%    (0.90)%
   Net investment loss, before waivers,
      reimbursements and credits                 (0.81)%    (0.72)%    (0.92)%    (1.14)%    (1.18)%
Portfolio Turnover Rate                          84.66%     75.95%     29.78%     60.58%     61.72%
--------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


EQUITY FUNDS   30   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

EMERGING MARKETS EQUITY FUND

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8%
ARGENTINA - 0.1%
   BBVA Banco Frances S.A. ADR                                9,100   $      114
   Telecom Argentina S.A. ADR *                              20,020          427
--------------------------------------------------------------------------------
                                                                             541
--------------------------------------------------------------------------------
BERMUDA - 0.3%
   Central European Media Enterprises, Class A *              4,900          441
   Credicorp Ltd.                                            14,025          684
--------------------------------------------------------------------------------
                                                                           1,125
--------------------------------------------------------------------------------
BRAZIL - 4.1%
   All America Latina Logistica S.A.                         62,900          763
   Banco Nossa Caixa S.A.                                     4,000           57
   Brasil Telecom Participacoes S.A.                      9,420,500          190
   Centrais Eletricas Brasileiras S.A.                   20,885,700          465
   Cia de Concessoes Rodoviarias                             26,000          347
   Cia de Saneamento Basico do Estado de Sao Paulo        2,702,700          363
   Cia Siderurgica Nacional S.A.                             22,000          949
   Cia Vale do Rio Doce                                     120,927        4,478
   Cosan SA Industria e Comercio *                            8,400          152
   Cyrela Brazil Realty S.A.                                 33,600          312
   Diagnosticos da America S.A. *                             5,600          124
   EDP - Energias do Brasil S.A.                              6,800          100
   Empresa Brasileira de Aeronautica S.A.                    79,900          911
   Gafisa S.A.                                               14,915          188
   Gerdau S.A.                                                8,700          137
   Lojas Renner S.A.                                         22,100          286
   Natura Cosmeticos S.A.                                    17,100          192
   Perdigao S.A.                                             12,842          172
   Petroleo Brasileiro S.A. - Petrobras
      (Buenos Aires Exchange)                                22,600          235
   Petroleo Brasileiro S.A. - Petrobras                     204,466        5,135
   Souza Cruz S.A.                                           12,900          260
   Submarino S.A.                                             8,800          296
   Tele Norte Leste Participacoes S.A.                       12,300          356
   Tractebel Energia S.A.                                    20,300          177
   Unibanco - Uniao de Bancos Brasileiros S.A.              191,300        1,689
--------------------------------------------------------------------------------
                                                                          18,334
--------------------------------------------------------------------------------
CHILE - 1.5%
   Banco de Credito e Inversiones                             5,307          174
   Banco Santander Chile S.A.                             4,924,918          236
   Banco Santander Chile S.A. ADR                             3,400          170
   CAP S.A.                                                  14,645          234
   Centros Comerciales Sudamericanos S.A.                   140,738          481

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
CHILE - 1.5% - (CONTINUED)
   Cia Cervecerias Unidas S.A. ADR                            1,900   $       60
   Cia de Telecomunicaciones de Chile S.A. ADR               10,100           94
   Cia de Telecomunicaciones de Chile S.A., Class A          53,444          123
   Cia Sudamericana de Vapores S.A.                          57,893           81
   Colbun S.A.                                              897,104          173
   Compania Cervecerias Unidas S.A.                          14,191           89
   CorpBanca S.A.                                        12,930,770           70
   Cristalerias de Chile S.A.                                 4,054           45
   Distribucion y Servicio D&S S.A.                         291,765          101
   Distribucion y Servicio D&S S.A. ADR                       3,300           68
   Empresa Nacional de Electricidad S.A. ADR                  8,200          329
   Empresa Nacional de Electricidad S.A.                    344,082          458
   Empresa Nacional de Telecomunicaciones S.A.               16,847          242
   Empresas CMPC S.A.                                        15,903          513
   Empresas COPEC S.A.                                       81,343        1,078
   Empresas Iansa S.A.                                      164,300           22
   Enersis S.A. ADR                                          19,500          318
   Enersis S.A.                                           1,364,019          445
   Inversiones Aguas Metropolitanas S.A.                     71,964           87
   Lan Airlines S.A.                                          9,359          129
   Lan Airlines S.A. ADR                                      1,500          103
   Madeco S.A. *                                            443,774           51
   Masisa S.A.                                              449,030          101
   Parque Arauco S.A.                                        56,930           52
   SACI Falabella                                            51,116          218
   Sociedad Quimica y Minera de Chile S.A.                   12,698          184
   Sociedad Quimica y Minera de Chile S.A. ADR                  900          131
   Vina Concha y Toro S.A.                                   63,012          105
--------------------------------------------------------------------------------
                                                                           6,765
--------------------------------------------------------------------------------
CHINA - 6.8%
   Air China Ltd.                                           444,000          307
   Aluminum Corp. of China Ltd.                             586,000          605
   Angang Steel Co. Ltd.                                    162,000          281
   Anhui Conch Cement Co. Ltd.                               84,000          299
   Bank of China Ltd. *                                   4,016,146        2,000
   Bank of Communications Co. Ltd.                        1,027,000        1,056
   Beijing Capital International Airport Co. Ltd.           258,000          256
   Byd Co. Ltd. *                                            20,000           99
   China Communications Construction Co. Ltd. *             758,000          914
   China Construction Bank Corp.                          4,447,643        2,545
   China Eastern Airlines Corp. Ltd. *                      188,000           57

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   31   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND (continued)

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
CHINA - 6.8% - (CONTINUED)
   China Life Insurance Co. Ltd.                          1,269,502   $    3,648
   China Petroleum & Chemical Corp.                       3,020,751        2,556
   China Shipping Container Lines Co. Ltd.                  284,000          110
   China Shipping Development Co. Ltd.                      242,000          369
   China Southern Airlines Co. Ltd. *                       148,000           68
   China Telecom Corp. Ltd.                               2,474,000        1,216
   COSCO Holdings                                           455,000          447
   Datang International Power Generation Co. Ltd.           268,000          254
   Dongfeng Motor Group Co. Ltd. *                          546,000          298
   FU JI Food and Catering Services Holdings Ltd.            30,000           94
   Guangshen Railway Co. Ltd.                               230,000          146
   Guangzhou R&F Properties Co. Ltd.                        190,800          425
   Huadian Power International Co.                          186,000           67
   Huaneng Power International, Inc.                        564,000          491
   Hunan Non-Ferrous Metal Corp. Ltd. *                     190,000          126
   Industrial & Commercial Bank of China *                5,226,000        2,930
   Jiangsu Express                                          232,000          181
   Jiangxi Cooper Co. Ltd.                                  231,000          280
   Maanshan Iron & Steel                                    308,000          202
   PetroChina Co. Ltd.                                    3,407,038        4,042
   PICC Property & Casualty Co., Ltd. *                     388,000          222
   Ping An Insurance Group Co. of China Ltd.                253,000        1,240
   Semiconductor Manufacturing International Corp. *      2,267,000          313
   Shanghai Electric Group Co. Ltd.                         530,000          248
   Shanghai Forte Land Co.                                  116,000           49
   Shenzhen Expressway Co. Ltd.                              90,000           57
   Shimao Property Holdings Ltd *                           144,000          285
   Sinopec Shanghai Petrochemical Co. Ltd.                  362,000          189
   Sinopec Yizheng Chemical Fibre Co. Ltd. *                156,000           46
   Sinotrans Ltd.                                           194,000           78
   Travelsky Technology Ltd.                                 36,000           63
   Tsingtao Brewery Co. Ltd.                                 52,000           87
   Weichai Power Co. Ltd.                                    18,000           93
   Weiqiao Textile Co.                                       61,000           88
   Xinao Gas Holdings Ltd.                                  104,000          110
   Yanzhou Coal Mining Co. Ltd.                             324,000          310
   Zhejiang Expressway Co. Ltd.                             261,000          209
   Zijin Mining Group Co. Ltd.                              760,000          443
   ZTE Corp.                                                 23,800          112
--------------------------------------------------------------------------------
                                                                          30,611
--------------------------------------------------------------------------------

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
COLOMBIA - 0.2%
   BanColombia S.A. ADR                                      38,100   $    1,055
--------------------------------------------------------------------------------
CZECH REPUBLIC - 0.7%
   CEZ                                                       36,970        1,660
   Komercni Banka A/S                                         2,710          471
   Philip Morris CR A/S                                         100           46
   Telefonica O2 Czech Republic A/S                          19,840          519
   Unipetrol *                                               12,830          144
   Zentiva N.V                                                3,960          273
--------------------------------------------------------------------------------
                                                                           3,113
--------------------------------------------------------------------------------
EGYPT - 0.8%
   Alexandria Mineral Oils Co.                                2,889           39
   Commercial International Bank                             29,729          290
   Credit Agricole Egypt *                                    9,223           30
   Eastern Tobacco                                            2,001          141
   Egyptian Co. for Mobile Services                           6,208          172
   Egyptian Financial & Industrial Co.                          400            5
   Egyptian Financial Group-Hermes Holding *                 30,027          199
   Egyptian International Pharmaceutical
      Industrial Co.                                          3,400           15
   Egyptian Media Production City *                           5,300           10
   EL Ezz Aldekhela Steel Alexandria                            463           84
   El Ezz Steel Rebars SAE *                                 14,766          130
   El Watany Bank of Egypt *                                  9,974           75
   Medinet Nasr Housing                                       1,116           30
   Misr Beni Suef Cement Co.                                  1,800           33
   Olympic Group Financial Investments                        6,328           58
   Orascom Construction Industries                           14,438          725
   Orascom Hotels & Development *                            14,709          115
   Orascom Telecom Holding SAE                               17,672        1,225
   Oriental Weavers                                           2,584           30
   Sidi Kerir Petrochemcials Co.                             22,880           83
   Telecom Egypt                                             60,190          170
--------------------------------------------------------------------------------
                                                                           3,659
--------------------------------------------------------------------------------
HONG KONG - 4.2%
   Agile Property Holdings Ltd.                             322,000          317
   Beijing Enterprises Holdings Ltd.                         44,000          112
   Brilliance China Automotive Holdings Ltd. *              322,000           79
   Chaoda Modern Agriculture                                312,000          219
   China Agri-Industries Holdings Ltd. *                     98,000           86
   China Everbright Ltd. *                                  100,000          102
   China Mengniu Dairy Co. Ltd.                             166,000          475

See Notes to the Financial Statements.


EQUITY FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
HONG KONG - 4.2% - (CONTINUED)
   China Merchants Holdings
      International Co. Ltd.                                193,300   $      814
   China Mobile Ltd.                                        890,486        8,098
   China Overseas Land & Investment Ltd.                    642,000          807
   China Resources Enterprise Ltd.                          212,000          708
   China Resources Land Ltd.                                202,000          244
   China Resources Power Holdings Co.                       220,000          337
   China Travel International Inv HK                        556,000          260
   Citic Pacific Ltd.                                       203,000          751
   CNOOC Ltd.                                             2,702,604        2,370
   Cofco International Ltd.                                 130,000           97
   Cosco Pacific Ltd.                                       206,000          510
   Denway Motors Ltd.                                       930,000          406
   Global Bio-Chem Technology Group Co. Ltd.                122,000           31
   GOME Electrical Appliances Holdings Ltd.                 202,000          225
   Guangdong Investment Ltd.                                420,000          224
   Guangzhou Investment Co. Ltd.                            466,000          115
   Hopson Development Holdings Ltd.                         116,000          291
   Li Ning Co. Ltd.                                         126,000          250
   Nine Dragons Paper Holdings Ltd.                         228,000          476
   Shanghai Industrial Holdings Ltd.                         74,000          171
   Shenzhen Investment Ltd.                                 176,000           90
   Sinofert Holdings Ltd.                                   254,000          140
   TPV Technology Ltd.                                      178,000          114
--------------------------------------------------------------------------------
                                                                          18,919
--------------------------------------------------------------------------------
HUNGARY - 1.0%
   Magyar Telekom Telecommunications PLC                     81,967          414
   MOL Hungarian Oil and Gas Nyrt.                           12,686        1,463
   OTP Bank PLC                                              44,962        2,059
   Richter Gedeon Nyrt.                                       2,443          441
--------------------------------------------------------------------------------
                                                                           4,377
--------------------------------------------------------------------------------
INDIA - 5.9%
   ABB Ltd. India                                             1,839          149
   ACC Ltd.                                                   9,649          162
   Arvind Mills Ltd.                                          7,800            8
   ASC Enterprises                                           17,563            -
   Ashok Leyland Ltd.                                        49,422           43
   Asian Paints Ltd.                                          3,735           65
   Bajaj Auto Ltd.                                            5,401          300
   Bajaj Hindusthan Ltd.                                      7,546           34
   Bank of Baroda                                            17,226           85
   Bharat Electronics Ltd.                                    2,365           81

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
INDIA - 5.9% - (CONTINUED)
   Bharat Forge Ltd.                                         15,281   $      110
   Bharat Heavy Electricals Ltd.                             10,593          547
   Bharat Petroleum Corp. Ltd.                               17,170          119
   Biocon Ltd.                                                2,358           26
   Britannia Industries Ltd.                                    400           11
   Cipla Ltd./India                                          55,461          300
   Colgate-Palmolive India Ltd.                               3,411           26
   Dr Reddy's Laboratories Ltd.                               2,098           35
   Dr. Reddy's Laboratories Ltd. ADR                         18,180          299
   GAIL India Ltd.                                           46,655          282
   GlaxoSmithKline Pharmaceuticals Ltd.                       4,037          103
   Glenmark Pharmaceuticals Ltd.                              8,386          117
   Grasim Industries Ltd.                                     6,294          301
   Gujarat Ambuja Cements Ltd.                              100,719          246
   HDFC Bank Ltd.                                             4,917          107
   HDFC Bank Ltd. ADR                                        10,770          694
   Hero Honda Motors Ltd.                                    14,867          234
   Hindalco Industries Ltd.                                  89,708          267
   Hindustan Lever Ltd.                                     138,684          650
   Hindustan Petroleum Corp. Ltd.                            10,771           61
   Housing Development Finance Corp.                         33,316        1,157
   ICICI Bank Ltd.                                           15,367          300
   ICICI Bank Ltd. ADR                                       48,564        1,785
   Indiabulls Financial Services Ltd.                        30,210          288
   Indiabulls Real Estate Ltd. *                             18,922          129
   Indian Hotels Co. Ltd.                                    56,190          187
   Indian Petrochemicals Co.                                 13,054           81
   Infosys Technologies Ltd.                                 11,976          552
   Infosys Technologies Ltd. ADR                             61,349        3,083
   Infrastructure Development Finance Co. Ltd.               41,365           79
   ITC Ltd.                                                 195,087          674
   Jaiprakash Associates Ltd.                                 7,519           93
   Jet Airways India Ltd.                                     1,922           28
   Jindal Steel & Power Ltd.                                  2,258          123
   Kotak Mahindra Bank Ltd.                                  21,683          237
   Larsen & Toubro Ltd.                                      19,054          705
   Mahanagar Telephone Nigam ADR                             15,400          103
   Mahindra & Mahindra Ltd.                                  25,975          463
   Maruti Udyog Ltd.                                         12,592          236
   Matrix Laboratories Ltd.                                   2,100            8
   Moser Baer India Ltd.                                      6,197           42
   Nestle India Ltd.                                          4,602           97

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   33   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND (continued)

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
INDIA - 5.9% - (CONTINUED)
   Nicholas Piramal India Ltd.                                5,556   $       31
   Oil & Natural Gas Corp. Ltd.                              45,777          921
   Ranbaxy Laboratories Ltd.                                 27,692          223
   Reliance Capital Ltd.                                     19,996          305
   Reliance Communications Ltd. *                           110,718        1,064
   Reliance Energy Ltd.                                      20,203          228
   Reliance Industries Ltd.                                  12,556          393
   Reliance Industries Ltd., GDR (London
      Exchange) (1)                                          45,645        2,867
   Reliance Industries Ltd., GDR (OTC Exchange) (1)           4,000          252
   Satyam Computer Services Ltd.                             10,668          115
   Satyam Computer Services Ltd. ADR                         33,060          750
   Siemens India Ltd.                                         7,434          185
   State Bank of India Ltd.                                  11,222          255
   Sun Pharmaceuticals Industries Ltd.                        8,946          216
   Tata Consultancy Services Ltd.                            23,131          652
   Tata Motors Ltd.                                           4,204           70
   Tata Motors Ltd. ADR                                      29,450          477
   Tata Power Compnay Ltd.                                   10,805          126
   Tata Steel Ltd.                                           25,732          264
   Tata Tea Ltd.                                              5,089           71
   Ultra Tech Cement Ltd.                                     4,273           75
   UTI Bank Ltd.                                             18,325          205
   Videsh Sanchar Nigam Ltd.                                  8,755           80
   Wipro Ltd.                                                 4,166           53
   Wipro Ltd. ADR                                            25,140          396
   Zee Entertainment Enterprises Ltd.                        36,365          208
--------------------------------------------------------------------------------
                                                                          26,394
--------------------------------------------------------------------------------
INDONESIA - 1.5%
   Aneka Tambang TbK PT                                     114,000          148
   Astra Agro Lestari Tbk PT                                 65,000           90
   Astra International Tbk PT                               357,500          517
   Bank Central Asia Tbk PT                               1,077,500          602
   Bank Danamon Indonesia Tbk PT                            291,500          209
   Bank Internasional Indonesia Tbk PT                    3,108,000           66
   Bank Mandiri Persero Tbk PT                            1,071,500          293
   Bank Pan Indonesia Tbk PT *                            1,002,500           60
   Bank Rakyat Indonesia                                    962,000          532
   Berlian Laju Tanker Tbk PT                               373,500           77
   Bumi Resources Tbk PT                                  2,920,500          426
   Energi Mega Persada Tbk PT *                             587,500           40
   Gudang Garam Tbk PT                                       95,500          111

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
INDONESIA - 1.5% - (CONTINUED)
   Indocement Tunggal Prakarsa Tbk PT                       150,500   $       84
   Indofood Sukses Makmur Tbk PT                            778,000          130
   Indosat Tbk PT                                           436,000          299
   International Nickel Indonesia Tbk PT                     35,500          211
   Kalbe Farma Tbk PT *                                     782,000          104
   Perusahaan Gas Negara PT                                 327,000          335
   Ramayana Lestari Sentosa TbK PT                          387,500           34
   Semen Gresik Persero Tbk PT                               24,000          105
   Telekomunikasi Indonesia Tbk PT                        1,799,821        1,943
   Unilever Indonesia Tbk PT                                267,000          167
   United Tractors Tbk PT                                   223,000          181
--------------------------------------------------------------------------------
                                                                           6,764
--------------------------------------------------------------------------------
ISRAEL - 2.4%
   Africa Israel Investments Ltd.                             2,153          225
   Aladdin Knowledge Systems Ltd. *                           1,400           24
   Alvarion Ltd. *                                            9,419           76
   AudioCodes Ltd. *                                          4,300           29
   Bank Hapoalim BM                                         169,258          812
   Bank Leumi Le-Israel BM                                  150,424          543
   Bezeq Israeli Telecommunication Corp. Ltd.               189,213          292
   Check Point Software Technologies *                       34,242          763
   Clal Industries and Investments                           10,200           61
   Clal Insurance                                             3,329           94
   Discount Investment Corp.                                  3,328           96
   ECI Telecom Ltd. *                                         9,278           76
   Elbit Systems Ltd.                                         3,894          139
   Given Imaging Ltd. *                                       1,852           40
   Harel Insurance Investments & Finances Ltd.                1,147           64
   IDB Development Corp. Ltd.                                 3,744          131
   Israel (The) Corp. Ltd                                       392          207
   Israel Chemicals Ltd.                                     91,197          624
   Israel Discount Bank Ltd. *                               77,467          163
   Koor Industries Ltd. *                                     1,568           89
   Makhteshim-Agan Industries Ltd.                           54,840          344
   Migdal Insurance Holdings Ltd.                            42,257           66
   Mizrahi Tefahot Bank Ltd.                                 19,805          146
   Nice Systems Ltd. *                                        8,925          309
   Orbotech Ltd. *                                            5,744          127
   Partner Communications                                    11,700          172
   RADWARE Ltd. *                                             2,592           35
   Retalix Ltd. *                                             2,544           50
   Strauss Group Ltd.                                         3,518           38

See Notes to the Financial Statements.


EQUITY FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
ISRAEL - 2.4% - (CONTINUED)
   Super-Sol Ltd. *                                          13,878   $       57
   Syneron Medical Ltd. *                                     2,703           73
   Tadiran Communications Ltd.                                1,000           45
   Teva Pharmaceutical Industries Ltd.                      127,041        4,699
--------------------------------------------------------------------------------
                                                                          10,709
--------------------------------------------------------------------------------
LUXEMBOURG - 0.6%
   Tenaris S.A. ADR                                          56,799        2,607
--------------------------------------------------------------------------------
MALAYSIA - 2.9%
   AirAsia Bhd. *                                           134,000           69
   AMMB Holdings Bhd.                                       253,100          275
   Astro All Asia Networks PLC                               84,300          115
   Berjaya Sports Toto Bhd.                                 115,600          156
   British American Tobacco Malaysia Bhd.                    23,200          309
   Bumiputra - Commerce Holdings Bhd.                       397,100        1,143
   Bursa Malaysia Bhd.                                       55,000          177
   DRB-Hicom Bhd.                                            82,000           46
   Gamuda Bhd.                                              103,400          239
   Genting Bhd.                                              63,800          734
   Golden Hope Plantations Bhd.                              76,400          150
   Guinness Anchor Bhd.                                      21,000           37
   Highlands & Lowlands Bhd.                                 22,000           39
   Hong Leong Bank Bhd.                                      76,600          133
   Hong Leong Financial Group Bhd.                           28,000           47
   IGB Corp. Bhd.                                           120,000           87
   IJM Corp. Bhd.                                            97,500          244
   IOI Corp. Bhd.                                           121,400          776
   IOI Properties Bhd.                                       12,000           38
   KLCC Property Holdings Bhd.                               65,000           65
   Kuala Lumpur Kepong Bhd.                                  68,150          236
   Kurnia Asia Bhd.                                          34,000           11
   Lafarge Malayan Cement Bhd.                              211,000          106
   Magnum Corp. Bhd.                                        129,000          122
   Malakoff Bhd.                                             98,700          291
   Malayan Banking Bhd.                                     343,700        1,273
   Malaysia International Shipping Corp. Bhd.               198,600          528
   Malaysian Airline System Bhd. *                           42,000           70
   Malaysian Bulk Carriers Bhd.                              35,000           39
   Malaysian Pacific Industries                              13,000           39
   Malaysian Resources Corp Bhd. *                          126,000           82
   Maxis Communications Bhd.                                156,900          540
   Media Prima Bhd.                                          88,000           63
   MMC Corp. Bhd.                                            49,200           85

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
MALAYSIA - 2.9% - (CONTINUED)
   Mulpha International Bhd. *                              108,000   $       58
   Multi-Purpose Holdings Bhd. *                             95,000           64
   Petronas Dagangan Bhd.                                    41,600           74
   Petronas Gas BHD                                          66,900          173
   PLUS Expressways BHD                                     271,000          237
   POS Malaysia & Services Holdings Bhd.                     47,000           64
   PPB Group Bhd.                                            87,000          161
   Proton Holdings Bhd.                                      47,000           90
   Public Bank Bhd.                                         182,000          474
   Resorts World Bhd.                                        88,500          440
   RHB Capital Bhd.                                         109,000          151
   Scomi Group Bhd.                                          82,000           28
   Shell Refining Co. Federation of Malaya Bhd.              26,000           83
   Sime Darby Bhd.                                          263,200          617
   SP Setia Bhd.                                             92,400          206
   Star Publications Malaysia Bhd.                           71,000           66
   TA Enterprise Bhd.                                       108,000           55
   TAN Chong Motor Holdings Bhd.                             30,000           10
   Tanjong PLC                                               38,600          173
   Telekom Malaysia Bhd.                                    153,100          443
   Tenaga Nasional Bhd.                                     189,400          624
   Transmile Group Bhd.                                      26,000           98
   UMW Holdings Bhd.                                         37,000          116
   YTL Corp. Bhd.                                           119,400          237
--------------------------------------------------------------------------------
                                                                          13,106
--------------------------------------------------------------------------------
MEXICO - 6.0%
   Alfa S.A. de C.V., Class A                                58,000          423
   America Movil S.A. de C.V., Series L                   3,286,417        7,844
   Carso Infraestructura y Construccion S.A.
      de C.V. *                                             108,000           99
   Cemex S.A. de C.V., CPO *                              1,269,546        4,160
   Coca-Cola Femsa S.A. de C.V., Series L                    44,000          159
   Consorcio ARA SAB de C.V.                                140,000          241
   Controladora Comercial Mexicana S.A.
      de C.V., UBC                                           53,000          149
   Corp. GEO S.A. de C.V., Series B *                        78,000          454
   Desarrolladora Homex S.A. de C.V. *                       28,000          271
   Empresas ICA Sociedad Controladora S.A. de C.V. *         60,000          232
   Fomento Economico Mexicano S.A. de C.V., UBD             128,000        1,415
   Grupo Aeroportuario del Pacifico S.A. de C.V.,
      Class B                                                75,000          323

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   35   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND (continued)

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
MEXICO - 6.0% - (CONTINUED)
   Grupo Aeroportuario del Sureste S.A.
      de C.V., Class B                                       40,000   $      189
   Grupo Bimbo S.A. de C.V., Series A                        49,000          246
   Grupo Carso S.A. de C.V., Series A1                      108,000          398
   Grupo Financiero Banorte S.A. de C.V.                    234,000        1,111
   Grupo Mexico SAB de C.V., Series B                       188,000          869
   Grupo Modelo S.A., Series C                               93,000          476
   Grupo Televisa S.A., Series CPO                          420,612        2,504
   Industrias Penoles S.A. de C.V.                           17,000          196
   Kimberly-Clark de Mexico S.A. de C.V., Class A            88,000          397
   Telefonos de Mexico S.A. de C.V., Series L             1,457,388        2,425
   TV Azteca S.A. de C.V., CPO                              194,000          181
   Urbi Desarrollos Urbanos S.A. de C.V *                    43,000          181
   Wal-Mart de Mexico S.A. de C.V., Series V                554,971        2,370
--------------------------------------------------------------------------------
                                                                          27,313
--------------------------------------------------------------------------------
MOROCCO - 0.3%
   Attijariwafa Bank                                            508          159
   Banque Marocaine du Commerce Exterieur                       674          175
   Brasseries Maroc                                             100           25
   Douja Promotion Groupe Addoha S.A. *                         844          294
   Holcim Maroc S.A.                                            289          102
   Lafarge Ciments/Morocco                                      116           78
   Managem                                                      366           24
   Marco Telecom                                             23,195          383
   ONA S.A.                                                     596          118
   Samir                                                        524           64
   Societe Nationale d'Investissement                           257           61
   Sonasid                                                      200           80
--------------------------------------------------------------------------------
                                                                           1,563
--------------------------------------------------------------------------------
PAKISTAN - 0.2%
   Engro Chemical Pakistan Ltd.                              12,900           39
   Fauji Fertilizer Co Ltd.                                  30,500           53
   Faysal Bank Ltd.                                          10,200           11
   HUB Power Co.                                             76,500           36
   ICI Pakistan Ltd.                                          3,300            7
   Lucky Cement Ltd                                          26,500           35
   MCB Bank Ltd.                                             42,895          191
   National Bank Of Pakistan                                 26,730          101
   Nishat Mills Ltd.                                          7,700           13
   Oil & Gas Development Co Ltd.                             95,600          187
   Pakistan Petroleum Ltd.                                    8,300           34
   Pakistan State Oil Co Ltd.                                14,073           82

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
PAKISTAN - 0.2% - (CONTINUED)
   Pakistan Telecommunication Co. Ltd.                       80,578   $       63
   SUI Northern Gas Pipeline                                 12,700           14
   United Bank Ltd.                                          27,625           74
--------------------------------------------------------------------------------
                                                                             940
--------------------------------------------------------------------------------
PHILIPPINES - 0.5%
   Ayala Corp.                                               18,210          211
   Ayala Land, Inc.                                         763,400          261
   Banco de Oro Universal Bank                               61,900           77
   Bank of the Philippine Islands                           190,740          259
   Filinvest Land, Inc. *                                   955,000           33
   First Philippine Holdings Corp.                           39,900           59
   Globe Telecom, Inc.                                        4,340          111
   Jollibee Foods Corp.                                      60,300           68
   Manila Electric Co.                                       52,600           75
   Megaworld Corp.                                        1,331,000           92
   Metropolitan Bank & Trust                                 91,300          118
   Petron Corp.                                             234,000           23
   Philippine Long Distance Telephone Co.                     9,950          521
   San Miguel Corp., Class B                                 42,300           63
   SM Investments Corp.                                      26,260          193
   SM Prime Holdings                                        597,500          143
--------------------------------------------------------------------------------
                                                                           2,307
--------------------------------------------------------------------------------
POLAND - 1.8%
   Agora S.A.                                                 7,321          120
   Asseco Poland S.A.                                         3,396           85
   Bank BPH                                                   1,524          519
   Bank Pekao S.A.                                           13,419        1,194
   Bank Zachodni WBK S.A.                                     3,856          360
   Boryszew S.A. *                                            1,883           18
   BRE Bank S.A. *                                            1,526          252
   Budimex S.A. *                                             1,912           67
   Computerland Popland S.A.                                  1,026           35
   Debica                                                       923           32
   Globe Trade Centre S.A. *                                 19,549          348
   Grupa Kety S.A.                                            1,621          107
   KGHM Polska Miedz S.A.                                    19,431          657
   Mondi Packaging Paper Swiecie S.A. *                       2,023           74
   Orbis S.A.                                                 5,062          153
   Polish Oil & Gas Co.                                     210,313          307
   Polska Grupa Farmaceutycz                                  1,496           42
   Polski Koncern Naftowy Orlen                              57,434          952

See Notes to the Financial Statements.


EQUITY FUNDS  36  NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCK - 89.8% - CONTINUED
POLAND - 1.8% - (CONTINUED)
   Powszechna Kasa Oszczednosci Bank
      Polski S.A.                                            89,359   $    1,489
   Prokom Software S.A.                                       1,875           98
   Telekomunikacja Polska S.A.                              125,249        1,034
   TVN S.A. *                                                24,536          223
--------------------------------------------------------------------------------
                                                                           8,166
--------------------------------------------------------------------------------
RUSSIA - 10.0%
   Comstar United Telesystems, GDR                           28,101          233
   LUKOIL ADR (London Exchange)                              60,840        5,263
   LUKOIL ADR (OTC Exchange)                                 22,800        1,965
   Mechel                                                     4,250          141
   MMC Norilsk Nickel ADR                                    13,495        2,581
   Mobile Telesystems ADR                                    35,964        2,013
   NovaTek OAO, GDR (Registered)                             13,121          761
   Novolipetsk Steel, GDR (Registered)                       11,711          344
   Novolipetsk Steel, GDR (London Exchange)  (1)              9,200          266
   OAO Gazprom ADR (London Exchange)                        402,320       16,857
   OAO Gazprom ADR (OTC Exchange)                            18,300          763
   Polyus Gold Co *                                          13,977          671
   Rostelecom ADR                                            11,260          584
   Sberbank                                                   2,065          890
   Sberbank RF                                                1,086        3,872
   Severstal GDR                                             33,590          468
   Sibirtelecom                                             633,168           80
   Sistema JSFC GDR (Registered)                             17,590          500
   Surgutneftegaz ADR (London Exchange)                         600           38
   Surgutneftegaz ADR (OTC Exchange)                         24,805        1,565
   Tatneft                                                    6,200          589
   Tatneft, GDR                                               5,255          499
   Unified Energy System GDR (Registered)                     1,300          176
   Unified Energy System, ADR                                16,500        2,236
   Uralsvyazinform ADR                                        8,000          112
   Vimpel-Communications ADR *                               16,487        1,564
   VolgaTelecom                                              11,057           68
   Wimm-Bill-Dann Foods OJSC ADR                              2,684          214
--------------------------------------------------------------------------------
                                                                          45,313
--------------------------------------------------------------------------------
SOUTH AFRICA - 8.5%
   African Bank Investments Ltd.                             83,037          347
   Alexander Forbes Ltd. *                                   55,166          126
   Allan Gray Property Trust                                147,045          139
   Anglo Platinum Corp. Ltd.                                 11,842        1,868
   Anglogold Ashanti Ltd.                                    27,392        1,227

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCK - 89.8% - CONTINUED
SOUTH AFRICA - 8.5% - (CONTINUED)
   Aspen Pharmacare Holdings Ltd. *                          33,794   $      172
   Aveng Ltd.                                                72,824          462
   AVI Ltd.                                                  53,507          148
   Barloworld Ltd.                                           35,992          898
   Bidvest Group Ltd.                                        46,705          888
   Consol Ltd.                                               44,989          120
   Edgars Consolidated Stores Ltd.                           92,608          579
   Ellerine Holdings Ltd.                                    16,696          189
   FirstRand Ltd.                                           506,215        1,716
   Foschini Ltd.                                             34,250          326
   Gold Fields Ltd.                                         109,145        2,023
   Grindrod Ltd.                                             46,248          108
   Harmony Gold Mining Co. Ltd. *                            60,674          847
   Impala Platinum Holdings Ltd.                             96,205        3,023
   Imperial Holdings Ltd.                                    33,734          704
   Investec Ltd.                                             27,979          360
   JD Group Ltd.                                             32,689          401
   Kumba Iron Ore Ltd.                                        9,576          197
   Lewis Group Ltd.                                          14,713          139
   Liberty Group Ltd.                                        17,543          199
   Massmart Holdings Ltd.                                    35,659          414
   Metropolitan Holdings Ltd.                                98,412          201
   Mittal Steel South Africa Ltd.                            36,927          600
   MTN Group Ltd.                                           239,103        3,245
   Murray & Roberts Holdings Ltd.                            50,100          386
   Nampak Ltd.                                               85,455          262
   Naspers Ltd.                                              61,876        1,496
   Nedbank Group Ltd.                                        36,093          701
   Network Healthcare Holdings Ltd. *                       238,054          454
   Pick'n Pay Stores Ltd.                                    37,438          177
   Pretoria Portland Cement Co. Ltd.                          2,095          136
   Reunert Ltd.                                              31,851          354
   Sanlam Ltd.                                              408,387        1,125
   Sappi Ltd.                                                35,646          540
   Sasol Ltd.                                               106,394        3,549
   Shoprite Holdings Ltd.                                    79,382          304
   Spar Group (The) Ltd.                                     27,092          186
   Standard Bank Group Ltd.                                 219,747        3,234
   Steinhoff International Holdings Ltd.                    169,091          544
   Super Group Ltd.                                          38,369           70
   Telkom S.A. Ltd.                                          53,419        1,222
   Tiger Brands Ltd.                                         29,298          715

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   37   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCK - 89.8% - CONTINUED
SOUTH AFRICA - 8.5% - (CONTINUED)
   Tongaat-Hulett Group (The) Ltd.                            8,210   $      139
   Truworths International Ltd.                              84,441          413
   Woolworths Holdings Ltd.                                 147,027          444
--------------------------------------------------------------------------------
                                                                          38,117
--------------------------------------------------------------------------------
SOUTH KOREA - 14.3%
   Amorepacific Corp.                                           619          341
   Asiana Airlines                                           10,790           74
   Cheil Communications, Inc.                                   476          119
   Cheil Industries, Inc.                                     8,740          351
   CJ Corp.                                                   3,527          356
   Daeduck Electronics Co.                                    1,540           13
   Daegu Bank                                                21,420          389
   Daelim Industrial Co.                                      4,830          463
   Daewoo Engineering & Construction Co. Ltd.                28,850          573
   Daewoo International Corp.                                 8,350          348
   Daewoo Securities Co. Ltd. *                              22,090          396
   Daewoo Shipbuilding & Marine Engineering Co. Ltd.         17,700          650
   Daishin Securities Co. Ltd. *                              5,870          137
   Daum Communications Corp. *                                1,257           84
   Dongbu Insurance Co. Ltd. *                                6,810          193
   Dongkuk Steel Mill Co. Ltd.                                7,990          221
   Doosan Infracore Co. Ltd.                                  9,080          232
   GS Engineering & Construction Corp.                        6,420          575
   Hana Financial Group, Inc.                                21,080        1,091
   Hanjin Heavy Industries & Construction Co. Ltd.            6,900          243
   Hanjin Shipping Co. Ltd.                                   9,630          366
   Hankook Tire Co. Ltd.                                     19,230          319
   Hanmi Pharm Co. Ltd.                                         853          110
   Hanwha Chem Corp.                                          7,190          112
   Hite Brewery Co. Ltd.                                      2,074          248
   Honam Petrochemical Corp.                                  2,640          229
   Hyosung Corp.                                              2,770           93
   Hyundai Autonet Co. Ltd.                                  11,750           87
   Hyundai Department Store Co. Ltd.                          2,210          186
   Hyundai Development Co.                                   11,850          654
   Hyundai Engineering & Construction Co. Ltd. *              7,890          425
   Hyundai Heavy Industries                                   8,192        1,637
   Hyundai Marine & Fire Insurance Co. Ltd. *                11,150          154
   Hyundai Mipo Dockyard                                      2,320          428
   Hyundai Mobis                                             10,162          873
   Hyundai Motor Co.                                         27,372        1,923

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCK - 89.8% - CONTINUED
SOUTH KOREA - 14.3% - (CONTINUED)
   Hyundai Securities Co. *                                  17,940         $245
   Kangwon Land, Inc.                                        20,020          376
   KCC Corp.                                                    730          221
   KIA Motors Corp. *                                        36,630          495
   Kookmin Bank                                              60,315        5,411
   Korea Electric Power Corp.                                45,846        1,830
   Korea Exchange Bank                                       14,500          234
   Korea Investment Holdings Co. Ltd. *                       6,690          352
   Korea Zinc Co. Ltd.                                        2,310          247
   Korean Air Lines Co. Ltd.                                  6,139          240
   Korean Reinsurance Co. *                                   9,710          127
   KT Corp.                                                  24,740        1,110
   KT Freetel Co. Ltd.                                       17,860          500
   KT&G Corp.                                                19,948        1,304
   LG Chem Ltd.                                               8,350          420
   LG Electronics, Inc. *                                       750        1,179
   LG Fashion Corp.                                           2,767           67
   LG Household & Health Care Ltd.                            2,084          257
   LG International Corp.                                     4,522          103
   LG Petrochemical Co. Ltd.                                  5,080          150
   LG.Philips LCD Co. Ltd. *                                 16,210          567
   Lotte Chilsung Beverage Co. Ltd.                              90          115
   Lotte Confectionery Co. Ltd.                                 130          167
   Lotte Shopping Co. Ltd.                                    1,644          578
   LS Cable Ltd.                                              2,590          113
   Mirae Asset Securities Co. Ltd. *                          3,652          230
   NCSoft Corp. *                                             2,400          158
   NHN Corp. *                                                6,834        1,002
   Nong Shim Co. Ltd.                                           438          114
   Orion Corp.                                                  460          114
   Pacific Corp.                                                260           38
   Poongsan Corp.                                             2,170           48
   POSCO                                                     13,289        5,579
   Pusan Bank                                                24,410          363
   S-Oil Corp.                                                8,400          579
   S1 Corp. of Korea                                          2,490          100
   Samsung Corp.                                             24,610          889
   Samsung Electro-Mechanics Co. Ltd.                        11,310          389
   Samsung Electronics Co. Ltd.                              21,058       12,602
   Samsung Engineering Co. Ltd.                               5,880          366
   Samsung Fine Chemicals Co. Ltd.                            1,420           41
   Samsung Fire & Marine Insurance Co. Ltd. *                 6,728        1,126

See Notes to the Financial Statements.


EQUITY FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCK - 89.8% - CONTINUED
SOUTH KOREA - 14.3% - (CONTINUED)
   Samsung Heavy Industries Co. Ltd.                         32,170   $      858
   Samsung SDI Co. Ltd.                                       6,300          402
   Samsung Securities Co. Ltd. *                              9,994          544
   Samsung Techwin Co. Ltd.                                   7,600          290
   Shinhan Financial Group Co. Ltd.                          37,420        2,148
   Shinsegae Co. Ltd.                                         2,545        1,461
   SK Corp.                                                  19,567        1,922
   SK Telecom Co. Ltd.                                        7,145        1,454
   Tong Yang Investment Bank                                 12,638          137
   Woongjin Coway Co. Ltd.                                    6,920          194
   Woori Investment & Securities Co. Ltd. *                  16,750          352
   Yuhan Corp.                                                1,316          206
--------------------------------------------------------------------------------
                                                                          64,807
--------------------------------------------------------------------------------
TAIWAN - 11.9%
   Accton Technology Corp. *                                 40,000           26
   Acer, Inc.                                               403,280          774
   Advanced Semiconductor Engineering, Inc. *               585,000          694
   Advantech Co Ltd.                                         35,219          113
   Asia Cement Corp.                                        265,520          257
   Asia Optical Co., Inc.                                    32,450          144
   Asustek Computer, Inc.                                   458,900        1,082
   AU Optronics Corp.                                     1,081,180        1,545
   Benq Corp. *                                             402,000          160
   Catcher Technology Co. Ltd.                               55,161          433
   Cathay Financial Holding Co. Ltd.                        984,720        2,044
   Cathay Real Estate Development Co. Ltd. *                113,000           66
   Chang Hwa Commercial Bank *                              698,000          421
   Cheng Shin Rubber Industry Co. Ltd.                      101,750           95
   Cheng Uei Precision Industry Co. Ltd.                     52,159          181
   Chi Mei Optoelectronics Corp.                            654,048          682
   China Airlines *                                         168,034           75
   China Development Financial Holding Corp.              1,553,690          693
   China Motor Corp.                                         58,390           51
   China Steel Corp.                                      1,478,668        1,667
   Chinatrust Financial Holding Co. Ltd.                  1,242,480          971
   Chunghwa Picture Tubes Ltd. *                          1,163,000          222
   Chunghwa Telecom Co. Ltd. ADR                             34,715          692
   Chunghwa Telecom Co. Ltd.                                523,000        1,013
   CMC Magnetics Corp. *                                    365,000          111
   Compal Communications, Inc.                               23,900           79
   Compal Electronics, Inc.                                 596,758          505
   Compeq Manufacturing Co. *                                73,000           32

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCK - 89.8% - CONTINUED
TAIWAN - 11.9% - (CONTINUED)
   D-Link Corp.                                             125,600   $      221
   Delta Electronics, Inc.                                  253,900          821
   E.Sun Financial Holding Co. Ltd.                         456,200          274
   Eternal Chemical Co. Ltd.                                 70,300          119
   Eva Airways Corp.                                        164,000           66
   Evergreen Marine Corp. Tawain Ltd.                       168,180          107
   Far Eastern Textile Co. Ltd.                             439,620          379
   First Financial Holding Co. Ltd.                         742,250          520
   Formosa Chemicals & Fibre Co.                            498,520          957
   Formosa Petrochemical Corp.                              337,000          738
   Formosa Plastics Corp.                                   717,390        1,361
   Formosa Taffeta Co. Ltd.                                 147,540          127
   Foxconn Technology Co. Ltd.                               59,900          680
   Fu Sheng Industrial Co. Ltd.                             108,560          106
   Fubon Financial Holding Co. Ltd.                         639,000          575
   Fuhwa Financial Holdings Co. Ltd. *                    1,021,285          494
   Giant Manufacturing Co. Ltd.                              17,000           26
   Gigabyte Technology Co. Ltd.                              49,000           34
   HannStar Display Corp. *                                 676,000          106
   High Tech Computer Corp.                                  55,400          854
   HON HAI Precision Industry Co. Ltd.                      730,894        4,903
   Hua Nan Financial Holdings Co. Ltd.                      605,000          453
   InnoLux Display Corp. *                                  294,000          695
   Inventec Appliances Corp.                                 24,100           59
   Inventec Co. Ltd.                                        267,080          213
   Kinpo Electronics                                        110,740           42
   Largan Precision Co. Ltd.                                 18,500          269
   Lite-On Technology Corp.                                 448,993          580
   Macronix International *                                 420,000          174
   MediaTek, Inc.                                           138,200        1,587
   Mega Financial Holding Co. Ltd.                        1,512,000          987
   Micro-Star International Co. Ltd.                         87,310           61
   Mitac International                                      187,743          208
   Nan Ya Plastics Corp.                                    884,800        1,658
   Nan Ya Printed Circuit Board Corp.                        36,000          238
   Nien Made Enterprises                                     18,000           17
   Novatek Microelectronics Corp. Ltd.                       76,527          331
   Optimax Technology Corp. *                                35,000           17
   Oriental Union Chemical Corp.                             42,000           30
   Phoenix Precision Technology Corp.                        73,761           85
   Phoenixtec Power Co. Ltd.                                 30,000           28
   Polaris Securities Co. Ltd. *                            288,012          128

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   39   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
TAIWAN - 11.9% - (CONTINUED)
   POU Chen Corp.                                           351,646         $376
   Powerchip Semiconductor Corp.                          1,141,000          683
   President Chain Store Corp.                               90,000          220
   Quanta Computer, Inc.                                    311,684          476
   Realtek Semiconductor Corp.                              113,450          249
   Ritek Corp. *                                            278,000           66
   Shin Kong Financial Holding Co. Ltd.                     493,828          438
   Siliconware Precision Industries Co.                     435,752          816
   Sinopac Financial Holdings Co. Ltd.                      886,000          407
   Synnex Technology International Corp.                    123,900          154
   Taishin Financial Holdings Co. Ltd. *                    824,000          423
   Taiwan Cement Corp.                                      503,014          424
   Taiwan Fertilizer Co Ltd.                                138,000          229
   Taiwan Glass Industrial Corp.                             84,080           69
   Taiwan Mobile Co. Ltd.                                   425,343          456
   Taiwan Secom Co. Ltd.                                     21,100           34
   Taiwan Semiconductor Manufacturing Co. Ltd.            3,694,797        7,581
   Tatung Co. Ltd. *                                        615,000          260
   Teco Electric and Machinery Co. Ltd.                     291,000          148
   U-Ming Marine Transport Corp.                             79,000          131
   Uni-President Enterprises Corp.                          477,000          457
   United Microelectronics Corp.                          3,106,489        1,793
   Via Technologies, Inc. *                                 129,000          137
   Walsin Lihwa Corp. *                                     490,000          251
   Wan Hai Lines Ltd.                                       194,200          130
   Waterland Financial Holdings                             146,000           45
   Winbond Electronics Corp. *                              473,000          168
   Wintek Corp.                                             113,508           97
   Ya Hsin Industrial Co. Ltd.                              121,548           84
   Yageo Corp. *                                            454,000          185
   Yang Ming Marine Transport Corp.                         221,000          152
   Yieh Phui Enterprise                                     101,960           41
   Yuen Foong Yu Paper Manufacturing Co. Ltd.               117,748           47
   Yulon Motor Co. Ltd.                                     129,705          146
   Zyxel Communications Corp.                                46,080           76
--------------------------------------------------------------------------------
                                                                          53,605
--------------------------------------------------------------------------------
THAILAND - 1.4%
   Advanced Info Service PCL                                 25,100           48
   Advanced Info Service PCL (Registered)                   134,300          272
   Airports of Thailand PCL                                  73,900          122
   Aromatics Thailand PCL (Registered)                       32,700           40
   Bangkok Bank PCL                                          70,400          217

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
THAILAND - 1.4% - (CONTINUED)
   Bangkok Bank PCL (Registered)                            165,200   $      533
   Bangkok Expressway PCL                                    61,600           41
   Banpu PCL                                                  5,900           34
   Banpu PCL (Registered)                                    19,200          111
   BEC World PCL (Registered)                               157,500           98
   Central Pattana PCL (Registered)                         108,400           73
   Charoen Pokphand Foods PCL (Registered)                  465,300           62
   Charoen Pokphand Foods PCL                                70,800            9
   CP Seven Eleven PCL                                      382,500           66
   Delta Electronics Thai PCL                                76,900           34
   Electricity Generating PCL                                 9,800           27
   Electricity Generating PCL (Registered)                   22,400           65
   Glow Energy PCL                                           87,900           80
   Hana Microelectronics PCL                                 87,400           65
   IRPC PCL (Registered) *                                1,515,100          260
   IRPC PCL *                                                67,000           11
   Italian-Thai Development PCL *                           208,800           28
   Kasikornbank PCL                                          87,800          163
   Kasikornbank PCL (Registered)                            206,500          395
   Kiatnakin Bank PCL                                        11,600           10
   Kiatnakin Bank PCL (Registered)                           25,400           21
   Kim Eng Securities Thailand PCL                           42,000           19
   Krung Thai Bank Public Co. Ltd.                          454,300          156
   Krung Thai Bank Public Co. Ltd. (Registered)              27,600           10
   Land and Houses PCL                                      331,300           63
   Land and Houses PCL (Registered)                         392,100           85
   Precious Shipping PCL (Registered)                        76,800           49
   PTT Chemical PCL (Registered)                             46,300          103
   PTT Exploration & Production PCL (Registered)            203,100          522
   PTT PCL                                                    2,300           14
   PTT PCL (Registered)                                     137,500          848
   PTT PCL NVDR                                              10,700           64
   Ratchaburi Electricity Generating Holding PCL             10,200           13
   Ratchaburi Electricity Generating Holding PCL
      (Registered)                                           56,800           74
   Rayong Refinery PCL                                       18,000            9
   Rayong Refinery PCL (Registered)                         231,400          126
   Sahaviriya Steel Industries PCL                          908,900           28
   Siam Cement PCL                                           24,000          162
   Siam Cement PCL (Registered)                              53,900          369
   Siam City Cement PCL                                      10,700           82
   Siam Commercial Bank PCL                                   6,500           13
   Siam Commercial Bank PCL (Registered)                    147,000          283

See Notes to the Financial Statements.


EQUITY FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
THAILAND - 1.4% - (CONTINUED)
   Siam Makro PCL (Registered)                               15,600   $       37
   Thai Airways International PCL                            84,600          106
   Thai Union Frozen Products PCL                            49,600           32
   Thanachart Capital PCL                                   122,900           49
   Tisco Bank PCL (Registered)                               26,300           16
   Tisco Bank PCL                                            15,700           10
   True Corp. PCL *                                         273,200           44
--------------------------------------------------------------------------------
                                                                           6,271
--------------------------------------------------------------------------------
TURKEY - 1.5%
   Adana Cimento, Class A                                     6,474           40
   Akbank TAS                                               150,245        1,003
   Akcansa Cimento A.S.                                       6,915           43
   Aksigorta A.S.                                            21,922          108
   Alarko Holding A.S.                                        5,426           13
   Anadolu Efes Biracilik Ve Malt Sanayii A.S.               10,167          334
   Arcelik                                                   18,354          124
   Aygaz A.S. *                                               8,089           22
   Cimsa Cimento Sanayi VE Tica                               5,499           39
   Dogan Sirketler Grubu Holdings                            94,257          157
   Dogan Yayin Holding *                                     38,911          142
   Dogus Otomotiv Servis ve Ticaret A.S.                      4,026           18
   Eregli Demir ve Celik Fabrikalari TAS                     35,142          351
   Ford Otomotiv Sanayi A.S.                                 12,721          111
   Haci Omer Sabanci Holding A.S.                            81,049          332
   Hurriyet Gazetecilik A.S.                                 32,631           97
   Ihlas Holding *                                           24,271           11
   Is Gayrimenkul Yatirim Ortakligi AS                       24,852           56
   KOC Holding A.S. *                                        43,947          199
   Migros Turk TAS *                                         16,800          216
   Petkim Petrokimya Holding *                               15,082           77
   Tofas Turk Otomobil Fabrikasi A.S.                        20,480           78
   Trakya Cam Sanayi A.S.                                    17,910           55
   Tupras Turkiye Petrol Rafine                              22,153          493
   Turk Hava Yollari *                                       11,646           59
   Turk Sise ve Cam Fabrikalari A.S. *                       24,847           95
   Turkcell Iletisim Hizmet AS                               97,198          496
   Turkiye Garanti Bankasi A.S.                             169,232          760
   Turkiye Is Bankasi                                       172,662          831
   Turkiye Vakiflar Bankasi Tao                              85,316          213
   Turkiye Vakiflar Bankasi Tao *                            46,965          105
   Ulker Gida Sanayi ve Ticaret A.S.                         11,686           42
   Vestel Elektronik Sanayi *                                 9,011           23

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8% - CONTINUED
TURKEY - 1.5% - (CONTINUED)
   Yapi ve Kredi Bankasi *                                  108,730   $      231
--------------------------------------------------------------------------------
                                                                           6,974
--------------------------------------------------------------------------------
UNITED STATES - 0.4%
   Lenovo Group Ltd.                                        642,000          235
   Southern Copper Corp.                                     23,765        1,703
--------------------------------------------------------------------------------
                                                                           1,938
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $377,860)                                                          405,393

PREFERRED STOCKS - 7.3%
BRAZIL - 6.5%
   Aracruz Celulose S.A., Class B                            86,200          447
   Banco Bradesco S.A.                                      169,526        3,456
   Banco Itau Holding Financeira S.A.                        92,882        3,241
   Brasil Telecom Participacoes S.A.                     38,620,700          347
   Braskem S.A., Class A                                     25,600          189
   Centrais Eletricas Brasileiras S.A., Class B          16,314,100          355
   Cia Brasileira de Distribuicao Grupo Pao de
      Acucar                                              4,017,500          117
   Cia de Bebidas das Americas                            3,514,652        1,936
   Cia de Gas de Sao Paulo, Class A                         288,100           57
   Cia de Tecidos do Norte de Minas - Coteminas             437,600           66
   Cia Energetica de Minas Gerais                        16,488,800          808
   Cia Energetica de Sao Paulo, Class B                  26,786,600          364
   Cia Paranaense de Energia, Class B                    18,784,900          219
   Cia Vale do Rio Doce, Class A                            171,867        5,372
      Duratex S.A.                                           11,400          225
   Eletropaulo Metropolitana de Sao Paulo S.A.,
      Class A                                               160,000            7
   Eletropaulo Metropolitana de Sao Paulo S.A.,
      Class B *                                           2,961,300          138
   Gerdau S.A.                                               54,900        1,006
   Gol Linhas Aereas Inteligentes S.A.                        8,500          259
   Klabin S.A.                                               91,700          254
   Lojas Americanas S.A.                                  5,139,600          324
   NET Servicos de Comunicacao S.A. *                        22,625          306
   Petroleo Brasileiro S.A. - Petrobras                     280,333        6,278
   Sadia S.A.                                                74,600          284
   Tam S.A.                                                  12,800          340
   Tele Norte Leste Participacoes S.A.                       48,300          669
   Telemig Celular Participacoes S.A.                    27,959,800           53
   Tim Participacoes S.A. *                             114,784,278          373

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   41   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
PREFERRED STOCKS - 7.3% - CONTINUED
BRAZIL - 6.5% - (CONTINUED)
   Usinas Siderurgicas de Minas Gerais S.A.,
      Class A                                                20,300   $      983
   Vivo Participacoes S.A.                                   91,800          319
   Votorantim Celulose e Papel S.A.                          16,500          303
   Weg S.A.                                                  23,200          175
--------------------------------------------------------------------------------
                                                                          29,270
--------------------------------------------------------------------------------
CHILE - 0.0%
   Embotelladora Andina S.A.                                 24,774           73
   Embotelladora Andina S.A., Class B                        30,249           98
--------------------------------------------------------------------------------
                                                                             171
--------------------------------------------------------------------------------
RUSSIA - 0.3%
   Surgutneftegaz ADR                                        12,805        1,031
   Transneft OAO                                                263          552
--------------------------------------------------------------------------------
                                                                           1,583
--------------------------------------------------------------------------------
SOUTH KOREA - 0.5%
   Hyundai Motor Co.                                          6,590          258
   LG Electronics, Inc.                                       2,220           82
   Samsung Electronics Co. Ltd.                               3,871        1,821
--------------------------------------------------------------------------------
                                                                           2,161
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
--------------------------------------------------------------------------------
(COST $31,176)                                                            33,185

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.3%
   Societe General, Grand Cayman,
   Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $      5,801        5,801
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $5,801)                                                              5,801
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.4%
--------------------------------------------------------------------------------
(COST $414,837)                                                          444,379
   Other Assets less Liabilities - 1.6%                                    7,272
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  451,651

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, in accordance with procedures established by the Trustees of Northern Funds.

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2007, the Emerging Markets Equity Fund had open futures contracts as follows:

                                    NOTIONAL                         UNREALIZED
                        NUMBER OF    AMOUNT    CONTRACT   CONTRACT   GAIN (LOSS)
TYPE                    CONTRACTS    (000S)    POSITION     EXP.        (000S)
--------------------------------------------------------------------------------
DAX Index                    7       $1,629      Long       6/07         $33

DJ Euro Stoxx
50                          14          769      Long       6/07          19

Hang Seng
Index                        8        1,018      Long       4/07           6

JSE All Share
Index                      116        3,989      Long       6/07         147

MSCI Taiwan
SGX                         81        2,521      Long       4/07         (26)

Nikkei 225
CME                          9          777      Long       6/07           7

SPI 200 Index               11        1,342      Long       6/07          22
--------------------------------------------------------------------------------
Total                                                                   $208

At March 31, 2007, the industry sectors (unaudited) for the Emerging Markets Equity Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                  5.7%
Consumer Staples                                                        4.8
Energy                                                                 16.4
Financials                                                             20.3
Health Care                                                             1.9
Industrials                                                            12.2
Information Technology                                                 13.3
Materials                                                              13.2
Telecommunication Services                                              9.0
Utilities                                                               3.2
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


EQUITY FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

At March 31, 2007, the Emerging Markets Equity Fund's investments were denominated in the following currencies:

                                                                  % OF LONG-TERM
CONCENTRATION BY CURRENCY                                           INVESTMENTS
--------------------------------------------------------------------------------
South Korean Won                                                       15.3%
U.S. Dollar                                                            15.1
Taiwan Dollar                                                          12.1
Hong Kong Dollar                                                       11.3
Brazilian Real                                                         10.8
South African Rand                                                      8.7
Mexican Peso                                                            6.2
All other currencies less than 5%                                      20.5
--------------------------------------------------------------------------------
Total                                                                 100.0%

At March 31, 2007, the Emerging Markets Equity Fund had outstanding forward foreign currency exchange contracts as follows:

                       AMOUNT        IN        AMOUNT
CONTRACTS              (LOCAL     EXCHANGE     (LOCAL                 UNREALIZED
TO DELIVER           CURRENCY)      FOR      CURRENCY)   SETTLEMENT     (LOSS)
CURRENCY               (000S)     CURRENCY     (000S)       DATE        (000S)
--------------------------------------------------------------------------------
U.S.                             Indian
Dollar                     131   Rupee           5,692       4/4/07       $ (1)
U.S.
Dollar                     145   Thai Baht       4,640       4/2/07        (12)
Brazilian                        U.S.
Real                       137   Dollar             67       4/2/07          -
--------------------------------------------------------------------------------
Total                                                                     $(13)

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   43   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCK - 95.2%
AEROSPACE/DEFENSE - 2.6%
   Boeing (The) Co.                                          15,700   $    1,396
   Lockheed Martin Corp.                                      9,400          912
   United Technologies Corp.                                 20,159        1,310
--------------------------------------------------------------------------------
                                                                           3,618
--------------------------------------------------------------------------------
AGRICULTURE - 1.5%
   Altria Group, Inc.                                        21,300        1,870
   Reynolds American, Inc.                                    3,200          200
--------------------------------------------------------------------------------
                                                                           2,070
--------------------------------------------------------------------------------
APPAREL - 0.5%
   Jones Apparel Group, Inc.                                 22,500          692
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.5%
   Goodyear Tire & Rubber (The) Co.*                         23,118          721
--------------------------------------------------------------------------------
BANKS - 5.5%
   Bank of America Corp.                                     46,203        2,357
   BB&TCorp.                                                 17,100          701
   Huntington Bancshares, Inc. of Ohio                        6,600          144
   KeyCorp                                                   14,800          555
   Marshall & ILSLEY Corp.                                   15,100          699
   Mellon Financial Corp.                                       500           22
   Regions Financial Corp.                                   21,900          775
   Wachovia Corp.                                             7,900          435
   Wells Fargo & Co.                                         54,400        1,873
--------------------------------------------------------------------------------
                                                                           7,561
--------------------------------------------------------------------------------
BEVERAGES - 2.4%
   Coca-Cola (The) Co.                                       30,700        1,474
   Pepsi Bottling Group, Inc.                                14,700          469
   PepsiCo, Inc.                                             22,600        1,436
--------------------------------------------------------------------------------
                                                                           3,379
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.8%
   Amgen, Inc.*                                              19,100        1,067
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.6%
   Masco Corp.                                               29,400          806
--------------------------------------------------------------------------------
CHEMICALS-1.6%
   Ashland, Inc.                                             11,400          748
   du Pont (E.I.)de Nemours & Co.                             2,300          114
   Hercules, Inc.*                                           32,800          641
   Praxair, Inc.                                              1,200           75
   Sigma-Aldrich Corp.                                       16,900          702
--------------------------------------------------------------------------------
                                                                           2,280
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.2%
   ConvergysCorp.*                                            9,900          251

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCK - 95.2% - CONTINUED
COMMERCIAL SERVICES - 0.2%  - (CONTINUED)
   Equifax, Inc.                                                100   $        4
--------------------------------------------------------------------------------
                                                                             255
--------------------------------------------------------------------------------
COMPUTERS - 4.0%
   Apple Computer, Inc.*                                      1,600          149
   Hewlett-Packard Co.                                       45,000        1,806
   IBM Corp.                                                 23,400        2,206
   Lexmark International, Inc., Class A*                     12,800          748
   Sun Microsystems, Inc.*                                  110,500          664
--------------------------------------------------------------------------------
                                                                           5,573
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -1.6%
   Procter & Gamble Co.                                      35,400        2,236
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 8.3%
   American Express Co.                                       9,450          533
   Ameriprise Financial, Inc.                                14,600          834
   Citigroup, Inc.                                           58,100        2,983
   Goldman Sachs Group, Inc.                                  7,800        1,612
   JPMorgan Chase & Co.                                      51,200        2,477
   Merrill Lynch & Co., Inc.                                 17,200        1,405
   Morgan Stanley                                            19,900        1,567
--------------------------------------------------------------------------------
                                                                          11,411
--------------------------------------------------------------------------------
ELECTRIC - 3.5%
   AES Corp. *                                               22,700          488
   Allegheny Energy, Inc.*                                    9,000          442
   Ameren Corp.                                              16,100          810
   Centerpoint Energy, Inc.                                  28,900          518
   Edison International                                      16,368          804
   PG&ECorp.                                                 18,200          879
   Progress Energy, Inc.                                      1,900           96
   Southern (The) Co.                                        14,100          517
   TXU Corp.                                                  4,800          308
--------------------------------------------------------------------------------
                                                                           4,862
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
   Molex, Inc.                                               20,700          584
--------------------------------------------------------------------------------
ELECTRONICS - 0.4%
   Applera Corp. - Applied Biosystems Group                  18,400          544
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.6%
   Waste Management, Inc.                                    25,901          892
--------------------------------------------------------------------------------
FOOD-2.2%
   ConAgra Foods, Inc.                                       33,700          839
   General Mills, Inc.                                       15,800          920
   Kroger Co.                                                29,800          842
   McCormick & Co., Inc.                                      9,909          382

See Notes to the Financial Statements.


EQUITY FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.2% - CONTINUED
FOOD - 2.2% - (CONTINUED)
   Safeway, Inc.                                                200   $        7
--------------------------------------------------------------------------------
                                                                           2,990
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.6%
   International Paper Co.                                   21,400          779
--------------------------------------------------------------------------------
GAS - 0.5%
   Nicor, Inc.                                               14,300          692
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.0%
   Bard (C.R.), Inc.                                            300           24
   Baxter International, Inc.                                 4,157          219
   Johnson & Johnson                                         42,200        2,543
   Medtronic, Inc.                                           26,682        1,309
--------------------------------------------------------------------------------
                                                                           4,095
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.8%
   Aetna, Inc.                                                4,800          210
   Humana, Inc. *                                            12,200          708
   Laboratory Corp. of America Holdings *                    11,000          799
   Quest Diagnostics, Inc.                                   13,600          678
   UnitedHealth Group, Inc.                                   2,400          127
--------------------------------------------------------------------------------
                                                                           2,522
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.8%
   Avery Dennison Corp.                                       7,100          456
   Clorox Co.                                                   500           32
   Kimberly-Clark Corp.                                       8,700          596
--------------------------------------------------------------------------------
                                                                           1,084
--------------------------------------------------------------------------------
INSURANCE - 5.1%
   ACE Ltd.                                                  14,900          850
   Allstate (The) Corp.                                      10,800          649
   AMBAC Financial Group, Inc.                                7,800          674
   American International Group, Inc.                        17,100        1,149
   Chubb Corp.                                               15,165          784
   CIGNA Corp.                                                  500           71
   Cincinnati Financial Corp.                                 6,900          292
   Genworth Financial, Inc., Class A                          1,400           49
   Metlife, Inc.                                             19,300        1,219
   MGIC Investment Corp.                                      1,000           59
   Principal Financial Group, Inc.                            6,600          395
   Progressive (The) Corp.                                    3,900           85
   Travelers Cos Inc. (The)                                  14,600          756
--------------------------------------------------------------------------------
                                                                           7,032
--------------------------------------------------------------------------------
INTERNET - 0.9%
   Google, Inc., Class A *                                    2,700        1,237
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.2% - CONTINUED
IRON/STEEL - 0.9%
   Nucor Corp.                                               14,100   $      918
   United States Steel Corp.                                  2,600          258
--------------------------------------------------------------------------------
                                                                           1,176
--------------------------------------------------------------------------------
LEISURE TIME - 1.3%
   Carnival Corp.                                            19,400          909
   Harley-Davidson, Inc.                                     13,958          820
--------------------------------------------------------------------------------
                                                                           1,729
--------------------------------------------------------------------------------
MEDIA - 3.8%
   CBS Corp., Class B                                        31,100          951
   Comcast Corp., Class A *                                  34,416          893
   DIRECTV Group (The), Inc. *                                5,700          132
   Disney (Walt) Co.                                         38,000        1,308
   Gannett Co., Inc.                                         12,000          676
   Scripps (E.W.) Co., Class A                               13,000          581
   Time Warner, Inc.                                         10,400          205
   Tribune Co.                                               15,700          504
--------------------------------------------------------------------------------
                                                                           5,250
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 4.9%
   3M Co.                                                    14,949        1,143
   Dover Corp.                                               13,900          678
   Eaton Corp.                                                  439           37
   General Electric Co.                                     110,900        3,921
   Leggett & Platt, Inc.                                     11,500          261
   Parker Hannifin Corp.                                      8,100          699
   Textron, Inc.                                                900           81
   Tyco International Ltd.                                      300            9
--------------------------------------------------------------------------------
                                                                           6,829
--------------------------------------------------------------------------------
OIL & GAS - 7.8%
   Anadarko Petroleum Corp.                                  17,000          731
   Chesapeake Energy Corp.                                   25,900          800
   Chevron Corp.                                             13,200          976
   ConocoPhillips                                            25,449        1,739
   Devon Energy Corp.                                        14,000          969
   ENSCO International, Inc.                                    100            5
   Exxon Mobil Corp.                                         68,600        5,176
   Valero Energy Corp.                                        6,429          415
--------------------------------------------------------------------------------
                                                                          10,811
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.3%
   BJ Services Co.                                           28,300          790
   Schlumberger Ltd.                                          6,800          470

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   45   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.2% - CONTINUED
OIL & GAS SERVICES - 1.3% - (CONTINUED)
   Weatherford International Ltd. *                          11,600   $      523
--------------------------------------------------------------------------------
                                                                           1,783
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.3%
   Pactiv Corp. *                                            10,400          351
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.8%
   Abbott Laboratories                                        3,675          205
   AmerisourceBergen Corp.                                   13,200          696
   Barr Pharmaceuticals, Inc. *                              10,830          502
   Forest Laboratories, Inc. *                               16,066          827
   King Pharmaceuticals, Inc. *                              19,900          391
   Lilly (Eli) & Co.                                            600           32
   Merck & Co., Inc.                                         14,400          636
   Mylan Laboratories, Inc.                                  35,800          757
   Pfizer, Inc.                                             102,400        2,587
   Wyeth                                                        691           35
--------------------------------------------------------------------------------
                                                                           6,668
--------------------------------------------------------------------------------
PIPELINES - 0.0%
   Kinder Morgan, Inc.                                          410           44
--------------------------------------------------------------------------------
REAL ESTATE - 0.0%
   Realogy Corp. *                                            1,525           45
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.7%
   Apartment Investment & Management Co., Class A             8,800          508
   Archstone-Smith Trust                                      7,200          391
   Equity Residential                                         1,173           56
   Simon Property Group, Inc.                                   700           78
--------------------------------------------------------------------------------
                                                                           1,033
--------------------------------------------------------------------------------
RETAIL - 5.5%
   Darden Restaurants, Inc.                                  15,500          638
   Dillard's, Inc., Class A                                   6,600          216
   Home Depot (The), Inc.                                     6,500          239
   Kohl's Corp. *                                            12,600          965
   Lowe's Cos., Inc.                                          8,300          261
   Office Depot, Inc. *                                      22,100          777
   OfficeMax, Inc.                                           14,100          744
   Penney (J.C.) Co., Inc.                                    5,700          468
   Target Corp.                                               2,600          154
   TJX Cos., Inc.                                            29,200          787
   Wal-Mart Stores, Inc.                                     39,400        1,850
   Yum! Brands, Inc.                                          8,700          503
--------------------------------------------------------------------------------
                                                                           7,602
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.8%
   Washington Mutual, Inc.                                   26,300        1,062
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.2% - CONTINUED
SEMICONDUCTORS - 2.7%
   Applied Materials, Inc.                                    1,800   $       33
   Intel Corp.                                               98,400        1,883
   Micron Technology, Inc. *                                 56,300          680
   Novellus Systems, Inc. *                                  22,900          733
   Texas Instruments, Inc.                                   12,000          361
--------------------------------------------------------------------------------
                                                                           3,690
--------------------------------------------------------------------------------
SOFTWARE - 4.2%
   Automatic Data Processing, Inc.                           18,200          881
   BMC Software, Inc. *                                       3,400          105
   Intuit, Inc. *                                            21,700          594
   Microsoft Corp.                                          115,800        3,227
   Oracle Corp. *                                            57,400        1,040
--------------------------------------------------------------------------------
                                                                           5,847
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.3%
   Alltel Corp.                                               2,000          124
   AT&T, Inc.                                                48,227        1,902
   Cisco Systems, Inc. *                                     88,500        2,259
   Embarq Corp.                                               1,400           79
   JDS Uniphase Corp. *                                      29,000          442
   Motorola, Inc.                                               400            7
   Qualcomm, Inc.                                             1,564           67
   Qwest Communications International, Inc. *                89,400          804
   Sprint Nextel Corp.                                        1,082           20
   Verizon Communications, Inc.                              39,447        1,496
   Windstream Corp.                                          11,203          164
--------------------------------------------------------------------------------
                                                                           7,364
--------------------------------------------------------------------------------
TRANSPORTATION - 1.0%
   Union Pacific Corp.                                        6,600          670
   United Parcel Service, Inc., Class B                       9,500          666
--------------------------------------------------------------------------------
                                                                           1,336
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $126,907)                                                          131,602

See Notes to the Financial Statements.


EQUITY FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.1%
   Societe Generale, Grand Cayman,
   Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $      5,338   $    5,338
   U.S. Treasury Bill, (1)
      5.01%, 8/9/07                                             415          407
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $5,745)                                                              5,745
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.3%
--------------------------------------------------------------------------------
(COST $132,652)                                                          137,347
   Other Assets less Liabilities - 0.7%                                      944
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  138,291

*    Non-Income Producing Security

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets.

At March 31, 2007, the Enhanced Large Cap Fund had open futures contracts as follows:

                                     NOTIONAL                         UNREALIZED
                         NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
TYPE                     CONTRACTS    (000S)    POSITION     EXP.       (000S)
--------------------------------------------------------------------------------
S&P 500
E-Mini                       90       $6,440      Long       6/07         $67
================================================================================

At March 31, 2007, the industry sectors (unaudited) for the Enhanced Large Cap Fund were:

                                                                 % OF LONG-TERM
INDUSTRY SECTOR                                                    INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 11.0%
Consumer Staples                                                       10.0
Energy                                                                  9.6
Financials                                                             21.2
Health Care                                                            11.4
Industrials                                                            10.4
Information Technology                                                 15.2
Materials                                                               3.5
Telecommunication Services                                              3.5
Utilities                                                               4.2
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   47   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GROWTH EQUITY FUND

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.1%
AEROSPACE/DEFENSE - 6.1%
   Boeing (The) Co.                                          71,350   $    6,344
   Lockheed Martin Corp.                                     98,450        9,552
   Northrop Grumman Corp.                                   131,825        9,784
   Raytheon Co.                                             177,850        9,330
--------------------------------------------------------------------------------
                                                                          35,010
--------------------------------------------------------------------------------
BANKS - 3.2%
   Bank of America Corp.                                    277,600       14,163
   Wachovia Corp.                                            76,225        4,196
--------------------------------------------------------------------------------
                                                                          18,359
--------------------------------------------------------------------------------
BEVERAGES - 1.1%
   Diageo PLC ADR                                            76,475        6,191
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.2%
   Biogen Idec, Inc. *                                      150,300        6,670
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.2%
   McKesson Corp.                                           117,200        6,861
--------------------------------------------------------------------------------
COMPUTERS - 4.4%
   Cadence Design Systems, Inc. *                           214,875        4,525
   Hewlett-Packard Co.                                      165,675        6,650
   IBM Corp.                                                118,925       11,210
   Sun Microsystems, Inc. *                                 471,225        2,832
--------------------------------------------------------------------------------
                                                                          25,217
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.1%
   Colgate-Palmolive Co.                                     91,625        6,120
   Procter & Gamble Co.                                      91,300        5,766
--------------------------------------------------------------------------------
                                                                          11,886
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 9.5%
   Citigroup, Inc.                                          318,275       16,340
   Countrywide Financial Corp.                              150,125        5,050
   Goldman Sachs Group, Inc.                                 66,975       13,839
   JPMorgan Chase & Co.                                     120,475        5,829
   Lehman Brothers Holdings, Inc.                           108,875        7,629
   Morgan Stanley                                            76,575        6,031
--------------------------------------------------------------------------------
                                                                          54,718
--------------------------------------------------------------------------------
ELECTRIC - 1.3%
   Alliant Energy Corp.                                      75,325        3,376
   Reliant Energy, Inc. *                                   205,175        4,169
--------------------------------------------------------------------------------
                                                                           7,545
--------------------------------------------------------------------------------
FOOD - 5.2%
   Campbell Soup Co.                                        216,175        8,420
   General Mills, Inc.                                      152,600        8,884
   Heinz (H.J.) Co.                                         130,600        6,154

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99. 1% - CONTINUED
FOOD - 5.2% - (CONTINUED)
   Kroger Co.                                               227,325   $    6,422
--------------------------------------------------------------------------------
                                                                          29,880
--------------------------------------------------------------------------------
GAS - 0.5%
   NiSource, Inc.                                           129,575        3,167
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 1.3%
   Baxter International, Inc.                               140,125        7,380
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.8%
   Humana, Inc. *                                            84,250        4,888
   UnitedHealth Group, Inc.                                 108,350        5,740
--------------------------------------------------------------------------------
                                                                          10,628
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.0%
   Clorox Co.                                                93,750        5,971
--------------------------------------------------------------------------------
INSURANCE - 8.1%
   Allstate (The) Corp.                                      89,225        5,359
   AMBAC Financial Group, Inc.                               83,775        7,237
   American International Group, Inc.                       124,700        8,382
   Genworth Financial, Inc., Class A                        196,125        6,853
   Hartford Financial Services Group, Inc.                   66,275        6,335
   Prudential Financial, Inc.                                69,475        6,271
   Travelers Cos (The), Inc.                                120,500        6,238
--------------------------------------------------------------------------------
                                                                          46,675
--------------------------------------------------------------------------------
INTERNET - 1.2%
   eBay, Inc. *                                             202,550        6,715
--------------------------------------------------------------------------------
IRON/STEEL - 1.8%
   United States Steel Corp.                                107,700       10,681
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.9%
   Deere & Co.                                               47,525        5,163
--------------------------------------------------------------------------------
MEDIA - 2.3%
   Disney (Walt) Co.                                        383,000       13,187
--------------------------------------------------------------------------------
MINING - 1.4%
   Freeport-McMoRan Copper & Gold, Inc., Class B            121,550        8,045
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 5.2%
   Eaton Corp.                                              112,425        9,394
   General Electric Co.                                     181,500        6,418
   ITT Corp.                                                 86,950        5,245
   Tyco International Ltd.                                  283,425        8,942
--------------------------------------------------------------------------------
                                                                          29,999
--------------------------------------------------------------------------------
OIL & GAS - 9.5%
   Chevron Corp.                                            100,325        7,420
   Exxon Mobil Corp.                                        378,600       28,565
   Marathon Oil Corp.                                       142,325       14,066

See Notes to the Financial Statements.


EQUITY FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.1% - CONTINUED
OIL & GAS - 9.5% - (CONTINUED)
   Occidental Petroleum Corp.                               101,700   $    5,015
--------------------------------------------------------------------------------
                                                                          55,066
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.8%
   Tidewater, Inc.                                           80,750        4,730
--------------------------------------------------------------------------------
PHARMACEUTICALS - 7.7%
   AstraZeneca PLC ADR                                       67,775        3,636
   Cardinal Health, Inc.                                     81,500        5,946
   Forest Laboratories, Inc. *                               53,700        2,762
   Merck & Co., Inc.                                        269,450       11,902
   Pfizer, Inc.                                             336,425        8,498
   Sanofi-Aventis ADR                                       123,150        5,358
   Schering-Plough Corp.                                    255,975        6,530
--------------------------------------------------------------------------------
                                                                          44,632
--------------------------------------------------------------------------------
RETAIL - 5.6%
   Kohl's Corp. *                                           107,725        8,253
   McDonald's Corp.                                         225,000       10,136
   Nordstrom, Inc.                                          163,475        8,655
   TJX Cos., Inc.                                           197,600        5,327
--------------------------------------------------------------------------------
                                                                          32,371
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.7%
   Applied Materials, Inc.                                  381,650        6,992
   ASML Holding N.V. *                                      305,775        7,568
   Taiwan Semiconductor Manufacturing Co. Ltd. ADR          638,625        6,865
--------------------------------------------------------------------------------
                                                                          21,425
--------------------------------------------------------------------------------
SOFTWARE - 4.2%
   BMC Software, Inc. *                                     137,600        4,237
   Microsoft Corp.                                          413,050       11,512
   Oracle Corp. *                                           477,975        8,665
--------------------------------------------------------------------------------
                                                                          24,414
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.8%
   Avaya, Inc. *                                            442,225        5,222
   Cisco Systems, Inc. *                                    555,025       14,170
   Embarq Corp.                                              85,800        4,835
   Nokia OYJ ADR *                                          464,500       10,646
   Verizon Communications, Inc.                             115,500        4,380
--------------------------------------------------------------------------------
                                                                          39,253
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $497,126)                                                          571,839

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.2%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $      6,801   $    6,801
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $6,801)                                                              6,801

TOTAL INVESTMENTS - 100.3%
--------------------------------------------------------------------------------
(COST $503,927)                                                          578,640
   Liabilities less Other Assets - (0.3)%                                 (1,428)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  577,212

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Growth Equity Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                  8.0%
Consumer Staples                                                        9.4
Energy                                                                 10.5
Financials                                                             20.8
Health Care                                                            13.3
Industrials                                                            12.3
Information Technology                                                 18.9
Materials                                                               3.3
Telecommunication Services                                              1.6
Utilities                                                               1.9
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   49   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 51.2%
AGRICULTURE - 1.3%
   UST, Inc.                                                105,000   $    6,088
--------------------------------------------------------------------------------
BANKS - 1.4%
   Bank of America Corp.                                    127,000        6,480
--------------------------------------------------------------------------------
BEVERAGES - 2.5%
   Anheuser-Busch Cos., Inc.                                125,000        6,307
   Diageo PLC ADR                                            60,000        4,857
--------------------------------------------------------------------------------
                                                                          11,164
--------------------------------------------------------------------------------
CHEMICALS - 1.5%
   Dow Chemical (The) Co.                                   145,000        6,650
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.5%
   Accenture Ltd., Class A                                  190,000        7,323
   Coinmach Service Corp.                                   403,000        7,842
   Macquarie Infrastructure Company Trust                   135,000        5,305
--------------------------------------------------------------------------------
                                                                          20,470
--------------------------------------------------------------------------------
COMPUTERS - 1.6%
   Hewlett-Packard Co.                                      175,000        7,024
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
   Bear Stearns Cos. (The), Inc.                             45,000        6,766
--------------------------------------------------------------------------------
FOOD - 4.4%
   B&G Food Holdings Corp.                                  315,000        7,336
   Kraft Foods, Inc., Class A                               180,000        5,699
   SUPERVALU, Inc.                                          180,000        7,033
--------------------------------------------------------------------------------
                                                                          20,068
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 1.0%
   Johnson & Johnson                                         71,000        4,278
--------------------------------------------------------------------------------
HOUSEWARES - 1.0%
   Newell Rubbermaid, Inc.                                  140,000        4,353
--------------------------------------------------------------------------------
INSURANCE - 5.1%
   Chubb Corp.                                              119,511        6,175
   Old Republic International Corp.                         285,000        6,304
   Prudential Financial, Inc.                                73,500        6,634
   Travelers Cos Inc. (The)                                  80,000        4,142
--------------------------------------------------------------------------------
                                                                          23,255
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 1.4%
   Allied Capital Corp.                                     220,000        6,338
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.6%
   Cummins, Inc.                                             50,000        7,236
--------------------------------------------------------------------------------
MEDIA - 1.4%
   Gannett Co., Inc.                                        110,000        6,192
   Idearc, Inc.                                               6,750          237
--------------------------------------------------------------------------------
                                                                           6,429
--------------------------------------------------------------------------------

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 51.2% - CONTINUED
MINING - 1.2%
   Freeport-McMoRan Copper & Gold, Inc., Class B             80,979   $    5,360
--------------------------------------------------------------------------------
OIL & GAS - 5.1%
   ConocoPhillips                                           103,284        7,059
   Devon Energy Corp.                                        50,000        3,461
   EnCana Corp.                                              60,000        3,038
   Marathon Oil Corp.                                        60,000        5,930
   Occidental Petroleum Corp.                                74,000        3,649
--------------------------------------------------------------------------------
                                                                          23,137
--------------------------------------------------------------------------------
PHARMACEUTICALS - 5.2%
   GlaxoSmithKline PLC ADR                                  117,000        6,465
   King Pharmaceuticals, Inc. *                             250,000        4,918
   Merck & Co., Inc.                                        150,000        6,625
   Pfizer, Inc.                                             215,000        5,431
--------------------------------------------------------------------------------
                                                                          23,439
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.9%
   HRPT Properties Trust                                    510,000        6,273
   iStar Financial, Inc.                                     50,000        2,341
--------------------------------------------------------------------------------
                                                                           8,614
--------------------------------------------------------------------------------
RETAIL - 0.7%
   Home Depot (The), Inc.                                    90,000        3,307
--------------------------------------------------------------------------------
SEMICONDUCTORS - 1.3%
   Taiwan Semiconductor Manufacturing Co. Ltd. ADR          547,497        5,886
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.6%
   Nokia OYJ ADR                                            285,000        6,532
   RF Micro Devices, Inc. *                                 350,000        2,181
   Verizon Communications, Inc.                             160,000        6,067
   Vodafone Group PLC ADR                                   196,875        5,288
   Windstream Corp.                                         375,000        5,509
--------------------------------------------------------------------------------
                                                                          25,577
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $188,585)                                                          231,919
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 12.5%
AUTO MANUFACTURERS - 0.5%
   Ford Motor Co. Capital Trust II, 6.50%                    70,000        2,503
--------------------------------------------------------------------------------
CHEMICALS - 3.5%
   Celanese Corp., 4.25%                                    225,000        9,259
   Huntsman Corp., 5.00%                                    160,000        6,781
--------------------------------------------------------------------------------
                                                                          16,040
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


EQUITY FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 12.5% - CONTINUED
COMMERCIAL SERVICES - 0.7%
   United Rentals Trust I, 6.50%                             65,857   $    3,194
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.8%
   Citigroup Funding, Inc., 5.02%                           165,000        5,283
   Lehman Brothers Holdings, Inc., 6.25%                    100,000        2,742
--------------------------------------------------------------------------------
                                                                           8,025
--------------------------------------------------------------------------------
INSURANCE - 2.7%
   Fortis Insurance N.V., 7.75% (1) (2)                       3,250        4,474
   Metlife, Inc., 6.38%                                     100,000        3,200
   Travelers Property Casualty Corp., 4.50%                 180,000        4,586
--------------------------------------------------------------------------------
                                                                          12,260
--------------------------------------------------------------------------------
RETAIL - 1.6%
   Retail Ventures, Inc., 6.63%                             100,000        7,050
--------------------------------------------------------------------------------
SAVINGS & LOANS - 1.7%
   Sovereign Capital Trust II, 4.38%                        100,000        4,950
   Washington Mutual, Inc., 5.38%                            50,000        2,690
--------------------------------------------------------------------------------
                                                                           7,640
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
--------------------------------------------------------------------------------
(COST $50,001)                                                            56,712

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS - 23.4%
AEROSPACE/DEFENSE - 2.4%
   L-3 Communications Corp.,
      3.00%, 8/1/35                                    $      2,290        2,456
   Lockheed Martin Corp.,
      5.11%, 8/15/33                                          6,276        8,716
--------------------------------------------------------------------------------
                                                                          11,172
--------------------------------------------------------------------------------
APPAREL - 1.3%
   Kellwood, Co.,
      3.50%, 6/15/34                                          6,400        5,840
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.6%
   CBIZ, Inc.,
      3.13%, 6/1/26                                           3,000        2,850
--------------------------------------------------------------------------------
COMPUTERS - 1.6%
   Electronic Data Systems Corp.,
      3.88%, 7/15/23                                          7,000        7,376
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.9%
   Allied Waste Industries,
      4.25%, 4/15/34                                          4,000        3,795
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS - 23.4% - CONTINUED
HEALTHCARE - PRODUCTS - 1.2%
   Conmed Corp.,
      2.50%, 11/15/24                                  $      5,500   $    5,418
--------------------------------------------------------------------------------
INSURANCE - 1.3%
   American Equity Investment Life Holding Co.,
      5.25%, 12/6/24                                          5,050        6,047
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.9%
   AGCO Corp.,
      1.75%, 12/31/33                                      $  5,000        8,762
--------------------------------------------------------------------------------
MEDIA - 1.1%
   Liberty Media Corp.,
      0.75%, 3/30/23                                          4,000        4,720
--------------------------------------------------------------------------------
PHARMACEUTICALS - 1.6%
   Mylan Laboratories, Inc.,
      1.25%, 3/15/12                                            500          534
   Watson Pharmaceuticals, Inc.,
      1.75%, 3/15/23                                          7,000        6,545
--------------------------------------------------------------------------------
                                                                           7,079
--------------------------------------------------------------------------------
RETAIL - 1.6%
   Sonic Automotive, Inc.,
      4.25%, 11/30/15                                         5,500        7,219
--------------------------------------------------------------------------------
SEMICONDUCTORS - 1.5%
   Intel Corp.,
      2.95%, 12/15/35                                         8,000        6,960
--------------------------------------------------------------------------------
SOFTWARE - 3.1%
   Fair Isaac Corp.,
      1.50%, 8/15/23                                          7,000        7,245
   Sybase, Inc.,
      1.75%, 2/22/25                                          6,000        6,825
--------------------------------------------------------------------------------
                                                                          14,070
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.3%
   Arris Group, Inc.,
      2.00%, 11/15/26                                           500          561
   RF Micro Devices, Inc.,
      0.75%, 4/15/12                                          5,250        5,230
--------------------------------------------------------------------------------
                                                                           5,791
--------------------------------------------------------------------------------
TRANSPORTATION - 2.0%
   YRC Worldwide, Inc.,
      5.00%, 8/8/23                                           7,000        9,100
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
--------------------------------------------------------------------------------
(COST $99,230)                                                           106,199

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   51   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

INCOME EQUITY FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 15.1%
   FHLB Discount Note,
      5.06%, 4/2/07                                    $        408   $      408
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                          67,765       67,765
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $68,173)                                                            68,173
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.2%
--------------------------------------------------------------------------------
(COST $405,989)                                                          463,003
   Liabilities less Other Assets - (2.2)%                                 (9,805)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  453,198

*    Non-Income Producing Security

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2) Restricted security has been deemed illiquid. At March 31, 2007, the value of these restricted illiquid securities amounted to approximately $4,474,000 or 1.0% of net assets. Additional information on each restricted illiquid security is as follows:

                                                                     ACQUISITION
                                                     ACQUISITION         COST
SECURITY                                                 DATE           (000S)
--------------------------------------------------------------------------------
Fortis Insurance NV, 7.75%                         1/20/05-2/15/06      $3,523

Percentages shown are bases on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Income Equity Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 14.5%
Consumer Staples                                                        7.8
Energy                                                                  7.2
Financials                                                             21.0
Health Care                                                            10.2
Industrials                                                             9.9
Information Technology                                                 14.3
Materials                                                               5.7
Media                                                                   1.2
Telecommunication Services                                              5.9
Transportation                                                          2.3
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


EQUITY FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

INTERNATIONAL GROWTH EQUITY FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5%
AUSTRALIA - 4.3%
   Cochlear Ltd.                                            339,780   $   17,791
   Telstra Corp. Ltd.                                     5,098,551       13,241
   Woolworths Ltd.                                          916,815       20,168
--------------------------------------------------------------------------------
                                                                          51,200
--------------------------------------------------------------------------------
CANADA - 0.8%
   Bombardier, Inc., Class B *                            2,254,900        9,102
--------------------------------------------------------------------------------
CHINA - 1.3%
   Bank of China Ltd.                                    31,609,000       15,738
--------------------------------------------------------------------------------
FINLAND - 2.4%
   Nokia OYJ                                              1,256,328       28,920
--------------------------------------------------------------------------------
FRANCE - 8.0%
   Accor S.A.                                               202,693       19,373
   Alstom *                                                 174,235       22,615
   AXA S.A.                                                 579,165       24,560
   Gemalto NV *                                             361,414        8,339
   L'Oreal S.A.                                             199,212       21,752
--------------------------------------------------------------------------------
                                                                          96,639
--------------------------------------------------------------------------------
GERMANY - 9.4%
   DaimlerChrysler A.G. (Registered)                        174,526       14,316
   Deutsche Bank A.G. (Registered)                          117,232       15,794
   E.ON A.G.                                                179,878       24,460
   Linde A.G.                                               173,826       18,730
   MAN A.G.                                                  90,962       10,585
   Merck KGaA                                               152,104       19,614
   ThyssenKrupp A.G.                                        201,120        9,953
--------------------------------------------------------------------------------
                                                                         113,452
--------------------------------------------------------------------------------
GREECE - 1.5%
   National Bank of Greece S.A.                             331,691       17,593
--------------------------------------------------------------------------------
ITALY - 7.2%
   BPU Banca ScpA                                           679,134       20,098
   ENI S.p.A.                                               628,998       20,471
   Finmeccanica S.p.A.                                      641,586       19,295
   UniCredito Italiano S.p.A. (Milan Exchange)            2,822,465       26,867
--------------------------------------------------------------------------------
                                                                          86,731
--------------------------------------------------------------------------------
JAPAN - 16.2%
   East Japan Railway Co.                                     2,711       21,126
   Fanuc Ltd.                                               197,400       18,382
   Kirin Brewery Co. Ltd.                                 1,259,000       18,190
   Mizuho Financial Group, Inc.                               3,410       21,971
   Nippon Telegraph & Telephone Corp.                         3,815       20,176
   ORIX Corp.                                                83,500       21,761

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98. 5% - CONTINUED
JAPAN - 16.2% - (CONTINUED)
   Shiseido Co. Ltd.                                        881,000   $   17,911
   Sony Corp.                                               408,000       20,746
   Toyota Motor Corp.                                       531,600       34,070
--------------------------------------------------------------------------------
                                                                         194,333
--------------------------------------------------------------------------------
NETHERLANDS - 4.9%
   ABN AMRO Holding N.V.                                    644,089       27,726
   Qiagen N.V. *                                            632,676       10,752
   Royal Dutch Shell PLC, Class B                           612,092       20,368
--------------------------------------------------------------------------------
                                                                          58,846
--------------------------------------------------------------------------------
NORWAY - 1.0%
   Petroleum Geo-Services ASA *                             462,850       12,090
--------------------------------------------------------------------------------
SINGAPORE - 1.9%
   CapitaLand Ltd.                                        2,494,000       13,153
   Cosco Corp. Singapore Ltd.                             5,041,000        9,538
--------------------------------------------------------------------------------
                                                                          22,691
--------------------------------------------------------------------------------
SPAIN - 2.2%
   Banco Santander Central Hispano S.A.                   1,469,068       26,222
--------------------------------------------------------------------------------
SWEDEN - 2.8%
   Assa Abloy AB, Class B                                   776,082       17,842
   Autoliv, Inc. SDR                                        275,140       15,724
--------------------------------------------------------------------------------
                                                                          33,566
--------------------------------------------------------------------------------
SWITZERLAND - 14.3%
   Julius Baer Holding A.G. (Registered)                    141,814       19,355
   Logitech International S.A. (Registered) *               311,779        8,662
   Nestle S.A. (Registered)                                  75,319       29,342
   Novartis A.G. (Registered)                               399,280       22,909
   Roche Holding A.G. (Genusschein)                         154,974       27,427
   Schindler Holding A.G.                                   152,927        9,315
   Swiss Life Holding                                        54,527       13,690
   Syngenta A.G. (Registered)                                99,954       19,130
   Xstrata PLC                                              437,011       22,463
--------------------------------------------------------------------------------
                                                                         172,293
--------------------------------------------------------------------------------
UNITED KINGDOM - 20.3%
   Barclays PLC                                           1,235,321       17,527
   BHP Billiton PLC                                         738,551       16,467
   BT Group PLC                                           3,050,783       18,236
   Carillion PLC                                          1,115,999        8,801
   Carnival PLC                                             374,639       18,055
   Centrica PLC                                           2,758,963       20,984
   Diageo PLC                                             1,148,769       23,273
   ITV PLC                                                8,397,638       18,013

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   53   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

INTERNATIONAL GROWTH EQUITY FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
UNITED KINGDOM - 20.3% - (CONTINUED)
   Lloyds TSB Group PLC                                   2,123,018   $   23,396
   Lonmin PLC                                               169,208       11,055
   Marks & Spencer Group PLC                                827,981       11,023
   Prudential PLC                                           930,642       13,140
   Smith & Nephew PLC                                       838,560       10,660
   Vodafone Group PLC                                     8,348,250       22,261
   WPP Group PLC                                            705,128       10,685
--------------------------------------------------------------------------------
                                                                         243,576
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $964,912)                                                        1,182,992

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.7%
   Societe General, Grand Cayman,
   Eurodollar Time Deposit,
   5.42%, 4/2/07                                       $      8,483        8,483
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $8,483)                                                              8,483

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.2%
--------------------------------------------------------------------------------
(COST $973,395)                                                        1,191,475
   Other Assets less Liabilities - 0.8%                                    9,882
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $1,201,357

At March 31, 2007, the industry sectors (unaudited) for the International Growth Equity Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 13.7%
Consumer Staples                                                       11.0
Energy                                                                  4.5
Financials                                                             26.9
Health Care                                                             9.2
Industrials                                                            12.4
Information Technology                                                  3.9
Materials                                                               8.3
Telecommunication Services                                              6.3
Utilities                                                               3.8
--------------------------------------------------------------------------------
Total                                                                 100.0%

At March 31, 2007, the International Growth Equity Fund's investments were denominated in the following currencies:

                                                                  % OF LONG-TERM
CONCENTRATION BY CURRENCY                                           INVESTMENTS
--------------------------------------------------------------------------------
Euro                                                                   34.5%
British Pound                                                          24.2
Japanese Yen                                                           16.4
Swiss Franc                                                            12.7
All other currencies less than 5%                                      12.2
--------------------------------------------------------------------------------
Total                                                                 100.0%

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


EQUITY FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

LARGE CAP VALUE FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.8%
BANKS - 4.3%
   Mellon Financial Corp.                                   603,000   $   26,013
   Wachovia Corp.                                           449,000       24,718
--------------------------------------------------------------------------------
                                                                          50,731
--------------------------------------------------------------------------------
BEVERAGES - 4.8%
   Anheuser-Busch Cos., Inc.                                497,000       25,079
   Coca-Cola (The) Co.                                      655,000       31,440
--------------------------------------------------------------------------------
                                                                          56,519
--------------------------------------------------------------------------------
CHEMICALS - 4.0%
   Dow Chemical (The) Co.                                   505,000       23,159
   du Pont (E.I.) de Nemours & Co.                          486,000       24,023
--------------------------------------------------------------------------------
                                                                          47,182
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 1.5%
   Avon Products, Inc.                                      475,000       17,699
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 4.6%
   Citigroup, Inc.                                          489,000       25,105
   JPMorgan Chase & Co.                                     591,000       28,593
--------------------------------------------------------------------------------
                                                                          53,698
--------------------------------------------------------------------------------
FOOD - 7.8%
   General Mills, Inc.                                      319,000       18,572
   Hershey Co.                                              463,000       25,307
   Sara Lee Corp.                                         1,441,000       24,382
   Wrigley (Wm.) Jr. Co.                                    458,000       23,326
--------------------------------------------------------------------------------
                                                                          91,587
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 3.1%
   MeadWestvaco Corp.                                       795,000       24,518
   Weyerhaeuser Co.                                         160,000       11,958
--------------------------------------------------------------------------------
                                                                          36,476
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 2.0%
   Johnson & Johnson                                        385,000       23,200
--------------------------------------------------------------------------------
HOME BUILDERS - 1.3%
   D.R. Horton, Inc.                                        713,000       15,686
--------------------------------------------------------------------------------
HOUSEWARES - 2.0%
   Newell Rubbermaid, Inc.                                  766,000       23,815
--------------------------------------------------------------------------------
INSURANCE - 3.7%
   Lincoln National Corp.                                   378,000       25,624
   XL Capital Ltd., Class A                                 257,000       17,980
--------------------------------------------------------------------------------
                                                                          43,604
--------------------------------------------------------------------------------
LEISURE TIME - 1.9%
   Carnival Corp.                                           483,000       22,633
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97. 8% - CONTINUED
MEDIA - 10.2%
   CBS Corp., Class B                                       775,000   $   23,707
   Clear Channel Communications, Inc.                       692,000       24,248
   Gannett Co., Inc.                                        405,000       22,797
   New York Times Co., Class A                              976,000       22,946
   Tribune Co.                                              780,000       25,046
--------------------------------------------------------------------------------
                                                                         118,744
--------------------------------------------------------------------------------
MINING - 2.0%
   Alcoa, Inc.                                              683,000       23,154
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 6.6%
   3M Co.                                                   330,000       25,222
   Eastman Kodak Co.                                        986,000       22,244
   General Electric Co.                                     840,000       29,702
--------------------------------------------------------------------------------
                                                                          77,168
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 2.2%
   Pitney Bowes, Inc.                                       568,000       25,782
--------------------------------------------------------------------------------
PHARMACEUTICALS - 9.5%
   Abbott Laboratories                                      482,000       26,896
   Bristol-Myers Squibb Co.                               1,065,000       29,564
   Pfizer, Inc.                                           1,219,000       30,792
   Wyeth                                                    478,000       23,914
--------------------------------------------------------------------------------
                                                                         111,166
--------------------------------------------------------------------------------
SAVINGS & LOANS - 2.2%
   New York Community Bancorp, Inc.                       1,428,000       25,119
--------------------------------------------------------------------------------
SEMICONDUCTORS - 8.1%
   Analog Devices, Inc.                                     565,000       19,487
   Intel Corp.                                            1,423,000       27,222
   Linear Technology Corp.                                  809,000       25,556
   Maxim Integrated Products, Inc.                          768,000       22,579
--------------------------------------------------------------------------------
                                                                          94,844
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 14.1%
   AT&T, Inc.                                               956,700       37,723
   Deutsche Telekom A.G. ADR                              1,500,000       24,795
   Embarq Corp.                                             549,000       30,936
   Nokia OYJ ADR *                                        1,258,000       28,833
   Verizon Communications, Inc.                             787,000       29,843
   Windstream Corp.                                         882,000       12,957
--------------------------------------------------------------------------------
                                                                         165,087
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   55   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

LARGE CAP VALUE FUND (continued)

                                                          NUMBER         VALUE
                                                         OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
TRANSPORTATION - 1.9%
   United Parcel Service, Inc., Class B                     324,000   $  22,712
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $996,579)                                                        1,146,606

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.6%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $     29,973       29,973
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $29,973)                                                            29,973

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%
--------------------------------------------------------------------------------
(COST $1,026,552)                                                      1,176,579
   Liabilities less Other Assets - (0.4)%                                 (4,935)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $1,171,644

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Large Cap Value Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 17.7%
Consumer Staples                                                       14.5
Financials                                                             15.1
Health Care                                                            11.7
Industrials                                                             9.0
Information Technology                                                 10.8
Materials                                                               9.3
Telecommunication Services                                             11.9
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


EQUITY FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

MID CAP GROWTH FUND

                                                          NUMBER         VALUE
                                                         OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.6%
AEROSPACE/DEFENSE - 1.3%
   Rockwell Collins, Inc.                                    37,400   $    2,503
--------------------------------------------------------------------------------
APPAREL - 2.3%
   Coach, Inc. *                                             37,000        1,852
   Phillips-Van Heusen Corp.                                 39,900        2,346
--------------------------------------------------------------------------------
                                                                           4,198
--------------------------------------------------------------------------------
BANKS - 1.3%
   TCF Financial Corp.                                       94,000        2,478
--------------------------------------------------------------------------------
CHEMICALS - 1.1%
   Albemarle Corp.                                           49,200        2,034
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 8.2%
   Alliance Data Systems Corp. *                             37,600        2,317
   Dun & Bradstreet Corp.                                    23,900        2,180
   ITT Educational Services, Inc. *                          23,800        1,939
   Moody's Corp.                                             43,700        2,712
   Quanta Services, Inc. *                                  146,700        3,700
   Robert Half International, Inc.                           61,000        2,257
--------------------------------------------------------------------------------
                                                                          15,105
--------------------------------------------------------------------------------
COMPUTERS - 5.3%
   Brocade Communications Systems, Inc. *                   214,100        2,038
   Cadence Design Systems, Inc. *                           114,400        2,409
   Logitech International S.A. *                             93,600        2,605
   Micros Systems, Inc. *                                    52,100        2,813
--------------------------------------------------------------------------------
                                                                           9,865
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.2%
   Avon Products, Inc.                                       50,300        1,874
   Estee Lauder Cos. (The), Inc., Class A                    43,700        2,135
--------------------------------------------------------------------------------
                                                                           4,009
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.5%
   Ameriprise Financial, Inc.                                45,000        2,571
   CIT Group, Inc.                                           35,600        1,884
   Edwards (A.G.), Inc.                                      29,200        2,020
--------------------------------------------------------------------------------
                                                                           6,475
--------------------------------------------------------------------------------
ELECTRONICS - 5.8%
   Amphenol Corp., Class A                                   28,800        1,860
   Mettler-Toledo International, Inc. *                      25,100        2,248
   Thermo Electron Corp. *                                   39,400        1,842
   Trimble Navigation Ltd. *                                 89,400        2,399
   Waters Corp. *                                            42,700        2,477
--------------------------------------------------------------------------------
                                                                          10,826
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 1.5%
   Jacobs Engineering Group, Inc. *                          61,200        2,855
--------------------------------------------------------------------------------

                                                          NUMBER         VALUE
                                                         OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.6% - CONTINUED
ENTERTAINMENT - 1.7%
   International Game Technology                             78,300   $    3,162
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 1.9%
   Republic Services, Inc.                                  127,650        3,551
--------------------------------------------------------------------------------
FOOD - 1.4%
   Hain Celestial Group, Inc. *                              84,500        2,541
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.1%
   Dentsply International, Inc.                              98,300        3,219
   Immucor, Inc. *                                           83,000        2,443
--------------------------------------------------------------------------------
                                                                           5,662
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 6.9%
   Coventry Health Care, Inc. *                              40,000        2,242
   Laboratory Corp. of America Holdings *                    44,000        3,196
   Manor Care, Inc.                                          36,200        1,968
   Pediatrix Medical Group, Inc. *                           55,200        3,149
   Psychiatric Solutions, Inc. *                             55,500        2,237
--------------------------------------------------------------------------------
                                                                          12,792
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.4%
   Church & Dwight, Inc.                                     53,000        2,669
--------------------------------------------------------------------------------
HOUSEWARES - 1.8%
   Newell Rubbermaid, Inc.                                  105,100        3,268
--------------------------------------------------------------------------------
INSURANCE - 1.3%
   AMBAC Financial Group, Inc.                               27,500        2,376
--------------------------------------------------------------------------------
IRON/STEEL - 1.0%
   Allegheny Technologies, Inc.                              17,800        1,899
--------------------------------------------------------------------------------
LEISURE TIME - 1.4%
   Royal Caribbean Cruises Ltd.                              60,300        2,542
--------------------------------------------------------------------------------
LODGING - 1.2%
   Marriott International, Inc., Class A                     46,200        2,262
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 1.3%
   Joy Global, Inc.                                          55,700        2,390
--------------------------------------------------------------------------------
MEDIA - 4.6%
   Grupo Televisa SA                                        109,800        3,272
   Liberty Global, Inc., Class A *                          157,700        5,193
--------------------------------------------------------------------------------
                                                                           8,465
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 7.8%
   Aptargroup, Inc.                                          41,500        2,778
   ITT Corp.                                                 66,600        4,017
   Roper Industries, Inc.                                    37,900        2,080
   SPX Corp.                                                 32,300        2,267
   Textron, Inc.                                             36,700        3,296
--------------------------------------------------------------------------------
                                                                          14,438
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   57   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

MID CAP GROWTH FUND (continued)

                                                          NUMBER         VALUE
                                                         OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.6% - CONTINUED
OIL & GAS - 4.6%
   Cabot Oil & Gas Corp.                                     45,600   $    3,070
   Noble Energy, Inc.                                        58,400        3,484
   Tesoro Corp.                                              19,000        1,908
--------------------------------------------------------------------------------
                                                                           8,462
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.0%
   Cameron International Corp. *                             59,300        3,723
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.0%
   Express Scripts, Inc. *                                   33,800        2,728
   Shire PLC                                                 36,900        2,284
   VCA Antech, Inc. *                                        66,400        2,411
--------------------------------------------------------------------------------
                                                                           7,423
--------------------------------------------------------------------------------
REAL ESTATE - 1.1%
   CB Richard Ellis Group, Inc., Class A *                   62,300        2,129
--------------------------------------------------------------------------------
RETAIL - 7.4%
   Autozone, Inc. *                                          15,400        1,973
   Family Dollar Stores, Inc.                                89,700        2,657
   Nordstrom, Inc.                                           52,800        2,795
   Petsmart, Inc.                                           117,400        3,870
   TJX Cos., Inc.                                            88,300        2,381
--------------------------------------------------------------------------------
                                                                          13,676
--------------------------------------------------------------------------------
SEMICONDUCTORS - 4.9%
   Intersil Corp., Class A                                   86,700        2,297
   MEMC Electronic Materials, Inc. *                         35,600        2,156
   National Semiconductor Corp.                              99,200        2,395
   NVIDIA Corp. *                                            75,200        2,164
--------------------------------------------------------------------------------
                                                                           9,012
--------------------------------------------------------------------------------
SOFTWARE - 2.6%
   Activision, Inc. *                                       131,000        2,481
   Cognos, Inc. *                                            57,900        2,281
--------------------------------------------------------------------------------
                                                                           4,762
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.7%
   Harris Corp.                                              47,100        2,400
   Polycom, Inc. *                                           78,900        2,630
--------------------------------------------------------------------------------
                                                                           5,030
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $167,806)                                                          182,582

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.6%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit, 5.42%, 4/2/07           $      2,905   $    2,905
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $2,905)                                                              2,905
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.2%
--------------------------------------------------------------------------------
(COST $170,711)                                                          185,487
   Liabilities less Other Assets - (0.2)%                                   (336)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  185,151

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Mid Cap Growth Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 21.6%
Consumer Staples                                                        5.1
Energy                                                                  6.7
Financials                                                              8.9
Health Care                                                            16.5
Industrials                                                            17.0
Information Technology                                                 20.5
Materials                                                               3.7
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


EQUITY FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

SELECT EQUITY FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9%
ADVERTISING - 1.9%
   Omnicom Group, Inc.                                       33,300   $    3,409
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 8.7%
   Boeing (The) Co.                                          56,700        5,041
   Lockheed Martin Corp.                                     41,100        3,988
   Raytheon Co.                                              64,500        3,384
   Rockwell Collins, Inc.                                    47,500        3,179
--------------------------------------------------------------------------------
                                                                          15,592
--------------------------------------------------------------------------------
AUTO AND TRUCK MANUFACTURERS - 1.7%
   PACCAR, Inc.                                              41,000        3,009
--------------------------------------------------------------------------------
BEVERAGES - 3.2%
   Anheuser-Busch Cos., Inc.                                 52,600        2,654
   Diageo PLC ADR                                            37,800        3,060
--------------------------------------------------------------------------------
                                                                           5,714
--------------------------------------------------------------------------------
CHEMICALS - 1.4%
   Syngenta A.G. ADR                                         66,300        2,523
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.9%
   Accenture Ltd., Class A                                   83,600        3,222
   McKesson Corp.                                            65,300        3,823
--------------------------------------------------------------------------------
                                                                           7,045
--------------------------------------------------------------------------------
COMPUTERS - 7.2%
   Cadence Design Systems, Inc. *                           109,600        2,308
   Hewlett-Packard Co.                                       86,800        3,484
   IBM Corp.                                                 45,600        4,298
   Sun Microsystems, Inc. *                                 462,000        2,777
--------------------------------------------------------------------------------
                                                                          12,867
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.2%
   Colgate-Palmolive Co.                                     58,500        3,907
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.3%
   Lehman Brothers Holdings, Inc.                            17,100        1,198
   Morgan Stanley                                            14,600        1,150
--------------------------------------------------------------------------------
                                                                           2,348
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
   Energizer Holdings, Inc. *                                23,800        2,031
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 3.2%                           187,300        3,218
   ABB Ltd. ADR
   McDermott International, Inc. *                           50,700        2,483
--------------------------------------------------------------------------------
                                                                           5,701
--------------------------------------------------------------------------------
FOOD - 1.3%
   Groupe Danone                                             66,600        2,379
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 6.2%
   Baxter International, Inc.                                91,900        4,840

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9% - CONTINUED
HEALTHCARE - PRODUCTS - 6.2% - (CONTINUED)
   Becton, Dickinson & Co.                                   25,100   $    1,930
   Stryker Corp.                                             65,500        4,344
--------------------------------------------------------------------------------
                                                                          11,114
--------------------------------------------------------------------------------
INSURANCE - 4.9%
   AMBAC Financial Group, Inc.                               31,000        2,678
   Prudential Financial, Inc.                                36,000        3,249
   Travelers Cos Inc. (The)                                  54,700        2,832
--------------------------------------------------------------------------------
                                                                           8,759
--------------------------------------------------------------------------------
IRON/STEEL - 2.3%
   Nucor Corp.                                               36,600        2,384
   United States Steel Corp.                                 18,300        1,815
--------------------------------------------------------------------------------
                                                                           4,199
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.9%
   Deere & Co.                                               31,900        3,466
--------------------------------------------------------------------------------
MEDIA - 4.0%
   Comcast Corp., Class A *                                  78,250        2,031
   Grupo Televisa SA                                         77,900        2,321
   McGraw-Hill Cos. (The), Inc.                              43,500        2,735
--------------------------------------------------------------------------------
                                                                           7,087
--------------------------------------------------------------------------------
MINING - 1.4%
   Southern Copper Corp.                                     34,100        2,444
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 1.6%
   Xerox Corp. *                                            167,400        2,827
--------------------------------------------------------------------------------
OIL & GAS - 5.4%
   Exxon Mobil Corp.                                         39,600        2,988
   Marathon Oil Corp.                                        35,400        3,498
   Noble Energy, Inc.                                        51,900        3,096
--------------------------------------------------------------------------------
                                                                           9,582
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.5%
   Cameron International Corp. *                             42,300        2,656
--------------------------------------------------------------------------------
PHARMACEUTICALS - 8.0%
   AstraZeneca PLC ADR                                       49,500        2,656
   Forest Laboratories, Inc. *                               53,400        2,747
   Merck & Co., Inc.                                         56,300        2,487
   Schering-Plough Corp.                                    175,400        4,474
   Wyeth                                                     36,800        1,841
--------------------------------------------------------------------------------
                                                                          14,205
--------------------------------------------------------------------------------
RETAIL - 6.4%
   American Eagle Outfitters, Inc.                           80,600        2,417
   Kohl's Corp. *                                            55,700        4,267
   Tim Hortons, Inc.                                         94,500        2,875

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   59   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

SELECT EQUITY FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9% - CONTINUED
RETAIL - 6.4% - (CONTINUED)
   TJX Cos., Inc.                                            70,100   $    1,890
--------------------------------------------------------------------------------
                                                                          11,449
--------------------------------------------------------------------------------
SEMICONDUCTORS - 4.0%
   MEMC Electronic Materials, Inc. *                         29,800        1,805
   NVIDIA Corp. *                                            84,600        2,435
   Taiwan Semiconductor Manufacturing Co. Ltd. ADR          266,100        2,861
--------------------------------------------------------------------------------
                                                                           7,101
--------------------------------------------------------------------------------
SOFTWARE - 7.4%
   Dun & Bradstreet Corp.                                    32,500        2,964
   Microsoft Corp.                                          241,200        6,722
   Oracle Corp. *                                           192,000        3,481
--------------------------------------------------------------------------------
                                                                          13,167
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 7.8%
   America Movil S.A. de C.V. ADR, Series L                  76,300        3,646
   Cisco Systems, Inc. *                                    267,100        6,819
   Nokia OYJ ADR                                            153,300        3,514
--------------------------------------------------------------------------------
                                                                          13,979
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $162,752)                                                          178,560

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.1%
   Societe Generale, Grand Cayman, Eurodollar Time
      Deposit, 5.42%, 4/2/07                           $      3,826        3,826
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $3,826)                                                              3,826
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.0%
--------------------------------------------------------------------------------
(COST $166,578)                                                          182,386
   Liabilities less Other Assets- (2.0)%                                  (3,634)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  178,752

At March 31, 2007, the industry sectors (unaudited) for the Select Equity Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 12.3%
Consumer Staples                                                        7.9
Energy                                                                  6.9
Financials                                                              6.2
Health Care                                                            16.3
Industrials                                                            17.2
Information Technology                                                 26.1
Materials                                                               5.1
Telecommunication Services                                              2.0
--------------------------------------------------------------------------------
Total                                                                 100.0%

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


EQUITY FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

SMALL CAP GROWTH FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.9%
AEROSPACE/DEFENSE - 2.6%
   BE Aerospace, Inc. *                                      17,100   $      542
   Orbital Sciences Corp. *                                  19,800          371
   Teledyne Technologies, Inc. *                             12,100          453
--------------------------------------------------------------------------------
                                                                           1,366
--------------------------------------------------------------------------------
APPAREL - 5.4%
   Guess?, Inc.                                              15,000          607
   Gymboree Corp. *                                          10,100          405
   Phillips-Van Heusen Corp.                                 11,400          670
   Skechers U.S.A., Inc., Class A *                          13,300          446
   Steven Madden Ltd. *                                      12,900          377
   Wolverine World Wide, Inc.                                10,800          309
--------------------------------------------------------------------------------
                                                                           2,814
--------------------------------------------------------------------------------
BANKS - 3.0%
   Banner Corp.                                               8,500          353
   Integra Bank Corp.                                        13,500          301
   Peoples Bancorp, Inc. of Ohio                             11,600          306
   Renasant Corp.                                            12,300          304
   Sterling Bancshares, Inc. of Texas                        25,400          284
--------------------------------------------------------------------------------
                                                                           1,548
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.1%
   Bio-Rad Laboratories, Inc., Class A *                      6,300          440
   Genomic Health, Inc. *                                    15,700          272
   Savient Pharmaceuticals, Inc. *                           31,400          378
--------------------------------------------------------------------------------
                                                                           1,090
--------------------------------------------------------------------------------
BUILDING MATERIALS - 1.1%
   Genlyte Group, Inc. *                                      7,900          557
--------------------------------------------------------------------------------
CHEMICALS - 1.7%
   Hercules, Inc. *                                          23,800          465
   Spartech Corp.                                            15,100          443
--------------------------------------------------------------------------------
                                                                             908
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 9.9%
   ABM Industries, Inc.                                      15,600          412
   Administaff, Inc.                                         11,100          391
   AMN Healthcare Services, Inc. *                           15,600          353
   CBIZ, Inc. *                                              70,800          503
   Consolidated Graphics, Inc. *                              8,600          637
   Forrester Research, Inc. *                                15,600          442
   Gartner, Inc. *                                           23,200          555
   Heidrick & Struggles International, Inc. *                10,700          518
   Korn/Ferry International *                                20,500          470
   MPS Group, Inc. *                                         36,100          511

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.9% - CONTINUED
COMMERCIAL SERVICES - 9.9% - (CONTINUED)
   Parexel International Corp. *                             10,200   $      367
--------------------------------------------------------------------------------
                                                                           5,159
--------------------------------------------------------------------------------
COMPUTERS - 8.4%
   Ansoft Corp. *                                            18,500          585
   Brocade Communications Systems, Inc. *                    73,800          703
   COMSYS IT Partners, Inc. *                                26,900          535
   Covansys Corp. *                                          17,900          442
   Factset Research Systems, Inc.                             5,000          314
   IHS, Inc., Class A *                                      10,400          428
   Micros Systems, Inc. *                                    11,000          594
   SYKES Enterprises, Inc. *                                 18,500          337
   Tyler Technologies, Inc. *                                33,700          428
--------------------------------------------------------------------------------
                                                                           4,366
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.9%
   Advanta Corp., Class B                                    12,600          552
   World Acceptance Corp. *                                  10,900          436
--------------------------------------------------------------------------------
                                                                             988
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.4%
   Advanced Energy Industries, Inc. *                        21,300          448
   General Cable Corp. *                                     14,700          786
--------------------------------------------------------------------------------
                                                                           1,234
--------------------------------------------------------------------------------
ELECTRONICS - 2.9%
   Cymer, Inc. *                                              8,900          370
   Rofin-Sinar Technologies, Inc. *                           8,400          497
   Varian, Inc. *                                            11,000          641
--------------------------------------------------------------------------------
                                                                           1,508
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 1.9%
   Infrasource Services, Inc. *                              19,600          599
   URS Corp. *                                                9,400          400
--------------------------------------------------------------------------------
                                                                             999
--------------------------------------------------------------------------------
ENTERTAINMENT - 1.4%
   Vail Resorts, Inc. *                                      13,500          733
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.4%
   Regal-Beloit Corp.                                         4,600          213
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 4.6%
   Bruker BioSciences Corp. *                                59,400          625
   ICU Medical, Inc. *                                       10,500          412
   Immucor, Inc. *                                           18,000          530
   Palomar Medical Technologies, Inc. *                       9,000          359
   Zoll Medical Corp. *                                      17,200          458
--------------------------------------------------------------------------------
                                                                           2,384
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   61   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP GROWTH FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.9% - CONTINUED
HEALTHCARE - SERVICES - 5.0%
   LHC Group, Inc. *                                         13,600   $      441
   Magellan Health Services, Inc. *                           9,000          378
   Psychiatric Solutions, Inc. *                             14,800          597
   Radiation Therapy Services, Inc. *                        15,900          487
   Sunrise Senior Living, Inc. *                             17,300          684
--------------------------------------------------------------------------------
                                                                           2,587
--------------------------------------------------------------------------------
INSURANCE - 3.6%
   CNA Surety Corp. *                                        24,800          523
   Delphi Financial Group, Inc., Class A                     12,200          491
   Ohio Casualty Corp.                                       12,100          363
   Selective Insurance Group, Inc.                           19,800          504
--------------------------------------------------------------------------------
                                                                           1,881
--------------------------------------------------------------------------------
INTERNET - 3.4%
   Digital River, Inc. *                                     12,600          696
   Liquidity Services, Inc. *                                20,400          346
   TriZetto Group, Inc. *                                    17,200          344
   Vasco Data Security International, Inc. *                 20,700          370
--------------------------------------------------------------------------------
                                                                           1,756
--------------------------------------------------------------------------------
IRON/STEEL - 1.9%
   Carpenter Technology Corp.                                 3,000          362
   Chaparral Steel Co.                                       10,700          623
--------------------------------------------------------------------------------
                                                                             985
--------------------------------------------------------------------------------
LEISURE TIME - 1.1%
   Ambassadors Group, Inc.                                   17,000          565
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 3.4%
   Kadant, Inc. *                                            20,200          512
   Middleby Corp. *                                           5,100          673
   Wabtec Corp.                                              17,200          593
--------------------------------------------------------------------------------
                                                                           1,778
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.0%
   Kaydon Corp.                                              13,000          553
--------------------------------------------------------------------------------
OFFICE FURNISHINGS - 1.1%
   Knoll, Inc.                                               23,700          565
--------------------------------------------------------------------------------
OIL & GAS - 0.8%
   Cabot Oil & Gas Corp.                                      6,600          444
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 4.5%
   Input/Output, Inc. *                                      36,600          504
   Matrix Service Co. *                                      30,500          617
   SEACOR Holdings, Inc. *                                    4,500          443
   Trico Marine Services, Inc. *                              8,600          321

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.9%  - CONTINUED
OIL & GAS SERVICES - 4.5% - (CONTINUED)
   Universal Compression Holdings, Inc. *                     7,200   $      487
--------------------------------------------------------------------------------
                                                                           2,372
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.7%
   Cypress Bioscience, Inc. *                                38,300          291
   KV Pharmaceutical Co., Class A *                          21,400          529
   Medicis Pharmaceutical Corp., Class A                     17,000          524
   Noven Pharmaceuticals, Inc. *                             10,900          253
   Perrigo Co.                                               18,200          322
--------------------------------------------------------------------------------
                                                                           1,919
--------------------------------------------------------------------------------
RETAIL - 5.9%
   Aeropostale, Inc. *                                       17,100          688
   Bebe Stores, Inc.                                         20,800          361
   Casual Male Retail Group, Inc. *                          34,900          413
   Charlotte Russe Holding, Inc. *                           16,100          465
   Men's Wearhouse, Inc.                                     14,200          668
   Shoe Carnival, Inc. *                                     14,000          466
--------------------------------------------------------------------------------
                                                                           3,061
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.7%
   First Place Financial Corp. of Ohio                       16,200          347
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.1%
   Cirrus Logic, Inc. *                                      49,200          377
   Emulex Corp. *                                            15,800          289
   Integrated Device Technology, Inc. *                      27,100          418
   Varian Semiconductor Equipment Associates, Inc. *         10,000          534
--------------------------------------------------------------------------------
                                                                           1,618
--------------------------------------------------------------------------------
SOFTWARE - 2.8%
   Informatica Corp. *                                       34,600          465
   INVESTools, Inc. *                                        26,800          372
   Omnicell, Inc. *                                          30,000          628
--------------------------------------------------------------------------------
                                                                           1,465
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.4%
   Anixter International, Inc. *                              8,800          580
   Arris Group, Inc. *                                       44,900          632
   CommScope, Inc. *                                         18,000          772
   Lightbridge, Inc. *                                       27,800          489
   Polycom, Inc. *                                           10,900          363
--------------------------------------------------------------------------------
                                                                           2,836
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


EQUITY FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.9% - CONTINUED
TRANSPORTATION - 0.8%
   Horizon Lines, Inc., Class A                              12,800   $      420
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $43,662)                                                            51,019

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.0%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $      1,011        1,011
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $1,011)                                                              1,011
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
--------------------------------------------------------------------------------
(COST $44,673)                                                            52,030
Other Assets less Liabilities - 0.1%                                          69
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $   52,099

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Small Cap Growth Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 14.8%
Energy                                                                  5.5
Financials                                                              9.3
Health Care                                                            20.2
Industrials                                                            21.8
Information Technology                                                 24.7
Materials                                                               3.7
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   63   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1%
ADVERTISING - 0.0%
   inVentiv Health, Inc. *                                    6,600   $      253
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 2.0%
   Armor Holdings, Inc. *                                    23,100        1,555
   Curtiss-Wright Corp.                                      67,600        2,605
   EDO Corp.                                                 41,100        1,077
   Esterline Technologies Corp. *                           170,563        7,005
   Heico Corp.                                               13,860          506
   Moog, Inc., Class A *                                    134,350        5,596
   MTC Technologies, Inc. *                                   4,400           93
   Orbital Sciences Corp. *                                  45,431          851
   Triumph Group, Inc.                                        1,514           84
--------------------------------------------------------------------------------
                                                                          19,372
--------------------------------------------------------------------------------
AGRICULTURE - 0.0%
   Andersons (The), Inc.                                      2,300          102
--------------------------------------------------------------------------------
AIRLINES - 0.9%
   Alaska Air Group, Inc. *                                  41,600        1,585
   Skywest, Inc.                                            254,934        6,840
--------------------------------------------------------------------------------
                                                                           8,425
--------------------------------------------------------------------------------
APPAREL - 1.5%
   Deckers Outdoor Corp. *                                   15,600        1,108
   Kellwood Co.                                              56,250        1,650
   Oxford Industries, Inc.                                   17,900          885
   Perry Ellis International, Inc. *                         13,800          441
   Phillips-Van Heusen Corp.                                 62,883        3,698
   Skechers U.S.A., Inc., Class A *                          52,000        1,746
   Stride Rite Corp.                                        108,675        1,672
   Warnaco Group (The), Inc. *                               74,600        2,119
   Wolverine World Wide, Inc.                                22,207          634
--------------------------------------------------------------------------------
                                                                          13,953
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.0%
   A.S.V., Inc. *                                             6,400           98
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.8%
   Aftermarket Technology Corp. *                            76,460        1,857
   ArvinMeritor, Inc.                                         4,900           89
   Bandag, Inc.                                              91,417        4,634
   Modine Manufacturing Co.                                  57,996        1,328
--------------------------------------------------------------------------------
                                                                           7,908
--------------------------------------------------------------------------------
BANKS - 10.7%
   1st Source Corp.                                          76,505        2,002
   Alabama National Bancorp                                  14,681        1,040
   Amcore Financial, Inc.                                    50,231        1,595
   Bancfirst Corp.                                           31,144        1,444

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96. 1% - CONTINUED
BANKS - 10.7% - (CONTINUED)
   BancorpSouth, Inc.                                       113,310   $    2,770
   Bank Mutual Corp.                                          7,600           86
   Bank of Granite Corp.                                      8,423          151
   Berkshire Bancorp, Inc.                                    9,705          153
   Boston Private Financial Holdings, Inc.                   61,685        1,722
   Cathay General Bancorp                                     1,348           46
   Central Pacific Financial Corp.                           80,884        2,958
   Chemical Financial Corp.                                  34,473        1,027
   Chittenden Corp.                                          21,400          646
   Citizens Banking Corp. of Michigan                        21,757          482
   City Holding Co.                                          24,374          986
   Columbia Banking System, Inc.                              2,447           83
   Community Bank System, Inc.                              206,898        4,328
   Community Trust Bancorp, Inc.                             49,511        1,794
   Corus Bankshares, Inc.                                    65,786        1,122
   Farmers Capital Bank Corp.                                 5,293          155
   First Bancorp of North Carolina                           12,309          263
   First Citizens BancShares, Inc.                              150           32
   First Citizens BancShares, Inc. of North Carolina,
      Class A                                                22,191        4,460
   First Commonwealth Financial Corp.                       182,143        2,140
   First Community Bancorp, Inc. of California               17,110          967
   First Community Bancshares, Inc. of Virginia              17,829          695
   First Financial Corp. of Indiana                          59,840        1,852
   First Indiana Corp.                                       35,380          773
   First M & F Corp.                                         15,677          288
   First Merchants Corp.                                     51,116        1,212
   First Republic Bank of California                         51,220        2,750
   First State Bancorporation of New Mexico                  26,725          603
   FirstMerit Corp.                                         166,600        3,517
   FNB Corp. of Pennsylvania                                 29,300          494
   FNB Corp. of Virginia                                      4,300          154
   GB&T Bancshares, Inc.                                     20,543          372
   Greater Bay Bancorp                                      156,154        4,199
   Greene County Bancshares, Inc.                             4,200          142
   Hanmi Financial Corp.                                     79,540        1,516
   Harleysville National Corp.                               23,854          425
   Heartland Financial USA, Inc.                             16,431          440
   Heritage Commerce Corp.                                    4,022          103
   Horizon Financial Corp.                                   10,373          229
   Independent Bank Corp. of Massachusetts                   15,081          497
   Independent Bank Corp. of Michigan                        21,877          446
   Integra Bank Corp.                                        12,541          280

See Notes to the Financial Statements.


EQUITY FUNDS   64   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
BANKS - 10.7% - (CONTINUED)
   International Bancshares Corp.                            56,487   $    1,676
   Intervest Bancshares Corp. *                               5,000          143
   ITLA Capital Corp.                                        36,389        1,893
   Lakeland Bancorp, Inc.                                    22,221          301
   Macatawa Bank Corp.                                       20,672          380
   MainSource Financial Group, Inc.                           7,117          121
   MB Financial, Inc.                                        19,551          704
   MBT Financial Corp.                                       24,457          316
   Mercantile Bank Corp.                                      7,876          256
   Mid-State Bancshares                                      24,336          893
   National Penn Bancshares, Inc.                            60,707        1,147
   NBT Bancorp, Inc.                                         15,700          368
   Old National Bancorp of Indiana                          161,334        2,933
   Old Second Bancorp, Inc.                                   6,816          187
   Park National Corp.                                       11,800        1,115
   Peoples Bancorp, Inc. of Ohio                             16,324          431
   Prosperity Bancshares, Inc.                               13,700          476
   Provident Bankshares Corp.                                54,654        1,796
   Republic Bancorp, Inc. of Kentucky, Class A               42,585          963
   S & T Bancorp, Inc.                                       33,200        1,097
   SCBT Financial Corp.                                       4,410          160
   Security Bank Corp. of Georgia                            10,003          201
   Simmons First National Corp., Class A                     58,806        1,768
   Southwest Bancorp, Inc. of Oklahoma                       28,254          726
   Sterling Bancorp of New York                              23,700          429
   Sterling Bancshares, Inc. of Texas                        34,200          382
   Sterling Financial Corp. of Pennsylvania                  41,172          914
   Sterling Financial Corp. of Washington                   116,812        3,643
   Sun Bancorp, Inc. of New Jersey *                          8,654          161
   Susquehanna Bancshares, Inc.                             119,690        2,776
   Tompkins Trustco, Inc.                                     6,400          268
   Trustmark Corp.                                           88,900        2,493
   UCBH Holdings, Inc.                                       70,500        1,313
   UMB Financial Corp.                                      139,956        5,285
   Umpqua Holdings Corp.                                    119,995        3,212
   Union Bankshares Corp. of Virginia                         6,150          160
   United Bankshares, Inc.                                   45,550        1,596
   Univest Corp. of Pennsylvania                             39,459          977
   USB Holding Co., Inc.                                      8,500          193
   Virginia Financial Group, Inc.                             7,317          190
   Washington Trust Bancorp, Inc.                            15,700          421
   WesBanco, Inc.                                            55,450        1,712

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
BANKS - 10.7% - (CONTINUED)
   Wintrust Financial Corp.                                  31,490   $    1,405
   Yardville National Bancorp                                18,101          657
--------------------------------------------------------------------------------
                                                                         101,677
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.5%
   Bio-Rad Laboratories, Inc., Class A *                     17,145        1,197
   Regeneron Pharmaceuticals, Inc. *                        150,600        3,256
--------------------------------------------------------------------------------
                                                                           4,453
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.6%
   Apogee Enterprises, Inc.                                   8,100          162
   Comfort Systems USA, Inc.                                 17,400          208
   Lennox International, Inc.                                12,372          442
   LSI Industries, Inc.                                      42,338          709
   NCI Building Systems, Inc. *                              40,420        1,930
   Simpson Manufacturing Co., Inc.                           31,000          956
   Universal Forest Products, Inc.                           32,258        1,598
--------------------------------------------------------------------------------
                                                                           6,005
--------------------------------------------------------------------------------
CHEMICALS - 2.3%
   Arch Chemicals, Inc.                                     107,171        3,346
   Fuller (H.B.) Co.                                         74,500        2,032
   Minerals Technologies, Inc.                               92,072        5,723
   NewMarket Corp.                                           25,235        1,026
   Schulman (A.), Inc.                                      100,558        2,369
   Sensient Technologies Corp.                              133,984        3,454
   Spartech Corp.                                            42,600        1,250
   Terra Industries, Inc. *                                 158,000        2,765
--------------------------------------------------------------------------------
                                                                          21,965
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.6%
   ABM Industries, Inc.                                      29,800          786
   CBIZ, Inc. *                                             286,205        2,032
   Central Parking Corp.                                      7,900          175
   Chemed Corp.                                               5,800          284
   Coinstar, Inc. *                                          33,300        1,042
   Consolidated Graphics, Inc. *                              5,000          370
   Corrections Corp. of America *                            71,685        3,786
   Cross Country Healthcare, Inc. *                         109,275        1,992
   Dollar Thrifty Automotive Group *                         89,500        4,568
   Electro Rent Corp. *                                      42,639          614
   Exponent, Inc. *                                          16,008          319
   Forrester Research, Inc. *                                 7,322          208
   FTI Consulting, Inc. *                                     3,600          121
   Hewitt Associates, Inc., Class A *                        19,623          574
   Kforce, Inc. *                                            70,000          964

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   65   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
COMMERCIAL SERVICES - 3.6% - (CONTINUED)
   Korn/Ferry International *                                11,400   $      262
   MAXIMUS, Inc.                                              8,200          283
   MPS Group, Inc. *                                        547,877        7,752
   On Assignment, Inc. *                                     26,982          335
   Parexel International Corp. *                              2,300           83
   Rent-A-Center, Inc. *                                    115,200        3,223
   Startek, Inc.                                              8,500           83
   Stewart Enterprises, Inc., Class A                       134,078        1,081
   TeleTech Holdings, Inc. *                                 22,863          839
   United Rentals, Inc. *                                    52,700        1,449
   Viad Corp.                                                13,100          506
--------------------------------------------------------------------------------
                                                                          33,731
--------------------------------------------------------------------------------
COMPUTERS - 2.0%
   Agilysys, Inc.                                            30,604          688
   CACI International, Inc., Class A *                        7,400          347
   CIBER, Inc. *                                             59,266          466
   Hutchinson Technology, Inc. *                             36,242          846
   Imation Corp.                                            114,583        4,627
   Komag, Inc. *                                              9,500          311
   MTS Systems Corp.                                         23,215          902
   Palm, Inc. *                                             152,300        2,761
   Perot Systems Corp., Class A *                           307,700        5,498
   Radisys Corp. *                                          107,002        1,748
   SI International, Inc. *                                  26,325          756
   SYKES Enterprises, Inc. *                                 13,591          248
--------------------------------------------------------------------------------
                                                                          19,198
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.7%
   Brightpoint, Inc. *                                       51,062          584
   Central European Distribution Corp. *                      8,700          253
   Owens & Minor, Inc.                                       46,600        1,712
   Scansource, Inc. *                                         6,200          167
   United Stationers, Inc. *                                 71,800        4,302
--------------------------------------------------------------------------------
                                                                           7,018
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.4%
   Advanta Corp., Class B                                    25,301        1,109
   CharterMac                                                 3,100           60
   CompuCredit Corp. *                                      132,817        4,146
   Credit Acceptance Corp. *                                 43,788        1,191
   Federal Agricultural Mortgage Corp., Class C              11,025          300
   Financial Federal Corp.                                   69,461        1,828
   Municipal Mortgage & Equity LLC                            6,057          173
   Ocwen Financial Corp. *                                  190,374        2,450

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 1.4% - (CONTINUED)
   Stifel Financial Corp. *                                   7,800   $      346
   SWS Group, Inc.                                           52,782        1,309
--------------------------------------------------------------------------------
                                                                          12,912
--------------------------------------------------------------------------------
ELECTRIC - 3.0%
   Central Vermont Public Service Corp.                      16,000          461
   CH Energy Group, Inc.                                     16,042          781
   Cleco Corp.                                              167,505        4,327
   Duquesne Light Holdings, Inc.                             77,655        1,537
   El Paso Electric Co. *                                    16,200          427
   Empire District Electric (The) Co.                        33,123          821
   Integrys Energy Group, Inc.                               57,851        3,211
   MGE Energy, Inc.                                          11,963          424
   Otter Tail Corp.                                          57,781        1,978
   PNM Resources, Inc.                                       42,095        1,360
   UIL Holdings Corp.                                       112,815        3,915
   Unisource Energy Corp.                                   129,900        4,878
   Westar Energy, Inc.                                      146,000        4,018
--------------------------------------------------------------------------------
                                                                          28,138
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
   Advanced Energy Industries, Inc. *                        10,700          225
   Belden CDT, Inc.                                          33,000        1,769
   Encore Wire Corp.                                         86,262        2,184
   Greatbatch, Inc. *                                        44,800        1,142
   Littelfuse, Inc. *                                        14,400          585
--------------------------------------------------------------------------------
                                                                           5,905
--------------------------------------------------------------------------------
ELECTRONICS - 4.0%
   Analogic Corp.                                            29,889        1,880
   Bel Fuse, Inc., Class B                                   30,558        1,183
   Benchmark Electronics, Inc. *                            413,935        8,552
   Brady Corp., Class A                                      42,500        1,326
   Checkpoint Systems, Inc. *                                45,300        1,072
   Coherent, Inc. *                                          18,205          578
   CTS Corp.                                                204,896        2,832
   Cymer, Inc. *                                             36,300        1,508
   Electro Scientific Industries, Inc. *                    132,811        2,555
   Excel Technology, Inc. *                                  19,424          531
   FEI Co. *                                                 36,579        1,319
   Park Electrochemical Corp.                                34,824          944
   Paxar Corp. *                                            164,361        4,717
   Rofin-Sinar Technologies, Inc. *                          23,846        1,411
   Technitrol, Inc.                                          14,806          388
   Trimble Navigation Ltd. *                                  2,242           60

See Notes to the Financial Statements.


EQUITY FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
ELECTRONICS - 4.0% - (CONTINUED)
   TTM Technologies, Inc. *                                 147,044   $    1,403
   Varian, Inc. *                                            25,800        1,503
   Watts Water Technologies, Inc., Class A                   96,500        3,670
   Woodward Governor Co.                                      3,265          134
--------------------------------------------------------------------------------
                                                                          37,566
--------------------------------------------------------------------------------
ENERGY - ALTERNATE SOURCES - 0.3%
   Headwaters, Inc. *                                       112,300        2,454
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.3%
   Dycom Industries, Inc. *                                  43,190        1,125
   EMCOR Group, Inc. *                                       33,554        1,979
--------------------------------------------------------------------------------
                                                                           3,104
--------------------------------------------------------------------------------
ENTERTAINMENT - 1.4%
   Bluegreen Corp. *                                         62,712          708
   Churchill Downs, Inc.                                     41,355        1,877
   Pinnacle Entertainment, Inc. *                            46,900        1,363
   Speedway Motorsports, Inc.                                34,600        1,341
   Vail Resorts, Inc. *                                     139,129        7,559
--------------------------------------------------------------------------------
                                                                          12,848
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.2%
   Metal Management, Inc.                                    32,700        1,511
   Waste Industries USA, Inc.                                15,992          439
--------------------------------------------------------------------------------
                                                                           1,950
--------------------------------------------------------------------------------
FOOD - 2.6%
   Flowers Foods, Inc.                                      101,875        3,073
   Hain Celestial Group, Inc. *                              84,300        2,535
   J & J Snack Foods Corp.                                    5,034          199
   Lance, Inc.                                               43,863          888
   Nash Finch Co.                                             6,179          213
   Performance Food Group Co. *                              20,900          645
   Pilgrims Pride Corp.                                      38,800        1,288
   Ralcorp Holdings, Inc. *                                  25,857        1,663
   Ruddick Corp.                                            201,771        6,069
   Seaboard Corp.                                             2,055        4,644
   Weis Markets, Inc.                                        72,008        3,219
--------------------------------------------------------------------------------
                                                                          24,436
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.3%
   Glatfelter                                                85,609        1,276
   Rock-Tenn Co., Class A                                    31,886        1,059
   Wausau Paper Corp.                                        17,500          251
--------------------------------------------------------------------------------
                                                                           2,586
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
GAS - 2.2%
   Laclede Group (The), Inc.                                 33,441   $    1,039
   Northwest Natural Gas Co.                                 68,367        3,122
   Piedmont Natural Gas Co., Inc.                            82,400        2,174
   South Jersey Industries, Inc.                             86,272        3,283
   Southwest Gas Corp.                                      132,791        5,162
   Vectren Corp.                                             47,100        1,347
   WGL Holdings, Inc.                                       152,800        4,886
--------------------------------------------------------------------------------
                                                                          21,013
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.6%
   Regal-Beloit Corp.                                       132,316        6,137
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 1.0%
   Biosite, Inc. *                                            3,900          328
   Cantel Medical Corp. *                                    10,000          154
   Conmed Corp. *                                           108,357        3,167
   Datascope Corp.                                           48,020        1,738
   E-Z-Em-Inc. *                                              2,600           42
   Haemonetics Corp. of Massachusetts *                       6,500          304
   HealthTronics, Inc. *                                     37,400          202
   OraSure Technologies, Inc. *                              11,200           82
   STERIS Corp.                                              75,300        2,000
   Thoratec Corp. *                                          12,600          263
   Viasys Healthcare, Inc. *                                 38,577        1,311
   Wright Medical Group, Inc. *                               8,500          189
   Young Innovations, Inc.                                    2,200           60
--------------------------------------------------------------------------------
                                                                           9,840
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 2.9%
   Alliance Imaging, Inc. *                                  11,100           97
   Amedisys, Inc. *                                           5,700          185
   AMERIGROUP Corp. *                                       127,600        3,879
   Amsurg Corp. *                                            13,300          326
   Apria Healthcare Group, Inc. *                            44,400        1,432
   Centene Corp. *                                            9,600          201
   Genesis HealthCare Corp. *                                31,614        1,995
   Gentiva Health Services, Inc. *                           12,666          255
   Horizon Health Corp. *                                     8,200          160
   Kindred Healthcare, Inc. *                                67,500        2,213
   LifePoint Hospitals, Inc. *                              119,929        4,584
   Magellan Health Services, Inc. *                          90,800        3,814
   Matria Healthcare, Inc. *                                  4,800          126
   Molina Healthcare, Inc. *                                  7,300          223
   Odyssey HealthCare, Inc. *                                 9,000          118
   Option Care, Inc.                                         28,100          374

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   67   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
HEALTHCARE - SERVICES - 2.9% - (CONTINUED)
   Res-Care, Inc. *                                          65,495   $    1,146
   Sunrise Senior Living, Inc. *                            142,146        5,618
   Symbion, Inc. *                                           39,619          777
   United Surgical Partners International, Inc. *             9,900          305
--------------------------------------------------------------------------------
                                                                          27,828
--------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.0%
   Resource America, Inc., Class A                            8,650          204
--------------------------------------------------------------------------------
HOME BUILDERS - 0.3%
   Lennar Corp., Class B                                     59,400        2,342
   Skyline Corp.                                             25,713          868
--------------------------------------------------------------------------------
                                                                           3,210
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.3%
   American Woodmark Corp.                                    3,800          140
   DTS, Inc. *                                                5,400          131
   Ethan Allen Interiors, Inc.                               33,300        1,177
   Hooker Furniture Corp.                                     5,500          110
   Kimball International, Inc., Class B                      57,209        1,103
--------------------------------------------------------------------------------
                                                                           2,661
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.4%
   American Greetings Corp., Class A                         32,488          754
   Blyth, Inc.                                               68,788        1,452
   Ennis, Inc.                                               74,091        1,983
--------------------------------------------------------------------------------
                                                                           4,189
--------------------------------------------------------------------------------
INSURANCE - 6.6%
   21st Century Insurance Group                              81,700        1,732
   Alfa Corp.                                                96,643        1,786
   American Equity Investment Life Holding Co.               28,400          373
   American Physicians Capital, Inc. *                       19,443          779
   Argonaut Group, Inc. *                                    49,731        1,609
   Bristol West Holdings, Inc.                               15,300          339
   CNA Surety Corp. *                                        45,200          954
   Commerce Group, Inc.                                     101,800        3,058
   Delphi Financial Group, Inc., Class A                    199,850        8,040
   Donegal Group, Inc., Class A                              24,040          408
   EMC Insurance Group, Inc.                                 25,885          668
   FBL Financial Group, Inc., Class A                        15,850          620
   First Acceptance Corp. *                                  34,400          360
   FPIC Insurance Group, Inc. *                              14,100          630
   Great American Financial Resources, Inc.                  62,992        1,542
   Harleysville Group, Inc.                                  39,191        1,273
   Horace Mann Educators Corp.                               80,097        1,646
   Independence Holding Co.                                  22,504          487

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
INSURANCE - 6.6% - (CONTINUED)
   Infinity Property & Casualty Corp.                        14,990   $      702
   LandAmerica Financial Group, Inc.                         27,423        2,027
   Midland (The) Co.                                         34,430        1,461
   Navigators Group, Inc. *                                  18,612          934
   Ohio Casualty Corp.                                        8,769          263
   Presidential Life Corp.                                    2,300           45
   ProAssurance Corp. *                                     120,809        6,179
   RLI Corp.                                                124,000        6,811
   Safety Insurance Group, Inc.                              24,613          988
   Selective Insurance Group, Inc.                          264,862        6,743
   State Auto Financial Corp.                                53,533        1,720
   Stewart Information Services Corp.                        59,505        2,487
   Triad Guaranty, Inc. *                                    27,467        1,137
   United America Indemnity Ltd., Class A *                  11,200          260
   United Fire & Casualty Co.                                20,886          734
   Universal American Financial Corp. *                      35,587          690
   USI Holdings Corp. *                                       5,395           91
   Zenith National Insurance Corp.                           61,900        2,926
--------------------------------------------------------------------------------
                                                                          62,502
--------------------------------------------------------------------------------
INTERNET - 1.3%
   Avocent Corp. *                                            4,500          121
   Harris Interactive, Inc. *                               268,299        1,618
   Infospace, Inc. *                                          8,000          205
   iPass, Inc. *                                             20,466          103
   Online Resources Corp. *                                   6,200           71
   Secure Computing Corp. *                                  63,300          487
   SonicWALL, Inc. *                                          7,400           62
   TIBCO Software, Inc. *                                   775,200        6,605
   United Online, Inc.                                       41,100          577
   ValueClick, Inc. *                                        92,176        2,409
   Vignette Corp. *                                          19,300          358
--------------------------------------------------------------------------------
                                                                          12,616
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.2%
   MCG Capital Corp.                                         83,901        1,574
--------------------------------------------------------------------------------
IRON/STEEL - 0.6%
   Cleveland-Cliffs, Inc.                                    50,800        3,252
   Gibraltar Industries, Inc.                                87,304        1,975
   Schnitzer Steel Industries, Inc., Class A                 20,454          821
--------------------------------------------------------------------------------
                                                                           6,048
--------------------------------------------------------------------------------
LEISURE TIME - 0.2%
   Callaway Golf Co.                                         77,600        1,223

See Notes to the Financial Statements.


EQUITY FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
LEISURE TIME - 0.2% - (CONTINUED)
   Nautilus, Inc.                                            33,000   $      509
--------------------------------------------------------------------------------
                                                                           1,732
--------------------------------------------------------------------------------
LODGING - 0.3%
   Marcus Corp.                                             105,888        2,463
   MTR Gaming Group, Inc. *                                  29,100          381
--------------------------------------------------------------------------------
                                                                           2,844
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.3%
   Albany International Corp., Class A                       37,800        1,359
   Cascade Corp.                                             32,101        1,922
   Cognex Corp.                                              10,700          232
   Columbus McKinnon Corp. of New York *                      4,400           98
   Gehl Co. *                                                 9,619          244
   Gerber Scientific, Inc. *                                 17,200          182
   NACCO Industries, Inc., Class A                           12,592        1,730
   Sauer-Danfoss, Inc.                                      202,185        6,086
   Tennant Co.                                               17,300          545
--------------------------------------------------------------------------------
                                                                          12,398
--------------------------------------------------------------------------------
MEDIA - 0.3%
   American Satellite Network *                                 255            -
   Hearst-Argyle Television, Inc.                            36,900        1,003
   Journal Communications, Inc., Class A                     77,376        1,015
   Scholastic Corp. *                                        12,125          377
--------------------------------------------------------------------------------
                                                                           2,395
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.4%
   Ampco-Pittsburgh Corp.                                     8,200          237
   CIRCOR International, Inc.                                50,909        1,818
   Lawson Products, Inc.                                     19,845          752
   Mueller Industries, Inc.                                  12,600          379
   Quanex Corp.                                              96,460        4,085
   Worthington Industries, Inc.                             297,093        6,114
--------------------------------------------------------------------------------
                                                                          13,385
--------------------------------------------------------------------------------
MINING - 0.0%
   Century Aluminum Co. *                                     2,600          122
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.0%
   Ameron International Corp.                                35,605        2,345
   Aptargroup, Inc.                                          58,600        3,922
   Barnes Group, Inc.                                        12,600          290
   EnPro Industries, Inc. *                                   9,800          353
   ESCO Technologies, Inc. *                                 23,518        1,054
   Federal Signal Corp.                                      56,900          883
   Griffon Corp. *                                           68,523        1,696

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
MISCELLANEOUS MANUFACTURING - 2.0% - (CONTINUED)
   Lancaster Colony Corp.                                     8,600   $      380
   Myers Industries, Inc.                                    88,999        1,663
   Smith (A.O.) Corp.                                       135,240        5,169
   Standex International Corp.                               35,321        1,007
--------------------------------------------------------------------------------
                                                                          18,762
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.1%
   Global Imaging Systems, Inc. *                            46,400          905
--------------------------------------------------------------------------------
OIL & GAS - 1.9%
   Atlas America, Inc. *                                      6,302          356
   Brigham Exploration Co. *                                 58,000          361
   Callon Petroleum Co. *                                     4,200           57
   Comstock Resources, Inc. *                                16,900          463
   Edge Petroleum Corp. *                                    41,400          518
   Encore Acquisition Co. *                                  67,000        1,621
   Energy Partners Ltd. *                                    12,100          220
   Giant Industries, Inc. *                                  27,500        2,080
   Harvest Natural Resources, Inc. *                        117,000        1,139
   Houston Exploration Co. *                                120,700        6,512
   Pioneer Drilling Co. *                                    11,900          151
   Sunsco Logistics Partners L.P.                            15,000          889
   Swift Energy Co. *                                        83,800        3,500
   Toreador Resources Corp. *                                 3,800           69
--------------------------------------------------------------------------------
                                                                          17,936
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.4%
   Gulf Island Fabrication, Inc.                              5,300          142
   Hornbeck Offshore Services, Inc. *                        29,600          848
   Lone Star Technologies, Inc. *                            49,300        3,255
   Newpark Resources, Inc. *                                 48,600          343
   Oil States International, Inc. *                         174,300        5,593
   Universal Compression Holdings, Inc. *                    46,800        3,167
--------------------------------------------------------------------------------
                                                                          13,348
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.5%
   Greif, Inc., Class A                                      40,817        4,535
   Greif, Inc., Class B                                       4,400          453
--------------------------------------------------------------------------------
                                                                           4,988
--------------------------------------------------------------------------------
PHARMACEUTICALS - 1.5%
   Alpharma, Inc., Class A                                   92,400        2,225
   Bradley Pharmaceuticals, Inc. *                           18,400          353
   Hi-Tech Pharmacal Co., Inc. *                              2,800           31
   NBTY, Inc. *                                             121,211        6,429
   Neogen Corp. *                                             2,300           54
   Nutraceutical International Corp. *                       30,600          505

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   69   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
PHARMACEUTICALS - 1.5% - (CONTINUED)
   Perrigo Co.                                               91,400   $    1,614
   Sciele Pharma, Inc. *                                      8,500          202
   Viropharma, Inc. *                                       190,796        2,738
--------------------------------------------------------------------------------
                                                                          14,151
--------------------------------------------------------------------------------
PIPELINES - 0.0%
   Kinder Morgan Management LLC
      (Fractional Shares) *                                  14,918            -
   TC Pipelines LP                                            2,598           95
--------------------------------------------------------------------------------
                                                                              95
--------------------------------------------------------------------------------
REAL ESTATE - 0.2%
   Avatar Holdings, Inc. *                                    6,583          470
   W.P. Carey & Co. LLC                                      28,900          965
--------------------------------------------------------------------------------
                                                                           1,435
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 8.1%
   Acadia Realty Trust                                       24,523          639
   Agree Realty Corp.                                         9,300          318
   American Land Lease, Inc.                                 26,088          652
   Anthracite Capital, Inc.                                 242,859        2,914
   Arbor Realty Trust, Inc.                                  14,000          426
   BioMed Realty Trust, Inc.                                 77,600        2,041
   Capital Trust, Inc. of New York, Class A                  49,051        2,235
   Cedar Shopping Centers, Inc.                              50,900          825
   Cousins Properties, Inc.                                   6,700          220
   EastGroup Properties, Inc.                                18,265          932
   Entertainment Properties Trust                            31,166        1,878
   Equity Inns, Inc.                                         64,600        1,058
   Equity One, Inc.                                         247,631        6,562
   First Potomac Realty Trust                                28,300          809
   Gramercy Capital Corp. of New York                        22,000          675
   Highland Hospitality Corp.                                70,900        1,262
   Home Properties, Inc.                                     15,600          824
   Inland Real Estate Corp.                                  76,100        1,396
   Innkeepers USA Trust                                      51,900          845
   Investors Real Estate Trust                               47,936          508
   LaSalle Hotel Properties                                  47,852        2,218
   Lexington Corporate Properties Trust                      81,600        1,724
   Longview Fibre Co.                                        58,359        1,437
   LTC Properties, Inc.                                      98,700        2,557
   National Health Investors, Inc.                           94,276        2,955
   National Retail Properties, Inc.                         151,927        3,675
   Newcastle Investment Corp.                               171,633        4,759
   OMEGA Healthcare Investors, Inc.                          12,995          223

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 8.1% - (CONTINUED)
   Parkway Properties, Inc. of Maryland                      31,042   $    1,622
   Pennsylvania Real Estate Investment Trust                 89,900        3,985
   Post Properties, Inc.                                      3,800          174
   Potlatch Corp.                                            45,700        2,092
   PS Business Parks, Inc.                                   46,457        3,276
   RAIT Investment Trust                                    143,557        4,011
   Ramco-Gershenson Properties                               19,981          714
   Realty Income Corp.                                      119,300        3,364
   Redwood Trust, Inc.                                       45,500        2,374
   Senior Housing Properties Trust                          167,183        3,996
   Sovran Self Storage, Inc.                                 20,961        1,161
   Universal Health Realty Income Trust                      43,800        1,566
   Urstadt Biddle Properties, Inc., Class A                  24,900          487
   Winston Hotels, Inc.                                      34,700          522
   Winthrop Realty Trust                                     87,000          575
--------------------------------------------------------------------------------
                                                                          76,486
--------------------------------------------------------------------------------
RETAIL - 7.8%
   Asbury Automotive Group, Inc.                             15,500          438
   Big Lots, Inc. *                                         271,440        8,491
   BJ's Wholesale Club, Inc. *                              130,634        4,419
   Bob Evans Farms, Inc.                                     76,016        2,809
   Bon-Ton Stores (The), Inc.                                 8,600          484
   Books-A-Million, Inc.                                     18,200          259
   Brown Shoe Co., Inc.                                      76,589        3,217
   Buckle (The), Inc.                                        47,734        1,704
   Casey's General Stores, Inc.                              42,149        1,054
   Cash America International, Inc.                          79,583        3,263
   CBRL Group, Inc.                                          45,700        2,116
   Charlotte Russe Holding, Inc. *                           73,339        2,117
   Charming Shoppes, Inc. *                                 392,417        5,082
   Conn's, Inc. *                                             5,600          138
   Finish Line (The), Inc., Class A                          48,000          605
   Fred's, Inc.                                              41,000          603
   Guitar Center, Inc. *                                      6,600          298
   Insight Enterprises, Inc. *                              125,583        2,258
   Kenneth Cole Productions, Inc., Class A                   11,600          298
   Landry's Restaurants, Inc.                               100,123        2,964
   Lithia Motors, Inc., Class A                              25,554          700
   Longs Drug Stores Corp.                                   24,300        1,255
   Luby's, Inc. *                                            60,400          590
   MarineMax, Inc. *                                         44,227        1,025
   Men's Wearhouse, Inc.                                     26,301        1,237

See Notes to the Financial Statements.


EQUITY FUNDS   70   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
RETAIL - 7.8% - (CONTINUED)
   Movado Group, Inc.                                        42,599   $    1,254
   O'Charleys, Inc. *                                        10,141          195
   Pantry (The), Inc. *                                      43,792        1,980
   PC Connection, Inc. *                                      6,300           90
   Rare Hospitality International, Inc. *                     8,100          244
   Regis Corp.                                               76,300        3,080
   Rush Enterprises, Inc., Class A *                         19,362          372
   Shoe Carnival, Inc. *                                     26,244          874
   Smart & Final, Inc. *                                    129,750        2,825
   Sonic Automotive, Inc.                                    64,648        1,842
   Stage Stores, Inc.                                       148,241        3,455
   Steak n Shake (The) Co. *                                 40,646          682
   Stein Mart, Inc.                                          56,353          920
   Systemax, Inc.                                            12,000          225
   Talbots, Inc.                                             28,500          673
   United Auto Group, Inc.                                  219,540        4,457
   United Retail Group, Inc. *                               27,100          326
   Zale Corp. *                                             144,508        3,812
--------------------------------------------------------------------------------
                                                                          74,730
--------------------------------------------------------------------------------
SAVINGS & LOANS - 2.7%
   Anchor BanCorp Wisconsin, Inc.                            24,800          703
   BankAtlantic Bancorp, Inc., Class A                       37,768          414
   Citizens First Bancorp, Inc.                               4,688          107
   Dime Community Bancshares                                 64,256          850
   Downey Financial Corp.                                    69,722        4,500
   First Defiance Financial Corp.                            20,625          592
   First Financial Holdings, Inc.                             8,500          294
   First Place Financial Corp. of Ohio                       32,392          695
   FirstFed Financial Corp. *                               102,339        5,816
   Flagstar Bancorp, Inc.                                    14,200          170
   Flushing Financial Corp.                                  35,809          581
   MAF Bancorp, Inc.                                         59,698        2,468
   NASB Financial, Inc.                                       4,600          160
   Northwest Bancorp, Inc.                                   15,565          422
   OceanFirst Financial Corp.                                 7,850          136
   Partners Trust Financial Group, Inc.                      11,945          137
   PennFed Financial Services, Inc.                           1,900           41
   PFF Bancorp, Inc.                                         69,739        2,115
   Provident Financial Holdings, Inc.                         3,043           84
   Provident New York Bancorp                                20,073          284
   TierOne Corp.                                             35,221          952
   United Community Financial Corp. of Ohio                 225,297        2,490

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
SAVINGS & LOANS - 2.7% - (CONTINUED)
   Washington Federal, Inc.                                  56,400   $    1,323
   Westfield Financial, Inc.                                  8,593           92
   Willow Grove Bancorp, Inc.                                 7,846          101
   WSFS Financial Corp.                                       5,400          348
--------------------------------------------------------------------------------
                                                                          25,875
--------------------------------------------------------------------------------
SEMICONDUCTORS - 1.6%
   Actel Corp. *                                             33,100          547
   ATMI, Inc. *                                              13,200          403
   Cirrus Logic, Inc. *                                      21,000          161
   Cohu, Inc.                                                36,000          677
   DSP Group, Inc. *                                         52,800        1,003
   Emulex Corp. *                                           109,900        2,010
   Entegris, Inc. *                                         151,202        1,618
   Mattson Technology, Inc. *                               131,300        1,195
   MKS Instruments, Inc. *                                  189,731        4,842
   Omnivision Technologies, Inc. *                           13,200          171
   Photronics, Inc. *                                        23,600          367
   Rudolph Technologies, Inc. *                               8,786          153
   Semitool, Inc. *                                          14,300          186
   Skyworks Solutions, Inc. *                                21,900          126
   Standard Microsystems Corp. *                             46,400        1,417
--------------------------------------------------------------------------------
                                                                          14,876
--------------------------------------------------------------------------------
SOFTWARE - 1.9%
   Altiris, Inc. *                                           25,500          839
   Dendrite International, Inc. *                            43,000          673
   Digi International, Inc. *                                14,300          182
   eFunds Corp. *                                           166,882        4,449
   EPIQ Systems, Inc. *                                      44,800          913
   Inter-Tel, Inc.                                           19,330          457
   JDA Software Group, Inc. *                               114,462        1,720
   Keane, Inc. *                                            133,750        1,816
   Lawson Software, Inc. *                                  563,182        4,556
   Mantech International Corp., Class A *                     8,100          271
   MapInfo Corp. *                                           15,750          317
   MSC.Software Corp. *                                      10,500          144
   Quest Software, Inc. *                                    66,800        1,087
   Schawk, Inc.                                              11,300          205
   SYNNEX Corp. *                                            16,900          359
   Ulticom, Inc. *                                           55,055          452
--------------------------------------------------------------------------------
                                                                          18,440
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   71   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND (continued)

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
TELECOMMUNICATIONS - 3.5%
   Aeroflex, Inc. *                                         387,047   $    5,090
   Anaren, Inc. *                                            19,100          336
   Atlantic Tele-Network, Inc.                                3,700           97
   Black Box Corp.                                           22,100          808
   Citizens Communications Co.                                8,140          122
   CommScope, Inc. *                                         55,600        2,385
   CT Communications, Inc.                                  118,167        2,848
   EFJ, Inc. *                                               15,000           80
   EMS Technologies, Inc. *                                   6,700          129
   Extreme Networks *                                        46,600          197
   Foundry Networks, Inc. *                                 143,500        1,947
   General Communication, Inc., Class A *                    28,100          393
   Golden Telecom, Inc.                                     113,489        6,285
   Iowa Telecommunications Services, Inc.                    16,344          327
   Lightbridge, Inc. *                                       10,100          178
   Polycom, Inc. *                                          257,555        8,584
   Premiere Global Services, Inc. *                         161,022        1,807
   RF Micro Devices, Inc. *                                 125,100          779
   SureWest Communications                                    9,238          230
   Symmetricom, Inc. *                                       27,400          227
   Tekelec *                                                 50,795          757
--------------------------------------------------------------------------------
                                                                          33,606
--------------------------------------------------------------------------------
TEXTILES - 0.5%
   G&K Services, Inc., Class A                               62,232        2,258
   Unifirst Corp. of Massachusetts                           74,018        2,840
--------------------------------------------------------------------------------
                                                                           5,098
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.5%
   Jakks Pacific, Inc. *                                     45,345        1,084
   RC2 Corp. *                                               74,754        3,019
   Topps (The) Co.                                           40,700          396
--------------------------------------------------------------------------------
                                                                           4,499
--------------------------------------------------------------------------------
TRANSPORTATION - 2.1%
   Alexander & Baldwin, Inc.                                 27,700        1,397
   Arkansas Best Corp.                                       53,100        1,888
   Bristow Group, Inc. *                                     90,143        3,286
   Genesee & Wyoming, Inc., Class A *                        73,800        1,964
   Gulfmark Offshore, Inc. *                                 21,413          935
   Marten Transport Ltd. *                                   48,548          771
   OMI Corp.                                                158,737        4,264
   P.A.M. Transportation Services, Inc. *                     2,900           60
   Saia, Inc. *                                              59,010        1,401
   Swift Transportation Co., Inc. *                          16,700          520

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
TRANSPORTATION - 2.1% - (CONTINUED)
   U.S. Xpress Enterprises, Inc., Class A *                   9,842      $   170
   USA Truck, Inc. *                                          4,400           68
   Werner Enterprises, Inc.                                 194,406        3,532
--------------------------------------------------------------------------------
                                                                          20,256
--------------------------------------------------------------------------------
TRUCKING & LEASING - 0.2%
   AMERCO, Inc. *                                               200           14
   Interpool, Inc.                                           70,237        1,715
--------------------------------------------------------------------------------
                                                                           1,729
--------------------------------------------------------------------------------
WATER - 0.0%
   American States Water Co.                                  4,541          167
   California Water Service Group                             1,905           73
--------------------------------------------------------------------------------
                                                                             240
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $754,417)                                                          914,210

OTHER - 0.0%
   Escrow DLB Oil & Gas                                       2,100            -
--------------------------------------------------------------------------------
TOTAL OTHER
--------------------------------------------------------------------------------
(COST $-)                                                                      -

                                                         NUMBER OF       VALUE
                                                         WARRANTS       (000S)
--------------------------------------------------------------------------------
WARRANTS - 0.0%
   American Banknote Corp.,
      Exp. 10/1/07, Strike $10.00 *                               9            -
   American Banknote Corp.,
      Exp. 10/1/07, Strike $12.50 *                               9            -
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $-)                                                                      -

See Notes to the Financial Statements.


EQUITY FUNDS   72   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.6%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                        $ 32,094   $   32,094
   U.S. Treasury Bill, (1)
      5.01%, 8/9/07                                           2,455        2,411
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $34,505)                                                            34,505
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.7%
--------------------------------------------------------------------------------
(COST $788,922)                                                          948,715
   Other Assets less Liabilities - 0.3%                                    2,592
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  951,307

*    Non-Income Producing Security

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets.

At March 31, 2007, the Small Cap Value Fund had open futures contracts as follows:

                                     NOTIONAL                         UNREALIZED
                         NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
TYPE                     CONTRACTS    (000S)    POSITION     EXP.       (000S)
--------------------------------------------------------------------------------
Russell Mini 2000           420       $33,936     Long       6/07        $559
================================================================================

At March 31, 2007, the industry sectors (unaudited) for the Small Cap Value Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 13.9%
Consumer Staples                                                        4.8
Energy                                                                  4.4
Financials                                                             31.1
Health Care                                                             6.5
Industrials                                                            12.4
Information Technology                                                 14.1
Materials                                                               6.1
Telecommunication Services                                              1.3
Utilities                                                               5.4
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   73   EQUITY FUNDS

EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.9%
AEROSPACE/DEFENSE - 6.4%
   Boeing (The) Co.                                          25,400   $    2,258
   Lockheed Martin Corp.                                     38,100        3,696
   Raytheon Co.                                              66,900        3,510
--------------------------------------------------------------------------------
                                                                           9,464
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 4.3%
   Amgen, Inc. *                                             23,900        1,336
   Biogen Idec, Inc. *                                       75,000        3,328
   Genentech, Inc. *                                         20,000        1,642
--------------------------------------------------------------------------------
                                                                           6,306
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.8%
   Accenture Ltd., Class A                                   92,400        3,561
   Forrester Research, Inc. *                                66,900        1,897
   Gartner, Inc. *                                           64,400        1,543
--------------------------------------------------------------------------------
                                                                           7,001
--------------------------------------------------------------------------------
COMPUTERS - 22.2%
   Apple, Inc. *                                             38,500        3,577
   Brocade Communications Systems, Inc. *                   290,600        2,766
   Cadence Design Systems, Inc. *                           240,700        5,069
   Dell, Inc. *                                             129,500        3,006
   Electronic Data Systems Corp.                             96,100        2,660
   Hewlett-Packard Co.                                      132,800        5,331
   IBM Corp.                                                 50,700        4,779
   Mentor Graphics Corp. *                                  140,000        2,288
   Micros Systems, Inc. *                                    27,100        1,463
   Western Digital Corp. *                                   92,800        1,560
--------------------------------------------------------------------------------
                                                                          32,499
--------------------------------------------------------------------------------
ELECTRONICS - 4.7%
   Applera Corp. - Applied Biosystems Group                  48,800        1,443
   Coherent, Inc. *                                          69,900        2,219
   Thermo Fisher Scientific Corp. *                          35,000        1,636
   Waters Corp. *                                            26,900        1,560
--------------------------------------------------------------------------------
                                                                           6,858
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.4%
   Alcon, Inc.                                               17,700        2,333
   Medtronic, Inc.                                           22,100        1,085
   Zimmer Holdings, Inc. *                                   18,700        1,597
--------------------------------------------------------------------------------
                                                                           5,015
--------------------------------------------------------------------------------
INTERNET - 7.6%
   Digital River, Inc. *                                     43,700        2,414
   eBay, Inc. *                                              46,100        1,528
   McAfee, Inc. *                                            67,800        1,972

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.9% - CONTINUED
INTERNET - 7.6% - (CONTINUED)
   Symantec Corp. *                                         104,000   $    1,799
   TIBCO Software, Inc. *                                   161,100        1,373
   VeriSign, Inc. *                                          80,300        2,017
--------------------------------------------------------------------------------
                                                                          11,103
--------------------------------------------------------------------------------
SEMICONDUCTORS - 15.4%
   ASML Holding N.V. *                                       69,700        1,725
   Emulex Corp. *                                           164,400        3,007
   Intersil Corp., Class A                                   77,600        2,056
   Lam Research Corp. *                                      27,400        1,297
   LSI Logic Corp. *                                        133,200        1,391
   MEMC Electronic Materials, Inc. *                         29,400        1,781
   National Semiconductor Corp.                             111,000        2,679
   Taiwan Semiconductor Manufacturing Co. Ltd. ADR          337,668        3,630
   Texas Instruments, Inc.                                  100,400        3,022
   Varian Semiconductor Equipment Associates, Inc. *         37,400        1,996
--------------------------------------------------------------------------------
                                                                          22,584
--------------------------------------------------------------------------------
SOFTWARE - 13.2%
   Automatic Data Processing, Inc.                           64,000        3,098
   BEA Systems, Inc. *                                      121,800        1,412
   BMC Software, Inc. *                                      48,500        1,493
   Cognos, Inc. *                                            38,800        1,528
   Microsoft Corp.                                          183,700        5,120
   Oracle Corp. *                                           260,800        4,728
   Sybase, Inc. *                                            76,500        1,934
--------------------------------------------------------------------------------
                                                                          19,313
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 15.9%
   Amdocs Ltd. *                                             55,500        2,025
   Arris Group, Inc. *                                      220,000        3,098
   Avaya, Inc. *                                            203,400        2,402
   Cisco Systems, Inc. *                                    184,300        4,705
   Motorola, Inc.                                            83,900        1,482
   Nokia Corp. ADR                                          307,800        7,055
   Polycom, Inc. *                                           78,600        2,620
--------------------------------------------------------------------------------
                                                                          23,387
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $125,009)                                                          143,530

See Notes to the Financial Statements.


EQUITY FUNDS   74   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.1%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $      3,029   $    3,029
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $3,029)                                                              3,029

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
--------------------------------------------------------------------------------
(COST $128,038)                                                          146,559
   Liabilities less Other Assets - (0.0)                                     (22)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  146,537

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Technology Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Aerospace & Defense                                                     6.6%
Biotechology                                                            4.4
Communications Equipment                                               14.8
Computers & Peripherals                                                16.7
Electronic Equipment & Instruments                                      1.9
Health Care Equipment & Supplies                                        3.5
Internet Software & Services                                            4.1
IT Services                                                             8.9
Life Sciences Tools & Services                                          3.2
Semiconductors & Semiconductor
Equipment                                                              13.6
Software                                                               22.3
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


                                NORTHERN FUNDS ANNUAL REPORT   75   EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1 ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 36 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity, Enhanced Large Cap, Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value and Technology Funds (collectively, the "Funds") are separate, diversified investment portfolios of the Trust. The Emerging Markets Equity Fund commenced investment operations on April 25, 2006. Each of the Funds is presented herein.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the International Growth Equity Fund. NTI serves as the investment adviser for each of the other Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2 SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by


EQUITY FUNDS      76    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS - Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Fund and the broker. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2007, the Enhanced Large Cap and Small Cap Value Funds had entered exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $407,000 and $2,411,000, respectively. The Emerging Markets Equity Fund had entered into exchange-traded long futures contracts at March 31, 2007, and did not pledge assets to cover margin requirements.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among the Funds in proportion to each Fund's relative net assets.

G) REDEMPTION FEES - The Emerging Markets Equity and International Growth Equity Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with

                              NORTHERN FUNDS ANNUAL REPORT     77   EQUITY FUNDS

EQUITY FUNDS
short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds' prospectus.

Redemption fees for the period ended March 31, 2007, were approximately $1,000 for the Emerging Markets Equity Fund and $2,000 for the International Growth Equity Fund. These amounts are included in "Proceeds from Shares Sold" in Note
6 - Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS - Distributions of dividends from net investment income, if any, are declared and paid as follows:

                                                 DECLARATION AND
                                                PAYMENT FREQUENCY
  ----------------------------------------------------------------
  Emerging Markets Equity                      ANNUALLY
  Enhanced Large Cap                           QUARTERLY
  Growth Equity                                QUARTERLY
  Income Equity                                MONTHLY
  International Growth Equity                  ANNUALLY
  Large Cap Value                              ANNUALLY
  Mid Cap Growth                               QUARTERLY
  Select Equity                                ANNUALLY
  Small Cap Growth                             ANNUALLY
  Small Cap Value                              ANNUALLY
  Technology                                   ANNUALLY
  ----------------------------------------------------------------

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

I) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2006, through the fiscal year ended March 31, 2007, the Emerging Markets Equity Fund incurred net capital losses and/or net currency losses of approximately $58,000 for which the Fund intends to treat as having been incurred in the next fiscal year.

At March 31, 2007, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                                      MARCH 31, MARCH 31, MARCH 31, MARCH 31,
  Amounts in thousands                  2009      2010      2011      2012
  ---------------------------------------------------------------------------
  International Growth Equity         $      -  $      -   $64,099*  $     -
  Mid Cap Growth                             -    39,079    43,006         -
  Select Equity                              -    15,505    69,054         -
  Small Cap Growth                       7,458   129,320    28,257         -
  Technology                           168,466   606,810   295,527*   21,097
  ---------------------------------------------------------------------------

* Amounts include acquired capital loss carryforwards, which may be limited under current tax laws, expiring in varying amounts through March 31, 2011.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2007, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

                                      UNDISTRIBUTED
                                -------------------------
                                 ORDINARY     LONG-TERM   UNREALIZED
  Amounts in thousands            INCOME    CAPITAL GAINS    GAINS
  -------------------------------------------------------------------
  Emerging Markets Equity         $4,361       $     -      $29,114
  Enhanced Large Cap               3,104           386        4,519
  Growth Equity                    3,281         9,208       73,602
  Income Equity                    1,056        15,504       54,697
  International Growth Equity     36,230        91,078      213,004
  Large Cap Value                 11,007        61,079      149,106
  Mid Cap Growth                       -             -       14,653
  Select Equity                      211             -       15,610
  Small Cap Growth                     -             -        7,286
  Small Cap Value                  2,681        11,870      159,709
  Technology                           -             -       13,511
  -------------------------------------------------------------------

* Ordinary income includes taxable discount income and short-term capital gains, if any.


EQUITY FUNDS      78    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

The taxable character of distributions paid during the fiscal year ended March 31, 2007, was as follows:

                                              DISTRIBUTIONS FROM
                                           -------------------------
                                            ORDINARY     LONG-TERM
  Amounts in thousands                       INCOME*   CAPITAL GAINS
  ------------------------------------------------------------------
  Emerging Markets Equity                     $1,397      $     -
  Enhanced Large Cap                           1,992           94
  Growth Equity                                9,806       35,483
  Income Equity                               13,295       11,604
  International Growth Equity                 34,403       98,366
  Large Cap Value                             24,511       98,670
  Select Equity                                  700            -
  Small Cap Value                              6,319       65,349
  ------------------------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2006, was as follows:

                                              DISTRIBUTIONS FROM
                                           -------------------------
                                            ORDINARY     LONG-TERM
  Amounts in thousands                       INCOME*   CAPITAL GAINS
  ------------------------------------------------------------------
  Enhanced Large Cap                            $106      $     -
  Growth Equity                               10,053       36,993
  Income Equity                               13,688       23,674
  International Growth Equity                 10,200            -
  Large Cap Value                             19,759       86,098
  Select Equity                                  445            -
  Small Cap Value                             13,793       25,114
  ------------------------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

3 BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and
0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2007, the Funds did not have any outstanding loans. When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

                                              DOLLAR
Amounts in thousands                          AMOUNT       RATE
-------------------------------------------------------------------
Emerging Markets Equity                       $  600       5.77%
Growth Equity                                  2,621       5.66%
International Growth Equity                    9,955       5.66%
Large Cap Value                               22,700       5.77%
Mid Cap Growth                                 1,371       5.66%
Select Equity                                    888       5.57%
Small Cap Growth                                 192       5.77%
Small Cap Value                                1,800       5.52%
Technology                                     1,500       5.54%
-------------------------------------------------------------------

4 INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). For the period ended March 31, 2007, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

                                             ANNUAL
                                            ADVISORY     EXPENSE
                                              FEES     LIMITATIONS
  -----------------------------------------------------------------
  Emerging Markets Equity                     0.35%       0.80%
  Enhanced Large Cap                          0.30%       0.60%
  Growth Equity                               0.85%       1.00%
  Income Equity                               0.85%       1.00%
  International Growth Equity                 1.00%       1.25%
  Large Cap Value                             0.85%       1.10%
  Mid Cap Growth                              0.85%       1.00%
  Select Equity                               0.85%       1.00%
  Small Cap Growth                            1.00%       1.25%
  Small Cap Value                             0.85%       1.00%
  Technology                                  1.00%       1.25%
  -----------------------------------------------------------------

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.


                              NORTHERN FUNDS ANNUAL REPORT     79   EQUITY FUNDS

EQUITY FUNDS

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund's average daily net assets. For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustees fees" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.

5 INVESTMENT TRANSACTIONS


For the period ended March 31, 2007, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

                                                                       PURCHASES                             SALES
  Amounts in thousands                                     U.S. GOVERNMENT        OTHER        U.S. GOVERNMENT        OTHER
  -------------------------------------------------------------------------------------------------------------------------------
  Emerging Market Equity                                          $-             $442,675             $-              $35,398
  Enhanced Large Cap                                               -              165,504              -               75,737
  Growth Equity                                                    -              550,872              -              741,737
  Income Equity                                                    -              120,666              -              117,067
  International Growth Equity                                      -              891,322              -            1,331,694
  Large Cap Value                                                  -              471,302              -              600,105
  Mid Cap Growth                                                   -              317,648              -              451,572
  Select Equity                                                    -              298,899              -              366,473
  Small Cap Growth                                                 -               78,921              -               98,068
  Small Cap Value                                                  -              560,091              -              260,303
  Technology                                                       -              143,135              -              207,506
  -------------------------------------------------------------------------------------------------------------------------------


EQUITY FUNDS      80    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

At March 31, 2007, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                             UNREALIZED        UNREALIZED                          COST BASIS
  Amounts in thousands                                      APPRECIATION      DEPRECIATION    NET APPRECIATION    OF SECURITIES
  -------------------------------------------------------------------------------------------------------------------------------
  Emerging Markets Equity                                      $40,625          $(11,805)          $28,820           $415,559
  Enhanced Large Cap                                             6,539            (2,020)            4,519            132,828
  Growth Equity                                                 84,253           (10,651)           73,602            505,038
  Income Equity                                                 60,558            (5,861)           54,697            408,306
  International Growth Equity                                  218,014            (5,113)          212,901            978,574
  Large Cap Value                                              161,281           (12,175)          149,106          1,027,473
  Mid Cap Growth                                                16,914            (2,261)           14,653            170,834
  Select Equity                                                 16,480              (870)           15,610            166,776
  Small Cap Growth                                               8,201              (915)            7,286             44,744
  Small Cap Value                                              170,742           (11,033)          159,709            789,006
  Technology                                                    18,722            (5,211)           13,511            133,048
  -------------------------------------------------------------------------------------------------------------------------------


                              NORTHERN FUNDS ANNUAL REPORT     81   EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS (continued)                     MARCH 31, 2007

6 CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the period ended March 31, 2007, were as follows:

                                                                                                                      NET
                                                 PROCEEDS   SHARES FROM                                PAYMENTS     INCREASE
                                     SHARES        FROM      REINVESTED   REINVESTMENT     SHARES     FOR SHARES   (DECREASE)
  Amounts in thousands                SOLD     SHARES SOLD   DIVIDENDS    OF DIVIDENDS    REDEEMED     REDEEMED    IN SHARES
  ----------------------------------------------------------------------------------------------------------------------------
  Emerging Markets Equity            43,871      $448,940         15           $159        (3,229)     $(30,874)     40,657
  Enhanced Large Cap                 10,729       116,117         69            777        (2,178)      (23,662)      8,620
  Growth Equity                       4,589        74,073      2,217         35,842       (16,443)     (263,222)     (9,637)
  Income Equity                      11,759       150,442      1,466         18,658        (9,163)     (114,497)      4,062
  International Growth Equity        10,131       136,789      7,464         96,737       (41,454)     (539,062)    (23,859)
  Large Cap Value                    14,579       201,029      6,654         90,166       (24,646)     (339,320)     (3,413)
  Mid Cap Growth                      1,006        14,610          -              -       (10,537)     (148,610)     (9,531)
  Select Equity                         837        16,862         27            567        (4,487)      (89,586)     (3,623)
  Small Cap Growth                      513         6,565          -              -        (1,989)      (24,590)     (1,476)
  Small Cap Value                    36,771       626,712      3,805         62,557       (18,101)     (306,959)     22,475
  Technology                            603         7,134          -              -        (5,890)      (69,878)     (5,287)
  ----------------------------------------------------------------------------------------------------------------------------

                                        NET
                                      INCREASE
                                     (DECREASE)
  Amounts in thousands             IN NET ASSETS
  Emerging Markets Equity             $418,225
  Enhanced Large Cap                    93,232
  Growth Equity                       (153,307)
  Income Equity                         54,603
  International Growth Equity         (305,536)
  Large Cap Value                      (48,125)
  Mid Cap Growth                      (134,000)
  Select Equity                        (72,157)
  Small Cap Growth                     (18,025)
  Small Cap Value                      382,310
  Technology                           (62,744)
  --------------------------------------------------------------

Transactions in capital shares for the fiscal year ended March 31, 2006, were as follows:

                                                                                                                      NET
                                                 PROCEEDS   SHARES FROM   REINVESTMENT                 PAYMENTS     INCREASE
                                     SHARES        FROM      REINVESTED        OF          SHARES     FOR SHARES   (DECREASE)
  Amounts in thousands                SOLD     SHARES SOLD   DIVIDENDS     DIVIDENDS      REDEEMED     REDEEMED    IN SHARES
  ----------------------------------------------------------------------------------------------------------------------------
  Enhanced Large Cap                  3,791       $38,223          1             $7          (117)      $(1,180)      3,675
  Growth Equity                       6,111        98,472      2,393         38,344        (9,866)     (159,016)     (1,362)
  Income Equity                       9,387       115,052      2,498         29,452       (10,163)     (124,342)      1,722
  International Growth Equity        24,538       267,286         82            948       (34,613)     (381,479)     (9,993)
  Large Cap Value                    19,577       261,990      5,908         75,217       (24,028)     (321,056)      1,457
  Mid Cap Growth                      3,711        51,257          -              -        (6,604)      (90,341)     (2,893)
  Select Equity                       1,160        22,158         18            349        (5,975)     (113,636)     (4,797)
  Small Cap Growth                      728         8,183          -              -        (2,649)      (28,763)     (1,921)
  Small Cap Value                     9,173       148,419      2,085         32,150        (8,325)     (133,934)      2,933
  Technology                            972        10,937          -              -        (8,192)      (92,950)     (7,220)
  ----------------------------------------------------------------------------------------------------------------------------

                                        NET
                                      INCREASE
                                     (DECREASE)
  Amounts in thousands             IN NET ASSETS
  -----------------------------------------------------------------------------
  Enhanced Large Cap                   $37,050
  Growth Equity                        (22,200)
  Income Equity                         20,162
  International Growth Equity         (113,245)
  Large Cap Value                       16,151
  Mid Cap Growth                       (39,084)
  Select Equity                        (91,129)
  Small Cap Growth                     (20,580)
  Small Cap Value                       46,635
  Technology                           (82,013)
  --------------------------------------------------------------------------------------------

7 NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Funds' financial statements and financial disclosures for next year.


EQUITY FUNDS      82    NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES
OF NORTHERN FUNDS:           We have audited the accompanying statements of
                             assets and liabilities, including the schedules of investments, of Growth Equity Fund, Income Equity
                             Fund, International Growth Equity Fund, Large Cap
                             Value Fund, Mid Cap Growth Fund, Select Equity
                             Fund, Small Cap Growth Fund, Small Cap Value Fund, and Technology Fund (collectively, the "Funds"), nine separate portfolios comprising part of the Northern Funds, as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Enhanced Large Cap
                             Fund, as of March 31, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended March 31, 2007 and for the period from December 16, 2005
                             (commencement of operations) through March 31, 2006. We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Equity Fund, as of March 31, 2007 and the related statement of operations, statement of changes in net assets and the financial highlights for the period from April
                             25, 2006 (commencement of operations) through March
                             31, 2007. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                             We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

                             DELOITTE & TOUCHE LLP
                             Chicago, Illinois
                             May 15, 2007


                              NORTHERN FUNDS ANNUAL REPORT     83   EQUITY FUNDS

EQUITY FUNDS

TAX INFORMATION                                       MARCH 31, 2007 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2007, are designated as qualified dividend income, as defined in the Act, subject to reduced tax rates in 2007:

                                                           QDI
  FUND                                                 PERCENTAGE
  ----------------------------------------------------------------
  Emerging Markets Equity                                 43.73%
  Enhanced Large Cap                                      45.52%
  Growth Equity                                           46.03%
  Income Equity                                           55.05%
  International Growth Equity                             57.93%
  Large Cap Value                                         80.60%
  Select Equity                                           85.77%
  Small Cap Value                                         57.97%
  ----------------------------------------------------------------

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) - A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

                                                        CORPORATE
                                                           DRD
  FUND                                                 PERCENTAGE
  ----------------------------------------------------------------
  Enhanced Large Cap                                     48.49%
  Growth Equity                                          46.20%
  Income Equity                                          59.20%
  Large Cap Value                                        80.48%
  Select Equity                                          88.41%
  Small Cap Value                                        58.89%
  ----------------------------------------------------------------

CAPITAL GAIN DISTRIBUTION - The following Funds made capital gain distributions in December 2006, and hereby designate these long-term capital gain distributions as follows (per share):

                                                        LONG-TERM
                                                       CAPITAL GAIN
  FUND                                                     15%
  -----------------------------------------------------------------
  Enhanced Large Cap                                     $0.0103
  Growth Equity                                           1.0204
  Income Equity                                           0.3882
  International Growth Equity                             1.0492
  Large Cap Value                                         1.2167
  Small Cap Value                                         1.7914
  -----------------------------------------------------------------

FOREIGN TAX CREDIT - The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

  FUND                              TAXES              INCOME
  ------------------------------------------------------------------
  Emerging Markets Equity          $0.0073             $0.0897
  International Growth
  Equity                            0.0253              0.3737
  ------------------------------------------------------------------


EQUITY FUNDS      84    NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

FUND EXPENSES                                         MARCH 31, 2007 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity and International Growth Equity Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.


The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006, through March 31, 2007.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/06 - 3/31/07" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 77), if any, in the Emerging Markets Equity and International Growth Equity Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


EMERGING MARKETS EQUITY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.76%     $1,000.00    $1,191.30         $4.15
  Hypothetical             0.76%     $1,000.00    $1,021.14         $3.83**
  -----------------------------------------------------------------------------

ENHANCED LARGE CAP

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.60%     $1,000.00    $1,073.10         $3.10
  Hypothetical             0.60%     $1,000.00    $1,021.94         $3.02**
  -----------------------------------------------------------------------------

GROWTH EQUITY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.00%     $1,000.00    $1,067.50         $5.15
  Hypothetical             1.00%     $1,000.00    $1,019.95         $5.04**
  -----------------------------------------------------------------------------

INCOME EQUITY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.00%     $1,000.00    $1,115.00         $5.27
  Hypothetical             1.00%     $1,000.00    $1,019.95         $5.04**
  -----------------------------------------------------------------------------

INTERNATIONAL GROWTH EQUITY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.26%     $1,000.00    $1,167.60         $6.81
  Hypothetical             1.26%     $1,000.00    $1,018.65         $6.34**
  -----------------------------------------------------------------------------

* Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the period ended March 31, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of 5 percent per year before expenses.


                              NORTHERN FUNDS ANNUAL REPORT     85   EQUITY FUNDS

EQUITY FUNDS
FUND EXPENSES (continued)                             MARCH 31, 2007 (UNAUDITED)

LARGE CAP VALUE

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.10%     $1,000.00    $1,069.90         $5.68
  Hypothetical             1.10%     $1,000.00    $1,019.45         $5.54**
  -----------------------------------------------------------------------------

MID CAP GROWTH

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.00%     $1,000.00    $1,122.20         $5.29
  Hypothetical             1.00%     $1,000.00    $1,019.95         $5.04**
  -----------------------------------------------------------------------------

SELECT EQUITY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.00%     $1,000.00    $1,049.20         $5.11
  Hypothetical             1.00%     $1,000.00    $1,019.95         $5.04**
  -----------------------------------------------------------------------------

SMALL CAP GROWTH

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.25%     $1,000.00    $1,123.20         $6.62
  Hypothetical             1.25%     $1,000.00    $1,018.70         $6.29**
  -----------------------------------------------------------------------------

SMALL CAP VALUE

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.00%     $1,000.00    $1,078.60         $5.18
  Hypothetical             1.00%     $1,000.00    $1,019.95         $5.04**
  -----------------------------------------------------------------------------

TECHNOLOGY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.25%     $1,000.00    $1,059.90         $6.42
  Hypothetical             1.25%     $1,000.00    $1,018.70         $6.29**
  -----------------------------------------------------------------------------

* Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the period ended March 31, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of 5 percent per year before expenses.


EQUITY FUNDS      86    NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

TRUSTEES AND OFFICERS                                 MARCH 31, 2007 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 58 portfolios in the Northern Funds Complex -- Northern Funds offers 36 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   WILLIAM L. BAX                - Managing Partner of PricewaterhouseCoopers -- Chicago      - Sears Holding Corp. (a
   Age: 63                         (an accounting firm) from 1997 to 2003;                      retail company).
   Trustee since 2005            - Director of Big Shoulders Fund since 1997;
                                 - Director of Children's Memorial Hospital since 1997;
                                 - Trustee of DePaul University since 1998;
                                 - Director of Andrew Corporation since 2006;
                                 - Director of Arthur J. Gallagher & Co. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD G. CLINE              - Chairman and President of Hawthorne Investors, Inc. (a     - PepsiAmericas (a soft
   Age: 72                         management advisory services and private investment          drink bottling company);
   Chairman since 2002;            company) since 1996;                                       - Ryerson Inc. (a metals
   Trustee since 2000            - Managing Member of Hawthorne Investments, LLC (a private     distribution company).
                                   investment company) since 2001;
                                 - Managing Member of Hawthorne Investments II, LLC (a
                                   private investment company) since 2004;
                                 - Director of Colorado Banking Co., Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   EDWARD J. CONDON, JR.         - Chairman and CEO of The Paradigm Group, Ltd. (a            - None
   Age: 66                         financial adviser) since 2000;
   Trustee since 2000            - Principal and Co-Founder of Paradigm Capital, Ltd. since
                                   1996;
                                 - Senior Partner of NewEllis Ventures since 2001;
                                 - Member of the Board of Managers of The Liberty Hampshire
                                   Company, LLC (a receivable securitization company) from
                                   1996 to 2001;
                                 - Director of Financial Pacific Company (a small business
                                   leasing company) from 1998 to 2004;
                                 - Member and Director of the Illinois Venture Capital
                                   Association since 2001;
                                 - Trustee at Dominican University from 1996 to 2005;
                                 - Member of the Board of Directors of the Chicago
                                   Children's Museum since 2001;
                                 - Member of the Board of Governors of the Metropolitan
                                   Club since 2003;
                                 - Member of the Advisory Board of AAVIN Equity Partners
                                   since 2005;
                                 - Chairman of the Nominating Committee of Girl Scouts of
                                   Chicago from 1993 to 2003;
                                 - Member of the National Advisory Board of National
                                   Domestic Violence Hotline since 2005;
                                 - Member of the Board of Directors at Light Bridge
                                   Healthcare Research Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   SHARON GIST GILLIAM           - CEO of Chicago Housing Authority since 2006;               - None
   Age: 63                       - Executive Vice President of Unison-Maximus, Inc. (an
   Trustee since 2001              aviation and governmental consulting company) from 1989
                                   to 2005;
                                 - Principal/Officer/Director, UCG Associates, Inc. (an
                                   aviation consulting firm) from 2005 to 2006.


                              NORTHERN FUNDS ANNUAL REPORT     87   EQUITY FUNDS

EQUITY FUNDS
TRUSTEES AND OFFICERS (continued)

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   SANDRA POLK GUTHMAN           - CEO of Polk Bros. Foundation (an Illinois not-for-profit   - None
   Age: 63                         corporation) since 1993;
   Trustee since 2000            - Director of MBIA Insurance Corp. of Illinois (a
                                   municipal bond insurance company) since 1994;
                                 - Director of STS Consultants, Ltd. (an employee owned
                                   engineering consulting firm) since 2001.
   -----------------------------------------------------------------------------------------------------------------------
   MICHAEL E. MURPHY             - President of Sara Lee Foundation (philanthropic            - Coach, Inc.;
   Age: 70                         organization) from 1997 to 2001.                           - Payless Shoe Source, Inc.
   Trustee since 1998                                                                           (a retail shoe store
                                                                                                business);
                                                                                              - GATX Corporation (a
                                                                                                railcar leasing and
                                                                                                financial services
                                                                                                company).
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD P. STRUBEL            - Vice Chairman and Director of Cardean Learning Group       - Gildan Activewear, Inc.
   Age: 67                         (formerly UNext, Inc.) (a provider of educational            (an athletic clothing
   Trustee since 2000              services via the Internet) since 2003;                       marketing and
                                 - President, Chief Operating Officer and Director of           manufacturing company);
                                   UNext, Inc. from 1999 to 2003.                             - Goldman Sachs Mutual Fund
                                                                                                Complex (80 portfolios);
                                                                                              - Goldman Sachs Closed-End
                                                                                                Funds (2 portfolios).

   INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   MARY JACOBS SKINNER,          - Partner in the law firm of Sidley Austin, LLP.             - None
   ESQ. (3)
   Age: 49
   Trustee since 1998
   -----------------------------------------------------------------------------------------------------------------------
   TERENCE J. TOTH (3)           - President, Chief Executive Officer of Northern Trust       - None
   Age: 47                         Investments, N.A. from 2004 to present;
   Trustee since 2006            - President of Northern Trust Global Investments, a
                                   division of Northern Trust Corporation, since 2004;
                                 - Executive Vice President and Managing Director of
                                   Quantitative Management and Securities Lending of
                                   Northern Trust Investments, N.A. from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3) An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.


EQUITY FUNDS      88    NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

   OFFICERS OF THE TRUST (1)
   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN
   FUNDS OFFICER                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ------------------------------------------------------------------------------------------
   LLOYD A. WENNLUND             - Executive Vice President since 2003 and Director since
   Age: 49                         2001 of Northern Trust Investments, N.A.; Executive Vice
   50 South LaSalle Street         President and other positions at The Northern Trust
   Chicago, IL 60603               Company, President and Director of Northern Trust
   President since 2000            Securities, Inc., and Managing Executive, Mutual Funds for
                                   Northern Trust Global Investments since 1989; Director,
                                   Northern Trust Global Advisors, Inc.
   ------------------------------------------------------------------------------------------
   ERIC K. SCHWEITZER            - Senior Vice President at Northern Trust Investments, N.A.
   Age: 45                         since 2001 and Senior Vice President at The Northern Trust
   50 South LaSalle Street         Company and the Director of Distribution, Product
   Chicago, IL 60603               Management and Client Services in the Mutual Fund Group of
   Vice President since 2000       Northern Trust Global Investments since 2000.
   ------------------------------------------------------------------------------------------
   STUART SCHULDT                - Senior Vice President and Division Manager of Fund
   Age: 45                         Administration and Fund Accounting, The Northern Trust
   50 South LaSalle Street         Company since 1998. Assistant Treasurer of the Trust from
   Chicago, IL 60603               2002 to 2005.
   Treasurer since 2005
   ------------------------------------------------------------------------------------------
   SUSAN J. HILL                 - Chief Compliance Officer of Northern Trust Investments,
   Age: 50                         N.A. since 2005; Senior Vice President of Northern Trust
   50 South LaSalle Street         Investments, N.A. since 2005; Counsel and Vice President
   Chicago, IL 60603               of Northern Trust Investments, N.A. and Northern Trust
   Chief Compliance Officer        Company from 2000 to 2004.
   since 2004
   ------------------------------------------------------------------------------------------
   DEBRA A. MAIRS                - Vice President and Director of Compliance of Northern
   Age: 45                         Trust Investments, N.A.; Vice President, Director of
   50 South LaSalle Street         Compliance and CCO of Northern Trust Securities, Inc.
   Chicago, IL 60603               since 2006; Vice President of Northern Trust Securities,
   Anti-Money Laundering           Inc. from 2004 to 2006. Chief Operating Officer at Melvin
   Compliance Officer since        Securities, Inc. from 1999 to 2004.
   2006
   ------------------------------------------------------------------------------------------
   BRIAN P. OVAERT               - Executive Vice President and Head of Worldwide Fund
   Age: 45                         Administration at The Northern Trust Company overseeing
   50 Bank Street                  Fund Accounting, Transfer Agent and Fund Administration
   London, E145NT                  functions since 1998; Treasurer of the Trust from 2002 to
   Assistant Treasurer since       2005; Assistant Treasurer of Alpha Strategy Funds and
   2005                            member of the board of directors of various Northern
                                   offshore subsidiaries.
   ------------------------------------------------------------------------------------------
   DIANA E. MCCARTHY, ESQ.       - Partner in the law firm of Drinker Biddle & Reath LLP
   Age: 55                         since 2002; Associate at Drinker Biddle & Reath LLP, from
   One Logan Square                1994 to 2002.
   18th and Cherry Streets
   Philadelphia, PA 19103-6996
   Secretary since 2006
   ------------------------------------------------------------------------------------------
   LINDA J. HOARD, ESQ.          - Senior Counsel and Senior Vice President at PFPC Inc.
   Age: 59                         since 1998.
   99 High Street, 27th Floor
   Boston, MA 02110
   Assistant Secretary since
   1999
   ------------------------------------------------------------------------------------------
   LORI V. O'SHAUGHNESSY, ESQ.   - Counsel and Vice President at PFPC Inc. since 2005;
   Age: 35                         Associate Counsel and Director at PFPC Inc. from 2002 to
   99 High Street, 27th Floor      2005; Associate Counsel at Investors Bank & Trust Company,
   Boston, MA 02110                a financial service provider, from 2001 to 2002.
   Assistant Secretary since
   2003

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.


                              NORTHERN FUNDS ANNUAL REPORT     89   EQUITY FUNDS

EQUITY FUNDS

   APPROVAL OF ADVISORY AGREEMENT


The Trustees oversee the management of Northern Funds (the "Trust"), and review the investment performance and expenses of the investment funds covered by this Report (the "Funds") at regularly scheduled meetings held during the Funds' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreements (the "Advisory Agreements") for the Funds with Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL" and, together with NTI, the "Investment Advisers").

The Advisory Agreements were most recently re-approved with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), at the annual contract renewal meeting held on February 15, 2007 (the "Annual Contract Meeting").

In preparation for the Trustees' consideration of the Advisory Agreements at the Annual Contract Meeting, the Trustees reviewed information on the following topics for all of the Funds at a meeting held on November 3, 2006 (the "November Meeting"): the Investment Advisers' profitability; the qualifications of the Investment Advisers and their affiliates to provide services to the Funds; and policies adopted by the Investment Advisers regarding brokerage, trade allocations and other matters.

In connection with both the November Meeting and the Annual Contract Meeting, the Trustees received written materials and oral presentations relating to the Trustees' consideration of the Advisory Agreements, and at those meetings the Trustees also considered the Investment Advisers' oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Annual Contract Meeting without employees of the Investment Advisers present.

In evaluating the Advisory Agreements at the November Meeting and the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their services and the Funds. Both in meetings specifically dedicated to the review of the Advisory Agreements and meetings held during the year, the Trustees received materials relating to the Investment Advisers' investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

Specifically in connection with the Trustees' approval of the Advisory Agreements, the Trustees reviewed, among other things, information relating to:
(i) the terms of the Advisory Agreements; (ii) the Funds' investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. ("Lipper"), a third-party provider of mutual fund data; (iii) the contractual investment advisory fees, the actual investment advisory fees (after voluntary waivers) and the total expenses borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the investment advisory fees charged by the Investment Advisers to the Investment Advisers' institutional accounts; (v) the scope and depth of the Investment Advisers' resources; (vi) the Investment Advisers' staffing for the Funds and the experience of the portfolio managers; (vii) the Investment Advisers' financial resources and their ability to attract and retain portfolio management talent;
(viii) the fees paid by the Funds to the Investment Advisers and their affiliates for services, and the expenses incurred by them in connection with the provision of those services; (ix) the benefits received by the Investment Advisers and their affiliates from their relationships with the Funds; and (x) potential economies of scale at various Fund asset levels. In addition, the Trustees considered the Investment Advisers' willingness to meet separately with representatives of the Board of Trustees in preparation for the Annual Contract Meeting and to provide information requested by the Trustees.

In connection with their approval of the Advisory Agreements for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. These services include services as the Funds' custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds' shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Advisers were both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and were able to provide quality services to the Funds. The Trustees also discussed the Advisers'

EQUITY FUNDS      90    NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. In connection with compliance, the Trustees noted the frequent and substantial reports made by the Trust's Chief Compliance Officer at Board meetings throughout the year. Finally, the Trustees considered the Investment Advisers' responsiveness to their requests for information, including, but not limited to, in connection with the in-depth performance reports discussed below.

The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Funds' investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds' investment performance was provided for one, two, three, four, five and ten years. In addition, the Trustees reviewed information prepared by a third-party analyzing the risk-adjusted returns of the Funds. The Trustees also reviewed each Fund's excess returns, if applicable, versus targeted returns. The Trustees considered the Funds' investment performance in light of the investment benchmarks, objectives and credit parameters applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Advisers' investment approach for the Funds and changes made throughout the year to investment personnel to address performance issues. In this regard, the Trustees believed that the in-depth performance reviews on certain Funds requested by the Trustees and provided by the Investment Advisers had assisted them in evaluating performance issues and that these reviews had also resulted in improved performance in most of the Funds that were subject to the reviews.

Based on the information provided, the Trustees believed that the: Income Equity, Small Cap Growth, Enhanced Large Cap and Technology Funds had all outperformed their respective benchmarks and beat or were competitive with their peers for various time periods; the Small Cap Value Fund had good long-term performance; the Emerging Markets Equity Fund was competitive with its peers and benchmark; and the International Growth, Select Equity, Large Cap Value, Mid Cap Growth and Growth Equity Funds all had improving performance in recent time periods.

The Trustees also considered the Funds' contractual advisory fee rates; the Funds' total operating expense ratios; the Investment Advisers' voluntary fee waivers and expense reimbursements with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Advisers and their affiliates for custodial, transfer agency and co-administration services, and reviewed information regarding economies of scale. In this regard, the Trustees considered the Investment Advisers' view that the Funds may be sharing in economies of scale through the level at which the Funds' advisory fees are set and through the Investment Advisers' voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and the profits realized by them; and information comparing the fee rates charged by the Investment Advisers (which do not include fee breakpoints) with the fee rates charged by other, unaffiliated investment managers to their clients. The Trustees also considered the reductions in the contractual advisory fee rates for the Funds that were approved in recent years, including 2006.

Information on the services rendered by the Investment Advisers to the Funds, the recently reduced fee rates paid by certain of the Funds under the Advisory Agreements and the Funds' total operating expense ratios were compared to similar information for other mutual funds advised by other, unaffiliated investment management firms. Many of the comparisons of the Funds' fee rates and total operating expense ratios were prepared by Lipper. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds. Information was also provided on the fee rates charged by the Investment Advisers to private accounts managed by them, and on the brokerage and research services received by the Investment Advisers in connection with the placement of brokerage transactions for the Funds. In addition, the Trustees noted the Investment Advisers' voluntary undertaking to limit the Funds' total expense ratios to specified levels.

After deliberation, the Trustees concluded at the Annual Contract Meeting with respect to all of the Funds, that the fees paid by Funds were reasonable in light of the services provided by the Investment Advisers, their actual or projected costs and the Funds' current and reasonably foreseeable asset levels, and that the Advisory Agreements should be approved and continued.

                              NORTHERN FUNDS ANNUAL REPORT     91   EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

   PORTFOLIO HOLDINGS

  Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

   PROXY VOTING

  Northern Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling the Northern Funds Center at 800/595-9111.


EQUITY FUNDS      92    NORTHERN FUNDS ANNUAL REPORT

ITEM 1. REPORTS TO STOCKHOLDERS.
                                                              EQUITY INDEX FUNDS

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust
--------------------------------------------------------------------------------
                                NOT FDIC INSURED

--------------------------------------------------------------------------------
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------


 2      PORTFOLIO MANAGEMENT COMMENTARY
 7      STATEMENTS OF ASSETS AND LIABILITIES
 8      STATEMENTS OF OPERATIONS
 9      STATEMENTS OF CHANGES IN NET ASSETS
 10     FINANCIAL HIGHLIGHTS
 15     SCHEDULES OF INVESTMENTS
        15    GLOBAL REAL ESTATE INDEX FUND
        21    INTERNATIONAL EQUITY INDEX FUND
        37    MID CAP INDEX FUND
        44    SMALL CAP INDEX FUND
        70    STOCK INDEX FUND
 78     NOTES TO THE FINANCIAL STATEMENTS
 84     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 85     TAX INFORMATION
 86     FUND EXPENSES
 87     TRUSTEES AND OFFICERS
        90    APPROVAL OF ADVISORY AGREEMENT
 92     FOR MORE INFORMATION


                        NORTHERN FUNDS ANNUAL REPORT   1      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

GLOBAL REAL ESTATE INDEX FUND

From its inception date on July 26, 2006 through March 31,     FUND MANAGERS
2007, the Fund returned 29.35 percent, while the FTSE
EPRA/NAREIT(R) Global Real Estate Index -- the Fund's          (PHOTO)
benchmark -- returned 30.96 percent. The net impact of
transaction costs and Fund expenses accounted for the          STEVEN R. WETTER
difference in returns between the Fund and the Index.          With Northern Trust
                                                               since 2003
Led by Japan, Asia was the top-performing region in the
Index with a return of 43.67 percent during the reporting      SHAUN MURPHY
period. Japan, which had a relatively significant Index        With Northern Trust
weight of 13.65 percent, was among the top three performing    since 2004
countries in the asset class, with a return of 60.63
percent. Australia, with a weighting of 10.48 percent,         FUND STATISTICS
returned 31.73 percent.
                                                               INCEPTION DATE: July 26, 2006
North America was the worst performing region, with an         TOTAL NET ASSETS: $784 million
overall return of 20.88 percent -- largely the result of the   NET ASSET VALUE: $12.79
20.69 percent return of the United States. The headline        TICKER SYMBOL: NGREX
event in the United States was The Blackstone Group's          DIVIDEND SCHEDULE: Quarterly
purchase of the real estate investment trust, or REIT,
Equity Office Properties. The latter was removed from the      TOTAL RETURN PERIOD ENDED 3/31/07
Index in February 2007 as a result, decreasing the United
States' Index weighting to 39.54 percent.                      -----------------------------------------------
                                                               SINCE INCEPTION                          29.35%
Europe delivered an overall return of 34.62 percent, while     -----------------------------------------------
the United Kingdom, which has an Index weighting of 10.21
percent, returned 27.28 percent. In January 2007, the United   Performance quoted represents past performance
Kingdom passed legislation permitting real estate companies    and does not guarantee future results.
to convert to REIT status, and nine companies had opted for    Investment return and principal value will
this conversion as of March 31. Germany is reviewing similar   fluctuate so that shares, when redeemed, may be
legislation which, if approved, will add further depth to      worth more or less than their original cost.
the asset class.                                               Current performance may be lower or higher than
                                                               that shown here. Performance data current to
The Fund ended the period with a 70.40 percent weighting in    the most recent month-end is available at
REITs. Real estate holdings and development companies          NORTHERNFUNDS.COM.
comprised the majority of the remaining 29.60 percent of the
Fund.                                                          Foreign securities may involve additional
                                                               risks, including social and political
                                                               instability, reduced market liquidity and
                                                               currency volatility.

                                                               Real estate securities may involve special
                                                               risk, such as sensitivity to changes in the
                                                               overall economy or interest rate levels.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The FTSE EPRA/NAREIT Global Real Estate Index
                                                               is a free float-adjusted market capitalization
              GLOBAL REAL ESTATE    FTSE EPRA/NAREIT GLOBAL    weighted index designed to reflect the stock
              INDEX FUND            REAL ESTATE INDEX          performance of companies engaged in specific
              ------------------    -----------------------    aspects of the North American, European and
7/26/2006           $10,000                 $10,000            Asian real estate markets.
3/31/2007           $12,935                 $13,096
                                                               The graph and table do not reflect the
                                                               deduction of taxes that a shareholder would pay
                                                               on fund distributions or the redemption of fund
                                                               shares.

                                                               Unlike the Index, the Fund's total returns are
                                                               reduced by operating expenses, such as
                                                               transaction costs and management fees.


EQUITY INDEX FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

INTERNATIONAL EQUITY INDEX FUND

The Northern International Equity Index Fund posted a 20.05    FUND MANAGERS
percent return for the 12 months ended March 31, 2007, while
the MSCI EAFE(R) Index, the Fund's benchmark, returned 20.20   (PHOTO)
percent for the same period. The net impact of fair-value
pricing, transaction costs and Fund expenses accounted for     STEVEN R. WETTER
the difference in returns between the Fund and the Index.      With Northern Trust
                                                               since 2003
The Pacific region, excluding Japan, was up 33.19 percent in
dollar terms and continued to be the best performing area      SHAUN MURPHY
for global equities. European stocks also rallied, rising      With Northern Trust
25.38 percent in dollar terms. Performance at the country      since 2004
level was strong, with 21 of the countries in the MSCI Index
posting positive returns for the period. Singapore was the     FUND STATISTICS
top individual performer, rising 45.72 percent. Japan, with
a 22.51 percent weighting in the Index as of March 31, 2007,   INCEPTION DATE: March 22, 2005
was the worst performing country, with a 3.00 percent total    TOTAL NET ASSETS: $1.5 billion
return in dollar terms.                                        NET ASSET VALUE: $13.92
                                                               TICKER SYMBOL: NOINX
The European Central Bank (ECB) decided to raise its key       DIVIDEND SCHEDULE: Annually
short-term interest rate by 25 basis points in December 2006
and again in March 2007, bringing the ECB's rate to 3.75       TOTAL RETURN PERIOD ENDED 3/31/07
percent, their seventh consecutive rate hike since December
2005. After reaching $77 a barrel in July 2006, oil prices     -----------------------------------------------
steadily declined and on January 18, 2007, dropped to $51 a    ONE YEAR                                 20.05%
barrel on news of higher than expected supply. This retreat    SINCE INCEPTION                          20.52%
was short-lived as oil closed just short of $66 on March 31,   -----------------------------------------------
2007, based on geopolitical tensions and renewed fears of a
supply squeeze.                                                Performance quoted represents past performance
                                                               and does not guarantee future results.
The Dow's sudden decline of 415 points for the February 27     Investment return and principal value will
session was ultimately attributed to rumors that the Chinese   fluctuate so that shares, when redeemed, may be
government might raise short-term interest rates in order to   worth more or less than their original cost.
slow their rapidly growing economy. The rumors prompted        Current performance may be lower or higher than
swift and broad profit taking that began with Chinese stocks   that shown here. Performance data current to
and quickly spread globally. However, by the end of March      the most recent month-end is available at
the majority of global markets had recovered most of their     NORTHERNFUNDS.COM.
February 27 losses.
                                                               Foreign securities may involve additional
                                                               risks, including social and political
                                                               instability, reduced market liquidity, and
                                                               currency volatility.
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The MSCI EAFE Index is the Morgan Stanley
                                                               Capital International Europe, Australasia and
                INTERNATIONAL EQUITY                           Far East Index, an unmanaged index that tracks
                     INDEX FUND          MSCI EAFE INDEX       the performance of selected equity securities
                --------------------     ---------------       in Europe, Australia, Asia and the Far East.
3/22/2005              $10,000               $10,000
                       $12,156               $11,950           The graph and table do not reflect the
3/31/2005              $14,593               $14,595           deduction of taxes that a shareholder would pay
                                                               on fund distributions or the redemption of fund
                                                               shares.

                                                               Unlike the Index, the Fund's total returns are
                                                               reduced by operating expenses, such as
                                                               transaction costs and management fees.


                           NORTHERN FUNDS ANNUAL REPORT   3   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

MID CAP INDEX FUND

Mid-capitalization stocks, as represented by the S&P MidCap    FUND MANAGERS
400 Index, returned 8.44 percent during the 12-month period
ended March 31, 2007. Mid-cap stocks underperformed their      (PHOTO)
large-cap counterparts, as measured by the 11.83 percent
return of the S&P 500 Index. However, mid-cap stocks           CHAD M. RAKVIN
outpaced small-cap stocks, as measured by the 5.91 percent     With Northern Trust
return of the Russell 2000 Index. As designed, the Northern    since 2004
Mid Cap Index Fund's 8.15 percent return closely tracked the
return of its benchmark, the S&P MidCap 400 Index, with        BRENT REEDER
differences in returns driven by transaction costs and Fund    With Northern Trust
expenses.                                                      since 1993
                                                               (not pictured)
Financials and information technology constituted the Fund's
largest sector positions at 16.87 percent and 15.66 percent,   FUND STATISTICS
respectively, as of March 31, 2007. The top-performing
sector in the Index during the period was telecommunications   INCEPTION DATE: March 22, 2005
services, returning 35.89 percent. Health care was the worst   TOTAL NET ASSETS: $316 million
performing sector, returning 1.07 percent.                     NET ASSET VALUE: $12.41
                                                               TICKER SYMBOL: NOMIX
There were 31 additions and 31 deletions in the Index during   DIVIDEND SCHEDULE: Annually
the 12-month period. The regular quarterly share rebalances
occurred in March, June, September and December. All changes   TOTAL RETURN PERIOD ENDED 3/31/07
were incorporated in the Fund to maintain proper tracking.
Going forward, we will continue to follow a passive strategy   -----------------------------------------------
designed to provide returns that approximate those of the      ONE YEAR                                  8.15%
benchmark Index.                                               SINCE INCEPTION                          14.03%
                                                               -----------------------------------------------

                                                               Performance quoted represents past performance
                                                               and does not guarantee future results.
                                                               Investment return and principal value will
                                                               fluctuate so that shares, when redeemed, may be
                                                               worth more or less than their original cost.
                                                               Current performance may be lower or higher than
                                                               that shown here. Performance data current to
                                                               the most recent month-end is available at
                                                               NORTHERNFUNDS.COM.

                                                               Mid-sized company stocks are generally more
                                                               volatile than large-company stocks.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The S&P MidCap 400 Index is an unmanaged index
                                                               consisting of 400 mid cap stocks.
                 MID CAP INDEX FUND     S&P MIDCAP 400 INDEX
                 ------------------     --------------------   The graph and table do not reflect the
3/22/2005             $10,000                  $10,000         deduction of taxes that a shareholder would
                      $12,062                  $11,858         pay on fund distributions or the redemption of
3/31/2007             $13,045                  $13,103         fund shares.

                                                               Unlike the Index, the Fund's total returns are
                                                               reduced by operating expenses, such as
                                                               transaction costs and management fees.


EQUITY INDEX FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

SMALL CAP INDEX FUND

Small-capitalization stocks, as represented by the Fund's      FUND MANAGERS
benchmark, the Russell 2000 Index, returned 5.91 percent
during the 12 months ended March 31, 2007. Small-cap stocks    (PHOTO)
underperformed both mid-cap stocks, as measured by the 8.44
percent return of the S&P MidCap 400 Index, as well as         CHAD M. RAKVIN
large-cap stocks, as measured by the 11.83 percent return of   With Northern Trust
the S&P 500 Index. The underperformance of small caps was      since 2004
due largely to concerns that slowing economic growth will
have a disproportionately large impact on the asset class.     BRENT REEDER
Still, small caps were able to deliver a positive absolute     With Northern Trust
return due to the strength in the underlying fundamentals of   since 1993
smaller companies. As designed, the Fund's return of 5.51      (not pictured)
percent closely tracked that of the Russell 2000 Index.
Differences in returns were driven by transaction costs and    FUND STATISTICS
Fund expenses.
                                                               INCEPTION DATE: September 3, 1999
As of March 31, 2007, the market capitalization of companies   TOTAL NET ASSETS: $373 million
in the Russell 2000 Index ranged from $48 million to $3.8      NET ASSET VALUE: $10.93
billion. The median company size was $659 million, while the   TICKER SYMBOL: NSIDX
average company size was $1.3 billion. The total market        3-YEAR BETA: 1.00
capitalization of the Russell 2000 was approximately 8.75      DIVIDEND SCHEDULE: Annually
percent of the Russell 3000 market capitalization on March
31, 2007.                                                      AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07

The annual reconstitution of the Russell indices occurred on   -----------------------------------------------
June 30, 2006. There were 19 initial public offerings, or      ONE YEAR                                  5.51%
IPOs, added to the Russell 2000 Index at the third quarter     THREE YEAR                               11.52%
of 2006, 29 IPOs added during the rebalancing of the Index     FIVE YEAR                                10.31%
in the fourth quarter of 2006, and 35 IPOs added to the        SINCE INCEPTION                           9.08%
Index at the quarterly rebalance on March 31, 2007.            -----------------------------------------------
Appropriate adjustments were made to the Fund. As always, we
continue to employ a passive strategy designed to provide      Performance quoted represents past performance
returns that approximate those of the benchmark Index.         and does not guarantee future results.
                                                               Investment return and principal value will
                                                               fluctuate so that shares, when redeemed, may be
                                                               worth more or less than their original cost.
                                                               Current performance may be lower or higher than
                                                               that shown here. Performance data current to
                                                               the most recent month-end is available at
                                                               NORTHERNFUNDS.COM.

                                                               Small-company stocks are generally riskier than
                                                               large-company stocks due to greater volatility
                                                               and less liquidity.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Russell 2000 Index is an unmanaged index
                                                               that tracks the performance of the 2,000
              SMALL CAP INDEX FUND     Russell 2000 Index      smallest of the 3,000 largest U.S. companies,
              --------------------     ------------------      based on market capitalization.
9/3/1999            $10,000                 $10,000
                    $12,322                 $12,686            The graph and table do not reflect the
                    $10,465                 $10,741            deduction of taxes that a shareholder would pay
                    $11,823                 $12,243            on fund distributions or the redemption of fund
                    $ 8,573                 $ 8,942            shares.
                    $13,926                 $14,650
                    $14,586                 $15,440            Unlike the Index, the Fund's total returns are
                    $18,307                 $19,431            reduced by operating expenses, such as
3/31/2007           $19,315                 $20,580            transaction costs and management fees.


                           NORTHERN FUNDS ANNUAL REPORT   5   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

STOCK INDEX FUND

Large-capitalization stocks, as represented by the S&P 500     FUND MANAGERS
Index, returned 11.83 percent during the 12 months ended
March 31, 2007. Large-capitalization stocks outperformed       (PHOTO)
both mid-cap stocks, as measured by the 8.44 percent return
of the S&P Midcap 400 Index, and small-capitalization          CHAD M. RAKVIN
stocks, as measured by the 5.91 percent return of the          With Northern Trust
Russell 2000 Index. As designed, the Fund's 11.57 percent      since 2004
return closely tracked the return of the S&P 500 Index, with
differences in returns driven by transaction costs and fund    BRENT REEDER
expenses.                                                      With Northern Trust
                                                               since 1993
The Fund's largest sector positions were financials and        (not pictured)
information technology, which constituted 21.63 percent and
14.87 percent of assets, respectively, as of March 31, 2007.   FUND STATISTICS
During the period, utilities represented the best performing
sector in the Index, returning 33.77 percent, and              INCEPTION DATE: October 7, 1996
information technology was the worst performing sector,        TOTAL NET ASSETS: $636 million
returning 3.10 percent.                                        NET ASSET VALUE: $17.53
                                                               TICKER SYMBOL: NOSIX
There were 30 additions and 30 deletions to the Index during   3-YEAR BETA: 1.00
the 12-month period The Fund's regular quarterly share         DIVIDEND SCHEDULE: Quarterly
rebalances to reflect these changes and maintain proper
tracking of the Index occurred in March, June, September and   AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
December. Going forward, we will continue to follow a
passive strategy designed to provide returns that              -----------------------------------------------
approximate those of the benchmark Index.                      ONE YEAR                                 11.57%
                                                               FIVE YEAR                                 5.82%
                                                               TEN YEAR                                  7.69%
                                                               SINCE INCEPTION                           8.13%
                                                               -----------------------------------------------

                                                               Performance quoted represents past performance
                                                               and does not guarantee future results.
                                                               Investment return and principal value will
                                                               fluctuate so that shares, when redeemed, may be
                                                               worth more or less than their original cost.
                                                               Current performance may be lower or higher than
                                                               that shown here. Performance data current to
                                                               the most recent month-end is available at
                                                               NORTHERNFUNDS.COM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The S&P 500 Index is the Standard and Poor's
                                                               Composite Index of 500 stocks, a widely
                   STOCK INDEX FUND     S&P 500 INDEX          recognized, unmanaged index of common stock
                   ----------------     -------------          prices.
10/7/1996              $10,000             $10,000
                       $10,819             $11,124             The graph and table do not reflect the
                       $15,921             $16,458             deduction of taxes that a shareholder would pay
                       $18,749             $19,498             on fund distributions or the redemption of fund
                       $21,986             $22,993             shares.
                       $17,165             $18,012
                       $17,105             $18,059             Unlike the Index, the Fund's total returns are
                       $12,791             $13,588             reduced by operating expenses, such as
                       $17,182             $18,359             transaction costs and management fees.
                       $18,247             $19,587
                       $20,338             $21,884
3/31/2007              $22,691             $24,464


EQUITY INDEX FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES                              MARCH 31, 2007

                                                 GLOBAL REAL   INTERNATIONAL
Amounts in thousands,                           ESTATE INDEX       EQUITY        MID CAP     SMALL CAP      STOCK
except per share data                               FUND         INDEX FUND    INDEX FUND   INDEX FUND   INDEX FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                              $755,289       $1,154,125     $273,437     $284,278     $448,343
Investments, at value                             $786,809       $1,491,887     $315,019     $374,667     $636,750
Cash                                                     1                -            4            6            4
Foreign currencies, at value (cost $4,462 and
   $13,467, respectively)                            4,550           13,669            -            -            -
Dividend income receivable                           1,906            5,475          185          356          729
Interest income receivable                               3               14            3            2            3
Receivable for foreign tax reclaimable                   -              661            -            -            -
Receivable for securities sold                           -              131        1,967          246            -
Receivable for variation margin on futures
   contracts                                           177            6,230           23           30            1
Receivable for fund shares sold                      5,868            3,583          348          313          258
Receivable from investment adviser                       -               67           12            -           23
Unrealized gain on forward foreign currency
   exchange contracts                                    7              262            -            -            -
Prepaid and other assets                                44                3            1            2            2
Total Assets                                       799,365        1,521,982      317,562      375,622      637,770
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized loss on forward foreign currency
   exchange contracts                                    -               89            -            -            -
Payable for securities purchased                    14,246           20,968        1,587        2,375          777
Payable for variation margin on futures
   contracts                                             -              365            1            -            2
Payable for fund shares redeemed                     1,204              392          364          454          641
Payable to affiliates:
   Investment advisory fees                             51               71           12           31           12
   Co-administration fees                               22               43            9           11           19
   Custody and accounting fees                          14               28            2            2            4
   Transfer agent fees                                  15               28            6            7           12
   Trustee fees                                          -                2            1            2            2
Accrued other liabilities                               26              119           29           61           65
Total Liabilities                                   15,578           22,105        2,011        2,943        1,534
-------------------------------------------------------------------------------------------------------------------
Net Assets                                        $783,787       $1,499,877     $315,551     $372,679     $636,236
-------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                     $749,809       $1,152,064     $267,374     $274,156     $473,775
Undistributed net investment income                    892            6,168        1,255        1,375          203
Accumulated undistributed net realized gain
   (loss)                                            1,474            2,156        5,230        6,629      (26,398)
Net unrealized appreciation                         31,612          339,489       41,692       90,519      188,656
Net Assets                                        $783,787       $1,499,877     $315,551     $372,679     $636,236
-------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                         61,274          107,757       25,424       34,112       36,287
NET ASSET VALUE, REDEMPTION AND OFFERING
   PRICE PER SHARE                                $  12.79       $    13.92     $  12.41     $  10.93     $  17.53
-------------------------------------------------------------------------------------------------------------------

Notes to the Financial Statements.


                           NORTHERN FUNDS ANNUAL REPORT   7   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS      FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2007

                                                 GLOBAL REAL   INTERNATIONAL
                                                ESTATE INDEX       EQUITY        MID CAP     SMALL CAP      STOCK
Amounts in thousands                               FUND(1)       INDEX FUND    INDEX FUND   INDEX FUND   INDEX FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                  $ 4,613(2)     $ 33,245(3)     $ 4,877      $  3,988     $10,299
Interest income                                      144           1,222            292           302         677
   Total Investment Income                         4,757          34,467          5,169         4,290      10,976
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                             570           3,124            617           819         546
Co-administration fees                               245           1,874            462           614         819
Custody and accounting fees                          196           1,313            131           320         172
Transfer agent fees                                  163           1,249            308           410         546
Registration fees                                     25              38             23            27          27
Printing fees                                         37             163             49            88          88
Professional fees                                     11              50             11            27          28
Shareholder servicing fees                             -               -              -             1          10
Trustee fees and expenses                              4              23              6            12          12
Interest expense                                       -               8              -             -           -
Other                                                  3              29             10            16          16
-------------------------------------------------------------------------------------------------------------------
Total Expenses                                     1,254           7,871          1,617         2,334       2,264
   Less expenses reimbursed by
      investment adviser                            (193)         (2,239)          (686)         (896)       (899)
   Less custodian credits                             (1)             (1)            (6)           (5)          -
   Net Expenses                                    1,060           5,631            925         1,433       1,365
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                              3,697          28,836          4,244         2,857       9,611
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                       889          14,465         10,302        56,784        (909)
   Futures contracts                                  73           1,114             62          (144)        271
   Foreign currency transactions                      18           2,501              -             -           -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                    31,520         180,803          4,122       (48,560)     50,684
   Futures contracts                                   -             611           (124)           (9)        186
   Forward foreign currency exchange
      contracts                                        7             390              -             -           -
   Translation of other assets and
      liabilities denominated in foreign
      currencies                                      85             117              -             -           -
   Net Gains on Investments and Foreign
      Currency                                    32,592         200,001         14,362         8,071      50,232
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                               $36,289        $228,837        $18,606      $ 10,928     $59,843
-------------------------------------------------------------------------------------------------------------------

(1)  Commenced investment operations on July 26, 2006.

(2)  Net of $538 in non-reclaimable foreign withholding taxes.

(3)  Net of $4,113 in non-reclaimable foreign withholding taxes.

Notes to the Financial Statements.


EQUITY INDEX FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS                      FOR THE FISCAL YEARS OR
                                                          PERIOD ENDED MARCH 31,

                                  GLOBAL REAL      INTERNATIONAL
                                 ESTATE INDEX          EQUITY                MID CAP            SMALL CAP              STOCK
                                     FUND            INDEX FUND            INDEX FUND           INDEX FUND          INDEX FUND
Amounts in thousands                2007(1)       2007        2006       2007      2006       2007      2006      2007      2006
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income             $  3,697     $   28,836  $   13,745  $  4,244  $  2,253  $   2,857  $  3,837  $  9,611  $  7,362
Net realized gains (losses)            980         18,080       5,074    10,364     3,571     56,640    22,639      (638)      105
Net change in unrealized
   appreciation (depreciation)      31,612        181,921     160,821     3,998    38,283    (48,569)   71,626    50,870    41,334
   Net Increase in Net Assets
   Resulting from Operations        36,289        228,837     179,640    18,606    44,107     10,928    98,102    59,843    48,801
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
   assets resulting from
   capital share transactions      749,809        184,562     694,147   (31,778)  196,656    (90,445)   55,326    87,401    65,265
Net Increase (Decrease) in Net
   Assets Resulting from
   Capital Share Transactions      749,809        184,562     694,147   (31,778)  196,656    (90,445)   55,326    87,401    65,265
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income          (2,150)       (30,997)     (5,600)   (3,420)   (1,595)    (2,800)   (3,000)   (9,490)   (7,336)
From net realized gains               (161)       (18,153)     (2,593)   (8,156)     (955)   (49,635)   (4,322)        -         -
   Total Distributions Paid         (2,311)       (49,150)     (8,193)  (11,576)   (2,550)   (52,435)   (7,322)   (9,490)   (7,336)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                      783,787        364,249     865,594   (24,748)  238,213   (131,952)  146,106   137,754   106,730
NET ASSETS:
Beginning of period                      -      1,135,628     270,034   340,299   102,086    504,631   358,525   498,482   391,752
End of period                     $783,787     $1,499,877  $1,135,628  $315,551  $340,299  $ 372,679  $504,631  $636,236  $498,482
----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME              $    892     $    6,168  $    5,600  $  1,255  $    727  $   1,375  $  1,700  $    203  $    151
----------------------------------------------------------------------------------------------------------------------------------

(1)  Commenced investment operations on July 26, 2006.

Notes to the Financial Statements.


                           NORTHERN FUNDS ANNUAL REPORT   9   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

                                                                     GLOBAL REAL
                                                                    ESTATE INDEX
                                                                        FUND
Selected per share data                                                 2007
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.15
Net realized and unrealized gains                                         2.77
   Total from Investment Operations                                       2.92
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                                        (0.12)
   From net realized gains                                               (0.01)
      Total Distributions Paid                                           (0.13)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $  12.79
--------------------------------------------------------------------------------
TOTAL RETURN (2)                                                         29.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                               $783,787
Ratio to average net assets of: (3)
   Expenses, net of reimbursements and credits                            0.65%
   Expenses, before reimbursements and credits                            0.77%
   Net investment income, net of reimbursements and credits               2.27%
   Net investment income, before reimbursements and credits               2.15%
Portfolio Turnover Rate                                                   8.42%
--------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)  Annualized for periods less than one year.

(4)  Commenced investment operations on July 26, 2006.

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

                                 FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

                                                    INTERNATIONAL EQUITY INDEX FUND
Selected per share data                              2007         2006       2005(4)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    12.04   $     9.81   $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.35         0.15       0.02
Net realized and unrealized gains (losses)              2.04         2.18      (0.21)
   Total from Investment Operations                     2.39         2.33      (0.19)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                      (0.32)       (0.07)         -
   From net realized gains                             (0.19)       (0.03)         -
      Total Distributions Paid                         (0.51)       (0.10)         -
------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    13.92   $    12.04   $   9.81
------------------------------------------------------------------------------------
TOTAL RETURN (2)                                       20.05%       23.91%     (1.90)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period           $1,499,877   $1,135,628   $270,034
Ratio to average net assets of: (3)
   Expenses, net of reimbursements and credits          0.45%        0.45%      0.45%
   Expenses, before reimbursements and credits          0.63%        0.62%      0.62%
   Net investment income, net of reimbursements
      and credits                                       2.31%        1.96%      7.58%(5)
   Net investment income, before reimbursements
      and credits                                       2.13%        1.79%      7.41%(5)
Portfolio Turnover Rate                                 7.49%        3.40%      0.00%
------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)  Annualized for periods less than one year.

(4)  Commenced investment operations on March 22, 2005.

(5) As the Fund commenced investment operations on March 22, 2005, annualized investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   11   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

                                                        MID CAP INDEX FUND
Selected per share data                             2007       2006      2005(3)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.94   $   9.94   $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                 0.20       0.10       0.02
Net realized and unrealized gains (losses)            0.75       2.01      (0.08)
   Total from Investment Operations                   0.95       2.11      (0.06)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                        (0.14)     (0.07)         -
   From net realized gains                           (0.34)     (0.04)         -
      Total Distributions Paid                       (0.48)     (0.11)         -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  12.41   $  11.94   $   9.94
--------------------------------------------------------------------------------
TOTAL RETURN (1)                                      8.15%     21.23%     (0.50)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period           $315,551   $340,299   $102,086
Ratio to average net assets of: (2)
   Expenses, net of reimbursements and credits        0.30%      0.30%      0.30%
   Expenses, before reimbursements and credits        0.52%      0.60%      0.63%
   Net investment income, net of reimbursements
      and credits                                     1.38%      1.05%      9.14%(4)
   Net investment income, before reimbursements
      and credits                                     1.16%      0.75%      8.81%(4)
Portfolio Turnover Rate                              23.20%     18.88%      0.00%
--------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3)  Commenced investment operations on March 22, 2005.

(4) As the Fund commenced investment operations on March 22, 2005, annualized investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

                                  FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

                                                                                       SMALL CAP INDEX FUND
Selected per share data                                                   2007      2006       2005       2004       2003
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $  11.98   $   9.71   $   9.30   $   5.75   $   8.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.10       0.09       0.06       0.04       0.06
Net realized and unrealized gains (losses)                                 0.52       2.36       0.38       3.55      (2.25)
   Total from Investment Operations                                        0.62       2.45       0.44       3.59      (2.19)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                             (0.09)     (0.07)     (0.03)     (0.04)     (0.05)
   From net realized gains                                                (1.58)     (0.11)         -          -      (0.01)
      Total Distributions Paid                                            (1.67)     (0.18)     (0.03)     (0.04)     (0.06)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                           $  10.93   $  11.98   $   9.71   $   9.30   $   5.75
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                           5.51%     25.51%      4.74%     62.44%    (27.49)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                  $372,679   $504,631   $358,525   $345,538   $173,886
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits                    0.35%      0.35%      0.62%      0.65%      0.65%
   Expenses, before waivers, reimbursements and credits                    0.57%      0.51%      0.89%      1.02%      1.10%
   Net investment income, net of waivers, reimbursements and credits       0.70%      0.93%      0.66%      0.58%      0.79%
   Net investment income, before waivers, reimbursements and credits       0.48%      0.77%      0.39%      0.21%      0.34%
Portfolio Turnover Rate                                                   21.77%     22.33%     31.27%     26.94%     51.12%
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   13   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                STOCK INDEX FUND
Selected per share data                                         2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $  15.98   $  14.57   $  13.93   $  10.49   $  14.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.29       0.25       0.22       0.15       0.14
Net realized and unrealized gains (losses)                        1.54       1.41       0.64       3.44      (3.71)
   Total from Investment Operations                               1.83       1.66       0.86       3.59      (3.57)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.28)     (0.25)     (0.22)     (0.15)     (0.14)
      Total Distributions Paid                                   (0.28)     (0.25)     (0.22)     (0.15)     (0.14)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $  17.53   $  15.98   $  14.57   $  13.93   $  10.49
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                 11.57%     11.46%      6.20%     34.33%    (25.22)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $636,236   $498,482   $391,752   $392,327   $305,859
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.25%      0.25%      0.52%      0.55%      0.55%
   Expenses, before waivers and reimbursements                    0.41%      0.50%      0.79%      0.82%      0.86%
   Net investment income, net of waivers and reimbursements       1.76%      1.66%      1.56%      1.18%      1.19%
   Net investment income, before waivers and reimbursements       1.60%      1.41%      1.29%      0.91%      0.88%
Portfolio Turnover Rate                                           3.25%      4.86%      4.22%      5.33%      6.82%
------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

GLOBAL REAL ESTATE INDEX FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8%
AUSTRALIA - 10.4%
   Abacus Property Group NPV                                464,828   $      748
   Australand Property Group                                367,119          648
   Babcock & Brown Japan Property Trust                     389,759          606
   Bunnings Warehouse Property Trust                        236,879          414
   Centro Properties Group                                  682,766        4,811
   Centro Retail Group                                      206,777          280
   CFS Retail Property Trust                              1,330,541        2,390
   Commonwealth Property Office Fund                      1,342,780        1,488
   DB RREEF Trust                                         2,378,383        3,319
   FKP Property Group                                       176,237        1,041
   Galileo Shopping America Trust                           815,999          769
   GPT Group                                              1,699,070        6,791
   ING Industrial Fund                                      885,673        1,691
   ING Office Fund                                        1,011,724        1,285
   Investa Property Group                                 1,274,889        2,506
   Macquarie CountryWide Trust                            1,035,566        1,734
   Macquarie DDR Trust                                      754,841          727
   Macquarie Goodman Group                                1,389,810        7,860
   Macquarie Office Trust                                 1,647,104        2,019
   Macquarie ProLogis Trust                                 703,535          714
   Mirvac Group                                             834,119        3,536
   Multiplex Group                                          525,870        1,902
   Stockland *                                                7,095           47
   Stockland - New                                        1,147,904        7,569
   Sunland Group Ltd.                                       172,527          469
   Tishman Speyer Office Fund                               274,718          553
   Valad Property Group                                     585,173          966
   Westfield Group                                        1,471,506       24,489
--------------------------------------------------------------------------------
                                                                          81,372
--------------------------------------------------------------------------------
AUSTRIA - 1.7%
   CA Immobilien Anlagen A.G. *                              48,557        1,621
   Conwert Immobilien Invest A.G. *                          47,735        1,051
   Immoeast A.G. *                                          231,652        3,467
   IMMOFINANZ A.G. *                                        372,385        5,970
   Sparkassen Immobilien A.G. *                              56,034        1,057
--------------------------------------------------------------------------------
                                                                          13,166
--------------------------------------------------------------------------------
BELGIUM - 0.4%
   Befimmo SCA Sicafi                                         8,091        1,055
   Cofinimmo                                                  6,211        1,294
   Intervest Offices                                          5,599          239
   Leasinvest Real Estate SCA                                 1,576          174
   Warehouses De Pauw SCA                                     5,315          383

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8% - CONTINUED
BELGIUM - 0.4% - (CONTINUED)
   Wereldhave Belgium N.V                                     1,733   $      151
--------------------------------------------------------------------------------
                                                                           3,296
--------------------------------------------------------------------------------
BERMUDA - 0.3%
   Orient-Express Hotels Ltd.                                35,403        2,118
--------------------------------------------------------------------------------
CANADA - 2.4%
   Alexis Nihon Real Estate Investment Trust                 16,227          261
   Allied Properties Real Estate Investment Trust            15,778          287
   Boardwalk Real Estate Investment Trust                    43,165        1,659
   Calloway Real Estate Investment Trust                     62,498        1,510
   Canadian Apartment Properties Real Estate
      Investment Trust                                       49,600          886
   Canadian Hotel Income Properties Real Estate
   Investment Trust                                          27,687          368
   Canadian Real Estate Investment Trust                     48,100        1,292
   Chartwell Seniors Housing Real Estate
      Investment Trust                                       57,500          708
   Cominar Real Estate Investment Trust                      29,500          601
   Dundee Real Estate Investment Trust                       32,018        1,101
   Extendicare Real Estate Investment Trust                  48,229          666
   H&R Real Estate Investment Trust                         103,320        2,204
   InnVest Real Estate Investment Trust                      40,000          478
   Legacy Hotels Real Estate Investment Trust                87,395        1,026
   Morguard Real Estate Investment Trust                     36,400          496
   Northern Property Real Estate Investment Trust            13,900          309
   Primaris Retail Real Estate Investment Trust              48,392          852
   RioCan Real Estate Investment Trust                      172,623        3,714
   Sunrise Senior Living Real Estate Investment Trust        47,300          690
--------------------------------------------------------------------------------
                                                                          19,108
--------------------------------------------------------------------------------
CAYMAN ISLANDS - 0.3%
   Shimao Property Holdings Ltd. *                        1,011,500        2,004
--------------------------------------------------------------------------------
DENMARK - 0.1%
   Keops A/S *                                               38,866          147
   TK Development *                                          22,796          456
--------------------------------------------------------------------------------
                                                                             603
--------------------------------------------------------------------------------
FINLAND - 0.3%
   Citycon OYJ                                              118,751          930
   Sponda OYJ                                                68,500        1,185
   Technopolis PLC                                           33,273          338
--------------------------------------------------------------------------------
                                                                           2,453
--------------------------------------------------------------------------------
FRANCE - 3.2%
   Acanthe Developpement S.A                                 33,261          144
   Affine S.A                                                 1,085          210

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   15   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8% - CONTINUED
FRANCE - 3.2% - (CONTINUED)
   Fonciere Des Regions                                      11,837   $    2,212
   Gecina S.A.                                               10,348        1,925
   Icade *                                                   22,175        1,629
   Klepierre                                                 19,177        3,711
   Mercialys                                                 23,958          981
   Societe de la Tour Eiffel                                  4,201          785
   Societe Immobiliere de Location pour l'Industrie
      et le Commerce                                         10,811        1,946
   Unibail                                                   38,079       11,542
--------------------------------------------------------------------------------
                                                                          25,085
--------------------------------------------------------------------------------
GERMANY - 0.8%
   Colonia Real Estate A.G. *                                12,968          707
   Deutsche Euroshop A.G.                                    14,163        1,101
   Deutsche Euroshop A.G.                                    15,382          809
   IVG Immobilien A.G.                                       72,168        3,456
   Patrizia Immobilien A.G. *                                21,606          483
--------------------------------------------------------------------------------
                                                                           6,556
--------------------------------------------------------------------------------
GREECE - 0.1%
   Babis Vovos International Construction S.A.               21,187          793
   Eurobank Properties Real Estate Investment Co.             5,440          126
   Lamda Development S.A. *                                  10,400          193
--------------------------------------------------------------------------------
                                                                           1,112
--------------------------------------------------------------------------------
HONG KONG - 7.9%
   Agile Property Holdings Ltd.                           1,230,000        1,212
   Champion Real Estate Investment Trust *                1,138,000          647
   China Overseas Land & Investment Ltd.                  2,933,000        3,687
   China Resources Land Ltd.                              1,088,000        1,312
   Great Eagle Holdings Ltd.                                242,000          821
   Hang Lung Properties Ltd.                              1,724,000        4,821
   Henderson Land Development Co. Ltd.                      647,000        3,780
   Hongkong Land Holdings Ltd.                            1,432,000        6,673
   Hopson Development Holdings Ltd.                         314,000          789
   Hysan Development Co. Ltd.                               657,000        1,787
   Kerry Properties Ltd.                                    414,500        2,130
   Kowloon Development Co. Ltd.                             464,500          892
   Link REIT (The)                                        1,780,000        4,283
   New World China Land Ltd.                                918,000          553
   New World Development Ltd.                             2,305,000        5,228
   Shenzhen Investment Ltd.                               1,132,000          578
   Shui On Land Ltd. *                                    1,019,000          844
   Sino Land Co.                                          1,912,000        4,116

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8% - CONTINUED
HONG KONG - 7.9% - (CONTINUED)
   Sun Hung Kai Properties Ltd.                           1,552,000   $   17,958
--------------------------------------------------------------------------------
                                                                          62,111
--------------------------------------------------------------------------------
ITALY - 0.5%
   Aedes S.p.A.                                              62,279          554
   Beni Stabili S.p.A.                                    1,060,137        1,771
   Immobiliare Grande Distribuzione                          90,958          505
   Risanamento S.p.A.                                        90,438          947
--------------------------------------------------------------------------------
                                                                           3,777
--------------------------------------------------------------------------------
JAPAN - 13.6%
   Aeon Mall Co. Ltd.                                        20,400          599
   Daibiru Corp.                                             44,400          634
   Daikyo, Inc.                                              70,000          385
   Diamond City Co. Ltd.                                     22,600          513
   Goldcrest Co Ltd.                                         10,840          596
   Heiwa Real Estate Co. Ltd.                               109,500          738
   Japan Prime Realty Investment Corp.                          523        2,300
   Japan Real Estate Investment Corp.                           342        4,529
   Japan Retail Fund Investment Corp.                           322        3,171
   Kenedix Realty Investment Corp.                              129        1,002
   Mitsubishi Estate Co Ltd.                                856,000       28,121
   Mitsui Fudosan Co. Ltd.                                  734,000       21,559
   Mori Trust Sogo REIT, Inc.                                    61          797
   Nippon Building Fund Inc.                                    217        1,192
   Nippon Commercial Investment Corp.                           425        7,035
   Nomura Real Estate Office Fund, Inc.                         222        2,846
   NTT Urban Development Corp.                                1,115        2,612
   Orix JREIT, Inc.                                             187        1,746
   Premier Investment Co.                                        77          652
   Shoei Co. Ltd.                                            21,500          619
   Sumitomo Realty & Development Co. Ltd.                   397,000       15,064
   TOC Co. Ltd.                                              76,500          509
   Tokyo Tatemono Co. Ltd.                                  199,000        3,004
   Tokyu Land Corp.                                         333,000        3,796
   Tokyu REIT, Inc.                                             110        1,195
   United Urban Investment Corp.                                135        1,133
--------------------------------------------------------------------------------
                                                                         106,347
--------------------------------------------------------------------------------
LUXEMBOURG - 0.1%
   GAGFAH S.A.                                               37,083        1,001
--------------------------------------------------------------------------------
NETHERLANDS - 2.6%
   Corio N.V.                                                55,882        5,078
   Eurocommercial Properties N.V.                            29,124        1,712
   Nieuwe Steen Investments Funds N.V.                       29,107          854

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8% - CONTINUED
NETHERLANDS - 2.6% - (CONTINUED)
   Plaza Centers N.V. *                                      91,289   $      339
   Rodamco Europe N.V.                                       55,846        7,763
   Vastned Offices/Industrial                                17,392          721
   Vastned Retail N.V.                                       13,862        1,413
   Wereldhave N.V.                                           17,282        2,661
--------------------------------------------------------------------------------
                                                                          20,541
--------------------------------------------------------------------------------
NEW ZEALAND - 0.1%
   Kiwi Income Property Trust                               591,168          697
--------------------------------------------------------------------------------
NORWAY - 0.1%
   Norwegian Property ASA *                                  59,822          709
--------------------------------------------------------------------------------
POLAND - 0.2%
   Globe Trade Centre S.A. *                                 89,984        1,601
--------------------------------------------------------------------------------
SINGAPORE - 2.4%
   Allgreen Properties Ltd.                                 637,000          735
   Ascendas Real Estate Investment Trust                  1,109,000        1,747
   CapitaCommercial Trust                                   859,000        1,574
   CapitaLand Ltd.                                        1,159,000        6,113
   CapitaMall Trust                                         977,000        2,422
   Guocoland Ltd.                                           265,000          734
   Keppel Land Ltd.                                         298,000        1,866
   Mapletree Logistics Trust                                668,000          568
   Singapore Land Ltd.                                      137,000          957
   Suntec Real Estate Investment Trust                    1,186,000        1,548
   Wing Tai Holdings Ltd.                                   432,000          906
--------------------------------------------------------------------------------
                                                                          19,170
--------------------------------------------------------------------------------
SPAIN - 0.1%
   Rents Corp Real Estate Corp. *                             8,078          390
--------------------------------------------------------------------------------
SWEDEN - 1.0%
   Castellum AB                                             143,041        2,069
   Fabege AB                                                 82,936        2,085
   Hufvudstaden AB                                           67,190          770
   Klovern AB                                                72,618          340
   Kungsleden AB *                                          113,517        2,041
   Wihlborgs Fastigheter AB                                  31,531          677
--------------------------------------------------------------------------------
                                                                           7,982
--------------------------------------------------------------------------------
SWITZERLAND - 0.5%
   Allreal Holding A.G. (Registered)                          3,957          505
   PSP Swiss Property A.G. (Registered) *                    38,946        2,372
   Swiss Prime Site A.G. (Registered) *                      15,850          979
   Zueblin Immobilien Holding A.G. (Registered) *            25,781          266
--------------------------------------------------------------------------------
                                                                           4,122
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8% - CONTINUED
UNITED KINGDOM - 9.7%
   Assura Group Ltd.                                        192,642   $      788
   Big Yellow Group PLC                                      70,465          927
   British Land Co. PLC                                     430,717       12,951
   Brixton PLC                                              224,355        2,245
   Capital & Regional PLC                                    59,436        1,801
   CLS Holdings PLC *                                        44,310          640
   Daejan Holdings                                            3,830          398
   Derwent London PLC                                        85,508        3,653
   Development Securities PLC                                32,050          404
   Freeport PLC *                                            28,367          224
   Grainger PLC                                              81,029        1,028
   Great Portland Estates PLC                               135,911        2,075
   Hammerson PLC                                            236,879        8,078
   Helical Bar PLC                                           76,308          645
   Invista Foundation Property Trust Ltd                    297,070          791
   Land Securities Group PLC                                386,478       16,276
   Liberty International PLC                                301,837        7,407
   Mapeley Ltd.                                               9,616          736
   Marylebone Warwick Balfour Group PLC *                    30,436          175
   Minerva PLC *                                            133,799        1,005
   Mucklow (A&J) Group PLC                                   17,996          170
   Primary Health Properties PLC                             17,841          165
   Quintain Estates & Development PLC                       108,302        1,909
   Shaftesbury PLC                                          111,470        1,666
   Slough Estates PLC                                       390,439        6,024
   St. Modwen Properties PLC                                 75,786        1,050
   Unite Group PLC                                          102,736        1,049
   Workspace Group PLC                                      144,391        1,430
--------------------------------------------------------------------------------
                                                                          75,710
--------------------------------------------------------------------------------
UNITED STATES - 40.0%
   Acadia Realty Trust                                       23,866          622
   Affordable Residential Communities Inc. *                 29,340          356
   Agree Realty Corp.                                         4,534          155
   Alexander's, Inc. *                                        1,525          628
   Alexandria Real Estate Equities, Inc.                     24,707        2,480
   AMB Property Corp.                                        83,160        4,889
   American Campus Communities, Inc.                         17,070          517
   American Financial Realty Trust                          114,970        1,159
   Apartment Investment & Management Co.                     82,250        4,745
   Archstone-Smith Trust                                    182,450        9,903
   Ashford Hospitality Trust, Inc.                           55,360          661
   Associated Estates Realty Corp.                            9,219          130

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   17   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND (continued)

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8% - CONTINUED
UNITED STATES - 40.0% - (CONTINUED)
   AvalonBay Communities, Inc.                               65,735   $    8,546
   BioMed Realty Trust, Inc.                                 56,700        1,491
   Boston Properties, Inc.                                   98,105       11,517
   Brandywine Realty Trust                                   75,095        2,509
   BRE Properties, Inc.                                      43,106        2,722
   Brookfield Properties Corp.                              165,983        6,751
   Camden Property Trust                                     47,030        3,307
   CBL & Associates Properties, Inc.                         55,144        2,473
   Cedar Shopping Centers, Inc.                              31,951          518
   Colonial Properties Trust                                 38,644        1,765
   Corporate Office Properties Trust SBI MD                  39,751        1,816
   Corrections Corp. of America *                            50,816        2,684
   Cousins Properties, Inc.                                  33,401        1,098
   Crescent Real Estate Equities Co.                         85,749        1,720
   Developers Diversified Realty Corp.                       91,839        5,777
   DiamondRock Hospitality Co.                               79,426        1,509
   Digital Realty Trust, Inc.                                17,430          695
   Douglas Emmett Inc                                        49,003        1,251
   Duke Realty Corp.                                        113,344        4,927
   EastGroup Properties, Inc.                                19,058          973
   Education Realty Trust, Inc.                              17,670          261
   Entertainment Properties Trust                            22,455        1,353
   Equity Inns, Inc.                                         42,290          693
   Equity Lifestyle Properties, Inc.                         20,845        1,125
   Equity One, Inc.                                          28,293          750
   Equity Residential                                       244,539       11,794
   Essex Property Trust, Inc.                                19,704        2,551
   Extra Space Storage, Inc.                                 51,550          976
   Federal Realty Investment Trust                           46,216        4,188
   FelCor Lodging Trust, Inc.                                52,740        1,370
   First Industrial Realty Trust, Inc.                       37,402        1,694
   First Potomac Realty Trust                                17,897          511
   Forest City Enterprises, Inc., Class A                    63,383        4,195
   General Growth Properties, Inc.                          202,260       13,060
   Getty Realty Corp.                                        12,955          372
   Glimcher Realty Trust                                     27,840          752
   GMH Communities Trust                                     28,370          283
   Health Care Property Investors, Inc.                     173,323        6,245
   Health Care REIT, Inc.                                    61,662        2,707
   Healthcare Realty Trust, Inc.                             41,502        1,548
   Hersha Hospitality Trust                                  27,900          329
   Highland Hospitality Corp.                                46,822          833

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8% - CONTINUED
UNITED STATES - 40.0% - (CONTINUED)
   Highwoods Properties, Inc.                                48,388   $    1,911
   Home Properties, Inc.                                     28,257        1,492
   Hospitality Properties Trust                              77,142        3,610
   Host Hotels & Resorts, Inc.                              434,610       11,435
   HRPT Properties Trust                                    179,143        2,203
   Inland Real Estate Corp.                                  57,823        1,060
   Innkeepers USA Trust                                      33,550          546
   Investors Real Estate Trust                               33,676          357
   Kilroy Realty Corp.                                       27,731        2,045
   Kimco Realty Corp.                                       208,465       10,161
   Kite Realty Group Trust                                   20,130          402
   LaSalle Hotel Properties                                  34,027        1,577
   Lexington Realty Trust                                    57,450        1,214
   Liberty Property Trust                                    74,693        3,639
   LTC Properties, Inc.                                      17,007          441
   Macerich (The) Co.                                        60,632        5,600
   Mack-Cali Realty Corp.                                    56,680        2,700
   Maguire Properties, Inc.                                  40,970        1,457
   Medical Properties Trust, Inc.                            38,905          571
   Mid-America Apartment Communities, Inc.                   20,834        1,172
   Mills (The) Corp.                                         46,667        1,178
   National Healthcare Corp.                                  7,030          358
   National Retail Properties, Inc.                          50,624        1,225
   Nationwide Health Properties, Inc.                        75,306        2,354
   New Plan Excel Realty Trust                               88,366        2,919
   Omega Healthcare Investors, Inc.                          45,998          789
   Parkway Properties, Inc.                                  11,595          606
   Pennsylvania Real Estate Investment Trust                 30,834        1,367
   Post Properties, Inc.                                     36,359        1,663
   Prologis                                                 211,620       13,740
   PS Business Parks, Inc.                                   12,467          879
   Public Storage, Inc.                                     106,610       10,093
   Ramco-Gershenson Properties                               11,952          427
   Realty Income Corp.                                       86,040        2,426
   Regency Centers Corp.                                     57,680        4,819
   Republic Property Trust                                   15,173          174
   Saul Centers, Inc.                                         9,531          542
   Senior Housing Properties Trust                           70,327        1,681
   Simon Property Group, Inc.                               185,025       20,584
   SL Green Realty Corp.                                     49,306        6,764
   Sovran Self Storage, Inc.                                 15,439          855
   Spirit Finance Corp.                                      91,503        1,363

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8% - CONTINUED
UNITED STATES - 40.0% - (CONTINUED)
   Strategic Hotels & Resorts, Inc.                          65,120   $    1,489
   Sun Communities, Inc.                                     12,679          393
   Sunstone Hotel Investors, Inc.                            49,020        1,336
   Tanger Factory Outlet Centers                             23,960          968
   Taubman Centers, Inc.                                     33,188        1,925
   TravelCenters of America LLC -
      Fractional Shares *                                    50,000            -
   U-Store-It Trust                                          43,880          883
   UDR, Inc.                                                112,846        3,455
   Universal Health Realty Income Trust                       7,664          274
   Urstadt Biddle Properties, Inc., Class A                  12,049          236
   Ventas, Inc.                                              88,488        3,728
   Vornado Realty Trust                                     127,123       15,171
   Washington Real Estate Investment Trust                   38,289        1,433
   Weingarten Realty Investors                               72,337        3,440
   Winston Hotels, Inc.                                      19,552          294
   Winthrop Realty Trust                                     30,190          200
--------------------------------------------------------------------------------
                                                                         313,508
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $743,149)                                                          774,539

INVESTMENT COMPANIES - 0.6%
   F&C Commercial Property Trust Ltd.                           241          640
   ING UK Real Estate Income Trust Ltd.                         276          656
   Invesco Property Income Trust Limited                        115          278
   ISIS Property Ltd.                                            40          119
   ISIS Property Trust 2 Ltd                                     61          166
   ProLogis European Properties                                  46          964
   Sparkassen Immo Invest Genusscheine                            2          268
   Standard Life Investment Property
      Income Trust PLC                                           75          181
   Teesland Advantage Property Income Trust Ltd.                107          241
   UK Balanced Property Trust (The) Ltd.                        149          431
   UK Commercial Property Trust Ltd.                            205          424
   Westbury Property (The) Fund Ltd.                             75          258
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------
(COST $4,496)                                                              4,626

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
RIGHTS - 0.0%
   Centro Retail Group                                      158,523       $-
   Conwert Immobilien Invest A.G                             44,040        -
--------------------------------------------------------------------------------
TOTAL RIGHTS
--------------------------------------------------------------------------------
(COST $ -)                                                                 -

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.0%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42% 4/2/07                                     $      7,644        7,644
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $7,644)                                                              7,644
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%
--------------------------------------------------------------------------------
(COST $755,289)                                                          786,809
   Liabilities less Other Assets - (0.4)%                                 (3,022)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $783,787

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Global Real Estate Index Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Capital Markets                                                         0.2%
Commercial Service & Supply                                             0.3
Hotels Restaurants & Leisure                                            0.3
Household Durables                                                      0.1
Industrial Conglomerates                                                6.4
Real Estate                                                             0.2
Real Estate Investment Trusts                                          65.1
Real Estate Management/Development                                     27.4
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   19   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

GLOBAL REAL ESTATE INDEX FUND (continued)

At March 31, 2007, the Global Real Estate Index Fund had outstanding forward foreign currency exchange contracts as follows:

                AMOUNT         IN         AMOUNT
 CONTRACTS     (LOCAL       EXCHANGE       (LOCAL                  UNREALIZED
TO DELIVER    CURRENCY)       FOR        CURRENCY)    SETTLEMENT      GAIN
  CURRENCY      (000S)      CURRENCY       (000S)        DATE        (000S)
-----------   ---------   -----------   -----------   ----------   ----------
Norwegian
   Krone        1,522     U.S. Dollar          250      4/2/07         $-
                          Australian
U.S. Dollar       576     Dollar               714      4/2/07          2
                          British
U.S. Dollar       679     Pound                346      4/2/07          2
                          Canadian
U.S. Dollar        69     Dollar                80      4/2/07          -
U.S. Dollar       626     Euro                 469      4/2/07          1
                          Hong Kong
U.S. Dollar       463     Dollar             3,617      4/2/07          -
                          Japanese
U.S. Dollar       860     Yen              101,450      4/2/07          1
                          New
                          Zealand
U.S. Dollar        15     Dollar                21      4/2/07          -
                          Polish
U.S. Dollar        24     Zloty                 70      4/2/07          -
                          Singapore
U.S. Dollar       166     Dollar               252      4/2/07          -
                          Swedish
U.S. Dollar        80     Krona                559      4/2/07          -
                          Swiss
U.S. Dollar        18     Franc                 22      4/2/07          -
                          Australian
U.S. Dollar       497     Dollar               614      4/3/07          -
                          British
U.S. Dollar       413     Pound                210      4/3/07          -
                          Danish
U.S. Dollar        16     Krone                 89      4/3/07          -
U.S. Dollar       398     Euro                 298      4/3/07          -
                          Hong Kong
U.S. Dollar       346     Dollar             2,703      4/3/07          -
                          Japanese
U.S. Dollar       572     Yen               67,404      4/3/07          1
                          Polish
U.S. Dollar         1     Zloty                  3      4/3/07          -
                          Singapore
U.S. Dollar       101     Dollar               153      4/3/07          -
                          Swiss
U.S. Dollar         1     Franc                  1      4/3/07          -
--------------------------------------------------------------------------------
Total                                                                  $7

At March 31, 2007, the Global Real Estate Index Fund's investments were denominated in the following currencies:

                                                                  % OF LONG-TERM
CONCENTRATION BY CURRENCY                                           INVESTMENTS
--------------------------------------------------------------------------------
U.S. Dollar                                                             40.5%
Japanese Yen                                                            13.7
Australian Dollar                                                       10.4
British Pound                                                           10.2
Euro                                                                    10.0
Hong Kong Dollar                                                         7.4
All other currencies less than 5%                                        7.8
--------------------------------------------------------------------------------
Total                                                                  100.0%

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

INTERNATIONAL EQUITY INDEX FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0%
AUSTRALIA - 5.6%
   ABC Learning Centres Ltd.                                 32,918   $      194
   AGL Energy Ltd.                                           48,913          638
   Alinta Ltd.                                               55,594          653
   Alumina Ltd.                                             124,910          739
   Amcor Ltd.                                               105,253          643
   AMP Ltd.                                                 205,963        1,731
   Ansell Ltd.                                                5,525           52
   APN News & Media Ltd.                                      9,689           46
   Aristocrat Leisure Ltd.                                   38,790          515
   Australia & New Zealand Banking Group Ltd.               203,035        4,879
   Australian Stock Exchange Ltd.                            20,330          724
   AXA Asia Pacific Holdings Ltd.                            94,494          552
   Babcock & Brown International Pty Ltd.                    20,866          464
   BHP Billiton Ltd.                                        382,765        9,256
   Billabong International Ltd.                              11,476          155
   BlueScope Steel Ltd.                                      82,508          701
   Boral Ltd.                                                62,943          420
   Brambles Ltd. *                                          172,921        1,904
   Caltex Australia Ltd.                                     14,209          274
   Centro Properties Group                                   93,879          662
   CFS Gandel Retail Trust                                  183,099          329
   Challenger Financial Services Group Ltd.                   4,771           18
   Coca-Cola Amatil Ltd.                                     55,716          397
   Cochlear Ltd.                                              6,323          331
   Coles Myer Ltd.                                          129,469        1,702
   Commonwealth Bank of Australia                           137,975        5,610
   Commonwealth Property Office Fund                        175,086          194
   Computershare Ltd.                                        49,789          437
   CSL Ltd.                                                  21,060        1,403
   CSR Ltd.                                                 100,346          277
   DB RREEF Trust                                           307,075          429
   Downer EDI Ltd.                                           25,941          143
   Foster's Group Ltd.                                      235,728        1,306
   Futuris Corp. Ltd.                                         8,802           15
   Goodman Fielder Ltd.                                     111,815          221
   GPT Group                                                220,934          883
   Harvey Norman Holdings Ltd.                               58,125          222
   Iluka Resources Ltd.                                       5,463           26
   ING Industrial Fund                                        8,230           16
   Insurance Australia Group Ltd.                           186,793          886
   Investa Property Group                                   172,891          340
   John Fairfax Holdings Ltd.                               113,614          458

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
AUSTRALIA - 5.6% - (CONTINUED)
   Leighton Holdings Ltd.                                    14,785   $      401
   Lend Lease Corp. Ltd.                                     38,890          629
   Lion Nathan Ltd.                                          31,803          227
   Macquarie Airports Management Ltd.                        36,653          118
   Macquarie Bank Ltd.                                       28,113        1,882
   Macquarie Communications Infrastructure Group             35,666          189
   Macquarie Goodman Group                                  161,912          916
   Macquarie Infrastructure Group                           310,196          964
   Macquarie Office Trust                                   198,464          243
   Mirvac Group                                             111,025          471
   Multiplex Group                                           19,763           72
   National Australia Bank Ltd.                             178,940        5,849
   Newcrest Mining Ltd.                                      36,032          694
   OneSteel Ltd.                                             44,038          184
   Orica Ltd.                                                34,780          713
   Origin Energy Ltd.                                        99,905          728
   Pacific Brands Ltd.                                       15,776           39
   Paladin Resources Ltd. *                                  13,981          110
   PaperlinX Ltd.                                            10,058           34
   Perpetual Ltd.                                             4,700          295
   Publishing & Broadcasting Ltd.                            14,537          233
   Qantas Airways Ltd.                                      104,098          442
   QBE Insurance Group Ltd.                                  88,941        2,270
   Rinker Group Ltd.                                         98,434        1,437
   Rio Tinto Ltd.                                            32,327        2,061
   Santos Ltd.                                               66,874          549
   Sonic Healthcare Ltd.                                     33,298          397
   Stockland                                                162,935        1,074
   Stockland - New *                                          3,438           23
   Suncorp-Metway Ltd.                                      104,529        1,759
   Sydney Roads Group                                        86,163           94
   Symbion Health Ltd.                                       59,734          175
   TABCORP Holdings Ltd.                                     63,197          843
   Tattersall's Ltd.                                         95,846          399
   Telstra Corp. Ltd.                                       326,275        1,230
   Telstra Corp. Ltd. - Installment Receipts                157,025          408
   Toll Holdings Ltd.                                        58,684          973
   Transurban Group                                         101,915          640
   Wesfarmers Ltd.                                           42,836        1,308
   Westfield Group                                          168,472        2,804
   Westpac Banking Corp.                                    199,845        4,260
   Woodside Petroleum Ltd.                                   52,382        1,674

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   21   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
AUSTRALIA - 5.6% - (CONTINUED)
   Woolworths Ltd.                                          130,843   $    2,878
   WorleyParsons Ltd.                                        20,219          455
   Zinifex Ltd.                                              52,944          676
--------------------------------------------------------------------------------
                                                                          84,665
--------------------------------------------------------------------------------
AUSTRIA - 0.6%
   Andritz A.G.                                               1,030          258
   BetandWin.com Interactive Entertainment A.G. *             1,650           77
   Boehler-Uddeholm A.G.                                      4,560          439
   Erste Bank der Oesterreichischen
      Sparkassen A.G.                                        20,490        1,596
   Flughafen Wien A.G.                                          530           52
   Immoeast Immobilien Anlagen A.G. *                        30,720          460
   IMMOFINANZ Immobilien Anlagen A.G. *                      51,494          825
   Mayr-Melnhof Karton A.G.                                     420           94
   Meinl European Land Ltd. *                                32,718          910
   OMV A.G.                                                  17,980        1,133
   Raiffeisen International Bank Holding A.G.                 3,890          548
   RHI A.G. *                                                   400           20
   Telekom Austria A.G.                                      44,340        1,108
   Verbund - Oesterreichische
      Elektrizitaetswirtschafts A.G., Class A                 7,790          349
   Voestalpine A.G.                                           9,550          693
   Wiener Staedtische Versicherung A.G.                       3,360          238
   Wienerberger A.G.                                          8,280          517
--------------------------------------------------------------------------------
                                                                           9,317
--------------------------------------------------------------------------------
BELGIUM - 1.2%
   AGFA-Gevaert N.V.                                         11,074          250
   Barco N.V.                                                   789           73
   Bekaert S.A.                                               1,703          231
   Belgacom S.A.                                             17,838          792
   Cofinimmo                                                    483          101
   Colruyt S.A.                                               1,700          389
   Compagnie Maritime Belge S.A.                                703           47
   D'ieteren S.A.                                               176           73
   Delhaize Group                                             8,724          802
   Dexia S.A.                                                61,882        1,847
   Euronav N.V.                                                 766           26
   Fortis                                                   127,976        5,846
   Groupe Bruxelles Lambert S.A.                              8,085          946
   InBev N.V.                                                20,522        1,482
   KBC Groep N.V.                                            20,250        2,519
   Mobistar S.A.                                              3,255          275

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
BELGIUM - 1.2% - (CONTINUED)
   Omega Pharma S.A.                                          2,138   $      165
   Solvay S.A., Class A                                       6,969        1,071
   UCB S.A.                                                  11,957          696
   Umicore                                                    2,638          469
--------------------------------------------------------------------------------
                                                                          18,100
--------------------------------------------------------------------------------
BERMUDA - 0.1%
   Frontline Ltd.                                             6,550          233
   SeaDrill Ltd. *                                           28,600          471
   Ship Finance International Ltd.                              701           19
--------------------------------------------------------------------------------
                                                                             723
--------------------------------------------------------------------------------
CHINA - 0.1%
   Foxconn International Holdings Ltd. *                    248,000          757
--------------------------------------------------------------------------------
DENMARK - 0.8%
   A.P. Moller - Maersk A/S                                     121        1,263
   Bang & Olufsen A/S, Class B                                1,176          146
   Carlsberg A/S, Class B                                     3,800          414
   Codan A/S                                                    239           23
   Coloplast A/S, Class B                                     2,956          251
   D/S Torm A/S                                                 550           38
   Danisco A/S                                                5,433          428
   Danske Bank A/S                                           54,377        2,530
   DSV A/S                                                    2,309          405
   East Asiatic Co. Ltd. A/S                                  1,740           84
   FLSmidth & Co. A/S                                         4,800          325
   GN Store Nord A/S *                                       23,702          336
   H. Lundbeck A/S                                            4,702          110
   Jyske Bank (Registered) *                                  6,888          554
   NKT Holding A/S                                            1,907          153
   Novo-Nordisk A/S, Class B                                 26,327        2,403
   Novozymes A/S, Class B                                     5,382          481
   Sydbank A/S                                                3,983          214
   Topdanmark A/S *                                           1,990          385
   TrygVesta A/S                                              3,524          292
   Vestas Wind Systems A/S *                                 21,168        1,186
   William Demant Holding A/S *                               2,811          249
--------------------------------------------------------------------------------
                                                                          12,270
--------------------------------------------------------------------------------
FINLAND - 1.5%
   Amer Sports OYJ, Class A                                   5,250          115
   Cargotec Corp., Class B                                    4,349          263
   Elisa OYJ                                                 17,150          497
   Fortum OYJ                                                48,510        1,415
   KCI Konecranes OYJ                                         1,000           34

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
FINLAND - 1.5% - (CONTINUED)
   Kesko OYJ, Class B                                         7,493   $      400
   Kone OYJ, Class B                                          8,740          499
   Metso OYJ                                                 14,033          741
   Neste Oil OYJ                                             14,096          486
   Nokia OYJ *                                              446,633       10,281
   Nokian Renkaat OYJ                                        11,355          311
   OKO Bank PLC, Class A                                      6,600          113
   Orion OYJ, Class B*                                        9,541          230
   Outokumpu OYJ                                             10,800          371
   Rautaruukki OYJ                                            8,800          410
   Sampo OYJ, Class A                                        46,731        1,418
   Sanoma-WSOY OYJ                                            4,800          142
   Stora Enso OYJ (Registered)                               64,210        1,115
   TietoEnator OYJ                                            8,300          242
   UPM-Kymmene OYJ                                           58,580        1,493
   Uponor OYJ                                                 6,300          223
   Wartsila OYJ, Class B                                      7,829          484
   YIT OYJ                                                   13,900          479
--------------------------------------------------------------------------------
                                                                          21,762
--------------------------------------------------------------------------------
FRANCE - 9.2%
   Accor S.A.                                                21,744        2,078
   Air France-KLM                                            13,022          594
   Air Liquide                                               13,274        3,237
   Alcatel-Lucent                                           250,354        2,947
   Alstom *                                                  12,051        1,564
   Atos Origin S.A. *                                         7,253          486
   AXA S.A.                                                 182,416        7,735
   BNP Paribas                                               90,951        9,501
   Bouygues                                                  22,350        1,727
   Business Objects S.A. *                                    8,541          311
   Cap Gemini S.A.                                           15,167        1,155
   Carrefour S.A.                                            65,594        4,798
   Casino Guichard Perrachon S.A.                             4,302          434
   Cie de Saint-Gobain                                       34,526        3,375
   Cie Generale d'Optique Essilor
      International S.A.                                     10,748        1,235
   CNP Assurances                                             5,134          598
   Credit Agricole S.A.                                      71,204        2,777
   Dassault Systemes S.A.                                     6,499          350
   France Telecom S.A.                                      184,636        4,877
   Gaz de France                                             20,277          941
   Gecina S.A.                                                  840          156

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
FRANCE - 9.2% - (CONTINUED)
   Groupe Danone                                             25,959   $    4,242
   Hermes International                                       7,134          987
   Imerys S.A.                                                2,766          257
   Klepierre                                                  2,169          420
   L'Oreal S.A.                                              31,625        3,453
   Lafarge S.A.                                              16,530        2,599
   Lagardere S.C.A.                                          13,683        1,054
   LVMH Moet Hennessy Louis Vuitton S.A.                     26,966        2,992
   M6-Metropole Television                                    4,527          166
   Michelin Compagnie Generale des
      Establissements, Class B                               15,546        1,717
   Neopost S.A.                                               3,044          435
   PagesJaunes Groupe S.A.                                   13,903          304
   Pernod-Ricard S.A.                                         9,823        1,992
   Peugeot S.A.                                              16,743        1,180
   PPR                                                        7,449        1,191
   Publicis Groupe                                           15,976          772
   Renault S.A.                                              19,910        2,329
   Safran S.A.                                               18,349          448
   Sanofi-Aventis                                           110,953        9,650
   Schneider Electric S.A.                                   24,946        3,167
   SCOR                                                       9,211          249
   Societe BIC S.A.                                           2,621          183
   Societe Des Autoroutes Paris-Rhin-Rhone                    2,163          197
   Societe Generale                                          40,265        6,959
   Societe Television Francaise 1                            12,912          432
   Sodexho Alliance S.A.                                      9,555          700
   Suez S.A.                                                111,271        5,869
   Suez S.A. (Strip VVPR) *                                   8,460            -
   Technip S.A.                                              11,160          819
   Thales S.A.                                                9,355          543
   Thomson                                                   26,904          518
   Total S.A.                                               237,381       16,634
   Unibail                                                    5,053        1,532
   Valeo S.A.                                                 6,840          401
   Vallourec                                                  4,323        1,107
   Veolia Environment                                        31,050        2,309
   Vinci S.A.                                                22,759        3,528
   Vivendi                                                  124,299        5,052
   Zodiac S.A.                                                2,141          154
--------------------------------------------------------------------------------
                                                                         137,417
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   23   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
GERMANY - 7.1%
   Adidas A.G.                                               22,267   $    1,218
   Allianz S.E. (Registered)                                 47,044        9,661
   Altana A.G.                                                7,441          483
   BASF A.G.                                                 53,312        6,003
   Bayer A.G.                                                79,302        5,069
   Beiersdorf A.G.                                            9,810          669
   Bilfinger & Berger A.G.                                    4,236          386
   Celesio A.G.                                               9,098          572
   Commerzbank A.G.                                          68,491        3,031
   Continental A.G.                                          14,497        1,874
   DaimlerChrysler A.G. (Registered)                         99,330        8,148
   Deutsche Bank A.G. (Registered)                           56,599        7,625
   Deutsche Boerse A.G.                                      11,142        2,553
   Deutsche Lufthansa A.G. (Registered)                      25,223          685
   Deutsche Post A.G. (Registered)                           84,946        2,572
   Deutsche Postbank A.G.                                     8,508          742
   Deutsche Telekom A.G. (Registered)                       309,517        5,119
   Douglas Holding A.G.                                       3,425          201
   E.ON A.G.                                                 67,811        9,221
   Fresenius Medical Care A.G. & Co. KGaA                     6,497          945
   Heidelberger Druckmaschinen                                6,784          311
   Hochtief A.G.                                              4,794          486
   Hypo Real Estate Holding A.G.                             14,661          935
   Infineon Technologies A.G. *                              81,824        1,274
   IVG Immobilien A.G.                                        8,606          412
   KarstadtQuelle A.G. *                                      5,818          215
   Linde A.G.                                                11,802        1,272
   MAN A.G.                                                  14,049        1,635
   Merck KGaA                                                 7,145          921
   Metro A.G.                                                17,722        1,255
   MLP A.G.                                                   4,394          110
   Muenchener Rueckversicherungs A.G.
      (Registered)                                           22,416        3,792
   Premiere A.G. *                                            5,149          112
   Puma A.G. Rudolf Dassler Sport                             1,253          458
   Rheinmetall A.G.                                           4,080          378
   RWE A.G.                                                  48,583        5,140
   Salzgitter A.G.                                            4,385          640
   SAP A.G.                                                  96,948        4,322
   Siemens A.G. (Registered)                                 92,148        9,851
   Solarworld A.G.                                            1,897          147
   Suedzucker A.G.                                            5,958          114
   ThyssenKrupp A.G.                                         38,664        1,913

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
GERMANY - 7.1% - (CONTINUED)
   TUI A.G.                                                  22,692   $      561
   Volkswagen A.G.                                           18,719        2,814
   Wincor Nixdorf A.G.                                        3,410          318
--------------------------------------------------------------------------------
                                                                         106,163
--------------------------------------------------------------------------------
GREECE - 0.6%
   Alpha Bank A.E.                                           42,938        1,360
   Coca Cola Hellenic Bottling Co. S.A.                      12,220          514
   Cosmote Mobile Communications S.A.                        11,450          343
   EFG Eurobank Ergasias S.A.                                24,668        1,009
   Folli-Follie S.A. (Registered)                               320           11
   Hellenic Exchanges Holding S.A.                            2,050           47
   Hellenic Petroleum S.A.                                   12,050          172
   Hellenic Technodomiki Tev S.A.                            14,160          208
   Hellenic Telecommunications
      Organization S.A. *                                    34,890          955
   Intracom Holdings S.A. (Registered) *                      8,080           43
   Motor Oil Hellas Corinth Refineries S.A.                   2,130           59
   National Bank of Greece S.A.                              42,310        2,244
   OPAP S.A.                                                 25,340          972
   Piraeus Bank S.A.                                         23,082          802
   Public Power Corp.                                        10,340          253
   Technical Olympic S.A.                                     5,810           12
   Titan Cement Co. S.A.                                      6,840          369
   Viohalco                                                  11,820          182
--------------------------------------------------------------------------------
                                                                           9,555
--------------------------------------------------------------------------------
HONG KONG - 1.6%
   ASM Pacific Technology                                    20,000          118
   Bank of East Asia Ltd.                                   160,600          934
   BOC Hong Kong Holdings Ltd.                              419,000        1,016
   Cathay Pacific Airways Ltd.                              112,000          285
   Cheung Kong Holdings Ltd.                                165,000        2,089
   Cheung Kong Infrastructure Holdings Ltd.                  45,000          157
   CLP Holdings Ltd.                                        199,000        1,453
   Esprit Holdings Ltd                                      116,000        1,361
   Giordano International Ltd.                               46,000           22
   Hang Lung Properties Ltd.                                253,000          707
   Hang Seng Bank Ltd.                                       83,900        1,192
   Henderson Land Development Co. Ltd.                       97,000          567
   Hong Kong & China Gas Co. Ltd.                           399,000          892
   Hong Kong Electric Holdings Ltd.                         156,500          803
   Hong Kong Exchanges and Clearing Ltd.                    118,000        1,150
   Hopewell Holdings Ltd.                                    70,000          272

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
HONG KONG - 1.6% - (CONTINUED)
   Hutchison Telecommunications
      International Ltd. *                                  169,000   $      343
   Hutchison Whampoa Ltd.                                   232,000        2,232
   Hysan Development Co. Ltd.                                73,140          199
   Johnson Electric Holdings Ltd.                           157,000          104
   Kerry Properties Ltd.                                     55,000          283
   Kingboard Chemicals Holdings Ltd.                         57,000          240
   Li & Fung Ltd.                                           242,800          763
   Link REIT (The)                                          257,500          620
   Melco International Development                           45,000           81
   MTR Corp.                                                152,672          382
   New World Development Ltd.                               288,844          655
   Noble Group Ltd.                                         122,000          121
   Orient Overseas International Ltd.                        12,200          113
   PCCW Ltd.                                                445,000          267
   Shangri-La Asia Ltd.                                     142,000          351
   Sino Land Co.                                            172,866          372
   Solomon Systech International Ltd.                        70,000           11
   Sun Hung Kai Properties Ltd.                             151,000        1,747
   Swire Pacific Ltd., Class A                              101,000        1,134
   Techtronic Industries Co.                                117,000          141
   Television Broadcasts Ltd.                                32,000          200
   Wharf Holdings Ltd.                                      133,000          494
   Wing Hang Bank Ltd.                                       11,000          135
   Yue Yuen Industrial Holdings                              90,000          305
--------------------------------------------------------------------------------
                                                                          24,311
--------------------------------------------------------------------------------
IRELAND - 0.9%
   Allied Irish Banks PLC                                    95,477        2,832
   Bank of Ireland                                          108,679        2,345
   C&C Group PLC                                             34,715          527
   CRH PLC                                                   58,770        2,513
   DCC PLC                                                    9,296          327
   Depfa Bank PLC                                            35,716          638
   Elan Corp. PLC *                                          51,199          657
   Experian Group Ltd.                                      111,239        1,282
   Grafton Group PLC *                                       24,187          365
   Greencore Group PLC                                        3,313           20
   Iaws Group PLC                                            11,959          278
   Independent News & Media PLC                              65,416          297
   Irish Life & Permanent PLC                                31,096          854
   Kerry Group PLC, Class A                                  14,208          395
   Kingspan Group PLC                                        13,790          366

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
IRELAND - 0.9% - (CONTINUED)
   Paddy Power PLC                                             2,581   $      68
   Ryanair Holdings PLC ADR *                                  5,370         240
   Total Produce PLC *                                        18,793          21
--------------------------------------------------------------------------------
                                                                          14,025
--------------------------------------------------------------------------------
ITALY - 3.7%
   Alleanza Assicurazioni S.p.A.                              47,601         608
   Arnoldo Mondadori Editore S.p.A.                           13,201         138
   Assicurazioni Generali S.p.A.                             105,213       4,476
   Autogrill S.p.A.                                           12,161         233
   Autostrade S.p.A.                                          32,721       1,049
   Banca Intesa S.p.A.                                       778,482       5,913
   Banca Intesa S.p.A. (RNC)                                  95,517         715
   Banca Monte dei Paschi di Siena S.p.A.                    108,111         677
   Banca Popolare di Milano Scrl                              44,957         696
   Banco Popolare di Verona e Novara Scrl                     41,713       1,296
   Benetton Group S.p.A.                                       3,286          53
   Bulgari S.p.A.                                             15,522         224
   Capitalia S.p.A.                                          184,170       1,664
   Enel S.p.A.                                               473,305       5,065
   ENI S.p.A.                                                284,121       9,247
   Fiat S.p.A. *                                              60,423       1,523
   Finmeccanica S.p.A.                                        32,150         967
   Fondiaria-Sai S.p.A.                                        4,807         221
   Gruppo Editoriale L'Espresso S.p.A.                         6,978          37
   Italcementi S.p.A.                                          5,715         171
   Lottomatica S.p.A.                                          4,649         185
   Luxottica Group S.p.A.                                     15,401         491
   Mediaset S.p.A.                                            86,280         939
   Mediobanca S.p.A.                                          53,927       1,201
   Mediolanum S.p.A.                                          26,828         218
   Pirelli & C. S.p.A.                                       309,841         342
   Seat Pagine Gialle S.p.A.                                 426,520         263
   Snam Rete Gas S.p.A.                                      104,887         666
   Telecom Italia S.p.A.                                   1,179,132       3,363
   Telecom Italia S.p.A. (RNC)                               655,051       1,620
   Terna S.p.A.                                              133,735         497
   Tiscali S.p.A. *                                           14,246          54
   UniCredito Italiano S.p.A. (Milan Exchange)               852,371       8,114
   Unione di Banche Italiane SCPA                             64,921       1,921
--------------------------------------------------------------------------------
                                                                          54,847
--------------------------------------------------------------------------------
JAPAN - 21.6%
   77 Bank (The) Ltd.                                         18,000         118

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   25   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
JAPAN - 21.6% - (CONTINUED)
   Access Co. Ltd. *                                             11   $       49
   Acom Co. Ltd.                                              7,840          333
   Aderans Co. Ltd.                                           2,400           58
   Advantest Corp.                                           18,100          804
   Aeon Co. Ltd.                                             69,400        1,384
   Aeon Credit Service Co. Ltd.                               9,100          153
   Aiful Corp.                                                8,650          268
   Aisin Seiki Co Ltd.                                       21,300          747
   Ajinomoto Co., Inc.                                       69,000          794
   Alfresa Holdings Corp.                                     2,000          127
   All Nippon Airways Co. Ltd.                               70,000          275
   Alps Electric Co. Ltd.                                    18,600          218
   Amada Co. Ltd.                                            40,000          457
   Amano Corp.                                                3,500           43
   Aoyama Trading Co. Ltd.                                    7,300          232
   Arrk Corp.                                                 7,000           85
   Asahi Breweries Ltd.                                      45,400          728
   Asahi Glass Co. Ltd.                                     104,000        1,465
   Asahi Kasei Corp.                                        134,000          976
   Asatsu-DK, Inc.                                            3,200          101
   Asics Corp.                                               13,000          146
   Astellas Pharma, Inc.                                     58,800        2,536
   Autobacs Seven Co. Ltd.                                    2,400           86
   Bank of Fukuoka (The) Ltd.                                67,000          541
   Bank of Kyoto (The) Ltd.                                  29,000          333
   Bank of Yokohama (The) Ltd.                              134,000        1,000
   Benesse Corp.                                              7,400          275
   Bridgestone Corp.                                         67,800        1,355
   Canon Marketing Japan, Inc.                                9,700          203
   Canon, Inc.                                              116,300        6,249
   Casio Computer Co. Ltd.                                   26,500          580
   Central Glass Co Ltd.                                     12,000           81
   Central Japan Railway Co.                                    173        1,968
   Chiba Bank (The) Ltd.                                     86,000          759
   Chiyoda Corp.                                             17,000          373
   Chubu Electric Power Co., Inc.                            73,100        2,513
   Chugai Pharmaceutical Co. Ltd.                            31,100          787
   Circle K Sunkus Co. Ltd.                                   2,000           37
   Citizen Watch Co. Ltd.                                    40,000          376
   Coca-Cola West Holdings Co. Ltd.                           4,700          102
   COMSYS Holdings Corp.                                     13,000          140
   Credit Saison Co. Ltd.                                    17,800          586

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
JAPAN - 21.6% - (CONTINUED)
   CSK Holdings Corp.                                         7,800   $      327
   Dai Nippon Printing Co. Ltd.                              70,000        1,102
   Daicel Chemical Industries Ltd.                           33,000          226
   Daido Steel Co. Ltd.                                      38,000          247
   Daiichi Sankyo Co Ltd.                                    76,800        2,354
   Daikin Industries Ltd.                                    26,000          905
   Daimaru (The), Inc.                                       24,000          311
   Dainippon Ink & Chemicals, Inc.                           73,000          290
   Dainippon Screen Manufacturing Co. Ltd.                   23,000          174
   Daito Trust Construction Co. Ltd.                          9,000          424
   Daiwa House Industry Co. Ltd.                             59,000          968
   Daiwa Securities Group, Inc.                             148,000        1,788
   Denki Kagaku Kogyo KK                                     52,000          244
   Denso Corp.                                               53,600        1,993
   Dentsu, Inc.                                                 198          555
   Dowa Mining Co. Ltd.                                      30,000          305
   E*Trade Securities Co. Ltd.                                  148          188
   eAccess Ltd.                                                  14            9
   East Japan Railway Co.                                       373        2,907
   Ebara Corp.                                               46,000          218
   EDION Corp.                                                3,000           42
   Eisai Co. Ltd.                                            27,500        1,319
   Electric Power Development Co.                            16,400          826
   Elpida Memory, Inc. *                                     10,700          415
   FamilyMart Co. Ltd.                                        7,400          206
   Fanuc Ltd.                                                19,800        1,844
   Fast Retailing Co. Ltd.                                    5,800          451
   Fuji Electric Holdings Co. Ltd.                           66,000          306
   Fuji Photo Film Co. Ltd.                                  53,800        2,201
   Fuji Soft ABC, Inc.                                        1,900           57
   Fuji Television Network, Inc.                                 64          148
   Fujikura Ltd.                                             43,000          303
   Fujitsu Ltd.                                             207,000        1,379
   Furukawa Electric (The) Co. Ltd.                          70,000          428
   Glory Ltd.                                                 6,000          117
   Goodwill Group, Inc. (The)                                    61           48
   Gunma Bank (The) Ltd.                                     40,000          284
   Hakuhodo DY Holdings, Inc.                                 2,770          194
   Hankyu Hanshin Holdings, Inc.                            132,800          804
   Haseko Corp. *                                           106,000          387
   Hikari Tsushin, Inc.                                       2,200          100
   Hino Motors Ltd.                                          25,000          133

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
JAPAN - 21.6% - (CONTINUED)
   Hirose Electric Co. Ltd.                                   3,200   $      385
   Hitachi Chemical Co. Ltd.                                 11,800          277
   Hitachi Construction Machinery Co. Ltd.                   11,000          298
   Hitachi High-Technologies Corp.                            8,000          219
   Hitachi Ltd.                                             370,000        2,871
   Hokkaido Electric Power Co., Inc.                         18,800          500
   Hokuhoku Financial Group, Inc.                           134,000          462
   Honda Motor Co. Ltd.                                     170,100        5,935
   House Foods Corp.                                          9,000          154
   Hoya Corp.                                                45,800        1,520
   Ibiden Co. Ltd.                                           14,900          773
   Index Holdings                                               114           59
   Inpex Holdings, Inc.                                          91          788
   Isetan Co. Ltd.                                           21,300          372
   Ishikawajima-Harima Heavy Industries Co. Ltd.            142,000          591
   Ito En Ltd.                                                6,500          212
   Itochu Corp.                                             164,000        1,626
   Itochu Techno-Science Corp.                                3,000          144
   Jafco Co. Ltd.                                             3,600          199
   Japan Airlines Corp. *                                    66,000          137
   Japan Prime Realty Investment Corp.                           43          189
   Japan Real Estate Investment Corp.                            42          556
   Japan Retail Fund Investment Corp.                            40          394
   Japan Steel Works Ltd.                                    39,000          469
   Japan Tobacco, Inc.                                          495        2,433
   JFE Holdings, Inc.                                        61,100        3,615
   JGC Corp.                                                 24,000          394
   Joyo Bank (The) Ltd.                                      74,000          462
   JS Group Corp.                                            30,400          659
   JSR Corp.                                                 20,500          473
   JTEKT Corp.                                               21,200          372
   Kajima Corp.                                             103,000          526
   Kamigumi Co. Ltd.                                         26,000          224
   Kaneka Corp.                                              36,000          343
   Kansai Electric Power Co., Inc.                           84,700        2,437
   Kansai Paint Co. Ltd.                                     27,000          231
   Kao Corp.                                                 55,000        1,611
   Katokichi Co Ltd.                                          3,500           22
   Kawasaki Heavy Industries Ltd.                           152,000          644
   Kawasaki Kisen Kaisha Ltd.                                56,000          531
   KDDI Corp.                                                   261        2,085
   Keihin Electric Express Railway Co. Ltd.                  47,000          361

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
JAPAN - 21.6% - (CONTINUED)
   Keio Corp.                                                63,000   $      438
   Keisei Electric Railway Co. Ltd.                          29,000          187
   Keyence Corp.                                              4,200          948
   Kikkoman Corp.                                            16,000          205
   Kinden Corp.                                              10,000           90
   Kintetsu Corp.                                           187,000          589
   Kirin Brewery Co. Ltd.                                    86,000        1,243
   Kobe Steel Ltd.                                          307,000        1,238
   Kokuyo Co. Ltd.                                           10,000          132
   Komatsu Ltd.                                              99,100        2,086
   Komori Corp.                                               1,000           23
   Konami Corp.                                              11,400          305
   Konica Minolta Holdings, Inc.                             52,000          683
   Kose Corp.                                                 2,800           83
   Kubota Corp.                                             120,000        1,052
   Kuraray Co. Ltd.                                          42,500          459
   Kurita Water Industries Ltd.                              13,000          315
   Kyocera Corp.                                             18,000        1,698
   Kyowa Hakko Kogyo Co. Ltd.                                37,000          342
   Kyushu Electric Power Co., Inc.                           41,200        1,172
   Lawson, Inc.                                               6,700          258
   Leopalace21 Corp.                                         13,700          454
   Mabuchi Motor Co. Ltd.                                     2,200          136
   Makita Corp.                                              11,700          434
   Marubeni Corp.                                           170,000        1,033
   Marui Co. Ltd.                                            35,100          431
   Matsui Securities Co. Ltd. *                               8,600           75
   Matsumotokiyoshi Co. Ltd.                                  3,300           76
   Matsushita Electric Industrial Co. Ltd.                  215,000        4,335
   Matsushita Electric Works Ltd.                            37,000          424
   Mediceo Paltac Holdings Co. Ltd.                          18,200          347
   Meiji Dairies Corp.                                       27,000          212
   Meiji Seika Kaisha Ltd.                                   34,000          158
   Meitec Corp.                                               3,200          103
   Millea Holdings, Inc.                                     78,700        2,913
   Minebea Co. Ltd.                                          40,000          248
   Mitsubishi Chemical Holdings Corp.                       129,000        1,098
   Mitsubishi Corp.                                         148,000        3,436
   Mitsubishi Electric Corp.                                213,000        2,195
   Mitsubishi Estate Co. Ltd.                               129,000        4,238
   Mitsubishi Gas Chemical Co., Inc.                         44,000          422
   Mitsubishi Heavy Industries Ltd.                         353,000        2,283

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   27   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
JAPAN - 21.6% - (CONTINUED)
   Mitsubishi Logistics Corp.                                 6,000   $      102
   Mitsubishi Materials Corp.                               112,000          531
   Mitsubishi Rayon Co. Ltd.                                 62,000          413
   Mitsubishi UFJ Financial Group, Inc.                         937       10,579
   Mitsubishi UFJ Securities Co. *                           28,000          320
   Mitsui & Co. Ltd.                                        170,000        3,175
   Mitsui Chemicals, Inc.                                    73,000          638
   Mitsui Engineering & Shipbuilding Co. Ltd.                82,000          347
   Mitsui Fudosan Co. Ltd.                                   92,000        2,702
   Mitsui Mining & Smelting Co. Ltd.                         62,000          341
   Mitsui O.S.K. Lines Ltd.                                 118,000        1,310
   Mitsui Sumitomo Insurance Co. Ltd.                       131,000        1,645
   Mitsui Trust Holdings, Inc.                               75,000          740
   Mitsukoshi Ltd.                                           45,000          207
   Mizuho Financial Group, Inc.                               1,035        6,669
   Murata Manufacturing Co. Ltd.                             22,500        1,643
   Namco Bandai Holdings, Inc.                               23,000          359
   NEC Corp.                                                223,000        1,196
   NEC Electronics Corp. *                                    2,800           68
   NET One Systems Co. Ltd.                                      61           72
   NGK Insulators Ltd.                                       31,000          639
   NGK Spark Plug Co. Ltd.                                   20,000          374
   NHK Spring Co. Ltd.                                       17,000          171
   Nichirei Corp.                                            28,000          164
   Nidec Corp.                                               12,100          781
   Nikko Cordial Corp.                                       90,500        1,293
   Nikon Corp.                                               33,000          696
   Nintendo Co. Ltd.                                         10,900        3,169
   Nippon Building Fund, Inc.                                    49          811
   Nippon Electric Glass Co. Ltd.                            37,500          657
   Nippon Express Co. Ltd.                                   89,000          558
   Nippon Meat Packers, Inc.                                 20,000          245
   Nippon Mining Holdings, Inc.                              97,000          837
   Nippon Oil Corp.                                         139,000        1,128
   Nippon Paper Group, Inc.                                      96          341
   Nippon Sheet Glass Co. Ltd.                               61,000          320
   Nippon Shokubai Co. Ltd.                                   3,000           32
   Nippon Steel Corp.                                       669,000        4,702
   Nippon Telegraph & Telephone Corp.                           570        3,014
   Nippon Yusen Kabushiki Kaisha                            115,000          923
   Nishi-Nippon City Bank (The) Ltd.                         67,000          297
   Nissan Chemical Industries Ltd.                           18,000          233

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
JAPAN - 21.6% - (CONTINUED)
   Nissan Motor Co. Ltd.                                    248,200   $    2,661
   Nisshin Seifun Group, Inc.                                21,500          219
   Nisshin Steel Co. Ltd.                                    97,000          418
   Nisshinbo Industries, Inc.                                17,000          213
   Nissin Food Products Co. Ltd.                             10,400          381
   Nitori Co Ltd.                                             4,400          219
   Nitto Denko Corp.                                         18,100          850
   NOK Corp.                                                 12,300          209
   Nomura Holdings, Inc.                                    193,500        4,033
   Nomura Real Estate Office Fund, Inc.                          28          359
   Nomura Research Institute Ltd.                            12,500          368
   NSK Ltd.                                                  48,000          458
   NTN Corp.                                                 43,000          372
   NTT Data Corp.                                               141          717
   NTT DoCoMo, Inc.                                           2,049        3,792
   NTT Urban Development Corp.                                  135          316
   Obayashi Corp.                                            73,000          471
   Obic Co. Ltd.                                                790          156
   Odakyu Electric Railway Co. Ltd.                          68,000          497
   OJI Paper Co. Ltd.                                        87,000          462
   Oki Electric Industry Co. Ltd. *                          50,000           96
   Okuma Corp.                                               18,000          211
   Okumura Corp.                                             13,000           71
   Olympus Corp.                                             26,000          889
   Omron Corp.                                               24,400          657
   Onward Kashiyama Co. Ltd.                                 16,000          223
   Oracle Corp. Japan                                         3,600          173
   Oriental Land Co. Ltd.                                     5,600          333
   ORIX Corp.                                                 9,950        2,593
   Osaka Gas Co. Ltd.                                       224,000          869
   Otsuka Corp.                                               1,900          182
   Park24 Co. Ltd.                                            9,400          126
   Pioneer Corp.                                             17,400          227
   Promise Co. Ltd.                                           8,650          326
   QP Corp.                                                   5,000           45
   Rakuten, Inc.                                                755          360
   Resona Holdings, Inc.                                        507        1,364
   Ricoh Co. Ltd.                                            74,000        1,668
   Rohm Co. Ltd.                                             11,800        1,071
   Round One Corp.                                                5           10
   Ryohin Keikaku Co. Ltd.                                    2,800          177
   Sanken Electric Co. Ltd.                                  10,000          105

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
JAPAN - 21.6% - (CONTINUED)
   Sankyo Co. Ltd.                                            5,800   $      255
   Santen Pharmaceutical Co. Ltd.                             6,000          154
   Sanwa Shutter Corp.                                       18,000          112
   Sanyo Electric Co. Ltd. *                                178,000          304
   Sapporo Hokuyo Holdings, Inc.                                 29          290
   Sapporo Holdings Ltd.                                     31,000          218
   SBI Holdings, Inc.                                         1,051          399
   Secom Co. Ltd.                                            23,100        1,073
   Sega Sammy Holdings, Inc.                                 20,100          469
   Seiko Epson Corp.                                         15,800          465
   Seino Holdings Corp.                                      12,000          113
   Sekisui Chemical Co. Ltd.                                 53,000          422
   Sekisui House Ltd.                                        58,000          903
   Seven & I Holdings Co. Ltd.                               90,300        2,752
   SFCG Co. Ltd.                                                330           59
   Sharp Corp.                                              110,000        2,120
   Shimachu Co. Ltd.                                          4,900          145
   Shimamura Co. Ltd.                                         2,300          253
   Shimano, Inc.                                              8,700          269
   Shimizu Corp.                                             65,000          399
   Shin-Etsu Chemical Co. Ltd.                               42,700        2,606
   Shinko Electric Industries                                 4,700          106
   Shinko Securities Co. Ltd. *                              58,000          294
   Shinsei Bank Ltd.                                        162,000          777
   Shionogi & Co. Ltd.                                       33,000          594
   Shiseido Co. Ltd.                                         41,000          834
   Shizuoka Bank (The) Ltd.                                  63,000          671
   Showa Denko K.K.                                         120,000          451
   Showa Shell Sekiyu K.K.                                   16,200          198
   SMC Corp. of Japan                                         5,900          792
   Softbank Corp. *                                          79,900        2,055
   Sojitz Corp. *                                            82,700          345
   Sompo Japan Insurance, Inc.                               92,000        1,147
   Sony Corp.                                               109,400        5,563
   Stanley Electric Co. Ltd.                                 16,700          340
   Sumco Corp.                                               11,700          487
   Sumitomo Bakelite Co. Ltd.                                22,000          159
   Sumitomo Chemical Co. Ltd.                               163,000        1,231
   Sumitomo Corp.                                           117,000        2,106
   Sumitomo Electric Industries Ltd.                         78,300        1,191
   Sumitomo Heavy Industries Ltd.                            64,000          638
   Sumitomo Metal Industries Ltd.                           450,000        2,326

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
JAPAN - 21.6% - (CONTINUED)
   Sumitomo Metal Mining Co. Ltd.                            60,000   $    1,159
   Sumitomo Mitsui Financial Group, Inc.                        717        6,513
   Sumitomo Realty & Development Co. Ltd.                    42,000        1,594
   Sumitomo Rubber Industries, Inc.                          18,800          206
   Sumitomo Titanium Corp.                                    2,100          233
   Sumitomo Trust & Banking (The) Co. Ltd.                  139,000        1,450
   Suruga Bank (The) Ltd.                                    15,000          196
   Suzuken Co. Ltd.                                           8,100          287
   T&D Holdings, Inc.                                        25,300        1,746
   Taiheiyo Cement Corp.                                    105,000          464
   Taisei Corp.                                             104,000          386
   Taisho Pharmaceutical Co. Ltd.                            18,000          330
   Taiyo Nippon Sanso Corp.                                  31,000          280
   Taiyo Yuden Co. Ltd.                                      10,000          208
   Takara Holdings, Inc.                                     19,000          134
   Takashimaya Co. Ltd.                                      31,000          382
   Takeda Pharmaceutical Co. Ltd.                            97,000        6,365
   Takefuji Corp.                                            12,640          508
   Tanabe Seiyaku Co Ltd.                                    25,000          340
   TDK Corp.                                                 13,900        1,206
   Teijin Ltd.                                               92,000          519
   Terumo Corp.                                              18,800          733
   THK Co. Ltd.                                              13,100          309
   TIS, Inc.                                                  4,100           97
   Tobu Railway Co. Ltd.                                     91,000          437
   Toho Co. Ltd. of Tokyo                                    16,700          326
   Tohoku Electric Power Co., Inc.                           46,400        1,178
   Tokai Rika Co. Ltd.                                        3,000           71
   Tokuyama Corp.                                            27,000          472
   Tokyo Broadcasting System, Inc.                            2,000           74
   Tokyo Electric Power Co., Inc.                           133,000        4,550
   Tokyo Electron Ltd.                                       17,800        1,245
   Tokyo Gas Co. Ltd.                                       239,000        1,333
   Tokyo Seimitsu Co. Ltd.                                    4,000          136
   Tokyo Steel Manufacturing Co. Ltd.                        11,900          175
   Tokyo Tatemono Co. Ltd.                                   31,000          468
   Tokyu Corp.                                              117,000          912
   Tokyu Land Corp.                                          46,000          524
   TonenGeneral Sekiyu KK                                    32,000          357
   Toppan Printing Co. Ltd.                                  64,000          668
   Toray Industries, Inc.                                   145,000        1,049
   Toshiba Corp.                                            319,000        2,131

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   29   EQUITY INDEX FUNDS

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
JAPAN - 21.6% - (CONTINUED)
   Tosoh Corp.                                               51,000   $      263
   Toto Ltd.                                                 32,000          321
   Toyo Seikan Kaisha Ltd.                                   18,000          363
   Toyo Suisan Kaisha Ltd.                                    9,000          177
   Toyobo Co. Ltd.                                           67,000          200
   Toyota Industries Corp.                                   21,300        1,009
   Toyota Motor Corp.                                       313,800       20,112
   Toyota Tsusho Corp.                                       23,900          611
   Trend Micro, Inc.                                         10,500          287
   Ube Industries Ltd. of Japan                              97,000          308
   Uni-Charm Corp.                                            4,800          304
   UNY Co. Ltd.                                              20,000          275
   Ushio, Inc.                                               12,000          232
   USS Co. Ltd.                                               2,950          193
   Wacoal Holdings Corp.                                      9,000          114
   West Japan Railway Co.                                       186          859
   Yahoo! Japan Corp. *                                       1,654          571
   Yakult Honsha Co. Ltd.                                    11,500          294
   Yamada Denki Co. Ltd.                                      9,400          876
   Yamaha Corp.                                              20,400          455
   Yamaha Motor Co. Ltd.                                     21,300          597
   Yamato Holdings Co. Ltd.                                  41,000          661
   Yamazaki Baking Co. Ltd.                                   5,000           46
   Yaskawa Electric Corp.                                    21,000          248
   Yokogawa Electric Corp.                                   24,100          369
   Zeon Corp.                                                20,000          207
--------------------------------------------------------------------------------
                                                                         324,295
--------------------------------------------------------------------------------
LUXEMBOURG - 0.0%
   Oriflame Cosmetics S.A. SDR                                3,300          127
--------------------------------------------------------------------------------
NETHERLANDS - 5.4%
   ABN AMRO Holding N.V.                                    197,997        8,523
   Aegon N.V.                                               161,005        3,209
   Akzo Nobel N.V.                                           30,157        2,291
   ASML Holding N.V. *                                       53,089        1,312
   Buhrmann N.V.                                              9,280          125
   Corio N.V.                                                 4,263          387
   European Aeronautic Defence & Space Co. N.V.              35,696        1,107
   Fugro N.V. - CVA                                           5,045          256
   Getronics N.V.                                             9,032           82
   Hagemeyer N.V. *                                          45,629          217
   Heineken N.V.                                             26,573        1,390
   ING Groep N.V. - CVA                                     204,542        8,649

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
NETHERLANDS - 5.4% - (CONTINUED)
   James Hardie Industries N.V.                              52,064   $      352
   Koninklijke Ahold N.V. *                                 173,155        2,024
   Koninklijke DSM N.V.                                      16,028          718
   Koninklijke Philips Electronics N.V.                     127,542        4,872
   Mittal Steel Co. N.V.                                     85,775        4,558
   OCE N.V.                                                   5,837          107
   Qiagen N.V. *                                             12,746          217
   Randstad Holdings N.V.                                     4,892          380
   Reed Elsevier N.V.                                        79,007        1,398
   Rodamco Europe N.V.                                        5,908          821
   Royal Dutch Shell PLC, Class A                           401,796       13,371
   Royal Dutch Shell PLC, Class B                           298,357        9,928
   Royal KPN N.V.                                           207,297        3,229
   Royal Numico N.V.                                         17,895          923
   SBM Offshore N.V.                                         14,831          535
   TNT N.V.                                                  48,475        2,223
   Unilever N.V. - CVA                                      184,897        5,385
   Vedior N.V. - CVA                                         17,874          397
   Wereldhave N.V.                                            1,852          285
   Wolters Kluwer N.V.                                       32,325          970
--------------------------------------------------------------------------------
                                                                          80,241
--------------------------------------------------------------------------------
NEW ZEALAND - 0.2%
   Auckland International Airport Ltd.                      113,851          196
   Contact Energy Ltd.                                       30,439          200
   Fisher & Paykel Appliances Holdings Ltd.                  29,635           78
   Fisher & Paykel Healthcare Corp.                          53,015          138
   Fletcher Building Ltd.                                    53,252          418
   Kiwi Income Property Trust                                75,449           89
   Sky City Entertainment Group Ltd.                         45,275          151
   Sky Network Television Ltd.                               22,190           86
   Telecom Corp. of New Zealand Ltd.                        222,540          752
   Tower Ltd. *                                              10,241           17
   Vector Ltd.                                               24,079           51
   Warehouse Group Ltd.                                       7,332           35
--------------------------------------------------------------------------------
                                                                           2,211
--------------------------------------------------------------------------------
NORWAY - 0.8%
   Aker Kvaerner ASA                                         20,250          457
   DNB Nor ASA                                               73,600        1,039
   Marine Harvest *                                         307,850          362
   Norsk Hydro ASA                                           76,800        2,546
   Norske Skogindustrier ASA                                 18,771          321
   Orkla ASA                                                 21,350        1,505

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   30   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
NORWAY - 0.8% - (CONTINUED)
   Petroleum Geo-Services ASA *                              18,450   $      482
   ProSafe ASA                                               21,950          336
   Schibsted ASA                                              3,850          170
   Statoil ASA                                               73,000        1,988
   Storebrand ASA                                            24,700          396
   Tandberg ASA *                                            12,050          252
   Tandberg Television ASA *                                  6,550          114
   Telenor ASA                                               83,700        1,487
   TGS Nopec Geophysical Co ASA *                            11,000          254
   Tomra Systems ASA                                         22,050          159
   Yara International ASA                                    22,100          610
--------------------------------------------------------------------------------
                                                                          12,478
--------------------------------------------------------------------------------
PORTUGAL - 0.3%
   Banco BPI S.A. (Registered)                               32,824          285
   Banco Comercial Portugues S.A. (Registered)              239,691          868
   Banco Espirito Santo S.A. (Registered)                    21,262          406
   Brisa-Auto Estradas de Portugal S.A. *                    33,607          441
   Cimpor Cimentos de Portugal S.A.                          20,691          174
   Energias de Portugal S.A.                                221,254        1,188
   Jeronimo Martins                                           1,503           39
   Portugal Telecom, SGPS, S.A. (Registered)                 89,469        1,199
   PT Multimedia Servicos de Telecomunicacoes
      e Multimedia SGPS S.A.                                  8,050          119
   Sonae Industria SGPS S.A. *                                5,252           65
   Sonae SGPS S.A.                                           92,494          209
--------------------------------------------------------------------------------
                                                                           4,993
--------------------------------------------------------------------------------
SINGAPORE - 1.0%
   Ascendas Real Estate Investment Trust                     99,200          156
   CapitaCommercial Trust                                   110,000          202
   CapitaLand Ltd.                                          141,000          744
   CapitaMall Trust                                         105,000          260
   Chartered Semiconductor Manufacturing Ltd. *             115,000          110
   City Developments Ltd.                                    59,000          568
   ComfortDelgro Corp. Ltd.                                 195,000          256
   Cosco Corp. Singapore Ltd.                                78,000          148
   Creative Technology Ltd.                                   4,000           26
   DBS Group Holdings Ltd.                                  124,000        1,749
   Fraser and Neave Ltd.                                     85,000          286
   Jardine Cycle & Carriage Ltd.                             12,283           96
   Keppel Corp. Ltd.                                         60,000          752
   Keppel Land Ltd.                                          46,000          288
   Neptune Orient Lines Ltd.                                 53,000          113

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
SINGAPORE - 1.0% - (CONTINUED)
   Olam International Ltd.                                   66,000   $      133
   Oversea-Chinese Banking Corp.                            280,400        1,664
   Parkway Holdings Ltd.                                     64,050          138
   SembCorp Industries Ltd.                                 101,600          342
   SembCorp Marine Ltd.                                      61,000          142
   Singapore Airlines Ltd.                                   66,000          722
   Singapore Exchange Ltd.                                   79,000          341
   Singapore Land Ltd.                                        6,000           42
   Singapore Post Ltd.                                      138,000          101
   Singapore Press Holdings Ltd.                            177,000          513
   Singapore Technologies Engineering Ltd.                  141,000          309
   Singapore Telecommunications Ltd.                        809,600        1,751
   STATS ChipPAC Ltd. *                                     131,000          157
   Suntec Real Estate Investment Trust                      113,000          147
   United Overseas Bank Ltd.                                124,000        1,717
   UOL Group Ltd.                                            58,700          197
   Venture Corp. Ltd.                                        27,000          260
   Want Want Holdings Ltd.                                   50,000           97
   Wing Tai Holdings Ltd.                                    12,000           25
--------------------------------------------------------------------------------
                                                                          14,552
--------------------------------------------------------------------------------
SPAIN - 3.9%
   Abertis Infraestructuras S.A.                             25,652          824
   Acciona S.A.                                               3,156          684
   Acerinox S.A.                                             20,688          527
   ACS Actividades Cons y Serv                               27,293        1,657
   Altadis S.A.                                              28,161        1,809
   Antena 3 de Television S.A.                                8,682          194
   Banco Bilbao Vizcaya Argentaria S.A.                     387,711        9,521
   Banco Popular Espanol S.A.                                92,784        1,914
   Banco Santander Central Hispano S.A.                     643,526       11,486
   Cintra Concesiones de Infraestructuras de
     Transporte S.A.                                         23,049          432
   Corp. Mapfre S.A.                                         64,082          329
   Ebro Puleva S.A.                                           6,195          146
   Endesa S.A.                                               81,480        4,407
   Fomento de Construcciones y Contratas S.A.                 5,026          517
   Gamesa Corp. Tecnologica S.A.                             16,432          595
   Gas Natural SDG S.A.                                      19,352          909
   Grupo Ferrovial S.A.                                       6,620          670
   Iberdrola S.A.                                            84,349        3,988
   Iberia (Lineas Aereas de Espana)                          32,593          174
   Inditex S.A.                                              24,224        1,506

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   31   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
SPAIN - 3.9% - (CONTINUED)
   Indra Sistemas S.A.                                       14,331   $      361
   NH Hoteles S.A.                                            6,257          143
   Promotora de Informaciones S.A. (Prisa)                    6,248          139
   Repsol YPF S.A.                                           87,822        2,961
   Sacyr Vallehermoso S.A.                                   11,180          626
   Sociedad General de Aguas de
     Barcelona S.A. *                                            22            1
   Sociedad General de Aguas de
     Barcelona S.A., Class A                                  3,665          130
   Sogecable S.A. *                                           3,992          166
   Telefonica S.A.                                          486,530       10,725
   Union Fenosa S.A.                                         11,684          630
   Zeltia S.A. *                                             10,140           92
--------------------------------------------------------------------------------
                                                                          58,263
--------------------------------------------------------------------------------
SWEDEN - 2.5%
   Alfa Laval AB                                             10,300          534
   Assa Abloy AB, Class B                                    33,600          772
   Atlas Copco AB, Class A                                   36,600        1,216
   Atlas Copco AB, Class B                                   22,100          704
   Axfood AB                                                  1,900           75
   Billerud AB                                                1,200           18
   Boliden AB                                                31,700          699
   Castellum AB                                              17,200          249
   D Carnegie AB                                              3,200           67
   Electrolux AB, Class B                                    30,100          763
   Elekta AB, Class B                                         9,400          169
   Eniro AB                                                  18,900          239
   Fabege AB                                                  9,300          234
   Getinge AB, Class B                                       20,000          456
   Hennes & Mauritz AB, Class B                              52,150        3,003
   Hoganas AB, Class B                                        2,700           68
   Holmen AB, Class B                                         5,800          239
   Husqvarna AB, Class B *                                   28,900          477
   Kungsleden AB                                             13,200          237
   Lundin Petroleum AB *                                     25,100          298
   Modern Times Group AB, Class B *                           5,900          345
   Nobia AB                                                   4,400          180
   Nordea Bank AB                                           227,500        3,633
   OMX AB                                                     9,400          196
   Sandvik AB                                               111,594        1,982
   SAS AB *                                                   5,600          103
   Scania AB, Class B                                        10,900          856
   Securitas AB, Class B *                                   34,546          527

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% -  CONTINUED
SWEDEN - 2.5% - (CONTINUED)
   Securitas Direct AB, Class B*                             31,900   $       89
   Securitas Systems AB, Class B*                            31,900          111
   Skandinaviska Enskilda Banken AB, Class A                 50,552        1,618
   Skanska AB, Class B *                                     41,500          924
   SKF AB, Class B                                           45,900          955
   Ssab Svenskt Stal AB, Class A                             16,200          500
   Ssab Svenskt Stal AB, Class B                              8,250          237
   Svenska Cellulosa AB, Class B                             20,500        1,098
   Svenska Handelsbanken AB, Class A                         55,059        1,636
   Swedish Match AB                                          34,700          620
   Tele2 AB, Class B                                         35,600          584
   Telefonaktiebolaget LM Ericsson, Class B               1,618,400        5,958
   Telelogic AB *                                             4,600            9
   TeliaSonera AB                                           222,805        1,923
   Trelleborg AB, Class B                                     4,700          122
   Volvo AB, Class A                                         10,500          904
   Volvo AB, Class B                                         24,100        2,030
   Wihlborgs Fastigheter AB                                   1,440           31
--------------------------------------------------------------------------------
                                                                          37,688
--------------------------------------------------------------------------------
SWITZERLAND - 6.8%
   ABB Ltd. (Registered)                                    227,160        3,889
   Adecco S.A. (Registered)                                  14,478          920
   Ciba Specialty Chemicals A.G. (Registered)                 7,741          510
   Clariant A.G. (Registered) *                              24,793          426
   Compagnie Financiere Richemont A.G.,
      Class A (Bearer)                                       57,330        3,207
   Credit Suisse Group (Registered)                         125,664        9,020
   Geberit A.G. (Registered)                                    434          668
   Givaudan S.A. (Registered)                                   704          651
   Holcim Ltd. (Registered)                                  22,158        2,220
   Kudelski S.A. (Bearer)                                     2,130           75
   Kuehne & Nagel International A.G. (Registered)             5,913          487
   Kuoni Reisen Holding A.G. (Registered) *                     229          137
   Logitech International S.A. (Registered) *                18,802          522
   Lonza Group A.G. (Registered)                              3,688          355
   Micronas Semiconductor
     Holding (Registered) *                                   2,113           44
   Nestle S.A. (Registered)                                  43,575       16,975
   Nobel Biocare Holding A.G. (Bearer)                        2,607          951
   Novartis A.G. (Registered)                               253,280       14,532
   OC Oerlikon Corp. A.G. (Registered) *                        668          406
   Phonak Holding A.G. (Registered)                           4,795          367
   PSP Swiss Property A.G. (Registered) *                     4,224          257

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
SWITZERLAND - 6.8% - (CONTINUED)
   Rieter Holding A.G. (Registered)                             376   $      187
   Roche Holding A.G. (Genusschein)                          76,219       13,489
   Schindler Holding A.G.                                     5,559          339
   SGS S.A. (Registered)                                        491          586
   STMicroelectronics N.V.                                   75,197        1,448
   Straumann Holding A.G. (Registered)                          697          200
   Sulzer A.G. (Registered)                                     411          578
   Swatch Group A.G. (Bearer)                                 3,512          929
   Swatch Group A.G. (Registered)                             4,910          263
   Swiss Reinsurance (Registered)                            36,557        3,340
   Swisscom A.G. (Registered)                                 2,197          794
   Syngenta A.G. (Registered) *                              11,294        2,162
   Synthes, Inc.                                              5,365          662
   UBS AG (Registered)                                      216,961       12,895
   Xstrata PLC                                               66,116        3,398
   Zurich Financial Services A.G. (Registered)               15,828        4,570
--------------------------------------------------------------------------------
                                                                         102,459
--------------------------------------------------------------------------------
UNITED KINGDOM - 20.5%
   3I Group PLC                                              51,009        1,140
   Acergy S.A. *                                             22,800          487
   Aegis Group PLC                                           90,919          268
   Aggreko PLC                                               24,519          245
   Alliance Boots PLC                                        88,881        1,795
   Amec PLC                                                  39,479          412
   Amvescap PLC                                              81,609          899
   Anglo American PLC                                       154,837        8,157
   ARM Holdings PLC                                         153,951          406
   Arriva PLC                                                20,823          305
   AstraZeneca PLC                                          166,195        8,942
   Aviva PLC                                                280,248        4,128
   BAE Systems PLC                                          353,765        3,202
   Balfour Beatty PLC                                        49,298          463
   Barclays PLC                                             703,767        9,985
   Barratt Developments PLC                                  26,297          572
   BBA Aviation PLC                                          42,547          235
   Bellway PLC                                               12,326          386
   Berkeley Group Holdings PLC *                             10,745          333
   BG Group PLC                                             372,215        5,369
   BHP Billiton PLC                                         259,584        5,788
   Biffa PLC                                                 34,839          236
   Bovis Homes Group PLC                                      8,969          203
   BP PLC                                                 2,113,192       22,955

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
UNITED KINGDOM - 20.5% - (CONTINUED)
   British Airways PLC *                                     65,339   $      625
   British American Tobacco PLC                             169,002        5,285
   British Land Co. PLC                                      57,454        1,728
   British Sky Broadcasting PLC                             126,591        1,405
   Brixton PLC                                               26,894          269
   BT Group PLC                                             906,090        5,416
   Bunzl PLC                                                 37,109          525
   Burberry Group PLC                                        50,491          649
   Cable & Wireless PLC                                     268,204          879
   Cadbury Schweppes PLC                                    224,158        2,876
   Capita Group PLC                                          69,267          930
   Carnival PLC                                              18,613          897
   Carphone Warehouse Group PLC                              42,853          233
   Cattles PLC                                               34,695          280
   Centrica PLC                                             401,731        3,055
   Charter PLC *                                             16,530          289
   Close Brothers Group PLC                                   8,456          169
   Cobham PLC                                               122,627          507
   Collins Stewart PLC *                                     19,798           99
   Compass Group PLC                                        231,647        1,550
   Cookson Group PLC                                         13,830          169
   Corus Group PLC                                           94,984        1,135
   CSR PLC *                                                 12,382          159
   Daily Mail & General Trust, Class A                       28,940          462
   Davis Service Group PLC                                   15,886          182
   De La Rue PLC                                             12,214          172
   Diageo PLC                                               296,798        6,013
   DSG International PLC                                    205,649          688
   Electrocomponents PLC                                     44,938          256
   Emap PLC                                                  23,538          350
   EMI Group PLC                                             85,577          383
   Enterprise Inns PLC                                       66,332          873
   First Choice Holidays PLC                                 48,537          275
   FirstGroup PLC                                            48,608          636
   FKI PLC                                                   15,237           35
   Friends Provident PLC                                    178,121          675
   Galiform PLC *                                             7,670           23
   Gallaher Group PLC                                        71,432        1,593
   GKN PLC                                                   71,149          534
   GlaxoSmithKline PLC                                      625,663       17,200
   Great Portland Estates PLC                                 9,020          138
   Group 4 Securicor PLC                                    127,918          506

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   33   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
UNITED KINGDOM - 20.5% - (CONTINUED)
   Hammerson PLC                                             31,158   $    1,063
   Hanson PLC                                                73,971        1,190
   Hays PLC                                                 163,242          504
   HBOS PLC                                                 406,420        8,374
   HMV Group PLC                                             32,705           71
   Home Retail Group                                         97,419          851
   HSBC Holdings PLC                                      1,257,150       22,006
   ICAP PLC                                                  55,278          577
   IMI PLC                                                   36,858          421
   Imperial Chemical Industries PLC                         132,800        1,307
   Imperial Tobacco Group PLC                                74,259        3,325
   Inchcape PLC                                              49,530          556
   Intercontinental Hotels Group PLC                         39,886          986
   International Power PLC                                  161,840        1,263
   Intertek Group PLC                                        16,726          298
   Invensys PLC *                                            88,270          505
   Investec PLC                                              38,566          499
   ITV PLC                                                  413,626          887
   Johnson Matthey PLC                                       23,436          727
   Kelda Group PLC                                           37,513          692
   Kesa Electricals PLC                                      62,459          417
   Kingfisher PLC                                           258,107        1,413
   Ladbrokes PLC                                             62,350          494
   Land Securities Group PLC                                 51,659        2,175
   Legal & General Group PLC                                719,235        2,250
   Liberty International PLC                                 29,890          733
   Lloyds TSB Group PLC                                     614,108        6,768
   LogicaCMG PLC                                            160,915          564
   London Stock Exchange Group PLC                           17,883          441
   Man Group PLC                                            197,966        2,162
   Marks & Spencer Group PLC                                185,580        2,471
   Meggitt PLC                                               65,271          383
   Michael Page International PLC                            35,961          379
   Michells & Butlers PLC                                    43,708          677
   Misys PLC                                                 39,611          186
   National Express Group PLC                                15,984          397
   National Grid PLC                                        297,135        4,663
   Next PLC                                                  24,781        1,097
   Old Mutual PLC                                           564,638        1,823
   Pearson PLC                                               89,405        1,534
   Persimmon PLC                                             31,125          861
   Premier Farnell PLC                                       35,671          143

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
UNITED KINGDOM - 20.5% - (CONTINUED)
   Provident Financial PLC                                   29,908   $      473
   Prudential PLC                                           267,549        3,778
   Punch Taverns PLC                                         30,113          739
   Rank Group PLC                                            49,456          199
   Reckitt Benckiser PLC                                     66,626        3,469
   Reed Elsevier PLC                                        139,588        1,669
   Rentokil Initial PLC                                     207,616          666
   Resolution PLC                                            72,114          881
   Reuters Group PLC                                        140,973        1,293
   Rexam PLC                                                 64,693          700
   Rio Tinto PLC                                            110,764        6,325
   Rolls-Royce Group PLC *                                  195,873        1,905
   Rolls-Royce Group PLC, Class B                        11,282,750           23
   Royal & Sun Alliance Insurance Group PLC                 313,248          999
   Royal Bank of Scotland Group PLC                         343,713       13,419
   SABMiller PLC                                             99,240        2,177
   Sage Group PLC                                           145,661          740
   Sainsbury (J.) PLC                                       157,053        1,698
   Schroders PLC                                             14,039          350
   Scottish & Newcastle PLC                                  82,542          977
   Scottish & Southern Energy PLC                            94,458        2,864
   Scottish Power PLC                                       160,451        2,526
   Serco Group PLC                                           54,068          489
   Severn Trent PLC                                          24,100          680
   Signet Group PLC                                         189,306          468
   Slough Estates PLC                                        52,113          804
   Smith & Nephew PLC                                       103,295        1,313
   Smiths Group PLC                                          62,237        1,259
   SSL International PLC                                     14,046          111
   Stagecoach Group PLC                                      57,871          205
   Standard Life PLC                                        229,807        1,429
   Stolt-Nielsen S.A.                                         3,100           92
   Tate & Lyle PLC                                           49,996          566
   Taylor Woodrow PLC                                        64,505          621
   Tesco PLC                                                867,326        7,582
   Tomkins PLC                                               96,650          508
   Travis Perkins PLC                                        13,022          516
   Trinity Mirror PLC                                        26,764          280
   Tullet Prebon PLC *                                       19,798          188
   Unilever PLC                                             134,237        4,044
   United Business Media PLC                                 25,389          396
   United Utilities PLC                                      95,636        1,422

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0% - CONTINUED
UNITED KINGDOM - 20.5% - (CONTINUED)
   Vodafone Group PLC                                     5,718,017   $   15,247
   Whitbread PLC                                             21,333          792
   William Hill PLC                                          38,599          483
   Wimpey (George) PLC                                       39,391          493
   Wolseley PLC                                              72,731        1,705
   WPP Group PLC                                            129,754        1,966
   Yell Group PLC                                            85,478        1,006
--------------------------------------------------------------------------------
                                                                         307,702
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $1,103,254)                                                      1,438,921

PREFERRED STOCKS - 0.3%
GERMANY - 0.3%
   Henkel KGaA                                                6,558          969
   Porsche A.G.                                                 824        1,259
   ProSieben SAT.1 Media A.G.                                 9,139          323
   RWE A.G.                                                   3,463          344
   Volkswagen A.G.                                           11,484        1,182
--------------------------------------------------------------------------------
                                                                           4,077
--------------------------------------------------------------------------------
ITALY - 0.0%
   Unipol S.p.A.                                            109,013          399
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
--------------------------------------------------------------------------------
(COST $2,513)                                                              4,476

RIGHTS - 0.0%
   Fabege AB (Registered)                                     9,300            7
   Meggitt PLC                                               24,862           48
   Schneider Electric S.A.                                   24,259           40
   Suncorp-Metway Ltd.                                        8,569           37
--------------------------------------------------------------------------------
TOTAL RIGHTS
--------------------------------------------------------------------------------
(COST $-)                                                                    132

                                                          NUMBER         VALUE
                                                        OF WARRANTS     (000S)
--------------------------------------------------------------------------------
WARRANTS - 0.0%
   Dowa Holding Co. Ltd., Exp. 1/29/10,
      Strike 1.00 Yen *                                      30,000            -
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $-)                                                                      -

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 3.2%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $     48,358   $   48,358
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $48,358)                                                            48,358
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.5%
--------------------------------------------------------------------------------
(COST $1,154,125)                                                      1,491,887
   Other Assets less Liabilities - 0.5%                                    7,990
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $1,499,877

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2007, the International Equity Index Fund had open futures contracts as follows:

                               NOTIONAL                         UNREALIZED
                   NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
TYPE               CONTRACTS    (000S)    POSITION     EXP.       (000S)
--------------------------------------------------------------------------
DJ Euro Stoxx 50      470       $25,808     Long       6/07      $  710
FTSE 100 Index        104        12,947     Long       6/07         192
Hang Seng Index        12         1,527     Long       4/07           9
SPI 200                26         3,173     Long       6/07          48
TOPIX Index            84        12,240     Long       6/07         210
--------------------------------------------------------------------------
Total                                                            $1,169

At March 31, 2007, the International Equity Index Fund's investments were denominated in the following currencies:

                                                                  % OF LONG-TERM
CONCENTRATION BY CURRENCY                                           INVESTMENTS
--------------------------------------------------------------------------------
Euro                                                                   34.3%
British Pound                                                          23.2
Japanese Yen                                                           22.5
Swiss Franc                                                             6.8
Australian Dollar                                                       5.9
All other currencies less than 5%                                       7.3
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   35   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

INTERNATIONAL EQUITY INDEX FUND (continued)

At March 31, 2007, the industry sectors (unaudited) for the International Equity Index Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 11.8%
Consumer Staples                                                        8.2
Energy                                                                  6.8
Financials                                                             29.6
Health Care                                                             6.9
Industrials                                                            11.5
Information Technology                                                  5.4
Materials                                                               8.8
Telecommunication Services                                              5.4
Utilities                                                               5.6
--------------------------------------------------------------------------------
Total                                                                 100.0%

At March 31, 2007, the International Equity Index Fund had outstanding forward foreign currency exchange contracts as follows:

                      AMOUNT            IN             AMOUNT
CONTRACTS             (LOCAL         EXCHANGE          (LOCAL                 UNREALIZED
TO DELIVER          CURRENCY)           FOR          CURRENCY)   SETTLEMENT   GAIN (LOSS)
CURRENCY              (000S)         CURRENCY          (000S)       DATE         (000S)
-----------------------------------------------------------------------------------------
British Pound          2,960    U.S. Dollar              5,806      4/2/07       $(19)
U.S. Dollar            1,052    Australian Dollar        1,300      4/3/07          -
U.S. Dollar            4,723    British Pound            2,400      4/3/07          -
U.S. Dollar            8,683    Euro                     6,500      4/3/07          2
U.S. Dollar              307    Hong Kong Dollar         2,400      4/3/07          -
U.S. Dollar            4,574    Japanese Yen           539,000      4/3/07          4
Euro                     117    Norwegian Krone            946      4/4/07          -
Euro                     386    Swedish Krona            3,600      4/4/07          -
Euro                     986    Swiss Franc              1,600      4/4/07          -
U.S. Dollar              179    Danish Krone             1,000      4/4/07          -
U.S. Dollar               26    New Zealand Dollar          37      4/4/07          -
U.S. Dollar              191    Singapore Dollar           290      4/4/07          -
Australian Dollar      1,300    U.S. Dollar              1,049     6/20/07          -

                      AMOUNT            IN             AMOUNT
CONTRACTS             (LOCAL         EXCHANGE          (LOCAL                 UNREALIZED
TO DELIVER          CURRENCY)           FOR          CURRENCY)   SETTLEMENT   GAIN (LOSS)
CURRENCY              (000S)         CURRENCY          (000S)       DATE         (000S)
-----------------------------------------------------------------------------------------
Australian Dollar        750    U.S. Dollar                600     6/20/07       $ (6)
British Pound          2,400    U.S. Dollar              4,721     6/20/07          -
Euro                   6,500    U.S. Dollar              8,709     6/20/07         (2)
Hong Kong Dollar       2,400    U.S. Dollar                308     6/20/07          -
Japanese Yen         539,000    U.S. Dollar              4,620     6/20/07         (3)
Japanese Yen         156,149    U.S. Dollar              1,340     6/20/07          1
U.S. Dollar            2,730    Australian Dollar        3,425     6/20/07         34
U.S. Dollar              650    Australian Dollar          807     6/20/07          1
U.S. Dollar              180    Australian Dollar          223     6/20/07          -
U.S. Dollar           11,900    British Pound            6,108     6/20/07        115
U.S. Dollar              700    British Pound              356     6/20/07         (1)
U.S. Dollar           24,680    Euro                    18,490     6/20/07        100
U.S. Dollar            1,390    Hong Kong Dollar        10,828     6/20/07         (1)
U.S. Dollar              150    Hong Kong Dollar         1,169     6/20/07          -
U.S. Dollar           11,080    Japanese Yen         1,285,037     6/20/07        (57)
U.S. Dollar            2,500    Japanese Yen           292,061     6/20/07          5
U.S. Dollar            1,000    Japanese Yen           116,626     6/20/07          -
-----------------------------------------------------------------------------------------
Total                                                                            $173

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

MID CAP INDEX FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7%
ADVERTISING - 0.2%
   Catalina Marketing Corp.                                   9,400   $      297
   Harte-Hanks, Inc.                                         12,300          339
--------------------------------------------------------------------------------
                                                                             636
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.5%
   Alliant Techsystems, Inc. *                                8,989          790
   DRS Technologies, Inc.                                    10,400          542
   Sequa Corp., Class A *                                     1,800          216
--------------------------------------------------------------------------------
                                                                           1,548
--------------------------------------------------------------------------------
AGRICULTURE - 0.1%
   Universal Corp. of Virginia                                6,800          417
--------------------------------------------------------------------------------
AIRLINES - 0.4%
   Airtran Holdings, Inc. *                                  24,000          247
   Alaska Air Group, Inc. *                                  10,200          389
   JetBlue Airways Corp. *                                   47,650          548
--------------------------------------------------------------------------------
                                                                           1,184
--------------------------------------------------------------------------------
APPAREL - 0.6%
   Hanesbrands, Inc. *                                       24,400          717
   Phillips-Van Heusen Corp.                                 14,700          865
   Timberland (The) Co., Class A *                           14,300          372
--------------------------------------------------------------------------------
                                                                           1,954
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.3%
   Oshkosh Truck Corp.                                       19,700        1,044
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.8%
   ArvinMeritor, Inc.                                        20,000          365
   Bandag, Inc.                                               3,100          157
   BorgWarner, Inc.                                          15,700        1,184
   Lear Corp. *                                              20,100          734
   Modine Manufacturing Co.                                   8,800          202
--------------------------------------------------------------------------------
                                                                           2,642
--------------------------------------------------------------------------------
BANKS - 3.1%
   Associated Banc-Corp                                      33,082        1,112
   Bank of Hawaii Corp.                                      12,600          668
   Cathay General Bancorp                                    13,500          459
   City National Corp. of California                         10,100          743
   Colonial BancGroup (The), Inc.                            42,400        1,049
   Cullen/Frost Bankers, Inc.                                15,300          801
   FirstMerit Corp.                                          20,800          439
   Greater Bay Bancorp                                       13,100          352
   Investors Financial Services Corp.                        18,100        1,052
   PNC Financial Services Group, Inc.                         1,046           75
   SVB Financial Group *                                      9,900          481

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
BANKS - 3.1% - (CONTINUED)
   TCF Financial Corp.                                       31,700   $      836
   Webster Financial Corp.                                   14,272          685
   Westamerica Bancorporation                                 7,800          376
   Wilmington Trust Corp.                                    17,400          734
--------------------------------------------------------------------------------
                                                                           9,862
--------------------------------------------------------------------------------
BEVERAGES - 0.3%
   Hansen Natural Corp. *                                    16,600          629
   PepsiAmericas, Inc.                                       16,000          357
--------------------------------------------------------------------------------
                                                                             986
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.6%
   Affymetrix, Inc. *                                        18,800          566
   Charles River Laboratories International, Inc. *          16,964          785
   Invitrogen Corp. *                                        13,200          840
   Martek Biosciences Corp. *                                 8,500          175
   Millennium Pharmaceuticals, Inc. *                        83,200          945
   PDL BioPharma, Inc. *                                     31,616          686
   Vertex Pharmaceuticals, Inc. *                            32,600          914
--------------------------------------------------------------------------------
                                                                           4,911
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.8%
   Florida Rock Industries, Inc.                             13,500          908
   Martin Marietta Materials, Inc.                           12,100        1,636
--------------------------------------------------------------------------------
                                                                           2,544
--------------------------------------------------------------------------------
CHEMICALS - 3.1%
   Airgas, Inc.                                              20,300          856
   Albemarle Corp.                                           21,600          893
   Cabot Corp.                                               16,200          773
   Chemtura Corp.                                            61,100          668
   Cytec Industries, Inc.                                    10,700          602
   Ferro Corp.                                               11,000          238
   FMC Corp.                                                 10,600          799
   Lubrizol Corp.                                            19,000          979
   Lyondell Chemical Co.                                     55,300        1,657
   Minerals Technologies, Inc.                                5,400          336
   Olin Corp.                                                19,300          327
   RPM International, Inc.                                   30,400          702
   Sensient Technologies Corp.                               12,200          314
   Valspar Corp.                                             25,800          718
--------------------------------------------------------------------------------
                                                                           9,862
--------------------------------------------------------------------------------
COAL - 0.4%
   Arch Coal, Inc.                                           37,000        1,136
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   37   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
COMMERCIAL SERVICES - 4.8%
   Adesa, Inc.                                               22,800   $      630
   Alliance Data Systems Corp. *                             18,000        1,109
   Avis Budget Group, Inc. *                                 25,920          708
   Career Education Corp. *                                  25,700          784
   ChoicePoint, Inc. *                                       20,600          771
   Corinthian Colleges, Inc. *                               22,700          312
   Corporate Executive Board Co.                             10,800          820
   Deluxe Corp.                                              14,400          483
   DeVry, Inc.                                               15,100          443
   Gartner, Inc. *                                           14,600          350
   ITT Educational Services, Inc. *                           8,900          725
   Kelly Services, Inc., Class A                              5,200          167
   Korn/Ferry International *                                11,200          257
   Laureate Education, Inc. *                                14,000          826
   Manpower, Inc.                                            22,700        1,675
   MPS Group, Inc. *                                         26,500          375
   Navigant Consulting, Inc. *                               13,800          273
   Pharmaceutical Product Development, Inc.                  28,200          950
   Quanta Services, Inc. *                                   31,300          789
   Rent-A-Center, Inc. *                                     18,100          506
   Rollins, Inc.                                              7,900          182
   Sotheby's                                                 15,300          681
   Strayer Education, Inc.                                    3,900          487
   TravelCenters of America LLC - Fractional
      Shares *                                               80,000            -
   United Rentals, Inc. *                                    17,400          479
   Valassis Communications, Inc. *                           13,000          223
--------------------------------------------------------------------------------
                                                                          15,005
--------------------------------------------------------------------------------
COMPUTERS - 2.9%
   BISYS Group (The), Inc. *                                 31,100          356
   Cadence Design Systems, Inc. *                            75,000        1,580
   Ceridian Corp. *                                          37,700        1,314
   Diebold, Inc.                                             16,600          792
   DST Systems, Inc. *                                       14,820        1,115
   Henry (Jack) & Associates, Inc.                           20,100          483
   Imation Corp.                                              9,000          363
   Mentor Graphics Corp. *                                   23,200          379
   Palm, Inc. *                                              28,700          520
   SRA International, Inc., Class A *                        11,800          287
   Synopsys, Inc. *                                          37,000          971
   Western Digital Corp. *                                   57,600          968
--------------------------------------------------------------------------------
                                                                           9,128
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
COSMETICS/PERSONAL CARE - 0.2%
   Alberto-Culver Co.                                        22,600   $      517
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.1%
   CDW Corp.                                                 16,500        1,014
   Fastenal Co.                                              34,100        1,195
   Ingram Micro, Inc., Class A *                             35,800          691
   Tech Data Corp. *                                         14,700          526
--------------------------------------------------------------------------------
                                                                           3,426
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.2%
   AmeriCredit Corp. *                                       29,800          681
   Eaton Vance Corp.                                         32,200        1,148
   Edwards (A.G.), Inc.                                      20,500        1,418
   IndyMac Bancorp, Inc.                                     19,600          628
   Jefferies Group, Inc.                                     25,800          747
   Nuveen Investments, Inc., Class A                         21,600        1,022
   Raymond James Financial, Inc.                             23,300          693
   Waddell & Reed Financial, Inc., Class A                   21,300          497
--------------------------------------------------------------------------------
                                                                           6,834
--------------------------------------------------------------------------------
ELECTRIC - 5.7%
   Alliant Energy Corp.                                      31,900        1,430
   Aquila, Inc. *                                            97,700          408
   Black Hills Corp.                                          8,500          313
   DPL, Inc.                                                 31,600          983
   Duquesne Light Holdings, Inc.                             22,600          447
   Energy East Corp.                                         41,500        1,011
   Great Plains Energy, Inc.                                 20,700          672
   Hawaiian Electric Industries, Inc.                        20,600          535
   Idacorp, Inc.                                             12,600          426
   MDU Resources Group, Inc.                                 45,850        1,318
   Northeast Utilities                                       42,300        1,386
   NSTAR                                                     27,400          962
   OGE Energy Corp.                                          23,700          920
   Pepco Holdings, Inc.                                      48,600        1,410
   PNM Resources, Inc.                                       20,885          675
   Puget Energy, Inc.                                        29,600          760
   SCANA Corp.                                               29,900        1,291
   Sierra Pacific Resources *                                56,600          984
   Westar Energy, Inc.                                       22,100          608
   Wisconsin Energy Corp.                                    32,200        1,562
--------------------------------------------------------------------------------
                                                                          18,101
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
   Ametek, Inc.                                              27,150          938
   Energizer Holdings, Inc. *                                15,400        1,314

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9% -
   (CONTINUED)
   Hubbell, Inc., Class B                                    15,600   $      752
--------------------------------------------------------------------------------
                                                                           3,004
--------------------------------------------------------------------------------
ELECTRONICS - 2.2%
   Amphenol Corp., Class A                                   22,624        1,461
   Arrow Electronics, Inc. *                                 31,600        1,193
   Avnet, Inc. *                                             33,400        1,207
   Gentex Corp.                                              36,300          590
   Kemet Corp. *                                             22,500          172
   National Instruments Corp.                                14,400          378
   Newport Corp. *                                           10,500          172
   Thomas & Betts Corp. *                                    14,400          703
   Varian, Inc. *                                             8,600          501
   Vishay Intertechnology, Inc. *                            46,800          654
--------------------------------------------------------------------------------
                                                                           7,031
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.7%
   Dycom Industries, Inc. *                                  10,900          284
   Granite Construction, Inc.                                 9,500          525
   Jacobs Engineering Group, Inc. *                          30,600        1,427
--------------------------------------------------------------------------------
                                                                           2,236
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.4%
   International Speedway Corp., Class A                      9,200          476
   Macrovision Corp. *                                       13,000          326
   Scientific Games Corp., Class A *                         17,800          584
--------------------------------------------------------------------------------
                                                                           1,386
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.8%
   Mine Safety Appliances Co.                                 7,100          299
   Republic Services, Inc.                                   46,050        1,281
   Stericycle, Inc. *                                        11,200          913
--------------------------------------------------------------------------------
                                                                           2,493
--------------------------------------------------------------------------------
FOOD - 0.9%
   Hormel Foods Corp.                                        18,500          688
   JM Smucker (The) Co.                                      15,200          810
   Ruddick Corp.                                              9,100          274
   Smithfield Foods, Inc. *                                  27,400          821
   Tootsie Roll Industries, Inc.                              6,883          206
--------------------------------------------------------------------------------
                                                                           2,799
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.6%
   Bowater, Inc.                                             14,200          338
   Glatfelter                                                12,200          182
   Louisiana-Pacific Corp.                                   27,100          543

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
FOREST PRODUCTS & PAPER - 0.6% - (CONTINUED)
   Rayonier, Inc.                                            19,550   $      841
--------------------------------------------------------------------------------
                                                                           1,904
--------------------------------------------------------------------------------
GAS - 0.6%
   AGL Resources, Inc.                                       19,900          850
   Vectren Corp.                                             19,300          552
   WGL Holdings, Inc.                                        12,400          397
--------------------------------------------------------------------------------
                                                                           1,799
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.4%
   Kennametal, Inc.                                          10,900          737
   Lincoln Electric Holdings, Inc.                           11,000          655
--------------------------------------------------------------------------------
                                                                           1,392
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.6%
   Advanced Medical Optics, Inc. *                           15,000          558
   Beckman Coulter, Inc.                                     17,100        1,093
   Cytyc Corp. *                                             30,700        1,050
   Dentsply International, Inc.                              41,400        1,356
   Edwards Lifesciences Corp. *                              14,700          745
   Gen-Probe, Inc. *                                         13,200          622
   Henry Schein, Inc. *                                      24,200        1,335
   Hillenbrand Industries, Inc.                              15,800          938
   Intuitive Surgical, Inc. *                                 9,800        1,191
   Resmed, Inc. *                                            19,400          977
   STERIS Corp.                                              16,900          449
   Techne Corp. *                                            10,000          571
   Ventana Medical Systems, Inc. *                            8,400          352
--------------------------------------------------------------------------------
                                                                          11,237
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 3.0%
   Apria Healthcare Group, Inc. *                            12,000          387
   Community Health Systems, Inc. *                          25,200          888
   Covance, Inc. *                                           16,200          961
   Health Management Associates, Inc., Class A               65,400          711
   Health Net, Inc. *                                        29,500        1,588
   LifePoint Hospitals, Inc. *                               15,000          573
   Lincare Holdings, Inc. *                                  25,300          927
   Psychiatric Solutions, Inc. *                             14,700          593
   Triad Hospitals, Inc. *                                   23,903        1,249
   Universal Health Services, Inc., Class B                  14,989          858
   WellCare Health Plans, Inc. *                              8,800          750
--------------------------------------------------------------------------------
                                                                           9,485
--------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.4%
   Leucadia National Corp.                                   41,600        1,224
--------------------------------------------------------------------------------

See Notes to the Financial Statements


                          NORTHERN FUNDS ANNUAL REPORT   39   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
HOME BUILDERS - 0.9%
   Beazer Homes USA, Inc.                                    10,900   $      316
   Hovnanian Enterprises, Inc., Class A *                     9,900          249
   MDC Holdings, Inc.                                         8,800          423
   Ryland Group, Inc.                                        11,800          498
   Thor Industries, Inc.                                      8,900          351
   Toll Brothers, Inc. *                                     31,900          873
--------------------------------------------------------------------------------
                                                                           2,710
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.1%
   Furniture Brands International, Inc.                      12,900          204
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.7%
   American Greetings Corp., Class A                         14,800          343
   Blyth, Inc.                                                6,500          137
   Church & Dwight, Inc.                                     17,700          891
   Scotts Miracle-Gro (The) Co., Class A                     12,300          542
   Tupperware Brands Corp.                                   14,200          354
--------------------------------------------------------------------------------
                                                                           2,267
--------------------------------------------------------------------------------
INSURANCE - 5.2%
   American Financial Group, Inc. of Ohio                    18,000          613
   Brown & Brown, Inc.                                       29,300          793
   Everest Re Group Ltd.                                     17,600        1,693
   Fidelity National Financial, Inc., Class A                60,177        1,445
   First American Corp.                                      26,321        1,335
   Gallagher (Arthur J.) & Co.                               26,200          742
   Hanover Insurance Group (The), Inc.                       13,028          601
   HCC Insurance Holdings, Inc.                              28,200          869
   Horace Mann Educators Corp.                               10,900          224
   Mercury General Corp.                                      9,000          477
   Ohio Casualty Corp.                                       15,500          464
   Old Republic International Corp.                          58,900        1,303
   PMI Group (The), Inc.                                     24,000        1,085
   Protective Life Corp.                                     19,600          863
   Radian Group, Inc.                                        21,900        1,202
   Stancorp Financial Group, Inc.                            13,900          683
   Unitrin, Inc.                                             10,200          480
   W.R. Berkley Corp.                                        43,575        1,443
--------------------------------------------------------------------------------
                                                                          16,315
--------------------------------------------------------------------------------
INTERNET - 1.3%
   Avocent Corp. *                                           14,200          383
   Checkfree Corp. *                                         24,000          890
   F5 Networks, Inc. *                                       11,000          733
   McAfee, Inc. *                                            41,400        1,204
   NetFlix, Inc. *                                           16,600          385

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
INTERNET - 1.3% - (CONTINUED)
   ValueClick, Inc. *                                        25,100   $      656
--------------------------------------------------------------------------------
                                                                           4,251
--------------------------------------------------------------------------------
IRON/STEEL - 0.6%
   Reliance Steel & Aluminum Co.                             16,300          789
   Steel Dynamics, Inc.                                      24,700        1,067
--------------------------------------------------------------------------------
                                                                           1,856
--------------------------------------------------------------------------------
LEISURE TIME - 0.1%
   Callaway Golf Co.                                         15,800          249
--------------------------------------------------------------------------------
LODGING - 0.2%
   Boyd Gaming Corp.                                         11,100          529
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.4%
   Joy Global, Inc.                                          28,850        1,238
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.1%
   AGCO Corp. *                                              24,600          909
   Flowserve Corp.                                           14,800          846
   Graco, Inc.                                               17,100          670
   Nordson Corp.                                              8,600          400
   Zebra Technologies Corp., Class A *                       19,500          753
--------------------------------------------------------------------------------
                                                                           3,578
--------------------------------------------------------------------------------
MEDIA - 1.0%
   Belo Corp., Class A                                       22,300          416
   Entercom Communications Corp., Class A                     8,000          225
   Lee Enterprises, Inc.                                     11,600          349
   Media General, Inc., Class A                               6,300          240
   Scholastic Corp. *                                         7,800          243
   Washington Post (The), Co., Class B                        1,540        1,176
   Westwood One, Inc.                                        17,900          123
   Wiley (John) & Sons, Inc., Class A                        11,300          427
--------------------------------------------------------------------------------
                                                                           3,199
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.9%
   Commercial Metals Co.                                     30,000          941
   Precision Castparts Corp.                                 35,600        3,704
   Timken (The) Co.                                          26,000          788
   Worthington Industries, Inc.                              20,700          426
--------------------------------------------------------------------------------
                                                                           5,859
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.8%
   Brink's (The) Co.                                         12,200          774
   Carlisle Cos., Inc.                                       17,400          747
   Crane Co.                                                 13,200          533
   Donaldson Co., Inc.                                       17,800          643
   Federal Signal Corp.                                      12,600          196

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
MISCELLANEOUS MANUFACTURING - 2.8% - (CONTINUED)
   Harsco Corp.                                              21,600   $      969
   Lancaster Colony Corp.                                     6,100          270
   Pentair, Inc.                                             27,300          851
   Roper Industries, Inc.                                    22,400        1,229
   SPX Corp.                                                 15,700        1,102
   Teleflex, Inc.                                             9,900          674
   Trinity Industries, Inc.                                  21,050          882
--------------------------------------------------------------------------------
                                                                           8,870
--------------------------------------------------------------------------------
OFFICE FURNISHINGS - 0.4%
   Herman Miller, Inc.                                       16,500          552
   HNI Corp.                                                 12,300          565
--------------------------------------------------------------------------------
                                                                           1,117
--------------------------------------------------------------------------------
OIL & GAS - 5.1%
   Cimarex Energy Co.                                        21,100          781
   Denbury Resources, Inc. *                                 33,000          983
   Encore Acquisition Co. *                                  15,200          368
   Forest Oil Corp. *                                        15,600          521
   Frontier Oil Corp.                                        30,000          979
   Helmerich & Payne, Inc.                                   26,700          810
   Newfield Exploration Co. *                                33,400        1,393
   Noble Energy, Inc.                                        46,708        2,786
   Patterson-UTI Energy, Inc.                                43,200          970
   Pioneer Natural Resources Co.                             31,100        1,341
   Plains Exploration & Production Co. *                     19,500          880
   Pogo Producing Co.                                        16,200          779
   Pride International, Inc. *                               42,100        1,267
   Quicksilver Resources, Inc. *                             14,000          557
   Southwestern Energy Co. *                                 43,900        1,799
--------------------------------------------------------------------------------
                                                                          16,214
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.2%
   Cameron International Corp. *                             28,800        1,808
   FMC Technologies, Inc. *                                  18,500        1,291
   Grant Prideco, Inc. *                                     33,200        1,655
   Hanover Compressor Co. *                                  28,600          636
   Superior Energy Services, Inc. *                          20,600          710
   Tidewater, Inc.                                           15,800          926
--------------------------------------------------------------------------------
                                                                           7,026
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.5%
   Packaging Corp. of America                                23,500          573
   Sonoco Products Co.                                       25,400          955
--------------------------------------------------------------------------------
                                                                           1,528
--------------------------------------------------------------------------------

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
PHARMACEUTICALS - 1.9%
   Cephalon, Inc. *                                          17,300   $    1,232
   Medicis Pharmaceutical Corp., Class A                     14,900          459
   Omnicare, Inc.                                            31,600        1,257
   Par Pharmaceutical Cos., Inc. *                            9,000          226
   Perrigo Co.                                               19,500          344
   Sepracor, Inc. *                                          28,600        1,334
   Valeant Pharmaceuticals International                     24,300          420
   VCA Antech, Inc. *                                        21,200          770
--------------------------------------------------------------------------------
                                                                           6,042
--------------------------------------------------------------------------------
PIPELINES - 1.2%
   Equitable Resources, Inc.                                 33,100        1,600
   National Fuel Gas Co.                                     23,100          999
   Oneok, Inc.                                               29,000        1,305
--------------------------------------------------------------------------------
                                                                           3,904
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 3.9%
   AMB Property Corp.                                        24,800        1,458
   Highwoods Properties, Inc.                                14,200          561
   Hospitality Properties Trust                              25,538        1,195
   Liberty Property Trust                                    23,200        1,130
   Longview Fibre Co.                                        16,720          412
   Macerich (The) Co.                                        18,449        1,704
   Mack-Cali Realty Corp.                                    18,800          895
   New Plan Excel Realty Trust                               29,000          958
   Potlatch Corp.                                             9,928          455
   Regency Centers Corp.                                     17,666        1,476
   UDR, Inc.                                                 36,600        1,121
   Weingarten Realty Investors                               21,118        1,004
--------------------------------------------------------------------------------
                                                                          12,369
--------------------------------------------------------------------------------
RETAIL - 8.3%
   99 Cents Only Stores *                                    12,300          181
   Advance Auto Parts, Inc.                                  26,650        1,027
   Aeropostale, Inc. *                                       14,500          583
   American Eagle Outfitters, Inc.                           52,400        1,572
   AnnTaylor Stores Corp. *                                  19,700          764
   Applebee's International, Inc.                            20,800          515
   Barnes & Noble, Inc.                                      13,100          517
   BJ's Wholesale Club, Inc. *                               16,700          565
   Bob Evans Farms, Inc.                                      9,400          347
   Borders Group, Inc.                                       15,100          308
   Brinker International, Inc.                               31,200        1,020
   Carmax, Inc. *                                            55,600        1,364
   CBRL Group, Inc.                                           7,544          349

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   41   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
RETAIL - 8.3% - (CONTINUED)
   Charming Shoppes, Inc. *                                  31,004   $      402
   Cheesecake Factory (The), Inc. *                          21,400          570
   Chico's FAS, Inc. *                                       45,700        1,117
   Claire's Stores, Inc.                                     25,500          819
   Coldwater Creek, Inc. *                                   16,796          341
   Copart, Inc. *                                            18,200          510
   Dick's Sporting Goods, Inc. *                              9,600          559
   Dollar Tree Stores, Inc. *                                28,100        1,075
   Foot Locker, Inc.                                         39,500          930
   GameStop Corp., Class A *                                 39,200        1,277
   MSC Industrial Direct Co., Class A                        14,000          654
   O'Reilly Automotive, Inc. *                               29,700          983
   OSI Restaurant Partners, Inc.                             18,800          743
   Pacific Sunwear of California, Inc. *                     19,400          404
   Payless Shoesource, Inc. *                                18,200          604
   Petsmart, Inc.                                            36,900        1,216
   Regis Corp.                                               11,800          476
   Ross Stores, Inc.                                         37,800        1,300
   Ruby Tuesday, Inc.                                        15,200          435
   Saks, Inc.                                                36,400          759
   Urban Outfitters, Inc. *                                  30,100          798
   Williams-Sonoma, Inc.                                     28,900        1,025
--------------------------------------------------------------------------------
                                                                          26,109
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.9%
   Astoria Financial Corp.                                   21,600          574
   First Niagara Financial Group, Inc.                       30,782          428
   New York Community Bancorp, Inc.                          72,408        1,274
   Washington Federal, Inc.                                  22,200          521
--------------------------------------------------------------------------------
                                                                           2,797
--------------------------------------------------------------------------------
SEMICONDUCTORS - 4.0%
   Atmel Corp. *                                            110,600          556
   Cree, Inc. *                                              21,400          352
   Cypress Semiconductor Corp. *                             46,100          855
   Fairchild Semiconductor International, Inc. *             31,900          533
   Integrated Device Technology, Inc. *                      54,230          836
   International Rectifier Corp. *                           18,300          699
   Intersil Corp., Class A                                   37,800        1,001
   Lam Research Corp. *                                      37,200        1,761
   Lattice Semiconductor Corp. *                             29,900          175
   MEMC Electronic Materials, Inc. *                         43,800        2,654
   Micrel, Inc. *                                            15,600          172
   Microchip Technology, Inc.                                58,300        2,072

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
SEMICONDUCTORS - 4.0% - (CONTINUED)
   Semtech Corp. *                                           19,200   $      259
   Silicon Laboratories, Inc. *                              15,100          452
   Triquint Semiconductor, Inc. *                            36,300          182
--------------------------------------------------------------------------------
                                                                          12,559
--------------------------------------------------------------------------------
SOFTWARE - 3.1%
   Activision, Inc. *                                        67,444        1,278
   Acxiom Corp.                                              17,775          380
   Advent Software, Inc. *                                    4,800          167
   Broadridge Financial Solutions, Inc. *                    36,300          715
   Cerner Corp. *                                            17,700          964
   CSG Systems International, Inc. *                         13,500          338
   Dun & Bradstreet Corp.                                    15,787        1,440
   Fair Isaac Corp.                                          14,900          576
   Global Payments, Inc.                                     17,400          593
   MoneyGram International, Inc.                             23,100          641
   Parametric Technology Corp. *                             30,800          588
   SEI Investments Co.                                       17,400        1,048
   Sybase, Inc. *                                            22,913          579
   Transaction Systems Architects, Inc. *                     9,600          311
   Wind River Systems, Inc. *                                19,700          196
--------------------------------------------------------------------------------
                                                                           9,814
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.6%
   3Com Corp. *                                             102,300          400
   Adtran, Inc.                                              17,700          431
   Andrew Corp. *                                            44,300          469
   Cincinnati Bell, Inc. *                                   69,000          324
   CommScope, Inc. *                                         16,300          699
   Harris Corp.                                              36,200        1,844
   NeuStar, Inc., Class A *                                  16,400          467
   Plantronics, Inc.                                         12,500          295
   Polycom, Inc. *                                           24,300          810
   Powerwave Technologies, Inc. *                            29,400          167
   RF Micro Devices, Inc. *                                  53,300          332
   Telephone & Data Systems, Inc.                            27,600        1,646
   UTStarcom, Inc. *                                         27,600          229
--------------------------------------------------------------------------------
                                                                           8,113
--------------------------------------------------------------------------------
TEXTILES - 0.4%
   Mohawk Industries, Inc. *                                 14,600        1,198
--------------------------------------------------------------------------------
TRANSPORTATION - 1.9%
   Alexander & Baldwin, Inc.                                 11,100          560
   Con-way, Inc.                                             11,891          593
   Expeditors International Washington, Inc.                 56,900        2,351

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - CONTINUED
TRANSPORTATION - 1.9% - (CONTINUED)
   Hunt (J.B.) Transport Services, Inc.                      28,700   $      753
   Overseas Shipholding Group                                 7,700          482
   Swift Transportation Co., Inc. *                          13,900          433
   Werner Enterprises, Inc.                                  13,500          245
   YRC Worldwide, Inc. *                                     14,700          591
--------------------------------------------------------------------------------
                                                                           6,008
--------------------------------------------------------------------------------
TRUCKING & LEASING - 0.2%
   GATX Corp.                                                13,300          636
--------------------------------------------------------------------------------
WATER - 0.2%
   Aqua America, Inc.                                        33,866          760
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $263,464)                                                          305,046

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.1%
   Societe Generale, Grand Cayman,
     Eurodollar Time Deposit
      5.42%, 4/2/07                                    $      9,452        9,452
   U.S. Treasury Bill, (1)
      5.00%, 8/9/07                                             530          521
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $9,973)                                                              9,973
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8%
--------------------------------------------------------------------------------
(COST $273,437)                                                          315,019
   Other Assets less Liabilities - 0.2%                                      532
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  315,551

At March 31, 2007, the Mid Cap Index Fund had open futures contracts as follows:

                         NOTIONAL                         UNREALIZED
             NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
TYPE         CONTRACTS    (000S)    POSITION     EXP.       (000S)
----         ---------   --------   --------   --------   ----------
S&P Midcap
400 E-Mini      123       $10,526     Long       6/07        $110

At March 31, 2007, the industry sectors (unaudited) for the Mid Cap Index Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 14.9%
Consumer Staples                                                        2.5
Energy                                                                  8.2
Financials                                                             16.7
Health Care                                                            11.2
Industrials                                                            15.6
Information Technology                                                 15.8
Materials                                                               6.2
Telecommunication Services                                              0.8
Utilities                                                               8.1
--------------------------------------------------------------------------------
Total                                                                 100.0%

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   43   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5%
ADVERTISING - 0.3%
   Catalina Marketing Corp.                                  12,500   $      395
   Gaiam, Inc., Class A *                                     4,400           69
   inVentiv Health, Inc. *                                    8,000          306
   Marchex, Inc., Class B                                     6,300           97
   ValueVision Media, Inc., Class A *                         8,400          104
--------------------------------------------------------------------------------
                                                                             971
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.2%
   AAR Corp. *                                                9,800          270
   Aerovironment, Inc. *                                        679           16
   Argon ST, Inc. *                                           3,640           96
   BE Aerospace, Inc. *                                      20,900          663
   Curtiss-Wright Corp.                                      11,800          455
   EDO Corp.                                                  4,500          118
   Esterline Technologies Corp. *                             6,800          279
   GenCorp, Inc. *                                           15,200          210
   Heico Corp.                                                5,600          204
   Herley Industries, Inc. *                                  4,000           62
   Innovative Solutions & Support, Inc. *                     3,300           84
   K&F Industries Holdings, Inc. *                            5,100          137
   Kaman Corp.                                                6,600          154
   Moog, Inc., Class A *                                      9,962          415
   MTC Technologies, Inc. *                                   2,800           59
   Orbital Sciences Corp. *                                  16,100          302
   Sequa Corp., Class A *                                     1,800          216
   Teledyne Technologies, Inc. *                              9,300          348
   TransDigm Group, Inc. *                                    2,982          108
   Triumph Group, Inc.                                        4,300          238
   United Industrial Corp. of New York                        2,600          144
--------------------------------------------------------------------------------
                                                                           4,578
--------------------------------------------------------------------------------
AGRICULTURE - 0.4%
   Alico, Inc.                                                1,100           63
   Alliance One International, Inc. *                        26,100          241
   Andersons (The), Inc.                                      3,900          173
   Delta & Pine Land Co.                                      9,600          396
   Maui Land & Pineapple Co., Inc. *                          1,100           40
   Tejon Ranch Co. *                                          3,000          142
   Universal Corp. of Virginia                                7,000          429
   Vector Group Ltd.                                         10,845          203
--------------------------------------------------------------------------------
                                                                           1,687
--------------------------------------------------------------------------------
AIRLINES - 0.6%
   Airtran Holdings, Inc. *                                  24,500          252
   Alaska Air Group, Inc. *                                  10,700          408

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
AIRLINES - 0.6% - (CONTINUED)
   Allegiant Travel Co. *                                       128   $        4
   ExpressJet Holdings, Inc. *                               13,600           79
   Frontier Airlines Holdings, Inc. *                        10,250           62
   JetBlue Airways Corp. *                                   46,900          540
   Mesa Air Group, Inc. *                                     9,200           69
   Republic Airways Holdings, Inc. *                          8,900          204
   Skywest, Inc.                                             17,200          461
--------------------------------------------------------------------------------
                                                                           2,079
--------------------------------------------------------------------------------
APPAREL - 1.6%
   Carter's, Inc. *                                          13,100          332
   Cherokee, Inc.                                             2,200           95
   Columbia Sportswear Co.                                    3,600          224
   CROCS, Inc. *                                              2,700          128
   Deckers Outdoor Corp. *                                    3,000          213
   Guess?, Inc.                                              11,400          462
   Gymboree Corp. *                                           9,000          361
   Hartmarx Corp. *                                           8,700           64
   Iconix Brand Group, Inc. *                                13,100          267
   K-Swiss, Inc., Class A                                     7,100          192
   Kellwood Co.                                               7,050          207
   Maidenform Brands, Inc. *                                  4,100           95
   Oxford Industries, Inc.                                    4,100          203
   Perry Ellis International, Inc. *                          3,000           96
   Phillips-Van Heusen Corp.                                 14,900          876
   Quiksilver, Inc. *                                        33,000          383
   Skechers U.S.A., Inc., Class A *                           3,000          101
   Steven Madden Ltd.                                         5,700          166
   Stride Rite Corp.                                         10,100          155
   Timberland (The) Co., Class A *                           13,500          351
   True Religion Apparel, Inc. *                              3,600           58
   Volcom, Inc. *                                             3,694          127
   Warnaco Group (The), Inc. *                               12,700          361
   Weyco Group, Inc.                                          1,900           49
   Wolverine World Wide, Inc.                                15,100          431
--------------------------------------------------------------------------------
                                                                           5,997
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.1%
   A.S.V., Inc. *                                             5,600           85
   Wabash National Corp.                                      8,600          133
--------------------------------------------------------------------------------
                                                                             218
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.0%
   Accuride Corp. *                                           6,200           91
   Aftermarket Technology Corp. *                             6,000          146

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
AUTO PARTS & EQUIPMENT - 1.0% - (CONTINUED)
   American Axle & Manufacturing Holdings, Inc.              14,000   $      383
   ArvinMeritor, Inc.                                        19,000          347
   Bandag, Inc.                                               3,100          157
   Commercial Vehicle Group, Inc. *                           5,800          119
   Cooper Tire & Rubber Co.                                  16,800          307
   Fuel Systems Solutions, Inc. *                             3,100           57
   Keystone Automotive Industries, Inc. *                     4,400          148
   Lear Corp. *                                              20,700          756
   Miller Industries, Inc. of Tennessee *                     2,600           57
   Modine Manufacturing Co.                                   9,200          211
   Noble International Ltd.                                   3,150           53
   Superior Industries International, Inc.                    6,300          131
   Tenneco, Inc. *                                           12,200          311
   Titan International, Inc.                                  4,600          116
   Visteon Corp. *                                           34,600          295
--------------------------------------------------------------------------------
                                                                           3,685
--------------------------------------------------------------------------------
BANKS - 7.1%
   1st Source Corp.                                           3,608           94
   Alabama National Bancorp                                   4,300          304
   Amcore Financial, Inc.                                     5,982          190
   AmericanWest Bancorp                                       3,220           69
   Ameris Bancorp                                             3,520           86
   Arrow Financial Corp.                                      2,862           64
   Bancfirst Corp.                                            1,928           89
   Bancorp, Inc. of Delaware *                                2,985           78
   BancTrust Financial Group, Inc.                            2,700           57
   Bank Mutual Corp.                                         16,706          190
   Bank of Granite Corp.                                      4,525           81
   Bank of the Ozarks, Inc.                                   3,300           95
   Banner Corp.                                               3,400          141
   Boston Private Financial Holdings, Inc.                    9,500          265
   Cadence Financial Corp.                                    2,600           52
   Camden National Corp.                                      1,836           80
   Capital City Bank Group, Inc.                              3,508          117
   Capital Corp. of the West                                  2,640           70
   Capitol Bancorp Ltd.                                       3,700          136
   Cardinal Financial Corp.                                   7,000           70
   Cascade Bancorp                                            7,656          199
   Cass Information Systems, Inc.                             1,650           56
   Cathay General Bancorp                                    13,900          472
   Centennial Bank Holdings, Inc. *                          16,200          140
   Center Financial Corp.                                     3,400           67

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
BANKS - 7.1% - (CONTINUED)
   Centerstate Banks of Florida, Inc.                         2,400   $       42
   Central Pacific Financial Corp.                            8,180          299
   Chemical Financial Corp.                                   6,904          206
   Chittenden Corp.                                          12,616          381
   Citizens Banking Corp. of Michigan                        20,423          453
   City Holding Co.                                           4,900          198
   CityBank Lynwood of Washington                             3,600          116
   Coastal Financial Corp. of South Carolina                  4,785           75
   CoBiz, Inc.                                                4,050           81
   Columbia Bancorp of Oregon                                 2,800           67
   Columbia Banking System, Inc.                              4,366          147
   Community Bancorp of Nevada *                              1,800           55
   Community Bank System, Inc.                                8,200          172
   Community Banks, Inc.                                      6,604          158
   Community Trust Bancorp, Inc.                              4,135          150
   Corus Bankshares, Inc.                                    10,700          183
   CVB Financial Corp.                                       18,154          216
   Enterprise Financial Services Corp.                        2,400           67
   Farmers Capital Bank Corp.                                 2,000           59
   First Bancorp of North Carolina                            3,400           73
   First BanCorp of Puerto Rico                              19,300          256
   First Busey Corp.                                          4,150           89
   First Charter Corp.                                        8,900          191
   First Commonwealth Financial Corp.                        19,028          224
   First Community Bancorp, Inc. of California                6,202          351
   First Community Bancshares, Inc. of Virginia               2,759          108
   First Financial Bancorp                                    9,224          139
   First Financial Bankshares, Inc.                           5,661          237
   First Financial Corp. of Indiana                           3,606          112
   First Indiana Corp.                                        3,477           76
   First Merchants Corp.                                      5,127          122
   First Midwest Bancorp, Inc. of Illinois                   13,500          496
   First Regional Bancorp of California *                     2,200           65
   First Republic Bank of California                          6,350          341
   First South Bancorp, Inc. of North Carolina                2,300           71
   First State Bancorporation of New Mexico                   4,800          108
   FirstMerit Corp.                                          21,600          456
   FNB Corp. of Pennsylvania                                 15,529          262
   FNB Corp. of Virginia                                      2,000           72
   Fremont General Corp.                                     17,800          123
   Frontier Financial Corp.                                  10,750          268
   GB&T Bancshares, Inc.                                      3,700           67

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   45   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
BANKS - 7.1% - (CONTINUED)
   Glacier Bancorp, Inc.                                     13,944   $      335
   Great Southern Bancorp, Inc.                               2,800           82
   Greater Bay Bancorp                                       13,600          366
   Greene County Bancshares, Inc.                             2,300           78
   Hancock Holding Co.                                        7,324          322
   Hanmi Financial Corp.                                     11,000          210
   Harleysville National Corp.                                7,970          142
   Heartland Financial USA, Inc.                              4,000          107
   Heritage Commerce Corp.                                    3,200           82
   Home Bancshares, Inc./Conway AR                            3,100           68
   Horizon Financial Corp.                                    3,500           77
   IBERIABANK Corp.                                           3,511          195
   Independent Bank Corp. of Massachusetts                    4,100          135
   Independent Bank Corp. of Michigan                         6,310          128
   Integra Bank Corp.                                         4,743          106
   International Bancshares Corp.                            12,600          374
   Intervest Bancshares Corp. *                               1,400           40
   Irwin Financial Corp.                                      5,500          102
   ITLA Capital Corp.                                         1,500           78
   Lakeland Bancorp, Inc.                                     5,373           73
   Lakeland Financial Corp.                                   3,400           77
   Macatawa Bank Corp.                                        4,128           76
   MainSource Financial Group, Inc.                           4,370           74
   MB Financial, Inc.                                         7,772          280
   MBT Financial Corp.                                        4,200           54
   Mercantile Bank Corp.                                      2,160           70
   MetroCorp. Bancshares, Inc.                                1,800           38
   Mid-State Bancshares                                       6,100          224
   Midwest Banc Holdings, Inc.                                4,800           85
   Nara Bancorp, Inc.                                         5,800          102
   National Penn Bancshares, Inc.                            12,918          244
   NBT Bancorp, Inc.                                          9,504          223
   Old National Bancorp of Indiana                           18,095          329
   Old Second Bancorp, Inc.                                   3,838          105
   Omega Financial Corp.                                      3,378           96
   Oriental Financial Group, Inc.                             5,947           70
   Pacific Capital Bancorp                                   12,633          406
   Park National Corp.                                        3,225          305
   Peoples Bancorp, Inc. of Ohio                              2,860           76
   Pinnacle Financial Partners, Inc. *                        4,300          131
   Placer Sierra Bancshares                                   3,300           89
   Preferred Bank of California                               1,800           71

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
BANKS - 7.1% - (CONTINUED)
   Premierwest Bancorp,                                       3,930   $       53
   PrivateBancorp, Inc.                                       4,800          175
   Prosperity Bancshares, Inc.                                9,500          330
   Provident Bankshares Corp.                                 9,056          298
   Renasant Corp.                                             4,400          109
   Republic Bancorp, Inc. of Kentucky, Class A                2,198           50
   Royal Bancshares of Pennsylvania, Inc., Class A            1,274           30
   S & T Bancorp, Inc.                                        7,100          235
   Sandy Spring Bancorp, Inc.                                 4,100          142
   Santander BanCorp                                          1,379           24
   SCBT Financial Corp.                                       2,506           91
   Seacoast Banking Corp. of Florida                          4,020           91
   Security Bank Corp. of Georgia                             4,200           85
   Shore Bancshares, Inc.                                     2,300           61
   Sierra Bancorp                                             1,600           45
   Signature Bank of New York *                               7,900          257
   Simmons First National Corp., Class A                      3,900          117
   Smithtown Bancorp, Inc.                                    2,420           63
   Southside Bancshares, Inc.                                 2,930           67
   Southwest Bancorp, Inc. of Oklahoma                        4,000          103
   Sterling Bancorp of New York                               5,129           93
   Sterling Bancshares, Inc. of Texas                        18,787          210
   Sterling Financial Corp. of Pennsylvania                   6,957          154
   Sterling Financial Corp. of Washington                    12,482          389
   Suffolk Bancorp                                            2,900           94
   Sun Bancorp, Inc. of New Jersey *                          3,921           73
   Superior Bancorp *                                         4,800           52
   Susquehanna Bancshares, Inc.                              13,979          324
   SVB Financial Group *                                      9,600          466
   SY Bancorp, Inc.                                           3,485           87
   Taylor Capital Group, Inc.                                 1,600           56
   Texas Capital Bancshares, Inc. *                           6,400          131
   Tompkins Trustco, Inc.                                     1,853           78
   Trico Bancshares                                           3,800           90
   Trustco Bank Corp. of New York                            20,594          197
   Trustmark Corp.                                           13,200          370
   UCBH Holdings, Inc.                                       26,000          484
   UMB Financial Corp.                                        8,512          321
   Umpqua Holdings Corp.                                     15,131          405
   Union Bankshares Corp. of Virginia                         3,700           96
   United Bankshares, Inc.                                   10,100          354
   United Community Banks, Inc. of Georgia                    9,300          305

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
BANKS - 7.1% - (CONTINUED)
   United Security Bancshares of California                   2,000   $       38
   Univest Corp. of Pennsylvania                              3,250           80
   USB Holding Co., Inc.                                      3,374           77
   USB Holdings Co., Inc. - Fractional Shares *              50,000            -
   Vineyard National Bancorp                                  2,550           59
   Virginia Commerce Bancorp *                                4,284           93
   Virginia Financial Group, Inc.                             3,000           78
   W. Holding Co., Inc.                                      29,900          149
   Washington Trust Bancorp, Inc.                             3,300           88
   WesBanco, Inc.                                             6,000          185
   West Bancorporation                                        4,959           75
   West Coast Bancorp of Oregon                               4,207          134
   Westamerica Bancorporation                                 8,500          409
   Western Alliance Bancorp *                                 3,600          112
   Wilshire Bancorp, Inc.                                     4,200           69
   Wintrust Financial Corp.                                   6,900          308
   Yardville National Bancorp                                 2,700           98
--------------------------------------------------------------------------------
                                                                          26,326
--------------------------------------------------------------------------------
BEVERAGES - 0.1%
   Boston Beer Co., Inc., Class A *                           2,600           87
   Coca-Cola Bottling Co. Consolidated                        1,327           75
   Farmer Bros. Co.                                           2,000           45
   Green Mountain Coffee Roasters, Inc. *                     1,300           82
   Jones Soda Co. *                                           7,000          142
   National Beverage Corp. *                                  2,300           40
   Overland Beverage Distributing *                              20            -
   Peet's Coffee & Tea, Inc. *                                3,900          108
--------------------------------------------------------------------------------
                                                                             579
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.0%
   Advanced Magnetics, Inc. *                                 2,200          133
   ADVENTRX Pharmaceuticals, Inc. *                          16,000           40
   Affymetrix, Inc. *                                        18,200          547
   Alexion Pharmaceuticals, Inc. *                            9,500          411
   American Oriental Bioengineering, Inc. *                  12,300          115
   Applera Corp. (Celera Genomics Group) *                   20,800          295
   Arena Pharmaceuticals, Inc. *                             13,000          141
   Ariad Pharmaceuticals, Inc. *                             17,800           80
   Bio-Rad Laboratories, Inc., Class A *                      5,000          349
   Biocryst Pharmaceuticals, Inc. *                           6,500           54
   Cambrex Corp.                                              7,300          180
   Cell Genesys, Inc. *                                      14,300           60
   Coley Pharmaceutical Group, Inc. *                         4,900           47

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
BIOTECHNOLOGY - 2.0% - (CONTINUED)
   Cytokinetics, Inc. *                                       7,400   $       52
   DeCODE Genetics, Inc. *                                   17,700           65
   Digene Corp. *                                             4,800          204
   Diversa Corp. *                                            8,300           65
   Encysive Pharmaceuticals, Inc. *                          16,300           44
   Enzo Biochem, Inc. *                                       7,507          113
   Enzon Pharmaceuticals, Inc. *                             12,000           98
   Exelixis, Inc. *                                          24,300          242
   Genitope Corp. *                                           8,300           34
   Genomic Health, Inc. *                                     3,500           61
   Geron Corp. *                                             18,100          127
   GTX, Inc. *                                                3,400           69
   Hana Biosciences, Inc. *                                   8,200           16
   Human Genome Sciences, Inc. *                             35,533          377
   Illumina, Inc. *                                          14,736          432
   Incyte Corp. *                                            23,000          152
   Integra LifeSciences Holdings Corp. *                      5,200          237
   InterMune, Inc. *                                          7,100          175
   Keryx Biopharmaceuticals, Inc. *                          11,800          124
   Lexicon Genetics, Inc. *                                  19,500           71
   Lifecell Corp. *                                           9,200          230
   Martek Biosciences Corp. *                                 8,800          181
   Maxygen, Inc. *                                            8,100           90
   Metabasis Therapeutics, Inc. *                             6,000           44
   Momenta Pharmaceuticals, Inc. *                            6,200           80
   Monogram Biosciences, Inc. *                              37,000           72
   Myriad Genetics, Inc. *                                   11,627          401
   Nektar Therapeutics *                                     24,200          316
   Northfield Laboratories, Inc. *                            7,000           25
   Novavax, Inc. *                                           17,500           45
   Panacos Pharmaceuticals, Inc. *                           13,800           64
   Peregrine Pharmaceuticals, Inc. *                         54,000           53
   Regeneron Pharmaceuticals, Inc. *                         14,000          303
   Sangamo BioSciences, Inc. *                                8,200           56
   Savient Pharmaceuticals, Inc. *                           14,752          177
   SuperGen, Inc. *                                          14,100           83
   Telik, Inc. *                                             14,400           78
--------------------------------------------------------------------------------
                                                                           7,508
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.8%
   AAON, Inc.                                                 2,600           68
   Apogee Enterprises, Inc.                                   7,700          154
   Builders FirstSource, Inc. *                               4,200           67

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   47   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
BUILDING MATERIALS - 0.8% - (CONTINUED)
   Comfort Systems USA, Inc.                                 11,100   $      133
   Drew Industries, Inc. *                                    5,100          146
   Genlyte Group, Inc. *                                      6,700          473
   Goodman Global, Inc. *                                     6,400          113
   Interline Brands, Inc. *                                   7,430          163
   LSI Industries, Inc.                                       5,912           99
   NCI Building Systems, Inc. *                               5,500          263
   PGT, Inc. *                                                2,900           35
   Simpson Manufacturing Co., Inc.                           10,000          308
   Texas Industries, Inc.                                     6,300          476
   Trex Co., Inc. *                                           3,300           71
   U.S. Concrete, Inc. *                                      9,200           72
   Universal Forest Products, Inc.                            4,600          228
--------------------------------------------------------------------------------
                                                                           2,869
--------------------------------------------------------------------------------
CHEMICALS - 1.9%
   American Vanguard Corp.                                    5,000           85
   Arch Chemicals, Inc.                                       6,600          206
   Balchem Corp.                                              4,950           88
   CF Industries Holdings, Inc.                              14,900          574
   Ferro Corp.                                               11,550          250
   Fuller (H.B.) Co.                                         15,900          434
   Georgia Gulf Corp.                                         9,400          152
   Grace (W.R.) & Co. *                                      18,500          489
   Hercules, Inc. *                                          30,700          600
   Innospec, Inc.                                             3,400          196
   Kronos Worldwide, Inc.                                       778           25
   MacDermid, Inc.                                            7,600          265
   Minerals Technologies, Inc.                                5,400          336
   NewMarket Corp.                                            4,700          191
   NL Industries, Inc.                                        2,300           25
   Olin Corp.                                                19,500          330
   OM Group, Inc. *                                           8,000          357
   Omnova Solutions, Inc. *                                  12,200           67
   Pioneer Cos., Inc. *                                       3,300           91
   PolyOne Corp. *                                           25,400          155
   Rockwood Holdings, Inc. *                                  9,497          263
   Schulman (A.), Inc.                                        6,600          156
   Sensient Technologies Corp.                               12,500          322
   Spartech Corp.                                             8,800          258
   Stepan Co.                                                 1,700           45
   Symyx Technologies, Inc. *                                 9,100          161
   Terra Industries, Inc. *                                  25,700          450

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
CHEMICALS - 1.9% - (CONTINUED)
   Tronox, Inc., Class B                                     11,400   $      159
   UAP Holding Corp.                                         13,800          357
   US BioEnergy Corp. *                                         718            8
   Zoltek Cos., Inc. *                                        4,400          154
--------------------------------------------------------------------------------
                                                                           7,249
--------------------------------------------------------------------------------
COAL - 0.1%
   Alpha Natural Resources, Inc. *                           14,170          221
   International Coal Group, Inc. *                          31,200          164
   James River Coal Co. *                                     4,900           37
   Westmoreland Coal Co. *                                    1,900           38
--------------------------------------------------------------------------------
                                                                             460
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.7%
   Aaron Rents, Inc.                                         11,850          313
   ABM Industries, Inc.                                      11,848          313
   Administaff, Inc.                                          6,200          218
   Advance America Cash Advance Centers, Inc.                18,310          282
   Advisory Board (The) Co. *                                 5,100          258
   Affymax, Inc. *                                              159            5
   Albany Molecular Research, Inc. *                          6,900           68
   AMN Healthcare Services, Inc. *                            8,900          201
   Arbitron, Inc.                                             8,100          380
   Bankrate, Inc. *                                           2,800           99
   Barrett Business Services                                  1,900           44
   BearingPoint, Inc. *                                      50,300          385
   Bowne & Co., Inc.                                          8,200          129
   Bright Horizons Family Solutions, Inc. *                   7,000          264
   Capella Education Co. *                                      157            5
   CBIZ, Inc. *                                              14,900          106
   CDI Corp.                                                  3,600          104
   Central Parking Corp.                                      2,744           61
   Cenveo, Inc. *                                            14,570          354
   Chemed Corp.                                               7,100          348
   Clayton Holdings, Inc. *                                   2,600           40
   Coinmach Service Corp., Class A                            7,500           80
   Coinstar, Inc. *                                           7,600          238
   Compass Diversified Trust                                  3,600           60
   Consolidated Graphics, Inc. *                              3,100          230
   Corinthian Colleges, Inc. *                               23,300          320
   Cornell Cos., Inc. *                                       3,200           65
   Corvel Corp. *                                             2,125           64
   CoStar Group, Inc. *                                       4,600          206
   CRA International, Inc. *                                  3,100          162

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
COMMERCIAL SERVICES - 5.7% - (CONTINUED)
   Cross Country Healthcare, Inc. *                           8,800   $      160
   Deluxe Corp.                                              14,000          469
   DeVry, Inc.                                               16,500          484
   Diamond Management & Technology
      Consultants, Inc.                                       8,300           97
   Dollar Financial Corp. *                                   3,500           89
   Dollar Thrifty Automotive Group *                          6,600          337
   DynCorp International, Inc., Class A *                     6,900          104
   Educate, Inc. *                                            4,800           37
   Electro Rent Corp. *                                       5,374           77
   Euronet Worldwide, Inc. *                                  9,600          258
   ExlService Holdings, Inc. *                                1,456           30
   Exponent, Inc. *                                           4,100           82
   First Advantage Corp., Class A *                           2,000           48
   First Consulting Group, Inc. *                             5,900           54
   Forrester Research, Inc. *                                 3,900          111
   FTI Consulting, Inc. *                                    10,925          367
   Gartner, Inc. *                                           15,300          366
   Geo Group (The), Inc. *                                    6,800          308
   Gevity HR, Inc.                                            7,200          142
   Global Cash Access Holdings, Inc. *                        9,100          152
   H&E Equipment Services, Inc. *                             3,100           67
   Healthcare Services Group                                  7,525          216
   Healthspring, Inc. *                                       5,100          120
   Heartland Payment Systems, Inc.                            4,000           95
   Heidrick & Struggles International, Inc. *                 5,000          242
   Home Solutions of America, Inc. *                         11,800           56
   Hudson Highland Group, Inc. *                              6,700          104
   Huron Consulting Group, Inc. *                             4,800          292
   ICT Group, Inc. *                                          1,800           32
   Integrated Electrical Services, Inc. *                     4,400          109
   Interactive Data Corp.                                     9,700          240
   Jackson Hewitt Tax Service, Inc.                           8,900          286
   Kelly Services, Inc., Class A                              5,529          178
   Kendle International, Inc. *                               3,400          121
   Kenexa Corp. *                                             4,400          137
   Kforce, Inc. *                                             8,000          110
   Korn/Ferry International *                                11,400          262
   Labor Ready, Inc. *                                       14,700          279
   Landauer, Inc.                                             2,500          126
   LECG Corp. *                                               6,700           97
   Live Nation, Inc. *                                       17,500          386
   MAXIMUS, Inc.                                              5,900          203

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
COMMERCIAL SERVICES - 5.7% - (CONTINUED)
   McGrath Rentcorp                                           5,964   $      189
   Medifast, Inc. *                                           3,200           23
   Midas, Inc. *                                              4,400           95
   Monro Muffler, Inc.                                        3,300          116
   Morningstar, Inc. *                                        3,800          196
   MPS Group, Inc. *                                         27,900          395
   Navigant Consulting, Inc. *                               11,500          227
   Net 1 UEPS Technologies, Inc. *                           13,700          341
   On Assignment, Inc. *                                      7,200           89
   Parexel International Corp. *                              7,400          266
   PeopleSupport, Inc. *                                      5,300           61
   PharmaNet Development Group, Inc. *                        4,950          129
   PHH Corp. *                                               14,400          440
   PRA International *                                        4,900          106
   Pre-Paid Legal Services, Inc. *                            2,700          135
   Providence Service (The) Corp. *                           3,330           79
   Rent-A-Center, Inc. *                                     18,700          523
   Resources Connection, Inc. *                              13,000          416
   Rewards Network, Inc. *                                    7,259           38
   Rollins, Inc.                                              8,100          186
   SAIC, Inc. *                                              23,300          404
   Senomyx, Inc. *                                            8,640          107
   Sotheby's                                                 17,200          765
   Source Interlink Cos., Inc. *                              9,600           64
   Spherion Corp. *                                          15,830          140
   Standard Parking Corp. *                                   1,400           50
   Startek, Inc.                                              3,100           30
   Stewart Enterprises, Inc., Class A                        28,900          233
   Strayer Education, Inc.                                    3,900          488
   Team, Inc. *                                               1,900           72
   TeleTech Holdings, Inc. *                                  8,800          323
   TNS, Inc. *                                                6,600          106
   Universal Technical Institute, Inc. *                      6,300          145
   Valassis Communications, Inc. *                           13,127          226
   Vertrue, Inc. *                                            2,000           96
   Viad Corp.                                                 6,000          232
   Volt Information Sciences, Inc. *                          3,375           88
   Watson Wyatt Worldwide, Inc., Class A                     11,400          555
   Wright Express Corp. *                                    10,890          330
--------------------------------------------------------------------------------
                                                                          21,436
--------------------------------------------------------------------------------
COMPUTERS - 2.7%
   3D Systems Corp. *                                         4,100           90

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   49   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
COMPUTERS - 2.7% - (CONTINUED)
   Agilysys, Inc.                                             8,387   $      188
   Ansoft Corp. *                                             4,500          142
   BISYS Group (The), Inc. *                                 32,600          374
   Brocade Communications Systems, Inc. *                   105,525        1,005
   CACI International, Inc., Class A *                        8,300          389
   CIBER, Inc. *                                             15,000          118
   COMSYS IT Partners, Inc. *                                 4,500           89
   Comtech Group, Inc. *                                      4,100           72
   Covansys Corp. *                                           8,500          210
   Echelon Corp. *                                            8,800           93
   Electronics for Imaging, Inc. *                           15,700          368
   Gateway, Inc. *                                           74,871          164
   Henry (Jack) & Associates, Inc.                           21,500          517
   Hutchinson Technology, Inc. *                              7,015          164
   iGate Corp. *                                              6,000           49
   IHS, Inc., Class A *                                       6,400          263
   Imation Corp.                                              9,400          379
   Integral Systems, Inc. of Maryland                         3,050           74
   InterVoice, Inc. *                                        10,600           70
   Isilon Systems, Inc. *                                       304            5
   Komag, Inc. *                                              8,400          275
   Kronos, Inc. *                                             8,618          461
   Magma Design Automation, Inc. *                           10,500          126
   Manhattan Associates, Inc. *                               7,500          206
   Maxwell Technologies, Inc. *                               3,900           49
   Mentor Graphics Corp. *                                   21,700          355
   Mercury Computer Systems, Inc. *                           5,900           82
   Micros Systems, Inc. *                                    10,500          567
   Mobility Electronics, Inc. *                               8,500           26
   MTS Systems Corp.                                          5,000          194
   Ness Technologies, Inc. *                                  7,500           96
   Netscout Systems, Inc. *                                   7,300           66
   Palm, Inc. *                                              24,806          450
   Perot Systems Corp., Class A *                            23,300          416
   Quantum Corp. *                                           52,400          141
   Rackable Systems, Inc. *                                   7,600          129
   Radiant Systems, Inc. *                                    7,200           94
   Radisys Corp. *                                            5,800           95
   SI International, Inc. *                                   3,600          103
   Sigma Designs, Inc. *                                      6,200          163
   Silicon Storage Technology, Inc. *                        24,900          123
   SRA International, Inc., Class A *                        10,500          256

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
COMPUTERS - 2.7% - (CONTINUED)
   Stratasys, Inc. *                                          2,850   $      122
   Super Micro Computer, Inc. *                                 669            6
   SYKES Enterprises, Inc. *                                  8,000          146
   Synaptics, Inc. *                                          6,900          176
   Syntel, Inc.                                               2,400           83
   Talx Corp.                                                 8,657          287
   Tyler Technologies, Inc. *                                10,800          137
--------------------------------------------------------------------------------
                                                                          10,253
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.1%
   Chattem, Inc. *                                            4,700          277
   Elizabeth Arden, Inc. *                                    7,100          155
   Inter Parfums, Inc.                                        1,400           29
   Parlux Fragrances, Inc. *                                  3,500           19
   Revlon, Inc., Class A *                                   46,300           50
--------------------------------------------------------------------------------
                                                                             530
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.8%
   Beacon Roofing Supply, Inc. *                             12,000          194
   BlueLinx Holdings, Inc.                                    3,700           39
   Brightpoint, Inc. *                                       13,850          158
   Building Material Holding Corp.                            7,900          143
   Central European Distribution Corp. *                      8,650          252
   Core-Mark Holding Co., Inc. *                              2,800          100
   Directed Electronics, Inc. *                               2,800           25
   LKQ Corp. *                                               12,100          264
   MWI Veterinary Supply, Inc. *                              1,600           53
   NuCo2, Inc. *                                              4,200          106
   Owens & Minor, Inc.                                       10,862          399
   Scansource, Inc. *                                         6,900          185
   United Stationers, Inc. *                                  8,592          515
   Watsco, Inc.                                               7,550          386
--------------------------------------------------------------------------------
                                                                           2,819
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.7%
   Accredited Home Lenders Holding Co. *                      5,870           54
   Advanta Corp., Class B                                     5,300          232
   Asset Acceptance Capital Corp. *                           4,300           67
   Asta Funding, Inc.                                         3,300          142
   Calamos Asset Management, Inc., Class A                    6,200          138
   CharterMac                                                14,300          277
   Cityscape Financial Corp. *                                3,800            -
   Cohen & Steers, Inc.                                       3,600          155
   CompuCredit Corp. *                                        5,600          175
   Credit Acceptance Corp. *                                  2,752           75

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 1.7% - (CONTINUED)
   Doral Financial Corp. *                                   24,700   $       41
   eSpeed, Inc., Class A *                                    5,600           53
   Federal Agricultural Mortgage Corp., Class C               3,100           84
   Financial Federal Corp.                                    7,400          195
   Friedman Billings Ramsey Group, Inc., Class A             39,700          219
   GAMCO Investors, Inc., Class A                             1,600           69
   GFI Group, Inc. *                                          3,220          219
   Greenhill & Co., Inc.                                      4,800          295
   International Securities Exchange, Inc.                   10,300          503
   KBW, Inc. *                                                  168            6
   Knight Capital Group, Inc., Class A *                     28,200          447
   LaBranche & Co., Inc. *                                   14,600          119
   MarketAxess Holdings, Inc. *                               8,700          146
   Marlin Business Services Corp. *                           3,200           70
   National Financial Partners Corp.                         10,099          474
   NewStar Financial, Inc. *                                  3,757           63
   Ocwen Financial Corp. *                                    9,400          121
   optionsXpress Holdings, Inc.                               5,730          135
   Penson Worldwide, Inc. *                                   2,000           60
   Piper Jaffray Cos. *                                       4,991          309
   Portfolio Recovery Associates, Inc. *                      4,300          192
   Sanders Morris Harris Group, Inc.                          3,800           40
   Stifel Financial Corp. *                                   3,333          148
   SWS Group, Inc.                                            6,415          159
   Thomas Weisel Partners Group, Inc. *                       2,000           38
   TradeStation Group, Inc. *                                 7,000           88
   United PanAm Financial Corp. *                             2,800           35
   Waddell & Reed Financial, Inc., Class A                   22,900          534
   World Acceptance Corp. *                                   5,000          200
--------------------------------------------------------------------------------
                                                                           6,377
--------------------------------------------------------------------------------
ELECTRIC - 1.8%
   Allete, Inc.                                               6,800          317
   Aquila, Inc. *                                           101,000          422
   Avista Corp.                                              13,500          327
   Black Hills Corp.                                          9,000          331
   CH Energy Group, Inc.                                      4,300          209
   Cleco Corp.                                               15,300          395
   Duquesne Light Holdings, Inc.                             23,900          473
   El Paso Electric Co. *                                    13,100          345
   Empire District Electric (The) Co.                         8,200          203
   Idacorp, Inc.                                             11,500          389
   ITC Holdings Corp.                                         4,100          178

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
ELECTRIC - 1.8% - (CONTINUED)
   MGE Energy, Inc.                                           5,625   $      200
   NorthWestern Corp.                                         9,600          340
   Ormat Technologies, Inc.                                   2,200           92
   Otter Tail Corp.                                           8,100          277
   Pike Electric Corp. *                                      4,300           78
   PNM Resources, Inc.                                       20,500          662
   Portland General Electric Co.                              7,400          216
   UIL Holdings Corp.                                         6,733          234
   Unisource Energy Corp.                                     9,520          358
   Westar Energy, Inc.                                       23,500          647
--------------------------------------------------------------------------------
                                                                           6,693
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
   Advanced Energy Industries, Inc. *                         9,600          202
   American Superconductor Corp. *                            9,000          121
   Belden CDT, Inc.                                          11,512          617
   Capstone Turbine Corp. *                                  28,200           30
   China BAK Battery, Inc. *                                  7,350           24
   Color Kinetics, Inc. *                                     3,700           72
   Encore Wire Corp.                                          6,400          162
   Energy Conversion Devices, Inc. *                         10,500          367
   EnerSys *                                                 12,800          220
   General Cable Corp. *                                     13,700          732
   GrafTech International Ltd. *                             26,900          244
   Greatbatch, Inc. *                                         6,000          153
   Insteel Industries, Inc.                                   3,900           65
   Lamson & Sessions (The) Co. *                              3,800          106
   Littelfuse, Inc. *                                         6,100          248
   Medis Technologies Ltd. *                                  5,896          100
   Powell Industries, Inc. *                                  2,200           70
   Power-One, Inc. *                                         19,200          110
   Superior Essex, Inc. *                                     5,550          192
   Universal Display Corp. *                                  6,500           98
   Vicor Corp.                                                5,400           54
--------------------------------------------------------------------------------
                                                                           3,987
--------------------------------------------------------------------------------
ELECTRONICS - 2.5%
   American Science & Engineering, Inc. *                     2,500          132
   Analogic Corp.                                             3,800          239
   Badger Meter, Inc.                                         3,900          104
   Bel Fuse, Inc., Class B                                    2,800          108
   Benchmark Electronics, Inc. *                             17,363          359
   Brady Corp., Class A                                      12,138          379
   Checkpoint Systems, Inc. *                                10,700          253

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   51   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
ELECTRONICS - 2.5% - (CONTINUED)
   Cogent, Inc. *                                            11,900   $      160
   Coherent, Inc. *                                           8,500          270
   CTS Corp.                                                  9,880          137
   Cubic Corp.                                                4,200           91
   Cymer, Inc. *                                              9,973          414
   Daktronics, Inc.                                          10,500          288
   Dionex Corp. *                                             5,400          368
   Eagle Test Systems, Inc. *                                 2,200           37
   Electro Scientific Industries, Inc. *                      8,000          154
   Excel Technology, Inc. *                                   3,400           93
   FEI Co. *                                                  6,400          231
   Flir Systems, Inc. *                                      17,700          631
   II-VI, Inc. *                                              6,300          213
   Ionatron, Inc. *                                           9,040           42
   Itron, Inc. *                                              6,800          442
   Kemet Corp. *                                             23,800          182
   L-1 Identity Solutions, Inc. *                            17,524          289
   LoJack Corp. *                                             5,100           97
   Measurement Specialties, Inc. *                            3,900           88
   Methode Electronics, Inc.                                 10,242          151
   Multi-Fineline Electronix, Inc. *                          2,300           35
   Newport Corp. *                                           11,100          182
   OSI Systems, Inc. *                                        4,200          111
   OYO Geospace Corp. *                                       1,100           78
   Park Electrochemical Corp.                                 5,500          149
   Paxar Corp. *                                             11,120          319
   Photon Dynamics, Inc. *                                    4,700           59
   Plexus Corp. *                                            12,400          213
   RAE Systems, Inc. *                                       11,500           33
   Rofin-Sinar Technologies, Inc. *                           4,200          249
   Rogers Corp. *                                             4,700          208
   Sonic Solutions, Inc. *                                    7,000           99
   Taser International, Inc. *                               17,100          137
   Technitrol, Inc.                                          11,000          288
   TTM Technologies, Inc. *                                  11,500          110
   Varian, Inc. *                                             8,400          489
   Watts Water Technologies, Inc., Class A                    7,100          270
   Woodward Governor Co.                                      8,100          333
   X-Rite, Inc.                                               6,900           89
   Zygo Corp. *                                               5,100           82
--------------------------------------------------------------------------------
                                                                           9,485
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
ENERGY - ALTERNATE SOURCES - 0.4%
   Aventine Renewable Energy Holdings, Inc. *                 8,317   $      152
   Evergreen Energy, Inc. *                                  19,500          128
   Evergreen Solar, Inc. *                                   18,000          176
   First Solar, Inc. *                                        6,037          314
   FuelCell Energy, Inc. *                                   14,500          114
   Headwaters, Inc. *                                        11,400          249
   MGP Ingredients, Inc.                                      2,600           53
   Pacific Ethanol, Inc. *                                    6,600          112
   Plug Power, Inc. *                                        19,871           63
   Quantum Fuel Systems Technologies
      Worldwide, Inc. *                                      13,100           16
   Sunpower Corp., Class A *                                  2,800          127
   Syntroleum Corp. *                                        11,600           36
   VeraSun Energy Corp. *                                     4,965           99
--------------------------------------------------------------------------------
                                                                           1,639
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.7%
   Dycom Industries, Inc. *                                  10,900          284
   EMCOR Group, Inc. *                                        8,500          501
   ENGlobal Corp. *                                           4,800           27
   Granite Construction, Inc.                                 9,362          517
   Infrasource Services, Inc. *                               7,300          223
   Insituform Technologies, Inc., Class A *                   7,500          156
   Layne Christensen Co. *                                    3,300          120
   Perini Corp. *                                             6,000          221
   Stanley, Inc. *                                              162            3
   Sterling Construction Co., Inc. *                          2,400           46
   Washington Group International, Inc. *                     7,800          518
--------------------------------------------------------------------------------
                                                                           2,616
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.8%
   Bally Technologies, Inc. *                                14,100          332
   Bluegreen Corp. *                                          5,800           66
   Carmike Cinemas, Inc.                                      3,500           81
   Century Casinos, Inc. *                                    5,500           45
   Churchill Downs, Inc.                                      2,400          109
   Dover Downs Gaming & Entertainment, Inc.                   3,995           51
   Great Wolf Resorts, Inc. *                                 7,360           97
   Isle of Capri Casinos, Inc. *                              4,300          110
   Lakes Entertainment, Inc. *                                6,500           72
   Macrovision Corp. *                                       14,000          351
   Magna Entertainment Corp., Class A *                      11,000           40
   National CineMedia, Inc. *                                11,400          304
   Pinnacle Entertainment, Inc. *                            16,100          468

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
ENTERTAINMENT - 0.8% - (CONTINUED)
   Progressive Gaming International Corp. *                   9,700   $       44
   Shuffle Master, Inc. *                                     9,350          171
   Six Flags, Inc. *                                         19,600          118
   Speedway Motorsports, Inc.                                 4,200          163
   Steinway Musical Instruments                               2,000           65
   Vail Resorts, Inc. *                                       8,200          446
--------------------------------------------------------------------------------
                                                                           3,133
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.6%
   American Ecology Corp.                                     4,300           83
   Basin Water, Inc. *                                        1,800           12
   Calgon Carbon Corp. *                                     10,900           91
   Casella Waste Systems, Inc., Class A *                     6,000           59
   Clean Harbors, Inc. *                                      4,300          194
   Darling International, Inc. *                             20,300          132
   Metal Management, Inc.                                     7,100          328
   Mine Safety Appliances Co.                                 8,300          349
   Rentech, Inc. *                                           38,000          119
   Synagro Technologies, Inc.                                16,800           96
   Tetra Tech, Inc. *                                        15,491          295
   Waste Connections, Inc. *                                 18,075          541
   Waste Industries USA, Inc.                                 2,100           58
   Waste Services, Inc. *                                     7,666           76
--------------------------------------------------------------------------------
                                                                           2,433
--------------------------------------------------------------------------------
FOOD - 1.5%
   Arden Group, Inc., Class A                                   400           53
   Chiquita Brands International, Inc.                       11,600          163
   Diamond Foods, Inc.                                        4,400           73
   Flowers Foods, Inc.                                       13,925          420
   Great Atlantic & Pacific Tea Co.                           5,300          176
   Hain Celestial Group, Inc. *                               8,500          256
   Imperial Sugar Co.                                         3,200          107
   Ingles Markets, Inc., Class A                              3,300          135
   J & J Snack Foods Corp.                                    3,800          150
   Lance, Inc.                                                8,300          168
   M & F Worldwide Corp. *                                    2,900          138
   Nash Finch Co.                                             3,600          124
   Pathmark Stores, Inc. *                                   14,300          183
   Performance Food Group Co. *                               9,300          287
   Pilgrims Pride Corp.                                      10,900          362
   Premium Standard Farms, Inc.                               3,900           82
   Ralcorp Holdings, Inc. *                                   7,100          457
   Ruddick Corp.                                             10,700          322

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
FOOD - 1.5% - (CONTINUED)
   Sanderson Farms, Inc.                                      4,600   $      171
   Seaboard Corp.                                               120          271
   Spartan Stores, Inc.                                       5,800          155
   Tootsie Roll Industries, Inc.                              9,869          296
   TreeHouse Foods, Inc. *                                    8,400          256
   United Natural Foods, Inc. *                              11,400          349
   Village Super Market, Class A                                400           38
   Weis Markets, Inc.                                         2,600          116
   Wild Oats Markets, Inc. *                                  7,950          145
--------------------------------------------------------------------------------
                                                                           5,453
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.5%
   Bowater, Inc.                                             15,100          360
   Buckeye Technologies, Inc. *                              10,300          134
   Caraustar Industries, Inc. *                               8,000           50
   Deltic Timber Corp.                                        2,800          134
   Glatfelter                                                12,200          182
   Mercer International, Inc. *                               7,400           89
   Neenah Paper, Inc.                                         4,000          159
   Rock-Tenn Co., Class A                                     8,740          290
   Schweitzer-Mauduit International, Inc.                     4,200          104
   Wausau Paper Corp.                                        12,342          177
   Xerium Technologies, Inc.                                  5,400           43
--------------------------------------------------------------------------------
                                                                           1,722
--------------------------------------------------------------------------------
GAS - 0.9%
   Cascade Natural Gas Corp.                                  3,100           82
   EnergySouth, Inc.                                          1,850           78
   Laclede Group (The), Inc.                                  5,900          183
   New Jersey Resources Corp.                                 7,550          378
   Nicor, Inc.                                               12,000          581
   Northwest Natural Gas Co.                                  7,450          340
   Piedmont Natural Gas Co., Inc.                            20,600          544
   South Jersey Industries, Inc.                              8,026          305
   Southwest Gas Corp.                                       10,800          420
   WGL Holdings, Inc.                                        13,200          422
--------------------------------------------------------------------------------
                                                                           3,333
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.3%
   Baldor Electric Co.                                       11,953          451
   Franklin Electric Co., Inc.                                6,100          284
   Raser Technologies, Inc. *                                 5,500           28
   Regal-Beloit Corp.                                         8,341          387
--------------------------------------------------------------------------------
                                                                           1,150
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   53   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
HEALTHCARE - PRODUCTS - 3.5%
   Abaxis, Inc. *                                             5,500   $      134
   Abiomed, Inc. *                                            6,400           87
   Accuray, Inc. *                                            4,336           96
   Adeza Biomedical Corp. *                                   4,100           98
   Align Technology, Inc. *                                  15,300          243
   American Medical Systems Holdings, Inc. *                 18,900          400
   Angiodynamics, Inc. *                                      3,300           56
   Arrow International, Inc.                                  6,200          199
   Arthrocare Corp. *                                         7,000          252
   Aspect Medical Systems, Inc. *                             4,400           68
   Biosite, Inc. *                                            4,400          369
   Bruker BioSciences Corp. *                                11,464          121
   Candela Corp. *                                            6,500           74
   Cepheid, Inc. *                                           14,900          177
   Cerus Corp. *                                              7,900           53
   Conceptus, Inc. *                                          6,200          124
   Conmed Corp. *                                             7,725          226
   Cyberonics, Inc. *                                         5,900          111
   Datascope Corp.                                            3,600          130
   DexCom, Inc. *                                             4,600           36
   DJO, Inc. *                                                6,200          235
   ev3, Inc. *                                                4,500           89
   Foxhollow Technologies, Inc. *                             5,400          113
   Haemonetics Corp. of Massachusetts *                       7,200          336
   Hansen Medical, Inc., *                                      737           14
   HealthTronics, Inc. *                                      9,600           52
   Hologic, Inc. *                                           14,300          824
   ICU Medical, Inc. *                                        3,900          153
   Immucor, Inc. *                                           18,380          541
   Intralase Corp. *                                          5,800          145
   Invacare Corp.                                             8,512          148
   Inverness Medical Innovations, Inc. *                     10,500          460
   IRIS International, Inc. *                                 4,800           67
   Kensey Nash Corp. *                                        3,100           94
   Kyphon, Inc. *                                            11,900          537
   LCA-Vision, Inc.                                           5,550          229
   Luminex Corp. *                                            8,800          121
   Medical Action Industries, Inc. *                          3,900           93
   Mentor Corp.                                               9,800          451
   Merge Technologies, Inc. *                                 6,100           30
   Meridian Bioscience, Inc.                                  5,750          160
   Merit Medical Systems, Inc. *                              7,467           94

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
HEALTHCARE - PRODUCTS - 3.5% - (CONTINUED)
   Natus Medical, Inc. *                                      5,800   $      103
   Neurometrix, Inc. *                                        3,400           33
   Northstar Neuroscience, Inc. *                             3,200           41
   NuVasive, Inc. *                                           9,000          214
   Oakley, Inc.                                               6,800          137
   OraSure Technologies, Inc. *                              12,600           93
   Palomar Medical Technologies, Inc. *                       4,700          188
   PolyMedica Corp.                                           6,300          267
   PSS World Medical, Inc. *                                 18,250          386
   Quidel Corp. *                                             8,300          100
   Sirona Dental Systems, Inc.                                4,800          165
   SonoSite, Inc. *                                           4,500          127
   Spectranetics Corp. *                                      8,400           90
   Stereotaxis, Inc. *                                        6,400           76
   STERIS Corp.                                              18,300          486
   SurModics, Inc. *                                          4,300          155
   Symmetry Medical, Inc. *                                   9,570          156
   Thermogenesis Corp. *                                     15,000           55
   Thoratec Corp. *                                          14,485          303
   Ventana Medical Systems, Inc. *                            7,800          327
   Viasys Healthcare, Inc. *                                  8,900          302
   Visicu, Inc. *                                             2,000           16
   Vital Images, Inc. *                                       3,700          123
   Vital Signs, Inc.                                          1,900           99
   West Pharmaceutical Services, Inc.                         8,852          411
   Wright Medical Group, Inc. *                               9,400          209
   Xtent, Inc. *                                                684            8
   Young Innovations, Inc.                                    1,400           38
   Zoll Medical Corp. *                                       5,200          138
--------------------------------------------------------------------------------
                                                                          12,886
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.7%
   Air Methods Corp. *                                        2,900           70
   Alliance Imaging, Inc. *                                   4,500           39
   Amedisys, Inc. *                                           6,134          199
   AMERIGROUP Corp. *                                        14,000          426
   Amsurg Corp. *                                             8,200          201
   Apria Healthcare Group, Inc. *                            11,400          368
   Bio-Reference Labs, Inc. *                                 2,800           71
   Capital Senior Living Corp. *                              6,200           72
   Centene Corp. *                                           11,600          243
   Five Star Quality Care, Inc. *                             8,600           88
   Genesis HealthCare Corp. *                                 5,350          338

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
HEALTHCARE - SERVICES - 1.7% - (CONTINUED)
   Gentiva Health Services, Inc. *                            7,400   $      149
   Healthways, Inc. *                                         9,300          435
   Horizon Health Corp. *                                     4,100           80
   Hythiam, Inc. *                                            7,200           49
   Kindred Healthcare, Inc. *                                 7,800          256
   LHC Group, Inc. *                                          3,200          104
   Magellan Health Services, Inc. *                          10,000          420
   Matria Healthcare, Inc. *                                  5,700          150
   Medcath Corp. *                                            2,400           65
   Molina Healthcare, Inc. *                                  3,300          101
   National Healthcare Corp.                                  1,700           87
   Nighthawk Radiology Holdings, Inc. *                       1,700           31
   Odyssey HealthCare, Inc. *                                 9,475          124
   Option Care, Inc.                                          7,400           98
   Psychiatric Solutions, Inc. *                             14,500          584
   Radiation Therapy Services, Inc. *                         3,400          104
   RehabCare Group, Inc. *                                    4,700           75
   Res-Care, Inc. *                                           6,100          107
   Sun Healthcare Group, Inc. *                               6,300           78
   Sunrise Senior Living, Inc. *                             12,000          474
   Symbion, Inc. *                                            5,100          100
   United Surgical Partners International, Inc. *            12,000          370
   VistaCare, Inc., Class A *                                 3,100           27
--------------------------------------------------------------------------------
                                                                           6,183
--------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.1%
   Freedom Acquisition Holding, Inc. *                       14,300          137
   Resource America, Inc., Class A                            4,300          102
   Star Maritime Acquisition Corp. *                          5,200           53
--------------------------------------------------------------------------------
                                                                             292
--------------------------------------------------------------------------------
HOME BUILDERS - 0.6%
   Amrep Corp.                                                  400           31
   Brookfield Homes Corp.                                     3,267          105
   Cavco Industries, Inc. *                                   1,700           59
   Champion Enterprises, Inc. *                              20,908          184
   Fleetwood Enterprises, Inc. *                             17,500          138
   Hovnanian Enterprises, Inc., Class A *                    13,500          340
   Levitt Corp., Class A                                      4,500           42
   M/I Homes, Inc.                                            3,300           88
   Meritage Homes Corp. *                                     6,100          196
   Monaco Coach Corp.                                         7,300          116
   Orleans Homebuilders, Inc.                                 1,300           12
   Palm Harbor Homes, Inc. *                                  2,812           40

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
HOME BUILDERS - 0.6% - (CONTINUED)
   Skyline Corp.                                              1,900   $       64
   Technical Olympic USA, Inc.                                5,400           22
   WCI Communities, Inc. *                                    9,200          196
   Williams Scotsman International, Inc. *                    8,200          161
   Winnebago Industries, Inc.                                 8,800          296
--------------------------------------------------------------------------------
                                                                           2,090
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.5%
   American Woodmark Corp.                                    3,300          121
   Audiovox Corp., Class A *                                  4,600           68
   DTS, Inc. *                                                4,800          116
   Ethan Allen Interiors, Inc.                                8,900          314
   Furniture Brands International, Inc.                      12,400          196
   Hooker Furniture Corp.                                     2,900           58
   Kimball International, Inc., Class B                       6,756          130
   La-Z-Boy, Inc.                                            14,200          176
   Sealy Corp.                                                5,700          100
   Stanley Furniture Co., Inc.                                3,200           67
   Tempur-Pedic International, Inc.                          13,600          353
   TiVo, Inc. *                                              22,200          141
   Universal Electronics, Inc. *                              3,800          106
--------------------------------------------------------------------------------
                                                                           1,946
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.8%
   ACCO Brands Corp. *                                       12,200          294
   American Greetings Corp., Class A                         14,400          334
   Blyth, Inc.                                                7,100          150
   Central Garden and Pet Co.. Class A *                     17,400          256
   CSS Industries, Inc.                                       1,900           71
   Ennis, Inc.                                                7,000          187
   Fossil, Inc. *                                            11,700          310
   Harland (John H.) Co.                                      7,200          369
   Playtex Products, Inc. *                                  15,300          207
   Prestige Brands Holdings, Inc. *                           9,110          108
   Russ Berrie & Co., Inc. *                                  3,200           45
   Spectrum Brands, Inc. *                                   10,100           64
   Standard Register (The) Co.                                4,900           62
   Tupperware Brands Corp.                                   16,400          409
   WD-40 Co.                                                  4,570          145
--------------------------------------------------------------------------------
                                                                           3,011
--------------------------------------------------------------------------------
HOUSEWARES - 0.0%
   Lifetime Brands, Inc.                                      3,100           65
   National Presto Industries, Inc.                           1,300           80
--------------------------------------------------------------------------------
                                                                             145
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   55   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
INSURANCE - 2.7%
   21st Century Insurance Group                               9,000   $      191
   Affirmative Insurance Holdings, Inc.                       2,000           35
   Alfa Corp.                                                 8,800          163
   American Equity Investment Life Holding Co.               15,300          201
   American Physicians Capital, Inc. *                        2,700          108
   Amtrust Financial Services, Inc.                           7,300           77
   Argonaut Group, Inc. *                                     8,400          272
   Baldwin & Lyons, Inc., Class B                             2,250           57
   Bristol West Holdings, Inc.                                4,300           95
   CNA Surety Corp. *                                         4,400           93
   Commerce Group, Inc.                                      14,700          442
   Crawford & Co., Class B                                    6,400           37
   Delphi Financial Group, Inc., Class A                     11,167          449
   Direct General Corp.                                       4,000           85
   Donegal Group, Inc., Class A                               3,577           61
   EMC Insurance Group, Inc.                                  1,600           41
   Employers Holdings, Inc. *                                15,300          306
   FBL Financial Group, Inc., Class A                         3,700          145
   First Acceptance Corp. *                                   4,721           49
   First Mercury Financial Corp. *                            3,160           65
   FPIC Insurance Group, Inc. *                               2,900          130
   Great American Financial Resources, Inc.                   2,360           58
   Harleysville Group, Inc.                                   3,700          120
   Hilb, Rogal & Hobbs Co.                                    9,800          481
   Horace Mann Educators Corp.                               11,600          238
   Independence Holding Co.                                   1,480           32
   Infinity Property & Casualty Corp.                         5,600          262
   James River Group, Inc.                                    2,600           81
   Kansas City Life Insurance Co.                             1,100           50
   LandAmerica Financial Group, Inc.                          4,800          355
   Meadowbrook Insurance Group, Inc. *                        6,900           76
   Midland (The) Co.                                          3,200          136
   National Interstate Corp.                                  4,300          111
   National Western Life Insurance Co., Class A                 600          147
   Navigators Group, Inc. *                                   3,600          181
   NYMAGIC, Inc.                                              1,600           65
   Odyssey Re Holdings Corp.                                  3,500          138
   Ohio Casualty Corp.                                       17,200          515
   Phoenix Companies (The), Inc.                             30,400          422
   PMA Capital Corp., Class A *                               9,100           85
   Presidential Life Corp.                                    5,900          116
   ProAssurance Corp. *                                       8,946          458

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
INSURANCE - 2.7% - (CONTINUED)
   RLI Corp.                                                  6,026   $      331
   Safety Insurance Group, Inc.                               3,900          156
   SCPIE Holdings, Inc. *                                     2,900           66
   SeaBright Insurance Holdings, Inc. *                       4,400           81
   Selective Insurance Group, Inc.                           15,800          402
   State Auto Financial Corp.                                 3,900          125
   Stewart Information Services Corp.                         4,700          196
   Tower Group, Inc.                                          4,600          148
   Triad Guaranty, Inc. *                                     3,100          128
   United Fire & Casualty Co.                                 5,700          200
   Universal American Financial Corp. *                      10,300          200
   USI Holdings Corp. *                                      12,700          214
   Zenith National Insurance Corp.                           10,000          473
--------------------------------------------------------------------------------
                                                                           9,949
--------------------------------------------------------------------------------
INTERNET - 3.4%
   1-800-FLOWERS.COM, Inc., Class A *                         7,200           56
   24/7 Real Media, Inc. *                                   13,300          107
   Access Integrated Technologies, Inc., Class A *            3,800           21
   Agile Software Corp. *                                    15,400          107
   aQuantive, Inc. *                                         20,600          575
   Ariba, Inc. *                                             20,454          192
   Art Technology Group, Inc. *                              30,600           71
   Audible, Inc. *                                            7,300           76
   Avocent Corp. *                                           13,800          372
   Blue Coat Systems, Inc. *                                  3,900          143
   Blue Nile, Inc. *                                          3,600          146
   Chordiant Software, Inc. *                                 8,720           90
   CMGI, Inc. *                                             126,900          269
   CNET Networks, Inc. *                                     40,500          353
   Cogent Communications Group, Inc. *                        5,900          139
   Covad Communications Group, Inc. *                        83,100          106
   CyberSource Corp. *                                        8,400          105
   DealerTrack Holdings, Inc. *                               3,200           98
   Digital River, Inc. *                                     10,700          591
   Drugstore.com, Inc. *                                     21,900           57
   Earthlink, Inc. *                                         33,100          243
   eCollege.com, Inc. *                                       5,100           92
   Equinix, Inc. *                                            7,700          659
   eResearch Technology, Inc. *                              13,475          106
   FTD Group, Inc.                                            3,680           61
   GSI Commerce, Inc. *                                      10,700          242
   Harris Interactive, Inc. *                                14,900           90

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
INTERNET - 3.4% - (CONTINUED)
   i2 Technologies, Inc. *                                    3,900   $       94
   Infospace, Inc. *                                          8,600          221
   Internap Network Services Corp. *                         11,590          183
   Internet Capital Group, Inc. *                            10,700          114
   Interwoven, Inc. *                                        11,700          198
   iPass, Inc. *                                             17,700           89
   j2 Global Communications, Inc. *                          13,400          371
   Jupitermedia Corp. *                                       5,800           38
   Knot (The), Inc. *                                         4,500           97
   Lionbridge Technologies *                                 16,400           83
   Liquidity Services, Inc. *                                 2,300           39
   Move, Inc. *                                              27,500          152
   NetBank, Inc.                                             12,700           28
   NetFlix, Inc. *                                           12,200          283
   Netratings, Inc. *                                         3,700           77
   NIC, Inc.                                                 10,500           56
   Online Resources Corp. *                                   6,200           71
   Openwave Systems, Inc. *                                  25,533          208
   Opsware, Inc. *                                           22,500          163
   Overstock.com, Inc. *                                      3,200           53
   Perficient, Inc. *                                         5,000           99
   Priceline.com, Inc. *                                      6,366          339
   RealNetworks, Inc. *                                      28,900          227
   RightNow Technologies, Inc. *                              4,200           69
   S1 Corp. *                                                19,400          116
   Safeguard Scientifics, Inc. *                             33,000           98
   Sapient Corp. *                                           22,400          154
   Secure Computing Corp. *                                  13,200          102
   Shutterfly, Inc. *                                           169            3
   Sohu.com, Inc. *                                           7,100          152
   SonicWALL, Inc. *                                         17,700          148
   Stamps.com, Inc. *                                         5,250           75
   Terremark Worldwide, Inc. *                               11,400           92
   TheStreet.com, Inc.                                        5,100           62
   TIBCO Software, Inc. *                                    56,900          485
   Travelzoo, Inc. *                                            900           33
   TriZetto Group, Inc. *                                    11,800          236
   United Online, Inc.                                       17,600          247
   ValueClick, Inc. *                                        25,900          677
   Vasco Data Security International, Inc. *                  6,800          122
   Vignette Corp. *                                           8,200          152
   WebEx Communications, Inc. *                              11,300          643

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
INTERNET - 3.4% - (CONTINUED)
   webMethods, Inc. *                                        14,900   $      107
   Websense, Inc. *                                          12,100          278
   WebSideStory, Inc. *                                       4,800           62
--------------------------------------------------------------------------------
                                                                          12,563
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.5%
   Apollo Investment Corp.                                   27,943          598
   Ares Capital Corp.                                        13,500          245
   Capital Southwest Corp.                                      700          108
   Gladstone Capital Corp.                                    3,200           76
   Gladstone Investment Corp.                                 3,600           54
   Harris & Harris Group, Inc. *                              5,900           76
   Highland Distressed Opportunities, Inc. *                  4,700           67
   MCG Capital Corp.                                         15,400          289
   Medallion Financial Corp.                                  4,200           48
   MVC Capital, Inc.                                          4,700           74
   NGP Capital Resources Co.                                  4,900           77
   Technology Investment Capital Corp.                        5,500           93
--------------------------------------------------------------------------------
                                                                           1,805
--------------------------------------------------------------------------------
IRON/STEEL - 0.8%
   AK Steel Holding Corp. *                                  29,700          695
   Chaparral Steel Co.                                       12,400          721
   Cleveland-Cliffs, Inc.                                    11,200          717
   Gibraltar Industries, Inc.                                 6,650          150
   Olympic Steel, Inc.                                        2,300           71
   Ryerson, Inc.                                              7,132          283
   Schnitzer Steel Industries, Inc., Class A                  6,100          245
   Steel Technologies, Inc.                                   3,100           92
   Wheeling-Pittsburgh Corp. *                                2,900           69
--------------------------------------------------------------------------------
                                                                           3,043
--------------------------------------------------------------------------------
LEISURE TIME - 0.6%
   Ambassadors Group, Inc.                                    5,700          189
   Ambassadors International, Inc.                            2,000           92
   Arctic Cat, Inc.                                           3,525           69
   Bally Total Fitness Holding Corp. *                       11,400            7
   Callaway Golf Co.                                         20,400          321
   K2, Inc. *                                                12,900          156
   Life Time Fitness, Inc. *                                  8,200          422
   Marine Products Corp.                                      3,300           32
   Multimedia Games, Inc. *                                   7,800           93
   Nautilus, Inc.                                             9,037          139
   Polaris Industries, Inc.                                   9,601          461
   Town Sports International Holdings, Inc. *                 2,500           55

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   57   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
LEISURE TIME - 0.6% - (CONTINUED)
   WMS Industries, Inc. *                                     7,400   $      290
--------------------------------------------------------------------------------
                                                                           2,326
--------------------------------------------------------------------------------
LODGING - 0.4%
   Ameristar Casinos, Inc.                                    7,100          228
   Gaylord Entertainment Co. *                               11,000          581
   Lodgian, Inc. *                                            5,570           74
   Marcus Corp.                                               5,925          138
   Monarch Casino & Resort, Inc. *                            2,800           73
   Morgans Hotel Group Co. *                                  5,100          107
   MTR Gaming Group, Inc. *                                   6,400           84
   Riviera Holdings Corp. *                                   3,000           84
   Trump Entertainment Resorts, Inc. *                        8,500          154
--------------------------------------------------------------------------------
                                                                           1,523
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.2%
   Astec Industries, Inc. *                                   4,600          185
   Bucyrus International, Inc., Class A                       8,600          443
--------------------------------------------------------------------------------
                                                                             628
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.2%
   Albany International Corp., Class A                        7,367          265
   Applied Industrial Technologies, Inc.                     12,053          296
   Briggs & Stratton Corp.                                   13,800          426
   Cascade Corp.                                              3,400          204
   Cognex Corp.                                              12,743          276
   Columbus McKinnon Corp. of New York *                      5,000          112
   DXP Enterprises, Inc. *                                      500           19
   Gehl Co. *                                                 2,940           75
   Gerber Scientific, Inc. *                                  6,200           66
   Gorman-Rupp (The) Co.                                      3,187          102
   Intermec, Inc. *                                          13,600          304
   Intevac, Inc. *                                            5,700          150
   iRobot Corp. *                                             3,100           41
   Kadant, Inc. *                                             3,820           97
   Lindsay Manufacturing Co.                                  3,055           97
   Middleby Corp. *                                           1,800          237
   NACCO Industries, Inc., Class A                            1,500          206
   Nordson Corp.                                              7,900          367
   Presstek, Inc. *                                           8,100           49
   Robbins & Myers, Inc.                                      3,600          134
   Sauer-Danfoss, Inc.                                        2,900           87
   Tecumseh Products Co., Class A *                           4,700           47
   Tennant Co.                                                4,500          142
   TurboChef Technologies, Inc. *                             4,100           62

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
MACHINERY - DIVERSIFIED - 1.2% - (CONTINUED)
   Wabtec Corp.                                              13,174   $      454
--------------------------------------------------------------------------------
                                                                           4,315
--------------------------------------------------------------------------------
MEDIA - 1.4%
   Acacia Research - Acacia Technologies *                    7,600          120
   Belo Corp., Class A                                       24,500          457
   Charter Communications, Inc., Class A *                  103,700          289
   Citadel Broadcasting Corp.                                10,100           96
   CKX, Inc. *                                               14,200          158
   Courier Corp.                                              2,825          110
   Cox Radio, Inc., Class A *                                12,400          169
   Crown Media Holdings, Inc., Class A *                      4,000           21
   Cumulus Media, Inc., Class A *                             9,176           86
   Emmis Communications Corp., Class A                        8,871           75
   Entercom Communications Corp., Class A                     8,600          242
   Entravision Communications Corp., Class A *               18,400          172
   Fisher Communications, Inc. *                              2,100          102
   GateHouse Media, Inc.                                      4,450           90
   Gemstar-TV Guide International, Inc. *                    67,000          281
   Gray Television, Inc.                                     11,800          123
   Journal Communications, Inc., Class A                     12,000          157
   Journal Register Co.                                      10,700           64
   Lee Enterprises, Inc.                                     12,400          373
   Lin TV Corp., Class A *                                    7,600          121
   Lodgenet Entertainment Corp. *                             4,500          138
   Martha Stewart Living Omnimedia, Inc., Class A             6,800          116
   Media General, Inc., Class A                               6,000          229
   Mediacom Communications Corp., Class A *                  15,200          124
   Outdoor Channel Holdings, Inc. *                           3,700           38
   Playboy Enterprises, Inc., Class B *                       5,800           60
   Primedia, Inc. *                                          56,300          150
   Private Media Group Ltd. *                                 7,000           17
   Radio One, Inc., Class D *                                21,000          136
   Salem Communications Corp., Class A                        2,900           36
   Scholastic Corp. *                                         9,500          295
   Sinclair Broadcast Group, Inc., Class A                   12,500          193
   Spanish Broadcasting System, Inc., Class A *              12,600           50
   Sun-Times Media Group, Inc., Class A                      18,071           90
   Value Line, Inc.                                             400           19
   Westwood One, Inc.                                        19,300          133
   World Wrestling Entertainment, Inc., Class A               5,800           95
--------------------------------------------------------------------------------
                                                                           5,225
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
METAL FABRICATION/HARDWARE - 0.8%
   Ampco-Pittsburgh Corp.                                     2,100   $       61
   Castle (A.M.) & Co.                                        2,800           82
   CIRCOR International, Inc.                                 4,400          157
   Dynamic Materials Corp. *                                  3,300          108
   Foster (L.B.) Co., Class A *                               2,800           58
   Kaydon Corp.                                               7,713          328
   Ladish Co., Inc. *                                         3,800          143
   Lawson Products, Inc.                                      1,040           39
   Mueller Industries, Inc.                                   9,900          298
   Mueller Water Products, Inc., Class A                     30,300          419
   NN, Inc.                                                   4,700           59
   Quanex Corp.                                              10,200          432
   RBC Bearings, Inc. *                                       5,600          187
   Valmont Industries, Inc.                                   4,900          283
   Worthington Industries, Inc.                              19,600          403
--------------------------------------------------------------------------------
                                                                           3,057
--------------------------------------------------------------------------------
MINING - 0.8%
   AMCOL International Corp.                                  6,014          178
   Brush Engineered Materials, Inc. *                         5,300          257
   Century Aluminum Co. *                                     6,300          295
   Coeur D'alene Mines Corp. *                               75,100          309
   Compass Minerals International, Inc.                       8,800          294
   Hecla Mining Co. *                                        32,700          296
   Royal Gold, Inc.                                           5,300          160
   RTI International Metals, Inc. *                           6,200          564
   Stillwater Mining Co. *                                   11,350          144
   USEC, Inc. *                                              23,500          382
--------------------------------------------------------------------------------
                                                                           2,879
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.8%
   Actuant Corp., Class A                                     7,355          374
   Acuity Brands, Inc.                                       12,100          659
   American Railcar Industries, Inc.                          2,500           75
   Ameron International Corp.                                 2,400          158
   Aptargroup, Inc.                                           9,500          636
   Barnes Group, Inc.                                        10,664          245
   Blount International, Inc. *                              10,400          129
   Ceradyne, Inc. *                                           7,250          397
   Clarcor, Inc.                                             14,024          446
   EnPro Industries, Inc. *                                   5,800          209
   ESCO Technologies, Inc. *                                  7,000          314
   Federal Signal Corp.                                      13,200          205
   Flanders Corp. *                                           3,500           25

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
MISCELLANEOUS MANUFACTURING - 1.8% - (CONTINUED)
   Freightcar America, Inc.                                   3,400   $      164
   GenTek, Inc. *                                             2,800           95
   Griffon Corp. *                                            8,163          202
   Hexcel Corp. *                                            25,207          500
   Koppers Holdings, Inc.                                     2,700           69
   Lancaster Colony Corp.                                     6,600          292
   Matthews International Corp., Class A                      8,700          354
   Myers Industries, Inc.                                     7,306          136
   PW Eagle, Inc.                                             2,900           96
   Raven Industries, Inc.                                     4,400          123
   Reddy Ice Holdings, Inc.                                   4,600          139
   Smith & Wesson Holding Corp. *                             8,300          109
   Smith (A.O.) Corp.                                         5,600          214
   Standex International Corp.                                3,500          100
   Tredegar Corp.                                             9,350          213
--------------------------------------------------------------------------------
                                                                           6,678
--------------------------------------------------------------------------------
OFFICE FURNISHINGS - 0.3%
   Herman Miller, Inc.                                       17,900          600
   Interface, Inc., Class A                                  13,100          209
   Knoll, Inc.                                                8,160          194
--------------------------------------------------------------------------------
                                                                           1,003
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.2%
   Global Imaging Systems, Inc. *                            14,006          273
   IKON Office Solutions, Inc.                               29,700          427
--------------------------------------------------------------------------------
                                                                             700
--------------------------------------------------------------------------------
OIL & GAS - 2.7%
   Alon USA Energy, Inc.                                      3,400          123
   Arena Resources, Inc. *                                    3,200          160
   Atlas America, Inc. *                                      4,707          266
   ATP Oil & Gas Corp. *                                      5,500          207
   Atwood Oceanics, Inc. *                                    7,300          428
   Aurora Oil & Gas Corp. *                                  18,900           49
   Berry Petroleum Co., Class A                               9,700          297
   Bill Barrett Corp. *                                       7,670          249
   Bois d'Arc Energy, Inc. *                                  4,600           61
   Brigham Exploration Co. *                                 12,500           78
   Bronco Drilling Co., Inc. *                                3,800           63
   Callon Petroleum Co. *                                     5,500           75
   Carrizo Oil & Gas, Inc. *                                  6,100          213
   Clayton Williams Energy, Inc. *                            1,500           42
   Comstock Resources, Inc. *                                11,600          318
   Crosstex Energy, Inc.                                      8,589          247

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   59   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
OIL & GAS - 2.7% - (CONTINUED)
   Delek US Holdings, Inc.                                    2,800   $       54
   Delta Petroleum Corp. *                                   14,300          328
   Edge Petroleum Corp. *                                     7,700           96
   Encore Acquisition Co. *                                  14,300          346
   Energy Partners Ltd. *                                    10,500          191
   EXCO Resources, Inc. *                                    14,300          237
   Exploration Co. of Delaware (The), Inc. *                  8,000           87
   Gasco Energy, Inc. *                                      20,200           49
   GeoGlobal Resources, Inc. *                                8,600           52
   GeoMet, Inc. *                                             2,988           26
   Giant Industries, Inc. *                                   4,000          303
   GMX Resources, Inc. *                                      2,200           68
   Goodrich Petroleum Corp. *                                 3,500          118
   Grey Wolf, Inc. *                                         52,500          352
   Gulfport Energy Corp. *                                    3,500           47
   Harvest Natural Resources, Inc. *                         10,200           99
   Houston Exploration Co. *                                  7,900          426
   Mariner Energy, Inc. *                                    19,761          378
   McMoRan Exploration Co. *                                  6,700           92
   Meridian Resource Corp. *                                 23,512           57
   Parallel Petroleum Corp. *                                10,300          236
   Parker Drilling Co. *                                     29,200          274
   Penn Virginia Corp.                                        5,000          367
   Petrohawk Energy Corp. *                                  38,400          506
   Petroleum Development Corp. *                              3,902          209
   Petroquest Energy, Inc. *                                 11,300          132
   Pioneer Drilling Co. *                                    11,400          145
   Quest Resource Corp. *                                     5,400           49
   RAM Energy Resources, Inc. *                               5,400           25
   Rosetta Resources, Inc. *                                 13,870          285
   Stone Energy Corp. *                                       7,476          222
   Sulphco, Inc. *                                           10,300           35
   Swift Energy Co. *                                         7,890          330
   Toreador Resources Corp. *                                 3,300           60
   Transmeridian Exploration, Inc. *                         20,800           59
   Vaalco Energy, Inc. *                                     15,800           82
   Venoco, Inc. *                                             3,563           64
   Warren Resources, Inc. *                                  14,630          191
   Western Refining, Inc.                                     6,400          250
   Whiting Petroleum Corp. *                                 10,000          394
--------------------------------------------------------------------------------
                                                                          10,197
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
OIL & GAS SERVICES - 1.6%
   Allis-Chalmers Energy, Inc. *                              7,300       $  115
   Basic Energy Services, Inc. *                              3,700           86
   Cal Dive International, Inc. *                             2,133           26
   CARBO Ceramics, Inc.                                       5,500          256
   Complete Production Services, Inc. *                       7,100          141
   Dawson Geophysical Co. *                                   2,000           99
   Dril-Quip, Inc. *                                          6,100          264
   Gulf Island Fabrication, Inc.                              3,400           91
   Hanover Compressor Co. *                                  27,568          614
   Hercules Offshore, Inc. *                                  5,600          147
   Hornbeck Offshore Services, Inc. *                         6,700          192
   Hydril *                                                   4,500          433
   Input/Output, Inc. *                                      19,300          266
   Lone Star Technologies, Inc. *                             8,300          548
   Lufkin Industries, Inc.                                    4,000          225
   Markwest Hydrocarbon, Inc.                                 1,650          102
   Matrix Service Co. *                                       6,200          126
   Metretek Technologies, Inc. *                              4,300           57
   NATCO Group, Inc., Class A *                               4,100          140
   Newpark Resources, Inc. *                                 24,580          173
   Oil States International, Inc. *                          13,400          430
   RPC, Inc.                                                  8,841          147
   Superior Well Services, Inc. *                             3,000           69
   Trico Marine Services, Inc. *                              3,300          123
   Union Drilling, Inc. *                                     3,800           54
   Universal Compression Holdings, Inc. *                     8,200          555
   W-H Energy Services, Inc. *                                8,000          374
--------------------------------------------------------------------------------
                                                                           5,853
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.3%
   AEP Industries, Inc. *                                     1,800           77
   Chesapeake Corp.                                           5,300           80
   Graphic Packaging Corp. *                                 21,500          102
   Greif, Inc., Class A                                       4,400          489
   Silgan Holdings, Inc.                                      6,300          322
--------------------------------------------------------------------------------
                                                                           1,070
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.2%
   Acadia Pharmaceuticals, Inc. *                             6,600           99
   Adams Respiratory Therapeutics, Inc. *                     8,200          276
   Adolor Corp. *                                            12,400          109
   Akorn, Inc. *                                             13,200           89
   Alkermes, Inc. *                                          26,100          403
   Alnylam Pharmaceuticals, Inc. *                            9,000          162

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
PHARMACEUTICALS - 3.2% - (CONTINUED)
   Alpharma, Inc., Class A                                   11,450   $      276
   Altus Pharmaceuticals, Inc. *                              2,300           35
   Animal Health International, Inc. *                          687            8
   Array Biopharma, Inc. *                                   10,700          136
   Atherogenics, Inc. *                                      11,400           32
   Auxilium Pharmaceuticals, Inc. *                           6,300           92
   AVANIR Pharmaceuticals, Class A *                          9,100           11
   AVI BioPharma, Inc. *                                     13,800           37
   Bentley Pharmaceuticals, Inc. *                            5,500           45
   Bioenvision, Inc. *                                        9,900           40
   BioMarin Pharmaceuticals, Inc. *                          24,400          421
   Bradley Pharmaceuticals, Inc. *                            4,100           79
   Cadence Pharmaceuticals, Inc. *                            1,463           22
   Combinatorx, Inc. *                                        7,300           51
   Cubist Pharmaceuticals, Inc. *                            14,900          329
   CV Therapeutics, Inc. *                                   14,000          110
   Cypress Bioscience, Inc. *                                 9,200           70
   Dendreon Corp. *                                          19,500          252
   Depomed, Inc. *                                           10,100           36
   Durect Corp. *                                            16,700           69
   Emisphere Technologies, Inc. *                             7,200           23
   Genta, Inc. *                                             41,100           13
   HealthExtras, Inc. *                                       7,400          213
   Hi-Tech Pharmacal Co., Inc. *                              2,550           28
   I-Flow Corp. *                                             6,400           94
   Idenix Pharmaceuticals, Inc. *                             6,800           50
   Indevus Pharmaceuticals, Inc. *                           15,900          112
   Isis Pharmaceuticals, Inc. *                              20,000          185
   KV Pharmaceutical Co., Class A *                          10,600          262
   Mannatech, Inc.                                            4,700           75
   MannKind Corp. *                                           8,600          123
   Medarex, Inc. *                                           33,000          427
   Medicines Co. *                                           13,500          339
   Medicis Pharmaceutical Corp., Class A                     14,700          453
   MGI Pharma, Inc. *                                        21,100          474
   Nabi Biopharmaceuticals *                                 16,500           88
   Nastech Pharmaceutical Co., Inc. *                         5,900           64
   NBTY, Inc. *                                              14,900          790
   Neurocrine Biosciences, Inc. *                            10,400          130
   New River Pharmaceuticals, Inc. *                          4,400          280
   Noven Pharmaceuticals, Inc. *                              6,500          151
   NPS Pharmaceuticals, Inc. *                               13,100           44

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
PHARMACEUTICALS - 3.2% - (CONTINUED)
   Nuvelo, Inc. *                                            14,833   $       55
   Obagi Medical Products, Inc. *                             1,100           16
   Onyx Pharmaceuticals, Inc. *                              12,000          298
   OSI Pharmaceuticals, Inc. *                               15,400          508
   Osiris Therapeutics, Inc. *                                1,100           21
   Pain Therapeutics, Inc. *                                  9,700           76
   Par Pharmaceutical Cos., Inc. *                            9,600          241
   Penwest Pharmaceuticals Co. *                              6,300           64
   Perrigo Co.                                               21,000          371
   PetMed Express, Inc. *                                     5,200           62
   Pharmion Corp. *                                           6,700          176
   Pozen, Inc. *                                              6,900          102
   Progenics Pharmaceuticals, Inc. *                          6,100          144
   Renovis, Inc. *                                            6,500           23
   Rigel Pharmaceuticals, Inc. *                              7,100           77
   Salix Pharmaceuticals Ltd. *                              12,700          160
   Santarus, Inc. *                                          13,200           93
   Sciele Pharma, Inc. *                                      8,000          189
   Somaxon Pharmaceuticals, Inc. *                            1,600           20
   Synta Pharmaceuticals Corp. *                              1,700           14
   Tanox, Inc. *                                              6,700          126
   Trimeris, Inc. *                                           5,000           34
   United Therapeutics Corp. *                                6,400          344
   USANA Health Sciences, Inc. *                              2,600          122
   Valeant Pharmaceuticals International                     25,100          434
   Viropharma, Inc. *                                        18,600          267
   Xenoport, Inc. *                                           5,800          162
   Zymogenetics, Inc. *                                      10,300          160
--------------------------------------------------------------------------------
                                                                          12,066
--------------------------------------------------------------------------------
REAL ESTATE - 0.2%
   Affordable Residential Communities *                      11,674          142
   Avatar Holdings, Inc. *                                    1,600          114
   Californina Coastal Communities, Inc. *                    2,980           60
   Consolidated-Tomoka Land Co. of Florida                    1,600          121
   Housevalues, Inc. *                                        4,300           22
   Meruelo Maddux Properties, Inc. *                         12,300          108
   Tarragon Corp.                                             3,962           41
--------------------------------------------------------------------------------
                                                                             608
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 7.2%
   Acadia Realty Trust                                        8,685          226
   Agree Realty Corp.                                         2,100           72
   Alexander's, Inc. *                                          500          206

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   61   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 7.2% - (CONTINUED)
   Alexandria Real Estate Equities, Inc.                      7,899   $      793
   American Campus Communities, Inc.                          6,300          191
   American Financial Realty Trust                           35,000          353
   American Home Mortgage Investment Corp.                   12,005          324
   Anthracite Capital, Inc.                                  15,600          187
   Anworth Mortgage Asset Corp.                              12,400          121
   Arbor Realty Trust, Inc.                                   3,200           97
   Ashford Hospitality Trust, Inc.                           15,100          180
   BioMed Realty Trust, Inc.                                 17,600          463
   Capital Lease Funding, Inc.                                9,100           97
   Capital Trust, Inc. of New York, Class A                   2,800          128
   Cedar Shopping Centers, Inc.                               9,000          146
   Corporate Office Properties Trust                          9,917          453
   Cousins Properties, Inc.                                  10,300          338
   Crescent Real Estate Equities Co.                         21,300          427
   Crystal River Capital, Inc.                                2,200           59
   DCT Industrial Trust, Inc.                                45,600          539
   Deerfield Triarc Capital Corp.                            13,900          208
   DiamondRock Hospitality Co.                               23,400          445
   Digital Realty Trust, Inc.                                 8,600          343
   EastGroup Properties, Inc.                                 6,500          332
   Education Realty Trust, Inc.                               7,160          106
   Entertainment Properties Trust                             7,200          434
   Equity Inns, Inc.                                         15,000          246
   Equity Lifestyle Properties, Inc.                          5,300          286
   Equity One, Inc.                                          10,300          273
   Extra Space Storage, Inc.                                 15,700          297
   FelCor Lodging Trust, Inc.                                16,700          434
   Fieldstone Investment Corp.                               14,000           43
   First Industrial Realty Trust, Inc.                       12,100          548
   First Potomac Realty Trust                                 6,300          180
   Franklin Street Properties Corp.                          15,742          302
   Getty Realty Corp.                                         4,800          138
   Glimcher Realty Trust                                     10,100          273
   GMH Communities Trust                                     10,800          108
   Gramercy Capital Corp. of New York                         5,100          156
   Healthcare Realty Trust, Inc.                             12,900          481
   Hersha Hospitality Trust                                   8,400           99
   Highland Hospitality Corp.                                16,300          290
   Highwoods Properties, Inc.                                14,600          577
   Home Properties, Inc.                                      9,300          491
   HomeBanc Corp. of Georgia                                 16,400           57

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 7.2% - (CONTINUED)
   IMPAC Mortgage Holdings, Inc.                             20,900   $      105
   Inland Real Estate Corp.                                  18,500          339
   Innkeepers USA Trust                                      11,800          192
   Investors Real Estate Trust                               12,700          134
   JER Investors Trust, Inc.                                  7,100          135
   Kite Realty Group Trust                                    7,800          156
   KKR Financial Corp.                                       21,700          595
   LaSalle Hotel Properties                                  10,800          501
   Lexington Corporate Properties Trust                      18,740          396
   Longview Fibre Co.                                        18,044          444
   LTC Properties, Inc.                                       6,400          166
   Luminent Mortgage Capital, Inc.                           11,300          101
   Maguire Properties, Inc.                                  10,400          370
   Medical Properties Trust, Inc.                            11,000          162
   MFA Mortgage Investments, Inc.                            21,700          167
   Mid-America Apartment Communities, Inc.                    6,500          366
   Mills (The) Corp.                                         15,300          386
   National Health Investors, Inc.                            6,500          204
   National Retail Properties, Inc.                          15,600          377
   Nationwide Health Properties, Inc.                        22,700          710
   Newcastle Investment Corp.                                12,000          333
   NorthStar Realty Finance Corp.                            16,100          245
   Novastar Financial, Inc.                                   9,400           47
   OMEGA Healthcare Investors, Inc.                          15,800          271
   Parkway Properties, Inc. of Maryland                       3,900          204
   Pennsylvania Real Estate Investment Trust                  9,901          439
   Post Properties, Inc.                                     11,600          530
   Potlatch Corp.                                            10,460          479
   PS Business Parks, Inc.                                    4,300          303
   RAIT Investment Trust                                     16,800          469
   Ramco-Gershenson Properties                                4,600          164
   Realty Income Corp.                                       27,000          761
   Redwood Trust, Inc.                                        5,300          277
   Republic Property Trust                                    7,400           85
   Saul Centers, Inc.                                         3,000          171
   Senior Housing Properties Trust                           20,200          483
   Sovran Self Storage, Inc.                                  4,900          271
   Spirit Finance Corp.                                      26,640          397
   Strategic Hotels & Resorts, Inc.                          19,762          452
   Sun Communities, Inc.                                      4,900          152
   Sunstone Hotel Investors, Inc.                            15,700          428
   Tanger Factory Outlet Centers, Inc.                        8,500          343

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 7.2% - (CONTINUED)
   U-Store-It Trust                                          12,900   $      260
   Universal Health Realty Income Trust                       3,300          118
   Urstadt Biddle Properties, Inc., Class A                   5,800          113
   Washington Real Estate Investment Trust                   12,200          457
   Winston Hotels, Inc.                                       7,900          119
   Winthrop Realty Trust                                      6,600           44
--------------------------------------------------------------------------------
                                                                          26,968
--------------------------------------------------------------------------------
RETAIL - 6.6%
   99 Cents Only Stores *                                    13,000          192
   AC Moore Arts & Crafts, Inc. *                             4,400           94
   Aeropostale, Inc. *                                       14,700          591
   AFC Enterprises *                                          7,000          140
   America's Car-Mart, Inc. *                                 2,650           35
   Applebee's International, Inc.                            20,100          498
   Asbury Automotive Group, Inc.                              3,300           93
   Bebe Stores, Inc.                                          6,500          113
   Big 5 Sporting Goods Corp.                                 6,200          161
   Big Lots, Inc. *                                          30,500          954
   BJ's Restaurants, Inc. *                                   3,800           80
   Blockbuster, Inc., Class A *                              51,500          332
   Bob Evans Farms, Inc.                                      9,700          358
   Bon-Ton Stores (The), Inc.                                 1,800          101
   Books-A-Million, Inc.                                      3,900           56
   Borders Group, Inc.                                       16,100          329
   Brown Shoe Co., Inc.                                       7,600          319
   Buckle (The), Inc.                                         3,900          139
   Buffalo Wild Wings, Inc. *                                 2,000          127
   Build-A-Bear Workshop, Inc. *                              4,000          110
   Cabela's, Inc., Class A *                                  8,800          218
   Cache, Inc. *                                              3,300           59
   California Pizza Kitchen, Inc. *                           5,400          178
   Carrols Restaurant Group, Inc. *                           1,600           23
   Casey's General Stores, Inc.                              13,600          340
   Cash America International, Inc.                           8,000          328
   Casual Male Retail Group, Inc. *                           8,400           99
   Cato (The) Corp., Class A                                  8,400          196
   CBRL Group, Inc.                                           7,100          329
   CEC Entertainment, Inc. *                                  8,992          374
   Charlotte Russe Holding, Inc. *                            4,500          130
   Charming Shoppes, Inc. *                                  33,100          429
   Children's Place Retail Stores (The), Inc. *               6,100          340
   Chipotle Mexican Grill, Inc., Class A*                     6,600          379

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
RETAIL - 6.6% - (CONTINUED)
   Christopher & Banks Corp.                                 10,025   $      195
   Citi Trends, Inc. *                                        1,800           77
   CKE Restaurants, Inc.                                     18,400          347
   Conn's, Inc. *                                             2,200           54
   Cosi, Inc. *                                               9,400           52
   Cost Plus, Inc. of California *                            5,975           60
   CSK Auto Corp. *                                          12,000          206
   DEB Shops, Inc.                                            1,400           38
   dELiA*s, Inc. *                                            5,807           53
   Denny's Corp. *                                           26,300          129
   Domino's Pizza, Inc.                                      10,400          338
   Dress Barn, Inc. *                                        12,400          258
   DSW, Inc., Class A *                                       4,400          186
   Ezcorp, Inc., Class A *                                    9,800          144
   Finish Line (The), Inc., Class A                          11,700          147
   First Cash Financial Services, Inc. *                      7,500          167
   Fred's, Inc.                                              11,025          162
   Genesco, Inc. *                                            6,300          262
   Group 1 Automotive, Inc.                                   6,700          266
   Guitar Center, Inc. *                                      7,900          356
   Haverty Furniture Cos., Inc.                               6,200           87
   Hibbett Sports, Inc. *                                     8,743          250
   HOT Topic, Inc. *                                         12,125          135
   IHOP Corp.                                                 5,000          293
   Insight Enterprises, Inc. *                               13,050          235
   J Crew Group, Inc. *                                       5,900          237
   Jack in the Box, Inc. *                                    9,500          657
   Jo-Ann Stores, Inc. *                                      6,610          180
   Jos. A. Bank Clothiers, Inc. *                             4,933          174
   Kenneth Cole Productions, Inc., Class A                    2,542           65
   Krispy Kreme Doughnuts, Inc. *                            15,100          154
   Landry's Restaurants, Inc.                                 4,484          133
   Lithia Motors, Inc., Class A                               4,300          118
   Longs Drug Stores Corp.                                    8,600          444
   Luby's, Inc. *                                             5,900           58
   MarineMax, Inc. *                                          4,500          104
   McCormick & Schmick's Seafood Restaurants, Inc. *          3,300           88
   Men's Wearhouse, Inc.                                     12,900          607
   Morton's Restaurant Group, Inc. *                          2,700           48
   Movado Group, Inc.                                         4,800          141
   New York & Co., Inc. *                                     5,900           93
   Nu Skin Enterprises, Inc., Class A                        15,600          258

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   63   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
RETAIL - 6.6% - (CONTINUED)
   O'Charleys, Inc. *                                         6,300   $      122
   P.F. Chang's China Bistro, Inc. *                          7,200          302
   Pacific Sunwear of California, Inc. *                     19,700          410
   Pantry (The), Inc. *                                       6,200          280
   Papa John's International, Inc. *                          6,550          193
   Payless Shoesource, Inc. *                                18,000          598
   Pep Boys - Manny, Moe & Jack                              14,900          284
   Pier 1 Imports, Inc.                                      23,900          165
   Rare Hospitality International, Inc. *                     9,275          279
   Red Robin Gourmet Burgers, Inc. *                          4,500          175
   Regis Corp.                                               12,300          497
   Restoration Hardware, Inc. *                               8,100           53
   Retail Ventures, Inc. *                                    5,600          118
   Ruby Tuesday, Inc.                                        15,900          455
   Rush Enterprises, Inc., Class A *                          5,900          113
   Ruth's Chris Steak House *                                 4,800           98
   School Specialty, Inc. *                                   5,750          208
   Select Comfort Corp. *                                    14,750          263
   Shoe Carnival, Inc. *                                      2,300           77
   Smart & Final, Inc. *                                      3,750           82
   Sonic Automotive, Inc., Class A                            8,100          231
   Sonic Corp. *                                             18,800          419
   Stage Stores, Inc.                                        11,475          267
   Steak n Shake (The) Co. *                                  7,704          129
   Stein Mart, Inc.                                           7,100          116
   Susser Holdings Corp. *                                      744           13
   Syms Corp. *                                               1,600           30
   Systemax, Inc.                                               800           15
   Talbots, Inc.                                              6,200          146
   Texas Roadhouse, Inc., Class A *                          14,300          204
   Triarc Cos., Inc., Class B                                16,803          289
   Tuesday Morning Corp.                                      8,200          122
   Tween Brands, Inc. *                                       9,100          325
   Under Armour, Inc., Class A *                              5,600          287
   West Marine, Inc. *                                        4,100           75
   Wet Seal (The), Inc., Class A *                           18,500          121
   World Fuel Services Corp.                                  7,500          347
   Zale Corp. *                                              13,100          346
   Zumiez, Inc. *                                             3,900          156
--------------------------------------------------------------------------------
                                                                          24,710
--------------------------------------------------------------------------------
SAVINGS & LOANS - 1.5%
   Abington Community Bancorp, Inc.                           1,500           30

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
SAVINGS & LOANS - 1.5% - (CONTINUED)
   Anchor BanCorp Wisconsin, Inc.                             5,300   $      150
   BankAtlantic Bancorp, Inc., Class A                       13,000          142
   BankFinancial Corp.                                        6,700          109
   BankUnited Financial Corp., Class A                        8,600          182
   Berkshire Hills Bancorp, Inc.                              2,400           81
   BFC Financial Corp., Class A *                             5,100           22
   Brookline Bancorp, Inc.                                   16,903          214
   Citizens First Bancorp, Inc.                               2,400           55
   Clifton Savings Bancorp, Inc.                              3,400           41
   Dime Community Bancshares                                  6,825           90
   Downey Financial Corp.                                     5,700          368
   First Financial Holdings, Inc.                             3,300          114
   First Niagara Financial Group, Inc.                       30,019          418
   First Place Financial Corp. of Ohio                        4,800          103
   FirstFed Financial Corp. *                                 4,550          259
   Flagstar Bancorp, Inc.                                    11,200          134
   Flushing Financial Corp.                                   5,425           88
   Franklin Bank Corp. of Houston *                           6,400          114
   Investors Bancorp, Inc. *                                 14,300          206
   Kearny Financial Corp.                                     5,900           85
   KNBT Bancorp, Inc.                                         8,000          118
   MAF Bancorp, Inc.                                          9,036          374
   NASB Financial, Inc.                                       1,000           35
   NewAlliance Bancshares, Inc.                              30,300          491
   Northwest Bancorp, Inc.                                    5,100          138
   OceanFirst Financial Corp.                                 2,400           42
   Partners Trust Financial Group, Inc.                      12,330          141
   PennFed Financial Services, Inc.                           2,600           56
   PFF Bancorp, Inc.                                          6,690          203
   Provident Financial Services, Inc.                        17,329          302
   Provident New York Bancorp                                11,661          165
   Rockville Financial, Inc.                                  2,200           33
   Roma Financial Corp. *                                     3,000           47
   TierOne Corp.                                              5,000          135
   United Community Financial Corp. of Ohio                   7,400           82
   ViewPoint Financial Group                                  3,300           57
   Wauwatosa Holdings, Inc. *                                 2,900           51
   Westfield Financial, Inc.                                  3,937           42
   Willow Grove Bancorp, Inc.                                 4,410           57
   WSFS Financial Corp.                                       1,600          103
--------------------------------------------------------------------------------
                                                                           5,677
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   64   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
SEMICONDUCTORS - 3.1%
   Actel Corp. *                                              7,100   $      117
   Advanced Analogic Technologies, Inc. *                    10,100           66
   AMIS Holdings, Inc. *                                     11,900          130
   Amkor Technology, Inc. *                                  28,000          349
   Anadigics, Inc. *                                         12,900          152
   Applied Micro Circuits Corp. *                            79,800          291
   Asyst Technologies, Inc. *                                13,800           97
   ATMI, Inc. *                                               9,400          287
   Axcelis Technologies, Inc. *                              27,700          212
   Bookham, Inc. *                                           17,300           39
   Brooks Automation, Inc. *                                 20,144          345
   Cabot Microelectronics Corp. *                             6,600          221
   Cirrus Logic, Inc. *                                      24,000          184
   Cohu, Inc.                                                 6,200          117
   Conexant Systems, Inc. *                                 129,900          214
   Credence Systems Corp. *                                  27,480           91
   Diodes, Inc. *                                             5,425          189
   DSP Group, Inc. *                                          8,300          158
   EMCORE Corp. *                                            11,200           56
   Emulex Corp. *                                            22,800          417
   Entegris, Inc. *                                          37,177          398
   Exar Corp. *                                               8,600          114
   Formfactor, Inc. *                                        12,400          555
   Genesis Microchip, Inc. *                                  9,700           90
   Hittite Microwave Corp. *                                  3,600          145
   Ikanos Communications, Inc. *                              5,600           44
   IPG Photonics Corp. *                                      2,762           53
   IXYS Corp. *                                               7,400           76
   Kopin Corp. *                                             18,800           64
   Kulicke & Soffa Industries, Inc. *                        15,600          144
   Lattice Semiconductor Corp. *                             31,300          183
   LTX Corp. *                                               16,700          102
   Mattson Technology, Inc. *                                14,400          131
   Micrel, Inc. *                                            18,700          206
   Microsemi Corp. *                                         19,100          398
   Microtune, Inc. *                                         14,500           60
   Mindspeed Technologies, Inc. *                            30,300           66
   MIPS Technologies, Inc. *                                 11,900          106
   MKS Instruments, Inc. *                                    9,800          250
   Monolithic Power Systems, Inc. *                           6,400           83
   MoSys, Inc. *                                              6,100           51
   Netlogic Microsystems, Inc. *                              4,400          117

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
SEMICONDUCTORS - 3.1% - (CONTINUED)
   Omnivision Technologies, Inc. *                           14,600   $      189
   ON Semiconductor Corp. *                                  36,900          329
   Pericom Semiconductor Corp. *                              7,100           69
   Photronics, Inc. *                                        11,400          177
   PLX Technology, Inc. *                                     6,800           66
   Rudolph Technologies, Inc. *                               6,632          116
   Semitool, Inc. *                                           6,100           79
   Semtech Corp. *                                           19,500          263
   Silicon Image, Inc. *                                     22,300          182
   Sirf Technology Holdings, Inc. *                          14,000          389
   Skyworks Solutions, Inc. *                                43,300          249
   Standard Microsystems Corp. *                              6,100          186
   Supertex, Inc. *                                           3,300          110
   Tessera Technologies, Inc. *                              12,500          497
   Transmeta Corp. of Delaware *                             53,700           31
   Transwitch Corp. *                                        34,900           56
   Triquint Semiconductor, Inc. *                            38,354          192
   Ultratech, Inc. *                                          6,500           88
   Varian Semiconductor Equipment Associates, Inc. *         15,450          825
   Veeco Instruments, Inc. *                                  8,300          162
   Virage Logic Corp. *                                       4,400           32
   Volterra Semiconductor Corp. *                             5,300           69
   Zoran Corp. *                                             13,465          229
--------------------------------------------------------------------------------
                                                                          11,753
--------------------------------------------------------------------------------
SOFTWARE - 3.7%
   Actuate Corp. *                                           15,500           81
   Advent Software, Inc. *                                    5,600          195
   Allscripts Healthcare Solutions, Inc. *                   12,500          335
   Altiris, Inc. *                                            6,400          211
   American Reprographics Co. *                               7,140          220
   Ansys, Inc. *                                              8,900          452
   Aspen Technology, Inc. *                                  23,700          308
   Avid Technology, Inc. *                                   11,400          398
   Blackbaud, Inc.                                           12,016          293
   Blackboard, Inc. *                                         7,600          256
   Borland Software Corp. *                                  21,400          113
   Bottomline Technologies, Inc. *                            5,600           61
   Commvault Systems, Inc. *                                  3,647           59
   Computer Programs & Systems, Inc.                          2,600           70
   Concur Technologies, Inc. *                                8,800          154
   Convera Corp., Class A *                                   8,300           26
   CSG Systems International, Inc. *                         12,900          323

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   65   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
SOFTWARE - 3.7% - (CONTINUED)
   Dendrite International, Inc. *                            10,200   $      160
   Digi International, Inc. *                                 6,800           86
   DivX, Inc. *                                               2,600           52
   Eclipsys Corp. *                                          12,200          235
   eFunds Corp. *                                            12,600          336
   Emageon, Inc. *                                            5,900           65
   Epicor Software Corp. *                                   15,600          217
   EPIQ Systems, Inc. *                                       4,150           85
   FalconStor Software, Inc. *                               10,500          109
   Glu Mobile, Inc. *                                         1,900           19
   Hyperion Solutions Corp. *                                16,000          829
   Infocrossing, Inc. *                                       4,700           70
   Informatica Corp. *                                       23,300          313
   infoUSA, Inc.                                              9,150           88
   Innerworkings, Inc. *                                        194            2
   InPhonic, Inc. *                                           6,500           71
   Inter-Tel, Inc.                                            5,800          137
   INVESTools, Inc. *                                        17,700          246
   JDA Software Group, Inc. *                                 8,000          120
   Keane, Inc. *                                             11,900          162
   Lawson Software, Inc. *                                   33,600          272
   Mantech International Corp., Class A *                     4,900          164
   MapInfo Corp. *                                            5,800          117
   MicroStrategy, Inc., Class A *                             2,600          329
   Midway Games, Inc. *                                       9,789           61
   Neoware, Inc. *                                            5,400           54
   Nuance Communications, Inc. *                             33,910          519
   Omnicell, Inc. *                                           7,500          157
   OPNET Technologies, Inc. *                                 3,500           47
   Packeteer, Inc. *                                          9,600          119
   Parametric Technology Corp. *                             30,120          575
   PDF Solutions, Inc. *                                      5,800           65
   Pegasystems, Inc.                                          3,400           31
   Phase Forward, Inc. *                                      9,300          122
   Progress Software Corp. *                                 11,100          346
   QAD, Inc.                                                  3,900           36
   Quality Systems, Inc.                                      4,500          180
   Quest Software, Inc. *                                    18,100          294
   Renaissance Learning, Inc.                                 2,300           30
   Schawk, Inc.                                               4,400           80
   Smith Micro Software, Inc. *                               5,700          106
   SPSS, Inc. *                                               5,300          191

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
SOFTWARE - 3.7% - (CONTINUED)
   Sybase, Inc. *                                            24,300   $      614
   SYNNEX Corp. *                                             3,400           72
   Take-Two Interactive Software, Inc. *                     19,300          389
   Taleo Corp., Class A *                                     3,900           65
   THQ, Inc. *                                               17,225          589
   Transaction Systems Architects, Inc. *                    10,100          327
   Trident Microsystems, Inc. *                              15,400          309
   Ultimate Software Group, Inc. *                            6,600          173
   VA Software Corp. *                                       18,500           75
   Wind River Systems, Inc. *                                20,700          206
   Witness Systems, Inc. *                                    9,200          248
--------------------------------------------------------------------------------
                                                                          13,919
--------------------------------------------------------------------------------
STORAGE/WAREHOUSING - 0.1%
   Mobile Mini, Inc. *                                        9,500          254
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.5%
   3Com Corp. *                                             105,800          414
   Acme Packet, Inc. *                                        3,600           53
   Adaptec, Inc. *                                           31,300          121
   Adtran, Inc.                                              17,500          426
   Aeroflex, Inc. *                                          20,600          271
   Alaska Communications Systems Group, Inc.                 11,500          170
   Anaren, Inc. *                                             4,600           81
   Andrew Corp. *                                            43,100          456
   Anixter International, Inc. *                              8,900          587
   Arris Group, Inc. *                                       28,900          407
   Atheros Communications, Inc. *                            14,100          337
   Atlantic Tele-Network, Inc.                                1,400           37
   Avanex Corp. *                                            44,400           79
   BigBand Networks, Inc. *                                     283            5
   Black Box Corp.                                            4,800          175
   C-COR, Inc. *                                             13,200          183
   CalAmp Corp. *                                             6,300           54
   Carrier Access Corp. *                                     6,100           31
   Cbeyond Communications, Inc. *                             4,500          132
   Centennial Communications Corp. *                          6,200           51
   Cincinnati Bell, Inc. *                                   67,500          317
   Citizens Communications Co.                                  447            7
   CommScope, Inc. *                                         15,800          678
   Comtech Telecommunications Corp. *                         6,225          241
   Consolidated Communications Holdings, Inc.                 5,600          111
   CPI International, Inc. *                                  1,900           36
   CT Communications, Inc.                                    5,300          128

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
TELECOMMUNICATIONS - 4.5% - (CONTINUED)
   Ditech Networks, Inc. *                                    8,900   $       72
   Dobson Communications Corp., Class A *                    40,700          350
   EMS Technologies, Inc. *                                   4,300           83
   Eschelon Telecom, Inc. *                                   2,600           75
   Extreme Networks *                                        32,700          138
   Fairpoint Communications, Inc.                             7,510          144
   FiberTower Corp. *                                        31,900          165
   Finisar Corp. *                                           62,600          219
   Foundry Networks, Inc. *                                  39,400          535
   General Communication, Inc., Class A *                    14,700          206
   Globalstar, Inc. *                                         5,154           55
   Golden Telecom, Inc.                                       5,900          327
   Harmonic, Inc. *                                          20,400          200
   Harris Stratex Networks, Inc., Class A *                   6,600          127
   Hypercom Corp. *                                          14,700           88
   ID Systems, Inc. *                                         3,000           36
   IDT Corp., Class B                                        12,300          140
   Interdigital Communications Corp. *                       14,000          443
   Iowa Telecommunications Services, Inc.                     8,600          172
   iPCS, Inc. *                                               4,600          225
   Ixia *                                                    11,700          109
   Lightbridge, Inc. *                                        7,384          130
   Loral Space & Communications, Inc. *                       3,100          158
   Mastec, Inc. *                                            11,000          121
   MRV Communications, Inc. *                                34,334          122
   Netgear, Inc. *                                            8,900          254
   North Pittsburgh Systems, Inc.                             4,100           89
   Novatel Wireless, Inc. *                                   8,100          130
   NTELOS Holdings Corp. *                                    4,300           83
   Oplink Communications, Inc. *                              4,428           80
   OpNext, Inc. *                                             5,232           77
   Optium Corp. *                                               390            8
   PAETEC Holding Corp. *                                    16,487          173
   Parkervision, Inc. *                                       5,200           69
   Plantronics, Inc.                                         12,700          300
   Polycom, Inc. *                                           23,600          787
   Powerwave Technologies, Inc. *                            31,800          181
   Premiere Global Services, Inc. *                          19,900          223
   Radyne Corp. *                                             5,000           46
   RCN Corp. *                                                8,000          204
   RF Micro Devices, Inc. *                                  51,700          322
   SafeNet, Inc. *                                            7,127          202

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
TELECOMMUNICATIONS - 4.5% - (CONTINUED)
   SAVVIS, Inc. *                                             8,900   $      426
   Shenandoah Telecom Co.                                     2,143          101
   Sirenza Microdevices, Inc. *                               6,800           59
   Sonus Networks, Inc. *                                    68,300          551
   SureWest Communications                                    4,000           99
   Switch & Data Facilities Co., Inc. *                       1,478           27
   Sycamore Networks, Inc. *                                 50,600          189
   Symmetricom, Inc. *                                       12,600          105
   Syniverse Holdings, Inc. *                                 6,480           68
   Tekelec *                                                 15,600          233
   Time Warner Telecom, Inc., Class A *                      38,400          797
   USA Mobility, Inc.                                         7,376          147
   UTStarcom, Inc. *                                         32,700          271
   Viasat, Inc. *                                             6,100          201
   Vonage Holdings Corp. *                                    8,600           30
   Wireless Facilities, Inc. *                               15,700           20
   Zhone Technologies, Inc. *                                29,950           37
--------------------------------------------------------------------------------
                                                                          16,617
--------------------------------------------------------------------------------
TEXTILES - 0.1%
   G&K Services, Inc., Class A                                5,750          208
   Unifirst Corp. of Massachusetts                            2,600          100
--------------------------------------------------------------------------------
                                                                             308
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.3%
   Jakks Pacific, Inc. *                                      7,550          180
   Leapfrog Enterprises, Inc. *                               9,300          100
   Marvel Entertainment, Inc. *                              12,700          352
   RC2 Corp. *                                                5,709          231
   Topps (The) Co.                                            9,800           95
--------------------------------------------------------------------------------
                                                                             958
--------------------------------------------------------------------------------
TRANSPORTATION - 1.5%
   ABX Air, Inc. *                                           15,800          108
   American Commercial Lines, Inc. *                         16,600          522
   Arkansas Best Corp.                                        6,900          245
   Atlas Air Worldwide Holdings, Inc. *                       5,399          285
   Bristow Group, Inc. *                                      6,427          234
   Celadon Group, Inc. *                                      6,300          105
   Dynamex, Inc. *                                            3,010           77
   EGL, Inc. *                                                8,490          337
   Florida East Coast Industries, Inc.                        9,500          596
   Forward Air Corp.                                          8,650          284
   Genesee & Wyoming, Inc., Class A *                         9,925          264
   Gulfmark Offshore, Inc. *                                  4,400          192

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   67   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
TRANSPORTATION - 1.5% - (CONTINUED)
   Heartland Express, Inc.                                   16,370   $      260
   Horizon Lines, Inc., Class A                               3,900          128
   HUB Group, Inc., Class A *                                10,800          313
   Knight Transportation, Inc.                               15,439          275
   Marten Transport Ltd. *                                    4,150           66
   Old Dominion Freight Line, Inc. *                          7,725          223
   P.A.M. Transportation Services, Inc. *                     1,569           32
   Pacer International, Inc.                                 10,100          272
   Patriot Transportation Holding, Inc. *                       400           36
   PHI, Inc. *                                                3,700          100
   Quality Distribution, Inc. *                               2,400           21
   Saia, Inc. *                                               4,000           95
   Sirva, Inc. *                                             14,100           50
   U.S. Xpress Enterprises, Inc., Class A *                   2,700           47
   Universal Truckload Services, Inc. *                       1,700           41
   USA Truck, Inc. *                                          2,600           40
   Werner Enterprises, Inc.                                  13,900          252
--------------------------------------------------------------------------------
                                                                           5,500
--------------------------------------------------------------------------------
TRUCKING & LEASING - 0.1%
   AMERCO, Inc. *                                             2,800          196
   Greenbrier Cos., Inc.                                      3,700           99
   Interpool, Inc.                                            3,400           83
   TAL International Group, Inc.                              4,400          105
--------------------------------------------------------------------------------
                                                                             483
--------------------------------------------------------------------------------
WATER - 0.2%
   American States Water Co.                                  4,600          170
   California Water Service Group                             4,900          188
   Pico Holdings, Inc. *                                      2,700          115
   SJW Corp.                                                  4,100          166
   Southwest Water Co.                                        6,197           89
--------------------------------------------------------------------------------
                                                                             728
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $276,792)                                                          367,181
OTHER - 0.0%
   Escrow Position PetroCorp. *                               1,900            -
--------------------------------------------------------------------------------
TOTAL OTHER
--------------------------------------------------------------------------------
(COST $ -)                                                                     -

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
RIGHTS - 0.0%
   CSF Holdings, Inc. *                                       4,212   $        -
--------------------------------------------------------------------------------
TOTAL RIGHTS
--------------------------------------------------------------------------------
(COST $ -)                                                                     -

                                                          NUMBER
                                                            OF           VALUE
                                                         WARRANTS       (000S)
--------------------------------------------------------------------------------
WARRANTS - 0.0%
   Imperial Credit Industries, Exp. 1/31/08,
      Strike $2.15*                                              33            -
   Optical Cable Corp., Exp. 10/24/07,
      Strike $4.88 *                                            147            -
   Optical Cable Corp., Fractional Shares,
      Exp. 10/24/07, Strike $4.88 *                          52,400            -
   Pegasus Wireless Corp., Exp. 12/18/08,
      Strike $8.00 *                                          1,680            -
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $ -)                                                                     -

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.0%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $      6,852        6,852
   U.S. Treasury Bill, (1)
      5.01%, 8/9/07                                             645          634
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $7,486)                                                              7,486
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.5%
--------------------------------------------------------------------------------
(COST $284,278)                                                          374,667
   Liabilities less Other Assets - (0.5)%                                 (1,988)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  372,679

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

At March 31, 2007, the Small Cap Index Fund had open futures contracts as follows:

                           NOTIONAL                         UNREALIZED
               NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
TYPE           CONTRACTS    (000S)    POSITION     EXP.       (000S)
----------------------------------------------------------------------
Russell 2000       77       $6,222      Long       6/07        $130
----------------------------------------------------------------------

At March 31, 2007, the industry sectors (unaudited) for the Small Cap Index Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 16.2%
Consumer Staples                                                        3.4
Energy                                                                  5.0
Financials                                                             21.4
Health Care                                                            11.6
Industrials                                                            14.3
Information Technology                                                 18.8
Materials                                                               5.0
Telecommunication Services                                              1.4
Utilities                                                               2.9
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   69   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5%
ADVERTISING - 0.2%
   Interpublic Group of Cos. (The), Inc. *                   21,835   $      269
   Omnicom Group, Inc.                                        8,200          839
--------------------------------------------------------------------------------
                                                                           1,108
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 2.2%
   Boeing (The) Co.                                          39,368        3,500
   General Dynamics Corp.                                    19,500        1,490
   Goodrich Corp.                                             5,400          278
   L-3 Communications Holdings, Inc.                          5,800          507
   Lockheed Martin Corp.                                     17,546        1,702
   Northrop Grumman Corp.                                    17,898        1,329
   Raytheon Co.                                              22,800        1,196
   Rockwell Collins, Inc.                                     7,800          522
   United Technologies Corp.                                 49,700        3,231
--------------------------------------------------------------------------------
                                                                          13,755
--------------------------------------------------------------------------------
AGRICULTURE - 1.8%
   Altria Group, Inc.                                       103,000        9,044
   Archer-Daniels-Midland Co.                                31,892        1,170
   Reynolds American, Inc.                                    8,700          543
   UST, Inc.                                                  8,100          470
--------------------------------------------------------------------------------
                                                                          11,227
--------------------------------------------------------------------------------
AIRLINES - 0.1%
   Southwest Airlines Co.                                    39,130          575
--------------------------------------------------------------------------------
APPAREL - 0.4%
   Coach, Inc. *                                             17,900          896
   Jones Apparel Group, Inc.                                  4,200          129
   Liz Claiborne, Inc.                                        4,100          175
   NIKE, Inc., Class B                                        9,700        1,031
   Polo Ralph Lauren Corp.                                    2,800          247
   VF Corp.                                                   4,228          349
--------------------------------------------------------------------------------
                                                                           2,827
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.4%
   Ford Motor Co.                                            92,675          731
   General Motors Corp.                                      27,300          836
   PACCAR, Inc.                                              12,652          929
--------------------------------------------------------------------------------
                                                                           2,496
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.2%
   Goodyear Tire & Rubber (The) Co. *                         9,058          282
   Johnson Controls, Inc.                                    10,100          956
--------------------------------------------------------------------------------
                                                                           1,238
--------------------------------------------------------------------------------
BANKS - 6.7%
   Bank of America Corp.                                    219,640       11,206

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
BANKS - 6.7% - (CONTINUED)
   Bank of New York Co. (The), Inc.                          38,200   $    1,549
   BB&T Corp.                                                25,600        1,050
   Capital One Financial Corp.                               19,903        1,502
   Comerica, Inc.                                             7,350          435
   Commerce Bancorp, Inc. of New Jersey                       9,700          324
   Compass Bancshares, Inc.                                   7,000          482
   Fifth Third Bancorp                                       28,630        1,108
   First Horizon National Corp.                               6,300          262
   Huntington Bancshares, Inc.                               13,172          288
   KeyCorp                                                   18,400          689
   M&T Bank Corp.                                             3,500          405
   Marshall & Ilsley Corp.                                   11,700          542
   Mellon Financial Corp.                                    20,000          863
   National City Corp.                                       30,400        1,132
   Northern Trust Corp. (1)                                   8,700          523
   PNC Financial Services Group, Inc.                        17,700        1,274
   Regions Financial Corp.                                   34,904        1,235
   State Street Corp.                                        17,000        1,101
   SunTrust Banks, Inc.                                      18,100        1,503
   Synovus Financial Corp.                                   14,750          477
   U.S. Bancorp                                              88,577        3,097
   Wachovia Corp.                                            94,687        5,212
   Wells Fargo & Co.                                        166,714        5,740
   Zions Bancorporation                                       5,400          456
--------------------------------------------------------------------------------
                                                                          42,455
--------------------------------------------------------------------------------
BEVERAGES - 2.0%
   Anheuser-Busch Cos., Inc.                                 37,388        1,887
   Brown-Forman Corp., Class B                                3,400          223
   Coca-Cola (The) Co.                                      100,200        4,810
   Coca-Cola Enterprises, Inc.                               12,800          259
   Constellation Brands, Inc., Class A *                      8,900          188
   Molson Coors Brewing Co., Class B                          2,400          227
   Pepsi Bottling Group, Inc.                                 6,400          204
   PepsiCo, Inc.                                             81,480        5,179
--------------------------------------------------------------------------------
                                                                          12,977
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.0%
   Amgen, Inc. *                                             57,436        3,210
   Biogen Idec, Inc. *                                       17,355          770
   Celgene Corp. *                                           18,400          965
   Genzyme Corp. *                                           13,400          804
   Medimmune, Inc. *                                         12,100          440

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   70   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
BIOTECHNOLOGY - 1.0% - (CONTINUED)
   Millipore Corp. *                                          2,200   $      160
--------------------------------------------------------------------------------
                                                                           6,349
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.2%
   American Standard Companies, Inc.                          8,900          472
   Masco Corp.                                               19,700          540
--------------------------------------------------------------------------------
                                                                           1,012
--------------------------------------------------------------------------------
CHEMICALS - 1.6%
   Air Products & Chemicals, Inc.                            10,300          762
   Ashland, Inc.                                              3,100          203
   Dow Chemical (The) Co.                                    47,971        2,200
   du Pont (E.I.) de Nemours & Co.                           46,377        2,292
   Eastman Chemical Co.                                       3,575          226
   Ecolab, Inc.                                               8,500          365
   Hercules, Inc. *                                           4,500           88
   International Flavors & Fragrances, Inc.                   3,300          156
   Monsanto Co.                                              26,582        1,461
   PPG Industries, Inc.                                       8,700          612
   Praxair, Inc.                                             16,400        1,033
   Rohm & Haas Co.                                            6,443          333
   Sherwin-Williams (The) Co.                                 5,400          357
   Sigma-Aldrich Corp.                                        7,000          291
--------------------------------------------------------------------------------
                                                                          10,379
--------------------------------------------------------------------------------
COAL - 0.1%
   Consol Energy, Inc.                                        9,200          360
   Peabody Energy Corp.                                      12,600          507
--------------------------------------------------------------------------------
                                                                             867
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.7%
   Apollo Group, Inc., Class A *                              7,100          312
   Convergys Corp. *                                          5,600          142
   Donnelley (R.R.) & Sons Co.                                9,900          362
   Equifax, Inc.                                              5,600          204
   H&R Block, Inc.                                           17,000          358
   McKesson Corp.                                            13,941          816
   Monster Worldwide, Inc. *                                  6,500          308
   Moody's Corp.                                             11,904          739
   Robert Half International, Inc.                            8,000          296
   Western Union (The) Co.                                   36,723          806
--------------------------------------------------------------------------------
                                                                           4,343
--------------------------------------------------------------------------------
COMPUTERS - 4.0%
   Affiliated Computer Services, Inc., Class A *              5,700          336
   Apple Computer, Inc. *                                    42,300        3,930

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
COMPUTERS - 4.0% - (CONTINUED)
   Cognizant Technology Solutions, Class A *                  7,300   $      644
   Computer Sciences Corp. *                                  8,100          422
   Dell, Inc. *                                             113,000        2,623
   Electronic Data Systems Corp.                             25,500          706
   EMC Corp. of Massachusetts *                             103,312        1,431
   Hewlett-Packard Co.                                      131,342        5,272
   IBM Corp.                                                 73,840        6,960
   Lexmark International, Inc., Class A *                     5,000          292
   NCR Corp. *                                                8,100          387
   Network Appliance, Inc. *                                 18,800          687
   SanDisk Corp. *                                           11,500          504
   Sun Microsystems, Inc. *                                 179,900        1,081
   Unisys Corp. *                                            15,200          128
--------------------------------------------------------------------------------
                                                                          25,403
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.0%
   Avon Products, Inc.                                       21,944          818
   Colgate-Palmolive Co.                                     26,000        1,736
   Estee Lauder Cos. (The), Inc., Class A                     6,300          308
   Procter & Gamble Co.                                     154,907        9,784
--------------------------------------------------------------------------------
                                                                          12,646
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.1%
   Genuine Parts Co.                                          7,350          360
   Grainger (W.W.), Inc.                                      3,800          294
--------------------------------------------------------------------------------
                                                                             654
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 8.0%
   American Express Co.                                      59,500        3,356
   Ameriprise Financial, Inc.                                11,660          666
   Bear Stearns Cos. (The), Inc.                              5,731          862
   Charles Schwab (The) Corp.                                52,125          953
   Chicago Mercantile Exchange Holdings, Inc.                 1,700          905
   CIT Group, Inc.                                            9,900          524
   Citigroup, Inc.                                          240,861       12,366
   Countrywide Financial Corp.                               28,500          959
   E*TRADE Financial Corp. *                                 20,100          426
   Fannie Mae                                                48,200        2,631
   Federated Investors, Inc., Class B                         3,814          140
   Franklin Resources, Inc.                                   8,600        1,039
   Freddie Mac                                               34,700        2,064
   Goldman Sachs Group, Inc.                                 20,152        4,164
   Janus Capital Group, Inc.                                  9,400          197
   JPMorgan Chase & Co.                                     170,325        8,240
   Legg Mason, Inc.                                           6,210          585

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   71   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 8.0% - (CONTINUED)
   Lehman Brothers Holdings, Inc.                            26,300   $    1,843
   Merrill Lynch & Co., Inc.                                 43,984        3,592
   Morgan Stanley                                            52,918        4,168
   Price (T. Rowe) Group, Inc.                               12,900          609
   SLM Corp.                                                 20,700          847
--------------------------------------------------------------------------------
                                                                          51,136
--------------------------------------------------------------------------------
ELECTRIC - 3.4%
   AES Corp. *                                               31,800          684
   Allegheny Energy, Inc. *                                   7,600          373
   Ameren Corp.                                               9,600          483
   American Electric Power Co., Inc.                         20,440          996
   Centerpoint Energy, Inc.                                  15,122          271
   CMS Energy Corp.                                          11,100          198
   Consolidated Edison, Inc.                                 11,800          603
   Constellation Energy Group, Inc.                           9,400          817
   Dominion Resources, Inc. of Virginia                      17,693        1,571
   DTE Energy Co.                                             9,300          446
   Duke Energy Corp.                                         62,155        1,261
   Dynegy, Inc., Class A *                                   18,307          170
   Edison International                                      16,000          786
   Entergy Corp.                                             10,300        1,081
   Exelon Corp.                                              33,724        2,317
   FirstEnergy Corp.                                         16,415        1,087
   FPL Group, Inc.                                           19,500        1,193
   Integrys Energy Group, Inc.                                3,500          194
   PG&E Corp.                                                16,400          792
   Pinnacle West Capital Corp.                                4,100          198
   PPL Corp.                                                 18,500          757
   Progress Energy, Inc.                                     11,800          595
   Public Service Enterprise Group, Inc.                     12,950        1,075
   Southern (The) Co.                                        38,200        1,400
   TECO Energy, Inc.                                         10,100          174
   TXU Corp.                                                 22,268        1,427
   Xcel Energy, Inc.                                         17,985          444
--------------------------------------------------------------------------------
                                                                          21,393
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
   Emerson Electric Co.                                      40,300        1,736
   Molex, Inc.                                                7,575          214
--------------------------------------------------------------------------------
                                                                           1,950
--------------------------------------------------------------------------------
ELECTRONICS - 0.5%
   Agilent Technologies, Inc. *                              20,556          693
   Applera Corp. - Applied Biosystems Group                   8,000          237

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
ELECTRONICS - 0.5% - (CONTINUED)
   Jabil Circuit, Inc.                                        9,400   $      201
   PerkinElmer, Inc.                                          5,100          124
   Sanmina-SCI Corp. *                                       26,800           97
   Solectron Corp. *                                         44,900          141
   Tektronix, Inc.                                            3,100           87
   Thermo Electron Corp. *                                   20,200          944
   Waters Corp. *                                             5,400          313
--------------------------------------------------------------------------------
                                                                           2,837
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.1%
   Fluor Corp.                                                4,300          386
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.1%
   International Game Technology                             16,100          650
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.2%
   Allied Waste Industries, Inc. *                           11,100          140
   Waste Management, Inc.                                    26,473          911
--------------------------------------------------------------------------------
                                                                           1,051
--------------------------------------------------------------------------------
FOOD - 1.5%
   Campbell Soup Co.                                         10,800          421
   ConAgra Foods, Inc.                                       25,300          630
   Dean Foods Co.                                             7,000          327
   General Mills, Inc.                                       17,800        1,036
   Heinz (H.J.) Co.                                          15,300          721
   Hershey Foods Corp.                                        7,900          432
   Kellogg Co.                                               13,300          684
   Kraft Foods, Inc., Class A                                 9,830          311
   Kroger Co.                                                35,800        1,011
   McCormick & Co., Inc.                                      5,500          212
   Safeway, Inc.                                             21,800          799
   Sara Lee Corp.                                            35,000          592
   SUPERVALU, Inc.                                            9,792          383
   Sysco Corp.                                               29,500          998
   Tyson Foods, Inc., Class A                                11,100          216
   Whole Foods Market, Inc.                                   7,100          318
   Wrigley (Wm.) Jr. Co.                                     10,125          516
--------------------------------------------------------------------------------
                                                                           9,607
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.4%
   Domtar Corp. *                                                 -            -
   International Paper Co.                                   22,693          826
   MeadWestvaco Corp.                                         7,643          236
   Plum Creek Timber Co., Inc.                                8,700          343
   Temple-Inland, Inc.                                        5,100          305

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   72   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
FOREST PRODUCTS & PAPER - 0.4% - (CONTINUED)
   Weyerhaeuser Co.                                          10,840   $      810
--------------------------------------------------------------------------------
                                                                           2,520
--------------------------------------------------------------------------------
GAS - 0.2%
   KeySpan Corp.                                              8,300          342
   Nicor, Inc.                                                2,200          106
   NiSource, Inc.                                            11,700          286
   Sempra Energy                                             12,671          773
--------------------------------------------------------------------------------
                                                                           1,507
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.1%
   Black & Decker Corp.                                       3,500          286
   Snap-On, Inc.                                              2,050           98
   Stanley Works (The)                                        3,900          216
--------------------------------------------------------------------------------
                                                                             600
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.0%
   Bard (C.R.), Inc.                                          4,600          366
   Bausch & Lomb, Inc.                                        2,700          138
   Baxter International, Inc.                                32,600        1,717
   Becton, Dickinson & Co.                                   11,600          892
   Biomet, Inc.                                              12,750          542
   Boston Scientific Corp. *                                 57,800          840
   Johnson & Johnson                                        142,000        8,557
   Medtronic, Inc.                                           57,400        2,816
   Patterson Cos., Inc. *                                     7,500          266
   St. Jude Medical, Inc. *                                  16,400          617
   Stryker Corp.                                             15,100        1,002
   Varian Medical Systems, Inc. *                             6,000          286
   Zimmer Holdings, Inc. *                                   12,040        1,028
--------------------------------------------------------------------------------
                                                                          19,067
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.4%
   Aetna, Inc.                                               24,892        1,090
   Coventry Health Care, Inc. *                               7,355          412
   Humana, Inc. *                                             7,900          458
   Laboratory Corp. of America Holdings *                     6,500          472
   Manor Care, Inc.                                           3,950          215
   Quest Diagnostics, Inc.                                    8,100          404
   Tenet Healthcare Corp. *                                  20,300          131
   UnitedHealth Group, Inc.                                  66,300        3,512
   WellPoint, Inc. *                                         30,583        2,480
--------------------------------------------------------------------------------
                                                                           9,174
--------------------------------------------------------------------------------
HOME BUILDERS - 0.2%
   Centex Corp.                                               6,100          255

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
HOME BUILDERS - 0.2% - (CONTINUED)
   D.R. Horton, Inc.                                         12,800   $      282
   KB Home                                                    4,172          178
   Lennar Corp., Class A                                      6,300          266
   Pulte Homes, Inc.                                          9,800          259
--------------------------------------------------------------------------------
                                                                           1,240
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.1%
   Harman International Industries, Inc.                      2,900          278
   Whirlpool Corp.                                            4,106          349
--------------------------------------------------------------------------------
                                                                             627
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.5%
   Avery Dennison Corp.                                       5,000          321
   Clorox Co.                                                 7,000          446
   Fortune Brands, Inc.                                       7,400          583
   Kimberly-Clark Corp.                                      23,136        1,585
--------------------------------------------------------------------------------
                                                                           2,935
--------------------------------------------------------------------------------
HOUSEWARES - 0.1%
   Newell Rubbermaid, Inc.                                   12,608          392
--------------------------------------------------------------------------------
INSURANCE - 4.8%
   ACE Ltd.                                                  15,500          884
   Aflac, Inc.                                               24,300        1,144
   Allstate (The) Corp.                                      31,214        1,875
   AMBAC Financial Group, Inc.                                5,200          449
   American International Group, Inc.                       127,589        8,577
   AON Corp.                                                 13,975          531
   Chubb Corp.                                               19,300          997
   CIGNA Corp.                                                4,800          685
   Cincinnati Financial Corp.                                 7,489          318
   Genworth Financial, Inc., Class A                         21,900          765
   Hartford Financial Services Group, Inc.                   16,300        1,558
   Lincoln National Corp.                                    13,032          883
   Loews Corp.                                               21,600          981
   Marsh & McLennan Cos., Inc.                               26,400          773
   MBIA, Inc.                                                 7,050          462
   Metlife, Inc.                                             37,800        2,387
   MGIC Investment Corp.                                      4,300          253
   Principal Financial Group, Inc.                           12,500          748
   Progressive (The) Corp.                                   35,052          765
   Prudential Financial, Inc.                                23,600        2,130
   SAFECO Corp.                                               5,700          379
   Torchmark Corp.                                            4,200          275
   Travelers Cos Inc. (The)                                  34,013        1,761
   UnumProvident Corp.                                       15,161          349

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   73   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
INSURANCE - 4.8% - (CONTINUED)
   XL Capital Ltd., Class A                                   9,059   $      634
--------------------------------------------------------------------------------
                                                                          30,563
--------------------------------------------------------------------------------
INTERNET - 1.7%
   Amazon.com, Inc. *                                        15,739          626
   eBay, Inc. *                                              56,224        1,864
   Google, Inc., Class A *                                   10,645        4,877
   IAC/InterActiveCorp *                                     11,200          422
   Symantec Corp. *                                          46,624          807
   VeriSign, Inc. *                                          12,400          311
   Yahoo!, Inc. *                                            59,600        1,865
--------------------------------------------------------------------------------
                                                                          10,772
--------------------------------------------------------------------------------
IRON/STEEL - 0.3%
   Allegheny Technologies, Inc.                               4,932          526
   Nucor Corp.                                               14,600          951
   United States Steel Corp.                                  5,800          575
--------------------------------------------------------------------------------
                                                                           2,052
--------------------------------------------------------------------------------
LEISURE TIME - 0.3%
   Brunswick Corp.                                            5,100          162
   Carnival Corp.                                            22,496        1,054
   Harley-Davidson, Inc.                                     13,000          764
   Sabre Holdings Corp., Class A                              6,681          219
--------------------------------------------------------------------------------
                                                                           2,199
--------------------------------------------------------------------------------
LODGING - 0.5%
   Harrah's Entertainment, Inc.                               8,850          747
   Hilton Hotels Corp.                                       19,800          712
   Marriott International, Inc., Class A                     16,900          827
   Starwood Hotels & Resorts Worldwide, Inc.                 10,500          681
   Wyndham Worldwide Corp. *                                  8,661          296
--------------------------------------------------------------------------------
                                                                           3,263
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.4%
   Caterpillar, Inc.                                         32,300        2,165
   Terex Corp. *                                              5,000          359
--------------------------------------------------------------------------------
                                                                           2,524
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.3%
   Cummins, Inc.                                              2,600          376
   Deere & Co.                                               11,400        1,239
   Rockwell Automation, Inc.                                  8,400          503
--------------------------------------------------------------------------------
                                                                           2,118
--------------------------------------------------------------------------------
MEDIA - 3.3%
   CBS Corp., Class B                                        38,474        1,177
   Clear Channel Communications, Inc.                        25,400          890

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
MEDIA - 3.3% - (CONTINUED)
   Comcast Corp., Class A *                                 152,381   $    3,954
   DIRECTV Group (The), Inc. *                               37,700          870
   Disney (Walt) Co.                                        100,603        3,464
   Dow Jones & Co., Inc.                                      3,200          110
   Gannett Co., Inc.                                         11,700          659
   McGraw-Hill Cos. (The), Inc.                              18,100        1,138
   Meredith Corp.                                             1,800          103
   New York Times Co., Class A                                7,900          186
   News Corp., Class A                                      114,300        2,643
   Scripps (E.W.) Co., Class A                                3,500          156
   Time Warner, Inc.                                        188,300        3,713
   Tribune Co.                                                9,200          295
   Viacom, Inc., Class B *                                   33,874        1,393
--------------------------------------------------------------------------------
                                                                          20,751
--------------------------------------------------------------------------------
MINING - 0.7%
   Alcoa, Inc.                                               43,612        1,478
   Freeport-McMoRan Copper & Gold, Inc., Class B             18,472        1,223
   Newmont Mining Corp.                                      21,877          919
   Vulcan Materials Co.                                       4,700          547
--------------------------------------------------------------------------------
                                                                           4,167
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 5.0%
   3M Co.                                                    36,700        2,805
   Cooper Industries Ltd., Class A                            8,000          360
   Danaher Corp.                                             12,300          879
   Dover Corp.                                                9,200          449
   Eastman Kodak Co.                                         13,600          307
   Eaton Corp.                                                6,800          568
   General Electric Co.                                     505,645       17,880
   Honeywell International, Inc.                             40,312        1,857
   Illinois Tool Works, Inc.                                 21,200        1,094
   Ingersoll-Rand Co. Ltd., Class A                          14,800          642
   ITT Corp.                                                  9,000          543
   Leggett & Platt, Inc.                                      7,700          174
   Pall Corp.                                                 5,166          196
   Parker Hannifin Corp.                                      5,825          503
   Textron, Inc.                                              6,100          548
   Tyco International Ltd.                                   98,490        3,107
--------------------------------------------------------------------------------
                                                                          31,912
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.2%
   Pitney Bowes, Inc.                                         9,700          440
   Xerox Corp. *                                             47,496          802
--------------------------------------------------------------------------------
                                                                           1,242
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   74   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
OIL & GAS - 8.0%
   Anadarko Petroleum Corp.                                  22,712   $      976
   Apache Corp.                                              16,906        1,195
   Chesapeake Energy Corp.                                   19,000          587
   Chevron Corp.                                            105,832        7,827
   ConocoPhillips                                            80,546        5,505
   Devon Energy Corp.                                        22,500        1,557
   ENSCO International, Inc.                                  8,000          435
   EOG Resources, Inc.                                       11,600          828
   Exxon Mobil Corp.                                        280,014       21,127
   Hess Corp.                                                12,800          710
   Marathon Oil Corp.                                        17,409        1,721
   Murphy Oil Corp.                                           9,800          523
   Nabors Industries Ltd. *                                  14,700          436
   Noble Corp.                                                7,000          551
   Occidental Petroleum Corp.                                42,156        2,079
   Rowan Cos., Inc.                                           6,000          195
   Sunoco, Inc.                                               6,300          444
   Transocean, Inc. *                                        14,072        1,150
   Valero Energy Corp.                                       29,500        1,902
   XTO Energy, Inc.                                          18,100          992
--------------------------------------------------------------------------------
                                                                          50,740
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.4%
   Baker Hughes, Inc.                                        15,340        1,014
   BJ Services Co.                                           14,800          413
   Halliburton Co.                                           48,500        1,539
   National-Oilwell Varco, Inc. *                             8,700          677
   Schlumberger Ltd.                                         57,500        3,973
   Smith International, Inc.                                 10,600          509
   Weatherford International Ltd. *                          17,194          776
--------------------------------------------------------------------------------
                                                                           8,901
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.1%
   Ball Corp.                                                 4,200          192
   Bemis Co.                                                  3,800          127
   Pactiv Corp. *                                             6,900          233
   Sealed Air Corp.                                           7,306          231
--------------------------------------------------------------------------------
                                                                             783
--------------------------------------------------------------------------------
PHARMACEUTICALS - 5.7%
   Abbott Laboratories                                       76,700        4,280
   Allergan, Inc.                                             7,334          813
   AmerisourceBergen Corp.                                    8,918          470
   Barr Pharmaceuticals, Inc. *                               4,600          213
   Bristol-Myers Squibb Co.                                 100,060        2,778

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
PHARMACEUTICALS - 5.7% - (CONTINUED)
   Cardinal Health, Inc.                                     20,124   $    1,468
   Express Scripts, Inc. *                                    7,000          565
   Forest Laboratories, Inc. *                               15,300          787
   Gilead Sciences, Inc. *                                   23,244        1,778
   Hospira, Inc. *                                            6,980          286
   King Pharmaceuticals, Inc. *                              12,500          246
   Lilly (Eli) & Co.                                         49,296        2,648
   Medco Health Solutions, Inc. *                            14,268        1,035
   Merck & Co., Inc.                                        106,100        4,686
   Mylan Laboratories, Inc.                                  13,300          281
   Pfizer, Inc.                                             348,392        8,800
   Schering-Plough Corp.                                     74,400        1,898
   Watson Pharmaceuticals, Inc. *                             5,700          151
   Wyeth                                                     66,900        3,347
--------------------------------------------------------------------------------
                                                                          36,530
--------------------------------------------------------------------------------
PIPELINES - 0.5%
   El Paso Corp.                                             32,947          477
   Kinder Morgan, Inc.                                        5,600          596
   Questar Corp.                                              4,700          419
   Spectra Energy Corp.                                      29,977          788
   Williams Cos. (The), Inc.                                 30,300          862
--------------------------------------------------------------------------------
                                                                           3,142
--------------------------------------------------------------------------------
REAL ESTATE - 0.1%
   CB Richard Ellis Group, Inc., Class A *                    8,800          301
   Realogy Corp. *                                           11,391          337
--------------------------------------------------------------------------------
                                                                             638
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.2%
   Apartment Investment & Management Co., Class A             5,300          306
   Archstone-Smith Trust                                     10,300          559
   AvalonBay Communities, Inc.                                4,000          520
   Boston Properties, Inc.                                    5,900          693
   Developers Diversified Realty Corp.                        6,200          390
   Equity Residential                                        13,800          665
   Host Hotels & Resorts, Inc.                               26,900          708
   Kimco Realty Corp.                                        10,300          502
   ProLogis                                                  12,135          788
   Public Storage, Inc.                                       5,846          553
   Simon Property Group, Inc.                                11,300        1,257
   Vornado Realty Trust                                       6,500          776
--------------------------------------------------------------------------------
                                                                           7,717
--------------------------------------------------------------------------------
RETAIL - 5.8%
   Abercrombie & Fitch Co., Class A                           4,300          325

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   75   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
RETAIL - 5.8% - (CONTINUED)
   Autonation, Inc. *                                         7,985   $      170
   Autozone, Inc. *                                           2,300          295
   Bed Bath & Beyond, Inc. *                                 13,700          550
   Best Buy Co., Inc.                                        19,525          951
   Big Lots, Inc. *                                           5,600          175
   Circuit City Stores, Inc.                                  7,600          141
   Costco Wholesale Corp.                                    22,916        1,234
   CVS Corp.                                                 74,769        2,553
   Darden Restaurants, Inc.                                   6,350          262
   Dillard's, Inc., Class A                                   3,600          118
   Dollar General Corp.                                      16,405          347
   Family Dollar Stores, Inc.                                 7,500          222
   Federated Department Stores, Inc.                         25,482        1,148
   Gap (The), Inc.                                           27,187          468
   Home Depot (The), Inc.                                    99,755        3,665
   Kohl's Corp. *                                            15,800        1,210
   Limited Brands                                            17,700          461
   Lowe's Cos., Inc.                                         74,200        2,337
   McDonald's Corp.                                          60,100        2,708
   Nordstrom, Inc.                                           11,700          619
   Office Depot, Inc. *                                      13,100          460
   OfficeMax, Inc.                                            3,933          207
   Penney (J.C.) Co., Inc.                                   10,800          887
   RadioShack Corp.                                           7,100          192
   Sears Holdings Corp. *                                     4,273          770
   Staples, Inc.                                             39,175        1,012
   Starbucks Corp. *                                         37,800        1,185
   Target Corp.                                              42,900        2,542
   Tiffany & Co.                                              6,200          282
   TJX Cos., Inc.                                            22,500          607
   Wal-Mart Stores, Inc.                                    120,300        5,648
   Walgreen Co.                                              48,800        2,240
   Wendy's International, Inc.                                5,900          185
   Yum! Brands, Inc.                                         12,400          716
--------------------------------------------------------------------------------
                                                                          36,892
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.4%
   Hudson City Bancorp, Inc.                                 26,800          367
   Sovereign Bancorp, Inc.                                   16,478          419
   Washington Mutual, Inc.                                   44,176        1,784
--------------------------------------------------------------------------------
                                                                           2,570
--------------------------------------------------------------------------------
SEMICONDUCTORS - 2.3%
   Advanced Micro Devices, Inc. *                            26,500          346

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
SEMICONDUCTORS - 2.3% - (CONTINUED)
   Altera Corp. *                                            18,700   $      374
   Analog Devices, Inc.                                      15,700          542
   Applied Materials, Inc.                                   67,000        1,228
   Broadcom Corp., Class A *                                 22,700          728
   Intel Corp.                                              282,700        5,408
   Kla-Tencor Corp.                                          10,200          544
   Linear Technology Corp.                                   15,700          496
   LSI Logic Corp. *                                         34,700          362
   Maxim Integrated Products, Inc.                           16,700          491
   Micron Technology, Inc. *                                 35,700          431
   National Semiconductor Corp.                              12,900          311
   Novellus Systems, Inc. *                                   6,800          218
   NVIDIA Corp. *                                            17,000          489
   PMC - Sierra, Inc. *                                      11,300           79
   QLogic Corp. *                                             9,000          153
   Teradyne, Inc. *                                          10,000          165
   Texas Instruments, Inc.                                   70,300        2,116
   Xilinx, Inc.                                              16,900          435
--------------------------------------------------------------------------------
                                                                          14,916
--------------------------------------------------------------------------------
SOFTWARE - 3.7%
   Adobe Systems, Inc. *                                     29,500        1,230
   Autodesk, Inc. *                                          12,000          451
   Automatic Data Processing, Inc.                           27,900        1,350
   BMC Software, Inc. *                                       9,900          305
   CA, Inc.                                                  19,493          505
   Citrix Systems, Inc. *                                     9,400          301
   Compuware Corp. *                                         17,400          165
   Electronic Arts, Inc. *                                   15,500          781
   Fidelity National Information Services, Inc.               7,500          341
   First Data Corp.                                          35,923          966
   Fiserv, Inc. *                                             8,200          435
   IMS Health, Inc.                                           8,504          252
   Intuit, Inc. *                                            17,800          487
   Microsoft Corp.                                          423,480       11,802
   Novell, Inc. *                                            18,200          132
   Oracle Corp. *                                           195,400        3,543
   Paychex, Inc.                                             17,600          667
--------------------------------------------------------------------------------
                                                                          23,713
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.2%
   ADC Telecommunications, Inc. *                             5,928           99
   Alltel Corp.                                              18,300        1,135
   AT&T, Inc.                                               306,993       12,105

See Notes to the Financial Statements.


EQUITY INDEX FUNDS   76   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
TELECOMMUNICATIONS - 6.2% - (CONTINUED)
   Avaya, Inc. *                                             21,200   $      250
   CenturyTel, Inc.                                           5,650          255
   Ciena Corp. *                                              4,757          133
   Cisco Systems, Inc. *                                    296,800        7,578
   Citizens Communications Co.                               15,700          235
   Corning, Inc. *                                           76,800        1,746
   Embarq Corp.                                               7,996          450
   JDS Uniphase Corp. *                                      10,550          161
   Juniper Networks, Inc. *                                  28,800          567
   Motorola, Inc.                                           116,865        2,065
   QUALCOMM, Inc.                                            81,100        3,460
   Qwest Communications International, Inc. *                78,055          702
   Sprint Nextel Corp.                                      144,136        2,733
   Tellabs, Inc. *                                           23,100          229
   Verizon Communications, Inc.                             143,430        5,439
   Windstream Corp.                                          21,999          323
--------------------------------------------------------------------------------
                                                                          39,665
--------------------------------------------------------------------------------
TEXTILES - 0.0%
   Cintas Corp.                                               7,200          260
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.1%
   Hasbro, Inc.                                               8,712          249
   Mattel, Inc.                                              20,341          561
--------------------------------------------------------------------------------
                                                                             810
--------------------------------------------------------------------------------
TRANSPORTATION - 1.7%
   Burlington Northern Santa Fe Corp.                        17,728        1,426
   CH Robinson Worldwide, Inc.                                9,000          430
   CSX Corp.                                                 21,048          843
   FedEx Corp.                                               14,840        1,594
   Norfolk Southern Corp.                                    18,900          957
   Ryder System, Inc.                                         3,100          153
   Union Pacific Corp.                                       13,700        1,391
   United Parcel Service, Inc., Class B                      53,100        3,722
--------------------------------------------------------------------------------
                                                                          10,516
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $438,336)                                                          626,739

                                                          NUMBER         VALUE
                                                        OF WARRANTS      (000S)
--------------------------------------------------------------------------------
WARRANTS - 0.0%
   Raytheon Co., Exp. 6/16/11, Strike $37.50                    233            4
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $ -)                                                                     4

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.6%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $      8,819   $    8,819
   U.S. Treasury Bill, (2)
      5.01%, 8/9/07                                           1,210        1,188
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $10,007)                                                            10,007
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1%
--------------------------------------------------------------------------------
(Cost $448,343)                                                          636,750
--------------------------------------------------------------------------------
   Liabilities less Other Assets - (0.1)%                                   (514)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $636,236

(1)  Investment in affiliate.

(2) Security pledged as collateral to cover margin requirements for open futures contracts.

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2007, the Stock Index Fund had open futures contracts as follows:

                            NOTIONAL                         UNREALIZED
                NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
    TYPE        CONTRACTS    (000S)    POSITION      EXP.      (000S)
-----------------------------------------------------------------------
S&P 500
   E-Mini          138       $9,875    Long          6/07       $249
=======================================================================

At March 31, 2007, the industry sectors (unaudited) for the Stock Index Fund were:

                                                                 % OF LONG-TERM
INDUSTRY SECTOR                                                    INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                10.5%
Consumer Staples                                                       9.6
Energy                                                                10.1
Financials                                                            21.6
Health Care                                                           11.9
Industrials                                                           10.9
Information Technology                                                14.9
Materials                                                              3.1
Telecommunication Services                                             3.7
Utilities                                                              3.7
--------------------------------------------------------------------------------
Total                                                                100.0%

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   77   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1 ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 36 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Real Estate Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (collectively, the "Funds") are separate, diversified investment portfolios of the Trust. The Global Real Estate Index Fund commenced investment operations on July 26, 2006. Each of the Funds is presented herein.

Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2 SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS - Each Fund may invest in long or short futures contracts for hedging purposes, to increase total

EQUITY INDEX FUNDS    78      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Fund and the broker. The Statements of Operations reflect gains or losses as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2007, the Mid Cap Index, Small Cap Index, and Stock Index Funds had entered into exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $521,000, $634,000 and $1,188,000, respectively. The International Equity Index Fund had entered into exchange-traded long futures contracts at March 31, 2007, and did not pledge assets to cover margin requirements.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable forward exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among the Funds in proportion to each Fund's relative net assets.

G) REDEMPTION FEES - The Global Real Estate Index and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee

                        NORTHERN FUNDS ANNUAL REPORT   79     EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
does not apply to certain types of redemptions as described in the Funds' prospectus.

Redemption fees for the fiscal year ended March 31, 2007, were approximately $5,000 for the Global Real Estate Index Fund, and less than $1,000 for the International Equity Index Fund. These amounts are included in "Proceeds from Shares Sold" in Note 6 - Capital Share Transactions. The impact from redemption fees paid to both Funds were less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS - Distribution of dividends from net investment income, if any, are declared and paid as follows:

                                                 DECLARATION AND
                                                PAYMENT FREQUENCY
  ----------------------------------------------------------------
  Global Real Estate Index                          QUARTERLY
  International Equity Index                        ANNUALLY
  Mid Cap Index                                     ANNUALLY
  Small Cap Index                                   ANNUALLY
  Stock Index                                       QUARTERLY
  ----------------------------------------------------------------

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

I) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2006, through the fiscal year ended March 31, 2007, the Stock Index Fund incurred net capital losses and/or net currency losses of approximately $407,000 for which the Fund intends to treat as having been incurred in the next fiscal year.

At March 31, 2007, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                            MARCH 31, MARCH 31, MARCH 31, MARCH 31, MARCH 31,
  Amounts in thousands        2010      2011      2012      2013      2015
  ---------------------------------------------------------------------------
  Stock Index                $2,242    $10,234   $4,423      $46      $588
  ---------------------------------------------------------------------------

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2007, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

                                     UNDISTRIBUTED
                               -------------------------
                                ORDINARY     LONG-TERM    UNREALIZED
  Amounts in thousands           INCOME*   CAPITAL GAINS    GAINS
  -------------------------------------------------------------------
  Global Real Estate Index        $3,112         $641       $30,224
  International Equity Index      13,549        1,586       332,678
  Mid Cap Index                    1,834        5,168        41,175
  Small Cap Index                  2,930       10,724        84,869
  Stock Index                        203            -       180,198
  -------------------------------------------------------------------

* Ordinary income includes taxable discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2007, was as follows:

                                              DISTRIBUTIONS FROM
                                           -------------------------
                                            ORDINARY     LONG-TERM
  Amounts in thousands                       INCOME*   CAPITAL GAINS
  ------------------------------------------------------------------
  Global Real Estate Index                    $2,224          $87
  International Equity Index                  37,699       11,451
  Mid Cap Index                                6,796        4,780
  Small Cap Index                              4,092       48,343
  Stock Index                                  9,490            -
  ------------------------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2006, was as follows:

                                              DISTRIBUTIONS FROM
                                           -------------------------
                                            ORDINARY     LONG-TERM
  Amounts in thousands                       INCOME*   CAPITAL GAINS
  ------------------------------------------------------------------
  International Equity Index                 $8,096          $97
  Mid Cap Index                               2,507           43
  Small Cap Index                             3,000        4,322
  Stock Index                                 7,336            -
  ------------------------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.


EQUITY INDEX FUNDS    80      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

3 BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and
0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2007, the Funds did not have any outstanding loans. When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

                                             DOLLAR
  Amounts in thousands                       AMOUNT        RATE
  -----------------------------------------------------------------
  International Equity Index                 $2,167       5.73%
  Mid Cap Index                                 700       5.81%
  -----------------------------------------------------------------

4 INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). For the period ended March 31, 2007, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

                                             ANNUAL
                                            ADVISORY     EXPENSE
  Amounts in thousands                        FEES     LIMITATIONS
  -----------------------------------------------------------------
  Global Real Estate Index                    0.35%       0.65%
  International Equity Index                  0.25%       0.45%
  Mid Cap Index                               0.20%       0.30%
  Small Cap Index                             0.20%       0.35%
  Stock Index                                 0.10%       0.25%
  -----------------------------------------------------------------

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund's average daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustee fees" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.


                        NORTHERN FUNDS ANNUAL REPORT   81     EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

5 INVESTMENT TRANSACTIONS

For the period ended March 31, 2007, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

                                                                       PURCHASES                             SALES
  Amounts in thousands                                     U.S. GOVERNMENT        OTHER        U.S. GOVERNMENT        OTHER
  -------------------------------------------------------------------------------------------------------------------------------
  Global Real Estate Index                                         $ -          $768,831               $ -           $21,740
  International Equity Index                                         -           239,538                 -            91,633
  Mid Cap Index                                                      -            70,405                 -           110,826
  Small Cap Index                                                    -            88,404                 -           228,978
  Stock Index                                                        -           102,327                 -            17,409
  -------------------------------------------------------------------------------------------------------------------------------

At March 31, 2007, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                             UNREALIZED        UNREALIZED                          COST BASIS
  Amounts in thousands                                      APPRECIATION      DEPRECIATION    NET APPRECIATION    OF SECURITIES
  -------------------------------------------------------------------------------------------------------------------------------
  Global Real Estate Index                                     $39,562           $(9,423)          $30,139           $756,670
  International Equity Index                                   342,909           (11,784)          331,125          1,160,762
  Mid Cap Index                                                 50,397            (9,222)           41,175            273,844
  Small Cap Index                                              106,011           (21,142)           84,869            289,798
  Stock Index                                                  200,847           (20,649)          180,198            456,552
  -------------------------------------------------------------------------------------------------------------------------------

6 CAPITAL SHARE TRANSACTIONS


Transactions in capital shares for the period ended March 31, 2007, were as follows:

                                                          SHARES FROM                                  PAYMENTS FOR
                                          PROCEEDS FROM    REINVESTED    REINVESTMENT      SHARES         SHARES
  Amounts in thousands      SHARES SOLD    SHARES SOLD     DIVIDENDS     OF DIVIDENDS     REDEEMED       REDEEMED
  ------------------------------------------------------------------------------------------------------------------
  Global Real Estate Index     61,922        $757,984           54            $628           (702)        $(8,803)
  International Equity
  Index                        38,381         493,867        1,247          16,540        (26,186)       (325,845)
  Mid Cap Index                 9,033         106,861          583           6,868        (12,682)       (145,507)
  Small Cap Index               5,515          62,479        3,943          41,955        (17,483)       (194,879)
  Stock Index                  12,752         214,782          194           3,261         (7,848)       (130,642)
  ------------------------------------------------------------------------------------------------------------------

                                 NET            NET
                               INCREASE       INCREASE
                              (DECREASE)     (DECREASE)
  Amounts in thousands        IN SHARES    IN NET ASSETS
  Global Real Estate Index      61,274        $749,809
  International Equity
  Index                         13,442         184,562
  Mid Cap Index                 (3,066)        (31,778)
  Small Cap Index               (8,025)        (90,445)
  Stock Index                    5,098          87,401
  ----------------------------------------------------------------------

Transactions in capital shares for the fiscal year ended March 31, 2006, were as follows:

                                                          SHARES FROM                                  PAYMENTS FOR
                                          PROCEEDS FROM    REINVESTED    REINVESTMENT      SHARES         SHARES
  Amounts in thousands      SHARES SOLD    SHARES SOLD     DIVIDENDS     OF DIVIDENDS     REDEEMED       REDEEMED
  ------------------------------------------------------------------------------------------------------------------
  International Equity
  Index                        76,099        $795,336         231           $2,529         (9,549)      $(103,718)
  Mid Cap Index                21,172         228,816          85              944         (3,032)        (33,104)
  Small Cap Index              12,419         131,629         361            3,797         (7,557)        (80,100)
  Stock Index                  11,464         174,427         185            2,846         (7,347)       (112,008)
  ------------------------------------------------------------------------------------------------------------------

                                 NET            NET
                               INCREASE       INCREASE
  Amounts in thousands        IN SHARES    IN NET ASSETS
  --------------------------------------------------------------------------------------
  International Equity
  Index                         66,781        $694,147
  Mid Cap Index                 18,225         196,656
  Small Cap Index                5,223          55,326
  Stock Index                    4,302          65,265
  ------------------------------------------------------------------------------------------------------


EQUITY INDEX FUNDS    82      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

7 NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board("FASB") issued FASB Interpretation 48 ("FIN 48"). "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. As adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Funds' financial statements and financial disclosures for next year.


                        NORTHERN FUNDS ANNUAL REPORT   83     EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES
OF NORTHERN FUNDS:           We have audited the accompanying statements of
                             assets and liabilities, including the schedules of investments, of International Equity Index Fund,
                             Mid Cap Index Fund, Small Cap Index Fund, and Stock
                             Index Fund (collectively, the "Funds"), four separate portfolios comprising part of the Northern
                             Funds, as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate
                             Index Fund, as of March 31, 2007 and the related statement of operations, statement of changes in net assets and the financial highlights for the period from July 26, 2006 (commencement of operations) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                             We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

                             DELOITTE & TOUCHE LLP
                             Chicago, Illinois
                             May 15, 2007


EQUITY INDEX FUNDS    84      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

TAX INFORMATION                                       MARCH 31, 2007 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2007, are designated as "qualified dividend income," as defined in the Act, subject to reduced tax rates in 2007:

                                                         QDI
  FUND                                                PERCENTAGE
  ----------------------------------------------------------------
  Global Real Estate Index                             68.26%
  International Equity Index                           69.90%
  Mid Cap Index                                        41.30%
  Small Cap Index                                      63.41%
  Stock Index                                          93.52%
  ----------------------------------------------------------------

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) - A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

                                                    CORPORATE DRD
  FUND                                                PERCENTAGE
  ----------------------------------------------------------------
  Mid Cap Index                                       41.40%
  Small Cap Index                                     63.62%
  Stock Index                                         93.71%
  ----------------------------------------------------------------

CAPITAL GAIN DISTRIBUTION - The following Funds made capital gain distributions in December 2006, and hereby designated these long-term capital gain distributions as follows (per share):

                                                      LONG-TERM
                                                     CAPITAL GAIN
  FUND                                                   15%
  ----------------------------------------------------------------
  Global Real Estate Index                             $0.0053
  International Equity Index                            0.1186
  Mid Cap Index                                         0.1972
  Small Cap Index                                       1.5347
  ----------------------------------------------------------------

FOREIGN TAX CREDIT - The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

  FUND                                  TAXES               INCOME
  --------------------------------------------------------------------
  Global Real Estate Index             $0.0049             $0.0432
  International Equity Index            0.0240              0.3326
  --------------------------------------------------------------------


                        NORTHERN FUNDS ANNUAL REPORT   85     EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FUND EXPENSES                                         MARCH 31, 2007 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Global Real Estate Index and the International Equity Index Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006, through March 31, 2007.


ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/06 - 3/31/07" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 79), if any, in the Global Real Estate Index and International Equity Index Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL REAL ESTATE INDEX

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.65%     $1,000.00    $1,198.40         $3.56
  Hypothetical             0.65%     $1,000.00    $1,021.69         $3.28**
  -----------------------------------------------------------------------------

INTERNATIONAL EQUITY INDEX

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.45%     $1,000.00    $1,148.10         $2.41
  Hypothetical             0.45%     $1,000.00    $1,022.69         $2.27**
  -----------------------------------------------------------------------------

MID CAP INDEX

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.30%     $1,000.00    $1,129.70         $1.59
  Hypothetical             0.30%     $1,000.00    $1,023.44         $1.51**
  -----------------------------------------------------------------------------

SMALL CAP INDEX

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.35%     $1,000.00    $1,108.80         $1.84
  Hypothetical             0.35%     $1,000.00    $1,023.19         $1.77**
  -----------------------------------------------------------------------------

STOCK INDEX

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.25%     $1,000.00    $1,072.10         $1.29
  Hypothetical             0.25%     $1,000.00    $1,023.68         $1.26**
  -----------------------------------------------------------------------------

* Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.


EQUITY INDEX FUNDS    86      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS
TRUSTEES AND OFFICERS                                 MARCH 31, 2007 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 58 portfolios in the Northern Funds Complex -- Northern Funds offers 36 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   WILLIAM L. BAX                - Managing Partner of PricewaterhouseCoopers -- Chicago      - Sears Holding Corp. (a
   Age: 63                         (an accounting firm) from 1997 to 2003;                      retail company).
   Trustee since 2005            - Director of Big Shoulders Fund since 1997;
                                 - Director of Children's Memorial Hospital since 1997;
                                 - Trustee of DePaul University since 1998;
                                 - Director of Andrew Corporation since 2006;
                                 - Director of Arthur J. Gallagher & Co. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD G. CLINE              - Chairman and President of Hawthorne Investors, Inc. (a     - PepsiAmericas (a soft
   Age: 72                         management advisory services and private investment          drink bottling company);
   Chairman since 2002;            company) since 1996;                                       - Ryerson Inc. (a metals
   Trustee since 2000            - Managing Member of Hawthorne Investments, LLC (a private     distribution company).
                                   investment company) since 2001;
                                 - Managing Member of Hawthorne Investments II, LLC (a
                                   private investment company) since 2004;
                                 - Director of Colorado Banking Co., Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   EDWARD J. CONDON, JR.         - Chairman and CEO of The Paradigm Group, Ltd. (a            - None
   Age: 66                         financial adviser) since 2000;
   Trustee since 2000            - Principal and Co-Founder of Paradigm Capital, Ltd. since
                                   1996;
                                 - Senior Partner of NewEllis Ventures since 2001;
                                 - Member of the Board of Managers of The Liberty Hampshire
                                   Company, LLC (a receivable securitization company) from
                                   1996 to 2001;
                                 - Director of Financial Pacific Company (a small business
                                   leasing company) from 1998 to 2004;
                                 - Member and Director of the Illinois Venture Capital
                                   Association since 2001;
                                 - Trustee at Dominican University from 1996 to 2005;
                                 - Member of the Board of Directors of the Chicago
                                   Children's Museum since 2001;
                                 - Member of the Board of Governors of the Metropolitan
                                   Club since 2003;
                                 - Member of the Advisory Board of AAVIN Equity Partners
                                   since 2005;
                                 - Chairman of the Nominating Committee of Girl Scouts of
                                   Chicago from 1993 to 2003;
                                 - Member of the National Advisory Board of National
                                   Domestic Violence Hotline since 2005;
                                 - Member of the Board of Directors at Light Bridge
                                   Healthcare Research Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   SHARON GIST GILLIAM           - CEO of Chicago Housing Authority since 2006;               - None
   Age: 63                       - Executive Vice President of Unison-Maximus, Inc. (an
   Trustee since 2001              aviation and governmental consulting company) from 1989
                                   to 2005;
                                 - Principal/Officer/Director, UCG Associates, Inc. (an
                                   aviation consulting firm) from 2005 to 2006.


                        NORTHERN FUNDS ANNUAL REPORT   87     EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
TRUSTEES AND OFFICERS (continued)

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   SANDRA POLK GUTHMAN           - CEO of Polk Bros. Foundation (an Illinois not-for-profit   - None
   Age: 63                         corporation) since 1993;
   Trustee since 2000            - Director of MBIA Insurance Corp. of Illinois (a
                                   municipal bond insurance company) since 1994;
                                 - Director of STS Consultants, Ltd. (an employee owned
                                   engineering consulting firm) since 2001.
   -----------------------------------------------------------------------------------------------------------------------
   MICHAEL E. MURPHY             - President of Sara Lee Foundation (philanthropic            - Coach, Inc.;
   Age: 70                         organization) from 1997 to 2001.                           - Payless Shoe Source, Inc.
   Trustee since 1998                                                                           (a retail shoe store
                                                                                                business);
                                                                                              - GATX Corporation (a
                                                                                                railcar leasing and
                                                                                                financial services
                                                                                                company).
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD P. STRUBEL            - Vice Chairman and Director of Cardean Learning Group       - Gildan Activewear, Inc.
   Age: 67                         (formerly UNext, Inc.) (a provider of educational            (an athletic clothing
   Trustee since 2000              services via the Internet) since 2003;                       marketing and
                                 - President, Chief Operating Officer and Director of           manufacturing company);
                                   UNext, Inc. from 1999 to 2003.                             - Goldman Sachs Mutual Fund
                                                                                                Complex (80 portfolios);
                                                                                              - Goldman Sachs Closed-End
                                                                                                Funds (2 portfolios).

   INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   MARY JACOBS SKINNER,          - Partner in the law firm of Sidley Austin, LLP.             - None
   ESQ. (3)
   Age: 49
   Trustee since 1998
   -----------------------------------------------------------------------------------------------------------------------
   TERENCE J. TOTH (3)           - President, Chief Executive Officer of Northern Trust       - None
   Age: 47                         Investments, N.A. from 2004 to present;
   Trustee since 2006            - President of Northern Trust Global Investments, a
                                   division of Northern Trust Corporation, since 2004;
                                 - Executive Vice President and Managing Director of
                                   Quantitative Management and Securities Lending of
                                   Northern Trust Investments, N.A. from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3) An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.


EQUITY INDEX FUNDS    88      NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

   OFFICERS OF THE TRUST (1)
   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN
   FUNDS OFFICER                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ------------------------------------------------------------------------------------------
   LLOYD A. WENNLUND             - Executive Vice President since 2003 and Director since
   Age: 49                         2001 of Northern Trust Investments, N.A.; Executive Vice
   50 South LaSalle Street         President and other positions at The Northern Trust
   Chicago, IL 60603               Company, President and Director of Northern Trust
   President since 2000            Securities, Inc., and Managing Executive, Mutual Funds for
                                   Northern Trust Global Investments since 1989; Director,
                                   Northern Trust Global Advisors, Inc.
   ------------------------------------------------------------------------------------------
   ERIC K. SCHWEITZER            - Senior Vice President at Northern Trust Investments, N.A.
   Age: 45                         since 2001 and Senior Vice President at The Northern Trust
   50 South LaSalle Street         Company and the Director of Distribution, Product
   Chicago, IL 60603               Management and Client Services in the Mutual Fund Group of
   Vice President since 2000       Northern Trust Global Investments since 2000.
   ------------------------------------------------------------------------------------------
   STUART SCHULDT                - Senior Vice President and Division Manager of Fund
   Age: 45                         Administration and Fund Accounting, The Northern Trust
   50 South LaSalle Street         Company since 1998. Assistant Treasurer of the Trust from
   Chicago, IL 60603               2002 to 2005.
   Treasurer since 2005
   ------------------------------------------------------------------------------------------
   SUSAN J. HILL                 - Chief Compliance Officer of Northern Trust Investments,
   Age: 50                         N.A. since 2005; Senior Vice President of Northern Trust
   50 South LaSalle Street         Investments, N.A. since 2005; Counsel and Vice President
   Chicago, IL 60603               of Northern Trust Investments, N.A. and Northern Trust
   Chief Compliance Officer        Company from 2000 to 2004.
   since 2004
   ------------------------------------------------------------------------------------------
   DEBRA A. MAIRS                - Vice President and Director of Compliance of Northern
   Age: 45                         Trust Investments, N.A.; Vice President, Director of
   50 South LaSalle Street         Compliance and CCO of Northern Trust Securities, Inc.
   Chicago, IL 60603               since 2006; Vice President of Northern Trust Securities,
   Anti-Money Laundering           Inc. from 2004 to 2006. Chief Operating Officer at Melvin
   Compliance Officer since        Securities, Inc. from 1999 to 2004.
   2006
   ------------------------------------------------------------------------------------------
   BRIAN P. OVAERT               - Executive Vice President and Head of Worldwide Fund
   Age: 45                         Administration at The Northern Trust Company overseeing
   50 Bank Street                  Fund Accounting, Transfer Agent and Fund Administration
   London, E145NT                  functions since 1998; Treasurer of the Trust from 2002 to
   Assistant Treasurer since       2005; Assistant Treasurer of Alpha Strategy Funds and
   2005                            member of the board of directors of various Northern
                                   offshore subsidiaries.
   ------------------------------------------------------------------------------------------
   DIANA E. MCCARTHY, ESQ.       - Partner in the law firm of Drinker Biddle & Reath LLP
   Age: 55                         since 2002; Associate at Drinker Biddle & Reath LLP, from
   One Logan Square                1994 to 2002.
   18th and Cherry Streets
   Philadelphia, PA 19103-6996
   Secretary since 2006
   ------------------------------------------------------------------------------------------
   LINDA J. HOARD, ESQ.          - Senior Counsel and Senior Vice President at PFPC Inc.
   Age: 59                         since 1998.
   99 High Street, 27th Floor
   Boston, MA 02110
   Assistant Secretary since
   1999
   ------------------------------------------------------------------------------------------
   LORI V. O'SHAUGHNESSY, ESQ.   - Counsel and Vice President at PFPC Inc. since 2005;
   Age: 35                         Associate Counsel and Director at PFPC Inc. from 2002 to
   99 High Street, 27th Floor      2005; Associate Counsel at Investors Bank & Trust Company,
   Boston, MA 02110                a financial service provider, from 2001 to 2002.
   Assistant Secretary since
   2003

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.


                        NORTHERN FUNDS ANNUAL REPORT   89     EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

   APPROVAL OF ADVISORY AGREEMENT


  The Trustees oversee the management of Northern Funds (the "Trust"), and review the investment performance and expenses of the investment funds covered by this Report (the "Funds") at regularly scheduled meetings held during the Funds' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreement (the "Advisory Agreement") for the Funds with Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser").

  The Advisory Agreement was most recently re-approved with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), at the annual contract renewal meeting held on February 15, 2007 (the "Annual Contract Meeting").

  In preparation for the Trustees' consideration of the Advisory Agreement at the Annual Contract Meeting, the Trustees reviewed information on the following topics for all of the Funds at a meeting held on November 3, 2006 (the "November Meeting"): the Investment Adviser's profitability; the qualifications of the Investment Adviser and its affiliates to provide services to the Funds; and policies adopted by the Investment Adviser regarding brokerage, trade allocations and other matters.

  In connection with both the November Meeting and the Annual Contract Meeting, the Trustees received written materials and oral presentations relating to the Trustees' consideration of the Advisory Agreement, and at those meetings the Trustees also considered the Investment Adviser's oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Annual Contract Meeting without employees of the Investment Adviser present.

  In evaluating the Advisory Agreement at the November Meeting and the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. Both in meetings specifically dedicated to the review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Adviser's investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

  Specifically in connection with the Trustees' approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to:
  (i) the terms of the Advisory Agreement; (ii) the Funds' investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. ("Lipper"), a third-party provider of mutual fund data; (iii) the contractual investment advisory fees, the actual investment advisory fees (after voluntary waivers) and the total expenses borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the investment advisory fees charged by the Investment Adviser to the Investment Adviser's institutional accounts; (v) the scope and depth of the Investment Adviser's resources; (vi) the Investment Adviser's staffing for the Funds and the experience of the portfolio managers; (vii) the Investment Adviser's financial resources and its ability to attract and retain portfolio management talent; (viii) the fees paid by the Funds to the Investment Adviser and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; (ix) the benefits received by the Investment Adviser and its affiliates from their relationships with the Funds; and (x) potential economies of scale at various Fund asset levels. In addition, the Trustees considered the Investment Adviser's willingness to meet separately with representatives of the Board of Trustees in preparation for the Annual Contract Meeting and to provide information requested by the Trustees.

  In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds' custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds' shareholders had

EQUITY INDEX FUNDS    90      NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

  other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Adviser was both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds. The Trustees also discussed the Adviser's continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. In connection with compliance, the Trustees noted the frequent and substantial reports made by the Trust's Chief Compliance Officer at Board meetings throughout the year. Finally, the Trustees considered the Investment Adviser's responsiveness to their requests for information.

  The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Fund's investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds' investment performance was provided for one, two, three, four, five and ten years. In addition, the Trustees reviewed information prepared by a third-party analyzing the risk-adjusted returns of the Funds. The Trustees considered the Funds' investment performance in light of the investment benchmarks and objectives applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Adviser's investment approach for the Funds and Northern's experience with index funds.

  Based on the information provided, the Trustees believed that the various Index Funds were tracking their respective benchmarks.

  The Trustees also considered the Funds' contractual advisory fee rates; the Funds' total operating expense ratios; the Investment Adviser's voluntary fee waivers and expense reimbursements with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Adviser and its affiliates for custodial, transfer agency and co-administration services, and reviewed information regarding economies of scale. In this regard, the Trustees considered the Investment Adviser's view that the Funds may be sharing in economies of scale through the level at which the Funds' advisory fees are set and through the Investment Adviser's voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing the fee rates charged by the Investment Adviser (which do not include fee breakpoints) with the fee rates charged by other, unaffiliated investment managers to their clients. The Trustees also considered the reductions in the contractual advisory fee rates for the Funds that were approved in recent years, including 2006.

  Information on the services rendered by the Investment Adviser to the Funds, the recently reduced fee rates paid by certain of the Funds under the Advisory Agreement and the Funds' total operating expense ratios were compared to similar information for other mutual funds advised by other, unaffiliated investment management firms. Many of the comparisons of the Funds' fee rates and total operating expense ratios were prepared by Lipper. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds. Information was also provided on the fee rates charged by the Investment Adviser to private accounts managed by it, and on the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In addition, the Trustees noted the Investment Adviser's voluntary undertaking to limit the Funds' total expense ratios to specified levels.

  After deliberation, the Trustees concluded at the Annual Contract Meeting with respect to all of the Funds, that the fees paid by Funds were reasonable in light of the services provided by the Investment Adviser, its actual or projected costs and the Funds' current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved and continued.


                        NORTHERN FUNDS ANNUAL REPORT   91     EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

  PORTFOLIO HOLDINGS


  Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING


  Northern Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling the Northern Funds Center at 800/595-9111.


EQUITY INDEX FUNDS    92      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations, excluding Current 7-Day Yields, reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would have been reduced. Current 7-Day Yield refers to the net income generated over the 7-day period ending on the date shown. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC, not affiliated with Northern Trust
--------------------------------------------------------------------------------
                                NOT FDIC INSURED

--------------------------------------------------------------------------------
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------




 2      PORTFOLIO MANAGEMENT COMMENTARY
 7      STATEMENTS OF ASSETS AND LIABILITIES
 8      STATEMENTS OF OPERATIONS
 9      STATEMENTS OF CHANGES IN NET ASSETS
 10     FINANCIAL HIGHLIGHTS
 15     SCHEDULES OF INVESTMENTS
        15    CALIFORNIA MUNICIPAL MONEY MARKET FUND
        24    MONEY MARKET FUND
        32    MUNICIPAL MONEY MARKET FUND
        58    U.S. GOVERNMENT MONEY MARKET FUND
        61    U.S. GOVERNMENT SELECT MONEY MARKET FUND
 63     NOTES TO THE FINANCIAL STATEMENTS
 67     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 68     TAX INFORMATION
 69     FUND EXPENSES
 70     ABBREVIATIONS AND OTHER INFORMATION
 71     TRUSTEES AND OFFICERS
        74    APPROVAL OF ADVISORY AGREEMENT
 76     FOR MORE INFORMATION

                        NORTHERN FUNDS ANNUAL REPORT   1      MONEY MARKET FUNDS

MONEY MARKET FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

CALIFORNIA MUNICIPAL MONEY MARKET FUND

The California Municipal Money Market Fund offered investors   FUND MANAGER
returns exempt from California state tax, a stable dollar
value and liquidity for the 12 months ended March 31, 2007.    (PHOTO)
During the period, the Fund reduced investments in
securities subject to the alternative minimum tax. We made     KURT STOEBER
this decision because more and more investors are becoming     With Northern Trust
subject to the federal AMT that is generated from holdings     since 2000
of private-activity bonds. Under the new policy, we have
halted purchases of securities subject to AMT, and we plan     FUND STATISTICS
to substantially eliminate AMT holdings by July 31, 2007.
                                                               INCEPTION DATE: November 29, 1994
During its most recent fiscal year, the Fund returned 3.06     TOTAL NET ASSETS: $1.3 billion
percent, compared with the 2.84 percent return of its          DIVIDEND SCHEDULE: Monthly
benchmark, the iMoney Net(TM) California State-Specific
Retail category. For the period, we kept our purchases of      Performance quoted represents past performance
state of California revenue anticipation fixed-rate notes      and does not guarantee future results.
offered in September 2006 relatively modest, choosing          Investment return will fluctuate so that shares,
instead to be heavily invested in variable rate demand notes   when redeemed, may be worth more or less than
or VRDNs.                                                      their original cost. Current performance may be
                                                               lower or higher than that shown here. Current
In addition, we kept the Fund's weighted average maturity      7-Day Yield more closely reflects the current
roughly equivalent to that of its benchmark. This strategy     earnings of the Fund than total return.
maintained Fund liquidity and enabled us to take advantage     Performance data current to the most recent
of attractive yields offered by VRDNs. For the 12 months       month-end is available at NORTHERNFUNDS.COM.
ended March 31, 2007, yields of weekly VRDNs averaged 69
percent of the 30-day taxable LIBOR average, up from the       Investments in the Fund are not insured or
historical three-year average of approximately 66 percent.     guaranteed by the FDIC or any other
                                                               governmental agency. Although the Fund seeks to
Going forward, we expect to add top-tier credits as            maintain a value of $1.00 per share, it is
available. We remain committed to building diversification     possible to lose money by investing.
by adding high-quality securities from a large core group of
issuers.                                                       Income from the Fund may be subject to federal
                                                               alternative minimum tax (AMT), state and local
                                                               taxes.

PERFORMANCE

YIELD COMPARISONS AVERAGE MONTHLY RATES

                                          IMONEYNET MFR
                                          AVERAGE(TM)/
                                          CALIFORNIA
                   CALIFORNIA MUNICIPAL   STATE-SPECIFIC
                   MONEY MARKET FUND      RETAIL               AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
------------------------------------------------------------   -------------------------------------------
2007   MARCH       3.00%                  2.91%                ONE YEAR                              3.06%
       FEBRUARY    3.06%                  2.95%                FIVE YEAR                             1.53%
       JANUARY     3.05%                  2.91%                TEN YEAR                              2.10%
------------------------------------------------------------   SINCE INCEPTION                       2.36%
2006   DECEMBER    3.08%                  2.97%                -------------------------------------------
       NOVEMBER    3.05%                  2.89%
       OCTOBER     3.01%                  2.83%                CURRENT 7-DAY YIELD
       SEPTEMBER   2.99%                  2.84%
       AUGUST      2.97%                  2.83%                -------------------------------------------
       JULY        3.05%                  2.88%                PERIOD ENDED 3/31/07                  3.03%
       JUNE        3.08%                  2.91%                -------------------------------------------
       MAY         2.95%                  2.78%
       APRIL       2.87%                  2.70%                We compare our Funds to the iMoneyNet Money
------------------------------------------------------------   Fund Report Averages, which are composites of
                                                               professionally managed money market investments
                                                               with similar investment objectives.


MONEY MARKET FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

MONEY MARKET FUND

During 2006, there was a dramatic shift in interest rate       FUND MANAGER
expectations. The Federal Reserve increased short-term
interest rates 25 basis points at each meeting during the      (PHOTO)
first half of last year. By the summer, policymakers began
to recognize a moderation in economic growth but continued     PETER YI
to highlight the risk of increased inflation due to higher     With Northern Trust
resource utilization and elevated energy and commodity         since 2000
prices. However, in July testimony to the Senate Banking
Committee, Federal Reserve Chairman Bernanke suggested that    FUND STATISTICS
future inflation expectations would likely recede based on
evidence of lower consumer spending.                           INCEPTION DATE: April 11, 1994
                                                               TOTAL NET ASSETS: $11.2 billion
Supporting these comments, the Fed decided to keep interest    DIVIDEND SCHEDULE: Monthly
rates unchanged 5.25 percent at its August 2006 meeting,
following 17 consecutive rate hikes from June 2004 to June     Performance quoted represents past performance
2006. Investment yields began to drift lower as market         and does not guarantee future results.
participants observed further weakness in economic growth      Investment return will fluctuate so that
due to a cooling housing market and weakness in the            shares, when redeemed, may be worth more or
manufacturing sector. By March 2007, investment yields had     less than their original cost. Current
decreased further based on widespread consumer credit          performance may be lower or higher than that
deterioration within the sub-prime mortgage market.            shown here. Current 7-Day Yield more closely
                                                               reflects the current earnings of the Fund than
For its most recent fiscal year ended March 31, 2007, the      total return. Performance data current to the
Northern Money Market Fund posted a 4.79 percent total         most recent month-end is available at
return, compared with the 4.44 percent return of the           NORTHERNFUNDS.COM.
iMoney Net(TM) First Tier Retail category.
                                                               Investments in the Fund are not insured or
Throughout the period, the Fund's duration varied from         guaranteed by the FDIC or any other
neutral to long compared with its benchmark, based on          governmental agency. Although the Fund seeks to
changing expectations for Fed interest rate policy. In the     maintain a value of $1.00 per share, it is
spring of 2006, we maintained a long duration by adding high   possible to lose money by investing.
quality one-year maturity bank products, which rewarded the
Fund when the market began to price in lower interest rate
expectations. Later in the year we moved to a neutral
position relative to the Fund's peer group as the market
began to signal a hold in the federal funds rate for the
indefinite future. We also continued to purchase variable
rate securities to protect against a resumption of the Fed's tightening cycle. Currently, we are utilizing a laddered
portfolio strategy as we seek to take advantage of any yield increases within the marketplace, while maintaining an
appropriate level of liquidity.

PERFORMANCE

YIELD COMPARISONS AVERAGE MONTHLY RATES

                                          IMONEYNET MFR
                                          AVERAGE(TM)/
                   MONEY MARKET FUND      FIRST TIER RETAIL    AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
------------------------------------------------------------   -------------------------------------------
2007   MARCH       4.81%                  4.55%                ONE YEAR                              4.79%
       FEBRUARY    4.81%                  4.54%                FIVE YEAR                             2.23%
       JANUARY     4.81%                  4.53%                TEN YEAR                              3.56%
------------------------------------------------------------   SINCE INCEPTION                       3.91%
2006   DECEMBER    4.81%                  4.53%                -------------------------------------------
       NOVEMBER    4.77%                  4.52%
       OCTOBER     4.76%                  4.54%                CURRENT 7-DAY YIELD
       SEPTEMBER   4.76%                  4.53%
       AUGUST      4.76%                  4.54%                -------------------------------------------
       JULY        4.72%                  4.45%                PERIOD ENDED 3/31/07                  4.83%
       JUNE        4.57%                  4.29%                -------------------------------------------
       MAY         4.44%                  4.13%
       APRIL       4.30%                  4.00%                We compare our Funds to the iMoneyNet Money
------------------------------------------------------------   Fund Report Averages, which are composites of
                                                               professionally managed money market investments
                                                               with similar investment objectives.


                           NORTHERN FUNDS ANNUAL REPORT   3   MONEY MARKET FUNDS

MONEY MARKET FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

MUNICIPAL MONEY MARKET FUND

For the 12 months ended March 31, 2007, the Municipal Money    FUND MANAGER
Market Fund provided investors with attractive tax-exempt
returns, a stable dollar value and liquidity. During its       (PHOTO)
most recent fiscal year, the Fund returned 3.08 percent,
compared with the 2.89 percent return of its benchmark, the    KURT STOEBER
iMoney Net(TM) Tax-Free Retail category.                       With Northern Trust
                                                               since 2000
Money market yields remained attractive during this period
as the Federal Reserve completed its 24-month credit           FUND STATISTICS
tightening cycle. The Fed elected to pause from this
campaign following its June 2006 meeting, leaving the          INCEPTION DATE: April 11, 1994
federal funds rate at 5.25 percent. Although economic growth   TOTAL NET ASSETS: $5.9 billion
has moderated, there are conflicting inflationary signals,     DIVIDEND SCHEDULE: Monthly
including the slumping domestic housing market and
persistently high energy prices. Meanwhile, the Fed has        Performance quoted represents past performance
remained on hold with respect to increasing interest rates     and does not guarantee future results.
but has continually stated that it is carefully monitoring     Investment return will fluctuate so that
inflationary pressures.                                        shares, when redeemed, may be worth more or
                                                               less than their original cost. Current
During the period we focused our purchases on a mix of         performance may be lower or higher than that
variable rate demand obligations and select one-year           shown here. Current 7-Day Yield more closely
fixed-rate notes. During this year's municipal note season     reflects the current earnings of the Fund than
we did not fully replace the amount of maturing one-year       total return. Performance data current to the
notes that had been held by the Fund. Instead, we favored      most recent month-end is available at
liquidity by emphasizing variable-rate securities over         NORTHERNFUNDS.COM.
fixed-rate instruments. Additionally, we reduced the Fund's
position in three-month commercial paper. These efforts        Investments in the Fund are not insured or
produced a maturity structure for the Fund that was somewhat   guaranteed by the FDIC or any other
barbelled, which contributed to positive performance in a      governmental agency. Although the Fund seeks to
steady rate environment. The fixed- and variable-rate          maintain a value of $1.00 per share, it is
securities that were added to the portfolio during the         possible to lose money by investing.
period all carried top-tier ratings.
                                                               Income from the Fund may be subject to federal
Lastly, in 2006 the Fund reduced securities subject to the     alternative minimum tax (AMT), state and local
alternative minimum tax. We made this decision because more    taxes.
and more investors are becoming subject to the federal AMT
that is generated from holdings of private-activity bonds.
Under the new policy, we have halted purchases of securities subject to AMT, and plan to substantially eliminate AMT
holdings by July 31, 2007.

PERFORMANCE

YIELD COMPARISONS AVERAGE MONTHLY RATES

                                          IMONEYNET MFR
                   MUNICIPAL MONEY        AVERAGE(TM)/
                   MARKET FUND            TAX-FREE RETAIL      AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
------------------------------------------------------------   -------------------------------------------
2007   MARCH       3.04%                  2.93%                ONE YEAR                              3.08%
       FEBRUARY    3.06%                  2.97%                FIVE YEAR                             1.57%
       JANUARY     3.05%                  2.96%                TEN YEAR                              2.27%
------------------------------------------------------------   SINCE INCEPTION                       2.49%
2006   DECEMBER    3.09%                  2.97%                -------------------------------------------
       NOVEMBER    3.03%                  2.93%
       OCTOBER     3.02%                  2.87%                CURRENT 7-DAY YIELD
       SEPTEMBER   3.04%                  2.88%
       AUGUST      3.00%                  2.85%                -------------------------------------------
       JULY        3.09%                  2.91%                PERIOD ENDED 3/31/07                  3.10%
       JUNE        3.12%                  2.94%                -------------------------------------------
       MAY         3.00%                  2.81%
       APRIL       2.91%                  2.71%                We compare our Funds to the iMoneyNet Money
------------------------------------------------------------   Fund Report Averages, which are composites of
                                                               professionally managed money market investments
                                                               with similar investment objectives.


MONEY MARKET FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

U.S. GOVERNMENT MONEY MARKET FUND

Following 17 consecutive short-term rate increases at its      FUND MANAGER
meetings from June 2004 to June 2006, the Federal Reserve
decided to leave rates unchanged at its August 2006 meeting.   (PHOTO)
The most recent meeting in March 2007 marked the sixth
consecutive time that the 5.25 percent federal funds rate      MARY ANN FLYNN
was held constant. While inflation readings remain at the      With Northern Trust
upper end of the Fed's acceptable range, the Fed expects       since 1969
future consumer price increases to be moderate. We believe
this is the key reason that the Fed has continued to remain    FUND STATISTICS
on hold.
                                                               INCEPTION DATE: April 11, 1994
The statement issued by Fed Chairman Bernanke after the        TOTAL NET ASSETS: $823 million
March 2007 meeting predicted that the U.S. economy will        DIVIDEND SCHEDULE: Monthly
experience measured growth despite recent problems within
the housing sector. The statement noted that economic          Performance quoted represents past performance
indicators were mixed, and further stated that "future         and does not guarantee future results.
policy adjustments will depend on the evolution of the         Investment return will fluctuate so that
outlook for both inflation and economic growth."               shares, when redeemed, may be worth more or
                                                               less than their original cost. Current
For the 12-month period ended March 31, 2007, the Fund         performance may be lower or higher than that
returned 4.74 percent, compared with the 4.44 percent return   shown here. Current 7-Day Yield more closely
of its benchmark, the iMoney Net (TM) Government & Agencies    reflects the current earnings of the Fund than
Retail category.                                               total return. Performance data current to the
                                                               most recent month-end is available at
During its most recent fiscal year, the U.S. Government        NORTHERNFUNDS.COM.
Money Market Fund increased its positions in variable rate
instruments with 30- and 90-day resets in order to hedge       Investments in the Fund are not insured or
against uncertainty regarding future Federal Reserve           guaranteed by the FDIC or any other
actions. At the start of the period, we employed a barbell     governmental agency. Although the Fund seeks to
strategy to build the portfolio liquidity needed to extend     maintain a value of $1.00 per share, it is
duration during periods of yield increases. We then            possible to lose money by investing.
selectively extended maturity with a laddered strategy based on a possible shift from a rising interest rate environment
to a pause in Fed policy. We maintained a longer duration
compared with the benchmark while pursuing purchasing
opportunities as they arose.

PERFORMANCE

YIELD COMPARISONS AVERAGE MONTHLY RATES

                                       IMONEYNET
                                       MFR AVERAGE(TM)/
                   U.S. GOVERNMENT     GOVERNMENT
                   MONEY MARKET FUND   & AGENCIES RETAIL       AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
------------------------------------------------------------   -------------------------------------------
2007   MARCH       4.79%               4.55%                   ONE YEAR                              4.74%
       FEBRUARY    4.78%               4.56%                   FIVE YEAR                             2.19%
       JANUARY     4.77%               4.56%                   TEN YEAR                              3.47%
------------------------------------------------------------   SINCE INCEPTION                       3.82%
2006   DECEMBER    4.81%               4.56%                   -------------------------------------------
       NOVEMBER    4.78%               4.55%
       OCTOBER     4.81%               4.53%                   CURRENT 7-DAY YIELD
       SEPTEMBER   4.69%               4.54%
       AUGUST      4.59%               4.52%                   -------------------------------------------
       JULY        4.56%               4.47%                   PERIOD ENDED 3/31/07                  4.74%
       JUNE        4.48%               4.27%                   -------------------------------------------
       MAY         4.37%               4.14%
       APRIL       4.24%               4.01%                   We compare our Funds to the iMoneyNet Money
                                                               Fund Report Averages, which are composites
                                                               of professionally managed money market
                                                               investments with similar investment
                                                               objectives.


                           NORTHERN FUNDS ANNUAL REPORT   5   MONEY MARKET FUNDS

MONEY MARKET FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

U.S. GOVERNMENT SELECT MONEY MARKET FUND

During the 12-month period ended March 31, 2007, the           FUND MANAGER
market's outlook shifted from expectations of rising
short-term rates to the prospect of no Federal Reserve         (PHOTO)
activity through the end of this year and possibly beyond.
For the period, we initially employed a barbelled investment   MARY ANN FLYNN
strategy to effect a neutral-to-long duration relative to      With Northern Trust
the benchmark. Toward the end of the period we modified the    since 1969
Fund's portfolio structure to reflect a more laddered
strategy, with an emphasis on selectively adding               FUND STATISTICS
longer-dated maturities. We also added floating rate
positions with 30- and 90-day resets in order to hedge         INCEPTION DATE: December 12, 1994
against uncertainty regarding future Fed actions, and          TOTAL NET ASSETS: $1.0 billion
maintained a long duration target.                             DIVIDEND SCHEDULE: Monthly

For the 12 months ended March 31, 2007, the Fund returned      Performance quoted represents past performance
4.66 percent, compared with the 4.44 percent return of its     and does not guarantee future results.
benchmark, the iMoney Net (TM) Government & Agencies Retail    Investment return will fluctuate so that
category.                                                      shares, when redeemed, may be worth more or
                                                               less than their original cost. Current
The accounting scandal that has provided a backdrop for our    performance may be lower or higher than that
market appears to be largely winding down. In September        shown here. Current 7-Day Yield more closely
2006, the two-year criminal investigation of Fannie Mae        reflects the current earnings of the Fund than
ended. In a civil settlement with the Securities and           total return. Performance data current to the
Exchange Commission and the Office of Federal Housing          most recent month-end is available at
Enterprise Oversight, the company agreed to pay a $400         NORTHERNFUNDS.COM.
million fine stemming from accounting irregularities and
earnings manipulations. Freddie Mac does not believe it will   Investments in the Fund are not insured or
face criminal charges in connection with its accounting        guaranteed by the FDIC or any other
scandal. Because Freddie Mac has not been contacted by the     governmental agency. Although the Fund seeks to
Department of Justice during the past two years, it is its     maintain a value of $1.00 per share, it is
understanding that the matter is "inactive."                   possible to lose money by investing.

In mid-December, the Office of Federal Housing Enterprise
Oversight announced that it had filed civil charges against former Fannie Mae chairman and chief executive Franklin
Raines, former chief financial officer Timothy Howard and former controller Leanne Spencer in an attempt to recoup the millions of dollars in bonus money paid to them in connection with a fraudulent accounting scheme. Lastly, the struggling mortgage lender New Century Financial Corp. can no longer sell mortgage loans to Fannie Mae. Fannie Mae terminated "for cause" a mortgage selling and servicing contract with the firm, citing alleged breaches. Freddie Mac followed the same course of action shortly thereafter.

PERFORMANCE

YIELD COMPARISONS AVERAGE MONTHLY RATES

                                            IMONEYNET MFR
                                            AVERAGE(TM)/
                   U.S. GOVERNMENT SELECT   GOVERNMENT &
                   MONEY MARKET FUND        AGENCIES RETAIL    AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
------------------------------------------------------------   -------------------------------------------
2007   MARCH       4.69%                    4.55%              ONE YEAR                              4.66%
       FEBRUARY    4.69%                    4.56%              FIVE YEAR                             2.13%
       JANUARY     4.67%                    4.56%              TEN YEAR                              3.41%
                                                               SINCE INCEPTION                       3.78%
2006   DECEMBER    4.67%                    4.56%              -------------------------------------------
       NOVEMBER    4.66%                    4.55%
       OCTOBER     4.63%                    4.53%              CURRENT 7-DAY YIELD
       SEPTEMBER   4.65%                    4.54%
       AUGUST      4.63%                    4.52%              -------------------------------------------
       JULY        4.58%                    4.47%              PERIOD ENDED 3/31/07                  4.68%
       JUNE        4.43%                    4.27%              -------------------------------------------
       MAY         4.29%                    4.14%
       APRIL       4.18%                    4.01%              We compare our Funds to the iMoneyNet Money
                                                               Fund Report Averages, which are composites of
                                                               professionally managed money market investments
                                                               with similar investment objectives.


MONEY MARKET FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES                              MARCH 31, 2007

                                                                                                            U.S.          U.S.
                                                             CALIFORNIA                    MUNICIPAL     GOVERNMENT    GOVERNMENT
Amounts in thousands,                                     MUNICIPAL MONEY      MONEY         MONEY         MONEY      SELECT MONEY
except per share data                                       MARKET FUND     MARKET FUND   MARKET FUND   MARKET FUND    MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                               $1,263,245     $10,069,010    $5,867,780    $615,344      $1,026,921
Repurchase agreements, at cost which approximates
   fair value                                                         -       1,468,965             -     240,317               -
Cash                                                                 66          60,002            72           1               -
Interest income receivable                                        7,658          68,518        32,776       3,916           4,265
Dividend income receivable                                            -               -            95           -               -
Receivable for fund shares sold                                       -             411           450           -             139
Receivable for securities sold                                    3,640               -         2,906           -               -
Receivable from investment adviser                                   32             272           140          21              27
Prepaid and other assets                                              2              21            12           1               3
Total Assets                                                  1,274,643      11,667,199     5,904,231     859,600       1,031,355
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                        -               -             -           -               5
Payable for securities purchased                                      -         449,799        16,935      33,067           9,981
Payable for fund shares redeemed                                      4               -             -         100               -
Distributions payable to shareholders                             3,205          46,397        15,253       3,369           4,007
Payable to affiliates:
   Investment advisory fees                                          98             860           452          63              77
   Co-administration fees                                            37             322           169          24              29
   Custody and accounting fees                                        6              46            24           4               5
   Transfer agent fees                                               24             215           113          16              19
   Trustee fees                                                       4              40            22           3               5
Accrued other liabilities                                            38             305           188          35              51
Total Liabilities                                                 3,416         497,984        33,156      36,681          14,179
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                   $1,271,227     $11,169,215    $5,871,075    $822,919      $1,017,176
----------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                $1,270,976     $11,169,214    $5,870,646    $822,934      $1,017,176
Accumulated undistributed net investment income                     251               1           429           -               -
Accumulated net realized losses                                       -               -             -         (15)              -
Net Assets                                                   $1,271,227     $11,169,215    $5,871,075    $822,919      $1,017,176
----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE, UNLIMITED
   AUTHORIZATION)                                             1,271,001      11,169,231     5,870,657     822,966       1,017,215
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER
   SHARE                                                     $     1.00     $      1.00    $     1.00    $   1.00      $     1.00
----------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.


                           NORTHERN FUNDS ANNUAL REPORT   7   MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS                FOR THE FISCAL YEAR ENDED MARCH 31, 2007

                                                                                                            U.S.          U.S.
                                                             CALIFORNIA                    MUNICIPAL     GOVERNMENT    GOVERNMENT
                                                          MUNICIPAL MONEY      MONEY         MONEY         MONEY      SELECT MONEY
Amounts in thousands                                        MARKET FUND     MARKET FUND   MARKET FUND   MARKET FUND    MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                               $41,022        $558,027      $205,239       $39,861       $52,634
Dividend income                                                     -               -         1,056             -             -
   Total Investment Income                                     41,022         558,027       206,295        39,861        52,634
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                        4,664          42,427        23,004         3,064         4,123
Co-administration fees                                          1,749          15,910         8,626         1,149         1,546
Custody and accounting fees                                       272           2,223         1,211           211           235
Transfer agent fees                                             1,166          10,607         5,751           766         1,031
Registration fees                                                  25             154            92            41            36
Printing fees                                                      44             358           211            29            58
Professional fees                                                  43             365           225            29            58
Trustee fees and expenses                                          18             143            88            12            23
Shareholder servicing fees                                          -               -             -            67             -
Other                                                              24             189           112            17            31
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                  8,005          72,376        39,320         5,385         7,141
   Less expenses reimbursed by investment adviser              (1,562)        (13,932)       (7,624)       (1,099)       (1,458)
   Less custodian credits                                         (30)           (107)          (66)          (73)          (15)
   Net Expenses                                                 6,413          58,337        31,630         4,213         5,668
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          34,609         499,690       174,665        35,648        46,966
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAINS:
Net realized gains on:
   Investments                                                    251               6           448             1             -
   Net Realized Gains on Investments                              251               6           448             1             -
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                            $34,860        $499,696      $175,113       $35,649       $46,966
----------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.


MONEY MARKET FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS         FOR THE FISCAL YEARS ENDED MARCH 31,

                 CALIFORNIA MUNICIPAL                                   MUNICIPAL          U.S. GOVERNMENT   U.S. GOVERNMENT SELECT
Amounts            MONEY MARKET FUND       MONEY MARKET FUND        MONEY MARKET FUND        MARKET FUND        MONEY MARKET FUND
in thousands       2007        2006         2007        2006        2007        2006       2007      2006      2007         2006
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment
 income         $   34,609  $   22,806  $   499,690  $  276,403  $  174,665  $  112,067  $ 35,648  $ 20,360  $   46,966  $   37,288
Net realized
 gains on
 investments           251         181            6          11         448          18         1         -           -           -
 Net Increase
  in Net
  Assets
  Resulting
  from
  Operations        34,860      22,987      499,696     276,414     175,113     112,085    35,649    20,360      46,966      37,288
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
 (1)
Net increase
 (decrease) in
 net assets
 resulting
 from capital
 share
 transactions      248,676     114,267    2,042,541   1,229,962     254,779   1,035,457   106,188   144,872    (116,163)    (52,768)
 Net Increase
  (Decrease)
  in Net
  Assets
  Resulting
  from
  Capital
  Share
  Transactions     248,676     114,267    2,042,541   1,229,962     254,779   1,035,457   106,188   144,872    (116,163)    (52,768)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 PAID:
From net
 investment
 income            (35,153)    (22,957)    (499,690)   (276,438)   (174,666)   (112,384)  (35,648)  (20,360)    (46,966)    (37,300)
 Total
  Distributions
  Paid             (35,153)    (22,957)    (499,690)   (276,438)   (174,666)   (112,384)  (35,648)  (20,360)    (46,966)    (37,300)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS       248,383     114,297    2,042,547   1,229,938     255,226   1,035,158   106,189   144,872    (116,163)    (52,780)

NET ASSETS:
Beginning
 of year         1,022,844     908,547    9,126,668   7,896,730   5,615,849   4,580,691   716,730   571,858   1,133,339   1,186,119
End of year     $1,271,227  $1,022,844  $11,169,215  $9,126,668  $5,871,075  $5,615,849  $822,919  $716,730  $1,017,176  $1,133,339
-----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED
 UNDISTRIBUTED
 NET
 INVESTMENT
 INCOME         $      251  $      544  $         1  $        -  $      429  $        1  $      -  $      -  $        -  $        -
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.


                           NORTHERN FUNDS ANNUAL REPORT   9   MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

                                                                   CALIFORNIA MUNICIPAL MONEY MARKET FUND
Selected per share data                                      2007         2006        2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.03         0.02       0.01       0.01       0.01
   Total from Investment Operations                             0.03         0.02       0.01       0.01       0.01
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.03)       (0.02)     (0.01)     (0.01)     (0.01)
      Total Distributions Paid                                 (0.03)       (0.02)     (0.01)     (0.01)     (0.01)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                3.06%        2.22%      0.92%      0.55%      0.95%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                     $1,271,227   $1,022,844   $908,547   $762,143   $876,183
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits         0.55%        0.55%      0.55%      0.55%      0.55%
   Expenses, before waivers, reimbursements and credits         0.69%        0.78%      0.79%      0.78%      0.81%
   Net investment income, net of waivers,
      reimbursements and credits                                2.97%        2.20%      0.94%      0.55%      0.93%
   Net investment income, before waivers,
      reimbursements and credits                                2.83%        1.97%      0.70%      0.32%      0.67%
------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


MONEY MARKET FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                 MONEY MARKET FUND
Selected per share data                                       2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $      1.00   $     1.00   $     1.00   $     1.00   $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            0.05         0.03         0.01         0.01         0.01
   Total from Investment Operations                              0.05         0.03         0.01         0.01         0.01
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.05)       (0.03)       (0.01)       (0.01)       (0.01)
      Total Distributions Paid                                  (0.05)       (0.03)       (0.01)       (0.01)       (0.01)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $      1.00   $     1.00   $     1.00   $     1.00   $     1.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                 4.79%        3.27%        1.22%        0.68%        1.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                     $11,169,215   $9,126,668   $7,896,730   $7,435,384   $8,570,323
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits          0.55%        0.55%        0.55%        0.55%        0.55%
   Expenses, before waivers, reimbursements and credits          0.68%        0.78%        0.79%        0.78%        0.82%
   Net investment income, net of waivers,
      reimbursements and credits                                 4.71%        3.26%        1.22%        0.68%        1.26%
   Net investment income, before waivers,
      reimbursements and credits                                 4.58%        3.03%        0.98%        0.45%        0.99%
-------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   11   MONEY MARKET FUNDS

MONEY MARKET FUNDS

                                                                            MUNICIPAL MONEY MARKET FUND
Selected per share data                                      2007         2006         2005         2004         2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.03         0.02         0.01         0.01         0.01
   Total from Investment Operations                             0.03         0.02         0.01         0.01         0.01
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.03)       (0.02)       (0.01)       (0.01)       (0.01)
      Total Distributions Paid                                 (0.03)       (0.02)       (0.01)       (0.01)       (0.01)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                3.08%        2.26%        0.96%        0.58%        0.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                     $5,871,075   $5,615,849   $4,580,691   $4,719,992   $5,045,958
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits         0.55%        0.55%        0.55%        0.55%        0.55%
   Expenses, before waivers, reimbursements and credits         0.68%        0.78%        0.79%        0.78%        0.81%
   Net investment income, net of waivers,
      reimbursements and credits                                3.04%        2.24%        0.95%        0.58%        0.97%
   Net investment income, before waivers,
      reimbursements and credits                                2.91%        2.01%        0.71%        0.35%        0.71%
------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


MONEY MARKET FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                          U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data                                     2007          2006          2005          2004       2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                        $   1.00      $   1.00      $   1.00      $   1.00   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.05          0.03          0.01          0.01       0.01
   Total from Investment Operations                           0.05          0.03          0.01          0.01       0.01
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                (0.05)        (0.03)        (0.01)        (0.01)     (0.01)
      Total Distributions Paid                               (0.05)        (0.03)        (0.01)        (0.01)     (0.01)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $   1.00      $   1.00      $   1.00      $   1.00   $   1.00
-----------------------------------------------------------------------------------------------------------------------
Total Return (1)                                              4.74%         3.22%         1.19%         0.65%      1.21%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                     $822,919      $716,730      $571,858      $622,462   $794,122
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits       0.55%(2)      0.55%(2)      0.55%(2)      0.55%      0.55%
   Expenses, before waivers, reimbursements and credits       0.70%         0.81%         0.80%         0.82%      0.86%
   Net investment income, net of waivers,
      reimbursements and credits                              4.65%         3.22%         1.17%         0.66%      1.19%
   Net investment income, before waivers,
      reimbursements and credits                              4.50%         2.96%         0.92%         0.39%      0.88%
-----------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $73,000, $60,000, and $50,000 which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2007, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   13   MONEY MARKET FUNDS

MONEY MARKET FUNDS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                   U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data                                      2007         2006         2005        2004       2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.00   $     1.00   $     1.00   $   1.00   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.05         0.03         0.01       0.01       0.01
   Total from Investment Operations                             0.05         0.03         0.01       0.01       0.01
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.05)       (0.03)       (0.01)     (0.01)     (0.01)
      Total Distributions Paid                                 (0.05)       (0.03)       (0.01)     (0.01)     (0.01)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $     1.00   $     1.00   $     1.00   $   1.00   $   1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                4.66%        3.17%        1.16%      0.62%      1.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                     $1,017,176   $1,133,339   $1,186,119   $924,881   $979,757
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits         0.55%        0.55%        0.55%      0.55%      0.55%
   Expenses, before waivers, reimbursements and credits         0.69%        0.79%        0.79%      0.79%      0.82%
   Net investment income, net of waivers,
      reimbursements and  credits                               4.56%        3.21%        1.22%      0.61%      1.08%
   Net investment income, before waivers,
      reimbursements and credits                                4.42%        2.97%        0.98%      0.37%      0.81%
--------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


MONEY MARKET FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007
CALIFORNIA MUNICIPAL MONEY MARKET FUND

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4%
  CALIFORNIA - 89.6%
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California Revenue VRDB,
     Jewish Home San Francisco
     (Allied Irish Bank LOC),
     3.68%, 4/2/07                     $2,440            $2,440
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California Revenue VRDB,
     Series 2002, Jackson Labs
     (Bank of America N.A. LOC),
     3.60%, 4/9/07                        195               195
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California Revenue VRDB,
     Series 2004, Thacher Schools,
     3.62%, 4/9/07                      2,000             2,000
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California Revenue VRDB,
     Series 2005, Institute for
     Defense Analyses (AMBAC
     Insured),
     3.66%, 4/9/07                      3,000             3,000
   ABAG Finance Authority for
     Nonprofit Corp. Multifamily
     Revenue VRDB, Series 2000A
     (AMT), East Ridge Apartments
     (FNMA LOC),
     3.67%, 4/9/07                      2,545             2,545
   ABAG Finance Authority for
     Nonprofit Corp. Multifamily
     Revenue VRDB, Series 2002
     (AMT), The Bachenheimer
     Building Project (FNMA Gtd.),
     3.71%, 4/9/07                      7,720             7,720
   ABAG Finance Authority for
     Nonprofit Corp. Multifamily
     Revenue VRDB, Series 2002A
     (AMT), Darling Florist
     Building Project (FNMA Gtd.),
     3.71%, 4/9/07                      4,710             4,710
   ABAG Finance Authority for
     Nonprofit Corp. Revenue VRDB,
     Series A, Elder Care Alliance
     (Citibank N.A. LOC),
     3.56%, 4/9/07                      7,800             7,800
   Adelanto Public Utility
     Authority Revenue Refunding
     VRDB, Utility System Project
     (AMBAC Insured),
     3.69%, 4/2/07                     10,300            10,300

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   Alameda County IDA Revenue
     VRDB, Series 1997A (AMT),
     Tool Family Partnership
     (Wells Fargo Bank N.A. LOC),
     3.70%, 4/9/07                     $1,135            $1,135
   Alameda County IDA Revenue
     VRDB, Series 2001 (AMT),
     Pacific Paper Tube Project
     (Wells Fargo Bank N.A. LOC),
     3.70%, 4/9/07                      2,285             2,285
   Alameda-Contra Costa Schools
     Financing Authority COPS,
     Series 2002J, Capital
     Improvement Project (KBC Bank
     N.V. LOC),
     3.52%, 4/9/07                      2,870             2,870
   Alameda-Contra Costa Schools
     Financing Authority COPS,
     Series 2002K, Capital
     Improvement Project (KBC Bank
     N.V. LOC),
     3.52%, 4/9/07                      3,500             3,500
   Azusa Multifamily Housing
     Revenue Refunding Bonds,
     Series 1994, Pacific Glen
     Apartments Project (FNMA
     LOC),
     3.55%, 4/9/07                      1,325             1,325
   Bay Area Toll Bridge Revenue
     VRDB, Series C, San Francisco
     Bay Area Toll Authority
     (AMBAC Insured),
     3.48%, 4/9/07                      8,900             8,900
   Bay Area Toll Bridge Revenue
     VRDB, Series 2001A, San
     Francisco Bay Area Toll
     Authority (AMBAC Insured),
     3.46%, 4/9/07                      2,320             2,320
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     2002C-1 (Dexia Credit Local
     LOC),
     3.53%, 4/9/07                      9,800             9,800
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     2002C-3 (AMBAC Insured),
     3.53%, 4/9/07                      6,775             6,775

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   15     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     2002C-7 (FSA Corp. Insured),
     3.55%, 4/9/07                    $25,300           $25,300
   California Economic Development
     Financing Authority Revenue
     VRDB, Series 1996A (AMT),
     Joseph Schmidt Confections
     Project (BNP Paribas LOC),
     3.68%, 4/9/07                      2,800             2,800
   California Educational
     Facilities Authority Revenue
     Bonds, University of Southern
     California, Series 2003-45A,
     Soc Gen Municipal Trust
     Receipts, (1)
     3.67%, 4/9/07                      5,000             5,000
   California Educational
     Facilities Authority Revenue
     VRDB, Series 2005B, Pomona
     College,
     3.55%, 4/9/07                      9,300             9,300
   California Health Facilities
     Financing Authority Revenue
     VRDB, Series 2002, Adventist
     Health Systems (Wachovia Bank
     N.A. LOC),
     3.63%, 4/2/07                        900               900
   California Health Facilities
     Finance Authority Revenue
     VRDB, Series 2004J, Catholic
     Healthcare West (Bank of
     America N.A. LOC),
     3.56%, 4/9/07                      5,800             5,800
   California Health Facilities
     Financing Authority Revenue
     VRDB, Series 2004K, Catholic
     Healthcare West (Bank of
     America N.A. LOC),
     3.53%, 4/9/07                      3,650             3,650
   California Housing Finance
     Agency Revenue VRDB,
     Series F (AMT), Home Mortgage
     (FSA Corp. Insured),
     3.67%, 4/9/07                     17,100            17,100
     Series 2004E-1 (AMT),
     Home Mortgage,
     3.67%, 4/9/07                      4,200             4,200

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   California Infrastructure and
     Economic Development Bank
     Revenue VRDB, J Paul Getty
     Trust, Series B,
     3.62%, 4/2/07                     $1,000            $1,000
   California Infrastructure and
     Economic Development Bank
     Revenue VRDB, Series 2002,
     Academy of Motion Pictures
     Arts and Sciences (AMBAC
     Insured),
     3.64%, 4/9/07                      7,000             7,000
   California Pollution Control
     Financing Authority
     Environmental Improvement
     Revenue VRDB, Series 1997B
     (AMT), Air Products
     Manufacturing,
     3.68%, 4/9/07                     10,000            10,000
   California Financing Authority
     PCR Refunding Bonds, Series
     1996E, Pacific Gas and
     Electricity (JPMorgan Chase
     Bank LOC),
     3.69%, 4/2/07                      1,000             1,000
   California Pollution Control
     Financing Authority Revenue
     Bonds, Merrill Lynch P-Floats
     PA-538R, San Diego Gas and
     Electric (MBIA Insured), (1)
     3.70%, 4/9/07                     24,160            24,160
   California Pollution Control
     Financing Authority Revenue
     Bonds, Merrill Lynch P-Floats
     PA-633R, San Diego Gas and
     Electric (MBIA Insured), (1)
     3.70%, 4/9/07                     11,850            11,850
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     2002B-1 (Bank of
     New York LOC),
     3.68%, 4/2/07                      2,500             2,500
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     2002C-4 (JPMorgan Chase Bank
     LOC),
     3.49%, 4/9/07                      8,450             8,450

See Notes to the Financial Statements.

MONEY MARKET FUNDS    16      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     2002C-16 (Bank of
     New York LOC),
     3.55%, 4/9/07                     $8,850            $8,850
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB,
     Subseries G-1 (Bank of
     Nova Scotia LOC),
     3.53%, 4/9/07                     12,300            12,300
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB,
     Subseries G-3 (FSA Corp.
     Insured),
     3.55%, 4/9/07                      4,745             4,745
   California State Economic
     Recovery Revenue VRDB, Series
     2004C-2,
     3.65%, 4/2/07                      1,150             1,150
     Series 2004C-4,
     3.68%, 4/2/07                     22,150            22,150
     Series 2004C-8 (Lloyds TSB
     Bank PLC LOC),
     3.55%, 4/2/07                      1,350             1,350
     Series
     2004C-16 (FSA Corp. Insured),
     3.50%, 4/9/07                      1,615             1,615
   California State G.O., Deutsche
     Bank Spears/Lifers Trust,
     Series DB-110 (Deutsche Bank
     Gtd.), (1)
     3.68%, 4/9/07                     24,275            24,275
   California State G.O., Eagle
     Trust Series 20000507 (XLCA
     Insured), (1)
     3.69%, 4/9/07                     10,000            10,000
   California State G.O.,
     Kindergarten-University,
     Series 2004A-2 (Citibank N.A.
     LOC),
     3.64%, 4/2/07                      4,530             4,530
     Series 2004A-8 (Citibank N.A.
     LOC),
     3.55%, 4/9/07                      8,130             8,130
     Series 2004A-9 (Citibank N.A.
     LOC),
     3.55%, 4/9/07                     16,600            16,600

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   California State G.O., Merrill
     Lynch P-Floats Series PT-1257
     (XLCA Insured), (1)
     3.68%, 4/9/07                    $11,475           $11,475
   California State G.O., P-Floats
     PA 1357 (Merrill Lynch and
     Co., Inc. Gtd.), (1)
     3.69%, 4/9/07                      4,000             4,000
   California State G.O. RANS,
     4.50%, 6/29/07                    14,500            14,539
   California State G.O., Series
     2003-1, ABN AMRO Munitops
     Certificate Trust (AMBAC
     Insured), (1)
     3.66%, 4/9/07                      6,000             6,000
   California State G.O., Series
     2003B-4 Floating Rate
     Certificates (Bank of New
     York LOC),
     3.55%, 4/9/07                     17,000            17,000
   California State G.O. VRDB,
     Series A, Subseries A-3 (Bank
     of America N.A. LOC),
     3.56%, 4/9/07                     10,000            10,000
   California State G.O. VRDB,
     Series B, Subseries 2005 B-6
     (KBC Bank N.V. LOC),
     3.65%, 4/2/07                      2,500             2,500
   California State G.O. VRDB,
     Series N, Macon Trust
     Certificates (AMBAC
     Insured), (1)
     3.66%, 4/9/07                     15,750            15,750
   California State Public Works
     Board Revenue Bonds, Series
     PT-2915, Merrill Lynch P-
     Floats (MBIA Insured), (1)
     3.66%, 4/9/07                      9,600             9,600
   California Statewide
     Communities Development
     Revenue VRDB, Series B,
     Presbyterian Homes (Bank of
     America N.A. LOC),
     3.53%, 4/9/07                      4,400             4,400
   California Statewide
     Communities Development
     Authority COPS, Series 1995,
     Covenant Retirement
     Communities (LaSalle Bank
     N.A. LOC),
     3.53%, 4/9/07                     10,000            10,000

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   17     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   California Statewide
     Communities Development
     Authority COPS, Series
     1999-176, Morgan Stanley
     Floating Rate Certificates
     (FSA Corp. Insured), (1)
     3.64%, 4/9/07                    $10,595           $10,595
   California Statewide
     Communities Development
     Authority Multifamily (AMT),
     Merrill Lynch P-Floats Series
     PT-1863, Arms Apartments
     Project (Merrill Lynch & Co.,
     Inc. Gtd.), (1)
     3.74%, 4/9/07                      3,480             3,480
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     Bonds, Series 2003NN1 (AMT),
     Bay Vista Meadow Park Project
     (Wells Fargo Bank N.A. LOC),
     3.66%, 4/9/07                      7,500             7,500
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     Refunding VRDB, Series 2002C
     (AMT), Aegis Moraga Project
     (FNMA LOC),
     3.68%, 4/9/07                      5,000             5,000
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series M (AMT),
     Pavilions Apartments (FNMA
     LOC),
     3.64%, 4/9/07                     11,200            11,200
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2000V (AMT),
     Aqua Vista Apartments Project
     (FNMA LOC),
     3.64%, 4/9/07                      6,700             6,700
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2002B (AMT),
     Olen Jones Senior Apartments
     Project (Citibank N.A. LOC),
     3.80%, 4/9/07                        860               860

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2002X (AMT),
     Sharps and Flats Apartments
     (FNMA LOC),
     3.64%, 4/9/07                     $9,300            $9,300
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2003-00 (AMT),
     Dublin Ranch Apartments (Bank
     of America N.A. LOC),
     3.66%, 4/9/07                     14,900            14,900
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2004A (AMT),
     Maple Square Apartments
     Project (Citibank N.A. LOC),
     3.66%, 4/9/07                      4,800             4,800
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2004C (AMT),
     Avian Glen Apartments Project
     (Citibank N.A. LOC),
     3.66%, 4/9/07                      9,600             9,600
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2005 (AMT),
     Crossing Senior Phase IIJ
     (Citibank N.A. LOC),
     3.66%, 4/9/07                      7,425             7,425
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2001, Gemological
     Institute (AMBAC Insured),
     3.55%, 4/9/07                     21,200            21,200
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2001, Senior Living
     Facility (Bank of New York
     LOC),
     3.53%, 4/9/07                     15,800            15,800
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2003, Morgan Hill
     Country School (Bank of
     America N.A. LOC),
     3.54%, 4/9/07                      1,600             1,600

See Notes to the Financial Statements.

MONEY MARKET FUNDS    18      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series A, Kaiser Permanente
     Project,
     3.52%, 5/1/07                     $3,000            $3,000
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2003B, Kaiser
     Permanente Project,
     3.60%, 4/9/07                      8,450             8,450
     Series 2004J, Kaiser
     Permanente Project,
     3.60%, 4/9/07                     16,800            16,800
     Series 2004L, Kaiser
     Permanente Project,
     3.60%, 4/9/07                     12,850            12,850
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2006, Amern Baptist
     Homes West (LaSalle Bank N.A.
     LOC),
     3.53%, 4/9/07                      9,600             9,600
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     University of San Diego (BNP
     Paribas LOC),
     3.60%, 4/9/07                     22,350            22,350
   City of Hayward Multifamily
     Housing Revenue VRDB, Series
     1984A, Shorewood Apartment
     Project (FNMA Gtd.),
     3.60%, 4/9/07                     13,200            13,200
   City of Stockton Revenue VRDB,
     Series 2002A, Dameron
     Hospital Association (U.S.
     Bank N.A. LOC),
     3.69%, 4/2/07                      1,100             1,100
   Contra Costa Multifamily
     Housing Revenue VRDB, Series
     2003 (AMT), Creekview
     Apartments (FHLMC LOC),
     3.64%, 4/9/07                     14,500            14,500
   Contra Costa Water District
     Revenue Bonds, Series 750,
     Morgan Stanley Floating
     Certificates (FSA Corp.
     Insured), (1)
     3.64%, 4/9/07                      6,330             6,330

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   Elsinore Valley Municipal Water
     District COPS VRDB, Series
     2000A (FGIC Insured),
     3.55%, 4/9/07                     $1,600            $1,600
   Fremont Revenue VRDB COPS,
     Series 2001, Capital
     Improvement Financing Project
     (Bank of Nova Scotia LOC),
     3.49%, 4/9/07                     10,000            10,000
   Fresno Multifamily Housing
     Revenue Refunding VRDB,
     Series 2001A, Heron Pointe
     Apartments (FNMA LOC),
     3.54%, 4/9/07                        575               575
   Golden West Schools Financing
     Authority G.O., Series 2005A
     12, Wachovia MERLOTS (FGIC
     Insured), (1) (2)
     3.67%, 4/9/07                      5,775             5,775
   Grand Terrace Community
     Redevelopment Multifamily
     Revenue Bonds, Series 1985A,
     Mount Vernon Villas Project
     (FNMA LOC),
     3.57%, 4/9/07                     12,125            12,125
   Livermore Multifamily Revenue
     Refunding VRDB, Series 1990,
     Diablo Vista Apartments (FNMA
     LOC),
     3.57%, 4/9/07                      2,200             2,200
   Long Beach Housing Authority
     Multifamily Revenue Refunding
     VRDB, Series 1998, Channel
     Point Apartments (FNMA Gtd.),
     3.57%, 4/9/07                      7,900             7,900
   Los Angeles Community
     Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series A (AMT),
     Security Building Project
     (FNMA Insured),
     3.65%, 4/9/07                      6,000             6,000
   Los Angeles Convention and
     Exhibition Center Authority
     Lease Revenue Refunding VRDB,
     Series 2003D (AMBAC Insured),
     3.50%, 4/9/07                     17,115            17,115
     Series 2003E (AMBAC Insured),
     3.56%, 4/9/07                      3,000             3,000

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   19     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   Los Angeles COPS, Series 2004A,
     Village School, Inc. (Allied
     Irish Bank PLC LOC),
     3.60%, 4/9/07                     $6,365            $6,365
   Los Angeles County Housing
     Authority Multifamily Revenue
     VRDB, Series 1985, Malibu
     Canyon Apartments (FHLMC
     LOC),
     3.56%, 4/9/07                      8,200             8,200
   Los Angeles County Housing
     Authority Multifamily Revenue
     VRDB, Series 2003C (AMT),
     Castaic Senior Apartments
     Project (FNMA LOC),
     3.64%, 4/9/07                      5,300             5,300
   Los Angeles Department of Water
     and Power Waterworks Revenue
     Bonds, Series 2001B-1,
     3.54%, 4/2/07                     11,000            11,000
   Los Angeles IDA Empowerment
     Zone Facilities Revenue
     Bonds, Series 2003 (AMT),
     Green Farms, Inc. Project
     (Comerica Bank LOC),
     3.68%, 4/9/07                      3,000             3,000
   Los Angeles IDA Revenue VRDB,
     Series 2001 (AMT), Wing Hing
     Noodle Co. Project (Comerica
     Bank LOC),
     3.68%, 4/9/07                      2,335             2,335
   Los Angeles Multifamily
     Mortgage Revenue VRDB, Series
     1984-A, Crescent Gardens
     Apartments Project (FHLMC
     LOC),
     3.55%, 4/9/07                        650               650
   Los Angeles Multifamily Revenue
     VRDB, Series 1985C, Studio
     Colony (JPMorgan Chase Bank
     N.A. LOC),
     3.55%, 4/9/07                     15,710            15,710
   Los Angeles Multifamily Revenue
     VRDB, Series 1997D (AMT),
     Mission Village Terrace
     Project (FHLB of San
     Francisco LOC),
     3.64%, 4/9/07                      3,540             3,540
   Los Angeles Multifamily Revenue
     VRDB, Series 2003A (AMT),
     Asbury Apartments Project
     (Citibank N.A. LOC),
     3.67%, 4/9/07                      5,500             5,500

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   Los Angeles, Series 2006,
     TRANS,
     4.50%, 6/29/07                   $12,000           $12,029
   Los Angeles Unified School
     District COPS VRDB, Series
     2005B, Administration
     Building Project III (AMBAC
     Insured),
     3.50%, 4/9/07                      6,150             6,150
   Los Angeles Unified School
     District G.O., Series 2006,
     TRANS,
     4.25%, 12/3/07                    33,665            33,829
   Los Angeles Water & Power
     Revenue VRDB, Subseries A-8,
     3.55%, 4/9/07                      6,100             6,100
   Metropolitan Water District of
     Southern California Revenue
     Bonds, Series 2005-66, ABN
     AMRO Munitops Certificate
     Trust (FSA Corp.
     Insured), (1)
     3.66%, 4/9/07                     16,685            16,685
   Metropolitan Water District of
     Southern California
     Waterworks Revenue Bonds,
     Series 1999B,
     3.50%, 4/9/07                      3,400             3,400
   Metropolitan Water District of
     Southern California
     Waterworks Revenue Refunding
     VRDB, Series 2003C-1,
     3.52%, 4/9/07                      4,595             4,595
     Series 2003C-2,
     3.53%, 4/9/07                      2,620             2,620
     Series 2004A2,
     3.52%, 4/9/07                      4,000             4,000
   Metropolitan Water District of
     Southern California
     Waterworks Revenue VRDB,
     Series 2000B-3,
     3.65%, 4/2/07                      3,000             3,000
     Series 2005B-2,
     3.49%, 4/9/07                     13,500            13,500
   Oakland G.O. Bonds, Series
     2003-A, ABN AMRO Munitops
     Certificate Trust 2004-22
     (MBIA Insured), (1)
     3.66%, 4/9/07                      8,935             8,935

See Notes to the Financial Statements.

MONEY MARKET FUNDS    20      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   Oakland Revenue Bonds, MERLOTS
     Series 2000M (AMBAC
     Insured), (1)
     3.67%, 4/9/07                     $3,000            $3,000
   Ohlone Community College,
     Series 2005B, ABN AMRO
     Munitops Certificate Trust
     2005-43 (FSA Corp.
     Insured), (1)
     3.66%, 4/9/07                     10,000            10,000
   Orange County Development
     Revenue Refunding VRDB, Issue
     G of 1998 Series 3, WLCO LF
     Partners (FNMA LOC),
     3.57%, 4/9/07                     14,850            14,850
   Orange County Development
     Revenue VRDB, Series 1985-Z,
     Bear Brand Apartments Project
     (FHLMC LOC),
     3.55%, 4/9/07                      3,700             3,700
   Orange County Sanitation
     District COPS,
     3.55%, 4/2/07                      7,500             7,500
   Oxnard Financing Authority
     Lease Revenue VRDB, Civic
     Center Phase 2 Project
     (AMBAC Insured),
     3.55%, 4/9/07                     10,000            10,000
   Oxnard Financing Authority
     Wastewater Revenue VRDB,
     Headworks and Septic System
     Conversion (AMBAC Insured),
     3.55%, 4/9/07                        910               910
   Palmdale Community
     Redevelopment Agency SFM
     Revenue Bonds, MERLOTS Series
     2000-TTT (AMT)
     (U.S. Treasuries
     Escrowed), (1)
     3.72%, 4/9/07                      5,850             5,851
   Pleasanton COPS VRDB, Assisted
     Living Facilities (Citibank
     N.A. LOC),
     3.58%, 4/9/07                      8,800             8,800
   Riverside County Communication
     Facilities District Number
     88-4 VRDB, Special Tax
     Refunding Bonds (Comerica
     Bank LOC),
     3.58%, 4/9/07                      1,950             1,950

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   Rohnert Park Multifamily
     Housing Revenue Refunding
     Bonds, Series 1995A,
     Crossbrook Apartments (FNMA
     Gtd.),
     3.57%, 4/9/07                     $7,900            $7,900
   Sacramento County Housing
     Authority Multifamily Revenue
     Refunding VRDB, Series 2001B
     (AMT), California Place
     Apartments (FNMA Gtd.),
     3.66%, 4/9/07                      4,500             4,500
   Sacramento County Housing
     Authority Multifamily Revenue
     Refunding VRDB, Series 2001D
     (AMT), Oak Valley Apartments
     (FNMA Gtd.),
     3.66%, 4/9/07                      4,000             4,000
   Sacramento County Housing
     Authority Multifamily Revenue
     Refunding VRDB, Series
     2004C-2, Seasons of Winter
     (FHLMC Gtd.),
     3.55%, 4/9/07                      3,100             3,100
   Sacramento County Housing
     Authority Multifamily Revenue
     VRDB, Series 2005D (AMT),
     Cascades (FNMA Gtd.),
     3.64%, 4/9/07                      1,200             1,200
   Sacramento County Sanitation
     District Financing Authority
     Revenue Bonds, MERLOTS Series
     2000-SSS (Colld. by
     U.S. Government
     Securities), (1)
     3.67%, 4/9/07                      7,500             7,500
   Sacramento County TRANS,
     4.50%, 7/17/07                    18,000            18,041
   Sacramento-Yolo Port District
     Revenue Refunding VRDB,
     Series 1997A (AMT),
     California Free Trade Zone
     Project (Wells Fargo Bank
     N.A. LOC),
     3.65%, 4/9/07                      3,500             3,500
   San Bernardino County
     Multifamily Revenue Refunding
     VRDB, Series 2004A, Housing
     Mortgage Mountain View (FNMA
     LOC),
     3.57%, 4/9/07                      5,150             5,150

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   21     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   San Francisco City and County
     Airports Commission
     International Airport (AMT),
     Merrill P-Floats PA-661R-A
     (FSA Corp. Insured), (1)
     3.71%, 4/9/07                     $6,905            $6,905
   San Francisco City and County
     Finance Corp. Lease Revenue
     Bonds, Series 2000-1, Moscone
     Center Expansion Project
     (AMBAC Insured),
     3.50%, 4/9/07                      2,900             2,900
   San Francisco City and County
     G.O. Revenue VRDB, Series
     2005D, Laguna Honda Hospital
     (MBIA Insured),
     3.50%, 4/9/07                      3,450             3,450
   San Francisco City and County
     Redevelopment Agency
     Multifamily Housing Revenue
     Bonds, Series 2005A-2 (AMT),
     Ceatrice Apartments Project
     (National City Bank Cleveland
     LOC),
     3.70%, 4/9/07                      2,250             2,250
   San Francisco City and County
     Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 1985A, Bayside
     Village Project (JPMorgan
     Chase Bank LOC),
     3.56%, 4/9/07                     12,800            12,800
   San Francisco City and County
     Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 1985B, Bayside
     Village Project (JPMorgan
     Chase Bank LOC),
     3.56%, 4/9/07                      7,750             7,750
   San Francisco City and County
     Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 2001B (AMT),
     Ocean Beach Apartments
     Project (Citibank N.A. LOC),
     3.66%, 4/9/07                      1,200             1,200
   San Jose Multifamily Housing
     Revenue Refunding VRDB,
     Series A, Kimberly Woods
     Apartments (FHLMC LOC),
     3.57%, 4/9/07                     16,050            16,050

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   Santa Clara County Housing
     Authority Multifamily Revenue
     VRDB, Series A, Fountains
     Project (Citibank N.A. LOC),
     3.55%, 4/9/07                     $2,795            $2,795
   Santa Cruz Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 2002A (AMT),
     Shaffer Road Apartments
     Project (FNMA LOC),
     3.64%, 4/9/07                     10,000            10,000
   Sequoia Unified High School
     District G.O. Bonds, Series
     2003-2, ABN AMRO Munitops
     Certificate Trust (MBIA
     Insured), (1)
     3.65%, 4/9/07                      1,545             1,545
   Simi Valley Unified School
     District G.O., Series
     2004-26, ABN AMRO Munitops
     Certificate Trust (MBIA
     Insured), (1)
     3.66%, 4/9/07                      6,995             6,995
   Tahoe Forest Hospital District
     Revenue VRDB, Series 2002,
     Pacer County Health Facility
     (U.S. Bank N.A. LOC),
     3.69%, 4/2/07                        500               500
   Tulare County Local Healthcare
     District Revenue VRDB, Series
     2002 (U.S. Bank N.A. LOC),
     3.69%, 4/2/07                        750               750
   Turlock Health Facility COPS
     VRDB, Series B, Emanual
     Medical Center, Inc. (U.S.
     Bank N.A. LOC),
     3.53%, 4/9/07                        550               550
   Union City Multifamily Housing
     Revenue Refunding Bonds,
     Series A, Green Haven
     Apartments (FNMA Colld.),
     3.57%, 4/9/07                      8,775             8,775
   Union County Multifamily
     Housing Revenue Refunding
     VRDB, Series 1999A, Mission
     Sierra (FNMA Colld.),
     3.57%, 4/9/07                        100               100
   Watereuse Finance Authority
     Revenue VRDB (FSA Corp.
     Insured),
     3.50%, 4/9/07                      6,085             6,085

See Notes to the Financial Statements.

MONEY MARKET FUNDS    22      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.4% - CONTINUED
  CALIFORNIA - 89.6% - (CONTINUED)
   Western Placer Unified School
     District COPS, Series 2003
     (Bank of America N.A. LOC),
     3.59%, 4/9/07                     $5,150            $5,150
  -------------------------------------------------------------
                                                      1,139,464
  -------------------------------------------------------------
  PUERTO RICO - 9.8%
   Commonwealth of Puerto Rico,
     TRANS, Series 2007 (Bank of
     Nova Scotia LOC),
     4.50%, 7/30/07                    57,600            57,781
   Puerto Rico Electric Power
     Authority Revenue Bonds,
     Citigroup ROCS-RR-II-R-637CE
     (Citigroup, Inc. Gtd.), (1)
     3.71%, 4/9/07                     30,000            30,000
   Puerto Rico Highway and
     Transportation Authority
     Revenue Bonds, Citigroup
     ROCS-RR-II-R-785CE
     (Citigroup, Inc., Gtd.), (1)
     3.68%, 4/9/07                     36,000            36,000
  -------------------------------------------------------------
                                                        123,781
  -------------------------------------------------------------
  TOTAL MUNICIPAL INVESTMENTS
  -------------------------------------------------------------
  (COST $1,263,245)                                   1,263,245
  -------------------------------------------------------------
  TOTAL INVESTMENTS - 99.4%
  -------------------------------------------------------------
  (COST $1,263,245) (3)                               1,263,245
   Other Assets less
     Liabilities - 0.6%                                   7,982
  -------------------------------------------------------------
  NET ASSETS - 100.0%                                $1,271,227

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2) Restricted security that has been deemed illiquid. At March 31, 2007, the value of this restricted illiquid security amounted to approximately $5,775,000 or 0.5% of net assets. Additional information on this restricted illiquid security is as follows:

                                                 ACQUISITION
                                ACQUISITION         COST
  SECURITY                         DATE            (000S)
  Golden West Schools Financing
   Authority G.O. (CA),
   3.67%, 4/9/07                  7/8/05              $5,775
  ----------------------------------------------------------

(3) The cost for federal income tax purposes was $1,263,245.

At March 31, 2007, the industry sectors (unaudited) for the California Municipal Money Market Fund were:

  INDUSTRY SECTOR                                         % OF NET ASSETS
  Administration of Environment and Housing and
   Real Estate                                                   11.3%
  Air, Water Services and Solid Waste Management                  7.0
  Educational Services                                            5.0
  Electric Services, Gas and Combined Utilities                  11.6
  Executive, Legislative and General Government                  28.0
  Health Services and Residential Care                            6.7
  Housing Programs                                                5.9
  Urban and Community Development and Social
   Services                                                       9.9
  All other sectors less than 5%                                 14.6
  -------------------------------------------------------------------------
  Total                                                         100.0%

Percentages shown based on Net Assets.

At March 31, 2007, the maturity analysis (unaudited) for the California Municipal Money Market Fund as a percentage of investments was:

  MATURITY ANALYSIS                                        %
  0 - 14 Days                                             88.9%
  31 - 60 Days                                             0.2
  61 - 90 Days                                             2.1
  91 - 180 Days                                            6.1
  181 - 364 Days                                           2.7
  ------------------------------------------------------------
  Total                                                  100.0%

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   23     MONEY MARKET FUNDS

MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS
MONEY MARKET FUND

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  ASSET-BACKED NOTES - 4.5%
  AUTO RECEIVABLES - 0.8%
   Capital One Auto Finance Trust,
     Series 2007-A, Class A1,
     5.32%, 2/15/08                   $23,142           $23,142
   Capital One Prime Auto Receivables Trust,
     Series 2006-2, Class A1,
     5.33%, 10/15/07                    5,138             5,138
   Ford Credit Auto Owner Trust,
     Series 2006-B, Class A1, (1)
     5.43%, 9/15/07                     1,987             1,987
   Ford Credit Auto Owner Trust,
     Series 2006-C, Class A1, (1)
     5.36%, 12/15/07                   36,310            36,310
   Honda Auto Receivables Owner
     Trust, Series 2006-2, Class
     A1,
     5.43%, 8/21/07                       364               364
   Nissan Auto Receivables Owner
     Trust, Series 2006-C, Class
     A1,
     5.49%, 8/15/07                     1,759             1,759
   USAA Auto Owner Trust, FRN,
     Series 2006-4, Class A1,
     5.34%, 12/13/07                   18,616            18,616
   Wachovia Auto Loan Owner Trust,
     Series 2006-1, Class A1, (1)
     5.39%, 10/19/07                    1,826             1,826
  -------------------------------------------------------------
                                                         89,142
  -------------------------------------------------------------
  INTERNATIONAL RECEIVABLES - 3.6%
   Granite Master Issuer PLC, FRN,
     Series 2006-3, Class A4,
     5.30%, 4/20/07                    78,000            78,000
   Holmes Financing PLC, FRN,
     Series 10A, Class 1A, (1)
     5.29%, 4/16/07                    25,000            25,000
   Holmes Master Issuer PLC, FRN,
     Series 2006-1A, Class 1A, (1)
     5.30%, 4/16/07                    35,000            35,000
   Holmes Master Issuer PLC, FRN,
     Series 2007-1, Class 1A1,
     5.30%, 4/16/07                    25,000            25,000
   Interstar Millennium Trust, FRN,
     Series 2006-2GA, Class A1, (1)
     5.30%, 4/27/07                    41,160            41,160
   Mound Financing PLC, FRN,
     Series 5A, Class 1A, (1)
     5.29%, 4/10/07                    25,000            25,000

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  ASSET-BACKED NOTES - 4.5% - CONTINUED
  INTERNATIONAL RECEIVABLES - 3.6% - (CONTINUED)
   Paragon Mortgages PLC, FRN,
     Series 12A, Class A1, (1)
     5.30%, 4/16/07                   $33,702           $33,702
   Paragon Mortgages PLC, FRN,
     Series 13A, Class A1, (1)
     5.31%, 4/16/07                    29,542            29,542
   Paragon Mortgages PLC, FRN,
     Series 14A, Class A1, (1)
     5.32%, 4/16/07                    40,000            40,000
   Permanent Master Issuer PLC,
     FRN, Series 2006-1, Class 1A,
     5.30%, 4/16/07                    50,000            50,000
   Permanent Master Issuer PLC,
     FRN, Series 2007-1, Class 1A,
     5.31%, 4/16/07                    20,000            20,000
  -------------------------------------------------------------
                                                        402,404
  -------------------------------------------------------------
  OTHER RECEIVABLES - 0.1%
   CNH Equipment Trust,
     Series 2006-B, Class A1,
     5.39%, 10/5/07                    12,467            12,467
  -------------------------------------------------------------
  TOTAL ASSET-BACKED NOTES
  -------------------------------------------------------------
  (COST $504,013)                                       504,013

  CERTIFICATES OF DEPOSIT - 22.2%
  DOMESTIC DEPOSITORY INSTITUTIONS - 1.9%
   American Express Centurion Bank,
     5.34%, 6/19/07                    45,000            45,000
   Comerica Bank, FRCD,
     5.30%, 4/24/07                    40,000            40,002
   Washington Mutual Bank, FA,
     Stockton, California,
     5.75%, 7/5/07                      9,600             9,608
   Washington Mutual Bank, FRCD,
     5.34%, 5/18/07                    57,000            57,000
     5.34%, 5/25/07                    60,000            60,000
  -------------------------------------------------------------
                                                        211,610
  -------------------------------------------------------------
  FOREIGN DEPOSITORY INSTITUTIONS - 20.3%
   Alliance & Leicester, London
     Branch,
     5.31%, 4/25/07                    35,000            35,000
   Banco Bilbao Vizcaya Argentaria,
     5.31%, 4/12/07                    50,000            50,000
   Bank of Nova Scotia, FRCD,
     5.27%, 4/30/07                    25,000            24,995

See Notes to the Financial Statements.

MONEY MARKET FUNDS    24      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  CERTIFICATES OF DEPOSIT - 22.2% - CONTINUED
  FOREIGN DEPOSITORY INSTITUTIONS - 20.3% - (CONTINUED)
   Barclays Bank, London Branch,
     5.38%, 5/2/07                    $40,000           $40,000
   Barclays Bank, New York Branch,
     5.32%, 4/9/07                     50,000            50,000
     5.35%, 1/22/08                    25,000            25,000
     5.35%, 4/14/08                    40,000            40,000
   BNP Paribas, London Branch,
     5.31%, 4/23/07                    30,000            30,000
     5.41%, 5/21/07                    78,000            78,000
     5.30%, 7/10/07                    25,000            25,000
     5.26%, 9/17/07                    40,000            40,000
     5.30%, 9/21/07                    68,000            68,000
   CALYON, New York Branch, FRCD,
     5.33%, 4/1/07                     25,000            25,000
     5.37%, 4/1/07                     40,000            39,992
   Canadian Imperial Bank of
     Commerce, New York Branch,
     5.39%, 4/1/07, FRCD               70,000            70,000
     5.38%, 6/4/07                     25,000            25,000
     5.35%, 7/17/07                    40,000            40,000
   Credit Agricole SA, London
     Branch,
     5.38%, 5/2/07                     40,000            40,000
     5.37%, 5/25/07                    40,000            40,000
     5.35%, 6/22/07                    44,000            44,000
     5.30%, 7/10/07                    35,000            35,000
   Credit Suisse First Boston, New
     York Branch,
     5.34%, 4/19/07                    40,000            40,000
     5.40%, 6/4/07                     20,000            20,000
     5.30%, 1/14/08                    35,000            35,000
     5.33%, 1/16/08                    60,000            60,000
   Deutsche Bank, London Branch,
     5.34%, 4/1/07, FRCD               80,000            80,000
     5.42%, 5/21/07                    43,000            43,000
     5.36%, 10/19/07                   40,000            40,000
   Deutsche Bank, New York Branch,
     5.25%, 10/3/07                    35,000            34,987
   Fortis Bank, New York Branch,
     5.32%, 6/25/07                    20,000            20,000
   HBOS Treasury Services, London
     Branch,
     5.65%, 6/26/07                    35,000            35,000
     5.41%, 9/20/07                    65,000            65,000

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  CERTIFICATES OF DEPOSIT - 22.2% - CONTINUED
  FOREIGN DEPOSITORY INSTITUTIONS - 20.3% - (CONTINUED)
   HBOS Treasury Services, New York
     Branch,
     5.38%, 6/1/07                    $22,000           $22,000
     5.22%, 12/17/07                   43,000            43,000
   Intesa Sanpaolo S.p.A, London
     Branch,
     5.31%, 5/15/07                    50,000            50,000
   Lloyds Bank, New York Branch,
     5.30%, 10/9/07                    50,000            50,000
   National Bank of Canada, New
     York Branch,
     5.29%, 4/2/07, FRCD              100,000            99,975
     5.36%, 1/22/08                    35,000            35,000
   Royal Bank of Canada, New York
     Branch,
     5.37%, 10/25/07                   51,000            51,000
   Royal Bank of Scotland, New York
     Branch,
     5.25%, 4/10/07, FRCD              40,000            39,988
     5.31%, 4/23/07                    50,000            50,000
   Skandinav Enskilda Bank, New
     York, FRCD,
     5.31%, 4/1/07                     25,000            25,000
   Societe Generale, London Branch,
     5.36%, 5/11/07                    23,500            23,500
     5.36%, 7/17/07                    30,000            30,000
     5.26%, 9/17/07                    45,000            45,000
     5.32%, 10/2/07                    40,000            40,000
     5.30%, 1/2/08                     30,000            30,000
     5.30%, 1/3/08                     40,000            39,998
   Societe Generale, New York
     Branch, FRCD,
     5.39%, 4/1/07                     45,000            45,002
   Toronto Dominion Bank, New York
     Branch,
     5.41%, 6/4/07                     27,000            27,000
     5.54%, 6/18/07                    40,000            40,000
     5.71%, 7/9/07                     30,000            30,000
   Unicredito Italiano, London
     Branch,
     5.31%, 7/9/07                     35,000            35,000
     5.33%, 7/10/07                    75,000            75,000
  -------------------------------------------------------------
                                                      2,264,437
  -------------------------------------------------------------
  TOTAL CERTIFICATES OF DEPOSIT
  -------------------------------------------------------------
  (COST $2,476,047)                                   2,476,047

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   25     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MONEY MARKET FUND (continued)

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  COMMERCIAL PAPER - 28.8%
  AUTO RECEIVABLES - 2.2%
   Ford Credit Floorplan Master
     Owner Trust A, Motown Funding
     LLC, Series 2002, (1)
     5.30%, 4/13/07                   $12,715           $12,693
     5.30%, 4/23/07                    50,000            49,838
     5.30%, 4/24/07                    40,000            39,865
     5.29%, 5/14/07                    45,000            44,716
   New Center Asset Trust,
     5.28%, 4/4/07                     25,000            24,989
     5.27%, 4/17/07                    40,000            39,906
     5.25%, 6/22/07                    40,000            39,522
  -------------------------------------------------------------
                                                        251,529
  -------------------------------------------------------------
  CREDIT CARD MASTER TRUST - 1.8%
   BA Credit Card Trust,
     Emerald Certificates, (1)
     5.27%, 4/5/07                     30,000            29,982
     5.27%, 4/17/07                    25,000            24,941
     5.27%, 5/24/07                    30,000            29,767
   Capital One Multi Execution
     Trust, Nova Notes,
     5.27%, 5/22/07                    13,000            12,903
   Citibank Credit Card Master
     Trust, Dakota Certificates,
     5.25%, 4/4/07                     40,000            39,983
     5.26%, 4/5/07                     40,000            39,977
     5.26%, 5/7/07                     25,000            24,869
  -------------------------------------------------------------
                                                        202,422
  -------------------------------------------------------------
  FOREIGN DEPOSITORY INSTITUTIONS - 0.3%
   UBS Finance Delaware, Inc.,
     5.21%, 7/9/07                     30,000            29,570
  -------------------------------------------------------------
  MULTI-SELLER CONDUITS - 16.9%
   Alpine Securitization,
     5.29%, 4/10/07                    60,000            59,921
   Amstel Funding Corp.,
     5.21%, 4/16/07                    45,000            44,902
     5.25%, 4/23/07                    30,000            29,904
     5.18%, 5/25/07                    43,000            42,666
     5.20%, 6/20/07                    30,000            29,654
   Cedar Springs Capital Co.,
     5.28%, 4/5/07                     45,000            44,974
     5.25%, 4/11/07                    25,000            24,964
     5.26%, 6/14/07                    28,791            28,480

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  COMMERCIAL PAPER - 28.8% - CONTINUED
  MULTI-SELLER CONDUITS - 16.9% - (CONTINUED)
   Charta Corp.,
     5.27%, 4/23/07                   $30,000           $29,903
     5.27%, 5/7/07                     30,000            29,842
     5.26%, 5/14/07                    30,000            29,812
   Concord Minuteman Capital
     Co., (1)
     5.29%, 4/5/07                     75,000            74,956
     5.26%, 5/14/07                    50,000            49,686
   Corporate Receivables Corp.,
     5.27%, 4/23/07                    10,000             9,968
   Crown Point Capital Co., (1)
     5.25%, 4/16/07                    37,000            36,919
     5.29%, 6/8/07, FRCP               40,000            39,998
   Fairway Finance Corp.,
     5.25%, 4/12/07                    12,445            12,425
     5.28%, 4/12/07, FRCP              74,000            73,998
     5.28%, 4/26/07, FRCP              53,500            53,499
   Galleon Capital Corp.,
     5.28%, 4/10/07                    16,000            15,979
   George Street Finance LLC, (1)
     5.29%, 4/30/07                    20,000            19,915
   Gotham Funding Corp.,
     5.28%, 4/19/07                    20,000            19,947
     5.28%, 4/20/07 (1)                35,000            34,902
     5.28%, 4/24/07 (1)                12,311            12,269
   Legacy Capital LLC, (1)
     5.28%, 4/20/07                     5,000             4,986
     5.27%, 4/25/07, FRCP              20,000            20,000
     5.21%, 5/18/07                    20,000            19,864
     5.20%, 7/6/07                     60,000            59,169
   Lexington Parker Capital,
     5.27%, 4/4/07, FRCP               75,000            74,993
     5.27%, 4/5/07, FRCP              100,000            99,994
     5.31%, 4/5/07, FRCP               75,000            75,000
     5.25%, 4/17/07 (1)                30,000            29,930
     5.28%, 4/18/07                    40,000            39,900
   Liberty Street Funding Co.,
     5.30%, 4/25/07                    25,000            24,912
   Park Avenue Receivables, (1)
     5.28%, 4/12/07                    30,000            29,952
     5.28%, 4/16/07                    30,000            29,934
     5.28%, 4/23/07                    40,000            39,871

See Notes to the Financial Statements.

MONEY MARKET FUNDS    26      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  COMMERCIAL PAPER - 28.8% - CONTINUED
  MULTI-SELLER CONDUITS - 16.9% - (CONTINUED)
   Sheffield Receivables Corp.,
     5.28%, 4/20/07                   $35,000           $34,903
     5.27%, 5/11/07                    75,000            74,561
     5.26%, 5/18/07                    20,000            19,863
     5.27%, 5/30/07                    20,000            19,827
   Thames Asset Global
     Securitization, Number
     one, (1)
     5.26%, 5/29/07                    25,000            24,788
   Tulip Funding Corp., (1)
     5.29%, 4/30/07                    75,000            74,680
   Variable Funding Capital,
     5.28%, 4/2/07, FRCP               50,000            50,000
     5.27%, 4/17/07                    40,000            39,906
     5.32%, 4/30/07                    40,000            39,829
   Versailles LLC, (1)
     5.28%, 4/10/07                    35,000            34,954
     5.28%, 4/20/07                    18,141            18,090
   Victory Receivables Corp.,
     5.28%, 4/16/07                    25,000            24,945
     5.29%, 4/27/07                    30,000            29,885
  -------------------------------------------------------------
                                                      1,884,219
  -------------------------------------------------------------
  OTHER RECEIVABLES - 0.9%
   Thornburg Mortgage Capital
     Resources, (1)
     5.29%, 4/2/07                     50,000            49,993
     5.29%, 4/4/07                      5,000             4,998
     5.29%, 4/10/07                    30,000            29,960
     5.29%, 4/12/07                    15,000            14,976
  -------------------------------------------------------------
                                                         99,927
  -------------------------------------------------------------
  STRUCTURED INVESTMENT VEHICLES - 6.7%
   Aquifer Funding LLC,
     5.28%, 4/5/07                     40,000            39,976
   Cancara Asset Securitization,
     Ltd., (1)
     5.28%, 4/26/07                    10,000             9,963
   Deer Valley Funding LLC, (1)
     5.28%, 4/5/07                     25,000            24,985
     5.28%, 4/23/07                    15,000            14,952
     5.29%, 4/24/07                    55,000            54,814
     5.28%, 4/26/07                    45,000            44,835
   Grampian Funding, Ltd.,
     5.20%, 5/16/07                    40,000            39,740

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  COMMERCIAL PAPER - 28.8% - CONTINUED
  STRUCTURED INVESTMENT VEHICLES - 6.7% - (CONTINUED)
   North Sea Funding LLC,
     5.28%, 4/2/07                    $50,000           $49,993
     5.25%, 4/25/07                    15,000            14,948
     5.29%, 5/2/07                     40,000            39,824
     5.25%, 5/25/07                    30,000            29,764
     5.25%, 6/1/07                     15,000            14,866
   Scaldis Capital LLC,
     5.28%, 4/9/07 (1)                 50,000            49,941
     5.25%, 4/25/07                    30,000            29,895
   Sigma Finance, Inc., (1)
     5.19%, 5/8/07                     52,500            52,220
   Solitaire Funding LLC,
     5.28%, 4/2/07                     50,000            49,993
   Surrey Funding Corp.,
     5.25%, 4/16/07                    25,000            24,945
   Whistlejacket Capital Ltd., (1)
     5.27%, 4/4/07                     40,000            39,982
     5.27%, 4/11/07                    25,000            24,963
     5.28%, 5/4/07                     40,000            39,806
   White Pine Finance LLC,
     5.28%, 4/3/07, FRCP (1)           25,000            24,999
     5.28%, 4/12/07, FRCP (1)          20,000            20,000
     5.29%, 4/12/07                    17,789            17,760
  -------------------------------------------------------------
                                                        753,164
  -------------------------------------------------------------
  TOTAL COMMERCIAL PAPER
  -------------------------------------------------------------
  (COST $3,220,831)                                   3,220,831

  CORPORATE NOTES/BONDS - 21.8%
  BANK HOLDING COMPANIES - 0.8%
   HSBC USA Inc., FRN,
     5.32%, 4/16/07                    25,000            25,000
   Wachovia Bank, N.A., FRN,
     5.35%, 6/1/07                     35,000            35,006
   Wachovia Corp., FRN,
     5.44%, 4/23/07                    36,000            36,012
  -------------------------------------------------------------
                                                         96,018
  -------------------------------------------------------------
  DOMESTIC DEPOSITORY INSTITUTIONS - 3.0%
   American Express Bank, FSB, FRN,
     5.29%, 4/10/07                    55,000            55,000
     5.29%, 4/27/07                    49,000            48,999

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   27     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MONEY MARKET FUND (continued)

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  CORPORATE NOTES/BONDS - 21.8% - CONTINUED
  DOMESTIC DEPOSITORY INSTITUTIONS - 3.0% - (CONTINUED)
   American Express Centurion, FRN,
     5.40%, 4/16/07                   $20,000           $20,013
     5.32%, 4/18/07                    23,000            23,005
   Bank of America, N.A., FRN,
     5.28%, 4/2/07                     33,000            33,000
   Marshall & Ilsley Bank, MTN,
     5.16%, 12/17/07                  100,000            99,894
   National City Bank of Cleveland,
     FRN,
     5.34%, 4/4/07                     18,000            18,000
   Washington Mutual Bank, FRN,
     5.40%, 5/16/07                    35,000            35,013
  -------------------------------------------------------------
                                                        332,924
  -------------------------------------------------------------
  FOREIGN DEPOSITORY INSTITUTIONS - 4.7%
   Australia and New Zealand
     Banking Corp., FRN, (1)
     5.32%, 4/10/07                    25,000            25,000
     5.32%, 4/23/07                    21,000            21,000
     5.32%, 6/5/07                     70,000            70,000
   Credit Agricole, FRN, (1)(2)
     5.32%, 6/22/07                    50,000            50,000
   Danske Bank, FRN, (1)(2)
     5.29%, 4/20/07                    39,000            38,996
   Nordea Bank Finland, New York
     Branch, FRN, (1)
     5.33%, 4/11/07                    65,000            65,000
   Royal Bank of Canada, FRN,
     5.37%, 4/10/07                    24,000            24,001
   Royal Bank of Scotland PLC,
     FRN, (1)
     5.31%, 4/23/07                    55,000            55,000
   UBS AG Stamford,
     5.40%, 11/28/07                  100,000           100,000
   Westpac Banking Corp., FRN,
     5.30%, 4/10/07 (1)(2)             60,000            60,000
     5.40%, 6/11/07                    15,000            15,000
  -------------------------------------------------------------
                                                        523,997
  -------------------------------------------------------------
  INSURANCE CARRIERS - 1.9%
   Allstate Life Global Funding II,
     FRN, (1)
     5.41%, 4/16/07                    25,000            25,000
   Genworth Global Funding, (1)
     5.31%, 4/11/07                    40,000            40,000

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  CORPORATE NOTES/BONDS - 21.8% - CONTINUED
  INSURANCE CARRIERS - 1.9% - (CONTINUED)
   ING Verzekeringen NV, (1)
     5.29%, 4/4/07                    $55,000           $55,000
   MET Life Global Funding I,
     FRN, (1)
     5.41%, 4/16/07                    50,000            50,000
     5.31%, 4/23/07                    40,000            40,000
  -------------------------------------------------------------
                                                        210,000
  -------------------------------------------------------------
  NON-DEPOSITORY PERSONAL CREDIT - 1.5%
   General Electric Capital Corp.,
     FRN,
     5.45%, 4/10/07                    35,000            35,004
     5.28%, 4/24/07                    65,000            65,000
   Household Finance Corp., FRN,
     5.40%, 6/1/07                     15,000            15,001
   HSBC Finance Corp., FRN,
     5.33%, 4/6/07                     30,000            30,000
     5.37%, 4/24/07                    25,000            25,000
  -------------------------------------------------------------
                                                        170,005
  -------------------------------------------------------------
  PAPER AND ALLIED PRODUCTS - 0.3%
   Kimberly-Clark Corp., (1)
     5.26%, 12/19/07                   30,000            30,000
  -------------------------------------------------------------
  SECURITY AND COMMODITY BROKERS - 3.9%
   Bear Stearns Co., Inc., FRN,
     5.40%, 4/5/07                     20,000            20,000
   Goldman Sachs, FRN,
     5.32%, 4/2/07                     25,000            25,000
   Lehman Brothers Holdings, FRN,
     5.47%, 4/23/07                    80,000            80,000
     5.33%, 5/28/07                    22,000            22,000
   Merrill Lynch & Co., FRN, MTN,
     5.40%, 4/4/07                     40,000            40,000
     5.57%, 4/11/07                    35,000            35,005
     5.30%, 4/18/07                    50,000            50,000
     5.30%, 4/24/07                    25,000            25,000
     5.29%, 4/27/07                    20,000            20,000
     5.33%, 5/29/07                     5,000             5,000
   Morgan Stanley, FRN,
     5.38%, 4/16/07                    22,000            22,000
     5.41%, 4/27/07                    92,800            92,802
  -------------------------------------------------------------
                                                        436,807
  -------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET FUNDS    28      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  CORPORATE NOTES/BONDS - 21.8% - CONTINUED
  STRUCTURED INVESTMENT VEHICLES - 5.7%
   Cullinan Finance, Corp. MTN, (1)
     5.32%, 4/10/07, FRN              $30,000           $29,995
     5.28%, 4/16/07, FRN               13,000            13,000
     5.28%, 4/25/07, FRN               28,000            27,998
     5.32%, 4/25/07, FRN               25,000            25,000
     5.28%, 4/30/07, FRN               60,000            59,991
     5.30%, 6/11/07, FRN               48,000            47,993
     5.34%, 10/10/07                   40,000            40,000
   Five Finance, Inc., FRN, (1)
     5.27%, 4/16/07                    20,000            20,000
     5.32%, 6/15/07                    35,000            34,998
   Links Finance LLC, FRN, MTN, (1)
     5.29%, 4/10/07                    17,000            16,999
     5.32%, 4/10/07                    20,000            20,000
     5.32%, 4/11/07                    21,000            21,000
     5.29%, 4/16/07                    55,000            54,999
     5.32%, 4/16/07                    20,000            20,000
     5.28%, 4/26/07                    22,000            22,000
   Sigma Finance, Inc., MTN, (1)
     5.58%, 4/1/07, FRN                45,000            44,996
     5.35%, 4/10/07, FRN               10,000            10,001
     5.32%, 4/13/07, FRN               35,000            35,000
     5.45%, 10/29/07                   50,000            50,000
   Whistlejacket Capital LLC,
     FRN, (1)
     5.31%, 4/20/07                    25,000            25,000
   White Pine Finance LLC, FRN, (1)
     5.28%, 4/25/07                    15,000            14,999
  -------------------------------------------------------------
                                                        633,969
  -------------------------------------------------------------
  TOTAL CORPORATE NOTES/BONDS
  -------------------------------------------------------------
  (COST $2,433,720)                                   2,433,720

  EURODOLLAR TIME DEPOSITS - 11.6%
  DOMESTIC DEPOSITORY INSTITUTIONS - 0.9%
   Banco Popular, San Juan, Puerto
     Rico,
     5.48%, 4/2/07                    100,000           100,000
  -------------------------------------------------------------
  FOREIGN DEPOSITORY INSTITUTIONS - 10.7%
   ABN-AMRO Bank, Amsterdam,
     Netherlands,
     5.43%, 4/2/07                    200,000           200,000

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  EURODOLLAR TIME DEPOSITS - 11.6% - CONTINUED
  FOREIGN DEPOSITORY INSTITUTIONS - 10.7% - (CONTINUED)
   Banco Espanol de Credito,
     Madrid,
     5.33%, 4/19/07                   $50,000           $50,000
   Banco Santander Centrale,
     Madrid,
     5.34%, 4/4/07                     20,000            20,000
   Bank of Nova Scotia, Toronto,
     Canada,
     5.29%, 4/27/07                    25,000            25,000
   Dexia Bank Belgium, Brussels,
     5.43%, 4/2/07                    200,000           200,000
   Dexia Credit Local, Grand
     Cayman,
     5.50%, 4/2/07                    100,000           100,000
     5.40%, 4/3/07                    100,000           100,000
   KBC Bank, Paris,
     5.33%, 5/17/07                    65,000            65,000
   Lloyds Bank, London,
     5.38%, 4/3/07                    150,000           150,000
   National Bank of Canada,
     Montreal,
     5.43%, 4/2/07                    200,000           200,000
   Royal Bank of Canada, Toronto,
     Canada,
     5.30%, 4/23/07                    35,000            35,000
   Svenska Handlesbanken,
     Stockholm, Sweden,
     5.31%, 5/8/07                     20,000            20,000
   Unicredito Italiano, Milan,
     5.30%, 6/29/07                    30,000            30,000
  -------------------------------------------------------------
                                                      1,195,000
  -------------------------------------------------------------
  TOTAL EURODOLLAR TIME DEPOSITS
  -------------------------------------------------------------
  (COST $1,295,000)                                   1,295,000

  MUNICIPAL INVESTMENTS - 0.8%
  ADMINISTRATION OF ENVIRONMENTAL AND HOUSING PROGRAMS - 0.3%
   Florida Housing Financial Corp.,
     Taxable Revenue Bonds,
     Series 2002A, Affordable
     Housing (AMBAC Insured),
     5.31%, 4/9/07                      4,800             4,800
   State of Texas G.O. Taxable,
     Veterans' Land Refunding
     Bonds, Series 2000,
     5.32%, 4/9/07                     14,960            14,960

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   29     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MONEY MARKET FUND (continued)

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  MUNICIPAL INVESTMENTS - 0.8% - CONTINUED
  ADMINISTRATION OF ENVIRONMENTAL AND HOUSING PROGRAMS - 0.3% -
  (CONTINUED)
   State of Texas G.O. Taxable,
     VRDB,
     Veterans' Land Refunding
     Bonds,
     Series 2002,
     5.32%, 4/9/07                     $9,140            $9,140
  -------------------------------------------------------------
                                                         28,900
  -------------------------------------------------------------
  EXECUTIVE, LEGISLATIVE AND GENERAL GOVERNMENT - 0.2%
   Cook County, Illinois, G.O.
     Taxable Bonds, Series 2002A,
     5.34%, 4/9/07                     15,500            15,500
   Cook County, Illinois, G.O.
     Taxable Bonds, Series 2004D,
     5.34%, 4/9/07                     10,000            10,000
  -------------------------------------------------------------
                                                         25,500
  -------------------------------------------------------------
  MISCELLANEOUS RETAIL - 0.1%
   Macon-Bibb County, Georgia, IDR,
     Taxable Revenue Bonds, Bass
     Pro Outdoor World LLC (General
     Electric Capital Corp.
     LOC), (1)
     5.32%, 4/9/07                     11,000            11,000
  -------------------------------------------------------------
  STUDENT LOANS - 0.1%
   Illinois Student Assistance
     Commission Student Loan VRDB
     Taxable, Series D (Bank of
     America N.A. LOC),
     5.34%, 4/9/07                     11,000            11,000
  -------------------------------------------------------------
  WATER SERVICES - 0.1%
   Los Angeles, California,
     Department of Water and Power
     Waterworks Taxable VRDB,
     Series B-1,
     5.33%, 4/9/07                     18,000            18,000
  -------------------------------------------------------------
  TOTAL MUNICIPAL INVESTMENTS
  -------------------------------------------------------------
  (COST $94,400)                                         94,400


                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  U.S. GOVERNMENT AGENCIES - 0.4%(3)
  FREDDIE MAC - 0.4%
   FHLMC Notes,
     4.25%, 4/5/07                    $10,000            $9,999
     5.35%, 12/19/07                   35,000            35,000
  -------------------------------------------------------------
                                                         44,999
  -------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCIES
  -------------------------------------------------------------
  (COST $44,999)                                         44,999
  -------------------------------------------------------------
  INVESTMENTS, AT AMORTIZED COST
  -------------------------------------------------------------
  ($10,069,010)                                      10,069,010

  REPURCHASE AGREEMENTS - 13.2%
  (COLLD. AT A MINIMUM OF 102%)(4)
  JOINT REPURCHASE AGREEMENTS - 0.4%
   Bank of America Securities LLC,
     dated 3/30/07, repurchase
     price $14,834
     5.00%, 4/2/07                     14,828            14,828
   Morgan Stanley & Co., Inc.,
     dated 3/30/07, repurchase
     price $9,889
     5.12%, 4/2/07                      9,885             9,885
   Societe Generale -- New York
     Branch, dated 3/30/07,
     repurchase price $4,945
     5.12%, 4/2/07                      4,942             4,942
   UBS Securities LLC, dated
     3/30/07, repurchase price
     $14,834
     5.12%, 4/2/07                     14,828            14,828
  -------------------------------------------------------------
                                                         44,483
  -------------------------------------------------------------
  (COLLD. AT A MINIMUM OF 102%)(5)
  REPURCHASE AGREEMENTS - 12.8%
   Bank of America N.A., dated
     3/30/07, repurchase price
     $800,359
     5.38%, 4/2/07                    800,000           800,000
   Bear Stearns, Inc., dated
     3/30/07, repurchase price
     $60,027
     5.38%, 4/2/07                     60,000            60,000
   Citigroup Global Markets, Inc.,
     dated 3/30/07, repurchase
     price $350,157
     5.38%, 4/2/07                    350,000           350,000
   Goldman Sachs & Co., Inc., dated
     3/30/07, repurchase price
     $50,023
     5.45%, 4/2/07                     50,000            50,000
   Lehman Brothers, Inc., dated
     3/30/07, repurchase price
     $64,511
     5.45%, 4/2/07                     64,482            64,482

See Notes to the Financial Statements.

MONEY MARKET FUNDS    30      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                     PRINCIPAL
                                      AMOUNT           VALUE
                                      (000S)          (000S)
  REPURCHASE AGREEMENTS - 13.2% - CONTINUED
  REPURCHASE AGREEMENTS - 12.8% - (CONTINUED)
   Lehman Brothers, Inc., dated
     3/30/07, repurchase price
     $100,047
     5.60%, 4/2/07                   $100,000          $100,000
  -------------------------------------------------------------
                                                      1,424,482
  -------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENTS
  -------------------------------------------------------------
  (COST $1,468,965)                                   1,468,965

  -------------------------------------------------------------
  TOTAL INVESTMENTS - 103.3%
  -------------------------------------------------------------
  (COST $11,537,975) (6)                             11,537,975
   Liabilities less Other Assets - (3.3)%              (368,760)
  -------------------------------------------------------------
  NET ASSETS - 100.0%                               $11,169,215

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2) Restricted security that has been deemed illiquid. At March 31, 2007, the value of these restricted illiquid securities amounted to approximately $148,996,000 or 1.3% of net assets. Additional information on each restricted illiquid security is as follows:

                                                ACQUISITION
                                ACQUISITION        COST
  SECURITY                         DATE           (000S)
  Credit Agricole, FRN,
   5.32%, 6/22/07                 3/16/07           $50,000
  Danske Bank, FRN,
   5.29%, 4/20/07                 3/16/07            38,996
  Westpac Banking Corp., FRN,
   5.30%, 4/10/07                11/21/06            60,000
  ---------------------------------------------------------

(3) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4) The nature and terms of the collateral received for the joint repurchase agreements are as follows:

                               COUPON             MATURITY
  NAME                         RATES               DATES
  U.S. Treasury Bonds       2.38%-11.25%      11/15/12-4/15/32
  U.S. Treasury Notes       2.00%             1/15/14
  ------------------------------------------------------------

(5) The nature and terms of the collateral received for the repurchase agreements are as follows:

                                  COUPON           MATURITY
  NAME                            RATES              DATES
  FNMA                         4.00%-6.92%       4/1/14-4/1/37
  FHLMC                        0.00%-5.50%       5/1/10-4/1/36
  U.S. Treasury Note/Bond      4.63%             8/31/11
  ------------------------------------------------------------

(6) The cost for federal income tax purposes was $11,537,975.

Percentages shown based on Net Assets.

At March 31, 2007, the maturity analysis (unaudited) for the Money Market Fund as a percentage of investments was:

  MATURITY ANALYSIS                                        %
  0 - 14 Days                                             43.6%
  15 - 30 Days                                            25.5
  31 - 60 Days                                            10.7
  61 - 90 Days                                             6.9
  91 - 180 Days                                            5.3
  181 - 364 Days                                           7.6
  1 - 2 Years                                              0.4
  ------------------------------------------------------------
  Total                                                  100.0%

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   31     MONEY MARKET FUNDS

MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6%
  ALABAMA - 2.4%
   Alabama HFA Revenue VRDB (AMT),
     Chapelridge Apartments Project
     (Wachovia Bank N.A. LOC),
     3.76%, 4/9/07                       $11,000       $11,000
   Birmingham Special Care
     Facilities Authority Revenue
     Bonds, Series 2003-A, Health
     Care Medical Center East
     (AmSouth Bank Birmingham LOC),
     3.67%, 4/9/07                        35,650        35,650
   Eutaw IDB PCR Refunding Bonds,
     Green County Project
     (Mississippi Power Co. Gtd.),
     3.85%, 4/2/07                         6,550         6,550
   Homewood Educational Building
     Authority Revenue VRDB, Series
     1999, Educational Facilities
     Samford University (AMBAC
     Insured),
     3.75%, 4/2/07                         1,180         1,180
   Jefferson County Obligation
     School Warrant Revenue Bonds,
     Series 2005B (AMBAC Insured),
     3.67%, 4/9/07                        66,300        66,300
   Taylor-Ryan Improvement District
     Number 2, Variable Improvement
     Bonds, Series 2005 (Wachovia
     Bank N.A. LOC),
     3.68%, 4/9/07                         8,180         8,180
   University of Alabama at
     Birmingham Hospital Revenue
     Bonds, Merrill Lynch P-Floats
     PA-1413-200 (Merrill Lynch &
     Co. Inc. Gtd.), (1)
     3.71%, 4/9/07                        10,000        10,000
  ------------------------------------------------------------
                                                       138,860
  ------------------------------------------------------------
  ALASKA - 1.5%
   Alaska State Housing Finance
     Corp. Revenue VRDB, Series
     2007C-1, Morgan Keegan
     Municipal Products, Inc.
     Various States Trust Receipts
     (Citigroup, Inc. Gtd.),  (1)
     3.70%, 4/9/07                        40,220        40,220
   Anchorage G.O. TANS, Series 2007,
     4.25%, 12/28/07                      10,000        10,049

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  ALASKA - 1.5% - (CONTINUED)
   Valdez Marine Terminal Revenue
     Refunding Bonds, Series B,
     Exxon Pipeline Co. Project
     (Exxon Mobil Corp. Gtd.),
     3.75%, 4/2/07                       $35,700       $35,700
  ------------------------------------------------------------
                                                        85,969
  ------------------------------------------------------------
  ARIZONA - 1.2%
   Arizona Health Facilities
     Authority Revenue VRDB, Series
     A, Banner Health (MBIA
     Insured),
     3.65%, 4/9/07                        51,485        51,485
   Pima County IDA Multifamily
     Housing Revenue Refunding VRDB,
     Series 2001, Eastside Place
     Apartments (FNMA LOC),
     3.67%, 4/9/07                         1,290         1,290
   Salt River Project Agricultural
     Improvement and Power District
     Revenue Bonds, Citigroup Eagle
     Series 2006-14, (1)
     3.72%, 4/9/07                         8,700         8,700
   Salt River Project System Revenue
     Bonds, Eagle Trust Series
     20020301 Class A, (1)
     3.72%, 4/9/07                         8,000         8,000
  ------------------------------------------------------------
                                                        69,475
  ------------------------------------------------------------
  ARKANSAS - 0.2%
   Boone County Hospital Revenue
     VRDB, North Arkansas Regional
     Medical Center Project (Bank of
     America N.A. LOC),
     3.66%, 4/9/07                         6,600         6,600
   Green County IDR VRDB, Series
     1999 (AMT), Jimmy Sanders, Inc.
     Project (Amsouth Bank
     Birmingham LOC),
     3.83%, 4/9/07                         4,200         4,200
  ------------------------------------------------------------
                                                        10,800
  ------------------------------------------------------------
  CALIFORNIA - 2.5%
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California COPS VRDB, Series
     2000, Episcopal Homes
     Foundation (Wells Fargo Bank
     N.A. LOC),
     3.52%, 4/9/07                         2,500         2,500

See Notes to the Financial Statements.

MONEY MARKET FUNDS    32      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  CALIFORNIA - 2.5% - (CONTINUED)
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California Revenue VRDB, Series
     2004, Thacher Schools,
     3.62%, 4/9/07                        $1,200        $1,200
   ABAG Finance Authority for
     Nonprofit Corp. Revenue VRDB,
     Series A, Elder Care Alliance
     (Citibank N.A. LOC),
     3.56%, 4/9/07                         7,800         7,800
   ABAG Finance Authority for
     Nonprofit Corp. Revenue VRDB,
     Series 2004, California Senior
     Living, Elder Care Alliance
     (Lloyds TSB Bank LOC),
     3.56%, 4/9/07                           300           300
   Adelanto Public Utility Authority
     Revenue Refunding VRDB, Utility
     System Project (AMBAC Insured),
     3.69%, 4/2/07                           200           200
   Alameda-Contra Costa Schools COPS
     VRDB, Series 2002J, Capital
     Improvement Financing Projects
     (KBC Bank N.V. LOC),
     3.52%, 4/9/07                         2,510         2,510
   Bay Area Toll Bridge Revenue
     VRDB, Series C, San Francisco
     Bay Area Toll Authority (AMBAC
     Insured),
     3.48%, 4/9/07                         5,500         5,500
   California Infrastructure and
     Economic Development Bank
     Revenue VRDB, J Paul Getty
     Trust, Series B,
     3.62%, 4/2/07                         1,100         1,100
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     2002B-1 (Bank of New York LOC),
     3.68%, 4/2/07                         2,500         2,500
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     2002C-4 (JPMorgan Chase Bank
     LOC),
     3.49%, 4/9/07                         5,700         5,700
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Subseries
     G-1 (Bank of Nova Scotia LOC),
     3.53%, 4/9/07                           800           800

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  CALIFORNIA - 2.5% - (CONTINUED)
   California State Economic
     Recovery Revenue VRDB,
     Series 2004C-2,
     3.65%, 4/2/07                          $100          $100
     Series 2004C-4,
     3.68%, 4/2/07                         1,300         1,300
     Series 2004C-16 (FSA Corp.
     Insured),
     3.50%, 4/9/07                         9,600         9,600
   California State G.O.,
     Kindergarten-University, Series
     2004A-8
     (Citibank N.A. LOC),
     3.55%, 4/9/07                         2,600         2,600
     Series 2004A-9 (Citibank N.A.
     LOC),
     3.55%, 4/9/07                           300           300
   California Statewide Communities
     Development Authority Revenue
     VRDB, Series 2001, Gemological
     Institute (AMBAC Insured),
     3.55%, 4/9/07                         2,550         2,550
   California Statewide Communities
     Development Authority Revenue
     VRDB, Series 2001, Senior
     Living Facility (Bank of New
     York LOC),
     3.53%, 4/9/07                         2,000         2,000
   California Statewide Communities
     Development Authority Revenue
     VRDB, Series 2003B, Kaiser
     Permanente Project,
     3.60%, 4/9/07                         2,350         2,350
   California Statewide Communities
     Development Authority Revenue
     VRDB, Series 2004L, Kaiser
     Permanente Project,
     3.60%, 4/9/07                         6,700         6,700
   California Statewide Communities
     Development Authority Revenue
     VRDB, University of San Diego
     (BNP Paribas LOC),
     3.60%, 4/9/07                         3,450         3,450
   City of Stockton Revenue VRDB,
     Series 2002A, Dameron Hospital
     Association (U.S. Bank N.A.
     LOC),
     3.69%, 4/2/07                           100           100
   Covina Redevelopment Agency
     Multifamily Revenue Refunding
     VRDB, Series 1994A, Shadowhills
     Apartments (FNMA LOC),
     3.54%, 4/9/07                           200           200

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   33     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  CALIFORNIA - 2.5% - (CONTINUED)
   Los Angeles Convention and
     Exhibition Center Authority
     Lease Revenue Refunding VRDB,
     Series 2003D (AMBAC Insured),
     3.50%, 4/9/07                        $4,000        $4,000
     Series 2003E (AMBAC Insured),
     3.56%, 4/9/07                        20,000        20,000
   Los Angeles Department of Water
     and Power Waterworks Revenue
     Bonds, Series 2001B-1,
     3.54%, 4/2/07                         1,700         1,700
   Los Angeles Multifamily Mortgage
     Revenue VRDB, Series 1984-A,
     Crescent Gardens Apartments
     Project (FHLMC LOC),
     3.55%, 4/9/07                         1,450         1,450
   Metropolitan Water District of
     Southern California Waterworks
     Revenue Refunding VRDB,
     Series 2003C-1,
     3.52%, 4/9/07                        17,800        17,800
     Series 2004A2,
     3.52%, 4/9/07                         5,000         5,000
   Metropolitan Water District of
     Southern California Waterworks
     Revenue VRDB, Series 2005B-2,
     3.49%, 4/9/07                         1,000         1,000
   Oxnard Financing Authority
     Wastewater Revenue VRDB,
     Headworks and Septic System
     Conversion (AMBAC Insured),
     3.55%, 4/9/07                         2,375         2,375
   Riverside County Multifamily
     Housing Authority Revenue
     Refunding VRDB, Series C, Tyler
     Springs Apartments (FNMA
     Colld.),
     3.57%, 4/9/07                         5,350         5,350
   Sacramento County Multifamily
     Housing Authority Revenue
     Refunding VRDB, Series A, Bent
     Tree Apartments (FNMA Colld.),
     3.54%, 4/9/07                         4,100         4,100
   Sacramento County Multifamily
     Housing Authority Revenue
     Refunding VRDB, Series 99,
     River C (FNMA LOC),
     3.57%, 4/9/07                         6,400         6,400

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  CALIFORNIA - 2.5% - (CONTINUED)
   San Bernadino County Housing
     Authority Multifamily Revenue
     Refunding VRDB, Montclair
     Heritage Project (FHLB of San
     Francisco LOC),
     3.56%, 4/9/07                        $1,000        $1,000
   San Francisco City and County
     Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 1985A, Bayside
     Village Project (JPMorgan Chase
     Bank LOC),
     3.56%, 4/9/07                         2,400         2,400
   Sequoia Unified High School
     District G.O. Bonds, Series
     2003-2, ABN AMRO Munitops
     Certificate Trust (MBIA
     Insured), (1)
     3.65%, 4/9/07                        11,400        11,400
  ------------------------------------------------------------
                                                       145,335
  ------------------------------------------------------------
  COLORADO - 2.4%
   Adams County Multifamily Housing
     Revenue VRDB, Series 85A,
     Hunters Cove (FHLMC LOC),
     3.67%, 4/9/07                         3,250         3,250
   Colorado Educational and Cultural
     Facilities Authority Revenue
     Bonds, Concordia University
     Irvine Project (U.S. Bank N.A.
     LOC),
     3.85%, 4/2/07                         4,425         4,425
   Colorado Educational and Cultural
     Facilities Authority Revenue
     Bonds, Series 2006, Pueblo
     Serra Worship Holdings (Wells
     Fargo Bank N.A. LOC),
     3.68%, 4/9/07                         2,000         2,000
   Colorado Educational and Cultural
     Facilities Authority Revenue
     VRDB, Series 2003, Vail
     Mountain School Project
     (KeyBank N.A. LOC),
     3.73%, 4/9/07                         5,500         5,500
   Colorado Health Facilities
     Authority Revenue Bonds,
     Frasier Meadows Manor Project
     (JPMorgan Chase Bank LOC),
     3.65%, 4/9/07                        19,805        19,805
   Colorado Health Facilities
     Authority Revenue Bonds, Series
     C-1, Christian Living Community
     (Citibank N.A. LOC),
     3.67%, 4/9/07                         7,685         7,685

See Notes to the Financial Statements.

MONEY MARKET FUNDS    34      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  COLORADO - 2.4% - (CONTINUED)
   Colorado Health Facilities
     Authority Revenue Refunding
     VRDB, Covenant Retirement
     (LaSalle Bank N.A. LOC),
     3.65%, 4/9/07                       $12,830       $12,830
   Colorado Health Facilities
     Authority Revenue VRDB, Series
     2004B, Adventist Health System
     Sunbelt (SunTrust Bank LOC),
     3.65%, 4/9/07                        15,700        15,700
   Colorado Housing and Finance
     Authority SFM Revenue Notes,
     Class 1-B-5 (AMT),
     3.85%, 6/1/07                         7,000         7,000
   Eagle County Metropolitan
     District Revenue VRDB, Series
     1999B, Eagle Ranch Golf Course
     Enterprise (Bank of America
     N.A. LOC),
     3.73%, 4/9/07                         6,570         6,570
   Greenwood Village G.O. Refunding
     VRDB, Series 2003, City of
     Fiddlers Business Improvement
     District (U.S. Bank N.A. LOC),
     3.77%, 4/9/07                         3,000         3,000
   Park Creek Metropolitan District
     Revenue Bonds, Merrill Lynch P-
     Floats 157 (Danske Bank
     Gtd.), (1) (2)
     3.68%, 2/14/08                       36,995        36,995
   Summit County Recreational
     Facilities Revenue Refunding
     Bonds, Series 1992, Copper
     Mountain (Bank of Nova Scotia
     LOC),
     3.75%, 4/9/07                         8,320         8,320
   Westminster EDA Tax Increment
     Revenue VRDB, Series 2005,
     North Huron Urban Renewal
     Project (Depfa Bank PLC LOC),
     3.67%, 4/9/07                        10,000        10,000
  ------------------------------------------------------------
                                                       143,080
  ------------------------------------------------------------
  DISTRICT OF COLUMBIA - 0.8%
   District of Columbia Metropolitan
     Airport Authority Revenue Bonds
     (AMT), Citigroup ROCS Number 54
     (MBIA Insured), (1)
     3.79%, 4/9/07                         2,495         2,495

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  DISTRICT OF COLUMBIA - 0.8% - (CONTINUED)
   District of Columbia Multifamily
     Housing Finance Agency Revenue
     Bonds (AMT), Merrill Lynch
     P-Floats PT-2391 (Merrill Lynch
     & Co. Inc., Gtd.), (1)
     3.76%, 4/9/07                        $2,410        $2,410
   District of Columbia Revenue
     VRDB, Series 2001, Henry J.
     Kaiser Foundation,
     3.71%, 4/9/07                        10,100        10,100
   District of Columbia Revenue
     VRDB, Series 2005, Georgetown
     Day School Issue (SunTrust Bank
     LOC),
     3.66%, 4/9/07                        19,000        19,000
   District of Columbia Water and
     Sewer Authority Revenue Bonds,
     Series 1998, Citibank Eagle
     Trust 985201 (FSA Corp.
     Insured), (1)
     3.72%, 4/9/07                         3,300         3,300
   District of Columbia Water and
     Sewer Revenue Bonds, Citicorp
     Eagle Trust 8121A (FSA Corp.
     Insured), (1)
     3.72%, 4/9/07                         7,590         7,590
  ------------------------------------------------------------
                                                        44,895
  ------------------------------------------------------------
  FLORIDA - 4.6%
   Brevard County Healthcare
     Facilities Revenue Refunding
     VRDB, Series 2003, Health
     First, Inc. Project (SunTrust
     Bank LOC),
     3.80%, 4/2/07                           250           250
   Charlotte County Utility Revenue
     Refunding VRDB, Series 2003A
     (FSA Corp. Insured),
     3.68%, 4/9/07                        10,000        10,000
   Dade County Special Obligation
     Refunding Bonds, Morgan Stanley
     Floating Rate Trust
     Certificates, Series 2000-415
     (AMBAC Insured), (1)
     3.69%, 4/9/07                         8,995         8,995
   Florida Board of Education
     Capital Outlay Revenue Bonds,
     Citicorp Eagle Trust, Series
     20000902, (1)
     3.72%, 4/9/07                         4,550         4,550
   Florida Gas Utility Revenue VRDB,
     Series 2006, Gas Supply Project
     Number 2-A-2,
     3.65%, 4/9/07                        34,900        34,900

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   35     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  FLORIDA - 4.6% - (CONTINUED)
   Florida Housing Finance Corp.
     Revenue Bonds, Merrill Lynch
     P-Floats 305 (Merrill Lynch &
     Co., Inc. Gtd.), (1)
     3.74%, 4/9/07                       $17,170       $17,170
   Florida State Board of Education
     G.O., Eagle 720050054 -- Class
     A, (1)
     3.72%, 4/9/07                         7,000         7,000
   Florida State Department of
     Juvenile Justice Lease
     Certificates Revenue Bonds,
     Wachovia MERLOTS Series
     2000-OOO (MBIA Insured), (1)
     3.69%, 4/9/07                         5,310         5,310
   Highlands County Health
     Facilities Authority Revenue
     VRDB, Series 1996A, Adventist
     Health System Sunbelt (SunTrust
     Bank LOC),
     3.65%, 4/9/07                         2,100         2,100
   Highlands County Health
     Facilities Authority Revenue
     VRDB, Series 1996A,
     Adventist/Sunbelt (FGIC
     Insured),
     3.65%, 4/9/07                        47,290        47,290
   Highlands County Health
     Facilities Authority Revenue
     VRDB, Series 1997A, Adventist
     Health System Sunbelt (SunTrust
     Bank LOC),
     3.65%, 4/9/07                        14,480        14,480
   Highlands County Health
     Facilities Authority Revenue
     Refunding VRDB, Series B,
     Adventist Health (FGIC
     Insured),
     3.66%, 4/9/07                        15,000        15,000
   Highlands County Health
     Facilities Authority Revenue
     VRDB, Series 2000A, Adventist
     Health System Sunbelt (FGIC
     Insured),
     3.65%, 4/9/07                        17,050        17,050
   Highlands County Health
     Facilities Authority Revenue
     VRDB, Series 2003B, Adventist
     Health System Sunbelt
     (SunTrust Bank LOC),
     3.66%, 4/9/07                        10,805        10,805
   Lee County IDA Healthcare
     Facilities Revenue VRDB, Series
     1999B, Shell Point Village
     Project
     (Bank of America N.A. LOC),
     3.65%, 4/9/07                        15,115        15,115

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  FLORIDA - 4.6% - (CONTINUED)
   Lee County IDA Healthcare
     Facilities Revenue VRDB, Series
     2002A, Shell Point Village
     Project
     (Bank of America N.A. LOC),
     3.65%, 4/9/07                        $8,405        $8,405
   Orlando and Orange County
     Expressway Authority Revenue
     VRDB, Subseries D (AMBAC
     Insured),
     3.63%, 4/9/07                        18,340        18,340
   Orlando and Orange County
     Expressway Authority Revenue
     VRDB, Subseries E (AMBAC
     Insured),
     3.63%, 4/9/07                         8,940         8,940
   Palm Beach County Health
     Facilities Authority Revenue
     VRDB, Series 2001, Bethesda
     Healthcare Systems Project
     (SunTrust Bank LOC),
     3.80%, 4/2/07                        19,000        19,000
   Pinellas County Health Facility
     Authority Revenue Refunding
     VRDB, Series A, Bayfront
     Hospital (SunTrust Bank LOC),
     3.80%, 4/2/07                         5,000         5,000
   Polk County IDA Revenue Bonds,
     Series 2004, Lifepath Hospice
     Project (SunTrust Bank LOC),
     3.66%, 4/9/07                         2,700         2,700
  ------------------------------------------------------------
                                                       272,400
  ------------------------------------------------------------
  GEORGIA - 5.9%
   Albany-Dougherty County Hospital
     Authority Revenue Bonds, Series
     96, Phoebe Putney Memorial
     Hospital (AMBAC Insured),
     3.65%, 4/9/07                        18,645        18,645
   Burke County Development
     Authority PCR Bonds, Vogtle
     First Series, Georgia Power
     Plant Co.,
     3.76%, 6/1/07                        20,000        20,000
   Clayton County Development
     Authority Revenue VRDB, Series
     2000A, Delta Airlines Project
     (General Electric Capital Corp.
     LOC), (1)
     3.74%, 4/9/07                        40,400        40,400

See Notes to the Financial Statements.

MONEY MARKET FUNDS    36      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  GEORGIA - 5.9% - (CONTINUED)
   Clayton County Housing Authority
     Revenue Bonds, Series 1985,
     Rivers Edge Development (FHLMC
     Gtd.),
     3.68%, 4/9/07                        $6,000        $6,000
   Cobb County G.O. TANS,
     4.00%, 12/31/07                      10,000        10,033
   DeKalb County Housing Authority
     Multifamily Revenue VRDB, Post
     Brook Project (FNMA Gtd.),
     3.66%, 4/9/07                         4,300         4,300
   DeKalb County Hospital Authority
     Revenue VRDB, Series 2005,
     Revenue Anticipation
     Certificates, DeKalb Medical
     Center, Inc. Project (SunTrust
     Bank LOC),
     3.66%, 4/9/07                         8,000         8,000
   DeKalb County Water and Sewer
     Revenue Bonds, Citigroup ROCS
     RR-II-R-9079,  (1)
     3.71%, 4/9/07                        29,995        29,995
   Fulco Hospital Authority Revenue
     Anticipation Certificates,
     Series 1999, Piedmont Hospital
     Project (SunTrust Bank LOC),
     3.65%, 4/9/07                        26,675        26,675
   Fulton County Development
     Authority Revenue Bonds, Series
     2004, Holy Innocents Episcopal
     School Project (SunTrust Bank
     LOC),
     3.66%, 4/9/07                         8,900         8,900
   Georgia Medical Center Hospital
     Authority Revenue Bonds, Series
     2004, Spring Harbor at Green
     Island (HBOS Treasury Services
     LOC),
     3.65%, 4/9/07                         4,400         4,400
   Georgia State G.O. Bonds, (1)
     Eagle Trust Series 97C1001,
     3.72%, 4/9/07                        15,500        15,500
     Eagle Trust Series 97C1002,
     3.72%, 4/9/07                        15,100        15,100
     Eagle Trust Series 99D1002,
     3.72%, 4/9/07                        24,280        24,280
   Gordon County Hospital Authority
     Revenue VRDB, Series 1996-A,
     Adventist Health Systems
     Sunbelt Project (SunTrust Bank
     LOC),
     3.80%, 4/9/07                           730           730

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  GEORGIA - 5.9% - (CONTINUED)
   Gwinnett County Multifamily
     Housing Revenue VRDB, Series
     1996, Post Corners Project
     (FNMA Gtd.),
     3.60%, 4/9/07                       $14,460       $14,460
   Gwinnett County Multifamily
     Housing Revenue VRDB, Series
     1998, Post Court Project (FNMA
     Gtd.),
     3.65%, 4/9/07                        10,000        10,000
   Macon Water and Sewer Authority
     Revenue Bonds, Series 2004,
     3.66%, 4/9/07                        10,020        10,020
   Private Colleges and Universities
     Authority Revenue VRDB, Series
     2005 B-1, Emory University,
     3.62%, 4/9/07                        39,900        39,900
   Richmond County Authority Revenue
     Anticipation Certificates,
     Series 2003, University Health
     Services, Inc. Project
     (SunTrust Bank LOC),
     3.66%, 4/9/07                         8,800         8,800
   Roswell Housing Authority
     Multifamily Revenue Refunding
     VRDB, Series 2002, Chambrel
     Roswell (FNMA Gtd.),
     3.67%, 4/9/07                        10,000        10,000
   Smyrna Housing Authority
     Multifamily Housing Revenue
     VRDB, Series 1995, Hills of
     Post Village Project (FNMA
     Gtd.),
     3.65%, 4/9/07                         4,000         4,000
   Smyrna Housing Authority
     Multifamily Housing Revenue
     VRDB, Series 1996, Gardens Post
     Village Project (FNMA Gtd.),
     3.65%, 4/9/07                         7,950         7,950
   Thomasville Hospital Authority
     Revenue Anticipation
     Certificates, Series 2003, John
     D. Archibold Memorial Hospital
     Project
     (SunTrust Bank LOC),
     3.66%, 4/9/07                         5,300         5,300
   Waleska Downtown Development
     Authority Revenue VRDB,
     Reinhardt College Project
     (Regions Bank LOC),
     3.68%, 4/9/07                         3,600         3,600
  ------------------------------------------------------------
                                                       346,988
  ------------------------------------------------------------

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   37     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  HAWAII - 0.1%
   Hawaii State G.O. Bonds, Citicorp
     Eagle Trust 2000-1101 (FGIC
     Insured), (1)
     3.72%, 4/9/07                        $6,000        $6,000
  ------------------------------------------------------------
  IDAHO - 0.0%
   Boise City Housing Authority
     Revenue VRDB, Series 2002B,
     Civic Plaza Housing Project
     (KeyBank N.A. LOC),
     3.80%, 4/9/07                           460           460
  ------------------------------------------------------------
  ILLINOIS - 13.2%
   Aurora Kane and DuPage Counties
     IDB Revenue Bonds (AMT), Series
     1999, Jania Family LLC Project
     (LaSalle Bank N.A. LOC),
     3.78%, 4/9/07                         4,460         4,460
   Chicago Board of Education G.O.,
     Series A PA 616, School Reform
     Board (FGIC Insured), (1)
     3.73%, 4/9/07                         6,705         6,705
   Chicago Board of Education G.O.
     Variable Rate Certificates,
     Series 2000A, School Reform
     Board (FGIC Insured), (1)
     3.75%, 4/9/07                         6,200         6,200
   Chicago G.O. Bonds, Series B
     2002,
     3.68%, 4/9/07                         6,600         6,600
   Chicago G.O. Project and
     Refunding Bonds, Series 1998M,
     Bank of America Partnership
     (FGIC Insured), (1)
     3.75%, 4/9/07                        15,000        15,000
   Chicago G.O. Refunding Bonds,
     Series 1998, Citicorp Eagle
     Trust 981302 (FSA Corp.
     Insured), (1)
     3.72%, 4/9/07                        11,600        11,600
   Chicago G.O. Revenue Refunding
     VRDB, Series 2005D, Refunding
     Project (FSA Corp. Insured),
     3.65%, 4/9/07                        27,500        27,500
   Chicago G.O. Tender Notes, Series
     2006 (Bank of America N.A.
     LOC),
     3.52%, 10/11/07                      10,000        10,000
   Chicago Housing Revenue Bonds,
     Lehman Municipal Trust Receipts
     K58 (FSA Corp. Insured), (1)
     3.70%, 4/9/07                        23,125        23,125

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  ILLINOIS - 13.2% - (CONTINUED)
   Elmhurst Revenue Bonds,
     Commission Accreditation of
     Healthcare Project (JPMorgan
     Chase Bank LOC),
     3.70%, 4/9/07                        $9,550        $9,550
   Evanston G.O. VRDB, Series C,
     Recreation Center Project,
     3.65%, 4/9/07                         3,300         3,300
   Evanston, Illinois G.O., Series
     2002A, Sherman Plaza,
     3.65%, 4/9/07                        18,050        18,050
   Illinois Development Finance
     Authority IDR Bonds, Series
     1990B, Tajon Warehouse Project
     (JPMorgan Chase Bank LOC),
     3.81%, 4/9/07                         2,225         2,225
   Illinois Development Finance
     Authority IDR VRDB, Series 2000
     (AMT), Olson International
     Limited Project (JPMorgan Chase
     Bank LOC),
     4.00%, 4/9/07                           455           455
   Illinois Development Finance
     Authority Revenue Bonds, Series
     2001, YMCA of Metropolitan
     Chicago Project (Harris N.A.
     LOC),
     3.70%, 4/9/07                        28,500        28,500
   Illinois Development Finance
     Authority Revenue Bonds, Series
     2004, Robert Morris College
     (JPMorgan Chase Bank LOC),
     3.73%, 4/9/07                        10,935        10,935
   Illinois Development Finance
     Authority Revenue VRDB, Series
     1998, American Youth Hostels
     Project (Harris N.A. LOC),
     3.70%, 4/9/07                         6,975         6,975
   Illinois Development Finance
     Authority Revenue VRDB, Series
     1999D1, AMR Pooled Program
     (Fifth Third Bank LOC),
     3.72%, 4/9/07                         2,200         2,200
   Illinois Development Finance
     Authority Revenue VRDB, Series
     1999D2, AMR Pooled Program
     (Fifth Third Bank LOC),
     3.72%, 4/9/07                         7,260         7,260
   Illinois Development Finance
     Authority Revenue VRDB, Series
     2002, St. Augustine College
     Project (JPMorgan Chase Bank
     LOC),
     3.78%, 4/2/07                         5,290         5,290

See Notes to the Financial Statements.

MONEY MARKET FUNDS    38      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  ILLINOIS - 13.2% - (CONTINUED)
   Illinois Educational Facilities
     Authority Revenue Bonds,
     Northwestern University, Macon
     Trust Variable Rate
     Certificates Series D, (1)
     3.69%, 4/9/07                        $7,005        $7,005
   Illinois Educational Facilities
     Authority Revenue Bonds, Series
     A, IIT Student Housing (Harris
     N.A. LOC),
     3.66%, 4/9/07                        20,095        20,095
   Illinois Educational Facilities
     Authority Revenue Bonds, Series
     2002, Aurora University
     (Fifth Third Bank LOC),
     3.73%, 4/9/07                         3,300         3,300
   Illinois Educational Facilities
     Authority Revenue VRDB, Series
     2001, Concordia University
     River Project (U.S. Bank N.A.
     LOC),
     3.85%, 4/2/07                         8,000         8,000
   Illinois Finance Authority RANS,
     Series 2007-B, Jewish Program
     (Harris N.A. LOC),
     3.70%, 4/9/07                         6,840         6,840
   Illinois Finance Authority
     Revenue Bonds, Kohl Childrens
     Museum (Fifth Third Bank LOC),
     3.66%, 4/9/07                         2,380         2,380
   Illinois Finance Authority
     Revenue Bonds, Series A, All
     Saints Catholic (Harris N.A.
     LOC),
     3.70%, 4/9/07                        12,400        12,400
   Illinois Finance Authority
     Revenue Bonds, Series 2004,
     Community Action Partnership
     (Citibank N.A. LOC),
     3.66%, 4/9/07                         5,930         5,930
   Illinois Finance Authority
     Revenue VRDB, Series 2004B2,
     Northwestern Memorial Hospital,
     3.78%, 4/2/07                        18,140        18,140
   Illinois Finance Authority
     Revenue VRDB, Series 2005C,
     Friendship Village Schaumburg
     (LaSalle Bank N.A. LOC),
     3.65%, 4/9/07                        21,550        21,550
   Illinois Finance Authority
     Revenue VRDB, Series 2006B,
     Loyola University Health System
     (Harris N.A. LOC),
     3.66%, 4/9/07                        39,300        39,300

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  ILLINOIS - 13.2% - (CONTINUED)
   Illinois Finance Authority
     Revenue VRDB, Series D, The
     Clare At Water Tower Project
     (LaSalle Bank N.A. Loc),
     3.66%, 4/9/07                       $15,000       $15,000
   Illinois Finance Authority
     Revenue VRDB, Landing at
     Plymouth Place (LaSalle Bank
     N.A. LOC),
     3.65%, 4/9/07                        17,500        17,500
   Illinois Finance Authority
     Revenue VRDB, WBEZ Alliance
     Income Project (LaSalle Bank
     N.A. LOC),
     3.67%, 4/9/07                         3,000         3,000
   Illinois Health Facilities
     Authority Revenue Bonds,
     Advocate Healthcare Network,
     Series 2003A,
     3.85%, 7/6/07                        10,550        10,550
   Illinois Health Facilities
     Authority Revenue VRDB, Series
     2003, Memorial Health Systems
     (JPMorgan Chase Bank LOC),
     3.84%, 4/2/07                         2,500         2,500
   Illinois Metropolitan Water
     Reclamation District, ABN AMRO
     Munitops Certificate Trust
     2006-29, (1)
     3.70%, 4/9/07                        10,000        10,000
   Illinois Multifamily Finance
     Authority, Series 2005,
     Villagebrook Apartments Project
     (FHLMC LOC),
     3.75%, 4/9/07                         5,700         5,700
   Illinois State G.O. Bonds, Series
     2002, Tax-Exempt Eagle Trust
     20021301, Illinois First (FGIC
     Insured), (1)
     3.72%, 4/9/07                         5,000         5,000
   Illinois State G.O. Bonds, Series
     1630, Morgan Stanley Floaters, (1)
     3.69%, 4/9/07                        24,165        24,165
   Illinois State G.O. Cash Flow
     Management Notes, Series 2007,
     4.25%, 6/7/07                        15,000        15,017
   Illinois State G.O. VRDB, Series
     2003B,
     3.66%, 4/9/07                       191,300       191,300
   Illinois State Sales TRB, Salomon
     Smith Barney Eagle Trust, (1)
     3.72%, 4/9/07                         5,045         5,045

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   39     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  ILLINOIS - 13.2% - (CONTINUED)
   Illinois State Sales Tax Revenue
     VRDB, Bank of America Macon
     Trust Receipts Series C, (1)
     3.69%, 4/9/07                        $3,500        $3,500
   Illinois State Tollway Highway
     Revenue Bonds, Series A2, ABN
     AMRO Munitops Certificate Trust
     2006-44 (FSA Corp.
     Insured), (1)
     3.70%, 4/9/07                        40,000        40,000
   Lisle Multifamily Housing
     Authority Revenue Bonds, Ashley
     of Lisle Project (FHLMC LOC),
     3.66%, 4/9/07                        18,900        18,900
   Metropolitan Pier and Exposition
     Authority Revenue Bonds,
     Citicorp Eagle Trust Series
     20026001
     (MBIA Insured), (1)
     3.72%, 4/9/07                        10,000        10,000
   Normal G.O. VRDN, Series 2003,
     McLean County Project,
     3.70%, 4/9/07                         4,750         4,750
   Quad Cities Regional EDA Revenue
     Bonds, Augustana College
     Project (Harris N.A. LOC),
     3.67%, 4/9/07                        14,900        14,900
   Regional Transportation Authority
     Revenue Bonds, Citicorp Eagle
     Trust Series 20001303
     (MBIA Insured), (1)
     3.72%, 4/9/07                        14,510        14,510
   Rockford Revenue Bonds, Series
     2002, Wesley Willows Obligation
     (Marshall & Ilsley Bank LOC),
     3.78%, 4/2/07                         4,985         4,985
   University of Illinois Auxiliary
     Facility Revenue Bonds, Eagle
     Trust Series 20001301
     (MBIA Insured), (1)
     3.72%, 4/9/07                         3,000         3,000
   Warren County Industrial Project
     Revenue Bonds, Series 2002,
     Monmouth College Project
     (Allied Irish Bank LOC),
     3.68%, 4/9/07                         5,430         5,430
  ------------------------------------------------------------
                                                       775,622
  ------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  INDIANA - 4.2%
   Dearborn County Industrial
     Economic Development Revenue
     VRDB, Series 2006, Dearborn
     County Hospital Project
     (JPMorgan Chase Bank LOC),
     3.69%, 4/9/07                       $15,000       $15,000
   Fort Wayne Economic Development
     Revenue VRDB, Series 2004,
     University of St. Francis
     (JPMorgan Chase Bank LOC),
     3.73%, 4/9/07                         2,800         2,800
   Hobart Industrial Economic
     Development Revenue VRDB (AMT),
     Albanese Confectionery (Harris
     N.A. LOC),
     3.75%, 4/9/07                         3,385         3,385
   Indiana Bond Bank Revenue Bonds,
     Series 2007A, Advanced Funding
     Program Notes,
     4.25%, 1/31/08                       35,000        35,170
   Indiana Development Finance
     Authority Industrial Revenue
     Bonds, Series 1999, Youth
     Opportunity Center Project
     (JPMorgan Chase Bank LOC),
     3.73%, 4/9/07                         1,500         1,500
   Indiana Development Finance
     Authority Revenue VRDB, Series
     2001 (AMT), Bhar, Inc. Project
     (JPMorgan Chase Bank LOC),
     4.00%, 4/9/07                         1,300         1,300
   Indiana Educational Facilities
     Authority Revenue VRDB, Series
     2003, Franklin College
     (JPMorgan Chase Bank LOC),
     3.84%, 4/2/07                         2,800         2,800
   Indiana Health and Educational
     Facilities Finance Authority
     Revenue VRDB, Community
     Hospital LaGrange County
     (National City Bank Cleveland
     LOC),
     3.68%, 4/9/07                        12,465        12,465
   Indiana Health and Educational
     Facilities Finance Authority
     Revenue VRDB, Parkview Health
     Systems (AMBAC Insured),
     Series 2005A,
     3.66%, 4/9/07                        28,000        28,000
     Series 2005B,
     3.66%, 4/9/07                        37,590        37,590

See Notes to the Financial Statements.

MONEY MARKET FUNDS    40      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  INDIANA - 4.2% - (CONTINUED)
   Indiana Health Facility Financing
     Authority Revenue VRDB, Series
     2000, Senior Living Greencroft
     Project (LaSalle Bank N.A.
     LOC),
     3.66%, 4/9/07                       $10,754       $10,754
   Indiana Health Facility Financing
     Authority Revenue VRDB, Series
     2004A, Margaret Mary Community
     Hospital Project
     (Fifth Third Bank LOC),
     3.84%, 4/2/07                         1,400         1,400
   Indiana Hospital Equipment
     Financing Revenue VRDB,
     Hospital Equipment Program
     Project (MBIA Insured),
     3.68%, 4/9/07                        10,510        10,510
   Indiana State Development Finance
     Authority Revenue VRDB, Indiana
     Historical Society, Inc.
     Project (JPMorgan Chase Bank
     LOC),
     3.70%, 4/9/07                         6,640         6,640
   Indianapolis Local Public
     Improvement Bond Bank Revenue
     VRDB, Waterworks Project Series
     G-3 (MBIA Insured),
     3.66%, 4/9/07                        28,220        28,220
   Knox Economic Development Revenue
     VRDB (AMT), J.W. Hicks, Inc.
     Project (Harris N.A. LOC),
     3.75%, 4/9/07                         2,185         2,185
   Marion Economic Development
     Revenue VRDB, Wesleyan
     University Project (Bank of
     America N.A. LOC),
     3.66%, 4/9/07                         6,400         6,400
   Marshall County Industrial
     Economic Development Revenue
     VRDB, Series 2000, Culver
     Educational Foundation Project
     (Bank of New York LOC),
     3.70%, 4/9/07                        12,500        12,500
   Mt. Vernon Industrial Pollution
     Control and Solid Waste
     Disposal Revenue VRDB, General
     Electric Co. Project,
     3.77%, 4/2/07                        10,600        10,600
   Terre Haute Industrial Economic
     Development Revenue Bonds,
     Series 1985, First Financial
     Corp. Project (JPMorgan Chase
     Bank LOC),
     3.73%, 4/9/07                           300           300

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  INDIANA - 4.2% - (CONTINUED)
   Vincennes University Revenue
     Bonds, Series 2004G, Student
     Fees (JPMorgan Chase Bank LOC),
     3.68%, 4/9/07                       $18,090       $18,090
  ------------------------------------------------------------
                                                       247,609
  ------------------------------------------------------------
  IOWA - 0.6%
   Iowa Finance Authority Retirement
     Community Revenue Bonds, Series
     2003A, Deerfield Retirement
     (LaSalle Bank N.A. LOC),
     3.65%, 4/9/07                        21,700        21,700
   Iowa Finance Authority Revenue
     VRDB, Series B, Wheaton
     Franciscan (MBIA Insured),
     3.66%, 4/9/07                         9,700         9,700
   Iowa Higher Education Loan
     Authority Revenue VRDB, Private
     College, Series 2003, Des
     Moines University Project
     (Allied Irish Bank LOC),
     3.84%, 4/2/07                           800           800
   Iowa Higher Education Loan
     Authority Revenue VRDB, Series
     2003, Graceland College (Bank
     of America N.A. LOC),
     3.71%, 4/9/07                         1,600         1,600
  ------------------------------------------------------------
                                                        33,800
  ------------------------------------------------------------
  KANSAS - 1.4%
   Colwich IDR Bonds, Series 1999
     (AMT), EPCO Carbondioxide
     Project (Regions Bank LOC),
     3.76%, 4/9/07                         1,075         1,075
   Kansas Development Finance
     Authority Revenue VRDB, Series
     1998BB, Shalom Village
     Obligation Group
     (Citibank N.A. LOC),
     3.65%, 4/9/07                         3,125         3,125
   Kansas Development Finance
     Authority Revenue VRDB, Series
     2004C, Adventist Health
     System/Sunbelt
     (SunTrust Bank LOC),
     3.67%, 4/9/07                         2,000         2,000
   Kansas Department of
     Transportation Highway Revenue
     Bonds, Eagle Series
     20001601, (1)
     3.72%, 4/9/07                         5,975         5,975

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   41     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  KANSAS - 1.4% - (CONTINUED)
   Kansas Department of
     Transportation Highway Revenue
     Bonds, Series 2004C-1,
     3.63%, 4/9/07                       $16,600       $16,600
   Kansas Department of
     Transportation Highway Revenue
     Bonds, Series C3,
     3.63%, 4/9/07                        22,575        22,575
   Lenexa Multifamily Housing
     Revenue Refunding VRDB, Series
     2003A, Barrington Park
     Apartments
     (FNMA LOC),
     3.66%, 4/9/07                         2,845         2,845
   Olathe Health Facilities Revenue
     VRDB, Series 2002A, Olathe
     Medical Center (AMBAC Insured),
     3.79%, 4/2/07                         4,875         4,875
   Olathe Senior Living Facility
     Revenue VRDB, Series C-1,
     Catholic Care Campus (LaSalle
     Bank N.A. LOC),
     3.66%, 4/9/07                        22,000        22,000
  ------------------------------------------------------------
                                                        81,070
  ------------------------------------------------------------
  KENTUCKY - 0.7%
   Clark County Industrial Building
     Revenue Bonds, Series 1996
     (AMT), Bluegrass Art Cast
     Project (JPMorgan Chase Bank
     LOC),
     4.00%, 4/9/07                         1,150         1,150
   Fort Mitchell League of Cities
     Revenue VRDB, Series 2002A,
     Trust Lease Program
     (U.S. Bank N.A. LOC),
     3.71%, 4/9/07                        12,150        12,150
   Henderson County Revenue
     Refunding Bonds,
     Murray-Calloway County Public
     Hospital Project (Branch
     Banking & Trust Co. LOC),
     3.75%, 4/9/07                         5,035         5,035
   Kentucky Housing Revenue Bonds
     (AMT), Clipper Tax-Exempt Trust
     Certificates Series
     2005-35, (1)
     3.74%, 4/9/07                        10,000        10,000
   Morehead League of Cities Revenue
     VRDB, Series 2004A, Trust Lease
     Program (U.S. Bank N.A. LOC),
     3.71%, 4/9/07                        11,037        11,037
  ------------------------------------------------------------
                                                        39,372
  ------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  LOUISIANA - 2.1%
   Louisiana Environmental
     Facilities Development Revenue
     Bonds, Series 2004, Sacred
     Heart Project (SunTrust Bank
     LOC),
     3.71%, 4/9/07                        $1,000        $1,000
   Louisiana Public Facilities
     Authority Revenue Bonds, Series
     1985A, Hospital Equipment
     Financing and Refunding
     (JPMorgan Chase Bank LOC),
     3.68%, 4/9/07                        29,700        29,700
   Louisiana Public Facilities
     Authority Revenue VRDB, Series
     2004, Tiger Athletic Foundation
     Project (Regions Bank LOC),
     3.66%, 4/9/07                        34,685        34,685
   Louisiana State Municipal Natural
     Gas Purchasing and District
     Authority Revenue Bonds, Series
     1411Q, Putters (JPMorgan Chase
     Bank LOC), (1)
     3.71%, 4/9/07                        51,695        51,695
   Louisiana State Offshore Terminal
     Authority Deepwater Revenue
     Refunding Bonds, Series 2003A,
     LOOP LLC Project (SunTrust Bank
     LOC),
     3.80%, 4/2/07                         1,650         1,650
   Louisiana State Offshore Terminal
     Authority Deepwater Revenue
     Refunding Bonds, Series 2003B
     (JPMorgan Chase Bank LOC),
     3.68%, 4/9/07                         5,700         5,700
  ------------------------------------------------------------
                                                       124,430
  ------------------------------------------------------------
  MAINE - 0.2%
   Maine State Housing Authority
     Mortgage Purchase Bonds, Series
     1998F2 (AMT), (1)
     3.85%, 4/9/07                         9,995         9,995
   Maine State Turnpike Authority
     Revenue Bonds, Eagle Trust
     Series 20001901
     (FGIC Insured), (1)
     3.72%, 4/9/07                         3,000         3,000
  ------------------------------------------------------------
                                                        12,995
  ------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET FUNDS    42      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  MARYLAND - 1.0%
   Gaithersburg Economic Development
     Revenue VRDB, Series B, Asbury
     Maryland Obligation
     (KBC Bank N.V. LOC),
     3.67%, 4/9/07                        $4,900        $4,900
   Howard County Revenue Refunding
     VRDB, Series 2002A, Vantage
     House Facilities (LaSalle Bank
     N.A. LOC),
     3.65%, 4/9/07                        14,930        14,930
   Maryland Health and Higher
     Educational Facilities
     Authority Revenue Bonds, Series
     A, Charleston Community (Bank
     of America N.A. LOC),
     3.65%, 4/9/07                         3,700         3,700
   Maryland Health and Higher
     Educational Facilities
     Authority Revenue Refunding
     VRDB, Series 2005B, Adventist
     Healthcare (Manufacturers &
     Traders Trust Co. LOC),
     3.67%, 4/9/07                        13,800        13,800
   Maryland Industrial Development
     Financing Authority Revenue
     VRDB, Series 2005B, Our Lady of
     Good Counsel Project
     (Manufacturers & Traders Trust
     Co. LOC),
     3.70%, 4/9/07                         8,356         8,356
   Montgomery County Housing
     Opportunities Commission
     Multifamily Housing Revenue
     Bonds, Series 1991-A, Oakwood
     Apartments (FHLMC LOC),
     3.67%, 4/9/07                        15,320        15,320
  ------------------------------------------------------------
                                                        61,006
  ------------------------------------------------------------
  MASSACHUSETTS - 5.2%
   Massachusetts State Development
     Finance Agency Multifamily
     Revenue Bonds, Variable
     Certificates Austin Trust
     Receipts (Bank of America N.A.
     LOC), (1)
     3.70%, 4/9/07                        10,750        10,750
   Massachusetts State Development
     Finance Agency Revenue VRDB,
     Harvard University,
     3.60%, 4/9/07                        15,000        15,000

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  MASSACHUSETTS - 5.2% - (CONTINUED)
   Massachusetts State Development
     Finance Agency Revenue VRDB,
     Series 2003, Lesley University
     (Bank of America N.A. LOC),
     3.70%, 4/9/07                        $4,800        $4,800
   Massachusetts State Development
     Finance Agency Revenue VRDB,
     Series 2004, Groton School,
     3.70%, 4/9/07                         7,500         7,500
   Massachusetts State Development
     Finance Agency Revenue VRDB,
     Series 2005, ISO New England,
     Inc. (KeyBank N.A. LOC),
     3.68%, 4/9/07                         5,000         5,000
   Massachusetts State G.O.
     Refunding VRDB, Series 2001C,
     3.63%, 4/9/07                        67,470        67,470
   Massachusetts State G.O.
     Refunding VRDB, Series 2005A,
     3.66%, 4/9/07                       126,500       126,500
   Massachusetts State Health and
     Educational Facilities
     Authority Revenue VRDB, Series
     1999R, Harvard University,
     3.73%, 4/2/07                        21,650        21,650
   Massachusetts Transit Improvement
     Association Revenue VRDB,
     Series 2002B, Lease Revenue
     Demand Obligations
     (AMBAC Insured),
     3.65%, 4/9/07                        49,110        49,110
  ------------------------------------------------------------
                                                       307,780
  ------------------------------------------------------------
  MICHIGAN - 5.0%
   Ann Arbor Michigan Economic
     Development Corp. Limited
     Obligation Revenue Refunding
     Bonds, Series B, Glacier Hills
     Project (JPMorgan Chase Bank
     LOC),
     3.65%, 4/9/07                         2,950         2,950
   Avondale School District, Series
     2003, Citigroup ROCS RR II R
     2047, (1)
     3.71%, 4/9/07                         6,385         6,385
   Detroit Sewer Disposal Revenue
     VRDB, Series A, Second Lien
     (FGIC Insured),
     3.65%, 4/9/07                        25,200        25,200

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   43     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  MICHIGAN - 5.0% - (CONTINUED)
   Detroit Sewage Disposal System
     Senior Lien Revenue Refunding
     Bonds, Series 2001E (FGIC
     Insured),
     3.78%, 7/12/07                      $37,680       $37,680
   Farmington Hills Hospital Finance
     Authority Revenue Bonds, Series
     1991, Botsford General Hospital
     (MBIA Insured),
     3.84%, 4/2/07                         2,950         2,950
   Grand Rapids Economic Development
     Corp. Revenue Refunding Bonds,
     Series 1991A, Amway Hotel
     (Standard Federal Bank N.A.
     LOC),
     3.67%, 4/9/07                         1,100         1,100
   Kalamazoo Economic Development
     Corp. Limited Obligation
     Revenue Refunding VRDB,
     Heritage Project (Fifth Third
     Bank LOC),
     3.65%, 4/9/07                         4,705         4,705
   Macomb County Hospital Finance
     Authority Revenue Refunding
     VRDB, Series 2003A-2, Mt.
     Clemens General (Comerica Bank
     LOC),
     3.80%, 4/2/07                         3,700         3,700
   Michigan Higher Education
     Facilities Authority Revenue
     Refunding VRDB, Series 2006,
     Albion College (JPMorgan Chase
     Bank LOC),
     3.66%, 4/9/07                        56,385        56,385
   Michigan Municipal Bond Authority
     Revenue Notes, Series B-2 (Bank
     of Nova Scotia LOC),
     4.50%, 8/20/07                       56,500        56,673
   Michigan State G.O. Notes,
     Series A 2006,
     4.25%, 9/28/07                       71,275        71,506
   Michigan State Hospital Finance
     Authority Revenue Refunding
     VRDB, Series 2003A, Crittenton
     Hospital (Comerica Bank LOC),
     3.80%, 4/2/07                           100           100
   Michigan State Hospital Finance
     Authority Revenue VRDB, Series
     1999A, Covenant Retirement
     (LaSalle Bank N.A. LOC),
     3.65%, 4/9/07                           430           430

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  MICHIGAN - 5.0% - (CONTINUED)
   Michigan State Hospital Finance
     Authority Revenue VRDB, Series
     2002, Hospice of Michigan
     (Fifth Third Bank LOC),
     3.69%, 4/9/07                        $5,960        $5,960
   Michigan State Strategic Fund
     Limited Obligation Revenue
     Bonds, Lansing Saint Vincent
     Home Project (Comerica Bank
     Insured),
     3.67%, 4/9/07                         2,805         2,805
   Michigan State Strategic Fund
     Limited Obligation Revenue
     Bonds, Leader Dogs for the
     Blind Project (Comerica Bank
     LOC),
     3.73%, 4/9/07                         2,500         2,500
   Wayne Charter County Revenue
     VRDB, Series 2001, University
     of Detroit Jesuit Project
     (Allied Irish Bank LOC),
     3.68%, 4/9/07                        13,825        13,825
  ------------------------------------------------------------
                                                       294,854
  ------------------------------------------------------------
  MINNESOTA - 2.4%
   Austin Housing and Redevelopment
     Authority Revenue Bonds, Series
     2004A, Cedars of Austin Project
     (LaSalle Bank N.A. LOC),
     3.80%, 4/9/07                         4,320         4,320
   Duluth EDA Healthcare Facilities
     Revenue VRDB, Series 1997,
     Miller-Dwan Medical Center
     Project (U.S. Bank N.A. LOC),
     3.84%, 4/2/07                         6,550         6,550
   Eden Prairie Revenue VRDB, Series
     2003 (AMT), Eden Prairie Leased
     Housing Association Project
     (LaSalle Bank N.A. LOC),
     3.75%, 4/9/07                        11,500        11,500
   Mankato Multifamily Housing
     Revenue VRDB, Series 1997,
     Highland Hills Project (LaSalle
     Bank N.A. LOC),
     3.84%, 4/2/07                         1,100         1,100
   Maple Grove Economic Development
     Revenue Bonds, Series 2004,
     Heritage Christian Academy
     (U.S. Bank N.A. LOC),
     3.65%, 4/9/07                         5,960         5,960

See Notes to the Financial Statements.

MONEY MARKET FUNDS    44      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  MINNESOTA - 2.4% - (CONTINUED)
   Minneapolis Multifamily Housing
     Revenue Refunding VRDB, Series
     2002 (AMT), Second Street
     Acquisition Project (LaSalle
     Bank N.A. LOC),
     3.80%, 4/9/07                        $2,780        $2,780
   Minneapolis Revenue VRDB, Series
     2000, People Serving People
     Project (U.S. Bank N.A. LOC),
     3.84%, 4/2/07                         2,025         2,025
   Minnesota Housing Finance Agency
     Revenue Notes, Residential
     Housing Finance Notes, Series
     D,
     3.70%, 5/24/07                        9,680         9,680
   Minnesota Housing Finance Agency
     Revenue Notes (AMT),
     Residential Housing Finance
     Notes, Series E,
     3.75%, 5/24/07                       31,755        31,755
   Minnesota Housing Finance Agency
     Revenue Bonds, Residential
     Housing Finance Series O,
     3.53%, 11/29/07                       7,500         7,500
   Minnesota Housing Finance Agency
     Revenue Bonds, Residential
     Housing Finance Series Q,
     3.53%, 11/29/07                       4,000         4,000
   Minnesota Housing Finance Agency
     Revenue Bonds, Residential
     Housing Finance, Series 2007A,
     3.65%, 3/4/08                        10,000        10,000
   Minnesota Water PCR Bonds, Series
     2002A, Wachovia MERLOTS Series
     2003-B06, (1)
     3.69%, 4/9/07                         9,965         9,965
   Northfield Multifamily Housing
     Revenue Bonds, Series 2003A
     (AMT), Summerfield Investments
     LLC (LaSalle Bank N.A. LOC),
     3.80%, 4/9/07                         3,510         3,510
   Ramsey County Housing and
     Redevelopment Authority Revenue
     VRDB (AMT), Series 2002, St.
     Paul Leased Housing Association
     (LaSalle Bank N.A. LOC),
     3.75%, 4/9/07                         6,950         6,950
   Robbinsdale Multifamily Housing
     Revenue Refunding Bonds, Series
     2004A (AMT), Copperfield
     (LaSalle Bank N.A. LOC),
     3.80%, 4/9/07                         2,545         2,545

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  MINNESOTA - 2.4% - (CONTINUED)
   St. Paul Housing and
     Redevelopment Authority Revenue
     Bonds, Series A, Science Museum
     of Minnesota (U.S. Bank N.A.
     LOC),
     3.69%, 4/9/07                       $17,100       $17,100
   St. Paul Housing and
     Redevelopment Authority Revenue
     VRDB, Series 2005 (AMT), St.
     Paul Leased Housing Association
     Project (LaSalle Bank N.A.
     LOC),
     3.75%, 4/9/07                         2,595         2,595
  ------------------------------------------------------------
                                                       139,835
  ------------------------------------------------------------
  MISSISSIPPI - 1.3%
   Jackson Redevelopment Authority
     Revenue Bonds, Jackson Medical
     Mall Foundation Project
     (JPMorgan Chase Bank LOC),
     3.70%, 4/9/07                         3,535         3,535
   Mississippi Business Finance
     Corp. IDR Bonds, Series 2001
     (AMT), H. M. Richards, Inc.
     Project
     (Amsouth Bank Birmingham LOC),
     3.76%, 4/9/07                         1,865         1,865
   Mississippi Business Finance
     Corp. IDR Refunding Bonds,
     Series 2002 (AMT), Howard
     Industries Project (Amsouth
     Bank Birmingham LOC),
     3.76%, 4/9/07                         1,355         1,355
   Mississippi Business Finance
     Corp. Revenue VRDB, Edgewater
     Retail Partners (JPMorgan Chase
     Bank LOC),
     3.69%, 4/9/07                        17,000        17,000
   Mississippi Business Finance
     Corp. Revenue VRDB, Series 600,
     Concourse Project (Regions Bank
     LOC),
     3.69%, 4/9/07                         2,800         2,800
   Mississippi Development Bank
     Obligation Bonds, Series 04,
     ABN AMRO Munitops Certificate
     Trust 2004-40 (FSA Corp.
     Insured), (1)
     3.70%, 4/9/07                        19,995        19,995
   Mississippi Home Corp.
     Multifamily Housing Revenue
     Refunding Bonds, Series 1999D-2
     (AMT), Summer Park Apartments
     Project
     (Wachovia Bank N.A. LOC),
     3.76%, 4/9/07                           520           520

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   45     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  MISSISSIPPI - 1.3% - (CONTINUED)
   Mississippi Home Corp.
     Multifamily Housing Revenue
     VRDB, Series 2001-4 (AMT),
     Highland Park Apartments
     Project
     (Wachovia Bank N.A. LOC),
     3.76%, 4/9/07                        $7,500        $7,500
   Mississippi Medical Center
     Educational Building Corp.
     Revenue VRDB, Adult Hospital
     Project (AMBAC Insured),
     3.65%, 4/2/07                        13,985        13,985
   Mississippi Medical Center
     Educational Building Corp.
     Revenue VRDB, Series 2004,
     Pediatric and Research
     Facilities Project
     (AMBAC Insured),
     3.68%, 4/9/07                         6,000         6,000
  ------------------------------------------------------------
                                                        74,555
  ------------------------------------------------------------
  MISSOURI - 2.3%
   Chesterfield IDA Educational
     Facilities Revenue VRDB, Series
     2003, Gateway Academy, Inc.
     Project (U.S. Bank N.A. LOC),
     3.84%, 4/2/07                         5,745         5,745
   Kansas City IDA Revenue VRDB,
     Series B, Downtown
     Redevelopment District
     (AMBAC Insured),
     3.68%, 4/9/07                        10,000        10,000
   Missouri State Development
     Finance Board Infrastructure
     Facilities Revenue VRDB, Series
     2000C, St. Louis Convention
     Center
     (U.S. Bank N.A. LOC),
     3.84%, 4/2/07                         8,200         8,200
   Missouri State Development
     Finance Board Lease Revenue
     Bonds, Series 2003, Missouri
     Association Municipal Utilities
     (U.S. Bank N.A. LOC),
     3.84%, 4/2/07                         2,490         2,490
   Missouri State Health and
     Educational Facilities
     Authority Revenue Bonds, Series
     2000, Lutheran Senior Services
     (U.S. Bank N.A. LOC),
     3.65%, 4/9/07                        18,685        18,685

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  MISSOURI - 2.3% - (CONTINUED)
   Missouri State Health and
     Educational Facilities
     Authority Revenue VRDB, Series
     2001, Missouri Valley College
     (U.S. Bank N.A. LOC),
     3.84%, 4/2/07                        $5,745        $5,745
   Missouri State Health and
     Educational Facilities
     Authority Revenue VRDB, Series
     2001B, Bethesda Health Group
     (U.S. Bank N.A. LOC),
     3.84%, 4/2/07                         8,310         8,310
   Platte County IDA Multifamily
     Housing Revenue Refunding
     Bonds, Series 1996, Wexford
     Place Project (FHLMC Gtd.), (1)
     3.68%, 4/9/07                         8,055         8,055
   St. Charles County IDA Revenue
     Refunding VRDB, Series 1993,
     Remington Apartments Project
     (FNMA Gtd.),
     3.67%, 4/9/07                        10,400        10,400
   St. Charles County IDA Revenue
     Refunding VRDB, Series 1995,
     Casalon Apartments Project
     (FNMA Gtd.),
     3.67%, 4/9/07                         5,570         5,570
   St. Charles County IDA Revenue
     VRDB, Series 2006 (AMT),
     Trinity Manufacturing Project
     (Marshall & Ilsley Bank LOC),
     3.75%, 4/9/07                         7,200         7,200
   St. Louis County IDA Revenue
     Refunding VRDB, Series 1996-B,
     Friendship Village South County
     Project (LaSalle Bank N.A.
     LOC),
     3.65%, 4/9/07                         4,725         4,725
   St. Louis County IDA Revenue
     Refunding VRDB, Series 1996-B,
     Friendship Village West
     (LaSalle Bank N.A. LOC),
     3.65%, 4/9/07                         3,670         3,670
   St. Louis County IDA Revenue
     VRDB, Series 1995 (AMT),
     Whispering Lakes Apartment
     Project (FNMA LOC),
     3.75%, 4/9/07                         7,435         7,435
   St. Louis County IDA Revenue
     VRDB, Series 1997 (AMT), Black
     Forest Apartments Project (FNMA
     LOC),
     3.75%, 4/9/07                         4,000         4,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS    46      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  MISSOURI - 2.3% - (CONTINUED)
   St. Louis General Fund TRANS,
     4.50%, 6/29/07                       $4,000        $4,007
   University of Missouri Revenue
     Notes, Series FY, Curators of
     the University, Capital Project
     Notes,
     4.50%, 6/29/07                       15,000        15,028
   Washington IDA Revenue VRDB,
     Series A (AMT), Missourian
     Public Project (U.S. Bank N.A.
     LOC),
     3.76%, 4/9/07                         6,600         6,600
  ------------------------------------------------------------
                                                       135,865
  ------------------------------------------------------------
  NEBRASKA - 0.3%
   Nebraska Educational Finance
     Authority Revenue Bonds, Series
     2005C, Creighton University
     Project (FGIC Gtd.),
     3.80%, 4/2/07                        10,900        10,900
   Omaha Convention Center and
     Arena, Citigroup Eagle Trust
     Series 20040009, (1)
     3.72%, 4/9/07                         8,000         8,000
   York County IDR Bonds, Series
     1998 (AMT), EPCO Carbondioxide,
     Inc. Project (Regions Bank
     LOC),
     3.76%, 4/9/07                         1,300         1,300
  ------------------------------------------------------------
                                                        20,200
  ------------------------------------------------------------
  NEVADA - 0.4%
   Clark County Economic Development
     Revenue VRDB, Bishop Gorman
     High School Project (Allied
     Irish Bank LOC),
     3.66%, 4/9/07                        14,800        14,800
   Clark County Revenue Refunding
     Bonds, Series 1993A, Airport
     Improvement (MBIA Insured),
     3.66%, 4/9/07                         3,800         3,800
   Director of the State of Nevada
     Department Revenue VRDB, Series
     1998A (AMT), 575 Mill Street
     LLC Project (KeyBank N.A. LOC),
     3.76%, 4/9/07                         3,195         3,195
  ------------------------------------------------------------
                                                        21,795
  ------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  NEW HAMPSHIRE - 0.3%
   New Hampshire Business Finance
     Authority Revenue VRDB, Cottage
     Hospital Issue (Allied Irish
     Bank LOC),
     3.65%, 4/9/07                        $6,585        $6,585
   New Hampshire Health and
     Educational Facilities
     Authority Revenue Bonds, Bishop
     Guertin High School (Allied
     Irish Bank LOC),
     3.70%, 4/9/07                         5,915         5,915
   New Hampshire Health and
     Educational Facilities
     Authority Revenue VRDB, New
     Hampshire Medical Center (Bank
     of America N.A. LOC),
     3.70%, 4/9/07                         1,475         1,475
   New Hampshire Health and
     Educational Facilities
     Authority Revenue VRDB, Series
     A, LRG Healthcare (JPMorgan
     Chase Bank LOC),
     3.70%, 4/9/07                         5,850         5,850
  ------------------------------------------------------------
                                                        19,825
  ------------------------------------------------------------
  NEW JERSEY - 1.2%
   New Jersey EDA Revenue Refunding
     VRDB, Class A 2006, Cedar Crest
     Village, Inc. (Bank of New York
     LOC),
     3.65%, 4/9/07                        20,020        20,020
   New Jersey EDA Revenue Refunding
     VRDB, Class B 2006, Cedar Crest
     Village, Inc. (Bank of New York
     LOC),
     3.65%, 4/9/07                        15,900        15,900
   New Jersey EDA Revenue VRDB,
     Subseries R-1, FACS
     Construction (Lloyds TSB Bank
     LOC),
     3.72%, 4/2/07                        25,000        25,000
   New Jersey EDA Water Facilities
     Revenue Refunding VRDB, Series
     1996A, Unlimited Water New
     Jersey, Inc. Project (AMBAC
     Insured),
     3.70%, 4/2/07                         9,100         9,100
  ------------------------------------------------------------
                                                        70,020
  ------------------------------------------------------------

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   47     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  NEW MEXICO - 0.2%
   New Mexico Mortgage Finance
     Authority Revenue Bonds, Series
     2006 (AMT), SFM Draw Down
     (General Electric Capital Corp.
     GIC),
     4.52%, 7/1/07                       $10,300       $10,300
  ------------------------------------------------------------
  NEW YORK - 1.4%
   Long Island Power Authority
     Electric System Revenue Bonds,
     Subseries 7-B (MBIA Insured),
     3.62%, 4/9/07                         8,000         8,000
   Metropolitan Transportation
     Authority Revenue Bonds, Series
     C, CP Notes,
     3.65%, 7/10/07                       21,800        21,800
   Metropolitan Transportation
     Authority Revenue VRDB,
     Subseries E-2 2005 (Fortis Bank
     LOC),
     3.59%, 4/9/07                        26,400        26,400
   New York City Capital Resources
     Corp. Revenue VRDB, Series A,
     Loan Enhanced Assistance
     (Bank of America N.A. LOC),
     3.62%, 4/9/07                         2,000         2,000
   New York City G.O. VRDB,
     Subseries E-4 (Bank of America
     N.A. LOC),
     3.64%, 4/9/07                         4,100         4,100
   New York City Industrial
     Development Agency Civic Center
     Revenue VRDB, Sephardic
     Community Youth Center
     (Manufacturers & Traders Trust
     Co. LOC),
     3.70%, 4/9/07                         1,200         1,200
   New York Local Government
     Assistance Corp. Revenue VRDB,
     Series 1995F (Societe Generale
     LOC),
     3.59%, 4/9/07                         8,345         8,345
   Suffolk County Industrial
     Development Agency Civic
     Facilities Revenue VRDB, Series
     2006, St. Anthonys High School
     Civic (KBC Bank N.V. LOC),
     3.62%, 4/9/07                         9,100         9,100
  ------------------------------------------------------------
                                                        80,945
  ------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  NORTH CAROLINA - 1.4%
   North Carolina Capital Facilities
     Finance Agency Revenue Bonds,
     Duke University, Citigroup
     Eagle 2006-12, (1)
     3.72%, 4/9/07                       $12,000       $12,000
   North Carolina Medical Care
     Commission Healthcare Revenue
     VRDB, Series C, First Mortgage
     Pennybyrn Project (Bank of
     America N.A. LOC),
     3.65%, 4/9/07                        24,000        24,000
   North Carolina Medical Care
     Commission Revenue Refunding
     VRDB, Series B, Duke University
     Health System,
     3.65%, 4/9/07                        22,300        22,300
   University of North Carolina
     Revenue Bonds, Citigroup Eagle
     720053014 Class 2005A, (1)
     3.72%, 4/9/07                         5,800         5,800
   Wake County G.O. VRDB, Series
     2003B, Public Improvement,
     3.63%, 4/9/07                        17,400        17,400
  ------------------------------------------------------------
                                                        81,500
  ------------------------------------------------------------
  OHIO - 1.5%
   Clinton County Hospital Revenue
     Refunding VRDB, Series 2003A1,
     HB Magruder Memorial Hospital
     Project (Fifth Third Bank LOC),
     3.75%, 4/9/07                         5,120         5,120
   Cuyahoga County Healthcare
     Facilities Revenue Bonds,
     McGregor AMASA Stone (KeyBank
     N.A. LOC),
     3.68%, 4/9/07                        19,265        19,265
   Franklin County Healthcare
     Facilities Revenue Refunding
     Bonds, Series 2005, Chelsea
     First Community (KBC Bank N.V.
     LOC),
     3.68%, 4/9/07                        22,200        22,200
   Mahoning County Hospital
     Facilities Revenue VRDB, Series
     1997B, Forum Health Obligation
     Group (MBIA Insured),
     3.68%, 4/9/07                           200           200
   Middletown Hospital Facilities
     Revenue Bonds, Merrill Lynch P-
     Floats MT-239 (Merrill Lynch &
     Co., Inc. Gtd.), (1)
     3.74%, 4/9/07                        15,495        15,495

See Notes to the Financial Statements.

MONEY MARKET FUNDS    48      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  OHIO - 1.5% - (CONTINUED)
   Ohio State G.O. Bonds, Citigroup
     ROCS Series RR-II-R-4037, (1)
     3.71%, 4/9/07                       $14,495       $14,495
   Ohio State PCR Bonds, Series 2001
     (AMT), Ross Incineration
     Services Project (JPMorgan
     Chase Bank LOC),
     4.15%, 4/9/07                           635           635
   Parma Hospital Improvement
     Revenue VRDB, Series 2006C,
     Parma Community Hospital
     (JPMorgan Chase Bank LOC),
     3.66%, 4/9/07                        11,300        11,300
  ------------------------------------------------------------
                                                        88,710
  ------------------------------------------------------------
  OKLAHOMA - 0.5%
   Garfield County Industrial
     Authority PCR Refunding Bonds,
     Series A, Oklahoma Gas &
     Electric Co. Project,
     3.72%, 4/9/07                        17,200        17,200
   Oklahoma Development Finance
     Authority Revenue VRDB, Series
     2002C, Continuing Care
     Community (KBC Bank N.V. LOC),
     3.84%, 4/2/07                           285           285
   Tulsa Airports Improvement
     Variable Rate Certificates
     Series B2 (MBIA Insured), (1)
     3.80%, 4/9/07                        14,190        14,190
  ------------------------------------------------------------
                                                        31,675
  ------------------------------------------------------------
  OREGON - 0.6%
   Clackamas County Hospital
     Facility Authority Revenue
     Refunding VRDB, Willamette
     Series A-1 (Bank of New York
     LOC),
     3.65%, 4/9/07                        10,100        10,100
   Multnomah County Hospital
     Facilities Authority Revenue
     Refunding VRDB, Series 2003,
     Holladay Park Plaza Project
     (Allied Irish Bank LOC),
     3.78%, 4/2/07                           100           100
   Oregon Health, Housing,
     Educational and Cultural
     Facilities Authority Revenue
     VRDB, Series 95A, Evangelical
     Lutheran Good Samaritan (U.S.
     Bank N.A. LOC),
     3.70%, 4/9/07                         2,800         2,800

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  OREGON - 0.6% - (CONTINUED)
   Oregon State Department
     Transportation Authority
     Revenue, Series B-1, Sub Lien,
     3.62%, 4/9/07                       $21,500       $21,500
   Oregon State Facilities Authority
     Revenue VRDB, Series 2002A,
     Hazelden Springbrook Project
     (Allied Irish Bank LOC),
     3.68%, 4/9/07                         3,700         3,700
  ------------------------------------------------------------
                                                        38,200
  ------------------------------------------------------------
  PENNSYLVANIA - 2.1%
   Beaver County IDA PCR Refunding
     VRDB, First Energy Generation
     (Barclays Bank PLC LOC),
     3.79%, 4/2/07                        10,000        10,000
   Emmaus General Authority Revenue
     VRDB, Local Government Revenue
     Bonds (Depfa Bank PLC LOC),
     Subseries 1989-D24,
     3.71%, 4/9/07                        10,000        10,000
     Subseries 1989-D25,
     3.71%, 4/9/07                         1,600         1,600
   Pennsylvania Economic Development
     Financing Authority Revenue
     VRDB, Gertrude Barber Center
     Project (National City Bank
     Cleveland LOC),
     3.68%, 4/9/07                         5,630         5,630
   Pennsylvania Intergovernmental
     Cooperative Authority Special
     Tax Revenue Refunding Bonds,
     Series 2003, Philadelphia
     Funding Program (AMBAC
     Insured),
     3.67%, 4/9/07                        51,830        51,830
   Philadelphia TRANS,
     4.50%, 6/29/07                       10,000        10,017
   University of Pittsburgh Revenue
     Notes, Panthers Notes,
     4.50%, 8/24/07                       18,500        18,557
   Westmoreland County IDA Revenue
     VRDB, Series C, Retirement
     Redstone (Bank of Nova Scotia
     PLC LOC),
     3.66%, 4/9/07                        13,000        13,000
  ------------------------------------------------------------
                                                       120,634
  ------------------------------------------------------------

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   49     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  PUERTO RICO - 0.1%
   Puerto Rico TRANS (Bank of Nova
     Scotia LOC),
     4.50%, 7/30/07                       $6,000        $6,019
  ------------------------------------------------------------
  SOUTH CAROLINA - 1.2%
   Charleston Waterworks and Sewer
     Revenue VRDB, Series B, Capital
     Improvements,
     3.66%, 4/9/07                        27,200        27,200
   Medical University Hospital
     Authority Revenue VRDB, Series
     2005A-5, Austin Variable
     Certificates
     (MBIA Insured), (1)
     3.70%, 4/9/07                        12,230        12,230
   Oconee County PCR Refunding VRDB,
     Series 1993, Duke Energy Corp.
     (SunTrust Bank LOC),
     3.66%, 4/9/07                        30,350        30,350
   South Carolina Jobs EDA Revenue
     VRDB, Series 2000 (AMT),
     Concept Packaging Group Project
     (Bank of America N.A. LOC),
     3.76%, 4/9/07                           600           600
   South Carolina Jobs EDA Revenue
     VRDB, Series 2001 (AMT),
     Pharmaceutical Associates
     Project (Wachovia Bank N.A.
     LOC),
     3.76%, 4/9/07                         2,250         2,250
  ------------------------------------------------------------
                                                        72,630
  ------------------------------------------------------------
  TENNESSEE - 7.1%
   Blount County Public Building
     Authority Revenue VRDB, Local
     Government Public Improvement
     Bonds (AMBAC Insured),
     Series A-2G,
     3.85%, 4/2/07                         1,305         1,305
     Series 2004A-9-A,
     3.69%, 4/2/07                         6,125         6,125
     Series 2004A-9-B,
     3.69%, 4/2/07                           685           685
   Chattanooga IDB Lease Rent
     Revenue Bonds, Citicorp Eagle
     Trust Series 20004202
     (AMBAC Insured), (1)
     3.72%, 4/9/07                         6,000         6,000
   Clarksville Public Building
     Authority G.O. VRDB, Series
     2001 (SunTrust Bank LOC),
     3.66%, 4/9/07                         6,600         6,600

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  TENNESSEE - 7.1% - (CONTINUED)
   City of Jackson Hospital Revenue
     Refunding VRDB, Series B,
     Jackson Madison Hospital
     (AMBAC Insured),
     3.65%, 4/9/07                       $50,000       $50,000
   Knox County Health Educational
     and Housing Facilities Board
     Revenue Bonds, Series 2000,
     Volunteer Student Housing LLC
     Project (Allied Irish Bank
     LOC),
     3.67%, 4/9/07                        13,220        13,220
   Metropolitan Government Nashville
     and Davidson County Electric
     Revenue Bonds, Citicorp Eagle
     Trust Series 984201, (1)
     3.72%, 4/9/07                         4,205         4,205
   Metropolitan Nashville and
     Davidson County Health and
     Educational Facilities Revenue
     Refunding Bonds, Richland
     Place, Inc. Project (SunTrust
     Bank LOC),
     3.66%, 4/9/07                         1,000         1,000
   Metropolitan Nashville and
     Davidson County Health and
     Educational Facilities Revenue
     VRDB, Series B1, Ascension,
     3.72%, 8/3/07                        20,000        20,000
   Metropolitan Nashville and
     Davidson County Health and
     Educational Facilities Revenue
     VRDB, Series 1996A, Adventist
     Health System (SunTrust Bank
     LOC),
     3.65%, 4/9/07                         1,645         1,645
   Metropolitan Nashville and
     Davidson County Health and
     Educational Facilities Revenue
     VRDB, Series 2002, Ensworth
     School Project (SunTrust Bank
     LOC),
     3.66%, 4/9/07                         3,880         3,880
   Montgomery County Public Building
     Authority Pooled Financing
     Revenue Bonds, Series 2004,
     Tennessee County Loan Pool
     (Bank of America N.A. LOC),
     3.80%, 4/2/07                        22,190        22,190
   Municipal Energy Acquisition
     Corp. Revenue Bonds, Series
     1579-2006, Putters (JPMorgan
     Chase Bank LOC), (1)
     3.71%, 11/30/07                      48,775        48,775

See Notes to the Financial Statements.

MONEY MARKET FUNDS    50      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  TENNESSEE - 7.1% - (CONTINUED)
   Sevier County Public Building
     Authority, Local Government
     Public Improvement Revenue
     Bonds, Series 2000 IV-F-1
     (AMBAC Insured),
     3.85%, 4/2/07                        $4,510        $4,510
   Sevier County Public Building
     Authority, Local Government
     Public Improvement Revenue
     Bonds, Series 2004 VI-A-1,
     3.85%, 4/2/07                         3,700         3,700
   Sevier County Public Building
     Authority, Local Government
     Public Improvement Revenue
     Bonds (FSA Corp. Insured),
     Series 2000 IV-B-8,
     3.85%, 4/2/07                           410           410
     Series 2000 IV-C1,
     3.85%, 4/2/07                         1,700         1,700
   Shelby County Health, Educational
     and Housing Facilities Board
     Revenue VRDB, Memphis
     University School Project
     (SunTrust Bank LOC),
     3.67%, 4/9/07                         4,400         4,400
   Shelby County Health, Educational
     and Housing Facilities Board
     Revenue VRDB, Series A-1,
     Gateway Projects (FNMA Gtd.),
     3.68%, 4/9/07                         5,575         5,575
   Shelby County Health, Educational
     and Housing Facilities Board
     Revenue VRDB, Series 2001,
     Youth Villages (Allied Irish
     Bank LOC),
     3.68%, 4/9/07                         1,700         1,700
   Sullivan County Health and
     Educational and Housing
     Facilities Board Revenue Bonds,
     Wellmont Health Systems Project
     (Bank of America N.A. LOC),
     3.65%, 4/9/07                        27,220        27,220
   Tennergy Corp. Gas Revenue Bonds,
     Series 1258Q, Putters (JPMorgan
     Chase Bank LOC), (1)
     3.71%, 4/9/07                        44,000        44,000
   Tennergy Corp. Gas Revenue Bonds,
     STARS Trust Receipts 1260B (BNP
     Paribas LOC), (1)
     3.71%, 4/9/07                        93,300        93,300

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  TENNESSEE - 7.1% - (CONTINUED)
   Tennessee Housing Development
     Agency Revenue Bonds (AMT),
     Clipper Tax-Exempt Series
     2005-10, (1)
     3.74%, 4/9/07                       $41,980       $41,980
  ------------------------------------------------------------
                                                       414,125
  ------------------------------------------------------------
  TEXAS - 10.1%
   ABN AMRO Munitops Certificate
     Trust G.O., Series 2007-21 (PSF
     of Texas Gtd.),  (1)
     3.70%, 2/15/08                       16,010        16,010
   Aldine Independent School
     District G.O. Refunding Bonds,
     Series 1997, Soc Gen Municipal
     Trust Receipts SGB29 (PSF of
     Texas Gtd.), (1)
     3.69%, 4/9/07                         1,385         1,385
   Austin Higher Education Authority
     Revenue VRDB, Concordia
     University at Austin (Wachovia
     Bank N.A. LOC),
     3.80%, 4/2/07                         6,400         6,400
   Bexar County Health Facilities
     Development Corp. Revenue VRDB,
     Air Force Village (Bank of
     America N.A. LOC),
     3.65%, 4/9/07                        29,000        29,000
   Bexar County Health Facilities
     Development Corp. Revenue VRDB,
     Healthcare Chandler Memorial
     Home (JPMorgan Chase Bank
     LOC), (1)
     3.68%, 4/9/07                         3,175         3,175
   Board of Regents Revenue
     Financing System CP Notes,
     Series 2002, University of
     Texas,
     3.65%, 6/7/07                        24,672        24,672
   Board of Regents Revenue
     Financing System CP Notes,
     Series 2002, University of
     Texas,
     3.65%, 6/12/07                        5,000         5,000
   Brazos River Harbor Naval
     District Revenue VRDB, Series
     2002 (AMT), BASF Corp. Project,
     3.90%, 4/9/07                         1,500         1,500
   Conroe Independent School
     District G.O., ABN AMRO
     Munitops Certificate Trust
     2002-1 (PSF of Texas Gtd.), (1)
     3.70%, 4/9/07                         9,995         9,995

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   51     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  TEXAS - 10.1% - (CONTINUED)
   Comal Independent School District
     Revenue VRDB, Series 1999-9,
     ABN AMRO Munitops Certificate
     Trust (PSF of Texas Gtd.), (1)
     3.68%, 4/9/07                        $1,800        $1,800
   Cypress-Fairbanks Independent
     School District, Citicorp Eagle
     Trust, Series 20004304 (PSF of
     Texas Gtd.), (1)
     3.72%, 4/9/07                         7,640         7,640
   Denton Independent School
     District Variable Rate
     Certificates, Series 2004C,
     Piper Jaffray Funding LLC (PSF
     of Texas Gtd.), (1)
     3.70%, 4/9/07                        12,705        12,705
   El Paso Housing Finance Corp.
     Variable Certificates, Series
     2001E, SFM Revenue, (1)
     3.73%, 4/9/07                         7,635         7,635
   Grand Prairie Independent School
     District G.O. VRDB,
     3.82%, 8/1/07                        33,600        33,600
   Harris County Health Facilities
     Development Corp. Revenue VRDB,
     Series A, Methodist Hospital
     System,
     3.77%, 4/2/07                        20,000        20,000
   Harris County Health Facilities
     Development Corp. Revenue VRDB,
     Series A-2, Christus Health
     Project (AMBAC Insured),
     3.65%, 4/9/07                        15,600        15,600
   HFDC of Central Texas, Inc.
     Retirement Facilities Revenue
     VRDB, Series 2006 C, Village
     Gleannloch Farms (Citibank N.A.
     LOC),
     3.66%, 4/9/07                        10,250        10,250
   Houston Independent School
     District G.O. Revenue VRDB,
     Series 2004, Schoolhouse (PSF
     of Texas Gtd.),
     3.63%, 6/15/07                       25,000        25,000
   Irving Independent School
     District Revenue VRDB, Series
     2004A (PSF of Texas Gtd.),
     3.82%, 8/1/07                        15,000        15,000

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  TEXAS - 10.1% - (CONTINUED)
   Keller Independent School
     District G.O., Series 2001-26,
     ABN AMRO Munitops Certificate
     Trust (PSF of Texas Gtd.), (1)
     3.69%, 4/9/07                        $6,350        $6,350
   La Marque Independent School
     District G.O., Series 2003,
     Smith Barney ROCS 1058 (PSF of
     Texas Gtd.), (1)
     3.71%, 4/9/07                         8,045         8,045
   Leander Independent School
     District G.O., ABN AMRO
     Munitops Certificate Trust
     Series 2002-16 (PSF of Texas
     Gtd.), (1)
     3.70%, 4/9/07                         5,500         5,500
   Lower Colorado River Authority CP
     Notes, Series A,
     3.70%, 6/14/07                       19,700        19,700
   North Texas Tollway Authority
     Revenue VRDB, Series 2005C,
     Dallas North Tollway System
     (FGIC Insured),
     3.67%, 4/9/07                        19,900        19,900
   Northside Independent School
     District School Building Bonds,
     Series 2002A, ABN AMRO Munitops
     Certificate Trust 2003-28 (PSF
     of Texas Gtd.), (1)
     3.70%, 4/9/07                         9,870         9,870
   Nueces River Authority Water
     Supply, Eagle Trust Series
     97430, Corpus Christi Lake
     Project (FSA Corp.
     Insured), (1)
     3.72%, 4/9/07                        16,600        16,600
   Richmond Higher Education Corp.
     Revenue VRDB, Series 2003A,
     Bayou University Project (AMBAC
     Insured),
     3.68%, 4/9/07                         5,800         5,800
   Rockwall Independent School
     District G.O. VRDB, Series
     2006, School Building (PSF of
     Texas Gtd.),
     3.66%, 4/9/07                        16,000        16,000
   San Antonio Independent School
     District G.O., Series 2001B,
     ABN AMRO Munitops Certificate
     Trust 2001-29 (PSF of Texas
     Gtd.), (1)
     3.70%, 4/9/07                        19,995        19,995

See Notes to the Financial Statements.

MONEY MARKET FUNDS    52      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  TEXAS - 10.1% - (CONTINUED)
   State of Texas G.O. Bonds, Series
     2006B, Multi-Mode-Mobility,
     3.52%, 9/5/07                       $48,000       $48,000
   State of Texas TRANS, Series
     2006,
     4.50%, 8/31/07                       50,500        50,693
   Tarrant County Health Facilities
     Development Corp. Revenue VRDB,
     Series 1996-A, Adventist Health
     System Sunbelt (SunTrust Bank
     LOC),
     3.65%, 4/9/07                         5,215         5,215
   Tarrant County Housing Finance
     Corp. Revenue Bonds, Merrill
     Lynch P-Floats Series 3169
     (AMT) (Merrill Lynch & Co.,
     Inc. Gtd.), (1)
     3.76%, 4/9/07                         7,120         7,120
   Tarrant County Housing Finance
     Corp. Revenue Bonds, Series
     2003, Gateway Arlington
     Apartments Project (FNMA Gtd.),
     3.67%, 4/9/07                         8,545         8,545
   Texas City Industrial Development
     Corp., Wachovia MERLOTS Series
     2000-A34, Arco Pipeline
     Project, (1)
     3.69%, 4/9/07                         3,865         3,865
   Texas State Department of Housing
     and Community Affairs Revenue
     VRDB, Series 2003, NHP
     Foundation, Asmara Project
     (FHLMC LOC),
     3.70%, 4/9/07                        10,360        10,360
   Texas State Transportation
     Commission Revenue Bonds,
     Putters Series 1297, (1)
     3.70%, 4/9/07                        26,030        26,030
   Texas State Transportation
     Commission Revenue VRDB, Series
     B, First Tier,
     3.66%, 4/9/07                        34,500        34,500
   Texas University Revenue Bonds,
     Citigroup Eagle Series 20060108
     Class A, (1)
     3.72%, 4/9/07                        18,810        18,810
   Texas University Revenue Bonds,
     Series 2003B, Wachovia MERLOTS
     Series 2003-B14, (1)
     3.69%, 4/9/07                         7,775         7,775
  ------------------------------------------------------------
                                                       595,040
  ------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  UTAH - 1.3%
   Intermountain Power Agency Supply
     Revenue Bonds, Citicorp Eagle
     Trust CR-331 (FSA Corp.
     Insured), (1)
     3.72%, 4/9/07                        $3,300        $3,300
   St. George Housing Revenue VRDB,
     Series A, OK Foundation
     Projects (FNMA Gtd.),
     3.67%, 4/9/07                        10,490        10,490
   Utah Water Finance Agency Revenue
     VRDB (AMBAC Insured),
     Series A-1,
     3.67%, 4/9/07                        10,945        10,945
     Series A-12,
     3.67%, 4/9/07                         4,600         4,600
     Series A-20,
     3.70%, 4/9/07                         5,000         5,000
     Series 2002A2,
     3.70%, 4/9/07                         3,400         3,400
     Series 2002A5,
     3.70%, 4/9/07                         6,050         6,050
     Series 2003A7,
     3.70%, 4/9/07                         5,500         5,500
     Series 2004A9,
     3.70%, 4/9/07                        15,000        15,000
     Series 2005A13,
     3.67%, 4/9/07                        10,000        10,000
   West Valley City Revenue VRDB,
     Series A, Monticello Academy
     (KeyBank N.A. LOC),
     3.68%, 4/9/07                         3,200         3,200
  ------------------------------------------------------------
                                                        77,485
  ------------------------------------------------------------
  VIRGINIA - 1.5%
   Alexandria IDA Revenue Refunding
     VRDB, Series 2005, Goodwin
     House (Wachovia Bank N.A. LOC),
     3.75%, 4/2/07                        30,000        30,000
   Alexandria IDA Revenue Refunding
     VRDB, Series 2005, Institute of
     Defense (AMBAC Insured),
     3.70%, 4/9/07                         5,000         5,000
   Chesapeake Bay Bridge and Tunnel
     District Revenue Bonds,
     Wachovia MERLOTS Series 2003A39
     (MBIA Insured), (1)
     3.69%, 4/9/07                         6,045         6,045

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   53     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  VIRGINIA - 1.5% - (CONTINUED)
   Fairfax County Educational
     Facilities Revenue Bonds,
     Series 2003, The Madeira School
     (Bank of America N.A. LOC),
     3.70%, 4/9/07                       $19,200       $19,200
   Hampton Redevelopment and
     Multifamily Housing Authority
     Revenue Refunding VRDB, Hampton
     Center Apartments Project,
     3.67%, 4/9/07                         6,510         6,510
   Harrisonburg IDA Revenue
     Refunding Bonds, Series B,
     Mennonite Retirement (Citibank
     N.A. LOC),
     3.66%, 4/9/07                        13,760        13,760
   Newport News Redevelopment and
     Multifamily Housing Revenue
     Refunding VRDB, Series 2001,
     Springhouse Apartments Project
     (FHLMC Gtd.),
     3.67%, 4/9/07                         6,900         6,900
  ------------------------------------------------------------
                                                        87,415
  ------------------------------------------------------------
  WASHINGTON - 3.8%
   Bremerton County Revenue Bonds,
     Series 2003, Kitsap Regional
     Conference Center Parking (Bank
     of America N.A. LOC),
     3.68%, 4/9/07                         2,375         2,375
   King County G.O. Limited BANS,
     Series A 2006,
     4.00%, 11/1/07                        3,415         3,424
   King County G.O. Limited BANS,
     Series B 2006,
     4.00%, 11/1/07                        7,075         7,093
   King County Sewer Revenue VRDB,
     Junior Lien Series 2006A (MBIA
     Insured),
     3.67%, 4/9/07                         8,400         8,400
   King County Sewer Revenue VRDB,
     Junior Lien Series 2006B (MBIA
     Insured),
     3.65%, 4/9/07                        10,000        10,000
   Port Bellingham Industrial
     Development Corp. Revenue VRDB
     (AMT), Hempler Foods Group
     (Bank of Montreal -- Chicago
     Branch LOC),
     3.75%, 4/9/07                         6,125         6,125

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  WASHINGTON - 3.8% - (CONTINUED)
   Seattle Light and Power Revenue
     Refunding Bonds (FSA Corp.
     Insured), (1)
     Smith Barney ROCS II-R Series 47,
     3.71%, 4/9/07                       $17,920       $17,920
   Smith Barney ROCS II-R Series 48,
     3.71%, 4/9/07                         5,995         5,995
   Washington State G.O., Series
     1993B, Smith Barney Soc Gen
     Trust SGB-13, (1)
     3.70%, 4/9/07                        20,600        20,600
   Washington State G.O., Series
     2000B, Eagle Trust Series
     20004701, (1)
     3.72%, 4/9/07                        10,365        10,365
   Washington State G.O., Series
     2004D, ABN AMRO Munitops
     Certificate Trust Series
     2004-13 (AMBAC Insured), (1)
     3.70%, 4/9/07                        15,000        15,000
   Washington State G.O., Wachovia
     MERLOTS Series 2001-A54, (1)
     3.69%, 4/9/07                         4,100         4,100
   Washington State Health &
     Education, ABN AMRO Munitops
     Certificate Trust,  (1)
     3.70%, 4/9/07                        11,050        11,050
   Washington State Healthcare
     Facilities Authority Revenue
     VRDB, Seattle Cancer Care
     (KeyBank N.A. LOC),
     3.68%, 4/9/07                        10,585        10,585
   Washington State Healthcare
     Facilities Authority Revenue
     VRDB, Series 2003, Association
     of Community and Migrant Health
     Centers (U.S. Bank N.A. LOC),
     3.73%, 4/9/07                         4,255         4,255
   Washington State Higher Education
     Facilities Authority Revenue
     VRDB, Series 2003A, Cornish
     College of Arts Project (Bank
     of America N.A. LOC),
     3.72%, 4/9/07                         2,100         2,100
   Washington State Housing Finance
     Commission Multifamily Revenue
     VRDB, Series 1994 (AMT), Arbors
     on the Park Project (Bank of
     America N.A. LOC),
     3.74%, 4/9/07                         5,050         5,050

See Notes to the Financial Statements.

MONEY MARKET FUNDS    54      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  WASHINGTON - 3.8% - (CONTINUED)
   Washington State Housing Finance
     Commission Nonprofit Housing
     Revenue Refunding VRDB, Series
     1997, Panorama City Project
     (KeyBank N.A. LOC),
     3.84%, 4/2/07                        $8,365        $8,365
   Washington State Housing Finance
     Commission Nonprofit Housing
     Revenue VRDB, Series 1991, YMCA
     Greater Seattle (U.S. Bank N.A.
     LOC),
     3.81%, 4/2/07                         2,200         2,200
   Washington State Housing Finance
     Commission Nonprofit Housing
     Revenue VRDB, Series 2000,
     Living Care Centers Project
     (Wells Fargo Bank N.A. LOC),
     3.69%, 4/9/07                         8,210         8,210
   Washington State Housing Finance
     Commission Nonprofit Revenue
     VRDB, Bertschi School Project
     (Bank of America N.A. LOC),
     3.69%, 4/9/07                           500           500
   Washington State Housing Finance
     Commission Nonprofit Revenue
     VRDB, Museum of History and
     Industry (Bank of America N.A.
     LOC),
     3.62%, 4/2/07                           800           800
   Washington State Housing Finance
     Commission Nonprofit Revenue
     VRDB, Rockwood Retirement
     Communities (Wells Fargo Bank
     N.A. LOC),
     3.66%, 4/2/07                         3,265         3,265
   Washington State Housing Finance
     Commission Nonprofit Revenue
     VRDB, Series 2000, University
     Prep Academy Project (Bank of
     America N.A. LOC),
     3.71%, 4/9/07                         4,000         4,000
   Washington State Housing Finance
     Commission Nonprofit Revenue
     VRDB, Series C, Skyline at
     First Hill Project (Bank of
     America N.A. LOC),
     3.65%, 4/9/07                        25,000        25,000

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  WASHINGTON - 3.8% - (CONTINUED)
   Washington State Housing Finance
     Commission Nonprofit Revenue
     VRDB, Series 2005, Seattle Art
     Museum Project (Allied Irish
     Bank LOC),
     3.80%, 4/2/07                       $12,550       $12,550
   Washington State Motor Vehicle
     Fuel Tax G.O., Series 2005B,
     ABN AMRO Munitops Certificate
     Trust Series 2005-51 (FSA Corp.
     Insured), (1)
     3.70%, 4/9/07                        13,040        13,040
  ------------------------------------------------------------
                                                       222,367
  ------------------------------------------------------------
  WEST VIRGINIA - 0.7%
   Cabell County Revenue VRDB,
     Series 2001, Huntington YMCA
     (JPMorgan Chase Bank LOC),
     3.95%, 4/9/07                         3,200         3,200
   Monongalia County Building
     Commission Revenue Refunding
     Bonds, Series 2005B, Monongalia
     General Hospital Project
     (JPMorgan Chase Bank LOC),
     3.64%, 4/9/07                        13,315        13,315
   West Virginia State Hospital
     Finance Authority Revenue
     Refunding VRDB, Series 2003A1,
     Pallottine Health Services,
     Inc. Project (Fifth Third Bank
     LOC),
     3.66%, 4/9/07                        26,680        26,680
  ------------------------------------------------------------
                                                        43,195
  ------------------------------------------------------------
  WISCONSIN - 1.9%
   Mequon IDR Bonds, Series 2001A
     (AMT), Gateway Plastic
     (JPMorgan Chase Bank LOC),
     4.00%, 4/9/07                         1,000         1,000
   Milwaukee Redevelopment Authority
     Revenue VRDB, Series 2005,
     University of Wisconsin
     Kenilworth Project (Depfa Bank
     PLC LOC),
     3.63%, 4/9/07                         5,535         5,535
   Milwaukee School RANS,
     4.50%, 8/30/07                       13,000        13,048
   Wisconsin Health and Educational
     Facilities Authority Revenue
     Bonds, Series B, Lindengrove,
     Inc. (JPMorgan Chase Bank LOC),
     3.67%, 4/9/07                         6,835         6,835

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   55     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  WISCONSIN - 1.9% - (CONTINUED)
     Wisconsin Health and
     Educational Facilities
     Authority Revenue Bonds, Series
     2002, Meriter Hospital, Inc.
     Project (Marshall & Ilsley Bank
     LOC),
     3.84%, 4/2/07                        $1,400        $1,400
   Wisconsin Health and Educational
     Facilities Authority Revenue
     Bonds, Series 2003, Mequon
     Jewish Project (JPMorgan Chase
     Bank LOC),
     3.70%, 4/9/07                         3,555         3,555
   Wisconsin Health and Educational
     Facilities Authority Revenue
     Bonds, Series 2004C, EastCastle
     Place, Inc. (LaSalle Bank N.A.
     LOC),
     3.65%, 4/9/07                         3,020         3,020
   Wisconsin Health and Educational
     Facilities Authority Revenue
     Bonds, St. Joseph Community
     Hospital Project (Marshall &
     Ilsley Bank LOC),
     3.68%, 4/9/07                         6,590         6,590
   Wisconsin Health and Educational
     Facilities Authority Revenue
     VRDB, Pooled Financing Program
     (Marshall & Ilsley Bank LOC),
     Series 2002D,
     3.80%, 4/9/07                           665           665
   Wisconsin Health and Educational
     Facilities Authority Revenue
     VRDB, Series 2001, Riverview
     Hospital Association (U.S. Bank
     N.A. LOC),
     3.84%, 4/2/07                         4,625         4,625
   Wisconsin Health and Educational
     Facilities Authority Revenue
     VRDB, Series 2002A, Capital
     Access Pool, Vernon Memorial
     Hospital (U.S. Bank N.A. LOC),
     3.84%, 4/2/07                         4,850         4,850
   Wisconsin Health and Higher
     Educational Facilities
     Authority Revenue Bonds, Series
     1997, Froedtert Memorial
     Lutheran Hospital Trust
     (Marshall & Ilsley Bank LOC),
     3.68%, 4/9/07                        12,277        12,277
   Wisconsin School Districts Cash
     Flow Management Program COPS,
     Series 2006-A1,
     4.50%, 9/19/07                        5,000         5,021

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)        (000S)
  MUNICIPAL INVESTMENTS - 99.6% - CONTINUED
  WISCONSIN - 1.9% - (CONTINUED)
   Wisconsin School Districts Cash
     Flow Management Program COPS,
     Series 2006-B,
     4.25%, 11/1/07                      $10,000       $10,062
   Wisconsin State Health and
     Educational Facilities
     Authority Revenue Bonds, Beaver
     Dam Community Hospital Project
     (U.S. Bank N.A. LOC),
     3.66%, 4/9/07                        10,000        10,000
   Wisconsin State Health and
     Educational Facilities
     Authority Revenue Bonds, Series
     2003, Mercy Health Systems
     (Marshall & Ilsley Bank LOC),
     3.67%, 4/9/07                         6,900         6,900
   Wisconsin State Health and
     Educational Facilities
     Authority Revenue VRDB, Series
     2005, National Regency New
     Berlin Project (Marshall &
     Ilsley Bank LOC),
     3.84%, 4/2/07                         6,740         6,740
   Wisconsin State Health and
     Educational Facilities
     Authority Revenue VRDB, Series
     2005C, Froedtert and Community
     Health (AMBAC Insured),
     3.65%, 4/9/07                         8,000         8,000
  ------------------------------------------------------------
                                                       110,123
  ------------------------------------------------------------
  MULTIPLE STATES POOLED SECURITIES - 0.8%
   Clipper Tax-Exempt Certificates,
     Series 1999-3 (AMT), Multistate
     Tax-Exempt Certificates, (1)
     3.80%, 4/9/07                        12,543        12,543
   Lehman Brothers Pooled Municipal
     Trust Receipts, Floating Rate
     Trust Receipts P10 Regulation D
     (MBIA Insured), (1)
     3.70%, 4/9/07                        21,670        21,670
   National FHLMC Multifamily
     Variable Rate Certificates,
     Series M008 Class A (AMT)
     (FHLMC LOC),
     3.75%, 4/9/07                        10,595        10,595
  ------------------------------------------------------------
                                                        44,808
  ------------------------------------------------------------
  TOTAL MUNICIPAL INVESTMENTS
  ------------------------------------------------------------
  (COST $5,850,066)                                  5,850,066

See Notes to the Financial Statements.

MONEY MARKET FUNDS    56      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                       NUMBER          VALUE
                                     OF SHARES         (000S)
  INVESTMENT COMPANIES - 0.3%
   AIM Tax-Free Cash Reserve
     Portfolio                       17,366,863         $17,367
   Dreyfus Tax-Exempt Cash
     Management Fund                     61,897              62
   Merrill Lynch Institutional
     Tax-Exempt Fund                    285,000             285
  -------------------------------------------------------------
  TOTAL INVESTMENT COMPANIES
  -------------------------------------------------------------
  (COST $17,714)                                         17,714
  -------------------------------------------------------------
  TOTAL INVESTMENTS - 99.9%
  -------------------------------------------------------------
  (COST $5,867,780) (3)                               5,867,780
   Other Assets less Liabilities - 0.1%                   3,295
  -------------------------------------------------------------
  NET ASSETS - 100.0%                                $5,871,075

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2) Restricted security that has been deemed illiquid. At March 31, 2007, the value of this restricted illiquid security amounted to approximately $36,995,000 or 0.6% of net assets. Additional information on this restricted illiquid security is as follows:

                                                  ACQUISITION
                                    ACQUISITION      COST
  SECURITY                             DATE         (000S)
   Park Creek Metropolitan
     District Revenue Bonds (CO),
     3.68%, 2/14/08                  2/15/07        $36,995
  -----------------------------------------------------------

(3) The cost for federal income tax purposes was $5,867,780.

At March 31, 2007, the industry sectors (unaudited) for the Municipal Money Market Fund were:

  INDUSTRY SECTOR                            % OF NET ASSETS
  Administration of Environment &
   Housing & Real Estate                           5.9%
  Air, Water Services & Solid Waste
   Management                                      5.9
  Educational Services                             14.0
  Electric Services, Gas and Combined
   Utilities                                       6.9
  Executive, Legislative & General
   Government                                      23.3
  General Medical & Surgical, Nursing
   and Personal Care                               10.6
  Health Services and Residential Care             11.8
  Urban & Community Development,
   Housing Programs & Social Services              6.3
  All other sectors less than 5%                   15.3
  ------------------------------------------------------------
  Total                                           100.0%

Percentages shown based on Net Assets.

At March 31, 2007, the maturity analysis (unaudited) for the Municipal Money Market Fund as a percentage of investments was:

  MATURITY ANALYSIS                                        %
  0 - 14 Days                                             87.2%
  31 - 60 Days                                             0.7
  61 - 90 Days                                             2.5
  91 - 180 Days                                            5.8
  181 - 364 Days                                           3.8
  ------------------------------------------------------------
  Total                                                  100.0%

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   57     MONEY MARKET FUNDS

MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET FUND

                                         PRINCIPAL
                                          AMOUNT         VALUE
                                          (000S)        (000S)
  U.S. GOVERNMENT AGENCIES - 74.2% (1)
  FANNIE MAE - 21.3%
   FNMA Bonds,
     4.25%, 9/28/07                        $1,292        $1,286
     3.38%, 11/9/07                         6,360         6,291
   FNMA Discount Notes,
     5.19%, 4/2/07                         15,000        15,000
     5.20%, 4/2/07                         26,036        26,036
     5.20%, 5/1/07                          5,000         4,978
     5.22%, 5/1/07                         28,195        28,076
     5.26%, 5/1/07                          3,712         3,696
     5.20%, 6/1/07                         10,000         9,912
     4.89%, 10/26/07                        2,989         2,904
   FNMA FRN,
     5.21%, 6/21/07                        28,000        27,998
     5.19%, 6/28/07                         5,000         4,999
   FNMA Notes,
     5.25%, 4/15/07                         8,222         8,222
     3.35%, 5/10/07                         1,043         1,041
     4.00%, 5/23/07                        10,000         9,980
     4.84%, 6/22/07                         5,000         4,994
     4.75%, 8/3/07                          4,815         4,805
     3.00%, 8/15/07                        12,445        12,341
     4.38%, 8/17/07                         1,000           997
     3.38%, 9/7/07                          1,036         1,028
     3.70%, 11/1/07                         1,000           991
  -------------------------------------------------------------
                                                        175,575
  -------------------------------------------------------------
  FEDERAL FARM CREDIT BANK - 9.3%
   FFCB Discount Notes,
     4.98%, 4/13/07                         3,000         2,995
     5.10%, 6/21/07                         4,637         4,584
     4.83%, 11/2/07                         5,000         4,856
   FFCB FRN,
     5.16%, 4/1/07                         12,500        12,494
     5.25%, 4/9/07                          1,500         1,500
     5.19%, 4/12/07                         5,000         5,000
     5.20%, 4/19/07                        15,000        14,999
     5.18%, 4/22/07                         5,000         4,999
     5.19%, 4/25/07                        10,000         9,999
     5.19%, 4/27/07                         5,000         5,000
     5.18%, 4/30/07                         5,000         4,999
     5.21%, 5/28/07                         5,000         4,998
  -------------------------------------------------------------
                                                         76,423
  -------------------------------------------------------------

                                         PRINCIPAL
                                          AMOUNT         VALUE
                                          (000S)        (000S)
  U.S. GOVERNMENT AGENCIES - 74.2% (1) - CONTINUED
  FEDERAL HOME LOAN BANK - 18.1%
   FHLB Bonds,
     2.63%, 5/15/07                       $20,000       $19,938
     4.63%, 7/11/07                         5,000         4,990
     3.13%, 8/15/07                         4,500         4,465
     4.75%, 8/17/07                         5,705         5,694
     5.25%, 9/5/07                          5,000         5,000
     4.63%, 10/24/07                        1,500         1,495
   FHLB Discount Notes,
     5.15%, 4/25/07                        10,000         9,966
     5.15%, 6/29/07                        10,000         9,873
   FHLB FRN,
     5.18%, 4/2/07                          5,000         5,000
     5.18%, 4/6/07                         15,000        14,999
     5.20%, 4/10/07                        10,000         9,997
     5.20%, 4/24/07                        10,000         9,995
     5.18%, 5/31/07                         9,000         8,995
   FHLB Notes,
     4.00%, 4/25/07                         8,000         7,993
     4.25%, 5/8/07                          5,000         4,995
     4.50%, 5/11/07                         2,755         2,753
     4.88%, 5/15/07                         8,545         8,541
     4.63%, 7/18/07                        14,600        14,572
  -------------------------------------------------------------
                                                        149,261
  -------------------------------------------------------------
  FREDDIE MAC - 20.4%
   FHLMC Bond,
     4.50%, 4/18/07                         3,500         3,499
   FHLMC Discount Notes,
     5.00%, 4/13/07                         8,664         8,649
     5.07%, 7/23/07                         4,238         4,171
     5.09%, 8/31/07                         5,000         4,893
     5.10%, 9/20/07                        15,000        14,635
     5.09%, 9/21/07                         1,510         1,473
     4.89%, 10/16/07                        7,445         7,245
   FHLMC FRN,
     5.23%, 4/6/07                         21,000        20,998
     5.17%, 4/27/07                        25,000        24,995
     5.21%, 6/17/07                        35,000        34,995
     5.22%, 6/19/07                         5,000         5,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS    58      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                         PRINCIPAL
                                          AMOUNT         VALUE
                                          (000S)        (000S)
  U.S. GOVERNMENT AGENCIES - 74.2% (1) - CONTINUED
  FREDDIE MAC - 20.4% - (CONTINUED)
   FHLMC Notes,
     4.13%, 4/2/07                         $9,350        $9,350
     4.25%, 4/5/07                          5,000         4,999
     3.75%, 4/15/07                        10,000         9,993
     4.00%, 8/10/07                         1,300         1,294
     4.63%, 10/5/07                         5,000         4,985
     4.71%, 10/11/07                        1,500         1,496
     4.38%, 11/16/07                        5,000         4,973
  -------------------------------------------------------------
                                                        167,643
  -------------------------------------------------------------
  OVERSEAS PRIVATE INVESTMENT CORP. - 5.1%
   Participation Certificates, Series
     518-2002-406-IG,
     5.37%, 4/4/07                         23,623        23,623
   Series 1995-197,
     5.37%, 4/4/07                         17,828        17,828
  -------------------------------------------------------------
                                                         41,451
  -------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCIES
  -------------------------------------------------------------
  (COST $610,353)                                       610,353

  U.S. GOVERNMENT OBLIGATION - 0.6%
  U.S. TREASURY BILL - 0.6%
     5.16%, 4/16/07                         5,000         4,991
  -------------------------------------------------------------
  TOTAL U.S. GOVERNMENT OBLIGATION
  -------------------------------------------------------------
  (COST $4,991)                                           4,991
  -------------------------------------------------------------
  INVESTMENTS, AT AMORTIZED COST
  -------------------------------------------------------------
  (COST $615,344)                                       615,344

                                         PRINCIPAL
                                          AMOUNT         VALUE
                                          (000S)        (000S)
  REPURCHASE AGREEMENTS - 29.2%
  (COLLD. AT A MINIMUM OF 102%) (2)
  JOINT REPURCHASE AGREEMENTS - 6.1%
   Bank of America Securities LLC,
     dated 3/30/07, repurchase price
     $16,953
     5.00%, 4/2/07                        $16,946       $16,946
   Morgan Stanley & Co., Inc., dated
     3/30/07, repurchase price
     $11,302
     5.12%, 4/2/07                         11,297        11,297
   Societe Generale -- New York
     Branch, dated 3/30/07,
     repurchase price $5,651
     5.12%, 4/2/07                          5,649         5,649
   UBS Securities LLC, dated 3/30/07,
     repurchase price $16,953
     5.12%, 4/2/07                         16,946        16,946
  -------------------------------------------------------------
                                                         50,838
  -------------------------------------------------------------
  (COLLD. AT A MINIMUM OF 102%) (3)
  REPURCHASE AGREEMENTS - 23.1%
   Bank of America N.A., dated
     3/30/07 repurchase price $65,029
     5.38%, 4/2/07                         65,000        65,000
   Citigroup Global Markets, Inc.,
     dated 3/30/07, repurchase price
     $35,016
     5.38%, 4/2/07                         35,000        35,000
   Citigroup Global Markets, Inc.,
     dated 3/30/07, repurchase price
     $50,023
     5.42%, 4/2/07                         50,000        50,000
   Lehman Brothers, Inc., dated
     3/30/07, repurchase price
     $39,497
     5.45%, 4/2/07                         39,479        39,479
  -------------------------------------------------------------
                                                        189,479
  -------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENTS
  -------------------------------------------------------------
  (COST $240,317)                                       240,317

  -------------------------------------------------------------
  TOTAL INVESTMENTS - 104.0%
  -------------------------------------------------------------
  (COST $855,661) (4)                                   855,661
   Liabilities less Other
     Assets - (4.0)%                                    (32,742)
  -------------------------------------------------------------
  NET ASSETS - 100.0%                                  $822,919

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   59     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007
U.S. GOVERNMENT MONEY MARKET FUND (continued)

(2) The nature and terms of the collateral received for the joint repurchase agreements are as follows:

                             COUPON            MATURITY
  NAME                       RATES               DATES
  U.S. Treasury Bonds    2.38% - 11.25%   11/15/12 - 4/15/32
  U.S. Treasury Notes    2.00%            1/15/14

(3) The nature and terms of the collateral received for the repurchase agreements are as follows:

                             COUPON            MATURITY
  NAME                       RATES               DATES
  FHLB                   3.63% - 5.80%    1/18/08 - 5/15/19
  FHLMC                  0.00% - 6.00%    2/8/08 - 11/15/36
  FNMA                   4.00% - 5.38%    6/15/08 - 8/1/23
  U.S. Treasury Bill     0.00%            5/3/07

(4) The cost for federal income tax purposes was $855,661.

Percentages shown based on Net Assets.

At March 31, 2007, the maturity analysis (unaudited) for the U.S. Government Money Market Fund as a percentage of investments was:

  MATURITY ANALYSIS                                       %
  0 - 14 Days                                            50.8%
  15 - 30 Days                                           14.0
  31 - 60 Days                                            7.4
  61 - 90 Days                                           13.6
  91 - 180 Days                                           9.8
  181 - 364 Days                                          4.4
  -----------------------------------------------------------
  Total                                                 100.0%

See Notes to the Financial Statements.

MONEY MARKET FUNDS    60      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007
U.S. GOVERNMENT SELECT MONEY MARKET FUND

                                       PRINCIPAL
                                        AMOUNT         VALUE
                                        (000S)         (000S)
  U.S. GOVERNMENT AGENCIES - 99.0% (1)
  FEDERAL FARM CREDIT BANK - 32.8%
   FFCB Discount Notes,
     5.15%, 4/2/07                       $1,500         $1,499
     4.14%, 4/3/07                       10,000          9,997
     5.07%, 4/9/07                       10,000          9,988
     5.06%, 4/11/07                      25,000         24,964
     5.15%, 4/13/07                      10,000          9,982
     5.26%, 5/4/07                       15,000         14,927
     5.18%, 5/9/07                        4,860          4,834
     5.06%, 5/15/07                       3,892          3,867
     5.19%, 5/22/07                       5,182          5,144
     5.21%, 6/21/07                      10,000          9,885
     4.89%, 10/15/07                     13,450         13,090
   FFCB FRN,
     5.16%, 4/1/07                       30,000         29,986
     5.18%, 4/1/07                       30,000         30,000
     5.20%, 4/1/07                       10,000         10,000
     5.19%, 4/12/07                      15,000         14,999
     5.20%, 4/19/07                      25,000         24,998
     5.18%, 4/22/07                      20,000         19,995
     5.18%, 4/24/07                      10,000         10,000
     5.19%, 4/25/07                      20,000         19,999
     5.19%, 4/27/07                      10,000          9,999
     5.18%, 4/30/07                      20,000         19,998
     5.12%, 5/28/07                      10,000          9,996
     5.23%, 6/19/07                      25,000         24,998
  ------------------------------------------------------------
                                                       333,145
  ------------------------------------------------------------

                                       PRINCIPAL
                                        AMOUNT         VALUE
                                        (000S)         (000S)
  U.S. GOVERNMENT AGENCIES - 99.0% (1) - CONTINUED
  FEDERAL HOME LOAN BANK - 66.2%
   FHLB Bonds,
     5.00%, 4/3/07                       $3,100         $3,100
     4.00%, 4/5/07                       10,000          9,998
     4.08%, 4/20/07                       1,500          1,499
     3.20%, 5/7/07                        1,000            998
     2.63%, 5/15/07                      25,445         25,366
     7.63%, 5/15/07                       1,420          1,424
     3.17%, 5/24/07                      10,160         10,130
     5.13%, 6/1/07                        5,980          5,978
     3.88%, 6/8/07                        5,075          5,061
     4.63%, 7/11/07                      10,000          9,981
     4.00%, 7/13/07                      11,000         10,962
     3.13%, 8/15/07                      19,825         19,671
     6.50%, 8/15/07                      11,170         11,217
     4.75%, 8/17/07                       8,130          8,115
     5.25%, 9/5/07                       10,000         10,000
     4.25%, 9/14/07                       1,220          1,214
     4.13%, 10/26/07                     20,000         19,872
   FHLB Discount Notes,
     4.90%, 4/2/07                       50,871         50,864
     5.00%, 4/2/07                       15,400         15,398
     5.02%, 4/2/07                      125,000        124,983
     5.01%, 4/4/07                       20,000         19,992
     5.15%, 4/9/07                        2,000          1,998
     5.16%, 4/9/07                        2,000          1,998
     5.16%, 4/11/07                      10,000          9,985
     5.15%, 4/13/07                      11,292         11,274
     5.15%, 4/18/07                      10,000          9,975
     5.15%, 4/20/07                      18,298         18,248
     5.13%, 6/8/07                       10,000          9,903
     5.13%, 6/20/07                      12,000         11,863
     5.15%, 6/29/07                      20,000         19,746
     5.08%, 7/5/07                       17,529         17,294
     4.86%, 10/30/07                      3,671          3,566
   FHLB FRN,
     5.18%, 4/2/07                       10,000          9,999
     5.18%, 4/6/07                       35,000         34,998
     5.20%, 4/10/07                      25,000         24,992
     5.20%, 4/24/07                      15,000         14,993

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   61     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007
U.S. GOVERNMENT SELECT MONEY MARKET FUND (continued)

                                       PRINCIPAL
                                        AMOUNT         VALUE
                                        (000S)         (000S)
  U.S. GOVERNMENT AGENCIES - 99.0% (1) - CONTINUED
  FEDERAL HOME LOAN BANK - 66.2% - (CONTINUED)
   FHLB Notes,
     4.00%, 4/25/07                     $26,000        $25,976
     4.25%, 5/8/07                       13,725         13,711
     4.50%, 5/11/07                      16,810         16,797
     3.50%, 5/15/07                       1,000            998
     4.88%, 5/15/07                      20,970         20,960
     3.63%, 6/20/07                       3,545          3,533
     4.63%, 7/18/07                      20,000         19,963
     3.75%, 8/15/07                       1,030          1,024
     3.88%, 9/14/07                       4,210          4,183
  ------------------------------------------------------------
                                                       673,800
  ------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCIES
  ------------------------------------------------------------
  (COST $1,006,945)                                  1,006,945


  U.S. GOVERNMENT OBLIGATIONS - 2.0%
  U.S. TREASURY BILLS - 2.0%
     5.09%, 4/5/07                       10,000          9,994
     5.09%, 4/16/07                      10,000          9,982
  ------------------------------------------------------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
  ------------------------------------------------------------
  (COST $19,976)                                        19,976
  ------------------------------------------------------------
  TOTAL INVESTMENTS - 101.0%
  ------------------------------------------------------------
  (COST $1,026,921) (2)                              1,026,921
   Liabilities less Other
     Assets - (1.0)%                                    (9,745)
  ------------------------------------------------------------
  NET ASSETS - 100.0%                               $1,017,176

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2) The cost for federal income tax purposes was $1,026,921.

Percentages shown based on Net Assets.

At March 31, 2007, the maturity analysis (unaudited) for the U.S. Government Select Money Market Fund as a percentage of investments was:

  MATURITY ANALYSIS                                        %
  0 - 14 Days                                             46.3%
  15 - 30 Days                                            17.3
  31 - 60 Days                                            12.6
  61 - 90 Days                                             9.0
  91 - 180 Days                                           11.2
  181 - 364 Days                                           3.6
  ------------------------------------------------------------
  Total                                                  100.0%

See Notes to the Financial Statements.

MONEY MARKET FUNDS    62      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS                                 MARCH 31, 2007

1 ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 36 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (collectively, the "Funds") are separate investment portfolios of the Trust, each of which is a diversified portfolio except for the California Municipal Money Market Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for all of the Trust's money market funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2 SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Funds are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.


B) CREDIT ENHANCEMENTS - The California Municipal Money Market and Municipal Money Market Funds' income may be subject to certain state and local taxes and, depending on an individual shareholder's tax status, the federal alternative minimum tax. Certain investments owned by the Funds (primarily the California Municipal Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security's principal and interest or may shorten the security's maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund's shares.

C) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

Each Fund may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2007, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method. Dividend income is recognized on the ex-dividend date. Certain money market funds receive dividend income from investment companies.


                        NORTHERN FUNDS ANNUAL REPORT   63     MONEY MARKET FUNDS

MONEY MARKET FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)

E) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Trust expenses that are not directly attributable to an individual Fund are allocated among the Funds in proportion to each Fund's relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS - Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

G) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.


At March 31, 2007, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration are as follows:

  Amounts in thousands                                MARCH 31, 2011
  ------------------------------------------------------------------
  U.S. Government Money Market                              $15
  ------------------------------------------------------------------

The Fund in the above table may offset future capital gains with this capital loss carryforward.

At March 31, 2007, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

                                                UNDISTRIBUTED
                                           ------------------------
                                           TAX-EXEMPT    ORDINARY
  Amounts in thousands                       INCOME      INCOME*
  -----------------------------------------------------------------
  California Municipal Money Market           $3,205        $251
  Money Market                                    --      46,397
  Municipal Money Market                      15,253         429
  U.S. Government Money Market                    --       3,369
  U.S. Government Select Money Market             --       4,008
  -----------------------------------------------------------------

*Ordinary income includes taxable market discount income and capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2007, was as follows:

                                              DISTRIBUTIONS FROM
                                           ------------------------
                                           TAX-EXEMPT    ORDINARY
  Amounts in thousands                       INCOME      INCOME*
  -----------------------------------------------------------------
  California Municipal Money Market          $34,073        $181
  Money Market                                    --     484,847
  Municipal Money Market                     171,855          --
  U.S. Government Money Market                    --      34,731
  U.S. Government Select Money Market             --      46,931
  -----------------------------------------------------------------

*Ordinary income includes taxable market discount income and capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2006, was as follows:

                                              DISTRIBUTIONS FROM
                                           ------------------------
                                           TAX-EXEMPT    ORDINARY
  Amounts in thousands                       INCOME      INCOME*
  -----------------------------------------------------------------
  California Municipal Money Market          $21,333        $389
  Money Market                                    --     259,082
  Municipal Money Market                     105,551          26
  U.S. Government Money Market                    --      18,997
  U.S. Government Select Money Market             --      35,269
  -----------------------------------------------------------------

*Ordinary income includes taxable market discount income and capital gains, if any.

3 BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and
0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2007, the Funds did not have any outstanding loans.

The Funds did not incur any interest expense during the fiscal year ended March 31, 2007.

4 INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). For the fiscal year ended March 31, 2007, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying

MONEY MARKET FUNDS    64      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

                                             ANNUAL
                                            ADVISORY     EXPENSE
                                              FEES     LIMITATIONS
  -----------------------------------------------------------------
  California Municipal Money Market           0.40%       0.55%
  Money Market                                0.40%       0.55%
  Municipal Money Market                      0.40%       0.55%
  U.S. Government Money Market                0.40%       0.55%
  U.S. Government Select Money Market         0.40%       0.55%
  -----------------------------------------------------------------

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund's average daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.


Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustee Fees" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.


                        NORTHERN FUNDS ANNUAL REPORT   65     MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS (continued)                     MARCH 31, 2007

5 CAPITAL SHARE TRANSACTIONS

Transactions for the fiscal year ended March 31, 2007, were as follows:

                                                                                                PAYMENTS FOR      NET INCREASE
                                                            PROCEEDS FROM     REINVESTMENT         SHARES         (DECREASE) IN
  Amounts in thousands*                                      SHARES SOLD      OF DIVIDENDS        REDEEMED         NET ASSETS
  -------------------------------------------------------------------------------------------------------------------------------
  California Municipal Money Market                          $7,353,582           $9,065         $(7,113,971)        $248,676
  Money Market                                               45,021,411          172,642         (43,151,512)       2,042,541
  Municipal Money Market                                     26,276,008           32,133         (26,053,362)         254,779
  U.S. Government Money Market                                4,551,456           14,656          (4,459,924)         106,188
  U.S. Government Select Money Market                         5,296,309           16,018          (5,428,490)        (116,163)
  -------------------------------------------------------------------------------------------------------------------------------

*The number of shares approximates the dollar amount of transactions.

Transactions for the fiscal year ended March 31, 2006, were as follows:

                                                                                                PAYMENTS FOR      NET INCREASE
                                                            PROCEEDS FROM     REINVESTMENT         SHARES         (DECREASE) IN
  Amounts in thousands*                                      SHARES SOLD      OF DIVIDENDS        REDEEMED         NET ASSETS
  -------------------------------------------------------------------------------------------------------------------------------
  California Municipal Money Market                          $6,375,682          $5,787          $(6,267,202)         $114,267
  Money Market                                               47,181,309          84,232          (46,035,579)        1,229,962
  Municipal Money Market                                     23,853,543          22,377          (22,840,463)        1,035,457
  U.S. Government Money Market                                4,931,816           8,784           (4,795,728)          144,872
  U.S. Government Select Money Market                         6,784,911          12,412           (6,850,091)          (52,768)
  -------------------------------------------------------------------------------------------------------------------------------

*The number of shares approximates the dollar amount of transactions.

6 NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Funds' financial statements and financial disclosures for next year.


MONEY MARKET FUNDS    66      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES
OF NORTHERN FUNDS:           We have audited the accompanying statements of
                             assets and liabilities, including the schedules of investments, of California Municipal Money Market
                             Fund, Money Market Fund, Municipal Money Market
                             Fund, U.S. Government Money Market Fund and U.S.
                             Government Select Money Market Fund (collectively, the "Funds"), five separate portfolios comprising part of Northern Funds, as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                             We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

                             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

                             DELOITTE & TOUCHE LLP
                             Chicago, Illinois
                             May 15, 2007


                        NORTHERN FUNDS ANNUAL REPORT   67     MONEY MARKET FUNDS

MONEY MARKET FUNDS

TAX INFORMATION                                       MARCH 31, 2007 (UNAUDITED)

During the fiscal year ended March 31, 2007, the percentage of dividends derived from net investment income paid by each of the following Funds as "exempt-interest dividends," excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 99.3% and Municipal Money Market 99.8%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years after December 31, 2004. The Northern Funds designate the following percentages as Qualified Interest Income (QII) for the fiscal year ended March 31, 2007:



  -----------------------------------------------------------------
  Money Market                                             100%
  U.S. Government Money Market                             100%
  U.S. Government Select Money Market                      100%
  -----------------------------------------------------------------


MONEY MARKET FUNDS    68      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS
FUND EXPENSES                                         MARCH 31, 2007 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006 through March 31, 2007.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/06 - 3/31/07" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.55%     $1,000.00    $1,015.30         $2.76
  Hypothetical             0.55%     $1,000.00    $1,022.19         $2.77**
  -----------------------------------------------------------------------------

MONEY MARKET

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.55%     $1,000.00    $1,024.20         $2.78
  Hypothetical             0.55%     $1,000.00    $1,022.19         $2.77**
  -----------------------------------------------------------------------------

MUNICIPAL MONEY MARKET

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.55%     $1,000.00    $1,015.30         $2.76
  Hypothetical             0.55%     $1,000.00    $1,022.19         $2.77**
  -----------------------------------------------------------------------------

U.S. GOVERNMENT MONEY MARKET

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.55%     $1,000.00    $1,024.20         $2.78
  Hypothetical             0.55%     $1,000.00    $1,022.19         $2.77**
  -----------------------------------------------------------------------------

U.S. GOVERNMENT SELECT MONEY MARKET

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.55%     $1,000.00    $1,023.50         $2.77
  Hypothetical             0.55%     $1,000.00    $1,022.19         $2.77**
  -----------------------------------------------------------------------------

 *Expenses are calculated using the Funds' annualized expense ratios, which represents ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.


                        NORTHERN FUNDS ANNUAL REPORT   69     MONEY MARKET FUNDS

MONEY MARKET FUNDS

ABBREVIATIONS AND OTHER INFORMATION                               MARCH 31, 2007


With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------


ABAG      Association of Bay Area Governments

AMBAC     American Municipal Bond Assurance Corp.

AMT       Alternative Minimum Tax

BANS      Bond Anticipation Notes

COLLD.    Collateralized

COPS      Certificates of Participation

CP        Commercial Paper

EDA       Economic Development Authority

FFCB      Federal Farm Credit Bank

FGIC      Financial Guaranty Insurance Corp.

FHLB      Federal Home Loan Bank

FHLMC     Freddie Mac

FNMA      Fannie Mae

FRCD      Floating Rate Certificates of Deposit

FRCP      Floating Rate Commercial Paper

FRN       Floating Rate Notes

FSA       Financial Security Assurance

FSB       Federal Savings Bank

GIC       Guaranteed Investment Contract

G.O.      General Obligation

GTD.      Guaranteed

HFA       Housing Finance Authority

IDA       Industrial Development Authority

IDB       Industrial Development Board

IDR       Industrial Development Revenue

LOC       Letter of Credit

MBIA      Municipal Bond Insurance Association

MERLOTS   Municipal Exempt Receipts - Liquidity Optional
          Tender

MTN       Medium Term Notes

P-FLOATS  Puttable Floating Rate Securities

PCR       Pollution Control Revenue

PSF       Permanent School Fund

RANS      Revenue Anticipation Notes

ROCS      Reset Option Certificates

SFM       Single Family Mortgage

SGB       Societe Generale Bank

SOC GEN   Societe Generale

STARS     Short Term Adjustable Rate Securities

TANS      Tax Anticipation Notes

TRANS     Tax and Revenue Anticipation Notes

TRB       Tax Revenue Bonds

TSB       Trustee Savings Bank

VRDB      Variable Rate Demand Bonds

VRDN      Variable Rate Demand Notes

XLCA      XL Capital Assurance


MONEY MARKET FUNDS    70      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

TRUSTEES AND OFFICERS                                 MARCH 31, 2007 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 58 portfolios in the Northern Funds Complex -- Northern Funds offers 36 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   WILLIAM L. BAX                - Managing Partner of PricewaterhouseCoopers -- Chicago      - Sears Holding Corp. (a
   Age: 63                         (an accounting firm) from 1997 to 2003;                      retail company).
   Trustee since 2005            - Director of Big Shoulders Fund since 1997;
                                 - Director of Children's Memorial Hospital since 1997;
                                 - Trustee of DePaul University since 1998;
                                 - Director of Andrew Corporation since 2006;
                                 - Director of Arthur J. Gallagher & Co. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD G. CLINE              - Chairman and President of Hawthorne Investors, Inc. (a     - PepsiAmericas (a soft
   Age: 72                         management advisory services and private investment          drink bottling company);
   Chairman since 2002;            company) since 1996;                                       - Ryerson Inc. (a metals
   Trustee since 2000            - Managing Member of Hawthorne Investments, LLC (a private     distribution company).
                                   investment company) since 2001;
                                 - Managing Member of Hawthorne Investments II, LLC (a
                                   private investment company) since 2004;
                                 - Director of Colorado Banking Co., Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   EDWARD J. CONDON, JR.         - Chairman and CEO of The Paradigm Group, Ltd. (a            - None
   Age: 66                         financial adviser) since 2000;
   Trustee since 2000            - Principal and Co-Founder of Paradigm Capital, Ltd. since
                                   1996;
                                 - Senior Partner of New Ellis Ventures since 2001;
                                 - Member of the Board of Managers of The Liberty Hampshire
                                   Company, LLC (a receivable securitization company) from
                                   1996 to 2001;
                                 - Director of Financial Pacific Company (a small business
                                   leasing company) from 1998 to 2004;
                                 - Member and Director of the Illinois Venture Capital
                                   Association since 2001;
                                 - Trustee at Dominican University from 1996 to 2005;
                                 - Member of the Board of Directors of the Chicago
                                   Children's Museum since 2001;
                                 - Member of the Board of Governors of the Metropolitan
                                   Club since 2003;
                                 - Member of the Advisory Board of AAVIN Equity Partners
                                   since 2005;
                                 - Chairman of the Nominating Committee of Girl Scouts of
                                   Chicago from 1993 to 2003;
                                 - Member of the National Advisory Board of National
                                   Domestic Violence Hotline since 2005;
                                 - Member of the Board of Directors at Light Bridge
                                   Healthcare Research Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   SHARON GIST GILLIAM           - CEO of Chicago Housing Authority since 2006;               - None
   Age: 63                       - Executive Vice President of Unison-Maximus, Inc. (an
   Trustee since 2001              aviation and governmental consulting company) from 1989
                                   to 2005;
                                 - Principal/Officer/Director, UCG Associates, Inc. (an
                                   aviation consulting firm) from 2005 to 2006.


                        NORTHERN FUNDS ANNUAL REPORT   71     MONEY MARKET FUNDS

MONEY MARKET FUNDS
TRUSTEES AND OFFICERS (continued)

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   SANDRA POLK GUTHMAN           - CEO of Polk Bros. Foundation (an Illinois not-for-profit   - None
   Age: 63                         corporation) since 1993;
   Trustee since 2000            - Director of MBIA Insurance Corp. of Illinois (a
                                   municipal bond insurance company) since 1994;
                                 - Director of STS Consultants, Ltd. (an employee owned
                                   engineering consulting firm) since 2001.
   -----------------------------------------------------------------------------------------------------------------------
   MICHAEL E. MURPHY             - President of Sara Lee Foundation (philanthropic            - Coach, Inc.;
   Age: 70                         organization) from 1997 to 2001.                           - Payless Shoe Source, Inc.
   Trustee since 1998                                                                           (a retail shoe store
                                                                                                business);
                                                                                              - GATX Corporation (a
                                                                                                railcar leasing and
                                                                                                financial services
                                                                                                company).
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD P. STRUBEL            - Vice Chairman and Director of Cardean Learning Group       - Gildan Activewear, Inc.
   Age: 67                         (formerly UNext, Inc.) (a provider of educational            (an athletic clothing
   Trustee since 2000              services via the Internet) since 2003;                       marketing and
                                 - President, Chief Operating Officer and Director of           manufacturing company);
                                   UNext, Inc. from 1999 to 2003.                             - Goldman Sachs Mutual Fund
                                                                                                Complex (80 portfolios);
                                                                                              - Goldman Sachs Closed-End
                                                                                                Funds (2 portfolios).

   INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   MARY JACOBS SKINNER,          - Partner in the law firm of Sidley Austin, LLP.             - None
   ESQ. (3)
   Age: 49
   Trustee since 1998
   -----------------------------------------------------------------------------------------------------------------------
   TERENCE J. TOTH (3)           - President, Chief Executive Officer of Northern Trust       - None
   Age: 47                         Investments, N.A. from 2004 to present;
   Trustee since 2006            - President of Northern Trust Global Investments, a
                                   division of Northern Trust Corporation, since 2004;
                                 - Executive Vice President and Managing Director of
                                   Quantitative Management and Securities Lending of
                                   Northern Trust Investments, N.A. from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3) An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.


MONEY MARKET FUNDS    72      NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

   OFFICERS OF THE TRUST (1)
   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN
   FUNDS OFFICER                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ------------------------------------------------------------------------------------------
   LLOYD A. WENNLUND             - Executive Vice President since 2003 and Director since
   Age: 49                         2001 of Northern Trust Investments, N.A.; Executive Vice
   50 South LaSalle Street         President and other positions at The Northern Trust
   Chicago, IL 60603               Company, President and Director of Northern Trust
   President since 2000            Securities, Inc., and Managing Executive, Mutual Funds for
                                   Northern Trust Global Investments since 1989; Director,
                                   Northern Trust Global Advisors, Inc.
   ------------------------------------------------------------------------------------------
   ERIC K. SCHWEITZER            - Senior Vice President at Northern Trust Investments, N.A.
   Age: 45                         since 2001 and Senior Vice President at The Northern Trust
   50 South LaSalle Street         Company and the Director of Distribution, Product
   Chicago, IL 60603               Management and Client Services in the Mutual Fund Group of
   Vice President since 2000       Northern Trust Global Investments since 2000.
   ------------------------------------------------------------------------------------------
   STUART SCHULDT                - Senior Vice President and Division Manager of Fund
   Age: 45                         Administration and Fund Accounting, The Northern Trust
   50 South LaSalle Street         Company since 1998. Assistant Treasurer of the Trust from
   Chicago, IL 60603               2002 to 2005.
   Treasurer since 2005
   ------------------------------------------------------------------------------------------
   SUSAN J. HILL                 - Chief Compliance Officer of Northern Trust Investments,
   Age: 50                         N.A. since 2005; Senior Vice President of Northern Trust
   50 South LaSalle Street         Investments, N.A. since 2005; Counsel and Vice President
   Chicago, IL 60603               of Northern Trust Investments, N.A. and Northern Trust
   Chief Compliance Officer        Company from 2000 to 2004.
   since 2004
   ------------------------------------------------------------------------------------------
   DEBRA A. MAIRS                - Vice President and Director of Compliance of Northern
   Age: 45                         Trust Investments, N.A.; Vice President, Director of
   50 South LaSalle Street         Compliance and CCO of Northern Trust Securities, Inc.
   Chicago, IL 60603               since 2006; Vice President of Northern Trust Securities,
   Anti-Money Laundering           Inc. from 2004 to 2006. Chief Operating Officer at Melvin
   Compliance Officer since        Securities, Inc. from 1999 to 2004.
   2006
   ------------------------------------------------------------------------------------------
   BRIAN P. OVAERT               - Executive Vice President and Head of Worldwide Fund
   Age: 45                         Administration at The Northern Trust Company overseeing
   50 Bank Street                  Fund Accounting, Transfer Agent and Fund Administration
   London, E145NT                  functions since 1998; Treasurer of the Trust from 2002 to
   Assistant Treasurer since       2005; Assistant Treasurer of Alpha Strategy Funds and
   2005                            member of the board of directors of various Northern
                                   offshore subsidiaries.
   ------------------------------------------------------------------------------------------
   DIANA E. MCCARTHY, ESQ.       - Partner in the law firm of Drinker Biddle & Reath LLP
   Age: 55                         since 2002; Associate at Drinker Biddle & Reath LLP, from
   One Logan Square                1994 to 2002.
   18th and Cherry Streets
   Philadelphia, PA 19103-6996
   Secretary since 2006
   ------------------------------------------------------------------------------------------
   LINDA J. HOARD, ESQ.          - Senior Counsel and Senior Vice President at PFPC Inc.
   Age: 59                         since 1998.
   99 High Street, 27th Floor
   Boston, MA 02110
   Assistant Secretary since
   1999
   ------------------------------------------------------------------------------------------
   LORI V. O'SHAUGHNESSY, ESQ.   - Counsel and Vice President at PFPC Inc. since 2005;
   Age: 35                         Associate Counsel and Director at PFPC Inc. from 2002 to
   99 High Street, 27th Floor      2005; Associate Counsel at Investors Bank & Trust Company,
   Boston, MA 02110                a financial service provider, from 2001 to 2002.
   Assistant Secretary since
   2003

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.


                        NORTHERN FUNDS ANNUAL REPORT   73     MONEY MARKET FUNDS

MONEY MARKET FUNDS

   APPROVAL OF ADVISORY AGREEMENT


   The Trustees oversee the management of Northern Funds (the "Trust"), and review the investment performance and expenses of the investment funds covered by this Report (the "Funds") at regularly scheduled meetings held during the Funds' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreement (the "Advisory Agreement") for the Funds with Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser").

   The Advisory Agreement was most recently re-approved with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), at the annual contract renewal meeting held on February 15, 2007 (the "Annual Contract Meeting").

   In preparation for the Trustees' consideration of the Advisory Agreement at the Annual Contract Meeting, the Trustees reviewed information on the following topics for all of the Funds at a meeting held on November 3, 2006 (the "November Meeting"): the Investment Adviser's profitability; the qualifications of the Investment Adviser and its affiliates to provide services to the Funds; and policies adopted by the Investment Adviser regarding brokerage, trade allocations and other matters.

   In connection with both the November Meeting and the Annual Contract Meeting, the Trustees received written materials and oral presentations relating to the Trustees' consideration of the Advisory Agreement, and at those meetings the Trustees also considered the Investment Adviser's oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Annual Contract Meeting without employees of the Investment Adviser present.

   In evaluating the Advisory Agreement at the November Meeting and the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. Both in meetings specifically dedicated to the review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Adviser's investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

   Specifically in connection with the Trustees' approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreement; (ii) the Funds' investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. ("Lipper"), a third-party provider of mutual fund data; (iii) the contractual investment advisory fees, the actual investment advisory fees (after voluntary waivers) and the total expenses borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper;
   (iv) the investment advisory fees charged by the Investment Adviser to the Investment Adviser's institutional accounts; (v) the scope and depth of the Investment Adviser's resources; (vi) the Investment Adviser's staffing for the Funds and the experience of the portfolio managers; (vii) the Investment Adviser's financial resources and its ability to attract and retain portfolio management talent; (viii) the fees paid by the Funds to the Investment Adviser and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; (ix) the benefits received by the Investment Adviser and its affiliates from their relationships with the Funds; and (x) potential economies of scale at various Fund asset levels. In addition, the Trustees considered the Investment Adviser's willingness to meet separately with representatives of the Board of Trustees in preparation for the Annual Contract Meeting and to provide information requested by the Trustees.

   In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds' custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds' shareholders had

MONEY MARKET FUNDS    74      NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

   other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Adviser was both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds. The Trustees also discussed the Adviser's continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. In connection with compliance, the Trustees noted the frequent and substantial reports made by the Trust's Chief Compliance Officer throughout the year. Finally, the Trustees considered the Investment Adviser's responsiveness to their requests for information.

   The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Fund's investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds' investment performance was provided for one, two, three, four, five and ten years. In addition, the Trustees reviewed information prepared by a third-party analyzing the risk-adjusted returns of the Funds. The Trustees considered the Funds' investment performance in light of the investment benchmarks, objectives and credit parameters applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Adviser's investment approach for the Funds.

   Based on the information provided, the Trustees believed that the Money Market Funds had provided competitive yields in light of their respective investments objectives and policies.

   The Trustees also considered the Funds' contractual advisory fee rates; the Funds' total operating expense ratios; the Investment Adviser's voluntary fee waivers and expense reimbursements with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Adviser and its affiliates for custodial, transfer agency and co-administration services, and reviewed information regarding economies of scale. In this regard, the Trustees considered the Investment Adviser's view that the Funds may be sharing in economies of scale through the level at which the Funds' advisory fees are set and through the Investment Adviser's voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing the fee rates charged by the Investment Adviser (which do not include fee breakpoints) with the fee rates charged by other, unaffiliated investment managers to their clients. The Trustees also considered the reductions in the contractual advisory fee rates for the Funds that were approved in recent years, including 2006.

   Information on the services rendered by the Investment Adviser to the Funds, the recently reduced fee rates paid by the Funds under the Advisory Agreement and the Funds' total operating expense ratios were compared to similar information for other mutual funds advised by other, unaffiliated investment management firms. Many of the comparisons of the Funds' fee rates and total operating expense ratios were prepared by Lipper. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds. Information was also provided on the fee rates charged by the Investment Adviser to private accounts managed by it. In addition, the Trustees noted the Investment Adviser's voluntary undertaking to limit the Funds' total expense ratios to specified levels.

   After deliberation, the Trustees concluded at the Annual Contract Meeting with respect to all of the Funds, that the fees paid by Funds were reasonable in light of the services provided by the Investment Adviser, its actual or projected costs and the Funds' current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved and continued.


                        NORTHERN FUNDS ANNUAL REPORT   75     MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

---------------------------------------------------------------
   PORTFOLIO HOLDINGS

  Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

---------------------------------------------------------------
   PROXY VOTING

  Northern Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling the Northern Funds Center at 800/595-9111.


MONEY MARKET FUNDS    76      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust
--------------------------------------------------------------------------------
                                NOT FDIC INSURED

--------------------------------------------------------------------------------
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------


 2      PORTFOLIO MANAGEMENT COMMENTARY
 8      STATEMENTS OF ASSETS AND LIABILITIES
 10     STATEMENTS OF OPERATIONS
 12     STATEMENTS OF CHANGES IN NET ASSETS
 14     FINANCIAL HIGHLIGHTS
 20     SCHEDULES OF INVESTMENTS
        20    BOND INDEX FUND
        31    FIXED INCOME FUND
        36    GLOBAL FIXED INCOME FUND
        38    HIGH YIELD FIXED INCOME FUND
        45    SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
        46    U.S. GOVERNMENT FUND
 48     NOTES TO THE FINANCIAL STATEMENTS
 54     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 55     FUND EXPENSES
 56     ABBREVIATIONS AND OTHER INFORMATION
 57     TRUSTEES AND OFFICERS
        60    APPROVAL OF ADVISORY AGREEMENT
 64     FOR MORE INFORMATION


                        NORTHERN FUNDS ANNUAL REPORT    1     FIXED INCOME FUNDS

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

BOND INDEX FUND

From its inception date on February 27, 2007 through March     FUND MANAGER
31, 2007, the total return of the Northern Bond Index Fund
was -0.18 percent, in line with the -0.16 percent return of    (PHOTO)
the Lehman Brothers U.S. Aggregate Index. Bonds performed
well during the first quarter of 2007, masking an important    LOUIS D'ARIENZO
change in the underlying environment.                          With Northern Trust
                                                               since 2003
The first half of the period brought a continuation of the
trends that characterized late 2006, with investors            FUND STATISTICS
remaining comfortable holding higher-risk assets. Beginning
in late February, however, global market volatility and        INCEPTION DATE: February 27, 2007
concerns about the sub-prime mortgage market prompted          TOTAL NET ASSETS: $168 million
investors to reassess the valuations of multiple asset         NET ASSET VALUE: $9.94
classes, most dramatically those seen as being higher-risk.    TICKER SYMBOL: NOBOX
This re-pricing of risk sparked a flight to quality into       AVERAGE MATURITY: 6.9 years
lower-risk assets through the latter part of the quarter.      DURATION: 4.5 years
                                                               DIVIDEND SCHEDULE: Monthly
The U.S. Treasury market grappled with a mixed picture of
slower growth, rising inflation, steady employment and the     TOTAL RETURN PERIOD ENDED 3/31/07
unknown effect of the sub-prime mortgage woes. The yield
curve steepened, meaning that the difference in the yield of   -----------------------------------------------
short- and longer-term issues increased. Yields on             SINCE INCEPTION                         (0.18)%
short-term bonds declined on the growing view that the         -----------------------------------------------
Federal Reserve would cut rates sooner than expected. The
yield on the two-year note decreased by 23 basis points,       Performance quoted represents past perfor-
while the five-year yield decreased by 16 basis points and     mance and does not guarantee future results.
the 10-year yield by six basis points. Meanwhile, the yield    Investment return and principal value will
on 30-year bonds increased by three basis points.              fluctuate so that shares, when redeemed, may be
                                                               worth more or less than their original cost.
Going forward, we will continue to invest in a sample of       Current performance may be lower or higher than
securities that are representative of the Index in an effort   that shown here. Performance data current to
to provide returns that closely approximate those of the       the most recent month-end is available at
Index.                                                         NORTHERNFUNDS.COM.

                                                               Income from the Fund may be subject to federal
                                                               alternative minimum (AMT), state and local
                                                               taxes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Lehman Brothers U.S. Aggregate Index is an
                                                               unmanaged index of prices of U.S.
                                        LEHMAN BROTHERS U.S.   dollar-denominated investment grade fixed
                     BOND INDEX FUND       AGGREGATE INDEX     income securities with remaining maturities of
------------------------------------------------------------   one year and longer.
2/27/2007                 10,000               10,000
3/31/2007                  9,982                9,984          The graph and table do not reflect the
                                                               deduction of taxes that a shareholder would pay
                                                               on fund distributions or the redemption of fund
                                                               shares.

                                                               Unlike the Index, the Fund's total returns are
                                                               reduced by operating expenses, such as
                                                               transaction costs and management fees.


FIXED INCOME FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

FIXED INCOME FUND

The U.S. economy slowed over the past 12 months with           FUND MANAGER
fourth-quarter growth coming in at 2.5 percent. Increased
globalization offset this slowing as Asian economies           (PHOTO)
continued their strong growth and European economies showed
signs of strength. This backdrop of slower growth in the       COLIN A. ROBERTSON
United States and increased growth in the rest of the          With Northern Trust
developed world created a conundrum for both the Federal       since 1999
Reserve and investors in the fixed-income markets.
                                                               FUND STATISTICS
Housing market weakness and disturbing sub-prime mortgage
headlines weighed on the bond market at various intervals      INCEPTION DATE: April 1, 1994
throughout the period. In general, we have maintained the      TOTAL NET ASSETS: $1.1 billion
view that a low unemployment rate coupled with the             NET ASSET VALUE: $9.87
demographic shifts taking place in the U.S. economy would      TICKER SYMBOL: NOFIX
offset a slowing housing market. Inflation concerns have       AVERAGE MATURITY: 8.0 years
also continued to pressure the bond market. Although growth    DURATION: 3.4 years
has slowed, inflation readings have remained elevated, with    DIVIDEND SCHEDULE: Monthly
the core Consumer Price Index on an annualized basis posting
readings of 2.7 percent in both January and February of        AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
2007, materially above the Fed's comfort zone.
                                                               -----------------------------------------------
For most of the period, the Treasury yield curve has           ONE YEAR                                  6.26%
remained flat to inverted, with short-term rates equal to or   FIVE YEAR                                 4.83%
higher than long-term rates. This has historically been a      TEN YEAR                                  5.58%
precursor to a Fed easing, but we do not subscribe to this     SINCE INCEPTION                           5.82%
view and attribute the inverted yield curve to excess global   -----------------------------------------------
liquidity.
                                                               Performance quoted represents past perfor-
The Fund provided a return of 6.26 percent during the          mance and does not guarantee future results.
period, underperforming the 6.59 percent return of its         Investment return and principal value will
benchmark, the Lehman Brothers U.S. Aggregate Index. The       fluctuate so that shares, when redeemed, may be
Fund maintained a barbelled structure for most of the past     worth more or less than their original cost.
12 months, as we believe this structure should out-yield a     Current performance may be lower or higher than
more bulleted portfolio in the current environment. Duration   that shown here. Performance data current to
positioning was a detractor to relative performance as we      the most recent month-end is available at
shortened maturity prior to several flight-to-quality moves    NORTHERNFUNDS.COM.
in the market that caused interest rates to rally.

The asset allocation of the Fund was generally positive for performance. We maintained exposure in varying degrees to all sectors that provide a yield advantage over Treasuries, all of which generated positive excess returns. Security selection on balance was positive with strong selection in the last quarter of 2006 only partially offset by earlier weakness.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Lehman Brothers U.S. Aggregate Index is an
                                                               unmanaged index of prices of U.S.
                                       LEHMAN BROTHERS U.S.    dollar-denominated investment grade fixed
                  FIXED INCOME FUND      AGGREGATE INDEX       income securities with remaining maturities of
-----------------------------------------------------------    one year and longer.
4/1/1994                10,000                10,000
                        10,417                10,499           The graph and table do not reflect the
                        11,580                11,631           deduction of taxes that a shareholder would pay
                        12,108                12,202           on fund distributions or the redemption of fund
                        13,549                13,666           shares.
                        14,259                14,551
                        14,330                14,824           Unlike the Index, the Fund's total returns are
                        15,973                16,681           reduced by operating expenses, such as
                        16,464                17,572           transaction costs and management fees.
                        17,996                19,625
                        19,072                20,687
                        19,212                20,925
                        19,629                21,398
3/31/2007               20,859                22,808


                           NORTHERN FUNDS ANNUAL REPORT   3   FIXED INCOME FUNDS

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

GLOBAL FIXED INCOME FUND

The global economic recovery continues to gain momentum with   FUND MANAGER
growth evident in both continental Europe and Japan. The
major central banks responded to this landscape of             (PHOTO)
heightened economic growth and also higher inflation with a
series of interest rate hikes. These moves were signaled as    WAYNE G. BOWERS
the start of removing a previously accommodative monetary      With Northern Trust
policy as opposed to the introduction of a restrictive         since 1999
stance. The Bank of England, the European Central Bank and
the Bank of Japan all raised benchmark rates. These actions    FUND STATISTICS
were generally well communicated and implemented at a steady
pace, although the Bank of England's timing was a surprise     INCEPTION DATE: April 1, 1994
for the market.                                                TOTAL NET ASSETS: $30 million
                                                               NET ASSET VALUE: $10.65
The U.K. and European bond curves witnessed significant        TICKER SYMBOL: NOIFX
upward pressure on yields, with the slope of the U.K. curve    AVERAGE MATURITY: 8.1 years
becoming more inverse and that of the European curve           DURATION: 6.0 years
flattening further. By comparison, the shape of the Japanese   DIVIDEND SCHEDULE: Annually
yield curve did not experience significant change even
though the Bank of Japan has finally abandoned its             AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
entrenched "zero rate" monetary policy stance.
                                                               -----------------------------------------------
The Fund delivered a 6.49 percent total return for the         ONE YEAR                                  6.49%
12-month period ended March 31, 2007, compared with 7.64       FIVE YEAR                                 6.96%
percent for its benchmark, the J.P. Morgan Government Bond     TEN YEAR                                  4.46%
Index Global. The Fund has been strategically positioned for   SINCE INCEPTION                           4.95%
higher rates in Japan, while also holding longer bulleted      -----------------------------------------------
exposure in the U.K. curve. These positions contributed to
the underperformance of the Fund compared with the             Performance quoted represents past perfor-
benchmark.                                                     mance and does not guarantee future results.
                                                               Investment return and principal value will
The dollar depreciated 7.2 percent versus a basket of major    fluctuate so that shares, when redeemed, may be
currencies for the period. The euro and pound exhibited        worth more or less than their original cost.
strength with both currencies appreciating over 10 percent     Current performance may be lower or higher than
versus the dollar. The yen moved in a volatile, large          that shown here. Performance data current to
trading range against the dollar, only to finish the           the most recent month-end is available at
reporting period virtually unchanged. Our currency             NORTHERNFUNDS.COM.
positioning has been consistent through the period with
moderate strategic dollar underweightings. However, our        The Fund is "non-diversified" under the
primary positions of being long the yen and short the dollar   Investment Company Act of 1940, and may invest
contributed to the underperformance of the Fund versus the     more of its assets in fewer issuers than
benchmark. Our current positioning still favors a shorter      "diversified" mutual funds.
duration in Japan, further curve flattening and higher rates
in Europe and the U.K., together with modest, diversified,     Foreign securities may involve additional
strategic short-dollar positions across a basket of major      risks, including social and political
currencies.                                                    instability, reduced market liquidity and
                                                               currency volatility.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The J.P. Morgan Government Bond Index Global is
                                                               an unmanaged index of traded government fixed
                       GLOBAL FIXED   J.P. MORGAN GOVERNMENT   income securities that cannot be purchased by
                        INCOME FUND      BOND INDEX GLOBAL     international investors.
------------------------------------------------------------
 4/1/1994                 10,000              10,000           The graph and table do not reflect the
                          11,281              11,208           deduction of taxes that a shareholder would pay
                          11,946              11,946           on fund distributions or the redemption of fund
                          12,109              12,197           shares.
                          12,665              12,999
                          13,891              14,263           Unlike the Index, the Fund's total returns are
                          13,181              14,141           reduced by operating expenses, such as
                          13,384              14,011           transaction costs and management fees.
                          13,386              14,086
                          15,850              17,591
                          17,837              19,940
                          18,670              21,002
                          17,598              20,040
3/31/2007                 18,739              21,571


FIXED INCOME FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

HIGH YIELD FIXED INCOME FUND

The high-yield fixed-income market posted double-digit         FUND MANAGER
positive returns for the 12-month period ended March 31,
2007, with the Lehman Brothers U.S. Corporate High Yield 2%    (PHOTO)
Issuer Cap Index returning 10.97 percent. The total return
for the Fund during the period was 10.16 percent. High yield   EDWARD J. CASEY
initially posted negative returns given moderating economic    With Northern Trust
growth and persistently high inflation. The Federal Reserve    since 2002
paused in its tightening policy in August, based on the
belief that economic growth had peaked and the subsequent      FUND STATISTICS
economic slowdown should moderate inflation pressures.
                                                               INCEPTION DATE: December 31, 1998
As inflation expectations and commodity markets fell, the      TOTAL NET ASSETS: $1.8 billion
high-yield market benefited from the significant rally in      NET ASSET VALUE: $8.24
interest rates. Corporate earnings continued their recent      TICKER SYMBOL: NHFIX
string of double-digit gains, fueling the rally in equity      AVERAGE MATURITY: 6.7 years
markets and providing a key fundamental pillar of credit       DURATION: 3.7 years
support for high-yield issuers. While issuance ramped higher   DIVIDEND SCHEDULE: Monthly
throughout the period, driven by a seemingly unending
pipeline of large and highly leveraged private                 AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
equity-related deals, investor demand was more than adequate
to meet the heightened supply.                                 -----------------------------------------------
                                                               ONE YEAR                                 10.16%
For the 12-month period, high-yield bond performance was led   THREE YEAR                                7.22%
by the most speculative issuers. Specifically, BB-rated        FIVE YEAR                                 9.05%
bonds returned 8.61 percent, B-rated bonds returned 10.37      SINCE INCEPTION                           6.14%
percent and CCC-rated bonds returned 17.70 percent. The        -----------------------------------------------
strongest performing sectors included communications,
automotive, retailers and supermarkets. During the period,     Performance quoted represents past perfor-
the Fund's strategy became increasingly aggressive. We         mance and does not guarantee future results.
increased exposure to lower-rated securities and decreased     Investment return and principal value will
cash equivalents. While our underweighting of CCC-rated        fluctuate so that shares, when redeemed, may be
securities restrained performance early in the period, the     worth more or less than their original cost.
subsequent move to a slight overweighting of these issues      Current performance may be lower or higher than
benefited the Fund. From a maturity perspective we further     that shown here. Performance data current to
decreased the Fund's exposure to longer-dated securities,      the most recent month-end is available at
which benefited performance.                                   NORTHERNFUNDS.COM.

The level of additional yield provided by the overall          The Fund invests in below investment-grade debt
corporate market versus Treasuries is near historic lows,      obligations, commonly known as "junk bonds."
and lower-quality credit spreads have tightened the most       While offering higher current yields, these
given the strength in the high yield market. In addition,      securities generally are considered speculative
our expectation is that default rates will gradually move      and are subject to greater risks than
higher from currently low levels. As a result, we believe      higher-rated bonds.
fundamental research will be increasingly important to the
Fund's performance as we enter a new fiscal year.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Lehman Brothers U.S. Corporate High Yield
                                                               2% Issuer Cap Index is an unmanaged index of
                           LEHMAN BROTHERS                     the 2% Issuer Cap component of the Lehman
                            U.S. CORPORATE   LEHMAN BROTHERS   Brothers High Yield Corporate Bond Index, which
              HIGH YIELD      HIGH YIELD        HIGH YIELD     is a market value-weighted index of fixed rate,
                FIXED         2% ISSUER         CORPORATE      non-investment grade debt.
             INCOME FUND      CAP INDEX         BOND INDEX
------------------------------------------------------------   The Lehman Brothers High Yield Corporate Bond
12/31/1998      10,000          10,000            10,000       Index is a market value-weighted index that
                10,202          10,185            10,184       tracks the performance of non-investment grade,
                10,269           9,999            10,000       fixed rate, publicly placed and non-convertible
                10,347          10,271            10,251       debt.
                10,583          10,348            10,318
                11,120          10,910            10,771       The graph and table do not reflect the
                13,259          13,380            13,206       deduction of taxes that a shareholder would pay
                13,965          14,293            14,114       on fund distributions or the redemption of fund
                14,836          15,313            15,163       shares. Unlike the Index, the Fund's total
 3/31/2007      16,343          16,993            16,685       returns are reduced by operating expenses, such
                                                               as transaction costs and management fees.
Effective March 31, 2007, the Lehman Brothers U.S. Corporate
High Yield 2% Issuer Cap Index replaced the Lehman Brothers
High Yield Corporate Bond Index as the Fund's performance
benchmark.


                           NORTHERN FUNDS ANNUAL REPORT   5   FIXED INCOME FUNDS

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

Following 17 consecutive short-term interest rate increases,   FUND MANAGER
U.S. economic indicators began to moderate just enough to
allow the Federal Reserve to pause in its tightening cycle     (PHOTO)
following the June 2006 meeting. U.S. GDP averaged 2.4
percent from the second quarter through the fourth quarter     DANIEL J. PERSONETTE
of 2006, while inflation abated just slightly. As investors    With Northern Trust
weighed the timing of the Fed's next rate move, a slowdown     since 1999
in the housing market, declines in manufacturing and slower
capital spending by businesses caused market participants to   FUND STATISTICS
price in a Fed ease. However, the low U.S. unemployment rate
as well as wage increases for workers and higher readings      INCEPTION DATE: October 1, 1999
from some gauges of inflation kept the Fed on hold. The        TOTAL NET ASSETS: $127 million
tug-of-war between the bond bulls and bears increased market   NET ASSET VALUE: $9.99
volatility slightly over the period, though volatility         TICKER SYMBOL: NSIUX
remained quite subdued on a historical basis.                  AVERAGE MATURITY: 4.6 years
                                                               DURATION: 2.6 years
While the Fed remained on hold, a view by some market          DIVIDEND SCHEDULE: Monthly
commentators that the slowdown in the housing market would
hamper consumer spending gained traction, leading interest     AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
rates lower. As we witnessed the tightening of lenders'
credit standards, adjustable-rate mortgage rates resetting     -----------------------------------------------
at higher levels, declines in housing prices, and              ONE YEAR                                  5.19%
construction and manufacturing job losses, some anticipated    THREE YEAR                                1.76%
a severe economic slowdown. Others noted rising wages,         FIVE YEAR                                 3.10%
plentiful jobs, robust global growth and the resilient         SINCE INCEPTION                           4.22%
consumer. Although economic growth did moderate, inflation     -----------------------------------------------
remained at the higher end of the Fed's comfort zone.
                                                               Performance quoted represents past performance
The Fund returned 5.19 percent for its most recent fiscal      and does not guarantee future results.
year, compared with the 5.43 percent return of the Lehman      Investment return and principal value will
Brothers 1-5 Year U.S. Government Index. Our expectation of    fluctuate so that shares, when redeemed, may be
a soft landing for the economy meant that the portfolio was    worth more or less than their original cost.
tactically short duration during most of the period compared   Current performance may be lower or higher than
with the benchmark, and overweight in mortgage and agency      that shown here. Performance data current to
securities. Our duration stance detracted from performance     the most recent month-end is available at
during May 2006 and February 2007 when demand for Treasury     NORTHERNFUNDS.COM.
securities spiked. However, the Fund benefited modestly from
opportunistic trading during the period as we attempted to     Unlike U.S. Treasury bonds and bills, the
take advantage of fluctuations in bond yields. In addition,    principal value and investment return of the
our overweight to agency and mortgage securities contributed   Fund are neither guaranteed nor insured by the
to returns, as these two areas performed well.                 U.S. Government.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Lehman Brothers 1-5 Year U.S. Government
                                                               Index is an unmanaged index of securities
                                                    MERRILL    issued by the U.S. government with maturities
                   SHORT-       LEHMAN BROTHERS    LYNCH 1-5   of one to five years.
                INTERMEDIATE        1-5 YEAR         YEAR
              U.S. GOVERNMENT   U.S. GOVERNMENT   GOVERNMENT   The Merrill Lynch 1-5 Year Government Index is
                    FUND             INDEX           INDEX     an unmanaged index of prices of U.S. Treasury
------------------------------------------------------------   notes with maturities of one to five years.
10/1/1999          10,000            10,000         10,000
                   10,167            10,162         10,163     The graph and table do not reflect the
                   11,156            11,258         11,258     deduction of taxes that a shareholder would pay
                   11,703            11,874         11,867     on fund distributions or the redemption of fund
                   12,630            12,897         12,863     shares.
                   12,940            13,286         13,238
                   12,774            13,203         13,160
                   12,963            13,493         13,453
3/31/2007          13,636            14,224         14,038

Effective March 31, 2007, the Lehman Brothers 1-5 Year U.S.    Unlike the Index, the Fund's total returns are
Government Index replaced the Merrill Lynch 1-5 Year           reduced by operating expenses, such as
Government Index as the Fund's performance benchmark.          transaction costs and management fees.






FIXED INCOME FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

U.S. GOVERNMENT FUND

For the 12 months ended March 31, 2007, a slight moderation    FUND MANAGER
in economic data allowed the Federal Reserve to pause in its
tightening cycle following the June 2006 meeting. Gross        (PHOTO)
Domestic Product averaged 2.4 percent from the second
quarter through the fourth quarter of 2006, while inflation    DANIEL J. PERSONETTE
abated slightly. As investors pondered the timing of the       With Northern Trust
Fed's next rate move, a slowdown in the housing market,        since 1999
declines in manufacturing and slower capital spending by
businesses made some market participants believe that the      FUND STATISTICS
Fed would cut interest rates in the near term. However, the
low U.S. unemployment rate, reports of wage increases and      INCEPTION DATE: April 1, 1994
higher readings from some gauges of inflation kept the Fed     TOTAL NET ASSETS: $143 million
on hold. Market tension over the direction of the economy      NET ASSET VALUE: $9.81
and interest rates increased bond market volatility            TICKER SYMBOL: NOGUX
slightly, though the volatility seemed subdued if judged on    AVERAGE MATURITY: 6.1 years
a longer-term basis.                                           DURATION: 3.4 years
                                                               DIVIDEND SCHEDULE: Monthly
During the period, concern that a slowdown in the housing
market would hamper consumer spending caused interest rates    AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
to trend lower, the Lehman Brothers Intermediate U.S.
Government Index. As lenders tightened credit standards,       -----------------------------------------------
adjustable-rate mortgage rates reset at higher levels,         ONE YEAR                                  5.31%
housing prices declined, and construction and manufacturing    FIVE YEAR                                 3.68%
companies cut jobs, some market watchers predicted a severe    TEN YEAR                                  5.05%
economic slowdown. At the same time, however, wages were       SINCE INCEPTION                           5.05%
rising, jobs within the general economy were plentiful, the    -----------------------------------------------
consumer remained resilient and global growth was robust. As
U.S. growth moderated but did not crater in the 12-month       Performance quoted represents past performance
period, inflation remained at the higher end of the Fed's      and does not guarantee future results.
comfort zone.                                                  Investment return and principal value will
                                                               fluctuate so that shares, when redeemed, may be
The Fund posted a 5.31 percent total return for its most       worth more or less than their original cost.
recent fiscal year, underperforming the 5.75 percent return    Current performance may be lower or higher than
of its benchmark, the Lehman Brothers Intermediate U.S.        that shown here. Performance data current to
Government Index. Our expectation of a soft landing for the    the most recent month-end is available at
economy meant that the portfolio was underweight duration      NORTHERNFUNDS.COM.
during most of the period compared with the Index, and
overweight in mortgage and agency securities. Our duration     Unlike U.S. Treasury bonds and bills, the
stance detracted from performance during May 2006 and          principal value and investment return of the
February 2007 when demand for Treasury securities spiked.      Fund are neither guaranteed nor insured by the
However, our opportunistic trading during the period helped    U.S. Government.
performance as we took advantage of fluctuations in bond
yields. Lastly, the Fund benefited from our agency and
mortgage security overweights, as these areas both performed well.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Lehman Brothers Intermediate U.S.
                                                               Government Index is an unmanaged index
                                            LEHMAN BROTHERS    including all public obligations of the U.S.
                               U.S.        INTERMEDIATE U.S.   Treasury and all publicly issued debt of U.S.
                         GOVERNMENT FUND    GOVERNMENT INDEX   government agencies with maturities of up to 10
------------------------------------------------------------   years.
 4/1/1994                     10,000             10,000
                              10,351             10,427        The graph and table do not reflect the
                              11,129             11,376        deduction of taxes that a shareholder would pay
                              11,585             11,915        on fund distributions or the redemption of fund
                              12,614             13,032        shares.
                              13,372             13,889
                              13,581             14,225        Unlike the Index, the Fund's total returns are
                              15,130             15,925        reduced by operating expenses, such as
                              15,834             16,720        transaction costs and management fees.
                              17,536             18,551
                              18,031             19,215
                              17,781             19,103
                              18,025             19,501
3/31/2007                     18,981             20,622


                           NORTHERN FUNDS ANNUAL REPORT   7   FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

                                                BOND        FIXED
Amounts in thousands,                           INDEX      INCOME
except per share data                           FUND        FUND
-------------------------------------------------------------------
ASSETS:
Investments, at cost                          $198,538   $1,411,082
Investments, at value                         $197,668   $1,409,526
Cash                                               331          105
Foreign currencies, at value (cost $98 and
   $4, respectively)                                 -           99
Interest income receivable                       1,263        7,350
Receivable for securities sold                   2,520            -
Receivable for fund shares sold                  2,076        2,811
Receivable from investment adviser                  14           20
Unrealized gain on forward foreign currency
   exchange contracts                                -            -
Prepaid and other assets                             -            2
Total Assets                                   203,872    1,419,913
-------------------------------------------------------------------
LIABILITIES:
Unrealized loss on forward foreign currency
   exchange contracts                                -            -
Payable for securities purchased                 1,567       31,322
Payable for when-issued securities              33,860      318,749
Payable for fund shares redeemed                    50        1,410
Distributions to shareholders                      110          668
Payable to affiliates:
   Investment advisory fees                          5          143
   Co-administration fees                            5           31
   Custody and accounting fees                       2            5
   Transfer agent fees                               3           20
   Trustee fees                                      -            4
Accrued other liabilities                           11           36
Total Liabilities                               35,613      352,388
-------------------------------------------------------------------
Net Assets                                    $168,259   $1,067,525
-------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                 $169,165   $1,078,312
Accumulated undistributed net investment
   income (loss)                                     -         (797)
Accumulated undistributed net realized loss        (36)      (8,450)
Net unrealized appreciation (depreciation)        (870)      (1,540)
Net Assets                                    $168,259   $1,067,525
-------------------------------------------------------------------

SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                     16,933      108,146

NET ASSET VALUE, REDEMPTION AND OFFERING
   PRICE PER SHARE:                           $   9.94   $     9.87
-------------------------------------------------------------------

See Notes to the Financial Statements.


FIXED INCOME FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                          SHORT-
 GLOBAL   HIGH YIELD   INTERMEDIATE
 FIXED       FIXED         U.S.          U.S.
 INCOME     INCOME      GOVERNMENT    GOVERNMENT
  FUND       FUND          FUND          FUND
------------------------------------------------
$28,084   $1,767,051     $160,189      $178,253
$30,124   $1,800,485     $160,122      $178,486
      1        1,584           30            27
      4            -            -             -
    405       38,740        1,061         1,210
      -        5,532        9,451        10,959
      -        3,582           35           131
      2           27            4             3
     25            -            -             -
      1            3            1             1
 30,562    1,849,953      170,704       190,817
------------------------------------------------

     10            -            -             -
    917       24,687        9,441        10,947
      -            -       33,635        36,184
     98        2,665           64           238
      -        1,774           74            85
      5          244           17            19
      1           52            4             4
      2            8            1             1
      -           35            2             3
      1            3            1             1
     13          108           13            26
  1,047       29,576       43,252        47,508
------------------------------------------------
$29,515   $1,820,377     $127,452      $143,309
------------------------------------------------

$28,335   $1,815,393     $133,350      $147,236
   (529)        (529)          (1)          413
   (353)     (27,921)      (5,830)       (4,573)
  2,062       33,434          (67)          233
$29,515   $1,820,377     $127,452      $143,309
------------------------------------------------

  2,772      221,019       12,759        14,611

$ 10.65   $     8.24     $   9.99      $   9.81
------------------------------------------------

See Notes to the Financial Statements.


                           NORTHERN FUNDS ANNUAL REPORT   9   FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

                                                                                     BOND     FIXED
                                                                                    INDEX    INCOME
Amounts in thousands                                                               FUND(1)     FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                                     $ 571    $48,918
   Total Investment Income                                                            571     48,918
----------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                                               17      6,319
Co-administration fees                                                                 17      1,354
Custody fees                                                                            7        118
Accounting fees                                                                         3        111
Transfer agent fees                                                                    11        903
Registration fees                                                                      18         27
Printing fees                                                                           6         59
Professional fees                                                                       5         44
Trustee fees and expenses                                                               -         17
Shareholder servicing fees                                                              -          3
Interest expense                                                                        -          -
Other                                                                                   -         23
----------------------------------------------------------------------------------------------------
Total Expenses                                                                         84      8,978
   Less expenses reimbursed by investment adviser                                     (53)      (848)
   Less custodian credits                                                              (4)        (5)
   Net Expenses                                                                        27      8,125
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                 544     40,793
----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                                                        (36)     2,315
   Foreign currency transactions                                                        -      2,150
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                       (870)    10,567
   Forward foreign currency exchange contracts                                          -          -
   Translation of other assets and liabilities denominated in foreign currencies        -         16
   Net Gains (Losses) on Investments and Foreign Currency                            (906)    15,048
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $(362)   $55,841
----------------------------------------------------------------------------------------------------

(1)  Commenced investment operations on February 27, 2007.

See Notes to the Financial Statements.


FIXED INCOME FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

                              FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2007

                                   SHORT-
   GLOBAL       HIGH YIELD      INTERMEDIATE        U.S.
FIXED INCOME   FIXED INCOME   U.S. GOVERNMENT   GOVERNMENT
    FUND           FUND            FUND            FUND
----------------------------------------------------------

   $1,154        $129,407         $6,713          $ 7,283
    1,154         129,407          6,713            7,283
----------------------------------------------------------

      268          11,105            933            1,014
       47           2,380            200              217
       63             181             28               30
       25             181             34               35
       31           1,586            133              145
       20              41             20               19
       20              79             20               20
       15              56             15               15
        6              23              5                5
        1             251              2               31
        1               -              -                -
        9              30              9               10
----------------------------------------------------------
      506          15,913          1,399            1,541
     (143)         (1,500)          (194)            (236)
        -            (136)            (6)              (1)
      363          14,277          1,199            1,304
----------------------------------------------------------
      791         115,130          5,514            5,979
----------------------------------------------------------


      711           4,913           (212)          (1,103)
     (601)              -              -                -

      964          36,251          1,408            2,535
       74               -              -                -
        6               -              -                -
    1,154          41,164          1,196            1,432
----------------------------------------------------------
   $1,945        $156,294         $6,710          $ 7,411
----------------------------------------------------------

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   11   FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       BOND             FIXED
                                                                                       INDEX            INCOME
                                                                                       FUND              FUND
Amounts in thousands                                                                  2007(1)       2007       2006
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                $    544   $   40,793   $ 31,068
Net realized gains (losses)                                                               (36)       4,465    (10,739)
Net change in unrealized appreciation (depreciation)                                     (870)      10,583     (3,572)
   Net Increase (Decrease) in Net Assets Resulting from Operations                       (362)      55,841     16,757
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions       169,165      264,478     46,526
   Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions    169,165      264,478     46,526
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                                                               (544)     (42,141)   (32,488)
From net realized gains                                                                     -            -     (1,309)
   Total Distributions Paid                                                              (544)     (42,141)   (33,797)
---------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               168,259      278,178     29,486
NET ASSETS:
Beginning of period                                                                         -      789,347    759,861
End of period                                                                        $168,259   $1,067,525   $789,347
---------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                               $      -   $     (797)  $   (540)
---------------------------------------------------------------------------------------------------------------------

(1)  Commenced investment operations on February 27, 2007.

See Notes to the Financial Statements.


FIXED INCOME FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

                                  FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

                                                          SHORT-
       GLOBAL                  HIGH YIELD              INTERMEDIATE               U .S.
    FIXED INCOME            FIXED INCOME             U.S. GOVERNMENT            GOVERNMENT
        FUND                     FUND                      FUND                    FUND
  2007       2006         2007          2006         2007        2006        2007        2006
-----------------------------------------------------------------------------------------------
$   791    $   930    $  115,130    $   67,992    $  5,514    $  4,548    $  5,979    $  6,167
    110     (1,121)        4,913        (4,434)       (212)     (2,796)     (1,103)     (1,530)
  1,044     (2,247)       36,251        (4,524)      1,408         462       2,535      (1,750)
  1,945     (2,438)      156,294        59,034       6,710       2,214       7,411       2,887
-----------------------------------------------------------------------------------------------

 (4,395)    (5,664)      378,092       562,538     (14,301)    (15,192)    (15,956)    (43,293)
 (4,395)    (5,664)      378,092       562,538     (14,301)    (15,192)    (15,956)    (43,293)
-----------------------------------------------------------------------------------------------

 (1,258)      (925)     (114,756)      (68,895)     (5,544)     (4,636)     (6,009)     (6,262)
 (1,258)      (925)     (114,756)      (68,895)     (5,544)     (4,636)     (6,009)     (6,262)
-----------------------------------------------------------------------------------------------
 (3,708)    (9,027)      419,630       552,677     (13,135)    (17,614)    (14,554)    (46,668)


 33,223     42,250     1,400,747       848,070     140,587     158,201     157,863     204,531
$29,515    $33,223    $1,820,377    $1,400,747    $127,452    $140,587    $143,309    $157,863
-----------------------------------------------------------------------------------------------
$  (529)   $  (200)   $     (529)   $     (903)   $     (1)   $     (1)   $    413    $    415
-----------------------------------------------------------------------------------------------

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   13   FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

                                                                 BOND INDEX FUND
Selected per share data                                              2007(3)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                   0.04
Net realized and unrealized loss                                       (0.06)
   Total from Investment Operations                                    (0.02)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                          (0.04)
      Total Distributions Paid                                         (0.04)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   9.94
--------------------------------------------------------------------------------
TOTAL RETURN (1)                                                       (0.18)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                             $168,259
Ratio to average net assets of: (2)
   Expenses, net of reimbursements and credits                          0.25%
   Expenses, before reimbursements and credits                          0.76%
   Net investment income, net of reimbursements and credits             4.90%
   Net investment income, before reimbursements and credits             4.39%
Portfolio Turnover Rate                                                36.78%
--------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the period , reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3)  Commenced investment operations on February 27, 2007.

See Notes to the Financial Statements.


FIXED INCOME FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

                                  FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

                                                                                  FIXED INCOME FUND
Selected per share data                                          2007        2006          2005       2004       2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $     9.73   $   9.94      $  10.33   $  10.23   $   9.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.45       0.39          0.38       0.35       0.37
Net realized and unrealized gains (losses)                          0.15      (0.17)        (0.30)      0.24       0.52
   Total from Investment Operations                                 0.60       0.22          0.08       0.59       0.89
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                                  (0.46)     (0.41)        (0.40)     (0.40)     (0.40)
   From net realized gains                                             -      (0.02)        (0.07)     (0.09)         -
      Total Distributions Paid                                     (0.46)     (0.43)        (0.47)     (0.49)     (0.40)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $     9.87   $   9.73      $   9.94   $  10.33   $  10.23
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                                    6.26%      2.17%         0.73%      5.92%      9.27%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $1,067,525   $789,347      $759,861   $754,555   $727,738
Ratio to average net assets of:
   Expenses, net of reimbursements and credits                      0.90%      0.90%(3)      0.90%      0.90%      0.90%(3)
   Expenses, before reimbursements and credits                      0.99%      0.99%         1.01%      1.04%      1.04%
   Net investment income, net of reimbursements and credits         4.52%      3.95%         3.71%      3.41%      3.70%
   Net investment income, before reimbursements and credits         4.43%      3.86%         3.60%      3.27%      3.56%
Portfolio Turnover Rate                                           655.65%    416.25%       198.12%    257.28%    422.89%
-----------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) The net expense ratio includes custodian credits of approximately $40,000 and $29,000, which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2006, and 2003, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   15   FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                             GLOBAL FIXED INCOME FUND
Selected per share data                                         2007      2006         2005         2004      2003
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 10.44   $ 11.33      $ 11.35      $ 10.59   $  9.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.29      0.19         0.26         0.33      0.31
Net realized and unrealized gains (losses)                       0.39     (0.84)        0.28         0.98      1.36
   Total from Investment Operations                              0.68     (0.65)        0.54         1.31      1.67
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                               (0.47)    (0.24)       (0.56)       (0.55)    (0.21)
      Total Distributions Paid                                  (0.47)    (0.24)       (0.56)       (0.55)    (0.21)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $ 10.65   $ 10.44      $ 11.33      $ 11.35   $ 10.59
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                                 6.49%    (5.74)%       4.67%       12.54%    18.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $29,515   $33,223      $42,250      $58,477   $27,746
Ratio to average net assets of:
   Expenses, net of reimbursements and credits                   1.15%     1.15%(3)     1.16%(4)     1.15%     1.15%
   Expenses, before reimbursements and credits                   1.61%     1.47%        1.47%        1.50%     1.64%
   Net investment income, net of reimbursements and credits      2.52%     2.29%        2.10%        1.98%     3.07%
   Net investment income, before reimbursements and credits      2.06%     1.97%        1.79%        1.63%     2.58%
Portfolio Turnover Rate                                         47.00%    51.11%       31.88%       43.52%   146.28%
-------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) The net expense ratio includes custodian credits of approximately $2,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(4) Expense ratio, net of waivers and reimbursements, for the year would have been 1.15 percent absent the effect of interest expense incurred by the Fund's temporary borrowings against a line of credit.

See Notes to the Financial Statements.


FIXED INCOME FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                               HIGH YIELD FIXED INCOME FUND
Selected per share data                                          2007         2006           2005          2004       2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $     8.04   $     8.12      $   8.27      $   7.56   $   7.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.59         0.56          0.58          0.66       0.64
Net realized and unrealized gains (losses)                          0.20        (0.07)        (0.15)         0.74      (0.28)
   Total from Investment Operations                                 0.79         0.49          0.43          1.40       0.36
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                                  (0.59)       (0.57)        (0.58)        (0.69)     (0.64)
      Total Distributions Paid                                     (0.59)       (0.57)        (0.58)        (0.69)     (0.64)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $     8.24   $     8.04      $   8.12      $   8.27   $   7.56
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                                   10.16%        6.23%         5.33%        19.05%      5.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $1,820,377   $1,400,747      $848,070      $781,622   $388,619
Ratio to average net assets of:
   Expenses, net of reimbursements and credits                      0.90%        0.90%(3)      0.90%(3)      0.90%      0.90%
   Expenses, before reimbursements and credits                      1.00%        1.03%         1.02%         1.04%      1.07%
   Net investment income, net of reimbursements and credits         7.26%        6.99%         7.02%         7.90%      8.61%
   Net investment income, before reimbursements and credits         7.16%        6.86%         6.90%         7.76%      8.44%
Portfolio Turnover Rate                                            69.24%       69.82%        87.57%       152.16%    138.79%
----------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) The net expense ratio includes custodian credits of approximately $73,000 and $72,000, which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2006, and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   17   FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                     SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data                                          2007      2006       2005        2004       2003
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $   9.90   $  10.06   $  10.48    $  10.55   $  10.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.41       0.30       0.21        0.18       0.29
Net realized and unrealized gains (losses)                        0.09      (0.15)     (0.35)       0.07       0.51
   Total from Investment Operations                               0.50       0.15      (0.14)       0.25       0.80
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.41)     (0.31)     (0.22)      (0.20)     (0.31)
   From net realized gains                                           -          -      (0.06)      (0.12)     (0.10)
      Total Distributions Paid                                   (0.41)     (0.31)     (0.28)      (0.32)     (0.41)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $   9.99   $   9.90   $  10.06    $  10.48   $  10.55
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                  5.19%      1.49%     (1.28)%      2.42%      7.91%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $127,452   $140,587   $158,201    $198,956   $186,953
Ratio to average net assets of:
   Expenses, net of reimbursements and credits                    0.90%      0.90%      0.90%       0.90%      0.90%
   Expenses, before reimbursements and credits                    1.05%      1.03%      1.04%       1.06%      1.08%
   Net investment income, net of reimbursements and credits       4.14%      3.01%      2.09%       1.71%      2.58%
   Net investment income, before reimbursements and credits       3.99%      2.88%      1.95%       1.55%      2.40%
Portfolio Turnover Rate                                         878.94%    370.67%    185.11%     253.35%    232.91%
-------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


FIXED INCOME FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                U.S. GOVERNMENT FUND
Selected per share data                                         2007       2006          2005        2004       2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $   9.71   $   9.91      $  10.41    $  10.54   $  10.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.41       0.33          0.28        0.26       0.36
Net realized and unrealized gains (losses)                        0.10      (0.19)        (0.43)       0.02       0.71
   Total from Investment Operations                               0.51       0.14         (0.15)       0.28       1.07
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.41)     (0.34)        (0.29)      (0.29)     (0.38)
   From net realized gains                                           -          -         (0.06)      (0.12)     (0.30)
      Total Distributions Paid                                   (0.41)     (0.34)        (0.35)      (0.41)     (0.68)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $   9.81   $   9.71      $   9.91    $  10.41   $  10.54
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                  5.31%      1.37%        (1.39)%      2.78%     10.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $143,309   $157,863      $204,531    $283,548   $352,415
Ratio to average net assets of:
   Expenses, net of reimbursements and credits                    0.90%      0.90%(2)      0.90%       0.90%      0.90%
   Expenses, before reimbursements and credits                    1.06%      1.05%         1.03%       1.05%      1.05%
   Net investment income, net of reimbursements and credits       4.13%      3.34%         2.78%       2.52%      3.38%
   Net investment income, before reimbursements and credits       3.97%      3.19%         2.65%       2.37%      3.23%
Portfolio Turnover Rate                                         785.03%    386.93%       142.61%     221.88%    177.76%
----------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $16,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   19   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 5.0%
AUTOMOTIVE - 0.3%
   AmeriCredit Automobile Receivables
      Trust, Series 2005-DA, Class A4,
      5.02%, 11/6/12                                   $        100   $      100
   Capital One Prime Auto Receivables
      Trust, Series 2006-2, Class A4,
      4.94%, 7/15/12                                            100          100
   Daimler Chrysler Auto Trust,
      Series 2006-C, Class A3,
      5.02%, 7/8/10                                             250          250
   Household Automotive Trust,
      Series 2006-3, Class A3,
      5.28%, 9/19/11                                            100          100
--------------------------------------------------------------------------------
                                                                             550
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE SERVICES - 4.1%
   Banc of America Commercial Mortgage,
      Inc., Series 2002-2, Class A3,
      5.12%, 7/11/43                                            190          190
   Banc of America Commercial Mortgage,
      Inc., Series 2007-1, Class A4,
      5.45%, 1/15/49                                            330          331
   Bear Stearns Commercial Mortgage
      Securities, Inc., Series 2003-T10,
      Class A2,
      4.74%, 3/13/40                                            375          366
   Bear Stearns Commercial Mortgage
      Securities, Series 2003-PWR2,
      Class A4,
      5.19%, 5/11/39                                            250          249
   Chase Manhattan Bank-First Union
      National Bank, Series 1999-1, Class A2,
      7.44%, 8/15/31                                            339          354
   Commercial Mortgage Acceptance Corp.,
      Series 1999-C1, Class A2,
      7.03%, 6/15/31                                            130          133
   CS First Boston Mortgage Securities
      Corp., Series 2002-CKS4, Class A2,
      5.18%, 11/15/36                                           440          440
   CS First Boston Mortgage Securities
      Corp., Series 2003-C3, Class A5,
      3.94%, 5/15/38                                            300          280
   GE Capital Commercial Mortgage Corp.,
      Series 2001-2, Class A4,
      6.29%, 8/11/33                                            400          416
   GMAC Commercial Mortgage Securities,
      Inc., Series 2000-C3, Class A2,
      6.96%, 9/15/35                                            400          422

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
ASSET- BACKED SECURITIES - 5.0% - CONTINUED
COMMERCIAL MORTGAGE SERVICES - 4.1% -  (CONTINUED)
   Greenwich Capital Commercial Funding
      Corp., Series 2004-GG1, Class A7,
      5.32%, 6/10/36                                   $        500   $      502
   GS Mortgage Securities Corp. II,
      Series 2005-GG4, Class A4,
      4.76%, 7/10/39                                            500          481
   JP Morgan Chase Commercial Mortgage
      Securities Corp., Series 2003-C1,
      Class A1,
      4.28%, 1/12/37                                             59           58
   JP Morgan Chase Commercial Mortgage
      Securities Corp., Series 2005-LDP1,
      Class A2,
      4.63%, 3/15/46                                            335          331
   JP Morgan Chase Commercial Mortgage
      Securities Corp., Series 2005-LDP5,
      Class A4,
      5.34%, 12/15/44                                           500          499
   LB-UBS Commercial Mortgage Trust,
      Series 2006-C7, Class A3,
      5.35%, 11/15/38                                           500          499
   Merrill Lynch Mortgage Trust,
      Series 2004-KEY2, Class A2,
      4.17%, 8/12/39                                            300          292
   Morgan Stanley Capital I,
      Series 2006-HQ9, Class A4,
      5.73%, 7/12/44                                            594          608
   Wachovia Bank Commercial Mortgage
      Trust, Series 2005-C17, Class A4,
      5.08%, 3/15/42                                            500          491
--------------------------------------------------------------------------------
                                                                           6,942
--------------------------------------------------------------------------------
CREDIT CARD - 0.5%
   Bank One Issuance Trust, Series 2004-A6,
      Class A6,
      3.94%, 4/16/12                                            154          151
   Capital One Multi-Asset Execution Trust,
      Series 2005-A3, Class A3,
      4.05%, 3/15/13                                            200          195
   Chase Issuance Trust, Series 2005-A4,
      Class A4,
      4.23%, 1/15/13                                            100           98
   Citibank Credit Card Issuance Trust,
      Series 2003, Class A10,
      4.75%, 12/10/15                                           130          127

See Notes to the Financial Statements.


FIXED INCOME FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 5.0% - CONTINUED
CREDIT CARD - 0.5% - (CONTINUED)
   Citibank Credit Card Issuance Trust,
      Series 2006-A4, Class A4,
      5.45%, 5/10/13                                   $        100   $      102
   MBNA Credit Card Master Note Trust,
      Series 2006-A1, Class A1,
      4.90%, 7/15/11                                            100          100
--------------------------------------------------------------------------------
                                                                             773
--------------------------------------------------------------------------------
UTILITIES - 0.1%
   Detroit Edison Securitization Funding LLC,
      Series 2001-1, Class A5,
      6.42%, 3/1/15                                             100          107
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
(COST $8,406)                                                              8,372

CORPORATE BONDS - 15. 2%
AEROSPACE/DEFENSE - 0.3%
   Boeing (The) Co.,
      5.13%, 2/15/13                                            100          100
      6.13%, 2/15/33                                             35           38
   Lockheed Martin Corp.,
      6.15%, 9/1/36                                              75           78
   Northrop Grumman Corp.,
      7.13%, 2/15/11                                            100          107
   Raytheon Co.
      5.38%, 4/1/13                                             100          100
   United Technologies Corp.,
      4.88%, 5/1/15                                             150          145
--------------------------------------------------------------------------------
                                                                             568
--------------------------------------------------------------------------------
AGRICULTURE - 0.1%
   Altria Group, Inc.,
      7.75%, 1/15/27                                             25           30
   Archer-Daniels-Midland Co.,
      5.38%, 9/15/35                                             75           69
--------------------------------------------------------------------------------
                                                                              99
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.2%
   DaimlerChrysler N.A. Holding Corp.,
      7.75%, 1/18/11                                             75           81
      6.50%, 11/15/13                                           175          184
      8.50%, 1/18/31                                             75           94
--------------------------------------------------------------------------------
                                                                             359
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.2% - CONTINUED
BANKS - 1.7%
   Bank of America Corp.,
      5.88%, 2/15/09                                   $        175   $      178
      6.25%, 4/15/12                                            250          263
      5.63%, 10/14/16                                           100          101
   Bank of America N.A.,
      5.30%, 3/15/17                                            425          418
   Bank of New York (The) Co., Inc.,
      5.13%, 11/1/11                                             50           50
   BB&T Corp.
      5.20%, 12/23/15                                           100           98
   Fifth Third Bank
      4.20%, 2/23/10                                            100           98
   HSBC Bank USA N.A.,
      4.63%, 4/1/14                                             125          119
   National City Corp.,
      4.90%, 1/15/15                                            100           96
   PNC Bank N.A.,
      4.88%, 9/21/17                                            100           95
   UBS A.G./Stamford Branch,
      5.88%, 7/15/16                                            100          104
   US Bank N.A./Cincinnati OH,
      4.95%, 10/30/14                                           250          244
   Wachovia Corp.,
      5.30%, 10/15/11                                           275          277
      5.63%, 10/15/16                                           200          201
   Wells Fargo & Co.,
      4.95%, 10/16/13                                           200          197
      5.13%, 9/15/16                                            250          246
--------------------------------------------------------------------------------
                                                                           2,785
--------------------------------------------------------------------------------
BEVERAGES - 0.2%
   Anheuser-Busch Cos, Inc.,
      4.95%, 1/15/14                                            125          122
   Bottling Group LLC,
      5.50%, 4/1/16                                             100          101
   Coca-Cola Enterprises, Inc.,
      8.50%, 2/1/22                                             150          190
--------------------------------------------------------------------------------
                                                                             413
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.0%
   Genentech, Inc.,
      4.75%, 7/15/15                                             50           48

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   21   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.2% - CONTINUED
CHEMICALS - 0.2%
   Dow Chemical (The) Co.,
      6.13%, 2/1/11                                    $        100   $      103
   EI Du Pont de Nemours & Co.,
      5.25%, 12/15/16                                           200          197
   Praxair, Inc.,
      3.95%, 6/1/13                                              75           70
--------------------------------------------------------------------------------
                                                                             370
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.0%
   RR Donnelley & Sons Co.,
      5.50%, 5/15/15                                             75           72
--------------------------------------------------------------------------------
COMPUTERS - 0.1%
   IBM Corp.,
      4.75%, 11/29/12                                            75           74
      6.50%, 1/15/28                                            100          109
--------------------------------------------------------------------------------
                                                                             183
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.1%
   Procter & Gamble Co.,
      6.88%, 9/15/09                                            100          104
      5.55%, 3/5/37                                              50           49
--------------------------------------------------------------------------------
                                                                             153
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 4.4%
   American Express Co.,
      4.88%, 7/15/13                                            150          148
   American General Finance Corp.,
      4.00%, 3/15/11                                            150          144
      5.38%, 10/1/12                                            200          201
   Ameriprise Financial, Inc.,
      5.35%, 11/15/10                                           100          101
   Bear Stearns Cos, Inc. (The),
      5.30%, 10/30/15                                           200          197
   Capital One Bank,
      5.75%, 9/15/10                                            150          152
   Caterpillar Financial Services Corp.,
      4.75%, 2/17/15                                            175          167
   CIT Group, Inc.,
      5.65%, 2/13/17                                            100           99
   Citigroup, Inc.,
      6.50%, 1/18/11                                            400          418
      5.25%, 2/27/12                                            100          100
      5.13%, 5/5/14                                             200          198
      6.00%, 10/31/33                                           100           99

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.2% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 4.4% - (CONTINUED)
   Credit Suisse USA, Inc.,
      6.13%, 11/15/11                                  $        325   $      337
      6.50%, 1/15/12                                            100          105
   General Electric Capital Corp.,
      3.13%, 4/1/09                                             325          313
      4.88%, 10/21/10                                           200          199
      5.45%, 1/15/13                                            225          228
      6.75%, 3/15/32                                            150          170
   Goldman Sachs Group, Inc.,
      6.88%, 1/15/11                                            300          317
      4.75%, 7/15/13                                            350          337
   HSBC Finance Corp.,
      4.75%, 5/15/09                                             60           60
      6.38%, 10/15/11                                           400          417
   John Deere Capital Corp.,
      7.00%, 3/15/12                                            100          108
   JP Morgan Chase & Co.,
      6.75%, 2/1/11                                             350          368
      5.75%, 1/2/13                                             150          154
      5.13%, 9/15/14                                            125          123
   Lehman Brothers Holdings, Inc.,
      6.63%, 1/18/12                                             50           53
      4.80%, 3/13/14                                            300          288
   Merrill Lynch & Co., Inc.,
      5.45%, 7/15/14                                            200          200
      6.05%, 5/16/16                                            200          205
   Morgan Stanley,
      6.75%, 4/15/11                                            200          212
      4.75%, 4/1/14                                             425          404
   National Rural Utilities Cooperative
      Finance Corp.,
      7.25%, 3/1/12                                             275          300
   Residential Capital Corp.,
      6.50%, 4/17/13                                            125          124
   SLM Corp.,
      5.00%, 10/1/13                                            150          148
   Unilever Capital Corp.,
      7.13%, 11/1/10                                            100          106
      5.90%, 11/15/32                                            50           49
--------------------------------------------------------------------------------
                                                                           7,349
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


FIXED INCOME FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.2% - CONTINUED
ELECTRIC - 1.1%
   Carolina Power & Light Co.
      5.13%, 9/15/13                                   $        300   $      296
   CenterPoint Energy Transition
      Bond Co. LLC,
      4.97%, 8/1/14                                             100          100
   Consolidated Edison Co. of New York,
      4.88%, 2/1/13                                              50           49
   Dominion Resources, Inc. (VA),
      5.15%, 7/15/15                                             50           49
   Duke Energy Corp.,
      5.30%, 10/1/15                                            100          100
      6.45%, 10/15/32                                           106          112
   Exelon Corp.,
      5.63%, 6/15/35                                             75           69
   FirstEnergy Corp.,
      6.45%, 11/15/11                                           175          183
   Florida Power & Light Co.,
      5.65%, 2/1/37                                             250          246
   Midamerican Energy Holdings Co.,
      5.88%, 10/1/12                                             75           77
   Midamerican Funding LLC,
      6.93%, 3/1/29                                              50           56
   Nisource Finance Corp.,
      5.45%, 9/15/20                                            100           94
   Pacific Gas & Electric Co.
      4.80%, 3/1/14                                             100           97
   PSEG Power LLC,
      5.50%, 12/1/15                                             75           74
   Southern California Edison Co.,
      6.65%, 4/1/29                                              50           54
   Southern Power Co.,
      6.25%, 7/15/12                                            100          104
   Virginia Electric and Power Co.,
      6.00%, 1/15/36                                             50           50
--------------------------------------------------------------------------------
                                                                           1,810
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
   Emerson Electric Co.,
      4.75%, 10/15/15                                           100           96
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.1%
   Waste Management, Inc.,
      5.00%, 3/15/14                                            100           96

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.2% - CONTINUED
FOOD - 0.4%
   Conagra Foods, Inc.,
      6.75%, 9/15/11                                   $        100   $      105
   General Mills, Inc.,
      6.00%, 2/15/12                                            100          103
   Kellogg Co.,
      7.45%, 4/1/31                                              50           59
   Kraft Foods, Inc.,
      6.25%, 6/1/12                                             125          130
      6.50%, 11/1/31                                             50           51
   Kroger Co.,
      5.50%, 2/1/13                                              75           75
   Safeway, Inc.,
      5.80%, 8/15/12                                             75           76
--------------------------------------------------------------------------------
                                                                             599
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.1%
   International Paper Co.,
      5.30%, 4/1/15                                             100           96
   MeadWestvaco Corp.,
      6.85%, 4/1/12                                              50           52
   Weyerhaeuser Co.,
      7.38%, 3/15/32                                            100          105
--------------------------------------------------------------------------------
                                                                             253
--------------------------------------------------------------------------------
GAS - 0.1%
   Southern California Gas Co.,
      5.75%, 11/15/35                                           150          149
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 0.0%
   Johnson & Johnson,
      6.95%, 9/1/29                                              50           60
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 0.2%
   Aetna, Inc.,
      5.75%, 6/15/11                                            125          128
   UnitedHealth Group, Inc.,
      5.38%, 3/15/16                                            150          149
   WellPoint, Inc.,
      5.25%, 1/15/16                                            150          147
--------------------------------------------------------------------------------
                                                                             424
--------------------------------------------------------------------------------
INSURANCE - 0.7%
   Allstate Corp.,
      6.75%, 5/15/18                                            100          109
      5.55%, 5/9/35                                              50           47

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   23   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.2% - CONTINUED
INSURANCE - 0.7% - (CONTINUED)
   American International Group, Inc.,
      4.95%, 3/20/12                                   $        100   $       99
      5.05%, 10/2/15                                            100           98
   Berkshire Hathaway Finance Corp.,
      4.85%, 1/15/15                                            175          170
   GE Insurance Holdings Corp.,
      6.45%, 3/1/19                                              75           80
   Genworth Financial, Inc.,
      5.75%, 6/15/14                                            100          102
   Hartford Financial Services Group, Inc.,
      5.95%, 10/15/36                                            75           75
   Marsh & McLennan Cos., Inc.,
      5.75%, 9/15/15                                             70           70
   Metlife, Inc.,
      5.00%, 6/15/15                                            175          170
   Principal Life Income Funding Trusts,
      5.10%, 4/15/14                                             50           49
   Prudential Financial, Inc.,
      5.10%, 9/20/14                                             40           39
      5.75%, 7/15/33                                             50           49
   Travelers Property Casualty Corp.,
      5.00%, 3/15/13                                            100           98
--------------------------------------------------------------------------------
                                                                           1,255
--------------------------------------------------------------------------------
MEDIA - 0.9%
   CBS Corp.,
      5.63%, 8/15/12                                            100          100
   Comcast Cable Communications
      Holdings Inc,
      8.38%, 3/15/13                                            100          114
   Comcast Corp.,
      5.85%, 11/15/15                                           350          356
   COX Communications, Inc.,
      7.13%, 10/1/12                                            100          108
   Disney (The Walt) Co.,
      6.38%, 3/1/12                                             150          158
   News America, Inc.,
      6.40%, 12/15/35                                           100          100
   Time Warner Entertainment Co.,
      8.38%, 3/15/23                                             75           89
   Time Warner, Inc.,
      5.88%, 11/15/16                                           275          277

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.2% - CONTINUED
MEDIA - 0.9% - (CONTINUED)
   Viacom, Inc.,
      6.25%, 4/30/16                                   $        150   $      152
--------------------------------------------------------------------------------
                                                                           1,454
--------------------------------------------------------------------------------
MINING - 0.1%
   Alcoa, Inc.,
      6.00%, 1/15/12                                             75           77
      5.55%, 2/1/17                                              50           50
--------------------------------------------------------------------------------
                                                                             127
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.2%
   3M Co.,
      5.70%, 3/15/37                                             75           74
   General Electric Co.,
      5.00%, 2/1/13                                             200          199
   Honeywell International, Inc.,
      5.70%, 3/15/37                                             50           48
--------------------------------------------------------------------------------
                                                                             321
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.1%
   Pitney Bowes, Inc.,
      4.63%, 10/1/12                                            100           98
--------------------------------------------------------------------------------
OIL & GAS - 0.7%
   Anadarko Petroleum Corp.,
      5.95%, 9/15/16                                            100          100
   Apache Corp.,
      5.63%, 1/15/17                                            150          152
   ConocoPhillips Holding Co.,
      6.95%, 4/15/29                                            150          170
   Devon Financing Corp. ULC,
      6.88%, 9/30/11                                            150          159
   Devon Financing Corp.,
      7.88%, 9/30/31                                             25           30
   Enterprise Products Operating LP,
      5.60%, 10/15/14                                           250          249
   Pemex Project Funding Master Trust,
      7.38%, 12/15/14                                           200          221
   Valero Energy Corp.,
      7.50%, 4/15/32                                             50           57
--------------------------------------------------------------------------------
                                                                           1,138
--------------------------------------------------------------------------------
PHAMACEUTICALS - 0.5%
   Abbott Laboratories,
      5.88%, 5/15/16                                             75           78
   Bristol-Myers Squibb Co.,
      5.88%, 11/15/36                                            50           49

See Notes to the Financial Statements.


FIXED INCOME FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.2% - CONTINUED
PHARMACEUTICALS - 0.5% - (CONTINUED)
   Eli Lilly & Co.,
      5.20%, 3/15/17                                   $         50   $       49
   GlaxoSmithKline Capital, Inc.
      4.38%, 4/15/14                                            100           95
   Merck & Co., Inc.,
      4.75%, 3/1/15                                              75           72
      5.75%, 11/15/36                                            50           48
   Pfizer, Inc.
      3.30%, 3/2/09                                             100           97
   Pharmacia Corp.,
      6.60%, 12/1/28                                             25           28
   Schering-Plough Corp.,
      5.55%, 12/1/13                                            100          102
   Wyeth,
      5.50%, 2/1/14                                              75           75
      5.50%, 2/15/16                                            100          100
      5.95%, 4/1/37                                              75           74
--------------------------------------------------------------------------------
                                                                             867
--------------------------------------------------------------------------------
PIPELINES - 0.2%
   Energy Transfer Partners LP,
      6.13%, 2/15/17                                            150          153
   Kinder Morgan Energy Partners LP,
      5.13%, 11/15/14                                           250          242
--------------------------------------------------------------------------------
                                                                             395
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.2%
   Boston Properties, Inc.,
      6.25%, 1/15/13                                            100          105
   Health Care Property Investors, Inc.,
      6.00%, 1/30/17                                             50           50
   Simon Property Group LP,
      5.25%, 12/1/16                                            200          196
--------------------------------------------------------------------------------
                                                                             351
--------------------------------------------------------------------------------
RETAIL - 0.7%
   Costco Wholesale Corp.,
      5.50%, 3/15/17                                            100          100
   Home Depot, Inc.,
      5.40%, 3/1/16                                             200          195
   Lowe's Cos, Inc.,
      5.00%, 10/15/15                                           150          146
   May Department Stores Co. (The),
      5.75%, 7/15/14                                            150          149

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.2% - CONTINUED
RETAIL - 0.7% - (CONTINUED)
    Target Corp.,
       5.88%, 3/1/12                                   $        200   $      207
    Wal-Mart Stores, Inc.,
       7.25%, 6/1/13                                            175          193
       5.25%, 9/1/35                                             75           68
    Yum! Brands, Inc.,
       6.25%, 4/15/16                                            50           51
--------------------------------------------------------------------------------
                                                                           1,109
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.1%
   Washington Mutual Bank Henderson N.V
      6.88%, 6/15/11                                            125          131
--------------------------------------------------------------------------------
SOFTWARE - 0.0%
   Oracle Corp. and Ozark Holding, Inc.,
      5.25%, 1/15/16                                             50           49
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.1%
   AT&T, Inc.,
      5.88%, 2/1/12                                             100          103
      5.10%, 9/15/14                                            150          147
      6.15%, 9/15/34                                            125          123
   BellSouth Corp.,
      5.20%, 12/15/16                                           300          291
   Cisco Systems, Inc.,
      5.50%, 2/22/16                                             75           75
   Embarq Corp.,
      7.08%, 6/1/16                                             100          102
   Motorola, Inc.,
      7.63%, 11/15/10                                           100          107
   New Cingular Wireless Services, Inc.,
      7.88%, 3/1/11                                             100          109
   Sprint Capital Corp.,
      8.38%, 3/15/12                                            100          112
   Sprint Nextel Corp.,
      6.00%, 12/1/16                                            325          320
   Verizon Global Funding Corp.,
      7.75%, 12/1/30                                            250          290
   Verizon Virginia, Inc.,
      4.63%, 3/15/13                                            100           95
--------------------------------------------------------------------------------
                                                                           1,874
--------------------------------------------------------------------------------
TRANSPORTATION - 0.3%
   Burlington Northern Santa Fe Corp.,
      6.75%, 7/15/11                                            100          105

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   25   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.2% - CONTINUED
TRANSPORTATION - 0.3% - (CONTINUED)
   CSX Corp.,
      6.00%, 10/1/36                                   $        100   $       95
   Norfolk Southern Corp.,
      5.26%, 9/17/14                                            200          195
   Union Pacific Corp.,
      7.00%, 2/1/16                                             100          107
--------------------------------------------------------------------------------
                                                                             502
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
--------------------------------------------------------------------------------
(COST $ 25,810)                                                           25,557

FOREIGN ISSUER BONDS - 4.0%
BANKS - 0.7%
   HSBC Holdings PLC,
      5.25%, 12/12/12                                           150          150
   Kreditanstalt fuer Wiederaufbau,
      4.63%, 1/20/11                                            350          348
      4.88%, 1/17/17                                            200          199
   Landwirtschaftliche Rentenbank,
      5.25%, 7/15/11                                            175          178
      5.13%, 2/1/17                                             100          101
   Royal Bank of Scotland Group PLC,
      5.00%, 10/1/14                                            200          195
--------------------------------------------------------------------------------
                                                                           1,171
--------------------------------------------------------------------------------
BEVERAGES - 0.1%
   Diageo Capital PLC,
      5.13%, 1/30/12                                             25           25
      5.50%, 9/30/16                                            125          124
--------------------------------------------------------------------------------
                                                                             149
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.2%
   Eksportfinans A/S,
      5.50%, 5/25/16                                            100          103
   UFJ Finance Aruba AEC
      6.75%, 7/15/13                                            200          216
--------------------------------------------------------------------------------
                                                                             319
--------------------------------------------------------------------------------
ELECTRIC - 0.2%
   Hydro-Quebec,
      8.00%, 2/1/13                                             150          171
   Scottish Power PLC,
      5.38%, 3/15/15                                            100           99
--------------------------------------------------------------------------------
                                                                             270
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 4.0% - CONTINUED
MINING - 0.2%
   Alcan, Inc.,
      6.13%, 12/15/33                                  $         50   $       49
   BHP Billiton Finance Ltd.,
      5.40%, 3/29/17                                             50           49
   BHP Billiton Finance USA Ltd.,
      5.25%, 12/15/15                                           100           99
   Vale Overseas Ltd.,
      6.25%, 1/23/17                                            100          102
--------------------------------------------------------------------------------
                                                                             299
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.1%
   Tyco International Group SA,
      6.00%, 11/15/13                                           125          131
--------------------------------------------------------------------------------
MULTI-NATIONAL - 0.8%
   Asian Development Bank/Pasig
      4.13%, 9/15/10                                            150          147
   European Investment Bank,
      4.00%, 3/3/10                                             500          490
      4.88%, 1/17/17                                            300          299
   Inter-American Development Bank,
      4.38%, 9/20/12                                            200          197
   International Bank for Reconstruction &
      Development,
      5.00%, 4/1/16                                             150          151
--------------------------------------------------------------------------------
                                                                           1,284
--------------------------------------------------------------------------------
OIL & GAS - 0.2%
   Alberta Energy Co. Ltd.,
      7.38%, 11/1/31                                             75           84
   Anadarko Finance Co.,
      7.50%, 5/1/31                                              75           83
   Canadian Natural Resources Ltd.,
      5.70%, 5/15/17                                             75           75
   ConocoPhillips Canada Funding Co.,
      5.63%, 10/15/16                                           150          152
--------------------------------------------------------------------------------
                                                                             394
--------------------------------------------------------------------------------
REGIONAL - 0.1%
   Province of Quebec Canada
      7.50%, 9/15/29                                            200          253
--------------------------------------------------------------------------------
SOVEREIGN - 0.6%
   Italy Government International Bond
      6.00%, 2/22/11                                            350          363
      5.38%, 6/15/33                                            175          171

See Notes to the Financial Statements.


FIXED INCOME FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 4.0% - CONTINUED
SOVEREIGN - 0.6% - (CONTINUED)
   Mexico Government International Bond,
      6.38%, 1/16/13                                   $        225   $      238
      8.13%, 12/30/19                                           100          123
      6.75%, 9/27/34                                            100          109
   Republic of Korea
      4.25%, 6/1/13                                             100           95
--------------------------------------------------------------------------------
                                                                           1,099
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.8%
   British Telecommunications PLC,
      8.63%, 12/15/10                                           100          112
      9.13%, 12/15/30                                            50           69
   Deutsche Telekom International Finance BV,
      5.25%, 7/22/13                                            200          197
   France Telecom S.A.,
      7.75%, 3/1/11                                             100          109
   Royal KPN N.V.,
      8.00%, 10/1/10                                            100          108
   Telecom Italia Capital S.A.,
      5.25%, 11/15/13                                           150          145
      5.25%, 10/1/15                                            100           95
   Telefonica Emisiones SAU,
      6.42%, 6/20/16                                            200          209
   Vodafone Group PLC,
      5.00%, 12/16/13                                           250          243
--------------------------------------------------------------------------------
                                                                           1,287
--------------------------------------------------------------------------------
TOTAL FOREIGN ISSUER BONDS
--------------------------------------------------------------------------------
(COST $6,706)                                                              6,656

U.S. GOVERNMENT AGENCIES - 43.8% (1)
FANNIE MAE - 22.2%
      3.25%, 8/15/08                                            500          489
      7.25%, 1/15/10                                            500          531
      6.63%, 11/15/10                                         1,000        1,059
      5.50%, 3/15/11                                            500          511
      6.00%, 5/15/11                                            500          521
      4.63%, 10/15/13                                           500          492
      5.00%, 3/15/16                                            500          500
      6.63%, 11/15/30                                           200          236
   Pool #255695, (2)
      4.50%, 3/1/35                                             112          111

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 43.8% (1) - CONTINUED
FANNIE MAE - 22.2% - (CONTINUED)
   Pool #256675,
      5.00%, 4/1/27                                    $        700   $      682
   Pool #256677, (2)
      6.00%, 4/1/27                                             500          506
   Pool #725185,
      5.00%, 2/1/19                                             559          553
   Pool #773287,
      4.37%, 3/1/35                                             237          234
   Pool #793666,
      5.50%, 9/1/34                                             983          974
   Pool #795136, (2)
      4.96%, 10/1/34                                            155          155
   Pool #799999,
      4.77%, 11/1/34                                            159          159
   Pool #805159,
      4.80%, 1/1/35                                             207          207
   Pool #811944,
      4.50%, 1/1/20                                             870          843
   Pool #815639,
      4.98%, 6/1/35                                             123          124
   Pool #821912,
      4.93%, 6/1/35                                             418          416
   Pool #822455,
      4.64%, 4/1/35                                             371          369
   Pool #826057,
      5.00%, 7/1/35                                             875          846
   Pool #831676,
      6.50%, 8/1/36                                             495          505
   Pool #832628,
      5.50%, 9/1/20                                             412          413
   Pool #835517,
      4.97%, 8/1/35                                             189          186
   Pool #840577,
      5.00%, 10/1/20                                            334          329
   Pool #846600,
      5.16%, 1/1/36                                             431          433
   Pool #850614,
      5.49%, 1/1/36                                             361          363
   Pool #871135,
      6.00%, 1/1/37                                             723          728
   Pool #885866,
      6.00%, 6/1/36                                             998        1,005

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   27   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 43.8%(1) - CONTINUED
FANNIE MAE - 22.2% - (CONTINUED)
   Pool #893363,
      5.00%, 6/1/36                                    $        741   $      717
   Pool #894453,
      5.93%, 9/1/36                                             180          182
   Pool #902188, (2)
      5.90%, 11/1/36                                            102          103
   Pool #906090,
      5.50%, 1/1/37                                           2,966        2,935
   Pool #906237, (2)
      5.79%, 1/1/37                                              94           95
   Pool #907818,
      5.61%, 1/1/37                                             100          101
   Pool #915499,
      5.00%, 3/1/37                                           1,395        1,348
   Pool #920457, (2)
      4.86%, 8/1/36                                              98           97
   Pool #920468, (2)
      4.38%, 4/1/34                                              95           93
   Pool TBA, (2)
      6.00%, 4/1/14                                             500          508
      4.00%, 6/1/17                                             500          472
      5.50%, 7/17/19                                            500          501
      7.00%, 4/25/33                                            500          516
      5.50%, 4/1/34                                           4,500        4,452
      6.50%, 4/1/34                                           1,500        1,530
      4.50%, 4/15/34                                            500          470
      5.00%, 4/1/37                                           3,200        3,091
      6.00%, 4/1/37                                           2,900        2,921
      4.50%, 12/31/49                                         1,300        1,258
      5.00%, 12/31/49                                         1,000          986
      6.00%, 12/31/49                                           500          503
--------------------------------------------------------------------------------
                                                                          37,359
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 2.1%
      3.63%, 11/14/08                                           500          490
      5.00%, 2/20/09                                            500          501
      5.38%, 7/17/09                                            500          505
      5.00%, 9/18/09                                            500          502
      5.38%, 8/19/11                                            500          510
      4.88%, 11/18/11                                           500          501
      5.38%, 5/18/16                                            500          514
--------------------------------------------------------------------------------
                                                                           3,523
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 43.8%(1) - CONTINUED
FREDDIE MAC - 11.2%
      5.13%, 10/15/08                                  $        500   $      502
      6.63%, 9/15/09                                          1,000        1,041
      4.13%, 7/12/10                                            500          490
      5.25%, 10/6/11                                          1,000          998
      5.13%, 7/15/12                                          1,000        1,013
      5.25%, 4/18/16                                            500          509
      5.00%, 2/16/17                                            500          499
   Pool #1B2125,
      4.55%, 3/1/35                                              58           57
   Pool #1B2130,
      4.33%, 3/1/35                                             109          108
   Pool #1G0321,
      4.85%, 9/1/35                                             446          445
   Pool #1G1506,
      5.52%, 1/1/37                                             100          100
   Pool #1G1623,
      5.70%, 4/1/37                                             200          201
   Pool #1H2605,
      5.66%, 4/1/36                                              93           94
   Pool #1J1317,
      5.73%, 4/1/36                                             351          355
   Pool #1J1390, (2)
      5.96%, 12/1/36                                             95           96
   Pool #1L0078, (2)
      5.13%, 6/1/35                                             199          198
   Pool #783081,
      4.69%, 4/1/35                                             150          149
   Pool TBA, (2)
      5.00%, 4/1/15                                           1,000          986
      4.50%, 4/1/18                                             800          774
      4.00%, 4/15/19                                            500          472
      5.50%, 6/1/20                                             500          495
      6.50%, 4/13/30                                            500          510
      5.50%, 3/1/33                                             500          501
      6.00%, 5/15/33                                            500          504
      6.00%, 4/15/34                                          2,100        2,116
      5.00%, 4/15/36                                          2,600        2,512
      5.50%, 3/1/37                                           3,200        3,166
--------------------------------------------------------------------------------
                                                                          18,891
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


FIXED INCOME FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 43.8%( 1) - CONTINUED
FREDDIE MAC GOLD - 5.1%
   Pool #A46224,
      5.00%, 7/1/35                                    $        425   $      411
   Pool #A48104,
      5.00%, 1/1/36                                           1,091        1,055
   Pool #A5-1296,
      6.00%, 8/1/36                                             915          923
   Pool #A56110,
      5.50%, 12/1/36                                          1,539        1,523
   Pool #A58718,
      5.50%, 3/1/37                                             523          517
   Pool #C91020,
      5.50%, 3/1/27                                             700          696
   Pool #G01907,
      4.50%, 8/1/34                                             580          546
   Pool #G02649,
      6.00%, 1/1/37                                             499          504
   Pool #G02702,
      6.50%, 1/1/37                                             563          574
   Pool #G08189,
      7.00%, 3/1/37                                             511          527
   Pool #G11776,
      4.50%, 9/1/20                                             510          494
   Pool #J03041,
      6.00%, 7/1/21                                             435          442
   Pool #J06175,
      5.00%, 5/1/21                                             455          449
--------------------------------------------------------------------------------
                                                                           8,661
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.8%
   Pool TBA, (2)
      6.00%, 4/15/30                                            500          506
      5.50%, 4/23/33                                            500          497
      5.00%, 4/1/39                                             500          485
      6.50%, 12/31/49                                           500          513
      5.50%, 12/31/49                                         1,000          994
--------------------------------------------------------------------------------
                                                                           2,995
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I - 0.8%
   Pool #641416,
      5.50%, 4/15/35                                   $        671   $      668
   Pool #648538,
      5.00%, 12/15/35                                           728          708
--------------------------------------------------------------------------------
                                                                           1,376
--------------------------------------------------------------------------------







                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 43.8%(1) - CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II - 0.6%
   Pool #654804,
      6.00%, 5/20/36                                   $        954   $      966
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------
(COST $74,004)                                                            73,771

U.S. GOVERNMENT OBLIGATIONS - 23.2%
U.S. TREASURY BONDS - 5.3%
      8.00%, 11/15/21                                         1,000        1,321
      6.25%, 8/15/23                                            500          574
      6.00%, 2/15/26                                          2,500        2,826
      5.38%, 2/15/31                                          1,000        1,066
      4.75%, 2/15/37                                          3,200        3,150
--------------------------------------------------------------------------------
                                                                           8,937
--------------------------------------------------------------------------------
U.S. TREASURY NOTES - 17.9%
      4.75%, 11/15/08                                         1,000        1,000
      4.75%, 2/28/09                                          5,000        5,012
      4.75%, 2/15/10                                          5,500        5,531
      5.75%, 8/15/10                                          1,000        1,038
      4.50%, 11/15/10                                         3,000        2,998
      4.88%, 4/30/11                                          5,750        5,819
      4.63%, 2/29/12                                          1,350        1,355
      4.25%, 8/15/13                                          1,000          983
      4.00%, 2/15/14                                          2,500        2,412
      4.63%, 2/15/17                                          4,000        3,992
--------------------------------------------------------------------------------
                                                                          30,140
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------
(COST $39,373)                                                            39,077
MUNICIPAL BOND - 0.1%
ILLINOIS - 0.1%
   Illinois State Taxable Pension G.O.
      Unlimited Bonds,
      5.10%, 6/1/33                                             225          215
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BOND
--------------------------------------------------------------------------------
(COST $219)                                                                  215

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   29   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

BOND INDEX FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 26.2%
   FHLB Discount Note,
      5.06%, 4/2/07                                    $     19,433   $   19,430
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                          24,590       24,590
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $44,020)                                                            44,020
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 117.5%
--------------------------------------------------------------------------------
(COST $198,538)                                                          197,668
   Liabilities less Other Assets - (17.5)%                               (29,409)
--------------------------------------------------------------------------------
NET ASSETS -100%                                                      $  168,259

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)  When-Issued Security

Percentages shown are based on Net Assets.

At March 31, 2007, the credit quality distribution (unaudited) for the Bond Index Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                      %
--------------------------------------------------------------------------------
AAA                                                                        82.6%
AA                                                                          4.5
A                                                                           7.7
BBB                                                                         5.2
--------------------------------------------------------------------------------
Total                                                                     100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


FIXED INCOME FUNDS    30   NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

FIXED INCOME FUND


                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 16.9%
COMMERCIAL MORTGAGE SERVICES - 16.9%
   Banc of America Commercial
      Mortgage, Inc., Series 2004-5,
      Class A2,
      4.18%, 11/10/41                                  $      4,810   $    4,713
   Bear Stearns Commercial Mortgage
      Securities, Series 2005-PWR9,
      Class A2,
      4.74%, 9/11/42                                          9,390        9,287
   Bear Stearns Commercial Mortgage
      Securities, Series 2006-PW13,
      Class A4,
      5.54%, 9/11/41                                         11,460       11,595
   Chase Manhattan Bank-First Union
      National Bank, Series 1999-1,
      Class A2,
      7.44%, 8/15/31                                          7,390        7,712
   Commercial Mortgage Acceptance
      Corp., Series 1998-C2, Class A3,
      6.04%, 9/15/30                                          5,924        5,954
   Commercial Mortgage Asset Trust,
      Series 1999-C1, Class A3,
      6.64%, 9/17/10                                          5,292        5,417
   Credit Suisse First Boston Mortgage
      Securities Corp., Series 2002-CKN2,
      Class A3,
      6.13%, 4/15/37                                          9,128        9,495
   Credit Suisse First Boston Mortgage
      Securities Corp., Series 2004-C5,
      Class A2,
      4.18%, 11/15/37                                         8,415        8,226
   First Union National Bank Commercial
      Mortgage, Series 2002-C1, Class A2,
      6.14%, 2/12/34                                          5,200        5,412
   GMAC Commercial Mortgage
      Securities, Inc., Series 2002-C3,
      Class A2,
      4.93%, 7/10/39                                          2,555        2,523
   Greenwich Capital Commercial
      Funding Corp., Series 2005-GG3,
      Class A2,
      4.31%, 8/10/42                                          5,940        5,825
   Greenwich Capital Commercial
      Funding Corp., Series 2006-GG7,
      Class A4,
      5.91%, 7/10/38                                         12,530       13,079

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
ASSET- BACKED SECURITIES - 16.9% - CONTINUED
COMMERCIAL MORTGAGE SERVICES - 16.9% - (CONTINUED)
JP Morgan Chase Commercial
      Mortgage Securities Corp.,
      Series 2005-LDP1, Class A2,
      4.63%, 3/15/46                                   $      5,185   $    5,117
   LB-UBS Commercial Mortgage Trust,
      Series 2005-C3, Class A2,
      4.55%, 7/15/30                                          8,607        8,479
   LB-UBS Commercial Mortgage Trust,
      Series 2005-C5, Class A2,
      4.89%, 9/15/30                                          9,045        8,997
   LB-UBS Commercial Mortgage Trust,
      Series 2006-C6, Class A4,
      5.37%, 9/15/39                                         11,420       11,418
   Merrill Lynch Mortgage Trust,
      Series 2004-BPC1, Class A2,
      4.07%, 10/12/41                                         5,260        5,137
   Morgan Stanley Capital I,
      Series 2003-IQ6, Class A4,
      4.97%, 12/15/41                                        10,965       10,793
   Morgan Stanley Capital I,
      Series 2003-T11, Class A4,
      5.15%, 6/13/41                                          9,600        9,553
   Morgan Stanley Capital I,
      Series 2006-HQ9, Class A4,
      5.73%, 7/12/44                                         14,360       14,709
   Morgan Stanley Dean Witter Capital I,
      Series 2001-TOP1, Class A4,
      6.66%, 2/15/33                                          7,405        7,740
   Morgan Stanley Dean Witter Capital I,
      Series 2001-TOP3, Class A4,
      6.39%, 7/15/33                                          9,390        9,799
--------------------------------------------------------------------------------
                                                                         180,980
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
(COST $181,329)                                                          180,980
CORPORATE BONDS - 16.0%
AEROSPACE/DEFENSE - 0.7%
   L-3 Communications Corp.,
      7.63%, 6/15/12                                          7,120        7,334
--------------------------------------------------------------------------------
APPAREL - 0.5%
   Levi Strauss & Co.,
      12.25%, 12/15/12                                        4,445        4,878
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   31   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
FIXED INCOME FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 16.0% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 4.1%
   ANZ Capital Trust, (1)(2)
      4.48%, 1/29/49                                   $      4,500   $    4,397
   Capital One Capital IV,
      6.75%, 2/17/37                                          4,600        4,407
   Goldman Sachs Group, Inc.,
      5.63%, 1/15/17                                          3,045        3,016
      6.45%, 5/1/36                                           3,175        3,225
   International Lease Finance Corp.,
      5.35%, 3/1/12                                           5,815        5,852
   Merrill Lynch & Co., Inc.,
      6.11%, 1/29/37                                          4,735        4,591
   Power Receivable Finance LLC, (1)(2)
      6.29%, 1/1/12                                           1,284        1,297
   Residential Capital Corp.,
      7.19%, 4/17/09 (1)(2)                                   5,460        5,412
      6.38%, 6/30/10                                          4,240        4,239
   Swiss Re Capital I LP, (1)(2)
      6.85%, 5/29/49                                          3,000        3,099
   USB Realty Corp., (1)(2)
      6.09%, 12/22/49                                         4,700        4,727
--------------------------------------------------------------------------------
                                                                          44,262
--------------------------------------------------------------------------------
ELECTRIC - 1.9%
   AES (The) Corp.,
      9.50%, 6/1/09                                           5,135        5,469
   Edison Mission Energy,
      7.73%, 6/15/09                                          4,325        4,476
   Oncor Electric Delivery Co.,
      7.25%, 1/15/33                                          3,775        4,218
   PSEG Energy Holdings LLC,
      10.00%, 10/1/09                                         5,215        5,691
--------------------------------------------------------------------------------
                                                                          19,854
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 0.3%
   HCA, Inc., (1)
      9.13%, 11/15/14                                         3,305        3,532
--------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.4%
   Kansas City Southern Railway,
      9.50%, 10/1/08                                          4,105        4,300
--------------------------------------------------------------------------------
INSURANCE - 1.6%
   AMBAC Financial Group, Inc.,
      6.15%, 2/15/37                                          3,755        3,535

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 16.0% - CONTINUED
INSURANCE - 1.6% - (CONTINUED)
   Genworth Financial, Inc.,
      6.15%, 11/15/66                                  $      3,600   $    3,546
   Lincoln National Corp.,
      7.00%, 5/17/66                                          3,480        3,647
      6.05%, 4/20/67                                          1,970        1,925
   Metlife, Inc.,
      6.40%, 12/15/36                                         4,325        4,223
--------------------------------------------------------------------------------
                                                                          16,876
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.3%
   Case New Holland, Inc.,
      9.25%, 8/1/11                                           3,130        3,287
--------------------------------------------------------------------------------
MEDIA - 0.7%
   Charter Communications Operating
      LLC/Charter Communications
      Operating Capital, (1)
      8.00%, 4/30/12                                          4,545        4,732
   Comcast Corp.,
      4.95%, 6/15/16                                          3,180        3,022
--------------------------------------------------------------------------------
                                                                           7,754
--------------------------------------------------------------------------------
OIL & GAS - 1.2%
   Apache Corp.,
      6.00%, 1/15/37                                          2,470        2,460
   Premcor Refining Group (The), Inc.,
      9.50%, 2/1/13                                           1,950        2,106
      6.75%, 5/1/14                                           7,385        7,693
--------------------------------------------------------------------------------
                                                                          12,259
--------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 0.3%
   Chesapeake Energy Corp.,
      7.50%, 6/15/14                                          3,185        3,336
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.4%
   Dresser-Rand Group, Inc.,
      7.38%, 11/1/14                                          3,830        3,907
--------------------------------------------------------------------------------
PIPELINES - 1.0%
   Consolidated Natural Gas Co.,
      5.00%, 3/1/14                                           2,905        2,817
   Kinder Morgan Energy Partners LP,
      6.00%, 2/1/17                                           4,090        4,135
   Williams Cos., Inc.,
      8.13%, 3/15/12                                          3,435        3,736
--------------------------------------------------------------------------------
                                                                          10,688
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


FIXED INCOME FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 16. 0% - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 0.7%
   iStar Financial, Inc.,
      5.88%, 3/15/16                                   $      3,110   $    3,088
   Simon Property Group LP,
      5.25%, 12/1/16                                          4,780        4,677
--------------------------------------------------------------------------------
                                                                           7,765
--------------------------------------------------------------------------------
RETAIL - 0.5%
   Home Depot, Inc.,
      5.88%, 12/16/36                                         5,750        5,482
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.4%
   Embarq Corp.,
      7.08%, 6/1/16                                           3,900        3,976
   Sprint Capital Corp.,
      6.90%, 5/1/19                                           3,805        3,941
   Verizon Global Funding Corp.,
      5.85%, 9/15/35                                          3,220        3,045
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12                                          2,335        2,386
   Verizon of New England, Inc.,
      6.50%, 9/15/11                                          1,600        1,668
--------------------------------------------------------------------------------
                                                                          15,016
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
--------------------------------------------------------------------------------
(COST $170,813)                                                          170,530

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                        (000S) (4)      (000S)
--------------------------------------------------------------------------------
FOREIGN BONDS - 2.0%
EURO - 2.0%
   Barclays Bank PLC.,
      4.88%, 12/29/49                                         1,500        1,931
   Bayer A.G.,
      6.00%, 4/10/12                                          2,300        3,276
   Dong Energy A/S,
      5.50%, 6/29/15                                          1,500        2,021
   HT1 Funding GMBH,
      6.35%, 7/29/49                                          3,000        4,232
   Rolls-Royce Group PLC.,
      4.50%, 3/16/11                                          1,600        2,148
   Telecom Italia Finance S.A.,
      7.75%, 1/24/33                                          3,000        4,832

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                        (000S) (4)      (000S)
--------------------------------------------------------------------------------
FOREIGN BONDS - 2.0% - CONTINUED
EURO - 2.0% - (CONTINUED)
   TPG,
      3.88%, 6/1/15                                           2,250   $    2,835
--------------------------------------------------------------------------------
                                                                          21,275
--------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
--------------------------------------------------------------------------------
(COST $20,424)                                                            21,275


                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 5.0%
BANKS - 2.4%
   BBVA International Preferred S.A.
      Unipersonal, (1) (3)
      5.92%, 12/31/49                                  $      5,405        5,338
   HSBC Holdings PLC,
      6.50%, 5/2/36                                           4,755        5,026
   Lloyds TSB Group PLC, (1)
      6.27%, 12/31/49                                        10,005        9,832
   Shinsei Finance Cayman Ltd., (1) (2)
      6.42%, 1/29/49                                          5,975        6,035
--------------------------------------------------------------------------------
                                                                          26,231
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.9%
   MUFG Capital Finance 1 Ltd.,
      6.35%, 7/29/49                                          5,795        5,919
   SMFG Preferred Capital 1 Ltd., (1) (2)
      6.08%, 1/29/49                                          3,365        3,372
--------------------------------------------------------------------------------
                                                                           9,291
--------------------------------------------------------------------------------
INSURANCE - 1.3%
   Allied World Assurance Holdings Ltd.
      of Bermuda,
      7.50%, 8/1/16                                           2,620        2,825
   Catlin Insurance Co. Ltd., (1)
      7.25%, 1/19/17                                          3,650        3,624
   XL Capital Ltd.,
      6.50%, 4/15/17                                          7,200        6,983
--------------------------------------------------------------------------------
                                                                          13,432
--------------------------------------------------------------------------------
OIL & GAS - 0.4%
   Canadian Natural Resources Ltd.,
      5.70%, 5/15/17                                          4,235        4,216
--------------------------------------------------------------------------------
TOTAL FOREIGN ISSUER BONDS
--------------------------------------------------------------------------------
(COST $53,206)                                                            53,170

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   33   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 42.9% (5)
FANNIE MAE - 28.4%
   Pool #255452,
      5.50%, 10/1/19                                   $      7,164   $    7,192
   Pool #535714,
      7.50%, 1/1/31                                             219          230
   Pool #535982,
      7.50%, 5/1/31                                             487          509
   Pool #545003,
      8.00%, 5/1/31                                              17           18
   Pool #545437,
      7.00%, 2/1/32                                             479          499
   Pool #545556,
      7.00%, 4/1/32                                             325          339
   Pool #545757,
      7.00%, 6/1/32                                           2,439        2,541
   Pool #555189,
      7.00%, 12/1/32                                          1,637        1,706
   Pool #581806,
      7.00%, 7/1/31                                             756          788
   Pool #725424,
      5.50%, 4/1/34                                          22,425       22,241
   Pool #725787,
      5.00%, 9/1/19                                          17,558       17,341
   Pool #739433,
      5.00%, 10/1/18                                            443          438
   Pool #796371,
      5.00%, 10/1/19                                            285          282
   Pool #796457,
      6.00%, 9/1/34                                          12,416       12,541
   Pool #797773,
      5.00%, 3/1/20                                           1,939        1,912
   Pool #814782,
      7.00%, 4/1/35                                              42           43
   Pool #831810,
      6.00%, 9/1/36                                          19,196       19,338
   Pool #869217,
      5.47%, 2/1/36                                          13,817       13,888
   Pool #893082,
      5.86%, 9/1/36                                           9,724        9,820
   Pool TBA, (3)
      5.00%, 5/20/15                                         66,535       64,269

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 42.9% (5) - CONTINUED
FANNIE MAE - 28.4% - (CONTINUED)
      6.00%, 4/1/18                                    $     25,945   $   26,367
      6.50%, 4/1/29                                          24,810       25,306
      6.00%, 4/15/34                                         39,065       39,346
      5.50%, 12/31/49                                         1,750        1,754
      5.50%, 12/31/49                                        35,025       34,653
--------------------------------------------------------------------------------
                                                                         303,361
--------------------------------------------------------------------------------
FREDDIE MAC GOLD - 13.9%
   Pool #A46279,
      5.00%, 7/1/35                                          27,523       26,627
   Pool #C00910,
      7.50%, 1/1/30                                             784          822
   Pool TBA, (3)
      5.00%, 4/15/33                                          6,003        5,800
      5.50%, 4/15/33                                         67,690       66,971
      6.00%, 4/15/33                                         47,120       47,488
--------------------------------------------------------------------------------
                                                                         147,708
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.6%
    Pool #595091,
       6.00%, 10/15/32                                        2,117        2,150
    Pool #627123,
       5.50%, 3/15/34                                         4,425        4,406
--------------------------------------------------------------------------------
                                                                           6,556
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------
(COST $459,447)                                                          457,625

U.S. GOVERNMENT OBLIGATIONS - 10.5%
U.S. TREASURY BOND - 0.7%
      4.50%, 2/15/36                                          8,266        7,793
--------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED BONDS - 3.9%
      3.00%, 7/15/12                                          9,040       10,665
      2.38%, 1/15/17                                         30,610       31,173
--------------------------------------------------------------------------------
                                                                          41,838
--------------------------------------------------------------------------------
U.S. TREASURY NOTES - 5.9%
      4.88%, 10/31/08                                         6,497        6,511
      4.50%, 3/31/12                                         31,340       31,287

See Notes to the Financial Statements.


FIXED INCOME FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 10.5% - CONTINUED
U.S. TREASURY NOTES - 5.9% - (CONTINUED)
      4.63%, 2/15/17                                   $     24,720   $   24,670
--------------------------------------------------------------------------------
                                                                          62,468
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------
(COST $112,011)                                                          112,099

                                                          NUMBER         VALUE
                                                        OF WARRANTS     (000S)
--------------------------------------------------------------------------------
WARRANTS - 0.0%
   Leap Wireless International,
      Exp. 4/15/10, Strike $96.80 (1) *                         500            -
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $5)                                                                      -

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 38.7%
   FHLB Discount Note,
      5.06%, 4/2/07                                    $   253,845       253,810
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                        160,037       160,037
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $413,847)                                                          413,847
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 132.0%
--------------------------------------------------------------------------------
(COST $1,411,082)                                                      1,409,526
   Liabilities less Other Assets - (32.0)%                              (342,001)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $1,067,525

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2) Restricted security that has been deemed illiquid. At March 31, 2007, the value of these restricted illiquid securities amounted to approximately $28,339,000 or 2.7% of net assets. Additional information on each restricted illiquid security is as follows:

                                                        ACQUISITION
                                                             AND      ACQUISITION
                                                        ENFORCEABLE       COST
SECURITY                                                    DATE         (000S)
---------------------------------------------------------------------------------
ANZ Capital Trust,
4.48%, 1/29/49                                              9/21/06   $     4,368
Power Receivable Finance LLC,
6.29%, 1/1/12                                               9/30/03         1,283
Residential Capital Corp.,
7.19%, 4/17/09                                              9/29/06         5,486
Shinsei Finance Cayman Ltd.,
6.42%, 1/29/49                                              2/16/06         6,011
SMFG Preferred Capital 1 Ltd.,
6.08%, 1/29/49                                             12/13/06         3,365
Swiss Re Capital LP,
6.85%, 5/29/49                                               5/4/06         3,000
USB Realty Corp.,
6.09%, 12/22/49                                             1/19/07         4,740
---------------------------------------------------------------------------------

(3)  When-Issued Security

(4)  Principal amounts stated in local currencies.

(5) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2007, the credit quality distribution (unaudited) for the Fixed Income Fund as a percentage of investments including cash was:


QUALITY DISTRIBUTION *                                                       %
--------------------------------------------------------------------------------
AAA                                                                        77.1%
AA                                                                          2.0
A                                                                           6.8
BBB                                                                         8.9
BB                                                                          3.0
B or Lower                                                                  2.2
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   35   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL FIXED INCOME FUND

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                        (000S) (1)      (000S)
--------------------------------------------------------------------------------
DEBT OBLIGATIONS - 91.6%
BRITISH POUND - 9.0%
   Treasury of Great Britain,
      5.00%, 3/7/08                                             112   $      220
      5.00%, 9/7/14                                              70          137
      4.00%, 9/7/16                                             500          913
      4.75%, 3/7/20                                             238          464
      5.00%, 3/7/25                                             159          324
      4.25%, 3/7/36                                             317          606
--------------------------------------------------------------------------------
                                                                           2,664
--------------------------------------------------------------------------------
CANADIAN DOLLAR - 3.8%
   Government of Canada,
      5.00%, 6/1/14                                           1,230        1,127
--------------------------------------------------------------------------------
DANISH KRONE - 4.2%
   Government of Denmark,
      4.00%, 8/15/08                                          6,920        1,238
--------------------------------------------------------------------------------
EURO - 33.7%
   Bundesobligation,
      3.25%, 4/17/09                                            185          244
   Buoni Poliennali Del Tesoro,
      4.50%, 5/1/09                                             280          377
      5.25%, 11/1/29                                            590          867
   Deutschland Bundesrepublik,
      4.25%, 1/4/14                                             850        1,148
      4.00%, 7/4/16                                             420          559
      6.25%, 1/4/24                                             450          746
      6.50%, 7/4/27                                             990        1,719
      5.50%, 1/4/31                                              95          150
   Government of Belgium,
      5.00%, 9/28/11                                            400          555
      4.25%, 9/28/14                                            190          256
   Government of Finland,
      5.00%, 7/4/07                                             500          670
      3.00%, 7/4/08                                             475          627
   Government of France O.A.T.,
      4.75%, 10/25/12                                           500          691
   Government of France Treasury
      Note BTAN,
      2.50%, 7/12/10                                            413          526
   Government of Ireland,
      5.00%, 4/18/13                                            100          140
   Government of Spain,
      3.25%, 7/30/10                                            188          245

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                        (000S) (1)      (000S)
--------------------------------------------------------------------------------
DEBT OBLIGATIONS - 91.6% - CONTINUED
EURO - 33.7% - (CONTINUED)
   Portugal Obrigacoes do Tesouro OT,
      5.15%, 6/15/11                                            300   $      417
--------------------------------------------------------------------------------
                                                                           9,937
--------------------------------------------------------------------------------
JAPANESE YEN - 19.0%
   Government of Japan Five Year Bonds,
      1.10%, 3/20/11                                         80,000          680
   Government of Japan Ten Year Bonds,
      1.80%, 9/21/09                                         60,000          521
      1.90%, 6/21/10                                         75,000          656
      1.40%, 9/20/11                                         53,000          455
      1.50%, 3/20/12                                         15,000          129
      0.80%, 3/20/13                                        160,000        1,320
      1.90%, 6/20/14                                         36,500          321
   Government of Japan Twenty Year Bonds,
      1.90%, 3/22/21                                        180,000        1,532
--------------------------------------------------------------------------------
                                                                           5,614
--------------------------------------------------------------------------------
SWEDISH KRONA - 0.9%
   Kingdom of Sweden,
      9.00%, 4/20/09                                          1,600          252
--------------------------------------------------------------------------------
UNITED STATES DOLLAR - 21.0%
   Freddie Mac,
      5.13%, 7/15/12                                            750          760
   U.S. Treasury Bonds,
      8.75%, 5/15/17                                            300          397
      6.38%, 8/15/27                                            750          888
      4.50%, 2/15/36                                            165          156
   U.S. Treasury Notes,
      5.00%, 7/31/08                                          1,171        1,174
      4.63%, 11/30/08                                           300          300
      4.88%, 8/15/09                                            780          785
      4.63%, 11/15/09                                           300          300
      4.38%, 12/15/10                                           300          298
      4.13%, 5/15/15                                            650          628
      5.13%, 5/15/16                                            485          502
--------------------------------------------------------------------------------
                                                                           6,188
--------------------------------------------------------------------------------
TOTAL DEBT OBLIGATIONS
--------------------------------------------------------------------------------
(COST $24,980)                                                            27,020

See Notes to the Financial Statements.


FIXED INCOME FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 10.5%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $      3,104   $    3,104
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $ 3,104)                                                             3,104
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.1%
--------------------------------------------------------------------------------
(COST $ 28,084)                                                           30,124
   Liabilities less Other Assets - (2.1)%                                   (609)
--------------------------------------------------------------------------------
    NET ASSETS - 100.0%                                               $   29,515

(1)  Principal amounts stated in local currencies.

Percentages shown are based on Net Assets.

At March 31, 2007, the quality distribution (unaudited) for the Global Fixed Income Fund as a percentage of investments including cash were:

QUALITY DISTRIBUTION *                                                       %
--------------------------------------------------------------------------------
U.S. Government                                                            18.7%
U.S. Government Agency                                                      2.6
Other Governments                                                          71.8
Cash and Equivalents                                                        6.9
--------------------------------------------------------------------------------
   Total                                                                  100.0%

*    Standard & Poor's Rating Services

At March 31, 2007, Global Fixed Income Fund had outstanding forward foreign currency exchange contracts as follows:

              AMOUNT          IN         AMOUNT
 CONTRACTS     (LOCAL      EXCHANGE      (LOCAL                 UNREALIZED
TO DELIVER   CURRENCY)       FOR       CURRENCY)   SETTLEMENT    GAIN/LOSS
 CURRENCY     (000S)      CURRENCY       (000S)       DATE        (000S)
--------------------------------------------------------------------------
U.S.                     British
Dollar             916   Pound              466       4/3/07    $       1
British
Pound              466   U.S. Dollar        916      4/27/07           (1)
Canadian
Dollar             551   U.S. Dollar        475      4/27/07           (3)
Danish
Krone            5,261   U.S. Dollar        938      4/27/07           (6)
U.S.                     Australian
Dollar             117   Dollar             145      4/27/07            -
U.S.                     British
Dollar              82   Pound               42      4/27/07            -
U.S.
Dollar           1,625   Euro             1,223      4/27/07           10
U.S.                     Japanese
Dollar           3,180   Yen            374,766      4/27/07           13
U.S.                     Swedish
Dollar              91   Krona              640      4/27/07            1
--------------------------------------------------------------------------
Total                                                           $      15

See Notes to the Financial Statements.


NORTHERN FUNDS ANNUAL REPORT   37   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 80.5%
ADVERTISING - 0.8%
   Advanstar Communications, Inc.,
      12.00%, 2/15/11                                  $     13,100   $   13,657
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
   L-3 Communications Corp.,
      6.38%, 10/15/15                                         9,165        9,085
   Moog, Inc.,
      6.25%, 1/15/15                                         11,190       11,022
--------------------------------------------------------------------------------
                                                                          20,107
--------------------------------------------------------------------------------
AGRICULTURE - 0.8%
   Alliance One International, Inc., (1)
      8.50%, 5/12/12                                          9,050        9,123
   Reynolds American, Inc.,
      7.88%, 5/15/09                                          4,450        4,662
--------------------------------------------------------------------------------
                                                                          13,785
--------------------------------------------------------------------------------
APPAREL - 0.9%
   Levi Strauss & Co.,
      12.25%, 12/15/12                                        7,450        8,176
      9.75%, 1/15/15                                          8,375        9,192
--------------------------------------------------------------------------------
                                                                          17,368
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 2.0%
   General Motors Corp.,
      7.13%, 7/15/13                                         39,275       36,722
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.7%
   Lear Corp.,
      8.50%, 12/1/13                                         13,325       12,875
--------------------------------------------------------------------------------
BEVERAGES - 0.8%
   Constellation Brands, Inc.,
      7.25%, 9/1/16                                          13,600       13,770
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.3%
   Ply Gem Industries, Inc.,
      9.00%, 2/15/12                                          6,750        5,856
--------------------------------------------------------------------------------
CABLE TELEVISION - 0.4%
   Mediacom Broadband LLC,
      8.50%, 10/15/15                                         7,025        7,166
--------------------------------------------------------------------------------
CHEMICALS - 4.0%
   BCP Crystal U.S. Holdings Corp.,
      9.63%, 6/15/14                                          6,631        7,532
   Hexion US Finance Corp/Hexion Nova
      Scotia Finance ULC, (1)
      9.75%, 11/15/14                                        10,950       11,484

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 80.5% - CONTINUED
CHEMICALS - 4.0% - (CONTINUED)
   Lyondell Chemical Co.,
      8.00%, 9/15/14                                   $     16,400   $   17,179
   Momentive Performance
      Materials, Inc., (1)
      9.75%, 12/1/14                                          7,025        7,236
      11.50%, 12/1/16                                         1,900        1,947
   Mosaic (The) Co., (1)
      7.38%, 12/1/14                                         10,850       11,311
   NewMarket Corp., (1)
      7.13%, 12/15/16                                         9,950        9,900
   PolyOne Corp.,
      10.63%, 5/15/10                                         5,575        5,882
--------------------------------------------------------------------------------
                                                                          72,471
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.9%
   Aramark Corp., (1)
      8.86%, 2/1/15                                          13,325       13,691
   Corrections Corp. of America,
      6.25%, 3/15/13                                          7,100        7,100
   Education Management LLC /
      Education Management Corp.,
      10.25%, 6/1/16                                          8,425        9,141
   H&E Equipment Services, Inc.,
      8.38%, 7/15/16                                          9,875       10,492
   Hertz Corp.,
      8.88%, 1/1/14                                          11,900       12,822
   NCO Group, Inc., (1)
      11.88%, 11/15/14                                        5,700        6,006
   Service Corp. International,
      7.70%, 4/15/09                                          2,615        2,720
      7.00%, 6/15/17                                          2,500        2,519
   United Rentals North America, Inc.,
      6.50%, 2/15/12                                          6,575        6,559
--------------------------------------------------------------------------------
                                                                          71,050
--------------------------------------------------------------------------------
COMPUTERS - 1.0%
   SunGard Data Systems, Inc.,
      9.13%, 8/15/13                                         16,686       17,896
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.3%
   Ford Motor Credit Co.,
      7.25%, 10/25/11                                        18,800       18,272

See Notes to the Financial Statements.


FIXED INCOME FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 80. 5% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 3.3% - (CONTINUED)
   General Motors Acceptance Corp.,
      6.75%, 12/1/14                                   $     28,355   $   27,876
   Residential Capital Corp., (1)(2)
      7.19%, 4/17/09                                         10,000        9,913
   TRAINS, (1)
      7.55%, 5/1/16                                           4,743        4,823
--------------------------------------------------------------------------------
                                                                          60,884
--------------------------------------------------------------------------------
ELECTRIC - 6.2%
   AES (The) Corp.,
      9.50%, 6/1/09                                          16,290       17,349
   Aquila, Inc.,
      14.88%, 7/1/12                                          6,925        9,020
   CMS Energy Corp.,
      9.88%, 10/15/07                                         5,130        5,239
      8.50%, 4/15/11                                          1,390        1,512
   Edison Mission Energy,
      7.73%, 6/15/09                                          8,775        9,082
      7.50%, 6/15/13                                          9,700       10,015
   Mirant North America LLC,
      7.38%, 12/31/13                                         7,775        7,969
   NRG Energy, Inc.,
      7.38%, 2/1/16                                          12,200       12,536
      7.38%, 1/15/17                                          5,650        5,798
   PSEG Energy Holdings LLC,
      10.00%, 10/1/09                                        14,635       15,970
   Sierra Pacific Power Co.,
      6.25%, 4/15/12                                          1,300        1,340
   Sierra Pacific Resources,
      8.63%, 3/15/14                                          4,270        4,619
   TECO Energy, Inc.,
      6.75%, 5/1/15                                           4,925        5,177
   TXU Corp.,
      6.50%, 11/15/24                                         8,325        7,017
--------------------------------------------------------------------------------
                                                                         112,643
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
   Coleman Cable, Inc., (1)
      9.88%, 10/1/12                                          4,800        4,968
   Superior Essex Communications
      LLC/Essex Group, Inc.,
      9.00%, 4/15/12                                          7,975        8,234
--------------------------------------------------------------------------------
                                                                          13,202
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 80.5% - CONTINUED
ENGINEERING & CONSTRUCTION - 0.2%
   Esco Corp., (1)(2)
      8.63%, 12/15/13                                  $      3,900   $    4,134
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.4%
   WMG Acquisition Corp.,
      7.38%, 4/15/14                                          6,810        6,487
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 1.3%
   Allied Waste North America, Inc.,
      9.25%, 9/1/12                                          11,084       11,694
      6.88%, 6/1/17                                          11,200       11,228
--------------------------------------------------------------------------------
                                                                          22,922
--------------------------------------------------------------------------------
FOOD - 0.6%
   Pinnacle Foods Group, Inc.,
      8.25%, 12/1/13                                          4,700        5,112
   Smithfield Foods, Inc.,
      7.00%, 8/1/11                                           5,275        5,348
--------------------------------------------------------------------------------
                                                                          10,460
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 2.3%
   Georgia-Pacific Corp.,
      8.13%, 5/15/11                                         16,615       17,446
   P.H. Glatfelter,
      7.13%, 5/1/16                                           8,225        8,348
   Verso Paper Holdings LLC and Verson
      Paper, Inc., (1)
      11.38%, 8/12/16                                        15,060       15,775
--------------------------------------------------------------------------------
                                                                          41,569
--------------------------------------------------------------------------------
GAMING - 5.0%
   Buffalo Thunder Development
      Authority, (1)(2)
      9.38%, 12/15/14                                        10,775       10,990
   Chukchansi Economic Development
      Authority, (1)(2)
      8.00%, 11/15/13                                         7,505        7,758
   Harrah's Operating Co., Inc.,
      6.50%, 6/1/16                                          17,710       15,690
   Isle of Capri Casinos, Inc.,
      7.00%, 3/1/14                                           9,275        9,089
   MGM Mirage,
      8.50%, 9/15/10                                         14,775       15,791
   Pinnacle Entertainment, Inc.,
      8.25%, 3/15/12                                          6,050        6,231

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   39   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 80.5% - CONTINUED
GAMING - 5.0% - (CONTINUED)
   River Rock Entertainment Authority,
      9.75%, 11/1/11                                   $      8,316   $    8,857
   Seneca Gaming Corp.,
      7.25%, 5/1/12                                           7,295        7,341
   Wimar Opco LLC, (1)
      9.63%, 12/15/14                                         8,900        8,933
--------------------------------------------------------------------------------
                                                                          90,680
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 0.7%
   Accellent, Inc.,
      10.50%, 12/1/13                                        11,625       12,032
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 3.8%
   AMR HoldCo Inc./Emcare HoldCo Inc.,
      10.00%, 2/15/15                                         4,835        5,319
   HCA, Inc., (1)
      9.13%, 11/15/14                                        28,550       30,513
      9.25%, 11/15/16                                        18,800       20,280
   Tenet Healthcare Corp.,
      7.38%, 2/1/13                                           4,956        4,603
      6.88%, 11/15/31                                        10,775        8,512
--------------------------------------------------------------------------------
                                                                          69,227
--------------------------------------------------------------------------------
HOME BUILDERS - 0.5%
   KB Home,
      5.75%, 2/1/14                                          11,050        9,878
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.2%
   ACCO Brands Corp.,
      7.63%, 8/15/15                                          8,335        8,335
   Gregg Appliances, Inc.,
      9.00%, 2/1/13                                           6,960        7,308
   Visant Holding Corp.,
      8.75%, 12/1/13                                          6,375        6,646
--------------------------------------------------------------------------------
                                                                          22,289
--------------------------------------------------------------------------------
INSURANCE - 0.7%
   Crum & Forster Holdings Corp.,
      10.38%, 6/15/13                                        12,005       12,965
--------------------------------------------------------------------------------
IRON/STEEL - 0.9%
   Gibraltar Industries, Inc.,
      8.00%, 12/1/15                                         10,350       10,453
   Tube City IMS Corp., (1)
      9.75%, 2/1/15                                           5,700        5,928
--------------------------------------------------------------------------------
                                                                          16,381
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 80.5% - CONTINUED
MACHINERY - DIVERSIFIED - 0.6%
   Case New Holland, Inc.,
      9.25%, 8/1/11                                    $     10,350   $   10,868
--------------------------------------------------------------------------------
MEDIA - 7.4%
   American Media Operations, Inc.,
      10.25%, 5/1/09                                         12,262       11,618
   CCH I Holdings LLC,
      13.50%, 1/15/14                                        23,775       24,013
   CCH I LLC,
      11.00%, 10/1/15                                        18,968       19,679
   CSC Holdings, Inc.,
      8.13%, 7/15/09                                         12,025       12,446
      6.75%, 4/15/12 (1)                                      4,315        4,283
   Dex Media East LLC,
      12.13%, 11/15/12                                        4,850        5,305
   Donnelley (R.H.) Corp.,
      8.88%, 1/15/16                                          9,850       10,465
   Donnelley (R.H.), Inc.,
      10.88%, 12/15/12                                        7,263        7,844
   Echostar DBS Corp.,
      7.00%, 10/1/13                                          9,275        9,553
   Idearc, Inc., (1)
      8.00%, 11/15/16                                        15,975       16,434
   Young Broadcasting, Inc.,
      10.00%, 3/1/11                                         14,160       13,947
--------------------------------------------------------------------------------
                                                                         135,587
--------------------------------------------------------------------------------
MINING - 1.0%
   Freeport-McMoRan Copper
      & Gold, Inc.,
      8.25%, 4/1/15                                          11,750       12,646
      8.56%, 4/1/15                                           5,600        5,887
--------------------------------------------------------------------------------
                                                                          18,533
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.7%
    Park-Ohio Industries, Inc.,
       8.38%, 11/15/14                                       13,215       12,951
--------------------------------------------------------------------------------
OIL & GAS - 4.3%
   AmeriGas Partners LP/AmeriGas Eagle
      Finance Corp.,
      7.13%, 5/20/16                                          7,690        7,709
   Denbury Resources, Inc.,
      7.50%, 12/15/15                                         5,175        5,227
   Encore Acquisition Co.,
      7.25%, 12/1/17                                          6,400        6,080

See Notes to the Financial Statements.


FIXED INCOME FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 80.5% - CONTINUED
OIL & GAS - 4.3% - (CONTINUED)
   Giant Industries, Inc.,
      11.00%, 5/15/12                                  $      4,705   $    4,987
      8.00%, 5/15/14                                          1,000        1,080
   Inergy LP/Inergy Finance Corp.,
      8.25%, 3/1/16                                           8,300        8,715
   Pioneer Natural Resources Co.,
      6.88%, 5/1/18                                           5,000        4,914
   Plains Exploration & Production Co.,
      7.00%, 3/15/17                                         11,200       11,256
   Quicksilver Resources, Inc.,
      7.13%, 4/1/16                                          14,395       14,179
   Stone Energy Corp., (1)
      8.11%, 7/15/10                                          5,250        5,250
   Whiting Petroleum Corp.,
      7.00%, 2/1/14                                           9,575        9,336
--------------------------------------------------------------------------------
                                                                          78,733
--------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 2.4%
   Chesapeake Energy Corp.,
      7.50%, 6/15/14                                          7,700        8,066
      6.88%, 1/15/16                                         15,225       15,415
   Magnum Hunter Resources, Inc.,
      9.60%, 3/15/12                                          3,285        3,441
   Swift Energy Co.,
      7.63%, 7/15/11                                          5,100        5,228
      9.38%, 5/1/12                                          10,240       10,726
--------------------------------------------------------------------------------
                                                                          42,876
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.6%
   Dresser-Rand Group, Inc.,
      7.38%, 11/1/14                                          9,927       10,126
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 2.6%
   Ball Corp.,
   6.63%, 3/15/18                                            11,200       11,130
Crown Americas LLC/Crown Americas
   Capital Corp.,
   7.63%, 11/15/13                                            8,250        8,488
Jefferson Smurfit Corp. U.S.,
   7.50%, 6/1/13                                             11,528       11,182
Owens-Illinois, Inc.,
   8.10%, 5/15/07                                             4,685        4,685

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 80.5% - CONTINUED
PACKAGING & CONTAINERS - 2.6% - (CONTINUED)
   Packaging Dynamics Finance Corp., (1)(2)
      10.00%, 5/1/16                                   $      4,000   $    4,120
   Solo Cup Co.,
      8.50%, 2/15/14                                          9,350        7,959
--------------------------------------------------------------------------------
                                                                          47,564
--------------------------------------------------------------------------------
PIPELINES - 0.7%
   Williams Cos., Inc.,
      8.13%, 3/15/12                                         12,405       13,490
--------------------------------------------------------------------------------
REAL ESTATE - 0.1%
   American Real Estate Partners LP, (1)
      7.13%, 2/15/13                                          1,450        1,432
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.6%
   American Real Estate Partners
      LP/American Real Estate Finance
      Corp.,
      7.13%, 2/15/13                                         15,685       15,489
   Crescent Real Estate Equities LP,
      7.50%, 9/15/07                                          5,730        5,759
   Omega Healthcare Investors, Inc.,
      7.00%, 4/1/14                                           7,925        8,004
--------------------------------------------------------------------------------
                                                                          29,252
--------------------------------------------------------------------------------
RETAIL - 2.3%
   Dave & Buster's, Inc.,
      11.25%, 3/15/14                                         6,725        6,860
   Neiman-Marcus Group, Inc.,
      10.38%, 10/15/15                                        8,775        9,784
   Petro Stopping Centers LP/Petro
      Financial Corp.,
      9.00%, 2/15/12                                          6,830        7,035
   Restaurant (The) Co.,
      10.00%, 10/1/13                                         7,925        7,687
   Rite Aid Corp.,
      7.50%, 3/1/17                                           9,850        9,727
--------------------------------------------------------------------------------
                                                                          41,093
--------------------------------------------------------------------------------
SEMICONDUCTORS - 0.9%
   Freescale Semiconductor, Inc., (1)
      8.88%, 12/15/14                                        17,000       17,021
--------------------------------------------------------------------------------
SOFTWARE - 0.7%
   Open Solutions, Inc., (1)
      9.75%, 2/1/15                                           6,850        7,055

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   41   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 80.5% - CONTINUED
SOFTWARE - 0.7% - (CONTINUED)
   SS&C Technologies, Inc.,
      11.75%, 12/1/13                                  $      5,905   $    6,599
--------------------------------------------------------------------------------
                                                                          13,654
--------------------------------------------------------------------------------
SUPERMARKETS - 1.1%
   SUPERVALU, Inc.,
      7.50%, 5/15/12                                         12,325       12,995
      7.50%, 11/15/14                                         6,525        6,802
--------------------------------------------------------------------------------
                                                                          19,797
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 7.1%
   American Cellular Corp.,
      10.00%, 8/1/11                                          2,371        2,510
   Centennial Cellular Operating Co.,
      10.13%, 6/15/13                                         3,630        3,920
   Centennial Communications Corp.,
      10.00%, 1/1/13                                          7,225        7,794
   Cincinnati Bell, Inc.,
      8.38%, 1/15/14                                         10,750       10,992
   Citizens Communications Co.,
      9.00%, 8/15/31                                          8,550        9,362
   Hawaiian Telcom Communications,
      Inc.,
      12.50%, 5/1/15                                         11,725       12,839
   Mastec, Inc., (1)
      7.63%, 2/1/17                                          10,025       10,150
   PanAmSat Corp.,
      9.00%, 8/15/14                                          8,936        9,673
   Qwest Capital Funding, Inc.,
      7.90%, 8/15/10                                         14,250       14,856
   Qwest Corp.,
      7.88%, 9/1/11                                           8,125        8,633
   Rural Cellular Corp.,
      9.75%, 1/15/10                                          7,460        7,684
   U.S. West Communications,
      6.88%, 9/15/33                                          8,350        8,058
   West Corp., (1)
      11.00%, 10/15/16                                        7,345        7,749
   Windstream Corp.,
      8.63%, 8/1/16                                           9,275       10,145
      7.00%, 3/15/19 (1)                                      5,600        5,600
--------------------------------------------------------------------------------
                                                                         129,965
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 80.5% - CONTINUED
TEXTILES - 1.0%
   Collins & Aikman Floor Cover,
      9.75%, 2/15/10                                   $      6,575   $    6,690
   Invista, (1) (2)
      9.25%, 5/1/12                                          10,590       11,278
--------------------------------------------------------------------------------
                                                                          17,968
--------------------------------------------------------------------------------
TRANSPORTATION - 0.9%
   Kansas City Southern Railway,
      9.50%, 10/1/08                                          8,475        8,878
   Overseas Shipholding Group,
      8.25%, 3/15/13                                          7,655        8,019
--------------------------------------------------------------------------------
                                                                          16,897
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
--------------------------------------------------------------------------------
(COST $1,433,796)                                                      1,466,283
FOREIGN ISSUER BONDS - 12.5%
BUILDING MATERIALS - 0.4%
   Ainsworth Lumber Co. Ltd.,
      6.75%, 3/15/14                                          9,645        6,703
--------------------------------------------------------------------------------
CHEMICALS - 0.7%
   Nell AF SARL, (1) (2)
      8.38%, 8/15/15                                         12,700       13,240
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.3%
   T2 Capital Finance Co. S.A., (1)
      6.95%, 2/6/17                                           5,000        4,979
--------------------------------------------------------------------------------
ELECTRONICS - 1.1%
   NXP BV/NXP Funding LLC, (1)
      7.88%, 10/15/14                                         9,525        9,835
      9.50%, 10/15/15                                        10,525       10,867
--------------------------------------------------------------------------------
                                                                          20,702
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 1.1%
   Bowater Canada Finance Corp.
      7.95%, 11/15/11                                        19,950       19,401
--------------------------------------------------------------------------------
GAMING - 0.7%
   Galaxy Entertainment Finance
      Co. Ltd., (1) (2)
      9.88%, 12/15/12                                        12,016       13,127
--------------------------------------------------------------------------------
HOUSEWARES - 0.6%
   Vitro S.A. de CV, (1)
      9.13%, 2/1/17                                          10,450       10,711
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


FIXED INCOME FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 12.5% - CONTINUED
LEISURE TIME - 0.5%
   NCL Corp.,
      10.63%, 7/15/14                                       $ 8,370   $    8,286
--------------------------------------------------------------------------------
MEDIA - 0.7%
   Kabel Deutschland GmbH,
      10.63%, 7/1/14                                         11,515       12,839
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.6%
   Bombardier, Inc., (1)
      6.75%, 5/1/12                                          10,650       10,597
--------------------------------------------------------------------------------
OIL & GAS - 0.8%
   Compton Petroleum Finance Corp.,
      7.63%, 12/1/13                                          9,550        9,335
   OPTI Canada, Inc., (1)
      8.25%, 12/15/14                                         4,675        4,862
--------------------------------------------------------------------------------
                                                                          14,197
--------------------------------------------------------------------------------
RETAIL - 0.5%
   Jean Coutu Group, Inc.,
      7.63%, 8/1/12                                           8,315        8,815
--------------------------------------------------------------------------------
SEMICONDUCTORS - 1.2%
   Avago Technologies Finance
      Pte/Avago Technologies U.S./Avago
      Technologies Wireless,
      10.13%, 12/1/13                                        12,350       13,369
   MagnaChip Semiconductor
      S.A./MagnaChip Semiconductor
      Finance Corp.,
      8.00%, 12/15/14                                        13,450        8,373
--------------------------------------------------------------------------------
                                                                          21,742
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.7%
   Intelsat Bermuda Ltd., (1)
      9.25%, 6/15/16                                          8,650        9,580
   Intelsat Ltd.,
      7.63%, 4/15/12                                         10,450       10,032
   Intelsat Subsidiary Holding Co. Ltd.,
      8.25%, 1/15/13                                          4,110        4,284
   Nortel Networks Ltd., (1)
      10.75%, 7/15/16                                        16,225       18,010
   Rogers Wireless Communications, Inc.,
      7.50%, 3/15/15                                          7,545        8,177
--------------------------------------------------------------------------------
                                                                          50,083
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 12.5% - CONTINUED
TRANSPORTATION - 0.6%
   Kansas City Southern de Mexico S.A.
      de CV, (1)
      7.63%, 12/1/13                                   $      6,650   $    6,725
   OMI Corp.,
      7.63%, 12/1/13                                          4,800        4,872
--------------------------------------------------------------------------------
                                                                          11,597
--------------------------------------------------------------------------------
TOTAL FOREIGN ISSUER BONDS
--------------------------------------------------------------------------------
(COST $226,062)                                                          227,019

                                                         NUMBER OF       VALUE
                                                         WARRANTS       (000S)
--------------------------------------------------------------------------------
WARRANTS - 0.0%
   IPCS, Inc., Exp. 7/15/10, Strike $5.50 *                   1,500            -
   Leap Wireless International, Exp.
      4/15/10, Strike 96.80 (1) *                             2,500            -
   Leap Wireless International, Exp.
      4/15/10, Strike 96.80 (1) *                             2,000            -
   WRC Media, Inc. (1) *                                      4,059            -
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $10)                                                                     -

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 5.9%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $    107,183      107,183
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $107,183)                                                          107,183
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.9%
--------------------------------------------------------------------------------
(COST $1,767,051)                                                      1,800,485
      Other Assets less Liabilities - 1.1%                                19,892
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $1,820,377

*    Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   43   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

HIGH YIELD FIXED INCOME FUND (continued)

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2) Restricted security that has been deemed illiquid. At March 31, 2007, the value of these restricted illiquid securities amounted to approximately $74,560,000 or 4.1% of net assets. Additional information on each restricted illiquid security is as follows:

                                            ACQUISITION
                                                AND         ACQUISITION
                                            ENFORCEABLE         COST
SECURITY                                        DATE           (000S)
-----------------------------------------------------------------------
Buffalo Thunder Development Authority,
9.38%, 12/15/14                          12/8/06-3/20/07      $11,001
Chukchansi Economic Development
Authority,
8.00%, 11/15/13                          12/2/05-3/23/07        7,636
Esco Corp.,
8.63%, 12/15/13                          12/12/06-12/14/06      3,950
Galaxy Entertainment Finance Co. Ltd.,
9.88%, 12/15/12                          12/7/05-11/30/06      12,471
Invista,
9.25%, 5/1/12                            4/23/04-3/29/07       11,144
Nell AF SARL,
8.38%, 8/15/15                           8/4/05-11/30/06       12,719
Packaging Dynamics Finance Corp.,
10.00%, 5/1/16                           4/13/06-4/18/06        4,053
Residential Capital Corp.,
7.19%, 4/17/09                           9/29/06               10,047
-----------------------------------------------------------------------

At March 31, 2007, the credit quality distribution (unaudited) for the High Yield Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                     %
----------------------------------------------
BB                                        21.2%
B                                         53.0
CCC                                       19.9
Not Rated                                  0.7
Cash and Equivalents                       5.2
----------------------------------------------
Total                                    100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


FIXED INCOME FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

SHORT - INTERMEDIATE U.S. GOVERNMENT FUND

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 70.7%(1 )
FANNIE MAE - 29.1%
      5.63%, 5/19/11                                   $      8,570   $    8,679
   Pool #555649,
      7.50%, 10/1/32                                            237          248
   Pool #869217,
      5.47%, 2/1/36                                           3,269        3,286
   Pool #893082,
      5.86%, 9/1/36                                           1,271        1,284
   Pool TBA, (2)
      6.00%, 4/1/14                                           7,633        7,757
      5.50%, 4/1/34                                           6,650        6,579
      5.00%, 4/1/37                                           3,975        3,840
      6.00%, 4/1/37                                           5,385        5,424
--------------------------------------------------------------------------------
                                                                          37,097
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 11.1%
      4.25%, 4/16/07                                          3,797        3,795
      5.00%, 10/16/09                                         6,510        6,496
      5.50%, 10/19/16                                         3,910        3,918
--------------------------------------------------------------------------------
                                                                          14,209
--------------------------------------------------------------------------------
FREDDIE MAC - 21.3%
      5.25%, 10/6/11                                          8,175        8,161
      5.30%, 1/9/12                                           6,700        6,705
   Pool #410092,
      6.91%, 11/1/24                                             25           25
   Pool TBA, (2)
      5.50%, 3/1/37                                          10,000        9,894
   Series 2944, Class WD,
      5.50%, 11/15/28                                         2,365        2,373
--------------------------------------------------------------------------------
                                                                          27,158
--------------------------------------------------------------------------------
FREDDIE MAC GOLD - 1.6%
   Pool #E91020,
      5.50%, 8/1/17                                           2,000        2,009
--------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION - 7.6%
   Participation Certificates,
      Series 2005-20L, Class 1,
      5.39%, 12/1/25                                          1,508        1,523
   Participation Certificates,
      Series 2006-20B, Class 1,
      5.35%, 2/1/26                                           1,347        1,358

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 70.7% (1) - CONTINUED
SMALL BUSINESS ADMINISTRATION - 7.6% - (CONTINUED)
   Participation Certificates,
      Series 2006-20D, Class 1,
      5.64%, 4/1/26                                    $      2,034   $    2,084
   Participation Certificates,
      Series 2006-20K, Class 1,
      5.36%, 11/1/26                                          2,743        2,763
   Series 2005-P10B, Class 1,
      4.94%, 8/10/15                                          2,000        1,987
--------------------------------------------------------------------------------
                                                                           9,715
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------
(COST $90,255)                                                            90,188
SHORT-TERM INVESTMENT - 54.9%
   FHLB Discount Note,
      5.06%, 4/2/07                                          69,944       69,934
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $69,934)                                                            69,934
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 125.6%
--------------------------------------------------------------------------------
(COST $160,189)                                                          160,122
   Liabilities less Other Assets - (25.6)%                               (32,670)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  127,452

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)  When-Issued Security

Percentages shown are based on Net Assets.

At March 31, 2007, the credit quality distribution (unaudited) for the Short-Intermediate U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                       %
--------------------------------------------------------------------------------
AAA                                                                        100.0%
--------------------------------------------------------------------------------
Total                                                                      100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   45   FIXED INCOME FUNDS

FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 75.5%(1 )
FANNIE MAE - 33.9%
      5.63%, 5/19/11                                   $     5,575   $     5,646
      4.63%, 10/15/13                                        5,000         4,921
      6.00%, 8/22/16                                         7,200         7,256
   Pool #555649,
      7.50%, 10/1/32                                           388           407
   Pool #869217,
      5.47%, 2/1/36                                          3,724         3,743
   Pool #893082,
      5.86%, 9/1/36                                          1,393         1,407
   Pool TBA, (2)
      6.00%, 4/1/14                                          8,710         8,852
      5.50%, 4/1/34                                          7,200         7,124
      5.00%, 4/1/37                                          4,455         4,303
      6.00%, 4/1/37                                          4,935         4,970
--------------------------------------------------------------------------------
                                                                          48,629
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 9.8%
      4.25%, 4/16/07                                         4,574         4,572
      5.63%, 6/13/16                                         5,000         5,143
      5.50%, 10/19/16                                        4,230         4,239
--------------------------------------------------------------------------------
                                                                          13,954
--------------------------------------------------------------------------------
FREDDIE MAC - 22.2%
      5.25%, 10/6/11                                         7,510         7,497
      5.50%, 7/18/16                                         3,000         3,110
   Freddie Mac
      5.30%, 1/9/12                                          7,200         7,206
   Pool #410092,
      6.91%, 11/1/24                                           103           104
   Pool TBA, (2)
      5.50%, 3/1/37                                         10,900        10,784
   Series 2944, Class WD,
      5.50%, 11/15/28                                        3,125         3,136
--------------------------------------------------------------------------------
                                                                          31,837
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.0%
   Pool #268360,
      10.00%, 4/15/19                                           31            35
   Pool #270288,
      10.00%, 6/15/19                                           26            29
--------------------------------------------------------------------------------
                                                                              64
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 75.5% (1) - CONTINUED
SMALL BUSINESS ADMINISTRATION - 9.6%
   Participation Certificates,
      Series 2005-20L, Class 1,
      5.39%, 12/1/25                                   $     1,851   $     1,870
   Participation Certificates,
      Series 2006-20B, Class 1,
      5.35%, 2/1/26                                          1,636         1,648
   Participation Certificates,
      Series 2006-20D, Class 1,
      5.64%, 4/1/26                                          1,840         1,885
   Participation Certificates,
      Series 2006-20G, Class 1,
      6.07%, 7/1/26                                          2,920         3,047
   Participation Certificates,
      Series 2006-20K, Class 1,
      5.36%, 11/1/26                                         2,891         2,912
   Series 2005-P10B, Class 1,
      4.94%, 8/10/15                                         2,449         2,434
--------------------------------------------------------------------------------
                                                                          13,796
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------
(COST $108,034)                                                          108,280
U.S. GOVERNMENT OBLIGATION - 2.8%
U.S. TREASURY INFLATION INDEXED NOTES - 2.8%
      2.38%, 1/15/17                                         3,914         3,986
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATION
--------------------------------------------------------------------------------
(COST $3,999)                                                              3,986
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 46.2%
   FHLB Discount Note,
      4.51%, 4/2/07                                         66,229        66,220
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $66,220)                                                            66,220
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 124.5%
--------------------------------------------------------------------------------
(COST $178,253)                                                          178,486
   Liabilities less Other Assets - (24.5)%                               (35,177)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $   143,309

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)  When-Issued Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


FIXED INCOME FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

At March 31, 2007, the credit quality distribution (unaudited) for the U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                       %
--------------------------------------------------------------------------------
AAA                                                                         96.3%
AA                                                                           3.7
--------------------------------------------------------------------------------
Total                                                                      100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   47   FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1 ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 36 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index, Fixed Income, Global Fixed Income, High Yield Fixed Income, Short-Intermediate U.S. Government, and U.S. Government Funds (collectively, the "Funds") are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Global Fixed Income Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. The Bond Index Fund commenced investment operations on February 27, 2007. Each of the Funds is presented herein.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers of the Fixed Income and Global Fixed Income Funds. NTI serves as the investment adviser for each of the other Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2 SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by


FIXED INCOME FUNDS    48      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

other unaffiliated investment companies and investors to price the same investments.

B) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

C) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable forward exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

D) WHEN-ISSUED/DELAYED DELIVERY SECURITIES - Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued securities at March 31, 2007, if any, are noted in each of the Funds' Schedules of Investments and Statements of Assets and Liabilities.

E) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts.

F) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among the Funds in proportion to each Fund's relative net assets.

G) REDEMPTION FEES - The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund's prospectus.

Redemption fees for the fiscal year ended March 31, 2007, were approximately $44,000 for the High Yield Fixed Income Fund. This amount is included in "Proceeds from Shares Sold" in Note 6 -- Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

                        NORTHERN FUNDS ANNUAL REPORT    49    FIXED INCOME FUNDS

FIXED INCOME FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)



H) DISTRIBUTIONS TO SHAREHOLDERS - Distributions of dividends from net investment income are declared and paid as follows:

                                       DECLARATION       PAYMENT
                                        FREQUENCY       FREQUENCY
  -----------------------------------------------------------------
  Bond Index                              DAILY          MONTHLY
  Fixed Income                            DAILY          MONTHLY
  Global Fixed Income                    ANNUALLY        ANNUALLY
  High Yield Fixed Income                 DAILY          MONTHLY
  Short-Intermediate U.S. Government      DAILY          MONTHLY
  U.S. Government                         DAILY          MONTHLY
  -----------------------------------------------------------------

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

I) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2006, through the fiscal year ended March 31, 2007, the following Funds incurred net capital losses and/or net currency losses for which each Fund intends to treat as having been incurred in the next fiscal year:

  Amount in thousands
  ---------------------------------------------------------------
  Fixed Income                                               $139
  Short-Intermediate U.S. Government                          142
  U.S. Government                                             172
  ---------------------------------------------------------------

At March 31, 2007, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                                      MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,
  Amounts in thousands                  2011      2012      2013      2014      2015
  -------------------------------------------------------------------------------------
  Bond Index                            $  -     $     -    $  -     $    -       $36
  Fixed Income                             -           -       -      2,863     5,200
  Global Fixed Income                      -         192       -          -       158
  High Yield Fixed Income             23,434           -       -      3,599         -
  Short-Intermediate U.S. Government       -           -   1,737      1,972     1,979
  U.S. Government                          -           -   1,171        135     3,094
  -------------------------------------------------------------------------------------

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2007, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

                                               UNDISTRIBUTED
                                      -------------------------------
                                                            LONG-TERM  UNREALIZED
                                      TAX-EXEMPT  ORDINARY   CAPITAL     GAINS
  Amounts in thousands                  INCOME     INCOME*    GAINS     (LOSSES)
  --------------------------------------------------------------------------------
  Bond Index                             $  -       $110      $  -        $(870)
  Fixed Income                              -        785         -       (2,700)
  Global Fixed Income                       -        223         -        1,308
  High Yield Fixed Income                   -      1,245         -       32,546
  Short-Intermediate U.S.
  Government                                -         73         -          (67)
  U.S. Government                           -        498         -          233
  --------------------------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2007, was as follows:

                                              DISTRIBUTIONS FROM
                                      -----------------------------------
                                      TAX-EXEMPT  ORDINARY    LONG-TERM
  Amounts in thousands                  INCOME     INCOME*  CAPITAL GAINS
  -----------------------------------------------------------------------
  Bond Index                             $  -         $434      $  -
  Fixed Income                              -       42,133         -
  Global Fixed Income                       -        1,258         -
  High Yield Fixed Income                   -      114,501         -
  Short-Intermediate U.S. Government        -        5,541         -
  U.S. Government                           -        6,006         -
  -----------------------------------------------------------------------


FIXED INCOME FUNDS    50      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

The tax character of distributions paid during the fiscal year ended March 31, 2006, was as follows:

                                              DISTRIBUTIONS FROM
                                      -----------------------------------
                                      TAX-EXEMPT  ORDINARY    LONG-TERM
  Amounts in thousands                  INCOME     INCOME*  CAPITAL GAINS
  -----------------------------------------------------------------------
  Fixed Income                          $     -    $32,130     $1,310
  Global Fixed Income                         -        925          -
  High Yield Fixed Income                     -     68,029          -
  Short-Intermediate U.S. Government          -      4,609          -
  U.S. Government                             -      6,248          -
  -----------------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3 BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and
0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2007, the Funds did not have any outstanding loans. When utilized, the average dollar amount of the Global Fixed Income Fund's borrowings was $256,000 and the weighted average interest rate on these borrowings was 5.72 percent.

4 INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). For the fiscal year ended March 31, 2007, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

                                             ANNUAL
                                            ADVISORY     EXPENSE
                                              FEES     LIMITATIONS
  -----------------------------------------------------------------
  Bond Index                                  0.15%       0.25%
  Fixed Income                                0.70%       0.90%
  Global Fixed Income                         0.85%       1.15%
  High Yield Fixed Income                     0.70%       0.90%
  Short-Intermediate U.S. Government          0.70%       0.90%
  U.S. Government                             0.70%       0.90%
  -----------------------------------------------------------------

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund's average daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustee fees" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.


                        NORTHERN FUNDS ANNUAL REPORT    51    FIXED INCOME FUNDS

FIXED INCOME FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)

5 INVESTMENT TRANSACTIONS

For the period ended March 31, 2007, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

                                                                       PURCHASES                             SALES
  Amounts in thousands                                     U.S. GOVERNMENT        OTHER        U.S. GOVERNMENT        OTHER
  -------------------------------------------------------------------------------------------------------------------------------
  Bond Index                                                   $153,929           $41,311           $40,504             $168
  Fixed Income                                                4,346,295           867,544         4,171,303          736,300
  Global Fixed Income                                             7,520             6,719            12,218            8,664
  High Yield Fixed Income                                             -         1,415,881                 -        1,016,881
  Short-Intermediate U.S. Government                            913,204                 -           933,708                -
  U.S. Government                                             1,021,562                 -         1,057,735                -
  -------------------------------------------------------------------------------------------------------------------------------

At March 31, 2007, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                             UNREALIZED        UNREALIZED     NET APPRECIATION     COST BASIS
  Amounts in thousands                                      APPRECIATION      DEPRECIATION     (DEPRECIATION)     OF SECURITIES
  -------------------------------------------------------------------------------------------------------------------------------
  Bond Index                                                       $11             $(881)           $(870)           $198,538
  Fixed Income                                                   3,920            (5,725)          (1,805)          1,411,331
  Global Fixed Income                                            2,326              (289)           2,037              28,087
  High Yield Fixed Income                                       45,130           (12,584)          32,546           1,767,939
  Short-Intermediate U.S. Government                               176              (243)             (67)            160,189
  U.S. Government                                                  456              (223)             233             178,253
  -------------------------------------------------------------------------------------------------------------------------------


FIXED INCOME FUNDS    52      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

6 CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the period ended March 31, 2007, were as follows:

                                                     PROCEEDS   SHARES FROM   REINVESTMENT                 PAYMENTS
                                         SHARES        FROM      REINVESTED        OF          SHARES     FOR SHARES
  Amounts in thousands                    SOLD     SHARES SOLD   DIVIDENDS     DIVIDENDS      REDEEMED     REDEEMED
  -------------------------------------------------------------------------------------------------------------------
  Bond Index                             16,994      $169,771         13           $134           (74)        $(740)
  Fixed Income                           44,542       435,834        501          4,894       (18,026)     (176,250)
  Global Fixed Income                     1,151        12,366         18            185        (1,579)      (16,946)
  High Yield Fixed Income                93,478       755,196      2,573         20,745       (49,280)     (397,849)
  Short-Intermediate U.S. Government      4,855        48,268        159          1,575        (6,455)      (64,144)
  U.S. Government                         4,564        44,553        128          1,244        (6,343)      (61,753)
  -------------------------------------------------------------------------------------------------------------------

                                           NET           NET
                                         INCREASE      INCREASE
                                        (DECREASE)    (DECREASE)
  Amounts in thousands                  IN SHARES   IN NET ASSETS
  ------------------------------------------------------------------------------
  Bond Index                              16,933       $169,165
  Fixed Income                            27,017        264,478
  Global Fixed Income                       (410)        (4,395)
  High Yield Fixed Income                 46,771        378,092
  Short-Intermediate U.S. Government      (1,441)       (14,301)
  U.S. Government                         (1,651)       (15,956)
  ------------------------------------------------------------------------------

Transactions in capital shares for the fiscal year ended March 31, 2006, were as follows:

                                                     PROCEEDS   SHARES FROM   REINVESTMENT                 PAYMENTS
                                         SHARES        FROM      REINVESTED        OF          SHARES     FOR SHARES
  Amounts in thousands                    SOLD     SHARES SOLD   DIVIDENDS     DIVIDENDS      REDEEMED     REDEEMED
  -------------------------------------------------------------------------------------------------------------------
  Fixed Income                           21,387      $212,610         537        $5,337       (17,250)    $(171,421)
  Global Fixed Income                     1,151        12,725          12           125        (1,709)      (18,514)
  High Yield Fixed Income                96,922       780,736       1,901        15,324       (29,055)     (233,522)
  Short-Intermediate U.S. Government      6,378        64,017         143         1,444        (8,042)      (80,653)
  U.S. Government                         3,172        31,389         123         1,216        (7,673)      (75,898)
  -------------------------------------------------------------------------------------------------------------------

                                           NET           NET
                                         INCREASE      INCREASE
                                        (DECREASE)    (DECREASE)
  Amounts in thousands                  IN SHARES   IN NET ASSETS
  ------------------------------------------------------------------------------
  Fixed Income                             4,674        $46,526
  Global Fixed Income                       (546)        (5,664)
  High Yield Fixed Income                 69,768        562,538
  Short-Intermediate U.S. Government      (1,521)       (15,192)
  U.S. Government                         (4,378)       (43,293)
  ------------------------------------------------------------------------------

7 NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Funds' financial statements and financial disclosures for next year.


                        NORTHERN FUNDS ANNUAL REPORT    53    FIXED INCOME FUNDS

FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES
OF NORTHERN FUNDS:           We have audited the accompanying statements of
                             assets and liabilities, including the schedules of investments, of Fixed Income Fund, Global Fixed
                             Income Fund, High Yield Fixed Income Fund,
                             Short-Intermediate U.S. Government Fund, and U.S.
                             Government Fund (collectively, the "Funds"), five separate portfolios comprising part of the Northern
                             Funds, as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bond Index Fund, as of March 31, 2007 and the related statement of operations, statement of changes in net assets and the financial highlights for the period from February 27, 2007 (commencement of operations) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                             We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

                             DELOITTE & TOUCHE LLP
                             Chicago, Illinois
                             May 15, 2007


FIXED INCOME FUNDS    54      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
FUND EXPENSES                                         MARCH 31, 2007 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006, through March 31, 2007.


ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/06 - 3/31/07" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 49), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX (1)

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.25%     $1,000.00      $998.20         $1.25
  Hypothetical             0.25%     $1,000.00    $1,023.68         $1.26**
  -----------------------------------------------------------------------------

FIXED INCOME

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.90%     $1,000.00    $1,029.80         $4.55
  Hypothetical             0.90%     $1,000.00    $1,020.44         $4.53**
  -----------------------------------------------------------------------------

GLOBAL FIXED INCOME

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.15%     $1,000.00    $1,024.60         $5.80
  Hypothetical             1.15%     $1,000.00    $1,019.20         $5.79**
  -----------------------------------------------------------------------------

HIGH YIELD FIXED INCOME

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.90%     $1,000.00    $1,068.50         $4.64
  Hypothetical             0.90%     $1,000.00    $1,020.44         $4.53**
  -----------------------------------------------------------------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.90%     $1,000.00    $1,022.40         $4.54
  Hypothetical             0.90%     $1,000.00    $1,020.44         $4.53**
  -----------------------------------------------------------------------------

U.S. GOVERNMENT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.90%     $1,000.00    $1,022.50         $4.54
  Hypothetical             0.90%     $1,000.00    $1,020.44         $4.53**
  -----------------------------------------------------------------------------

(1) The Bond Index Fund commenced operations on 2/27/07. Thus, to calculate account values and expenses paid, the 32-day rate of return was used (as opposed to the 6 month rate of return).

* Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.


                        NORTHERN FUNDS ANNUAL REPORT    55    FIXED INCOME FUNDS

FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION


With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, for floating rate securities, the current reset rate or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------


AMBAC     American Municipal Bond Assurance Corporation

FHLB      Federal Home Loan Bank

G.O.      General Obligation

TRAINS    Targeted Return Index Securities

TSB       Trustee Saving Bank


FIXED INCOME FUNDS    56      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

TRUSTEES AND OFFICERS                                 MARCH 31, 2007 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 58 portfolios in the Northern Funds Complex -- Northern Funds offers 36 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   WILLIAM L. BAX                - Managing Partner of PricewaterhouseCoopers -- Chicago      - Sears Holding Corp. (a
   Age: 63                         (an accounting firm) from 1997 to 2003;                      retail company).
   Trustee since 2005            - Director of Big Shoulders Fund since 1997;
                                 - Director of Children's Memorial Hospital since 1997;
                                 - Trustee of DePaul University since 1998;
                                 - Director of Andrew Corporation since 2006;
                                 - Director of Arthur J. Gallagher & Co. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD G. CLINE              - Chairman and President of Hawthorne Investors, Inc. (a     - PepsiAmericas (a soft
   Age: 72                         management advisory services and private investment          drink bottling company);
   Chairman since 2002;            company) since 1996;                                       - Ryerson Inc. (a metals
   Trustee since 2000            - Managing Member of Hawthorne Investments, LLC (a private     distribution company).
                                   investment company) since 2001;
                                 - Managing Member of Hawthorne Investments II, LLC (a
                                   private investment company) since 2004;
                                 - Director of Colorado Banking Co., Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   EDWARD J. CONDON, JR.         - Chairman and CEO of The Paradigm Group, Ltd. (a            - None
   Age: 66                         financial adviser) since 2000;
   Trustee since 2000            - Principal and Co-Founder of Paradigm Capital, Ltd. since
                                   1996;
                                 - Senior Partner of NewEllis Ventures since 2001;
                                 - Member of the Board of Managers of The Liberty Hampshire
                                   Company, LLC (a receivable securitization company) from
                                   1996 to 2001;
                                 - Director of Financial Pacific Company (a small business
                                   leasing company) from 1998 to 2004;
                                 - Member and Director of the Illinois Venture Capital
                                   Association since 2001;
                                 - Trustee at Dominican University from 1996 to 2005;
                                 - Member of the Board of Directors of the Chicago
                                   Children's Museum since 2001;
                                 - Member of the Board of Governors of the Metropolitan
                                   Club since 2003;
                                 - Member of the Advisory Board of AAVIN Equity Partners
                                   since 2005;
                                 - Chairman of the Nominating Committee of Girl Scouts of
                                   Chicago from 1993 to 2003;
                                 - Member of the National Advisory Board of National
                                   Domestic Violence Hotline since 2005;
                                 - Member of the Board of Directors at Light Bridge
                                   Healthcare Research Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   SHARON GIST GILLIAM           - CEO of Chicago Housing Authority since 2006;               - None
   Age: 63                       - Executive Vice President of Unison-Maximus, Inc. (an
   Trustee since 2001              aviation and governmental consulting company) from 1989
                                   to 2005;
                                 - Principal/Officer/Director, UCG Associates, Inc. (an
                                   aviation consulting firm) from 2005 to 2006.


                        NORTHERN FUNDS ANNUAL REPORT    57    FIXED INCOME FUNDS

FIXED INCOME FUNDS
TRUSTEES AND OFFICERS (continued)

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   SANDRA POLK GUTHMAN           - CEO of Polk Bros. Foundation (an Illinois not-for-profit   - None
   Age: 63                         corporation) since 1993;
   Trustee since 2000            - Director of MBIA Insurance Corp. of Illinois (a
                                   municipal bond insurance company) since 1994;
                                 - Director of STS Consultants, Ltd. (an employee owned
                                   engineering consulting firm) since 2001.
   -----------------------------------------------------------------------------------------------------------------------
   MICHAEL E. MURPHY             - President of Sara Lee Foundation (philanthropic            - Coach, Inc.;
   Age: 70                         organization) from 1997 to 2001.                           - Payless Shoe Source, Inc.
   Trustee since 1998                                                                           (a retail shoe store
                                                                                                business);
                                                                                              - GATX Corporation (a
                                                                                                railcar leasing and
                                                                                                financial services
                                                                                                company).
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD P. STRUBEL            - Vice Chairman and Director of Cardean Learning Group       - Gildan Activewear, Inc.
   Age: 67                         (formerly UNext, Inc.) (a provider of educational            (an athletic clothing
   Trustee since 2000              services via the Internet) since 2003;                       marketing and
                                 - President, Chief Operating Officer and Director of           manufacturing company);
                                   UNext, Inc. from 1999 to 2003.                             - Goldman Sachs Mutual Fund
                                                                                                Complex (80 portfolios);
                                                                                              - Goldman Sachs Closed-End
                                                                                                Funds (2 portfolios).

   INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   MARY JACOBS SKINNER,          - Partner in the law firm of Sidley Austin, LLP.             - None
   ESQ. (3)
   Age: 49
   Trustee since 1998
   -----------------------------------------------------------------------------------------------------------------------
   TERENCE J. TOTH (3)           - President, Chief Executive Officer of Northern Trust       - None
   Age: 47                         Investments, N.A. from 2004 to present;
   Trustee since 2006            - President of Northern Trust Global Investments, a
                                   division of Northern Trust Corporation, since 2004;
                                 - Executive Vice President and Managing Director of
                                   Quantitative Management and Securities Lending of
                                   Northern Trust Investments, N.A. from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3) An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.


FIXED INCOME FUNDS    58      NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

   OFFICERS OF THE TRUST (1)
   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN
   FUNDS OFFICER                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ------------------------------------------------------------------------------------------
   LLOYD A. WENNLUND             - Executive Vice President since 2003 and Director since
   Age: 49                         2001 of Northern Trust Investments, N.A.; Executive Vice
   50 South LaSalle Street         President and other positions at The Northern Trust
   Chicago, IL 60603               Company, President and Director of Northern Trust
   President since 2000            Securities, Inc., and Managing Executive, Mutual Funds for
                                   Northern Trust Global Investments since 1989; Director,
                                   Northern Trust Global Advisors, Inc.
   ------------------------------------------------------------------------------------------
   ERIC K. SCHWEITZER            - Senior Vice President at Northern Trust Investments, N.A.
   Age: 45                         since 2001 and Senior Vice President at The Northern Trust
   50 South LaSalle Street         Company and the Director of Distribution, Product
   Chicago, IL 60603               Management and Client Services in the Mutual Fund Group of
   Vice President since 2000       Northern Trust Global Investments since 2000.
   ------------------------------------------------------------------------------------------
   STUART SCHULDT                - Senior Vice President and Division Manager of Fund
   Age: 45                         Administration and Fund Accounting, The Northern Trust
   50 South LaSalle Street         Company since 1998. Assistant Treasurer of the Trust from
   Chicago, IL 60603               2002 to 2005.
   Treasurer since 2005
   ------------------------------------------------------------------------------------------
   SUSAN J. HILL                 - Chief Compliance Officer of Northern Trust Investments,
   Age: 50                         N.A. since 2005; Senior Vice President of Northern Trust
   50 South LaSalle Street         Investments, N.A. since 2005; Counsel and Vice President
   Chicago, IL 60603               of Northern Trust Investments, N.A. and Northern Trust
   Chief Compliance Officer        Company from 2000 to 2004.
   since 2004
   ------------------------------------------------------------------------------------------
   DEBRA A. MAIRS                - Vice President and Director of Compliance of Northern
   Age: 45                         Trust Investments, N.A.; Vice President, Director of
   50 South LaSalle Street         Compliance and CCO of Northern Trust Securities, Inc.
   Chicago, IL 60603               since 2006; Vice President of Northern Trust Securities,
   Anti-Money Laundering           Inc. from 2004 to 2006. Chief Operating Officer at Melvin
   Compliance Officer since        Securities, Inc. from 1999 to 2004.
   2006
   ------------------------------------------------------------------------------------------
   BRIAN P. OVAERT               - Executive Vice President and Head of Worldwide Fund
   Age: 45                         Administration at The Northern Trust Company overseeing
   50 Bank Street                  Fund Accounting, Transfer Agent and Fund Administration
   London, E145NT                  functions since 1998; Treasurer of the Trust from 2002 to
   Assistant Treasurer since       2005; Assistant Treasurer of Alpha Strategy Funds and
   2005                            member of the board of directors of various Northern
                                   offshore subsidiaries.
   ------------------------------------------------------------------------------------------
   DIANA E. MCCARTHY, ESQ.       - Partner in the law firm of Drinker Biddle & Reath LLP
   Age: 55                         since 2002; Associate at Drinker Biddle & Reath LLP, from
   One Logan Square                1994 to 2002.
   18th and Cherry Streets
   Philadelphia, PA 19103-6996
   Secretary since 2006
   ------------------------------------------------------------------------------------------
   LINDA J. HOARD, ESQ.          - Senior Counsel and Senior Vice President at PFPC Inc.
   Age: 59                         since 1998.
   99 High Street, 27th Floor
   Boston, MA 02110
   Assistant Secretary since
   1999
   ------------------------------------------------------------------------------------------
   LORI V. O'SHAUGHNESSY, ESQ.   - Counsel and Vice President at PFPC Inc. since 2005;
   Age: 35                         Associate Counsel and Director at PFPC Inc. from 2002 to
   99 High Street, 27th Floor      2005; Associate Counsel at Investors Bank & Trust Company,
   Boston, MA 02110                a financial service provider, from 2001 to 2002.
   Assistant Secretary since
   2003

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.


                        NORTHERN FUNDS ANNUAL REPORT    59    FIXED INCOME FUNDS

FIXED INCOME FUNDS
TRUSTEES AND OFFICERS (continued)

   APPROVAL OF ADVISORY AGREEMENT

  The Trustees oversee the management of Northern Funds (the "Trust"), and review the investment performance and expenses of the investment funds covered by this Report (the "Funds") at regularly scheduled meetings held during the Funds' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreements (the "Advisory Agreements") for the Funds with Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL" and, together with NTI, the "Investment Advisers").

  The Advisory Agreements were most recently re-approved with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), at the annual contract renewal meeting held on February 15, 2007 (the "Annual Contract Meeting"). In addition, the Advisory Agreement for the Bond Index Fund (which commenced operations on February 27,
  2007) was initially approved by the Trustees at the Annual Contract Meeting.

  In preparation for the Trustees' consideration of the Advisory Agreements at the Annual Contract Meeting, the Trustees reviewed information on the following topics for all of the Funds at a meeting held on November 3, 2006 (the "November Meeting"): the Investment Advisers' profitability; the qualifications of the Investment Advisers and their affiliates to provide services to the Funds; and policies adopted by the Investment Advisers regarding brokerage, trade allocations and other matters.

  In connection with both the November Meeting and the Annual Contract Meeting, the Trustees received written materials and oral presentations relating to the Trustees' consideration of the Advisory Agreements, and at those meetings the Trustees also considered the Investment Advisers' oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Annual Contract Meeting without employees of the Investment Advisers present.

  In evaluating the Advisory Agreements at the November Meeting and the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their services and the Funds. Both in meetings specifically dedicated to the review of the Advisory Agreements and meetings held during the year, the Trustees received materials relating to the Investment Advisers' investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

  Specifically in connection with the Trustees' approval of the Advisory Agreements, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreements; (ii) the Funds' investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. ("Lipper"), a third-party provider of mutual fund data, except for the Bond Index Fund (which had no performance history); (iii) the contractual investment advisory fees, the actual investment advisory fees (after voluntary waivers) and the total expenses borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the investment advisory fees charged by the Investment Advisers to the Investment Advisers' institutional accounts; (v) the scope and depth of the Investment Advisers' resources; (vi) the Investment Advisers' staffing for the Funds and the experience of the portfolio managers; (vii) the Investment Advisers' financial resources and their ability to attract and retain portfolio management talent; (viii) the fees paid by the Funds to the Investment Advisers and their affiliates for services, and the expenses incurred by them in connection with the provision of those services; (ix) the benefits received by the Investment Advisers and their affiliates from their relationships with the Funds; and (x) potential economies of scale at various Fund asset levels. In addition, the Trustees considered the Investment Advisers' willingness to meet separately with representatives of the Board of Trustees in preparation for the Annual Contract Meeting and to provide information requested by the Trustees.

  In connection with their approval of the Advisory Agreements for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory

FIXED INCOME FUNDS    60      NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

  services, and the other non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. These services include services as the Funds' custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds' shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Advisers were both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and were able to provide quality services to the Funds. In connection with the Bond Index Fund, they also considered the experience of the proposed portfolio manager and the Investment Adviser's depth of experience with index funds. The Trustees also discussed the Advisers' continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. In connection with compliance, the Trustees noted the frequent and substantial reports made by the Trust's Chief Compliance Officer at Board meetings throughout the year. Finally, the Trustees considered the Investment Advisers' responsiveness to their requests for information, including, but not limited to, in connection with the in-depth performance reports discussed below.

  The Trustees also considered the investment performance of the Funds, except for the Bond Index Fund, which as noted, had no performance history. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Funds' investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds' investment performance was provided for one, two, three, four, five and ten years. In addition, the Trustees reviewed information prepared by a third-party analyzing the risk-adjusted returns of the Funds. The Trustees also reviewed each Fund's excess returns, if applicable, versus their targeted returns. The Trustees considered the Funds' investment performance in light of the investment benchmarks, objectives and credit parameters applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Advisers' investment approach for the Funds and the changes made throughout the year to investment personnel to address performance issues. In this regard, the Trustees believed that the in-depth performance reviews on certain Funds requested by the Trustees and provided by the Investment Advisers had assisted them in evaluating performance issues and that these reviews had also resulted in improved performance in most of the Funds that were subject to the reviews.

  Based on the information provided, the Trustees believed that the investment performance of the Fixed Income Funds was, in general, competitive in light of the factors mentioned above, including the Funds' investment policies and the nature of their shareholder base, and that performance had been generally improving especially in the one-year period. The Trustees evaluated this performance information in light of the relative risk and credit parameters of the Funds and the investor base of the Funds. Overall, the Trustees concluded that Northern was devoting appropriate resources to improve the investment performance of the Funds.

  The Trustees also considered the Funds' contractual advisory fee rates; the Funds' total operating expense ratios; the Investment Advisers' voluntary fee waivers and expense reimbursements with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Advisers and their affiliates for custodial, transfer agency and co-administration services, and reviewed information regarding economies of scale. In this regard, the Trustees considered the Investment Advisers' view that the Funds may be sharing in economies of scale through the level at which the Funds' advisory fees are set and through the Investment Advisers' voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets (or, in the case of the Bond Index Fund, projected assets) in the Funds; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and the profits (or, in the case of the Bond Index Fund, projected profits) realized by them; and information comparing the fee rates charged by the Investment Advisers (which do not include fee breakpoints) with the fee rates charged by other, unaffiliated investment managers to their clients. The Trustees also considered the reductions in the contractual advisory fee rates for the Funds that were approved in recent years.

  Information on the services rendered by the Investment Advisers to the Funds, the reduced fee rates paid by the

                        NORTHERN FUNDS ANNUAL REPORT    61    FIXED INCOME FUNDS

FIXED INCOME FUNDS
TRUSTEES AND OFFICERS (continued)                     MARCH 31, 2007 (UNAUDITED)

  Funds under the Advisory Agreements and the Funds' total operating expense ratios were compared to similar information for other mutual funds advised by other, unaffiliated investment management firms. Many of the comparisons of the Funds' fee rates and total operating expense ratios were prepared by Lipper. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds. Information was also provided on the fee rates charged by the Investment Advisers to private accounts managed by them. In addition, the Trustees noted the Investment Advisers' voluntary undertaking to limit the Funds' total expense ratios to specified levels.

  After deliberation, the Trustees concluded at the Annual Contract Meeting with respect to all of the Funds, that the fees paid by Funds were reasonable in light of the services provided by the Investment Advisers, their actual or projected costs and the Funds' current and reasonably foreseeable asset levels, and that the Advisory Agreements should be approved and continued.


FIXED INCOME FUNDS    62      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                        NORTHERN FUNDS ANNUAL REPORT    63    FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

  PORTFOLIO HOLDINGS

  Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING

  Northern Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling the Northern Funds Center at 800/595-9111.


FIXED INCOME FUNDS    64      NORTHERN FUNDS ANNUAL REPORT

                                                   TAX-EXEMPT FIXED INCOME FUNDS

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust
--------------------------------------------------------------------------------
                                NOT FDIC INSURED

--------------------------------------------------------------------------------
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------





 2      PORTFOLIO MANAGEMENT COMMENTARY
 8      STATEMENTS OF ASSETS AND LIABILITIES
 10     STATEMENTS OF OPERATIONS
 12     STATEMENTS OF CHANGES IN NET ASSETS
 14     FINANCIAL HIGHLIGHTS
 20     SCHEDULES OF INVESTMENTS
        20    ARIZONA TAX-EXEMPT FUND
        23    CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
        28    CALIFORNIA TAX-EXEMPT FUND
        33    HIGH YIELD MUNICIPAL FUND
        44    INTERMEDIATE TAX-EXEMPT FUND
        53    TAX-EXEMPT FUND
 61     NOTES TO THE FINANCIAL STATEMENTS
 66     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 67     TAX INFORMATION
 68     FUND EXPENSES
 69     ABBREVIATIONS AND OTHER INFORMATION
 70     TRUSTEES AND OFFICERS
        73    APPROVAL OF ADVISORY AGREEMENT
 76     FOR MORE INFORMATION

              NORTHERN FUNDS ANNUAL REPORT    1    TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

ARIZONA TAX-EXEMPT FUND

The Fund's fiscal year saw the Federal Reserve end its         FUND MANAGER
tightening campaign after hiking short-term rates from 1.00
percent to 5.25 percent over a two-year period. In pausing,    (PHOTO)
the Fed reiterated that it remained principally focused on
controlling inflation. Even so, investors anticipated that     ERIC V. BOECKMANN
Chairman Bernanke would soon turn to rate cuts, as concern     With Northern Trust
grew over the impact of a slowing housing market on the        since 1985
economy. Bond markets reacted favorably to these
developments as interest rates declined all along the yield    FUND STATISTICS
curve. Short-term rates fell to a lesser degree than
long-term rates, meaning that the curve continued its          INCEPTION DATE: October 1, 1999
flattening trend. After a slow start, tax-exempt bond          TOTAL NET ASSETS: $53 million
issuance picked up significantly and reached near-record       NET ASSET VALUE: $10.28
levels.                                                        TICKER SYMBOL: NOAZX
                                                               AVERAGE MATURITY: 11.6 years
In this environment, the Arizona Tax-Exempt Fund produced a    DURATION: 5.5 years
positive return of 4.50 percent. However, the Fund             DIVIDEND SCHEDULE: Monthly
underperformed the 5.40 percent return of its benchmark, the
Lehman Brothers Arizona Municipal Bond Index. This             AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
underperformance was due to a modestly defensive duration
positioning, as we did not expect the decline in yields and    -----------------------------------------------
fewer holdings of long-term debt, which profited the most      ONE YEAR                                  4.50%
from the yield curve flattening. At the end of the period,     THREE YEAR                                2.87%
the Fund's average maturity stood at 11.6 years.               FIVE YEAR                                 4.52%
                                                               SINCE INCEPTION                           5.24%
Top-tier credit quality remains a focus for the Fund, as       -----------------------------------------------
tight quality spreads exist for Arizona credits. At 80
percent of assets, we are significantly overweight AAA-rated   Performance quoted represents past performance
Arizona securities, especially those in the insured and        and does not guarantee future results.
government-backed sectors. Premium coupon municipals with      Investment return and principal value will
calls shorter than 10 years are preferred, as they enhance     fluctuate so that shares, when redeemed, may be
yield relative to interest rate risk. In particular, we hold   worth more or less than their original cost.
issues that are newer and have greater potential to be         Current performance may be lower or higher than
refunded.                                                      that shown here. Performance data current to
                                                               the most recent month-end is available at
We will continue to closely monitor the strength of the        NORTHERNFUNDS.COM.
economy, and how Chairman Bernanke reacts to these signals
as he seeks to restrain inflation. As the budget debate        The Fund is "non-diversified" under the
heats up in Washington, we will focus added attention on       Investment Company Act of 1940, and may invest
fiscal policy. If it appears that Congress is considering      more of its assets in fewer issuers than
higher tax rates at the federal level for those in higher      "diversified" mutual funds.
income brackets, we believe it would have a favorable impact
on the value of Arizona tax-exempt bonds.                      Income from the Fund may be subject to federal
                                                               alternative minimum tax (AMT), state and local
                                                               taxes.
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                            LEHMAN BROTHERS    The Lehman Brothers Arizona Municipal Bond
                             ARIZONA       ARIZONA MUNICIPAL   Index is an unmanaged index of investment grade
                         TAX-EXEMPT FUND       BOND INDEX      (Baa or better) tax-exempt Arizona bonds with a
------------------------------------------------------------   remaining maturity of at least one year.
10/1/1999                     10,000             10,000
                              10,237             10,205        The graph and table do not reflect the
                              11,362             11,233        deduction of taxes that a shareholder would pay
                              11,755             11,701        on fund distributions or the redemption of fund
                              12,914             12,784        shares.
                              13,477             13,508
                              13,671             13,773        Unlike the Index, the Fund's total returns are
                              14,040             14,246        reduced by operating expenses, such as
3/31/2007                     14,671             15,016        transaction costs and management fees.


TAX-EXEMPT FIXED INCOME FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

                                                   TAX-EXEMPT FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

After hiking its benchmark rate from 1.00 percent to 5.25      FUND MANAGER
percent over a two-year period, the Federal Reserve ended
its campaign of tightening during the Fund's fiscal year.      (PHOTO)
The Fed reiterated in its commentary that its predominant
concern was inflation. Nonetheless, investors anticipated      ERIC V. BOECKMANN
rate cuts by Chairman Bernanke, in response to the potential   With Northern Trust
impact of a slowing housing market on the economy. Interest    since 1985
rates declined across all maturities as the bond markets
reacted favorably to these developments. The yield curve       FUND STATISTICS
continued to flatten, with short-term rates falling to a
lesser degree than long-term rates. Tax-exempt issuance        INCEPTION DATE: October 1, 1999
picked up significantly after a slow start, and was at         TOTAL NET ASSETS: $113 million
near-record levels.                                            NET ASSET VALUE: $10.19
                                                               TICKER SYMBOL: NCITX
The California Intermediate Tax-Exempt Fund produced a         AVERAGE MATURITY: 9.7 years
positive return of 4.29 percent for the 12-month period.       DURATION: 5.5 years
However, the Fund underperformed the 4.89 percent return of    DIVIDEND SCHEDULE: Monthly
its benchmark, the Lehman Brothers California Intermediate
Municipal Bond Index. This underperformance was largely the    AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
result of a modestly defensive duration positioning during
most of the period. The Fund's average maturity stood at 9.7   -----------------------------------------------
years at the end of the period. As the yield curve             ONE YEAR                                  4.29%
flattened, particularly in short-intermediate maturities, we   THREE YEAR                                2.68%
added to our cash equivalent exposure.                         FIVE YEAR                                 4.22%
                                                               SINCE INCEPTION                           4.70%
In addition, we increased our holdings of uninsured            -----------------------------------------------
California general obligation bonds as heavy issuance led to
wider spreads on this major credit. These bonds benefited      Performance quoted represents past performance
from upgrades by Moody's and S&P, reflecting the state's       and does not guarantee future results.
improved fiscal situation. Currently, we are overweight        Investment return and principal value will
top-tier California securities, especially those in the        fluctuate so that shares, when redeemed, may be
insured sector. Our focus is on callable, premium-coupon       worth more or less than their original cost.
municipals, as we believe they enhance yield relative to       Current performance may be lower or higher than
interest rate risk. In particular, we hold positions of more   that shown here. Performance data current to
recently issued structures that have the potential to be       the most recent month-end is available at
refunded.                                                      northernfunds.com.

As always, we will closely monitor the strength of the         The Fund is "non-diversified" under the
economy, and Fed Chairman Bernanke's reaction to its signals   Investment Company Act of 1940, and may invest
as he attempts to curb inflation. We will also focus added     more of its assets in fewer issuers than
attention on fiscal policy as the budget debate heats up in    "diversified" mutual funds.
Washington. If Congress considers higher tax rates at the
federal level for those in the upperincome brackets, we        Income from the Fund may be subject to federal
believe this would have a favorable impact on the value of     alternative minimum tax (AMT), state and local
California tax-exempt bonds.                                   taxes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Lehman Brothers California Intermediate
                                                               Municipal Bond Index is an unmanaged index of
                      CALIFORNIA         LEHMAN BROTHERS       investment grade (Baa or better) tax-exempt
                     INTERMEDIATE    CALIFORNIA INTERMEDIATE   California bonds with maturities of five to ten
                   TAX-EXEMPT FUND     MUNICIPAL BOND INDEX    years.
------------------------------------------------------------
10/1/1999               10,000                10,000           The graph and table do not reflect the
                        10,231                10,182           deduction of taxes that a shareholder would pay
                        11,135                11,129           on fund distributions or the redemption of fund
                        11,469                11,507           shares.
                        12,507                12,608
                        13,032                13,285           Unlike the Index, the Fund's total returns are
                        13,174                13,501           reduced by operating expenses, such as
                        13,529                13,882           transaction costs and management fees.
3/31/2007               14,109                14,562


                NORTHERN FUNDS ANNUAL REPORT   3   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

CALIFORNIA TAX-EXEMPT FUND

The Fund's fiscal year saw the Federal Reserve end its         FUND MANAGER
campaign of tightening monetary policy after hiking its
benchmark rate from 1.00 percent to 5.25 percent over a        (PHOTO)
two-year period. Yet, the Fed reiterated in its commentary
that its predominant concern was inflation. Even so,           ERIC V. BOECKMANN
investors anticipated rate cuts by Chairman Bernanke, in       With Northern Trust
response to the impact a slowing housing marketplace could     since 1985
have on the economy. Bond markets reacted favorably to these
developments as interest rates fell across all maturities.     FUND STATISTICS
The yield curve continued its flattening trend, as
short-term rates fell to a lesser degree than long-term        INCEPTION DATE: April 8, 1997
rates. After a slow start, tax-exempt bond issuance picked     TOTAL NET ASSETS: $111 million
up significantly and reached near-record levels.               NET ASSET VALUE: $10.92
                                                               TICKER SYMBOL: NCATX
In this environment, the California Tax-Exempt Fund produced   AVERAGE MATURITY: 13.2 years
a positive 4.54 percent return. However, the Fund              DURATION: 6.2 years
underperformed the 5.61 percent return of its benchmark, the   DIVIDEND SCHEDULE: Monthly
Lehman Brothers California Municipal Bond Index. This
underperformance is attributable to a modestly defensive       AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
duration positioning and fewer holdings of long-term debt,
which profited the most from the yield curve flattening.       -----------------------------------------------
Average maturity was 13.2 years at period end.                 ONE YEAR                                  4.54%
                                                               THREE YEAR                                3.67%
During the period, we increased our holdings of uninsured      FIVE YEAR                                 5.39%
California general obligation bonds to take advantage of       SINCE INCEPTION                           5.78%
wider spreads driven by heavy issuance of this major credit.   -----------------------------------------------
These bonds did benefit from upgrades by Moody's and S&P,
reflecting the state's improved fiscal situation. We           Performance quoted represents past performance
continue to overweight top-tier California securities,         and does not guarantee future results.
especially those in the government-backed sector. We prefer    Investment return and principal value will
callable, premium-coupon issues, as they enhance yield         fluctuate so that shares, when redeemed, may be
relative to interest rate risk. In particular, we are          worth more or less than their original cost.
maintaining our positions in these structures that have been   Current performance may be lower or higher than
issued more recently and thus have greater potential to be     that shown here. Performance data current to
refunded.                                                      the most recent month-end is available at
                                                               NORTHERNFUNDS.COM.
Going forward, we will closely monitor the strength of the
economy, and how Bernanke reacts to these signals in his       The Fund is "non-diversified" under the
goal to bring down inflation. Furthermore, we will focus       Investment Company Act of 1940, and may invest
added attention on fiscal policy. As the budget debate heats   more of its assets in fewer issuers than
up in Washington, Congress may consider tax increases for      "diversified" mutual funds.
those in the higher income brackets. We believe this
possible development would have a favorable impact on the      Income from the Fund may be subject to federal
value of California tax-exempt bonds.                          alternative minimum tax (AMT), state and local
                                                               taxes.
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Lehman Brothers California Municipal Bond
                                                               Index is an unmanaged index of investment grade
                                           LEHMAN BROTHERS     (Baa or better) tax-exempt California bonds
                         CALIFORNIA     CALIFORNIA MUNICIPAL   with a remaining maturity of at least one year.
                      TAX-EXEMPT FUND        BOND INDEX
------------------------------------------------------------   The graph and table do not reflect the
 4/8/1997                  10,000              10,000          deduction of taxes that a shareholder would pay
                           11,183              11,136          on fund distributions or the redemption of fund
                           11,882              11,900          shares.
                           11,563              11,861
                           12,991              13,140          Unlike the Index, the Fund's total returns are
                           13,266              13,587          reduced by operating expenses, such as
                           14,931              14,857          transaction costs and management fees.
                           15,732              15,724
                           16,127              16,293
                           16,760              17,008
3/31/2007                  17,521              17,961


TAX-EXEMPT FIXED INCOME FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

                                                   TAX-EXEMPT FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

HIGH YIELD MUNICIPAL FUND

The fiscal year saw a changing economic backdrop that          FUND MANAGER
signaled moderating growth and a significantly weaker
housing market. The Federal Reserve, after two consecutive     (PHOTO)
years of tightening, raised short-term rates twice at the
beginning of the period but has remained on hold from the      M. JANE MCCART
end of June 2006 on. Given the slower growth and lower         With Northern Trust
inflation picture, interest rates trended lower and the        since 1998
municipal yield curve flattened considerably. Supported by a
more benign economic environment and manageable inflation,     FUND STATISTICS
the below-investment-grade municipal market once again
significantly outperformed the investment-grade municipal      INCEPTION DATE: December 31, 1998
market during the period.                                      TOTAL NET ASSETS: $322 million
                                                               NET ASSET VALUE: $9.89
Given the strength in performance of lower quality issues,     TICKER SYMBOL: NHYMX
during the period we increased our positions in issues rated   AVERAGE MATURITY: 19.2 years
below BBB and non-rated issues from approximately 34 percent   DURATION: 7.2 years
to approximately 40 percent of the portfolio. Fund assets      DIVIDEND SCHEDULE: Monthly
increased as the demand for high-yield issues continued to
be strong in view of the overall decline in interest rates     AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
and the historically low level of high-yield default rates.
                                                               -----------------------------------------------
We invested cash flows in a broad variety of sectors where     ONE YEAR                                  6.53%
we view compelling demographics as driving long-term demand    THREE YEAR                                5.42%
and performance. These include issues backed by continuing     FIVE YEAR                                 6.23%
care retirement facilities, institutions of higher             SINCE INCEPTION                           4.64%
education, health care facilities and land. During the         -----------------------------------------------
12-month period we diversified our land-backed holdings
across residential and retail projects in different            Performance quoted represents past performance
geographic areas of the country, given that the residential    and does not guarantee future results.
housing market was especially affected in certain states.      Investment return and principal value will
                                                               fluctuate so that shares, when redeemed, may be
The Fund's return of 6.53 percent for the period was           worth more or less than their original cost.
strongly positive but below the Lehman Brothers Municipal      Current performance may be lower or higher than
Bond 65-35 Investment Grade/High Yield Index return of 6.96    that shown here. Performance data current to
percent. The airline and tobacco sectors were once again the   the most recent month-end is available at
top performing sectors of the municipal markets, and our       NORTHERNFUNDS.COM.
underweighting in these issues relative to the Index
continued to dampen performance.                               The Fund invests in below investment-grade debt
                                                               obligations, commonly known as "junk bonds."
With expectations of moderate growth and a focus by the        While offering higher current yields, these
Federal Reserve on controlling inflation, we expect demand     securities generally are considered speculative
for high-yield municipals to remain fairly robust. We have     and are subject to greater risks than
seen some credit spread widening in the past quarter and       higher-rated bonds.
would look to take advantage of further widening to make
additional purchases among lower quality issues as             Income from the Fund may be subject to federal
opportunities present themselves.                              alternative minimum tax (AMT), state and local
                                                               taxes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Lehman Brothers Municipal Bond 65-35
                                                               Investment Grade/High Yield Index is an
                              LEHMAN MUNI                      unmanaged index with a 65% weighting in the
                                 65-35       LEHMAN BROTHERS   Lehman Brothers Municipal Bond Index and a 35%
                 HIGH YIELD    INVESTMENT       MUNICIPAL      allocation to the Lehman Brothers Municipal
                  MUNICIPAL    GRADE/HIGH    NON-INVESTMENT    Non-Investment Grade Bond Index.
                    FUND      YIELD INDEX   GRADE BOND INDEX
------------------------------------------------------------   The Lehman Brothers Municipal Non-Investment
12/31/1998         10,000        10,000          10,000        Grade Bond Index is an unmanaged index of
                   10,054        10,107          10,142        non-investment grade tax-exempt bonds with a
                    9,503        10,038           9,958        remaining maturity of at least one year.
                   10,182        11,021          10,727
                   10,740        11,441          11,126        The graph and table do not reflect the
                   11,529        12,097          10,935        deduction of taxes that a shareholder would pay
                   12,409        13,326          12,959        on fund distributions or the redemption of fund
                   12,999        13,982          14,150        shares. Unlike the Index, the Fund's total
                   13,649        14,771          15,440        returns are reduced by operating expenses, such
 3/31/2007         14,539        15,795          16,789        as transaction costs and management fees.

Effective March 31, 2007, the Lehman Brothers Municipal Bond
65-35 Investment Grade/High Yield Index replaced the Lehman
Brothers Municipal Non-Investment Grade Bond Index as the
Fund's performance benchmark.


                NORTHERN FUNDS ANNUAL REPORT   5   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

INTERMEDIATE TAX-EXEMPT FUND

Interest rates declined slightly and the yield curve           FUND MANAGER
flattened during the 12-month period ended March 31, 2007.
Long-term bond investors were comforted by slowing GDP         (PHOTO)
growth and the fact that inflation was fairly well
contained. The Federal Reserve raised short-term interest      TIMOTHY T.A. MCGREGOR
rates at its June 2006 meeting to 5.25 percent. Since then,    With Northern Trust
the Fed has left rates unchanged over the course of six        since 1989
meetings.
                                                               FUND STATISTICS
In this environment, the Fund returned 4.36 percent,
compared with the 5.05 percent return of the Fund's            INCEPTION DATE: April 1, 1994
benchmark, the Lehman Brothers Intermediate Municipal Bond     TOTAL NET ASSETS: $640 million
Index. The decision to underweight certain lower-rated         NET ASSET VALUE: $10.16
investment-grade sectors, including tobacco and health care,   TICKER SYMBOL: NOITX
detracted from performance relative to the benchmark as        AVERAGE MATURITY: 9.3 years
these sectors performed well. Contributions to performance     DURATION: 4.8 years
came from the Fund's broad maturity structure, security        DIVIDEND SCHEDULE: Monthly
selection and "cushion bond" holdings. As the yield curve
flattened, the Fund's "barbelled" maturity structure           AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
performed well.
                                                               -----------------------------------------------
During the past 12 months we witnessed a record volume of      ONE YEAR                                  4.36%
new issuance within the municipal bond market. Strong          THREE YEAR                                4.47%
issuance provided us with the opportunity to negotiate         FIVE YEAR                                 4.62%
favorable characteristics for the securities we purchased.     SINCE INCEPTION                           4.68%
The Fund's holdings in cushion bonds, which are longer         -----------------------------------------------
maturity bonds with a short call feature, performed well as
they provided an attractive income stream in combination       Performance quoted represents past performance
with lower interest rate risk.                                 and does not guarantee future results.
                                                               Investment return and principal value will
We also capitalized on seasonal factors within the municipal   fluctuate so that shares, when redeemed, may be
market in terms of purchase and sale decisions, as market      worth more or less than their original cost.
demand remained strong. The Fund's overall quality profile     Current performance may be lower or higher than
remains high. Lastly, during the annual period, we focused     that shown here. Performance data current to
on pre-refunded municipal bonds, i.e., those backed by U.S.    the most recent month-end is available at
government obligations. This sector of the market was          NORTHERNFUNDS.COM.
attractively priced due to the high volume of state and
local government refinancings.                                 Income from the Fund may be subject to federal
                                                               alternative minimum tax (AMT), state and local
Within the municipal bond market, we believe tax-exempt        taxes.
income streams represent attractive fundamental value and
the supply/demand relationship appears to be balanced. We
believe that our slightly defensive interest rate risk
profile during the past quarter has positioned the Fund to
capture the higher income stream now available within the
municipal marketplace.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Lehman Brothers Intermediate Municipal Bond
                                                               Index is an unmanaged index of investment grade
                                           LEHMAN BROTHERS     (Baa or better) tax-exempt bonds with
                        INTERMEDIATE        INTERMEDIATE       maturities of five to ten years.
                      TAX-EXEMPT FUND   MUNICIPAL BOND INDEX
------------------------------------------------------------   The graph and table do not reflect the
 4/1/1994                  10,000              10,000          deduction of taxes that a shareholder would pay
                           10,439              10,646          on fund distributions or the redemption of fund
                           11,149              11,511          shares.
                           11,526              12,044
                           12,322              13,147          Unlike the Index, the Fund's total returns are
                           12,931              13,932          reduced by operating expenses, such as
                           12,906              14,016          transaction costs and management fees.
                           14,084              15,455
                           14,549              15,993
                           15,945              17,654
                           16,673              18,639
                           16,920              18,807
                           17,352              19,316
3/31/2007                  18,110              20,292


TAX-EXEMPT FIXED INCOME FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

                                                   TAX-EXEMPT FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

TAX-EXEMPT FUND

Yields of longer maturity tax-exempt issues declined           FUND MANAGER
slightly during the past 12 months in response to strong
investor demand, a moderating economy and the fact that        (PHOTO)
inflation remained contained. In this environment, the
Federal Reserve undertook one additional rate hike, raising    TIMOTHY T.A. MCGREGOR
the federal funds rate to 5.25 percent at its June 2006        With Northern Trust
meeting. Since then, the Fed has been "on hold" for six        since 1989
consecutive meetings through March 2007. Within the
municipal bond market, yields might have declined further if   FUND STATISTICS
not for all-time record issuance. Over $400 billion of new
supply entered the markets and restrained bond price           INCEPTION DATE: April 1, 1994
increases.                                                     TOTAL NET ASSETS: $581 million
                                                               NET ASSET VALUE: $10.45
In this environment, the Fund returned 4.88 percent for the    TICKER SYMBOL: NOTEX
12-month period ended March 31, 2007, compared with the 5.43   AVERAGE MATURITY: 11.4 years
percent return of its benchmark, the Lehman Brothers           DURATION: 5.3 years
Municipal Bond Index. Our decision to underweight certain      DIVIDEND SCHEDULE: Monthly
lower-rated investment-grade sectors, including tobacco and
health care, detracted from performance, as these sectors      AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/07
performed well. Positive contributions to Fund performance
came from our decisions concerning maturity structure and      -----------------------------------------------
overall security selection.                                    ONE YEAR                                  4.88%
                                                               THREE YEAR                                5.25%
For the period, we employed a "barbelled" maturity structure   FIVE YEAR                                 5.46%
to capture the benefits of a flattening yield curve as         SINCE INCEPTION                           5.59%
yields declined. In addition, we took advantage of the heavy   -----------------------------------------------
supply conditions mentioned above to negotiate the purchase
of bonds that we feel are "tailor fit" for our strategy. Our   Performance quoted represents past performance
top choices were bonds with high coupons and call dates        and does not guarantee future results.
shorter than full maturity. These bonds feature an enhanced    Investment return and principal value will
income stream and lower interest rate risk than noncallable    fluctuate so that shares, when redeemed, may be
bonds of similar maturity. Lastly, we emphasized New York      worth more or less than their original cost.
and California domiciled issues with the highest               Current performance may be lower or higher than
investment-grade ratings. Typically these bonds trade at a     that shown here. Performance data current to
premium because of the high tax rates in both states, but we   the most recent month-end is available at
were able to find attractively priced bonds in these markets   NORTHERNFUNDS.COM.
due to heavy supply.
                                                               Income from the Fund may be subject to federal
For the first quarter of 2007, we kept the Fund in a           alternative minimum tax (AMT), state and local
moderately defensive stance in terms of interest rate risk.    taxes.
Because of this, we feel that the Fund is well positioned
for us to be able to opportunistically lock in the higher
income streams that are available in the municipal
marketplace.

                        (LINE GRAPH)                           The Lehman Brothers Municipal Bond Index is an
                                                               unmanaged index of investment grade (Baa or
                                           LEHMAN BROTHERS     better) tax-exempt bonds with a remaining
                      TAX-EXEMPT FUND   MUNICIPAL BOND INDEX   maturity of at least one year.
------------------------------------------------------------
 4/1/1994                  10,000              10,000          The graph and table do not reflect the
                           10,581              10,743          deduction of taxes that a shareholder would pay
                           11,399              11,644          on fund distributions or the redemption of fund
                           11,898              12,280          shares.
                           13,130              13,596
                           13,856              14,440          Unlike the Index, the Fund's total returns are
                           13,640              14,428          reduced by operating expenses, such as
                           15,141              16,004          transaction costs and management fees.
                           15,685              16,615
                           17,280              18,257
                           18,273              19,328
                           18,672              19,843
                           19,326              20,598
3/31/2007                  20,270              21,716


                NORTHERN FUNDS ANNUAL REPORT   7   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

                                                                     CALIFORNIA
                                                         ARIZONA    INTERMEDIATE
AMOUNTS IN THOUSANDS,                                  TAX-EXEMPT    TAX-EXEMPT
EXCEPT PER SHARE DATA                                     FUND          FUND
--------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                     $52,044      $107,208
Investments, at value                                    $53,767      $109,722
Cash                                                           1            96
Interest income receivable                                   609         1,083
Dividend income receivable                                     3             -
Receivable for securities sold                                 -         1,500
Receivable for fund shares sold                                -         1,563
Receivable from investment adviser                             2             3
Prepaid and other assets                                       1             1
Total Assets                                              54,383       113,968
--------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                               -             -
Payable for when-issued securities                         1,096         1,149
Payable for fund shares redeemed                               -            47
Distributions to shareholders                                 28            55
Payable to affiliates:
   Investment advisory fees                                    6            12
   Co-administration fees                                      2             3
   Custody and accounting fees                                 1             1
   Transfer agent fees                                         1             2
   Trustee fees                                                1             1
Accrued other liabilities                                     12            13
Total Liabilities                                          1,147         1,283
--------------------------------------------------------------------------------
Net Assets                                               $53,236      $112,685
--------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                            $51,217      $110,116
Accumulated undistributed net investment income
   (loss)                                                      -             -
Accumulated undistributed net realized gain (loss)           296            55
Net unrealized appreciation                                1,723         2,514
Net Assets                                               $53,236      $112,685
--------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE, UNLIMITED
   AUTHORIZATION)                                          5,180        11,059
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
   PER SHARE:                                            $ 10.28      $  10.19
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

CALIFORNIA   HIGH YIELD   INTERMEDIATE
TAX-EXEMPT    MUNICIPAL    TAX-EXEMPT    TAX-EXEMPT
   FUND         FUND           FUND         FUND
---------------------------------------------------
 $105,301      $315,130     $642,803      $558,142
 $109,920      $324,676     $648,548      $576,286
       16             5           62             1
    1,324         4,690        8,418         7,835
        -            36           42            33
    3,015             -       15,147        20,109
        -           180        1,516         2,052
        4             9            5             5
        1             1            2             2
  114,280       329,597      673,740       606,323
---------------------------------------------------
        -             -        5,310         5,310
    2,704         7,188       27,747        19,682
        -           353          282           312
       61           187          316           309
       12            40           68            61
        3             9           18            17
        1             2            3             3
        2             6           12            11
        1             1            4             2
       14            20           26            29
    2,798         7,806       33,786        25,736
---------------------------------------------------
 $111,482      $321,791     $639,954      $580,587
---------------------------------------------------
 $106,148      $314,625     $632,618      $560,562
        -             -           77           (67)
      715        (2,380)       1,514         1,948
    4,619         9,546        5,745        18,144
 $111,482      $321,791     $639,954      $580,587
---------------------------------------------------
   10,213        32,522       62,958        55,566
 $  10.92      $   9.89     $  10.16      $  10.45
---------------------------------------------------

See Notes to the Financial Statements.


                NORTHERN FUNDS ANNUAL REPORT   9   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

                                                                     CALIFORNIA
                                                         ARIZONA    INTERMEDIATE
                                                       TAX-EXEMPT    TAX-EXEMPT
AMOUNTS IN THOUSANDS                                      FUND           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                          $2,442        $3,825
Dividend income                                              28             -
   Total Investment Income                                2,470         3,825
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                    286           470
Co-administration fees                                       78           128
Custody and accounting fees                                  49            52
Transfer agent fees                                          52            85
Registration fees                                            12            10
Printing fees                                                20            20
Professional fees                                            15            14
Trustee fees and expenses                                     6             6
Shareholder servicing fees                                    1             2
Other                                                         9             9
--------------------------------------------------------------------------------
Total Expenses                                              528           796
   Less expenses reimbursed by
      investment adviser                                   (137)         (151)
   Less custodian credits                                     -            (4)
   Net Expenses                                             391           641
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     2,079         3,184
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS
   (LOSSES):
Net realized gains (losses) on
   investments                                              505           112
Net change in unrealized
   appreciation (depreciation)
   on investments                                          (305)          113
   Net Gains on Investments                                 200           225
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $2,279        $3,409
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEAR ENDED MARCH 31, 2007

CALIFORNIA   HIGH YIELD   INTERMEDIATE
TAX-EXEMPT    MUNICIPAL    TAX-EXEMPT    TAX-EXEMPT
   FUND         FUND          FUND          FUND
---------------------------------------------------
  $4,845       $13,757       $24,573       $24,074
       -           222           418           469
   4,845        13,979        24,991        24,543
---------------------------------------------------
     546         1,767         3,161         2,859
     149           408           862           780
      53            91           155           145
      99           272           575           520
      10            23            22            23
      20            20            39            39
      14            14            26            29
       6             6            12            12
       7            43            12            28
       9             9            17            16
---------------------------------------------------
     913         2,653         4,881         4,451
    (168)         (339)         (559)         (543)
      (1)           (4)          (12)          (10)
     744         2,310         4,310         3,898
---------------------------------------------------
   4,101        11,669        20,681        20,645
---------------------------------------------------
     949          (170)        5,907         6,355
    (742)        5,349        (2,380)       (2,550)
     207         5,179         3,527         3,805
---------------------------------------------------
  $4,308       $16,848       $24,208       $24,450
---------------------------------------------------

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   11   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   CALIFORNIA
                                                                ARIZONA           INTERMEDIATE
                                                              TAX-EXEMPT           TAX-EXEMPT
                                                                 FUND                 FUND
Amounts in thousands                                        2007      2006       2007       2006
-------------------------------------------------------------------------------------------------
OPERATIONS:
NET INVESTMENT INCOME                                     $ 2,079   $  2,288   $  3,184   $ 2,660
NET REALIZED GAINS (LOSSES)                                   505        492        112        95
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)         (305)    (1,144)       113      (847)
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     2,279      1,636      3,409     1,908
-------------------------------------------------------------------------------------------------
CAPIAL SHARE TRANSACTIONS:
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS                               1,072    (11,660)    38,099     5,109
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      CAPITAL SHARE TRANSACTIONS                            1,072    (11,660)    38,099     5,109
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
FROM NET INVESTMENT INCOME                                 (2,079)    (2,288)    (3,184)   (2,660)
FROM NET REALIZED GAINS                                      (269)      (492)       (73)     (200)
   TOTAL DISTRIBUTIONS PAID                                (2,348)    (2,780)    (3,257)   (2,860)
-------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     1,003    (12,804)    38,251     4,157
NET ASSETS:
BEGINNING OF YEAR                                          52,233     65,037     74,434    70,277
END OF YEAR                                               $53,236   $ 52,233   $112,685   $74,434
-------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)    $     -   $      -   $      -   $     -
-------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

    CALIFORNIA            HIGH YIELD           INTERMEDIATE
    TAX-EXEMPT             MUNICIPAL            TAX-EXEMPT            TAX-EXEMPT
       FUND                  FUND                  FUND                  FUND
  2007       2006      2007       2006       2007       2006       2007       2006
------------------------------------------------------------------------------------
$  4,101   $ 3,817   $ 11,669   $  6,959   $ 20,681   $ 19,167   $ 20,645   $ 19,149
     949       486       (170)      (364)     5,907      1,074      6,355      2,149
    (742)     (635)     5,349        547     (2,380)    (5,412)    (2,550)    (4,910)
   4,308     3,668     16,848      7,142     24,208     14,829     24,450     16,388
------------------------------------------------------------------------------------
  19,918    (2,990)    82,320    109,250     81,224    (11,258)   104,805     14,461
  19,918    (2,990)    82,320    109,250     81,224    (11,258)   104,805     14,461
------------------------------------------------------------------------------------
  (4,101)   (3,817)   (11,669)    (6,959)   (20,681)   (19,167)   (20,645)   (19,149)
    (404)     (460)         -          -     (5,289)    (2,186)    (5,318)    (2,584)
  (4,505)   (4,277)   (11,669)    (6,959)   (25,970)   (21,353)   (25,963)   (21,733)
------------------------------------------------------------------------------------
  19,721    (3,599)    87,499    109,433     79,462    (17,782)   103,292      9,116
  91,761    95,360    234,292    124,859    560,492    578,274    477,295    468,179
$111,482   $91,761   $321,791   $234,292   $639,954   $560,492   $580,587   $477,295
------------------------------------------------------------------------------------
$      -   $     -   $      -   $      -   $     77   $     77   $    (67)  $    (67)
------------------------------------------------------------------------------------



See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   13   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

                                                                        ARIZONA TAX-EXEMPT FUND
Selected per share data                                     2007      2006         2005     2004      2003
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 10.29   $ 10.51      $ 10.86   $ 10.88   $ 10.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.41      0.41         0.41      0.44      0.42
Net realized and unrealized gains (losses)                   0.04     (0.13)       (0.26)     0.02      0.60
   Total from Investment Operations                          0.45      0.28         0.15      0.46      1.02
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                               (0.41)    (0.41)       (0.41)    (0.44)    (0.42)
   From net realized gains                                  (0.05)    (0.09)       (0.09)    (0.04)    (0.18)
      Total Distributions Paid                              (0.46)    (0.50)       (0.50)    (0.48)    (0.60)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $ 10.28   $ 10.29      $ 10.51   $ 10.86   $ 10.88
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                             4.50%     2.70%        1.44%     4.28%     9.87%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                     $53,236   $52,233      $65,037   $77,803   $82,177
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits      0.75%     0.85%        0.85%     0.85%     0.85%
   Expenses, before waivers, reimbursements and credits      1.01%     1.11%        1.11%     1.12%     1.12%
   Net investment income, net of waivers,
      reimbursements and credits                             4.00%     3.88%        3.87%     4.04%     3.85%
   Net investment income, before waivers,
      reimbursements and credits                             3.74%     3.62%        3.61%     3.77%     3.58%
Portfolio Turnover Rate                                     67.02%    28.99%       36.84%    61.67%   115.89%
------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                               CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                     2007       2006      2005      2004      2003
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $  10.15   $ 10.29   $ 10.61   $ 10.62   $ 10.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                         0.38      0.39      0.38      0.36      0.37
Net realized and unrealized gains (losses)                    0.05     (0.11)    (0.26)     0.07      0.54
   Total from Investment Operations                           0.43      0.28      0.12      0.43      0.91
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                (0.38)    (0.39)    (0.38)    (0.36)    (0.37)
   From net realized gains                                   (0.01)    (0.03)    (0.06)    (0.08)    (0.18)
      Total Distributions Paid                               (0.39)    (0.42)    (0.44)    (0.44)    (0.55)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $  10.19   $ 10.15   $ 10.29   $ 10.61   $ 10.62
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                              4.29%     2.70%     1.09%     4.13%     9.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                     $112,685   $74,434   $70,277   $74,824   $82,430
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits       0.75%     0.85%     0.85%     0.85%     0.85%
   Expenses, before waivers, reimbursements and credits       0.93%     1.08%     1.10%     1.11%     1.10%
   Net investment income, net of waivers,
      reimbursements and credits                              3.72%     3.76%     3.62%     3.42%     3.50%
   Net investment income, before waivers
      reimbursements, and credits                             3.54%     3.53%     3.37%     3.16%     3.25%
Portfolio Turnover Rate                                      41.71%    31.34%    86.88%   108.29%   136.67%
----------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   15   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

                                                                        CALIFORNIA TAX-EXEMPT FUND
Selected per share data                                       2007       2006      2005      2004       2003
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $  10.93   $ 11.01   $ 11.30   $  11.32   $  10.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.46      0.45      0.46       0.45       0.44
Net realized and unrealized gains (losses)                      0.03     (0.03)    (0.18)      0.13       0.71
   Total from Investment Operations                             0.49      0.42      0.28       0.58       1.15
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.46)    (0.45)    (0.46)     (0.45)     (0.44)
   From net realized gains                                     (0.04)    (0.05)    (0.11)     (0.15)     (0.18)
      Total Distributions Paid                                 (0.50)    (0.50)    (0.57)     (0.60)     (0.62)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $  10.92   $ 10.93   $ 11.01   $  11.30   $  11.32
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                4.54%     3.93%     2.56%      5.24%     10.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $111,482   $91,761   $95,360   $113,845   $125,574
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits         0.75%     0.85%     0.85%      0.85%      0.85%
   Expenses, before waivers, reimbursements and credits         0.92%     1.05%     1.08%      1.08%      1.08%
   Net investment income, net of waivers, reimbursements
      and credits                                               4.14%     4.09%     4.11%      3.95%      3.97%
   Net investment income, before waivers reimbursements,
      and credits                                               3.97%     3.89%     3.88%      3.72%      3.74%
Portfolio Turnover Rate                                        48.72%    21.04%    70.99%    144.30%    166.17%
--------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                        HIGH YIELD MUNICIPAL FUND
Selected per share data                                      2007       2006       2005       2004      2003
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $   9.69   $   9.63   $   9.61   $  9.36   $  9.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.42       0.42       0.42      0.44      0.46
Net realized and unrealized gains                              0.20       0.06       0.02      0.25      0.20
   Total from Investment Operations                            0.62       0.48       0.44      0.69      0.66
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.42)     (0.42)     (0.42)    (0.44)    (0.46)
      Total Distributions Paid                                (0.42)     (0.42)     (0.42)    (0.44)    (0.46)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $   9.89   $   9.69   $   9.63   $  9.61   $  9.36
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                               6.53%      5.00%      4.75%     7.53%     7.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $321,791   $234,292   $124,859   $89,919   $52,245
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits        0.85%      0.85%      0.85%     0.85%     0.85%(2)
   Expenses, before waivers, reimbursements and credits        0.98%      1.05%      1.07%     1.12%     1.20%
   Net investment income, net of waivers, reimbursements
      and credits                                              4.29%      4.27%      4.43%     4.63%     4.95%
   Net investment income, before waivers, reimbursements
      and credits                                              4.16%      4.07%      4.21%     4.36%     4.60%
Portfolio Turnover Rate                                       13.20%     12.95%     19.34%    16.56%    29.13%
-------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $23,000 or 0.05 percent of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   17   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

                                                                       INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                      2007       2006       2005       2004       2003
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $  10.18   $  10.30   $  10.57   $  10.64   $  10.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.37       0.34       0.33       0.33       0.36
Net realized and unrealized gains (losses)                     0.07      (0.08)     (0.18)      0.14       0.61
   Total from Investment Operations                            0.44       0.26       0.15       0.47       0.97
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.37)     (0.34)     (0.33)     (0.33)     (0.36)
   From net realized gains                                    (0.09)     (0.04)     (0.09)     (0.21)     (0.23)
      Total Distributions Paid                                (0.46)     (0.38)     (0.42)     (0.54)     (0.59)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $  10.16   $  10.18   $  10.30   $  10.57   $  10.64
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                               4.36%      2.56%      1.48%      4.50%      9.61%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $639,954   $560,492   $578,274   $631,627   $668,777
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits        0.75%      0.85%      0.85%      0.85%      0.85%
   Expenses, before waivers, reimbursements and credits        0.85%      0.99%      1.01%      1.04%      1.04%
   Net investment income, net of waivers, reimbursements
      and credits                                              3.60%      3.32%      3.21%      3.10%      3.36%
   Net investment income, before waivers, reimbursements
      and credits                                              3.50%      3.18%      3.05%      2.91%      3.17%
Portfolio Turnover Rate                                      281.30%    192.60%    194.77%    274.17%    278.90%
---------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                              TAX-EXEMPT FUND
Selected per share data                                      2007       2006       2005       2004       2003
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $  10.47   $  10.59   $  10.98   $  10.91   $  10.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.42       0.43       0.44       0.44       0.46
Net realized and unrealized gains (losses)                     0.08      (0.06)     (0.21)      0.17       0.59
   Total from Investment Operations                            0.50       0.37       0.23       0.61       1.05
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.42)     (0.43)     (0.44)     (0.44)     (0.46)
   From net realized gains                                    (0.10)     (0.06)     (0.18)     (0.10)     (0.17)
      Total Distributions Paid                                (0.52)     (0.49)     (0.62)     (0.54)     (0.63)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $  10.45   $  10.47   $  10.59   $  10.98   $  10.91
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                               4.88%      3.50%      2.18%      5.67%     10.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $580,587   $477,295   $468,179   $522,221   $549,211
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits        0.75%      0.85%      0.85%      0.85%      0.85%
   Expenses, before waivers, reimbursements and credits        0.86%      1.00%      1.01%      1.05%      1.05%
   Net investment income, net of waivers, reimbursements
      and credits                                              3.97%      4.04%      4.12%      3.98%      4.23%
   Net investment income, before waivers, reimbursements
      and credits                                              3.86%      3.89%      3.96%      3.78%      4.03%
Portfolio Turnover Rate                                      260.99%    163.06%    150.48%    230.83%    208.04%
---------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   19   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.2%
ARIZONA - 86.8%
   Arizona Sports & Tourism Authority Revenue
      Refunding Bonds, Series A, Multipurpose
      Stadium Facilities Project (MBIA Insured),
      4.50%, 7/1/22                                    $      2,000   $    2,038
   Arizona State Transportation Board Highway
      Revenue Bonds,
      5.00%, 7/1/20                                              35           38
   Arizona State Transportation Board Highway
      Revenue Bonds, Prerefunded,
      5.75%, 7/1/09                                           2,390        2,499
   Arizona State University COP, Research
      Infrastructure Project (AMBAC Insured),
      5.00%, 9/1/30                                           2,000        2,096
   Arizona State University Revenue Bonds (FGIC
      Insured), Prerefunded,
      5.50%, 7/1/12                                           2,160        2,345
   Chandler Water & Sewerage Revenue Bonds (MBIA
      Insured),
      7.25%, 7/1/09                                             240          258
   Downtown Phoenix Hotel Corp. Revenue Bonds,
      Series B (FGIC Insured),
      5.00%, 7/1/36                                           1,500        1,577
   Glendale G.O. Bonds,
      2.00%, 7/1/18                                           2,600        2,074
   Glendale IDA Revenue Bonds, Series A, Midwestern
      University,
      4.63%, 5/15/07                                            410          410
      4.75%, 5/15/08                                            425          430
   Maricopa County School District No. 8 Osborn G.O.
      Refunding Bonds, Bank Qualified (FGIC
      Insured),
      4.70%, 7/1/14                                           1,000        1,060
   Maricopa County Unified School District No. 80
      Chandler Capital Appreciation G.O. Refunding
      Bonds (FGIC Insured),
      0.00%, 7/1/09                                           1,000          919
   Maricopa County Unified School District No. 89
      Dysart G.O. Bonds, Series B, School
      Improvement Project of 2002 (FSA Insured),
      5.25%, 7/1/15                                           1,600        1,744

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.2% - CONTINUED
ARIZONA - 86.8% - (CONTINUED)
   Maricopa County Unified School District No. 97
      Deer Valley G.O. Unlimited Bonds, Series B,
      School Improvement Project 2004 (FSA Insured),
      4.00%, 7/1/18                                    $      1,250   $    1,242
   Mesa Utilities System Revenue Bonds (FGIC
      Insured), Prerefunded,
      5.00%, 7/1/09                                              30           31
   Northern Arizona University COP, Northern Arizona
      University Resh Projects (AMBAC Insured),
      5.00%, 9/1/26                                             400          422
   Phoenix Civic Improvement Corp. Excise TRB,
      Series A, Senior Lien, Municipal Courthouse
      Project,
      5.75%, 7/1/15                                           1,325        1,394
   Phoenix Civic Improvement Corp. Municipal
      Facilities Subordinate Excise TRB (FGIC
      Insured),
      5.75%, 7/1/15                                           1,000        1,070
   Phoenix Civic Improvement Corp. Wastewater System
      Revenue Bonds, Junior Lien (FGIC Insured),
      Prerefunded,
      6.25%, 7/1/10                                           1,000        1,088
   Phoenix Civic Improvement Corp. Wastewater System
      Revenue Bonds, Junior Lien (MBIA Insured),
      5.00%, 7/1/28                                           1,300        1,368
      5.00%, 7/1/29                                             400          420
   Phoenix Civic Improvement Corp. Water System
      Revenue Bonds, Junior Lien (FGIC Insured),
      5.50%, 7/1/17                                           3,500        3,774
   Phoenix G.O. Bonds,
      4.50%, 7/1/22                                           1,000        1,006
   Phoenix G.O. Bonds, Series B, Various Purpose,
      5.38%, 7/1/20                                           1,000        1,077
   Phoenix G.O. Refunding Bonds, Series A,
      4.50%, 7/1/15                                           1,500        1,523
   Phoenix G.O. Refunding Bonds, Series B,
      4.50%, 7/1/20                                           1,100        1,109

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.2% - CONTINUED
ARIZONA - 86.8% - (CONTINUED)
   Pima County G.O. Bonds (FSA Insured),
      4.00%, 7/1/14                                    $        750   $      756
   Pima County Unified School District No. 6 Marana
      G.O. Refunding Bonds (FGIC Insured),
      5.40%, 7/1/14                                           1,300        1,378
   Pima County Unified School District No. 12
      Sunnyside G.O. Bonds (FGIC Insured),
      Prerefunded,
      5.75%, 7/1/09                                           2,000        2,091
   Pinal County Unified School District No. 43
      Apache Junction G.O. Unlimited Bonds (FSA
      Insured), (1)
      5.00%, 7/1/22                                           1,000        1,104
   Salt River Project Agricultural Improvement &
      Power District Electrical Systems Revenue
      Refunding Bonds, Series C,
      4.90%, 1/1/08                                             470          473
   Scottsdale Municipal Property Corp. Excise
      Refunding TRB,
      5.00%, 7/1/18                                           1,000        1,097
      5.00%, 7/1/20                                           2,250        2,482
   Scottsdale Preservation Authority Excise TRB
      (FGIC Insured), Prerefunded,
      6.00%, 7/1/08                                             370          384
   Tempe Excise Refunding TRB,
      5.00%, 7/1/17                                           1,000        1,091
      4.50%, 7/1/21                                           1,345        1,378
   Tucson Water Revenue Refunding Bonds (MBIA
      Insured),
      4.00%, 7/1/18                                           1,000          993
--------------------------------------------------------------------------------
                                                                          46,239
--------------------------------------------------------------------------------

PUERTO RICO - 10.4%
   Puerto Rico Commonwealth Infrastructure Financing
      Authority Special Obligation Bonds, Series A,
      Escrowed to Maturity,
      5.50%, 10/1/20                                          2,500        2,674
      5.50%, 10/1/40                                            500          535

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.2% - CONTINUED
PUERTO RICO - 10.4% - (CONTINUED)
   Puerto Rico Commonwealth Highway & Transportation
      Authority Revenue Refunding Bonds, Series CC
      (FSA Insured),
      5.25%, 7/1/32                                    $      2,000   $    2,318
--------------------------------------------------------------------------------
                                                                           5,527
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $50,043)                                                            51,766

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 3.6%
   AIM Tax-Free Cash Reserve Portfolio                    1,898,492        1,898
   Dreyfus Tax-Exempt Cash Management Fund                    2,602            3
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------
(COST $1,901)                                                              1,901

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.2%
   Phoenix IDA Revenue VRDB, Valley of the Sun YMCA
      Project (Bank of America N.A. LOC),
      3.79%, 4/2/07                                    $        100          100
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $100)                                                                  100
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.0%
--------------------------------------------------------------------------------
(COST $52,044)                                                            53,767
   Liabilities less Other Assets - (1.0)%                                   (531)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $   53,236

(1)  When-Issued Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   21   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

ARIZONA TAX-EXEMPT FUND (CONTINUED)

At March 31, 2007, the industry sectors (unaudited) for the Arizona Tax-Exempt Fund were:

INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Facilities                                                             7.5%
General                                                               15.8
General Obligation                                                    14.0
Higher Education                                                      10.6
School District                                                       17.7
Special Obligation                                                     6.0
Transportation                                                         9.0
Utilities                                                              5.9
Water                                                                  8.9
All other sectors less than 5%                                         4.6
--------------------------------------------------------------------------------
Total                                                                100.0%

At March 31, 2007, the credit quality distribution (unaudited) for the Arizona Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*                                                  %
--------------------------------------------------------------------------------
AAA                                                                   83.0%
AA                                                                    13.8
A                                                                      1.6
Cash and Equivalents                                                   1.6
--------------------------------------------------------------------------------
Total                                                                100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


               TAX-EXEMPT FIXED INCOME FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

                                                   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                            MARCH 31,2007

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)      (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 81.9%
CALIFORNIA - 80.2%
   Antelope Valley Union High School
      District Capital Appreciation G.O.
      Bonds, Series B, Election 2002
      (MBIA Insured),
      0.00%, 8/1/29                                    $      3,500   $    1,290
   Arcade Water District Revenue COP
      (FGIC Insured), Prerefunded,
      5.00%, 11/1/07                                          1,000        1,027
   Bay Area Governments Association
      Infrastructure Financing Authority Revenue
      Bonds, Payment Acceleration Notes (FGIC
      Insured),
      5.00%, 8/1/17                                           3,000        3,217
   Beverly Hills PFA Lease Revenue Bonds, Capital
      Improvement Project,
      4.38%, 6/1/25                                             500         493
      4.50%, 6/1/28                                           1,000         997
   Cabrillo Community College District Capital
      Appreciation G.O. Unlimited Bonds, Series B,
      Election 2004 (MBIA Insured), (1)
      0.00%, 8/1/29                                           3,300        1,134
   California Health Facilities Financing
      Authority Revenue Refunding Bonds,
      Cedars-Sinai Medical Center,
      5.00%, 11/15/13                                         1,000        1,053
   California Infrastructure & Economic
      Development Bank Revenue Bonds, Series A, Bay
      Area Toll Bridges - First Lien (FGIC Insured),
      Escrowed to Maturity,
      5.00%, 7/1/25                                             500          559
   California Infrastructure & Economic
      Development Bank Revenue Bonds, Series A,
      Scripps Research Institute,
      5.75%, 7/1/30                                           1,000        1,028
   California State G.O. Refunding Bonds,
      4.00%, 12/1/18                                          1,250        1,228
      5.00%, 2/1/20                                             850          887
      5.00%, 9/1/20                                           2,055        2,192
      5.00%, 3/1/21                                           1,500        1,583
      5.00%, 8/1/22                                             920          971
   California State G.O. Refunding Bonds
      (FGIC Insured),
      4.75%, 2/1/19                                           1,000        1,019

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)      (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 81.9% - CONTINUED
CALIFORNIA - 80.2% - (CONTINUED)
   California State G.O. Refunding Bonds
      (MBIA Insured), 4.00%, 12/1/19                   $      1,970   $    1,937
   California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series A, California State
      University (FGIC Insured),
      5.25%, 10/1/17                                          1,000        1,117
   California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series A, Department of Corrections
      State Prisons (AMBAC Insured),
      5.25%, 12/1/13                                          1,350        1,449
   California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series A, Trustees California State
      University,
      5.25%, 10/1/14                                          3,545        3,649
   California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series F, Department of Corrections
      & Rehabilitation (FGIC Insured),
      5.25%, 11/1/17                                          1,000        1,117
   California State Public Works Board
      Lease Revenue Bonds, Series H,
      Department of Corrections &
      Rehabilitation,
      5.00%, 6/1/19                                           2,000        2,120
   California State Various Purpose
      G.O. Bonds,
      5.00%, 12/1/21                                          2,000        2,131
      5.25%, 11/1/24                                          1,000        1,072
      4.75%, 3/1/34                                           1,000        1,019
   California Statewide Communities
      Development Authority Revenue COP,
      John Muir/Mount Diablo Health
      System (MBIA Insured),
      5.50%, 8/15/12                                          4,030        4,251
   California Statewide Communities
      Development Authority Student
      Housing Revenue Bonds, Series A,
      East Campus Apartments LLC (ACA
      Insured),
      5.00%, 8/1/12                                           1,775        1,859

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   23   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (continued)

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)      (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 81.9% - CONTINUED
CALIFORNIA - 80.2% - (CONTINUED)
   Contra Costa County Home Mortgage
      Revenue Bonds, GNMA
      Mortgage Backed Securities
      Program (Colld. by GNMA),
      Escrowed to Maturity,
      7.50%, 5/1/14                                    $      1,000   $    1,232
   Desert Sands Unified School
      District G.O.
      Refunding Bonds (AMBAC Insured),
      0.00%, 6/1/13                                           2,750        2,164
   Duarte Redevelopment Agency SFM
      Revenue Refunding Bonds, Series
      B, Mortgage Backed Securities
      Program (Colld. by FNMA),
      Escrowed to Maturity,
      6.88%, 10/1/11                                            950        1,076
   East Bay Regional Park District
      G.O. Refunding Bonds,
      5.00%, 9/1/17                                             250          255
   Fremont-Newark Community College
      District G.O. Bonds, Series A
      (MBIA Insured),
      5.38%, 8/1/18                                           1,350        1,452
      5.38%, 8/1/19                                             625          672
   Glendale Unified School District
      G.O.
      Bonds, Series D (MBIA Insured),
      5.38%, 9/1/18                                           1,000        1,069
  Golden State Tobacco
      Securitization
      Corp. Tobacco Settlement Revenue
      Bonds, Series A, Enhanced Asset
      Backed (AMBAC Insured),
      5.00%, 6/1/21                                           1,000        1,043
   Golden State Tobacco
      Securitization
      Corp. Tobacco Settlement Revenue
      Bonds, Series B, Enhanced Asset
      Backed, Escrowed to Maturity,
      5.00%, 6/1/10                                           2,000        2,083
   Imperial Irrigation District
      COP, Electric Systems Project,
      6.50%, 11/1/07                                          1,030        1,047
   Industry Public Facilities
      Authority Tax Allocation Revenue
      Bonds
      (MBIA Insured),
      3.75%, 5/1/15                                           1,000        1,000
      4.00%, 5/1/16                                           2,000        2,024
      4.00%, 5/1/20                                           2,000        1,962

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)      (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 81.9% - CONTINUED
CALIFORNIA - 80.2% - (CONTINUED)
   Los Angeles Community College District
      G.O. Bonds, Series E, 2003 Election
      (FSA Insured),
      5.00%, 8/1/17                                    $        300   $      327
   Los Angeles County Metropolitan
      Transportation Authority Sales TRB,
      Series B, Property A-First Tier (FSA
      Insured),
      4.75%, 7/1/15                                           1,250        1,289
   Los Angeles County Metropolitan
      Transportation Authority Sales TRB,
      Series B, Property A-First Tier (FSA
      Insured), Prerefunded,
      4.75%, 7/1/09                                             850          881
   Los Angeles Department of Water &
      Power Waterworks Revenue Bonds,
      Series C (MBIA Insured),
      5.00%, 7/1/29                                           1,300        1,368
   Los Angeles Unified School District
      G.O. Revenue Refunding Bonds, Series
      A-2 (FGIC Insured),
      4.50%, 7/1/23                                           2,000        2,031
   Lucia Mar Unified School District
      G.O. Refunding Bonds (FGIC Insured),
      5.25%, 8/1/22                                           1,300        1,474
   Metropolitan Water District of
      Southern California Waterworks
      Revenue Bonds, Series A,
      Prerefunded,
      5.50%, 7/1/09                                           1,350        1,420
   Modesto Wastewater Revenue Refunding
      Bonds, Series A (FSA Insured),
      5.25%, 11/1/18                                          1,000        1,096
   Newark Unified School District
      Capital Appreciation G.O. Bonds,
      Series D, Election of 1997 (FSA
      Insured),
      0.00%, 8/1/24                                           2,430        1,141
   Orange County Water District COP,
      Series B (MBIA Insured),
      5.38%, 8/15/18                                          1,000        1,080
   Ross Elementary School District G.O.
      Bonds, Election 2006 (MBIA Insured),
      5.25%, 8/1/27                                             455          496
   Sacramento County Sanitation
      District Financing Authority Revenue
      Bonds, Series A,
      5.60%, 12/1/16                                            915          917


See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)      (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 81.9% - CONTINUED
CALIFORNIA - 80.2% - (CONTINUED)
   San Francisco City & County
      Airport Commission International
      Airport Revenue Refunding Bonds,
      Second Series Issue 20 (MBIA
      Insured),
      4.75%, 5/1/15                                    $        500   $      510
   San Francisco City & County
      Airports Commission International
      Airport Revenue Refunding Bonds,
      Second Series Issue 32F (FGIC
      Insured),
      5.00%, 5/1/15                                           1,800        1,956
   San Francisco City & County G.O.
      Bonds, Series A, Educational
      Facilities Community College
      Project, Prerefunded,
      5.75%, 6/15/08                                            700          731
   San Gabriel Unified School
      District G.O.
      Bonds, Series A (FSA Insured),
      5.38%, 8/1/18                                             180          194
   San Jose Airport Revenue Bonds,
      Series A (FGIC Insured),
      5.25%, 3/1/16                                           1,000        1,050
   San Marcos PFA Capital
      Appreciation Custom Receipts
      Revenue Bonds, Escrowed to
      Maturity,
      0.00%, 7/1/11                                           1,000          852
   San Mateo County Community
      College District G.O. Bonds,
      Series A, Election of 2001 (FGIC
      Insured),
      5.00%, 9/1/21                                           1,000        1,063
   San Mateo County Transit District
      Revenue Bonds, Series A (MBIA
      Insured), Prerefunded,
      5.00%, 6/1/10                                             575          590
   Santa Rosa Wastewater Revenue
      Refunding Bonds, Series A,
      Subregional Wastewater Project
      (FGIC Insured),
      4.75%, 9/1/16                                           1,000        1,013
   Southern California Public Power
      Authority Capital Appreciation
      Subordinate Revenue Refunding
      Bonds, Southtran Transmission
      Project,
      0.00%, 7/1/14                                           1,000          744
   Southern California Public Power
      Authority Power Project Revenue
      Bonds,
      6.75%, 7/1/12                                           2,100        2,388

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)      (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 81.9% - CONTINUED
CALIFORNIA - 80.2% - (CONTINUED)
   University of California Regents Medical
      Center Revenue Bonds, Series A
      (MBIA Insured),
      4.50%, 5/15/24                                   $      1,250   $    1,262
   University of California Revenue Bonds,
      Series A, Limited Project
      (MBIA Insured),
      4.75%, 5/15/26                                          1,900        1,947
   University of California Revenue Bonds,
      Series B, Limited Project,
      4.75%, 5/15/38                                          1,750        1,783
   University of California Revenue Bonds,
      Series C (MBIA Insured),
      4.75%, 5/15/31                                          2,000        2,051
   Washington Township Healthcare District
      Revenue Bonds,
      4.50%, 7/1/07                                           1,005        1,006
      5.00%, 7/1/09                                             250          254
--------------------------------------------------------------------------------
                                                                          90,392
--------------------------------------------------------------------------------
PUERTO RICO - 1.0%
   Puerto Rico Commonwealth Highway
      & Transportation Authority Revenue
      Refunding Bonds, Series CC
      (FSA Insured),
      5.25%, 7/1/32                                           1,000        1,159
--------------------------------------------------------------------------------
VIRGIN ISLANDS - 0.7%
Virgin Islands PFA Revenue Bonds,
   Series A, Gross Receipts Tax Lien Note,
   5.63%, 10/1/10                                               705          721
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $89,758)                                                            92,272

SHORT-TERM INVESTMENTS - 15.5%
   Bay Area Toll Authority Revenue VRDB,
      Series C, San Francisco Bay Area
      (AMBAC Insured),
      3.48%, 4/5/07                                             500          500
   California Health Facilities Financing
      Authority Revenue VRDB, Series J,
      Health Facilities-Catholic
      (Bank of America N.A. LOC),
      3.56%, 4/4/07                                             100          100

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   25   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 15.5% - CONTINUED
   California Infrastructure & Economic
      Development Bank Revenue VRDB,
      Series B, J Paul Getty Trust,
      3.62%, 4/2/07                                    $        300   $      300
   California Pollution Control Financing
      Authority PCR Refunding VRDB
      (Bank One N.A. LOC),
      3.69%, 4/2/07                                           2,300        2,300
   California Pollution Control Financing
      Authority PCR Refunding VRDB,
      Series C, Pacific Gas &
      Electric (JP Morgan Chase Bank LOC),
      3.66%, 4/2/07                                             800          800
   California State Department of
      Water Resources Power Supply
      Revenue VRDB, Series B-1
      (Bank Of New York LOC),
      3.68%, 4/2/07                                           2,500        2,500
   California State Department of
      Water Resources Power Supply
      Revenue VRDB, Series B-2 (BNP Paribas LOC),
      3.70%, 4/2/07                                           1,500        1,500
   California State Department of
      Water Resources Power Supply
      Revenue VRDB, Series C-4
      (JPMorgan Chase Bank LOC),
      3.49%, 4/5/07                                           1,000        1,000
   California State Department of
      Water Resources Power Supply
      Revenue VRDB, Subseries G-1
      (Bank of Nova Scotia LOC),
      3.53%, 4/5/07                                           1,200        1,200
   California State Department of
      Water Resources Power Supply
      VRDB, Series C-7 (FSA Insured),
      3.55%, 4/5/07                                             550          550
   California State Economic
      Recovery Revenue VRDB, Series C-8
      (Lloyds TSB Bank PLC LOC),
      3.55%, 4/2/07                                             400          400
   California State Economic
      Recovery VRDB, Series C-16 (FSA Insured),
      3.50%, 4/4/07                                             400          400
   California Statewide Communities
      Development Authority Revenue VRDB,
      University of San Diego
      (BNP Paribas LOC),
      3.60%, 4/4/07                                           1,200        1,200

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 15.5% - CONTINUED
   California Statewide Communities
      Development Authority VRDB, Series L,
      3.60%, 4/4/07                                    $        500   $      500
   Irvine Improvement Act 1915 Limited
      Obligation Special Assessment VRDB,
      Assessment District No. 93-14
      (Bank of America N.A. LOC),
      3.65%, 4/2/07                                             200          200
   Los Angeles Department of Water &
      Power Waterworks Revenue VRDB,
      Subseries B-1,
      3.54%, 4/5/07                                           1,600        1,600
   Metropolitan Water District of Southern
      California Waterworks Revenue
      Refunding VRDB, Series C1,
      3.56%, 4/4/07                                           1,800        1,800
   San Francisco City & County
      Redevelopment Agency Multifamily
      Revenue VRDB, Series A,
      Bayside Village Project
      (Bank One Arizona N.A. LOC),
      3.56%, 4/4/07                                             200          200
   San Francisco City & County
      Redevelopment Agency Multifamily
      Revenue VRDB, Series B,
      Housing - Bayside Village Project
      (Bank One Arizona N.A. LOC),
      3.56%, 4/4/07                                             400          400
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $17,450)                                                            17,450
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.4%
--------------------------------------------------------------------------------
(COST $107,208)                                                          109,722
   Other Assets less Liabilities - 2.6%                                    2,963
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  112,685

(1)  When-Issued Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

At March 31, 2007, the industry sectors (unaudited) for the California Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Facilities                                                             6.6%
General                                                                5.6
General Obligation                                                    16.6
Higher Education                                                      13.8
Medical                                                                6.1
Power                                                                 10.0
School District                                                        9.0
Utilities                                                              8.0
Water                                                                  6.3
All other sectors less than 5%                                        18.0
--------------------------------------------------------------------------------
Total                                                                100.0%

At March 31, 2007, the credit quality distribution (unaudited) for the California Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                  %
--------------------------------------------------------------------------------
AAA                                                                   54.5%
AA                                                                     7.3
A                                                                     21.3
BBB                                                                    0.7
Cash and Equivalents                                                  16.2
--------------------------------------------------------------------------------
Total                                                                100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   27   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.0%
CALIFORNIA - 87.5%
   Alameda County Unified School
      District Capital Appreciation
      G.O. Bonds, Series A (FSA
      Insured),
      0.00%, 8/1/29                                    $      2,000   $      737
   Alameda County Water District
      Revenue Refunding Bonds (MBIA
      Insured),
      4.75%, 6/1/20                                           2,000        2,037
   Anaheim PFA Revenue Bonds,
      Electric System Distributing
      Facilities (MBIA Insured),
      Prerefunded,
      5.00%, 10/1/08                                          2,000        2,063
   Anaheim PFA Tax Allocation
      Revenue Bonds, Series A, Redevelopment
      Project (MBIA Insured),
      5.25%, 2/1/18                                             250          255
   Anaheim Union High School
      District Capital Appreciation
      G.O. Bonds, Election 2002 (MBIA
      Insured),
      0.00%, 8/1/28                                             575          222
   Arcadia Unified School District
      Capital Appreciation G.O.
      Unlimited Bonds, Series A,
      Election 2006 (FSA Insured),
      0.00%, 8/1/25                                           2,710        1,140
   Aztec Shops Ltd. Auxiliary
      Organization Student Housing
      Revenue Bonds, San Diego State
      University,
      6.00%, 9/1/31                                           2,000        2,111
   Bay Area Governments Association
      Infrastructure Financing
      Authority Revenue Bonds, Payment
      Acceleration Notes (FGIC
      Insured),
      5.00%, 8/1/17                                           3,000        3,217
   Beverly Hills PFA Lease Revenue
      Bonds, Capital Improvement
      Project,
      4.38%, 6/1/25                                              10           10
      4.50%, 6/1/28                                           1,000          997
   Cabrillo Community College
      District Capital Appreciation
      G.O. Bonds, Series B, Election
      2004 (MBIA Insured), (1)
      0.00%, 8/1/29                                           5,000        1,718
   California Educational Facilities
      Authority Capital Appreciation
      Revenue Bonds, Loyola Marymount
      (MBIA Insured), Prerefunded,
      0.00%, 10/1/09                                          4,435        1,225
      0.00%, 10/1/09                                          3,435          833

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.0% - CONTINUED
CALIFORNIA - 87.5% - (CONTINUED)
   California Educational Facilities
      Authority Revenue Bonds, University
      of the Pacific,
      5.00%, 11/1/30                                   $      1,500   $    1,566
   California Health Facilities
      Finance Authority Revenue Bonds, Series A,
      Cedars-Sinai Medical Center,
      Prerefunded,
      6.13%, 12/1/09                                          3,350        3,604
   California Infrastructure &
      Economic Development Bank Revenue Bonds,
      Series A, Bay Area Toll Bridges-
      First Lien (FGIC Insured), Escrowed
      to Maturity,
      5.00%, 7/1/25                                           1,500        1,678
   California Infrastructure & Economic
      Development Bank Revenue Bonds,
      Series A, Scripps Research Institute,
      5.75%, 7/1/30                                             250          257
   California State G.O. Bonds,
      5.13%, 6/1/24                                           2,000        2,107
   California State G.O. Refunding
      Bonds (FGIC Insured),
      4.75%, 2/1/29                                           1,000        1,011
   California State G.O. Refunding
      Bonds (MBIA Insured), (1)
      4.25%, 8/1/33                                           1,000          951
   California State G.O. Refunding Bonds,
      4.00%, 10/1/17                                          1,000          993
      4.38%, 10/1/17                                          1,390        1,400
      4.00%, 12/1/18                                          3,700        3,636
      5.00%, 2/1/20                                           1,000        1,044
      5.00%, 9/1/20                                             650          693
      5.00%, 3/1/21                                           1,000        1,055
      5.00%, 8/1/22                                             500          528
   California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series B, Various Community College
      Project (AMBAC Insured),
      5.63%, 3/1/16                                           1,000        1,012
   California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series F, Department of Corrections
      & Rehabilitation (FGIC Insured),
      5.25%, 11/1/17                                          1,000        1,117

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.0% - CONTINUED
CALIFORNIA - 87.5% - (CONTINUED)
   California State Public Works Board
      Lease Revenue Bonds, Series H,
      Department of Corrections & Rehabilitation,
      5.00%, 6/1/19                                    $        500   $      530
   California State University
      Foundation Revenue Bonds, Series
      A, Sacramento Auxiliary (MBIA
      Insured), Prerefunded,
      5.50%, 10/1/12                                            500          548
      5.50%, 10/1/12                                            500          548
   California State Various Purpose G.O. Bonds,
      4.75%, 3/1/34                                           1,000        1,019
   California Statewide Communities
      Development Authority Student
      Housing Revenue Bonds, Series A,
      East Campus Apartments LLC (ACA Insured),
      5.63%, 8/1/34                                           1,000        1,062
   Dry Creek Joint Elementary School
      District Capital Appreciation
      G.O. Bonds, Series A (FSA Insured),
      0.00%, 8/1/09                                             400          367
   East Bay Municipal Utilities
      District Water System Revenue
      Bonds (MBIA Insured),
      5.00%, 6/1/26                                           1,000        1,038
   East Bay Regional Park District
      G.O. Refunding Bonds,
      5.00%, 9/1/17                                           2,250        2,292
   Folsom G.O. Bonds, Series D,
      School Facilities Project (FGIC Insured),
      5.70%, 8/1/13                                             200          205
   Fremont-Newark Community College
      District G.O. Bonds, Series A
      (MBIA Insured),
      5.38%, 8/1/19                                             750          807
   Glendale Unified School District G.O.
      Bonds, Series D (MBIA Insured),
      5.38%, 9/1/18                                             665          711
   Golden State Tobacco Securitization
      Corp. Revenue Bonds, Series B,
      Enhanced Asset Backed, Prerefunded,
      5.38%, 6/1/10                                           2,220        2,338
      5.63%, 6/1/13                                           2,000        2,207

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.0% - CONTINUED
CALIFORNIA - 87.5% - (CONTINUED)
   Huntington Beach Unified High
      School District G.O. Bonds,
      Election 2004 (FSA Insured),
      5.00%, 8/1/29                                    $      1,155   $    1,216
   Imperial Irrigation District COP,
      Electric Systems Project,
      6.50%, 11/1/07                                            825          838
   Imperial Irrigation District
      Refunding COP, Electric Systems
      Project (MBIA Insured),
      5.20%, 11/1/09                                            175          180
   Industry Public Facilities
      Authority Tax Allocation Revenue Bonds
      (MBIA Insured),
      4.00%, 5/1/16                                           2,000        2,024
   Lemoore Union High School District
      G.O. Bonds (AMBAC Insured),
      6.00%, 1/1/12                                             200          221
   Los Angeles County Metropolitan
      Transportation Authority Sales TRB,
      Series B, Property A-First Tier
      (FSA Insured),
      4.75%, 7/1/15                                           1,750        1,805
   Los Angeles County Metropolitan
      Transportation Authority Sales TRB,
      Series B, Property A-First Tier
      (FSA Insured), Prerefunded,
      4.75%, 7/1/09                                           1,150        1,191
   Los Angeles Department of Water &
      Power Waterworks Revenue Bonds,
      Series C (MBIA Insured),
      5.00%, 7/1/29                                           1,500        1,578
   Los Angeles Harbor Department
      Revenue Bonds, Escrowed to Maturity,
      7.60%, 10/1/18                                             35           42
   Los Angeles Unified School District
      G.O. Revenue Refunding Bonds,
      Series A-2 (FGIC Insured),
      4.50%, 7/1/23                                           1,500        1,523
   Lucia Mar Unified School District G.O.
      Refunding Bonds (FGIC Insured),
      5.25%, 8/1/22                                             700          794
   Modesto Irrigation District
      Refunding COP, Series B, Capital
      Improvements Project,
      5.30%, 7/1/22                                           1,655        1,656

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   29   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND (CONTINUED)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.0% - CONTINUED
CALIFORNIA - 87.5% - (CONTINUED)
   Monterey Regional Water Pollution Control Agency
      Wastewater Revenue Bonds (AMBAC Insured),
      5.00%, 6/1/24                                    $      1,025   $    1,097
   Natomas Unified School District G.O. Bonds,
      Series B, Election 2002 (FGIC Insured),
      5.00%, 9/1/27                                           1,000        1,061
   New Haven Unified School District G.O. Refunding
      Bonds (FSA Insured),
      5.75%, 8/1/20                                             320          352
   Perris Unified High School District Capital
      Appreciation G.O. Bonds, Series B (FGIC
      Insured),
      0.00%, 9/1/26                                           1,000          431
   Rio Hondo Community College District G.O. Bonds,
      Series A, School Facilities Construction &
      Improvement (MBIA Insured), Prerefunded,
      5.25%, 8/1/14                                           2,000        2,202
   Ross Elementary School District G.O. Bonds,
      Election 2006 (MBIA Insured),
      5.25%, 8/1/27                                             850          926
   Sacramento County Sanitation District Financing
      Authority Revenue Bonds, Series A,
      5.60%, 12/1/16                                            305          305
   San Francisco City & County Airport Commission
      International Airport Revenue Refunding Bonds,
      Second Series Issue 20 (MBIA Insured),
      4.75%, 5/1/15                                           1,000        1,020
   San Francisco City & County G.O. Bonds, Series A,
      Educational Facilities Community College
      Project, Prerefunded,
      5.75%, 6/15/08                                          1,200        1,254
   San Francisco State Building Authority Lease
      Revenue Bonds, Series A, Department of General
      Services,
      5.00%, 10/1/13                                          4,250        4,449
   San Gabriel Unified School District G.O.
      Bonds, Series A (FSA Insured),
      5.38%, 8/1/19                                             200          216
      5.38%, 8/1/20                                             225          243
   San Jose Airport Revenue Bonds, Series A
      (FGIC Insured),
      5.25%, 3/1/16                                             440          462

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.0% - CONTINUED
CALIFORNIA - 87.5% - (CONTINUED)
   San Jose G.O. Bonds, Libraries & Public Safety
      Project,
      4.25%, 9/1/23                                    $        770   $      766
   San Jose Unified School District Santa Clara
      County G.O. Bonds, Series A (FSA Insured),
      5.38%, 8/1/19                                             500          538
   San Mateo County Transit District Revenue Bonds,
      Series A (MBIA Insured), Prerefunded,
      4.50%, 6/1/10                                           1,225        1,250
      5.00%, 6/1/10                                             500          513
   Santa Margarita-Dana Point Authority Revenue
      Bonds, Series B, California Improvements
      Districts 3, 3a, 4, & 4a (MBIA Insured),
      7.25%, 8/1/09                                           1,150        1,243
   Santa Rosa Wastewater Revenue Refunding Bonds,
      Series A (FGIC Insured),
      5.25%, 9/1/16                                              35           38
   Santa Rosa Wastewater Revenue Refunding Bonds,
      Series A, Subregional Wastewater Project (FGIC
      Insured),
      4.75%, 9/1/16                                             200          203
   Torrance Hospital Revenue Bonds, Series A,
      Torrance Memorial Medical Center,
      6.00%, 6/1/22                                             500          540
   University of California Regents Medical Center
      Revenue Bonds, Series A (MBIA Insured),
      4.50%, 5/15/24                                          1,000        1,010
   University of California Revenue Bonds, Series A,
      Limited Project (MBIA Insured),
      4.75%, 5/15/26                                          1,000        1,025
   University of California Revenue Bonds, Series B,
      Limited Project,
      4.75%, 5/15/38                                          2,525        2,572
   University of California Revenue Bonds, Series C
      (MBIA Insured),
      4.75%, 5/15/31                                          1,000        1,025
   University of California Revenue Bonds, Series J
      (FSA Insured),
      4.50%, 5/15/26                                          2,505        2,524

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   30   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.0% - CONTINUED
CALIFORNIA - 87.5% - (CONTINUED)
   Vista Unified School District G.O. Bonds,
      Series A (FSA Insured),
      5.38%, 8/1/16                                    $        100   $      108
      5.38%, 8/1/17                                             190          205
   Walnut Valley Unified School District G.O.
      Refunding Bonds, Series A (MBIA Insured),
      7.20%, 2/1/16                                           1,000        1,167
   Washington Township Healthcare District
      Revenue Bonds,
      5.00%, 7/1/09                                             405          412
      5.00%, 7/1/11                                             500          512
      5.00%, 7/1/12                                           1,270        1,300
   West Kern Community College District Capital
      Appreciation G.O. Bonds, Series B, Election
      2004 (XLCA Insured),
      0.00%, 11/1/21                                          1,280          657
--------------------------------------------------------------------------------
                                                                          97,583
--------------------------------------------------------------------------------
PUERTO RICO - 7.5%
   Puerto Rico Commonwealth Highway & Transportation
      Authority Revenue Bonds, Series B
      (MBIA Insured), Prerefunded,
      5.75%, 7/1/10                                           1,600        1,717
   Puerto Rico Commonwealth Highway & Transportation
      Authority Revenue Refunding Bonds, Series CC
      (FSA Insured),
      5.25%, 7/1/32                                           2,000        2,318
   Puerto Rico Commonwealth Infrastructure Financing
      Authority Special Obligation Bonds, Series A,
      Escrowed to Maturity,
      5.50%, 10/1/40                                          4,000        4,278
--------------------------------------------------------------------------------
                                                                           8,313
--------------------------------------------------------------------------------
VIRGIN ISLANDS - 1.0%
   Virgin Islands PFA Revenue Bonds, Series A,
      Gross Receipts Tax Lien Note,
      5.63%, 10/1/10                                          1,050        1,074
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $102,351)                                                          106,970

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.6%
   California Pollution Control Financing
      Authority PCR Refunding VRDB, Series C,
      Pacific Gas & Electric (JP Morgan Chase
      Bank LOC),
      3.66%, 4/2/07                                    $        550   $      550
   California State Department of Water Resources
      Power Supply Revenue VRDB, Series B-1
      (Bank of New York LOC),
      3.68%, 4/2/07                                             200          200
   California State Department of Water Resources
      Power Supply Revenue VRDB, Series B-2 (BNP
      Paribas LOC),
      3.70%, 4/2/07                                           1,000        1,000
   California State Department of Water
      Resources VRDB, Series C-7 (FSA Insured),
      3.55%, 4/5/07                                             100          100
   California State Economic Recovery VRDB, Series
      C-4,
      3.68%, 4/2/07                                             800          800
   Los Angeles Department of Water & Power
      Waterworks Revenue VRDB, Subseries B-1,
      3.54%, 4/5/07                                             300          300
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $2,950)                                                              2,950
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.6%
--------------------------------------------------------------------------------
(COST $105,301)                                                          109,920
   Other Assets less Liabilities - 1.4%                                    1,562
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  111,482

(1)  When-Issued Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   31   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

CALIFORNIA TAX-EXEMPT FUND (continued)

At March 31, 2007, the industry sectors (unaudited) for the California Tax-Exempt Fund were:

INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Facilities                                                             5.9%
General                                                                5.9
General Obligation                                                    18.0
Higher Education                                                      17.8
Medical                                                                5.8
Power                                                                  5.5
School District                                                       11.1
Transportation                                                         8.0
All other sectors less than 5%                                        22.0
--------------------------------------------------------------------------------
Total                                                                100.0%

At March 31, 2007, the credit quality distribution (unaudited) for the California Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*                                                   %
--------------------------------------------------------------------------------
AAA                                                                   60.3%
AA                                                                     8.4
A                                                                     25.5
BBB                                                                    2.9
Cash and Equivalents                                                   2.9
--------------------------------------------------------------------------------
Total                                                                100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

                                                   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

HIGH YIELD MUNICIPAL FUND

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2%
ALABAMA - 0.7%
   Butler Industrial Development Board Solid Waste
      Disposal Revenue Refunding Bonds (AMT),
      Georgia-Pacific Corp. Project,
      5.75%, 9/1/28                                    $      1,000   $    1,025
   Camden Industrial Development Board Revenue
      Refunding Bonds, Series A, Weyerhaeuser
      Company,
      6.13%, 12/1/24                                          1,000        1,095
--------------------------------------------------------------------------------
                                                                           2,120
--------------------------------------------------------------------------------
ALASKA - 0.5%
   Alaska Industrial Development & Export Authority
      Community Provider Revenue Bonds, Boys &
      Girls Home and Family Services, Inc. Project,
      5.88%, 12/1/27                                          1,500        1,514
--------------------------------------------------------------------------------
ARIZONA - 3.0%
   Arizona Health Facilities Authority
      Hospital System Revenue Bonds, John C.
      Lincoln Health Network, Prerefunded,
      6.88%, 12/1/10                                          1,000        1,126
   Arizona Health Facilities Authority Health Care
      Facilities Revenue Bonds, Beatitudes Campus
      Project,
      5.20%, 10/1/37                                          2,000        2,009
   Coconino County PCR Bonds, Series A (AMT),
      Tucson Electric Power Co.,
      7.13%, 10/1/32                                          1,000        1,033
   Glendale IDA Revenue Refunding Bonds, Midwestern
      University, (1)
      5.00%, 5/15/31                                          2,000        2,129
   Navajo County IDA Revenue Bonds (AMT), Stone
      Container Corp. Project,
      7.40%, 4/1/26                                           2,300        2,324
   Peoria IDA Revenue Refunding Bonds, Series A,
      Sierra Winds Life,
      6.25%, 8/15/20                                            500          517
   Yavapai County IDA Hospital Facilities Revenue
      Bonds, Series A, Yavapai Regional Medical
      Center,
      6.00%, 8/1/33                                             500          537
--------------------------------------------------------------------------------
                                                                           9,675
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - CONTINUED
ARKANSAS - 1.4%
   Independence County PCR Refunding Bonds, Entergy
      Ark, Inc. Project,
      5.00%, 1/1/21                                    $      3,770   $    3,852
   Little Rock Hotel & Restaurant Gross Receipts
      Refunding TRB,
      7.38%, 8/1/15                                             500          582
--------------------------------------------------------------------------------
                                                                           4,434
--------------------------------------------------------------------------------
CALIFORNIA - 8.1%
   California Educational Facilities Authority
      Revenue Bonds, Dominican University,
      5.00%, 12/1/25                                            990        1,024
      5.00%, 12/1/36                                          2,000        2,057
   California Health Facilities Financing Authority
      Revenue Refunding Bonds, Cedars-Sinai
      Medical Center,
      5.00%, 11/15/34                                         3,000        3,099
   California Pollution Control Financing Authority
      Solid Waste Disposal PCR Refunding Bonds,
      Series A (AMT), USA Waste Services, Inc.,
      5.10%, Mandatory Put 6/1/08                             2,300        2,326
   California State Department of Water Resources
      Power Supply Revenue Bonds, Series A,
      5.50%, 5/1/09                                             500          520
      6.00%, 5/1/14                                             500          555
   California State Public Works Board Lease Revenue
      Bonds, Series C, Department of Corrections,
      5.50%, 6/1/15                                           1,000        1,097
   Golden State Tobacco Securitization Corp. Tobacco
      Settlement Revenue Bonds, Series A, Enhanced
      Asset Backed,
      5.00%, 6/1/45                                           2,000        2,062
   Golden State Tobacco Securitization Corp. Tobacco
      Settlement Revenue Bonds, Series A-5, Asset
      Backed, Prerefunded,
      7.88%, 6/1/13                                             500          614

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   33   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNUCIPAL BONDS - 95.2% - CONTINUED
CALIFORNIA - 8.1% - (CONTINUED)
   Golden State Tobacco Securitization Corp. Tobacco
      Settlement Revenue Bonds, Series B, Enhanced
      Asset Backed, Prerefunded,
      5.50%, 6/1/13                                    $      1,000   $    1,098
   Irvine Unified School District Financing
      Authority Special Tax Bonds, Series A,
      5.13%, 9/1/36                                           2,000        2,037
   Laguna Beach Unified School District G.O. Bonds,
      Election of 2001 (FSA Insured),
      5.00%, 8/1/28                                           1,000        1,044
   Modesto Special Tax Bonds, Community Facilities
      District No. 04-1-VLG2,
      5.10%, 9/1/26                                           2,000        2,051
   Northstar Community Services District No. 1
      Special Tax Bonds,
      5.55%, 9/1/36                                           1,400        1,443
   Northstar Community Services District Special
      Tax Bonds,
      5.00%, 9/1/37                                           3,000        3,010
   Tobacco Securitization Authority of Southern
      California Tobacco Settlement Revenue Bonds,
      Series A1-SNR,
      5.00%, 6/1/37                                           2,000        1,988
--------------------------------------------------------------------------------
                                                                          26,025
--------------------------------------------------------------------------------
COLORADO - 2.3%
   Colorado Health Facilities Authority Revenue
      Bonds, Portercare Adventist Health Hospital,
      Prerefunded,
      6.50%, 11/15/11                                           500          564
   Copperleaf Metropolitan District No. 2 G.O.
      Limited Bonds,
      5.85%, 12/1/26                                          2,000        2,058
      5.95%, 12/1/36                                          2,000        2,057
   Prairie Center Metropolitan District No. 3
      Property Tax Supported Primary G.O. Limited
      Bonds, Series A,
      5.40%, 12/15/31                                         2,700        2,723
--------------------------------------------------------------------------------
                                                                           7,402
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNUCIPAL BONDS - 95.2% - CONTINUED
CONNECTICUT - 0.3%
   Connecticut State Development Authority PCR
      Refunding Bonds, Series B (AMT), Connecticut
      Light & Power,
      5.95%, 9/1/28                                    $      1,000   $    1,045
--------------------------------------------------------------------------------
DELAWARE - 0.3%
   Delaware State Health Facility Authority Revenue
      Refunding Bonds, Series A, Beebe Medical
      Center Project,
      5.50%, 6/1/24                                           1,000        1,062
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.1%
   District of Columbia Revenue Bonds, Methodist
      Home of the District of Columbia Issue,
      6.00%, 1/1/20                                             400          408
--------------------------------------------------------------------------------
FLORIDA - 12.4%
   Belmont Community Development District Capital
      Improvement Special Assessment Revenue
      Bonds, Series B,
      5.13%, 11/1/14                                          2,000        2,006
   Broward County Airport Exempt Facility Revenue
      Bonds (AMT), Learjet, Inc. Project,
      7.50%, 11/1/20                                          3,430        4,019
   Capital Projects Finance Authority Continuing
      Care Retirement Community Revenue Bonds,
      Series A, The Glenridge on Palmer Ranch
      Project, Prerefunded,
      8.00%, 6/1/12                                             750          897
   Capital Trust Agency Revenue Bonds (AMT), Fort
      Lauderdale Project,
      5.75%, 1/1/32                                             525          551
   Crossings at Fleming Island Community Development
      District Special Assessment Revenue Refunding
      Bonds, Series C,
      7.05%, 5/1/15                                             400          424
   Gateway Services Community Development District
      Special Assessment Bonds, Series B, Sun City
      Center - Fort Meyers Project,
      5.50%, 5/1/10                                             415          418

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - CONTINUED
FLORIDA - 12.4% - (CONTINUED)
   Halifax Hospital Medical Center Refunding &
      Improvement Revenue Bonds, Series A,
      5.38%, 6/1/46                                    $      2,000   $    2,093
   Heritage Harbor South Community Development
      District Capital Improvement Special
      Assessment Bonds, Series B,
      5.40%, 11/1/08                                              5            5
   Highlands County Health Facilities Authority
      Revenue Bonds, Series A, Adventist Health
      System/Sunbelt, Prerefunded,
      6.00%, 11/15/11                                         1,250        1,384
   Hillsborough County IDA PCR Refunding Bonds
      (AMT), Tampa Electric Company,
      4.25%, Mandatory Put 8/1/07                             1,600        1,600
   Islands at Doral III Community District Special
      Assessment Bonds, Series 2004-A,
      5.90%, 5/1/35                                             990        1,026
   Lee County IDA IDR Bonds, Series A, Lee Charter
      Foundation, (1)
      5.25%, 6/15/27                                          2,000        2,012
      5.38%, 6/15/37                                          3,000        3,029
   Miami Beach Health Facilities Authority Revenue
      Refunding Bonds, Mount Sinai Medical Center,
      6.75%, 11/15/29                                         1,000        1,136
   Midtown Miami Community Development District
      Special Assessment Bonds, Series A,
      6.25%, 5/1/37                                           1,000        1,083
   Old Palm Community Development District Special
      Assessment Bonds, Series B, Palm
      Beach Gardens,
      5.38%, 5/1/14                                           1,025        1,037
   Orange County Health Facilities Authority Revenue
      Bonds, Series B, Orlando Regional Healthcare,
      5.13%, 11/15/39                                         1,000        1,037

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - CONTINUED
FLORIDA - 12.4% - (CONTINUED)
   Palm Glades Community Development District
      Special Assessment Bonds, Series B,
      4.85%, 5/1/11                                    $      1,700   $    1,687
   Poinciana Community Development District Special
      Assessment Bonds, Series A,
      7.13%, 5/1/31                                             400          426
   Reunion East Community Development District
      Special Assessment Bonds,
      5.80%, 5/1/36                                           1,000        1,034
   Reunion West Community Development District
      Special Assessment Bonds,
      6.25%, 5/1/36                                           1,000        1,052
   South Village Community Development District
      Capital Improvement Revenue Bonds, Series A,
      5.70%, 5/1/35                                             985        1,005
   Sterling Hill Community Development District
      Capital Improvement Special Assessment Revenue
      Bonds, Series B,
      5.50%, 11/1/10                                            430          434
   Tern Bay Community Development District Capital
      Improvement Special Assessment Revenue Bonds,
      Series B,
      5.00%, 5/1/15                                           2,575        2,557
   Verano Center Community Development District
      Special Assessment Bonds, Series B, District
      No. 1 Infrastructure Project,
      5.00%, 11/1/12                                          2,000        1,997
   Watergrass Community Development District Special
      Assessment Revenue Bonds, Series B, Watergrass
      Development,
      4.88%, 11/1/10                                          1,870        1,859
   Westchester Community Development District No. 1
      Special Assessment Bonds, Community
      Infrastructure,
      6.00%, 5/1/23                                           2,420        2,546

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   35   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - CONTINUED
FLORIDA - 12.4% - (CONTINUED)
   Winter Garden Village at Fowler
      Groves Community Development District Special
      Assessment Bonds,
      5.65%, 5/1/37                                    $      1,500   $    1,571
--------------------------------------------------------------------------------
                                                                          39,925
--------------------------------------------------------------------------------
GEORGIA - 3.1%
   Atlanta Tax Allocation Bonds,
      Princeton Lakes Project,
      5.50%, 1/1/31                                           1,235        1,264
   Chatham County Hospital Authority
      Revenue Bonds, Series A,
      Memorial Health University
      Medical Center, Inc.,
      5.50%, 1/1/34                                           3,000        3,162
   Gainesville Redevelopment Authority
      Educational Faciities Revenue Refunding Bonds,
      Riverside Military Academy,
      5.13%, 3/1/37                                           1,000        1,028
   Georgia State G.O. Bonds, Series D,
      Prerefunded,
      5.75%, 10/1/10                                            705          754
   Milledgeville-Baldwin County
      Development Authority Revenue
      Bonds, Georgia College & State
      University Foundation,
      6.00%, 9/1/33                                           3,500        3,826
--------------------------------------------------------------------------------
                                                                          10,034
--------------------------------------------------------------------------------
IDAHO - 1.0%
   Madison County Hospital Revenue COP,
      5.25%, 9/1/26                                           1,500        1,593
      5.25%, 9/1/30                                           1,500        1,588
--------------------------------------------------------------------------------
                                                                           3,181
--------------------------------------------------------------------------------
ILLINOIS - 7.2%
   Illinois Development Finance
      Authority Revenue Bonds,
      Series B, Midwestern University, Prerefunded,
      6.00%, 5/15/11                                            500          548
   Illinois Educational Facilities
      Authority Student Housing
      Revenue Bonds, Educational
      Advancement Fund University
      Center Project, Prerefunded,
      6.25%, 5/1/12                                             750          842

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - CONTINUED
ILLINOIS - 7.2% - (CONTINUED)
   Illinois Finance Authority Revenue
      Bonds, Series A, Three Crowns Park Project,
      5.88%, 2/15/38                                   $      1,500   $    1,558
   Illinois Finance Authority Revenue
      Bonds, Series A, Illinois Institute of
      Technology,
      5.00%, 4/1/20                                           3,000        3,132
   Illinois Finance Authority Revenue
      Bonds, Series A, Landing at
      Plymouth Place Project,
      6.00%, 5/15/37                                          1,250        1,311
   Illinois Finance Authority Revenue
      Bonds, Series A, Montgomery Place Project,
      5.75%, 5/15/38                                          1,600        1,653
   Illinois Finance Authority Revenue
      Bonds, Series A, Smith Village Project,
      6.25%, 11/15/35                                         3,000        3,156
   Illinois Finance Authority Revenue
      Refunding Bonds, Chicago Charter
      School Project,
      5.00%, 12/1/36                                          2,500        2,550
   Illinois Finance Authority Student
      Housing Revenue Bonds, Series A,
      MJH Education Assistance IV,
      5.13%, 6/1/35                                           2,000        2,051
   Illinois Finance Authority Student
      Housing Revenue Refunding
      Bonds, Series A, Educational
      Advancement Fund,
      5.25%, 5/1/34                                           4,500        4,689
   Illinois Health Facilities Authority
      Revenue Bonds, Riverside Health
      System, Prerefunded,
      6.00%, 11/15/12                                         1,000        1,116
   Illinois Health Facilities Authority
      Revenue Bonds, Series A, Lutheran
      Senior Ministries Obligation,
      Prerefunded,
      7.38%, 8/15/11                                            500          577
--------------------------------------------------------------------------------
                                                                          23,183
--------------------------------------------------------------------------------
INDIANA - 3.3%
   Delaware County Hospital Authority
      Revenue Bonds, Cardinal Health
      Systems Obligation Group,
      5.13%, 8/1/29                                           3,000        3,100

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - CONTINUED
INDIANA - 3.3% - (CONTINUED)
   Indiana Development Finance
      Authority Environmental Revenue
      Refunding Bonds, USX Corp. Project,
      5.25%, Mandatory Put 12/2/11                     $      1,000   $    1,064
   Indiana Health & Educational
      Facilities Financing Authority
      Revenue Bonds, Series B-5,
      Ascension Health Senior Credit,
      5.00%, 11/15/36                                         3,000        3,109
   Indiana Health Facility Financing
      Authority Hospital Revenue Bonds,
      Series A, Community Foundation of
      Northwest Indiana,
      6.38%, 8/1/31                                             500          533
      6.00%, 3/1/34                                           1,000        1,072
   North Manchester Revenue Bonds,
      Series A, Peabody Retirement
      Community Project,
      7.25%, 7/1/33                                             750          776
   Petersburg PCR Bonds (AMT),
      Indianapolis Power & Light,
      6.38%, 11/1/29                                          1,000        1,082
--------------------------------------------------------------------------------
                                                                          10,736
--------------------------------------------------------------------------------
IOWA - 3.9%
   Bremer County Healthcare &
      Residential Facilities Revenue
      Bonds, Bartels Lutheran Home
      Project, Prerefunded,
      7.25%, 11/15/09                                           500          549
   Bremer County Retirement Facility
      Revenue Bonds, Series A, Bartels
      Lutheran Home Project,
      5.13%, 11/15/20                                           400          405
      5.38%, 11/15/27                                           750          764
   Coralville COP, Series D,
      5.25%, 6/1/26                                           2,200        2,317
   Iowa Higher Education Loan Authority
      Revenue Bonds, Series B,
      Wartburg Private College Facilities,
      5.55%, 10/1/37                                          3,000        3,084
   Iowa Higher Education Loan Authority
      Revenue Refunding Bonds, Grand
      View College Project,
      5.10%, 10/1/36                                          2,500        2,555

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - CONTINUED
IOWA - 3.9% - (CONTINUED)
   Washington County Hospital Revenue
      Bonds, Washington County
      Hospital Project,
      5.38%, 7/1/26                                    $      1,525   $    1,566
      5.50%, 7/1/32                                           1,275        1,312
--------------------------------------------------------------------------------
                                                                          12,552
--------------------------------------------------------------------------------
KANSAS - 0.5%
   Olathe Senior Living Facility Revenue
      Bonds, Series A, Aberdeen Village,
      Inc., Prerefunded,
      8.00%, 5/15/10                                            500          571
   Wyandotte County-Kansas City
      Unified Government Special
      Obligation Revenue Refunding
      Bonds, Series B, Sales Tax
      Second Lien,
      5.00%, 12/1/20                                          1,000        1,036
--------------------------------------------------------------------------------
                                                                           1,607
--------------------------------------------------------------------------------
LOUISIANA - 0.6%
   Plaquemines Port Harbor & Terminal
      District Revenue Refunding Bonds,
      Series B, Electro-Coal Tranfer Corp.
      Project,
      5.00%, 9/1/07                                           2,000        2,010
--------------------------------------------------------------------------------
MAINE - 0.3%
   Maine Finance Authority Solid Waste
      Recycling Facilities Revenue
      Bonds (AMT), Great Northern
      Paper Project, Bowater Inc.,
      7.75%, 10/1/22                                          1,000        1,008
--------------------------------------------------------------------------------
MARYLAND - 2.8%
   Annapolis Special Obligation
      Revenue Bonds, Series A,
      Park Place Project,
      5.35%, 7/1/34                                           1,000        1,027
   Anne Arundel County Special
      Obligation Bonds, National
      Business Park Project, Prerefunded,
      7.38%, 7/1/10                                             500          557
   Maryland Industrial Development
      Financing Authority Revenue
      Bonds, Series A, Our Lady of Good
      Counsel School,
      6.00%, 5/1/35                                           1,000        1,068

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   37   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - (CONTINUED)
MARYLAND -2.8% - (CONTINUED)
   Maryland State Economic
      Development Corp. Student
      Housing Revenue Bonds,
      University of Maryland, College
      Park Project, Prerefunded,
      5.63%, 6/1/13                                    $      1,000   $    1,102
   Maryland State Health & Higher
      Educational Facilities Authority
      Revenue Bonds, Series A, King
      Farm Presbyterian Community,
      5.30%, 1/1/37                                           1,000        1,020
   Maryland State Health & Higher
      Educational Facilities Authority
      Revenue Bonds, Series A,
      Mercy Ridge, Prerefunded,
      6.00%, 4/1/13                                           1,000        1,128
   Maryland State Health & Higher
      Educational Facilities Authority
      Revenue Bonds, Washington
      Christian Academy,
      5.50%, 7/1/38                                           1,170        1,196
   Prince Georges County Special
      Obligation Bonds, National Harbor Project,
      5.20%, 7/1/34                                           1,000        1,024
   Westminster Educational Facilities
      Revenue Bonds, McDaniel College, Inc.,
      5.00%, 11/1/31                                          1,000        1,038
--------------------------------------------------------------------------------
                                                                           9,160
--------------------------------------------------------------------------------
MASSACHUSETTS - 2.2%
   Massachusetts State Development
      Finance Agency Revenue Bonds,
      Hampshire College,
      5.70%, 10/1/34                                          1,000        1,063
   Massachusetts State Development
      Finance Agency Revenue Bonds,
      Series B, Briarwood, Prerefunded,
      8.25%, 12/1/10                                            500          581
   Massachusetts State Development
      Finance Agency Revenue Bonds
      (AMT), Waste Management Project,
      5.50%, Mandatory Put 5/1/14                             1,000        1,064

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - (CONTINUED)
MASSACHUSETTS - 2.2% - (CONTINUED)
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bonds, Series A,
      Northern Berkshire Health System,
      6.38%, 7/1/34                                    $      1,000   $    1,050
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bonds, Series B,
      Northern Berkshire Health System,
      6.38%, 7/1/34                                             500          525
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bonds, Series D,
      Milton Hospital,
      5.25%, 7/1/30                                           2,150        2,227
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bonds, Series E,
      Berkshire Health System
      (G.O. of Institution),
      6.25%, 10/1/31                                            500          543
--------------------------------------------------------------------------------
                                                                           7,053
--------------------------------------------------------------------------------
MICHIGAN - 3.0%
   Flint Hospital Building Authority
      Revenue Refunding Bonds,
      Hurley Medical Center,
      6.00%, 7/1/20                                           1,000        1,052
   Michigan State Strategic Fund Ltd.
      Obligation Revenue Bonds (AMT),
      Republic Services Inc.,
      4.25%, Mandatory Put 4/1/14                             1,985        1,966
   Michigan State Strategic Fund Ltd.
      Obligation Revenue Refunding
      Bonds (AMT), Dow Chemical Project,
      5.50%, Mandatory Put 6/1/13                             3,825        4,116
   Michigan Strategic Fund PCR
      Refunding Bonds, General
      Motors Corp.,
      6.20%, 9/1/20                                           2,500        2,526
--------------------------------------------------------------------------------
                                                                           9,660
--------------------------------------------------------------------------------
MINNESOTA - 0.3%
   Duluth Economic Development
      Authority Health Care Facilities
      Revenue Bonds, St. Luke's Hospital,
      7.25%, 6/15/32                                            750          817
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - (CONTINUED)
MISSISSIPPI - 1.6%
   Lowndes County Solid Waste
      Disposal & PCR Refunding Bonds,
      Series B, Weyerhaeuser Co. Project,
      6.70%, 4/1/22                                    $      1,000   $    1,208
   Mississippi Business Finance Corp.
      PCR Refunding Bonds, Systems
      Energy Resources, Inc. Project,
      5.90%, 5/1/22                                             630          632
   Mississippi Development Bank
      Special Obligation Revenue Bonds,
      Harrison County Highway
      Construction (FGIC Insured),
      5.00%, 1/1/16                                           3,000        3,231
--------------------------------------------------------------------------------
                                                                           5,071
--------------------------------------------------------------------------------
NEW HAMPSHIRE - 0.2%
   New Hampshire Business Finance
      Authority PCR Refunding Bonds,
      Series D (AMT), Public Service Co.
      of New Hampshire,
      6.00%, 5/1/21                                             500          519
--------------------------------------------------------------------------------
NEW JERSEY - 2.4%
   Middlesex County Improvement
      Authority Revenue Bonds,
      Series A, George Street Student
      Housing Project,
      5.00%, 8/15/35                                          1,000        1,038
   New Jersey Economic Development
      Authority Revenue Bonds,
      Cigarette Tax,
      5.75%, 6/15/34                                          1,000        1,081
   New Jersey Economic Development
      Authority Revenue Bonds,
      Series A, First Mortgage-Lions
      Gate Project,
      5.88%, 1/1/37                                           1,000        1,037
   New Jersey Health Care Facilities
      Financing Authority Revenue
      Bonds, Series A, Capital Health
      Systems Obligation Group,
      5.38%, 7/1/33                                           1,000        1,046
   New Jersey State Educational
      Facilities Authority Revenue Bonds,
      Series D, Fairleigh Dickinson
      University,
      6.00%, 7/1/25                                           1,000        1,088

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - (CONTINUED)
NEW JERSEY - 2.4% - (CONTINUED)
   Tobacco Settlement Financing Corp.
      Revenue Bonds, Prerefunded,
      6.75%, 6/1/13                                    $        500   $      583
   Tobacco Settlement Financing Corp.
      Revenue Bonds, Series 1A,
      4.75%, 6/1/34                                           2,000        1,887
--------------------------------------------------------------------------------
                                                                           7,760
--------------------------------------------------------------------------------
NEW YORK - 4.8%
   Long Island Power Authority Electric
      Systems Revenue Bonds, Series B,
      5.25%, 12/1/14                                          3,000        3,282
   Metropolitan Transportation Authority
      Dedicated Tax Fund Revenue
      Bonds, Series A (FGIC Insured),
      5.25%, 11/15/14                                         1,695        1,867
   Monroe County IDA Civic Facilities
      Revenue Refunding Bonds,
      Highland Hospital Rochester,
      5.00%, 8/1/22                                           1,000        1,035
   New York City G.O. Bonds, Series B,
      6.50%, 8/15/09                                          1,500        1,593
   New York City IDA Special Facilities
      Revenue Bonds (AMT), Terminal
      One Group Association Project,
      5.50%, 1/1/24                                           1,000        1,076
   New York City Transitional Finance
      Authority Revenue Refunding
      Bonds, Series A-1, Future Tax Secured,
      5.00%, 11/1/14                                          2,000        2,164
   New York Liberty Development Corp.
      Revenue Bonds, Series A, National
      Sports Museum Project,
      6.50%, 8/15/09                                          2,500        2,614
   New York State Mortgage Agency
      Revenue Bonds, Series 130 (AMT),
      Homeowner Mortgage,
      4.80%, 10/1/37                                          1,740        1,754
--------------------------------------------------------------------------------
                                                                          15,385
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   39   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2 - CONTINUED
NORTH CAROLINA - 2.1%
   Gaston County Industrial Facilities & Pollution
      Control Financing Authority Revenue Bonds
      (AMT), Exempt Facilities-National Gypsum
      Co. Project,
      5.75%, 8/1/35                                    $      1,500   $    1,575
   North Carolina Eastern Municipal
      Power Agency Power System
      Revenue Bonds, Series D,
      6.45%, 1/1/14                                             385          414
   North Carolina Eastern Municipal
      Power Agency Power System
      Revenue Refunding Bonds, Series B,
      6.13%, 1/1/09                                             500          519
      5.70%, 1/1/17                                           1,500        1,572
   North Carolina Eastern Municipal
      Power Agency Power System
      Revenue Refunding Bonds, Series F,
      5.38%, 1/1/13                                           1,000        1,074
   North Carolina Municipal Power
      Agency No. 1 Catawba Electric
      Revenue Bonds, Series A,
      5.50%, 1/1/13                                           1,000        1,072
   North Carolina Municipal Power
      Agency No. 1 Catawba Electric
      Revenue Bonds, Series B,
      6.38%, 1/1/13                                             500          537
--------------------------------------------------------------------------------
                                                                           6,763
--------------------------------------------------------------------------------
OHIO - 2.2%
   Ohio State Higher Educational Facility
      Commission Revenue Bonds,
      Series A, University Hospitals
      Health Systems, Inc.,
      5.25%, 1/15/46                                          3,500        3,697
   Toledo-Lucas County Port Authority
      Revenue Refunding Bonds, CSX
      Transportation, Inc. Project,
      6.45%, 12/15/21                                         2,750        3,325
--------------------------------------------------------------------------------
                                                                           7,022
--------------------------------------------------------------------------------
OKLAHOMA - 0.8%
   Langston Economic Development
      Authority Student Housing
      Revenue Bonds, Series A,
      Langston Community Development
      Corp., Prerefunded,
      7.75%, 8/1/10                                             500          572

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2 - CONTINUED
OKLAHOMA - 0.8% - (CONTINUED)
   Norman Regional Hospital Authority
      Revenue Bonds,
      5.38%, 9/1/36                                    $      2,000   $    2,078
--------------------------------------------------------------------------------
                                                                           2,650
--------------------------------------------------------------------------------
PENNSYLVANIA - 6.2%
   Allegheny County Redevelopment
      Authority Tax Allocation Revenue
      Bonds, Pittsburgh Mills Project,
      5.60%, 7/1/23                                           2,000        2,089
   Bucks County IDA Retirement
      Community Revenue Bonds, Ann's
      Choice Inc., Facility, Series A
      6.25%, 1/1/35                                           2,600        2,751
   Carbon County IDA Resource
      Recovery Refunding Bonds (AMT),
      Panther Creek Partners Project,
      6.65%, 5/1/10                                           1,675        1,730
   Fulton County IDA Hospital Revenue
      Bonds, Fulton County Medical
      Center Project,
      5.90%, 7/1/40                                           2,000        2,062
   Montgomery County Higher
      Education & Health Authority
      Revenue Bonds, Series A,
      Philadelphia Geriatric Center, Prerefunded,
      7.25%, 12/1/09                                            500          554
   Pennsylvania Economic Development
      Financing Authority Exempt
      Facilities Revenue Bonds, Series A
      (AMT), Amtrak Project,
      6.13%, 11/1/21                                          1,400        1,498
   Pennsylvania Economic Development
      Financing Authority Exempt
      Facilities Revenue Bonds, Series A
      (AMT), National Gypsum Co.,
      Shippingport Project,
      6.25%, 11/1/27                                          1,400        1,474
   Pennsylvania Economic Development
      Financing Authority Exempt
      Facilities Revenue Bonds, Series A
      (AMT), Reliant Energy,
      6.75%, 12/1/36                                          1,750        1,926
   Pennsylvania State Higher
      Educational Facilities Authority
      Revenue Bonds, LaSalle University,
      5.50%, 5/1/34                                           1,000        1,055

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2 - CONTINUED
PENNSYLVANIA - 6.2% - (CONTINUED)
   Pennsylvania State Higher
      Educational Facilities Authority
      Revenue Bonds, Series A,
      Philadelphia University,
      5.25%, 6/1/32                                    $      1,250   $    1,301
   Pennsylvania State Higher
      Educational Facilities Authority
      Revenue Bonds, Widener
      University, 5.40%, 7/15/36                                750          790
   Pennsylvania State Higher
      Educational Facilities Authority
      Student Housing Revenue Bonds,
      Series A, Student Association,
      Inc. Project, 6.75%, 9/1/32                               490          530
   Philadelphia School District G.O.
      Bonds, Series A (FSA - State Aid
      Withholding), Prerefunded,
      5.50%, 2/1/12                                           1,000        1,080
   Washington County Redevelopment
      Authority Tax Allocation Revenue
      Bonds, Series A, Victory Centre
      Project - Tanger Outlet
      Development, 5.45%, 7/1/35                              1,000        1,019
--------------------------------------------------------------------------------
                                                                          19,859
--------------------------------------------------------------------------------
PUERTO RICO - 0.3%
   Puerto Rico Highway &
      Transportation Authority
      Transportation Revenue Bonds,
      5.00%, 7/1/09                                           1,000        1,019
--------------------------------------------------------------------------------
SOUTH CAROLINA - 1.4%
   Georgetown County Environmental
      Improvement Revenue Refunding
      Bonds, Series A, International
      Paper Co. Project,
      5.70%, 4/1/14                                           2,200        2,394
   Lancaster County Special
      Assessment Revenue Bonds,
      Series B, Edenmoor Improvement
      District, 5.38%, 12/1/16                                2,000        2,051
--------------------------------------------------------------------------------
                                                                           4,445
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2 - CONTINUED
TENNESSEE - 1.5%
   Johnson City Health & Educational
      Facilities Board Revenue Bonds,
      Series A, First Mortgage-Mountain
      States Health, 5.50%, 7/1/36                     $      2,000   $    2,142
   Shelby County Health Educational &
      Housing Facilities Board Revenue
      Bonds, Series A, Trezevant Manor
      Project, 5.75%, 9/1/37                                  2,700        2,768
--------------------------------------------------------------------------------
                                                                           4,910
--------------------------------------------------------------------------------
TEXAS - 8.2%
   Austin City Convention Center
      Revenue Bonds, Series A,
      Convention Enterprise, Inc.,
      First Tier, Prerefunded, 6.70%, 1/1/11                    700          772
   Brazos County Health Facilities
      Development Corp. Franciscan
      Services Corp. Revenue Bonds,
      5.38%, 1/1/32                                           2,545        2,678
   Brazos River Authority Refunding PCR
      Bonds, Series A (AMT), Texas
      Utilities Electric Co. Project,
      7.70%, 4/1/33                                           1,000        1,139
   Comal County Health Facilities
      Development Revenue Bonds,
      Series A, McKenna Memorial Project,
      6.13%, 2/1/22                                           3,000        3,284
   Corpus Christi G.O. Certificates
      (FSA Insured), Prerefunded,
      5.75%, 3/1/11                                           1,000        1,075
   Dallas County Flood Control District
      No. 1 G.O. Unlimited Refunding
      Bonds, 7.25%, 4/1/32                                    1,000        1,066
   Gulf Coast Waste Disposal
      Authority Revenue Bonds (AMT), Valero
      Energy Corp. Project,
      6.65%, 4/1/32                                           1,000        1,086
   Gulf Coast Waste Disposal Authority
      Revenue Refunding Bonds,
      Series A (AMT), International
      Paper Co. Project,
      6.10%, 8/1/24                                           3,000        3,240

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   41   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - CONTINUED
TEXAS - 8.2% - (CONTINUED)
   HFDC of Central Texas, Inc. Retirement Facilities
      Revenue Bonds, Series A, Legacy at Willow
      Bend Project,
      5.75%, 11/1/36                                   $      1,000   $    1,037
   Houston Industrial Development Corp. Revenue
      Bonds (AMT), Air Cargo,
      6.38%, 1/1/23                                             500          535
   Houston Water & Sewer System Junior Lien Revenue
      Bonds, Series A (FSA Insured), Prerefunded,
      5.50%, 12/1/11                                          1,535        1,653
   Matagorda County Navigation District No. 1
      Collateralized Revenue Refunding Bonds,
      Centerpoint Energy Houston Electric,
      LLC Project,
      5.60%, 3/1/27                                             500          529
   Port Corpus Christi Industrial Development Corp.
      Environmental Facilities Revenue Bonds (AMT),
      Citgo Petroleum Corp.,
      8.25%, 11/1/31                                          1,000        1,022
   Sabine River Authority Revenue Refunding Bonds,
      Series B, TXU Energy Co. LLC Project,
      6.15%, 8/1/22                                             500          532
   Sam Rayburn Municipal Power Agency Revenue
      Refunding Bonds,
      6.00%, 10/1/21                                            500          529
   Tarrant County Cultural Education Facilities
      Finance Corp. Retirement Facilities Revenue
      Bonds, Series A, Edgemere Project,
      6.00%, 11/15/26                                           750          805
      6.00%, 11/15/36                                         1,265        1,347
   Texas State Turnpike Authority Central Texas
      Turnpike Systems Revenue Bonds, Series A,
      First Tier (AMBAC Insured),
      5.50%, 8/15/39                                          1,000        1,076
   Travis County Health Facilities Development Corp.
      Retirement Facility Revenue Bonds, Querencia
      Barton Creek Project,
      5.65%, 11/15/35                                         2,750        2,863
--------------------------------------------------------------------------------
                                                                          26,268
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - CONTINUED
VIRGIN ISLANDS - 0.2%
   University of the Virgin Islands General
      Improvement Bonds, Series A (G.O. of
      University),
      5.38%, 6/1/34                                    $        750   $      792
--------------------------------------------------------------------------------
VIRGINIA - 3.1%
   Amherst IDA Revenue Refunding Bonds, Educational
      Facilities - Sweet Briar,
      5.00%, 9/1/26                                           1,000        1,030
   Charles City & County IDA Solid Waste Disposal
      Facilities Revenue Bonds (AMT), Waste
      Management, Inc. Project,
      6.25%, Mandatory Put 4/1/12                               500          541
   Chesapeake Hospital Authority Facilities Revenue
      Bonds, Chesapeake General Hospital, Series A,
      5.25%, 7/1/18                                           1,500        1,601
   Tobacco Settlement Financing Corp. Revenue Bonds,
      Asset Backed,
      5.63%, 6/1/37                                           4,530        4,815
   West Point IDA Solid Waste Disposal Revenue
      Bonds, Series A (AMT), Chesapeake Corp.
      Project,
      6.38%, 3/1/19                                           2,000        2,008
--------------------------------------------------------------------------------
                                                                           9,995
--------------------------------------------------------------------------------
WASHINGTON - 0.9%
   Washington State Housing Finance Commission
      Nonprofit Revenue Bonds, Series A, Skyline at
      First Hill Project,
      5.25%, 1/1/17                                           1,000        1,007
      5.63%, 1/1/27                                           1,000        1,031
      5.63%, 1/1/38                                           1,000        1,023
--------------------------------------------------------------------------------
                                                                           3,061
--------------------------------------------------------------------------------
WISCONSIN - 2.0%
   Wisconsin Health & Educational Facilities
      Authority Revenue Bonds, Series A, Beaver Dam
      Community Hospitals,
      6.75%, 8/15/34                                          1,000        1,099

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.2% - CONTINUED
WISCONSIN - 2.0% - (CONTINUED)
   Wisconsin Health & Educational Facilities
      Authority Revenue Bonds, Vernon Memorial
      Healthcare Project,
      5.10%, 3/1/25                                    $      1,000   $    1,019
      5.25%, 3/1/35                                           1,000        1,025
   Wisconsin Health & Educational Facilities
      Authority Revenue Refunding Bonds, Divine
      Savior Healthcare,
      5.00%, 5/1/32                                           3,155        3,181
--------------------------------------------------------------------------------
                                                                           6,324
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $296,908)                                                          306,454

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 3.9%
   AIM Tax-Free Cash Reserve Portfolio                   12,507,329       12,507
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY
--------------------------------------------------------------------------------
(COST $12,507)                                                            12,507

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.8%
   Clarksville Tennessee Public Building Authority
      Revenue VRDB, Pooled Financing - Tennessee
      Municipal Bond Fund (Bank of America LOC),
      3.80%, 4/2/07                                    $        965           965
      3.80%, 4/2/07                                             400           400
   Mississippi Medical Center Educational Building
      Corp. Revenue VRDB, Adult Hospital Project
      (AMBAC Insured),
      3.65%, 4/5/07                                           3,550         3,550
   Phoenix IDA Revenue VRDB, Valley of the Sun YMCA
      Project (Bank of America N.A. LOC),
      3.79%, 4/2/07                                             100           100

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.8% - CONTINUED
   Valdez Marine Term Revenue Refunding VRDB,
      Series B, BP Pipelines Project,
      3.80%, 4/2/07                                    $        700    $      700
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $5,715)                                                              5,715
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.9%
--------------------------------------------------------------------------------
(COST $315,130)                                                          324,676
   Liabilities less Other Assets - (0.9)%                                 (2,885)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  321,791

(1)  When-Issued Security

Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the High Yield Municipal Fund were:

INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Development                                                           24.8%
General                                                                8.1
Medical                                                               22.0
Pollution                                                              9.0
All other sectors less than 5%                                        36.1
--------------------------------------------------------------------------------
Total                                                                100.0%

At March 31, 2007, the credit quality distribution (unaudited) for the High Yield Municipal Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                  %
--------------------------------------------------------------------------------
AAA                                                                    6.1%
AA                                                                     2.0
A                                                                     15.3
BBB                                                                   33.3
BB                                                                     5.2
B                                                                      2.1
Not Rated                                                             32.6
Cash and Equivalents                                                   3.4
--------------------------------------------------------------------------------
Total                                                                100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   43   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX - EXEMPT FUND

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2%
ARIZONA - 1.2%
   Arizona School District COP TAN,
      4.50%, 7/30/07                                   $      5,000   $    5,012
   Arizona State Transportation Board
      Highway Revenue Bonds, Series B,
      5.25%, 7/1/15                                           2,650        2,841
--------------------------------------------------------------------------------
                                                                           7,853
--------------------------------------------------------------------------------
CALIFORNIA - 15.4%
   Anaheim PFA Revenue Bonds, Electric
      System Distributing Facilities
      (MBIA Insured), Prerefunded,
      5.00%, 10/1/08                                          2,000        2,063
   Bay Area Governments Association
      Infrastructure Financing Authority
      Revenue Bonds, Payment
      Acceleration Notes (FGIC Insured),
      5.00%, 8/1/17                                           5,000        5,287
   Bay Area Governments Association
      Infrastructure Financing Authority
      Revenue Bonds, Payment
      Acceleration Notes (XLCA Insured),
      5.00%, 8/1/13                                           5,000        5,213
      5.00%, 8/1/17                                           2,500        2,665
   Beverly Hills PFA Lease Revenue
      Bonds, Capital Improvement Project,
      4.50%, 6/1/28                                           2,500        2,493
   California Housing Finance Agency
      Revenue Bonds, Series M (AMT),
      Home Mortgage,
      4.55%, 8/1/21                                           2,500        2,509
   California State Department of Water
      Resources Power Supply Revenue
      Bonds, Series A (AMBAC Insured),
      5.50%, 5/1/14                                           5,000        5,465
   California State Economic Recovery
      G.O. Unlimited Bonds, Series A
      (FGIC-TCRS Insured),
      5.00%, 7/1/17                                           5,000        5,265
   California State Economic Recovery
      G.O. Unlimited Bonds, Series A,
      5.25%, 7/1/14                                          10,000       10,964
   California State G.O. Bonds
      (AMBAC Insured),
      5.00%, 10/1/18                                            235          239
   California State G.O. Bonds
      (AMBAC Insured), Prerefunded,
      5.00%, 10/1/07                                          2,620        2,664
      5.00%, 10/1/07                                            255          259

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
CALIFORNIA - 15.4% - (CONTINUED)
   California State G.O. Unlimited Bonds,
      5.75%, 5/1/30                                    $        185   $      198
   California State G.O. Unlimited Bonds,
      Prerefunded,
      5.75%, 5/1/10                                             390          418
   California State G.O. Unlimited
      Refunding Bonds (MBIA Insured),
      4.00%, 12/1/19                                          5,305        5,217
   California State G.O. Unlimited
      Refunding Bonds, (1)
      5.00%, 8/1/19                                           9,250        9,905
   California State G.O. Unlimited
      Refunding Bonds (MBIA Insured), (1)
      4.25%, 8/1/33                                           5,000        4,756
   Colton Joint Unified School District
      G.O. Unlimited Bonds, Series A
      (FGIC Insured),
      5.38%, 8/1/26                                           2,500        2,717
   Contra Costa County Public Financing
      Authority Lease Revenue Bonds,
      Series A (MBIA Insured),
      4.00%, 6/1/19                                           2,850        2,803
   Golden State Tobacco Securitization
      Corp. Tobacco Settlement Revenue
      Bonds, Series A, Enhanced Asset
      Backed (AMBAC Insured),
      5.00%, 6/1/21                                           3,000        3,130
   Industry Public Facilities Authority Tax
      Allocation Revenue Bonds
      (MBIA Insured),
      4.30%, 5/1/21                                           5,000        4,988
   Los Angeles Harbor Department
      Revenue Refunding Bonds, Series B
      (AMT) (AMBAC Insured),
      5.50%, 8/1/19                                           3,225        3,409
   Los Angeles Unified School District
      G.O. Unlimited Refunding Bonds,
      Series A-2 (FGIC Insured),
      4.25%, 1/1/28                                           4,465        4,339
   Menlo Park G.O. Unlimited Bonds,
      5.25%, 8/1/27                                           1,000        1,072
   Moreland School District G.O.
      Unlimited Bonds, Series C,
      Election of 2002 (FGIC Insured),
      0.00%, 8/1/29                                           3,500        1,117

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
CALIFORNIA - 15.4% - (CONTINUED)
   Orange County Sanitation District COP
      (FGIC Insured),
      5.25%, 2/1/28                                    $      5,000   $    5,318
   Sacramento Municipal Utility District
      Electrical Revenue Bonds, Series R
      (MBIA Insured),
      5.00%, 8/15/28                                          2,620        2,747
   University of California Revenue
      Bonds, Multiple Purpose Projects,
      Series Q (FSA Insured),
      Prerefunded,
      5.00%, 9/1/11                                           1,000        1,063
--------------------------------------------------------------------------------
                                                                          98,283
--------------------------------------------------------------------------------
COLORADO - 0.3%
   Metro Wastewater Reclamation
      District Gross Revenue Refunding
      Bonds, Sewer Project,
      5.45%, 4/1/12                                           2,000        2,034
--------------------------------------------------------------------------------
CONNECTICUT - 0.7%
   Connecticut HFA Mortgage Program
      Revenue Bonds, Series D,
      4.65%, 11/15/27                                         3,335        3,392
   Connecticut State Special Obligation
      Rate Reduction Revenue Bonds,
      Series A,
      5.00%, 6/30/09                                          1,000        1,030
--------------------------------------------------------------------------------
                                                                           4,422
--------------------------------------------------------------------------------
FLORIDA - 6.4%
   Crossings at Fleming Island Community
      Development District Special
      Assessment Revenue Refunding
      Bonds, Series C,
      7.05%, 5/1/15                                             300          318
   Dade County G.O. Unlimited Refunding
      Bonds (MBIA Insured),
      6.50%, 10/1/10                                            400          437
   Florida State Department
      Environmental Protection Revenue
      Bonds, Series B,
      5.25%, 7/1/16                                           2,380        2,568
   Gainesville Utility Systems Revenue
      Bonds, Series A,
      5.25%, 10/1/15                                          1,065        1,153
      5.25%, 10/1/16                                          1,120        1,213

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
FLORIDA - 6.4% - (CONTINUED)
   Jacksonville Excise Taxes Revenue
      Refunding Bonds, Series C
      (MBIA Insured),
      5.25%, 10/1/16                                   $      1,300   $    1,388
   JEA St. Johns River Revenue
      Refunding Bonds, Series 17-2,
      5.25%, 10/1/13                                          2,000        2,119
   Lee County Transportation Revenue
      Bonds (AMBAC Insured),
      5.50%, 10/1/14                                            900          965
   Marco Island Utility System Revenue
      Bonds (MBIA Insured),
      5.25%, 10/1/15                                          2,520        2,727
   Miami-Dade County Aviation Revenue
      Refunding Bonds, Series D (AMT),
      Miami Intl. Airport (MBIA Insured),
      5.25%, 10/1/18                                          1,645        1,743
   Miami-Dade County Expressway
      Authority Toll System Revenue
      Bonds, Series B (FGIC Insured),
      5.25%, 7/1/25                                           2,525        2,730
   Miami-Dade County School District
      G.O. Refunding Bonds (FSA Insured),
      5.38%, 8/1/14                                           1,000        1,103
   Osceola County Infrastructure Sales
      Surtax Revenue Bonds
      (AMBAC Insured),
      5.38%, 10/1/21                                          1,000        1,078
   Osceola County School District
      Revenue Bonds, Series A
      (FSA Insured), (1)
      5.00%, 6/1/17                                           2,400        2,614
      5.00%, 6/1/19                                           2,680        2,894
   Osceola County School District
      Revenue Bonds, Series B
      (FSA Insured), (1)
      5.00%, 6/1/17                                           2,315        2,521
   Palm Beach County Criminal Justice
      Facilities Revenue Bonds
      (FGIC Insured),
      5.75%, 6/1/13                                           1,550        1,722
   Palm Beach County G.O. Unlimited
      Refunding Bonds, Series B,
      6.50%, 7/1/10                                             250          272
   Palm Coast Utility System Revenue
      Bonds (MBIA Insured),
      5.25%, 10/1/21                                          1,000        1,079

See Notes to the Financial Statements.


NORTHERN FUNDS ANNUAL REPORT   45   TAX-EXEMPT FIXED INCOME FUNDS

TAX - EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX - EXEMPT FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
FLORIDA - 6.4% - (CONTINUED)
   Polk County Utility System Revenue
      Refunding Bonds, Series B
      (FGIC Insured),
      5.00%, 10/1/14                                   $      1,500   $    1,621
   Pompano Beach Water & Sewer
      Revenue Bonds (FGIC
      Insured), Prerefunded,
      5.05%, 7/1/07                                           1,000        1,013
   South Florida Water Management
      District Special
      Obligation Limited
      Acquisition Revenue
      Refunding
      Bonds (AMBAC Insured),
      5.25%, 10/1/13                                          1,250        1,360
   Sunrise Utility System Revenue
      Refunding Bonds, Series A
      (AMBAC Insured),
      5.50%, 10/1/15                                          5,950        6,527
--------------------------------------------------------------------------------
                                                                          41,165
--------------------------------------------------------------------------------
GEORGIA - 1.3%
   Fulton County Facilities Corp. COP,
      Fulton County Public Purpose
      Project (AMBAC Insured),
      5.50%, 11/1/18                                          6,500        6,926
   Milledgeville-Baldwin County
      Development Authority Revenue
      Bonds, College & State
      University Funding,
      5.50%, 9/1/24                                           1,000        1,072
--------------------------------------------------------------------------------
                                                                           7,998
--------------------------------------------------------------------------------
ILLINOIS - 4.2%
   Chicago O'Hare
   International Airport
      Revenue Bonds, Series A,
      Passenger Facilities Charge
      (AMBAC Insured),
      5.60%, 1/1/09                                           5,000        5,057
   Chicago Wastewater Transmission
      Second Lien Revenue Bonds
      (MBIA Insured),
      Prerefunded,
      6.00%, 1/1/10                                           1,000        1,070
      6.00%, 1/1/10                                           1,000        1,070
   Cook County Capital Improvement G.O.
      Unlimited Bonds, Series C
      (AMBAC Insured),
      5.00%, 11/15/25                                         2,500        2,625

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
ILLINOIS - 4.2% - (CONTINUED)
   Cook County G.O. Unlimited Bonds,
      Series A, Capital Improvement
      (FGIC Insured), Prerefunded,
      5.00%, 11/15/09                                  $      4,000   $    4,172
   Illinois Development Finance Authority
      Economic Development Revenue
      Bonds, Latin School of Chicago
      Project, Prerefunded,
      5.60%, 8/1/08                                             500          512
   Illinois Development Finance Authority
      Revenue Bonds, Series B,
      Midwestern University Project,
      Prerefunded,
      5.75%, 5/15/11                                            500          543
   Illinois Educational
      Facilities Authority
      Adjustable Revenue Bonds, Field
      Museum of Natural History Project,
      4.60%, Mandatory Put 11/1/15                            4,250        4,340
   Illinois Educational Facilities Authority
      Student Housing Revenue Bonds,
      Educational Advancement Fund
      University Center
      Project, Prerefunded,
      6.00%, 5/1/12                                             750          836
   Illinois Health Facilities Authority
      Revenue Bonds, Riverside
      Health System, Prerefunded,
      6.00%, 11/15/12                                         1,000        1,115
   Metropolitan Pier & Exposition
      Authority Revenue Bonds,
      Series A, McCormick Place Expansion
      (MBIA Insured),
      5.25%, 6/15/42                                          5,000        5,336
--------------------------------------------------------------------------------
                                                                          26,676
--------------------------------------------------------------------------------
IOWA - 1.2%
   Iowa Finance Authority Hospital
      Facility Revenue Bonds,
      Mercy Medical Center
      Project (FSA Insured),
      Prerefunded,
      6.00%, 8/15/09                                          3,610        3,833
   Polk County G.O. Unlimited Bonds,
      Series C, 4.00%, 6/1/19                                 3,910        3,849
--------------------------------------------------------------------------------
                                                                           7,682
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUND   46   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
KANSAS - 2.2%
   Kansas State Department of
      Transportation Highway Revenue
      Bonds, Series A, Prerefunded,
      5.75%, 9/1/10                                    $      5,000   $    5,334
   Wichita Hospital Improvement
      Facilities Revenue
      Refunding Bonds, Series III,
      5.25%, 11/15/15                                         1,385        1,456
      6.25%, 11/15/18                                         1,600        1,748
   Wichita Water & Sewer Utility
      Revenue Bonds (FGIC Insured),
      5.25%, 10/1/18                                          4,000        4,322
   Wichita Water & Sewer Utility
      Revenue Bonds (FSA
      Insured), 5.00%, 10/1/19                                1,110        1,205
--------------------------------------------------------------------------------
                                                                          14,065
--------------------------------------------------------------------------------
LOUISIANA - 1.6%
   Louisiana State Gas & Fuels TRB,
      Series A (FSA Insured),
      5.00%, 5/1/36                                          10,000       10,545
--------------------------------------------------------------------------------
MARYLAND - 0.8%
   Washington Suburban Sanitation
      District General
      Construction G.O.
      Unlimited Refunding Bonds,
      5.00%, 6/1/09                                           5,000        5,151
--------------------------------------------------------------------------------
MASSACHUSETTS - 6.1%
   Lawrence G.O. Limited Bonds
      (AMBAC Insured - State Aid
      Withholding), Prerefunded,
      5.50%, 2/1/11                                           2,625        2,795
   Massachusetts Health & Educational
      Facilities Authority
      Revenue Bonds,
      Series N, Harvard University
      (G.O. of Institution Insured),
      6.25%, 4/1/20                                          10,000       12,310
   Massachusetts School Building
      Authority Dedicated
      Sales TRB,
      Series A (AMBAC Insured),
      5.00%, 8/15/24                                         10,000       10,728
      4.75%, 8/15/32                                          5,000        5,153
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bonds, Series B,
      Partners Healthcare System,
      5.25%, 7/1/12                                           3,450        3,587


                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
MASSACHUSETTS - 6.1% - (CONTINUED)
   Massachusetts State Housing Finance
      Agency Revenue Bonds, Series III
      (AMT), Single Family,
      3.45%, 12/1/09                                   $      1,050   $    1,039
   Massachusetts State Water
      Resources Authority Revenue
      Refunding Bonds, Series D
      (MBIA Insured G.O. of Authority),
      5.00%, 8/1/24                                           3,200        3,274
--------------------------------------------------------------------------------
                                                                          38,886
--------------------------------------------------------------------------------
MICHIGAN - 0.4%
   Wayne Charter County Airport
      Revenue Bonds, Series B
      (MBIA Insured),
      4.88%, 12/1/23                                          2,500        2,546
--------------------------------------------------------------------------------
MINNESOTA - 0.1%
   Minnesota State Housing Finance
      Agency SFM Revenue Bonds,
      Series A (MBIA Insured),
      5.35%, 7/1/17                                             515          528
--------------------------------------------------------------------------------
MISSOURI - 0.4%
   Metro Development Agency District
      Revenue Bonds, Series B, Metrolink
      Cross Country Project (FSA Insured),
      5.25%, 10/1/17                                          2,620        2,839
--------------------------------------------------------------------------------
NEBRASKA - 0.8%
   Public Power Generation Agency
      Revenue Bonds, Series 2-A,
      Whelan Energy Control Unit
      (AMBAC Insured),
      5.00%, 1/1/41                                           5,000        5,248
--------------------------------------------------------------------------------
NEW JERSEY - 2.4%
   New Jersey Economic Development
      Authority Revenue Bonds,
      Cigarette Tax,
      5.63%, 6/15/19                                          3,985        4,162
   New Jersey Health Care Facilities
      Financing Authority
      Revenue Refunding Bonds,
      Atlantic City Medical Center,
      6.25%, 7/1/17                                           1,000        1,106
   New Jersey State TRAN,
      4.50%, 6/22/07                                         10,000       10,016
--------------------------------------------------------------------------------
                                                                          15,284
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


                NORTHERN FUNDS ANNUAL REPORT   47   TAX-EXEMPT FIXED INCOME FUND

TAX - EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX - EXEMPT FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
NEW MEXICO - 0.8%
   Santa Fe City Gross Receipts TRB,
     6.00%, 6/1/11                                     $      5,250   $    5,385
--------------------------------------------------------------------------------
NEW YORK - 13.1%
   Metropolitan Transportation Authority
      Dedicated Tax Fund Revenue Bonds,
      Series A (FGIC Insured),
      Prerefunded,
      6.13%, 4/1/10                                           3,815        4,089
   New York City G.O. Bonds, Series A,
      6.00%, 5/15/19                                             30           32
   New York City G.O. Bonds, Series A,
      Prerefunded,
      6.00%, 5/15/10                                            305          329
   New York City Municipal Water
      Finance Authority Water & Sewer
      Systems Revenue Bonds, Series A,
      4.75%, 6/15/30                                          2,500        2,577
   New York Liberty Development Corp.
      Revenue Bonds, Goldman Sachs
      Headquarters,
      5.25%, 10/1/35                                          7,500        8,543
   New York State Dormitory Authority
      Personnel Income TRB, Series D,
      5.00%, 3/15/36                                          5,000        5,301
   New York State Environmental
      Facilities Corp. Municipal Water
      Finance Authority Revenue Bonds,
      Series A, State Clean Water &
      Drinking Revolving Funds,
      5.00%, 6/15/20                                          5,245        5,645
   New York State Environmental
      Facilities Corp. Municipal Water
      Finance Authority Revenue Bonds,
      Series C, State Clean Water &
      Drinking Revolving Funds,
      5.00%, 6/15/25                                          5,000        5,314
   New York State Environmental
      Facilities Corp. Revenue Bonds,
      Series A, State Clean Water &
      Drinking Revolving Funds,
      6.00%, 6/15/16                                          1,330        1,396

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
NEW YORK - 13.1% - (CONTINUED)
   New York State Environmental
      Facilities Corp. Revenue Bonds,
      Series A, State Clean Water &
      Drinking Revolving Funds,
      Prerefunded,
      6.00%, 6/15/09                                   $        170   $      179
   New York State Municipal Bond Bank
      Agency Revenue Bonds,
      Series C
      (State-Aid Withholding),
      5.25%, 6/1/17                                          10,000       10,728
   New York State Thruway Authority
      Revenue Bonds, Series A,
      Highway and Bridge Trust Fund
      (FSA Insured), Prerefunded,
      6.00%, 4/1/10                                           1,000        1,077
   New York State Urban Development
      Corp. Revenue Bonds,
      Series A, State Personal Income Tax,
      5.00%, 12/15/20                                         1,575        1,694
   New York State Urban Development
      Corp. Subordinate Lien
      Revenue Bonds (G.O. of Corp.),
      5.50%, 7/1/16                                           1,250        1,274
   Sales Tax Asset Receivables Corp.
      Revenue Bonds, Series A
      (MBIA Insured),
      5.25%, 10/15/19                                         5,100        5,570
   Tobacco Settlement Financing Corp.
      Revenue Bonds, Series B-C1,
      5.25%, 6/1/13                                           5,000        5,083
      5.50%, 6/1/15                                           5,000        5,241
      5.50%, 6/1/18                                           5,000        5,371
      5.50%, 6/1/19                                           2,500        2,715
      5.50%, 6/1/20                                           5,000        5,420
   Triborough Bridge & Tunnel Authority
      Revenue Bonds, Series Y, General
      Purpose (G.O. of Authority),
      Escrowed to Maturity,
      6.00%, 1/1/12                                           6,000        6,431
--------------------------------------------------------------------------------
                                                                          84,009
--------------------------------------------------------------------------------
NORTH CAROLINA - 1.2%
   North Carolina Eastern Municipal
      Power Agency Power System
      Revenue Refunding Bonds, Series A,
      5.20%, 1/1/10                                           2,505        2,588

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUND   48   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
NORTH CAROLINA - 1.2% -(CONTINUED)
   North Carolina State Public
      Improvement G.O. Unlimited Bonds,
      Series A,
      4.25%, 3/1/27                                    $      5,000   $    4,947
--------------------------------------------------------------------------------
                                                                           7,535
--------------------------------------------------------------------------------
OHIO - 1.3%
   Akron G.O. Limited Bonds,
      Prerefunded,
      5.75%, 12/1/10                                          1,000        1,081
   Ohio Housing Finance Agency
      Mortgage Revenue Bonds, Series C
      (AMT), Residential Mortgage-
      Backed Securities (Colld. by GNMA
      Securities),
      5.15%, 3/1/13                                             660          677
   River Valley Local School District G.O.
      Bonds, School Facilities
      Construction & Improvement
      (FSA Insured),
      5.25%, 11/1/20                                          1,235        1,310
   Trotwood-Madison City School District
      G.O. Unlimited Refunding Bonds,
      School Improvement (FSA Insured),
      4.50%, 12/1/30                                          5,000        5,007
--------------------------------------------------------------------------------
                                                                           8,075
--------------------------------------------------------------------------------
OREGON - 0.6%
   Portland City Airport Way Urban
      Renewal & Redevelopment Tax
      Increment Bonds, Series A
      (AMBAC Insured), Prerefunded,
      6.00%, 6/15/10                                          3,450        3,727
--------------------------------------------------------------------------------
PENNSYLVANIA - 5.9%
   Pennsylvania Economic Development
      Financing Authority Exempt
      Facilities Revenue Bonds, Series A
      (AMT), Amtrak Project,
      6.13%, 11/1/21                                          1,200        1,284
   Pennsylvania Housing Finance Agency
      SFM Revenue Bonds, Series 72A
      (AMT),
      4.80%, 4/1/12                                             750          766
   Pennsylvania State G.O. Unlimited
      Bonds, First Series
      (MBIA Insured),
      5.25%, 2/1/10                                          10,000       10,441

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
PENNSYLVANIA - 5.9% - (CONTINUED)
   Pennsylvania State G.O. Unlimited
      Bonds, First Series,
      Prerefunded,
      6.00%, 1/15/10                                   $      2,705   $    2,896
   Pennsylvania State G.O. Unlimited
      Bonds, Second Series
      (FGIC Insured),
      5.00%, 7/1/09                                           5,000        5,152
   Pennsylvania State G.O. Unlimited
      Bonds, Second Series
      (MBIA Insured),
      5.00%, 7/1/10                                           5,000        5,213
   Pennsylvania State Higher Education
      Revenue Bonds, Capital Acquisition
      (MBIA Insured - G.O. of Agency),
      Prerefunded,
      6.00%, 12/15/10                                         1,815        1,962
      6.13%, 12/15/10                                         1,925        2,089
   Pennsylvania State Higher Educational
      Facilities Authority Revenue Bonds,
      Series A, UPMC Health System,
      6.00%, 1/15/22                                          2,000        2,165
   Pennsylvania State Turnpike
      Commission Oil Franchise Refunding
      TRB, Series A (AMBAC Insured),
      5.00%, 12/1/19                                          5,075        5,479
--------------------------------------------------------------------------------
                                                                          37,447
--------------------------------------------------------------------------------
PUERTO RICO - 1.8%
   Puerto Rico Commonwealth Highway
      & Transportation Authority
      Transportation Revenue Bonds,
      Series D, Prerefunded,
      5.25%, 7/1/12                                          10,000       10,743
   Puerto Rico Municipal Financing
      Agency G.O. Unlimited Bonds,
      Series A (FSA Insured),
      Prerefunded,
      6.00%, 8/1/09                                           1,000        1,064
--------------------------------------------------------------------------------
                                                                          11,807
--------------------------------------------------------------------------------
SOUTH CAROLINA - 0.6%
   Charleston Educational Excellence
      Finance Corp. Revenue Bonds,
      Charleston County School District,
      5.25%, 12/1/19                                          3,500        3,765
--------------------------------------------------------------------------------
TENNESSEE - 1.1%
   Memphis General Improvement G.O.
      Unlimited Bonds, Prerefunded,
      5.25%, 4/1/08                                           5,000        5,128

See Notes to the Financial Statements.


                NORTHERN FUNDS ANNUAL REPORT   49   TAX-EXEMPT FIXED INCOME FUND

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
TENNESSEE - 1.1% - (CONTINUED)
   Memphis-Shelby County Airport
      Authority Revenue Bonds, Series D
      (AMT) (AMBAC Insured),
      6.25%, 3/1/15                                    $      2,000   $    2,144
--------------------------------------------------------------------------------
                                                                           7,272
--------------------------------------------------------------------------------
TEXAS - 10.9%
   Alamo Community College District
      G.O. Bonds,
      4.50%, 4/1/07                                           5,500        5,500
   Austin City Utilities System Revenue
      Refunding Bonds (FSA Insured),
      5.13%, 11/15/17                                         3,000        3,026
   Ennis Independent School District
      Capital Appreciation G.O. Refunding
      Bonds (PSF Gtd.), Prerefunded,
      0.00%, 8/15/10                                          2,225          693
   Ennis Independent School District
      Capital Appreciation G.O. Unlimited
      Refunding Bonds (PSF Gtd.),
      0.00%, 8/15/26                                          1,140          347
   Frisco Independent School District
      Building G.O. Unlimited Bonds
      (PSF Gtd.),
      6.50%, 8/15/14                                          1,535        1,738
   Harris County Health Facilities
      Development Corp. Revenue Bonds,
      Series A, Christus Health
      (MBIA Insured),
      5.25%, 7/1/07                                             435          437
   Harris County Health Facilities
      Development Corp. Revenue Bonds,
      Series A, Christus Health (MBIA
      Insured), Escrowed to Maturity,
      5.25%, 7/1/07                                              65           65
   Houston Water & Sewer System
      Revenue Refunding Bonds, Series D,
      Junior Lien (FGIC Insured),
      Prerefunded,
      5.00%, 12/1/07                                          3,500        3,599
   Lewisville Independent School
      District
      G.O. Unlimited Refunding Bonds
      (PSF Gtd.),
      5.25%, 8/15/18                                          5,000        5,486
   Panhandle Regional Housing Finance
      Agency Revenue Bonds, Series A
      (GNMA Insured),
      6.50%, 7/20/21                                            500          548

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
TEXAS - 10.9% - (CONTINUED)
   Sam Rayburn Municipal Power
      Agency Revenue Refunding Bonds,
      6.00%, 10/1/16                                   $      1,000   $    1,058
      6.00%, 10/1/21                                          1,250        1,323
   San Antonio Electricity & Gas Revenue
      Refunding Bonds, Series A,
      5.25%, 2/1/16                                          10,000       10,355
   San Antonio Electricity & Gas Revenue
      Bonds, Series A, Prerefunded,
      5.25%, 2/1/09                                             875          908
   Spring Branch Independent School
      District G.O. Limited Tax Refunding
      Bonds (PSF Gtd),
      4.25%, 2/1/22                                           2,500        2,478
   Texas Municipal Power Agency
      Revenue Refunding Bonds
      (AMBAC Insured),
      4.00%, 9/1/12                                           2,000        2,002
   Texas Municipal Power Agency
      Revenue Refunding Bonds,
      Sub Lien (FGIC Insured),
      4.40%, 9/1/11                                           5,000        5,014
   Texas State TRAN,
      4.50%, 8/31/07                                         15,000       15,046
   Texas State Transportation
      Commission Revenue Bonds,
      First Tier,
      4.50%, 4/1/07                                          10,000       10,000
--------------------------------------------------------------------------------
                                                                          69,623
--------------------------------------------------------------------------------
VIRGIN ISLANDS - 0.1%
   Virgin Islands PFA Revenue Bonds,
      Series A, Gross Receipts Tax Lien
      Note,
      5.63%, 10/1/10                                            700          716
--------------------------------------------------------------------------------
VIRGINIA - 3.1%
   Upper Occoquan Sewage Authority
      Revenue Refunding Bonds, Series A
      (FSA Insured),
      4.50%, 7/1/29                                           5,000        5,016
   Virginia Housing Development
      Authority Commonwealth Mortgage
      Revenue Bonds (AMT), Series C,
      4.50%, 7/1/15                                           3,000        3,027
   Virginia State G.O. Unlimited
      Refunding
      Bonds, Series B,
      5.00%, 6/1/16                                           6,180        6,681

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.2% - CONTINUED
VIRGINIA - 3.1% - (CONTINUED)
   Virginia State Housing Development
      Authority Revenue Bonds, Subseries
      E-1 (AMT) (G.O. of Authority
      Insured),
      4.00%, 4/10/10                                   $      5,100   $    5,137
--------------------------------------------------------------------------------
                                                                          19,861
--------------------------------------------------------------------------------
WASHINGTON - 1.8%
   Snohomish County School District
      No. 15 Edmonds G.O. Unlimited
      Refunding Bonds, Series B
      (FSA Insured),
      5.00%, 12/1/07                                          1,000        1,009
   Washington State G.O. Unlimited
      Bonds, Series S-4,
      5.75%, 1/1/12                                          10,000       10,510
--------------------------------------------------------------------------------
                                                                          11,519
--------------------------------------------------------------------------------
WISCONSIN - 0.4%
   Madison Metropolitan School District
      TRAN,
      4.00%, 9/7/07                                           2,500        2,503
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $558,704)                                                          564,449

                                                          NUMBER        VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 1.6%
   AIM Tax-Free Cash Reserve
      Portfolio                                           9,077,710        9,077
   Dreyfus Tax-Exempt Cash
      Management Fund                                     1,321,732        1,322
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------
(COST $10,399)                                                            10,399

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 11.5%
   California Pollution Control
      Financing
      Authority PCR Refunding VRDB
      (Bank One N.A. LOC),
      3.69%, 4/2/07                                    $      8,900        8,900

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 11.5% - CONTINUED
   Clarksville Public Building
      Authority Adjustable Revenue VRDB,
      Pooled Financing - Tennessee
      Municipal Bond Fund (Bank of
      America N.A. LOC),
      3.80%, 4/2/07                                    $      1,100   $    1,100
   Collier County Health Facilities
      Authority Revenue VRDB, Cleveland
      Health Clinic, Series C-1 (JP
      Morgan Chase Bank LOC),
      3.77%, 4/2/07                                           1,600        1,600
   Colorado Educational & Cultural
      Facilities Authority Revenue VRDB,
      Concordia University Irvine
      Project (U.S. Bank N.A. LOC),
      3.85%, 4/2/07                                           5,300        5,300
   Harris County Health Facilities
      Development Corp. Revenue VRDB,
      Class A, Methodist Hospital
      System,
      3.77%, 4/2/07                                           6,600        6,600
   Highlands County Health Facilities
      Authority Revenue VRDB, Series A,
      Adventist/Sunbelt (FGIC Insured),
      3.65%, 4/5/07                                           4,100        4,100
   Highlands County Health Facilities
      Authority Revenue VRDB, Series A,
      Adventist/Sunbelt (Suntrust Bank
      LOC),
      3.65%, 4/5/07                                           1,250        1,250
   Indiana Health & Educational
      Facilities
      Finance Authority Hospital Revenue
      VRDB, Series A, Howard Regional
      Health System Project (Comerica
      Bank LOC),
      3.84%, 4/2/07                                           7,200        7,200
   Jacksonville Health Facilities
      Authority Hospital Revenue VRDB,
      Baptist Medical Center Project
      (Wachovia Bank N.A. LOC),
      3.75%, 4/2/07                                             600          600
   Lee County Housing Finance
      Authority Multifamily Housing
      Revenue Refunding VRDB, Series A,
      Forestwood Apartments Project
      (FNMA Insured),
      3.67%, 4/4/07                                             300          300
   Louisiana Offshore Terminal
      Authority Deepwater Port Revenue
      VRDB, Series A, Loop LLC Project
      (SunTrust Bank LOC),
      3.80%, 4/2/07                                             200          200

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   51   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

INTERMEDIATE TAX-EXEMPT FUND (continued)

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 11.5% - CONTINUED
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue VRDB, Series GG-1, Harvard
      University,
      3.63%, 4/5/07                                    $      5,000   $    5,000
   Michigan State Hospital Finance
      Authority Revenue Refunding VRDB,
      Series A, Crittenton Hospital
      (Comerica Bank LOC),
      3.80%, 4/2/07                                             600          600
   Mississippi Medical Center
      Educational Building Corp. Revenue
      VRDB, Adult Hospital Project
      (AMBAC Insured),
      3.65%, 4/5/07                                            5,250       5,250
   Missouri Development Finance Board
      Cultural Facilities Revenue VRDB,
      Series B, Nelson Gallery
      Foundation (MBIA Insured),
      3.77%, 4/2/07                                             900          900
   Montgomery County Public Building
      Authority Pooled Financing Revenue
      VRDB, Tennessee County Loan Pool
      (Bank of America N.A. LOC),
      3.80%, 4/2/07                                            4,800       4,800
   Multnomah County Hospital
      Facilities Authority Revenue
      Refunding VRDB, Holladay Park Paza
      Project (Allied Irish Bank PLC LOC),
      3.78%, 4/2/07                                            6,500       6,500
   New York City Municipal Water
      Finance Authority Water & Sewer
      Systems Revenue VRDB, Sub-Series
      C-1,
      3.76%, 4/2/07                                             300          300
   Ohio State Air Quality Development
      Authority Revenue Refunding VRDB,
      Series A, Polution Control
      -Firstenergy (Barclays Bank PLC
      LOC),
      3.60%, 4/4/07                                          10,000       10,000
   Sunshine State Governmental
      Financing Commission Revenue VRDB
      (AMBAC Insured),
      3.80%, 4/2/07                                           1,100        1,100

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 11.5% - CONTINUED
   Wisconsin State Health & Educational
      Facilities Authority Revenue VRDB,
      Series C, Froedtert & Community
      Health (AMBAC Insured),
      3.65%, 4/5/07                                    $      2,100   $    2,100
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $73,700)                                                            73,700
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.3%
--------------------------------------------------------------------------------
(COST $642,803)                                                          648,548
   Liabilities less Other Assets - (1.3)%                                 (8,594)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  639,954

(1)  WHEN-ISSUED SECURITY

Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Intermediate Tax-Exempt Fund were:

                                                                         % OF
INDUSTRY SECTOR                                                      INVESTMENTS
--------------------------------------------------------------------------------
Education                                                                 6.1%
General                                                                   7.5
General Obligation                                                       21.2
Higher Education                                                          6.2
Medical                                                                   7.9
School District                                                           5.9
Transportation                                                            8.2
Utilities                                                                 8.7
All other sectors less than 5%                                           28.3
--------------------------------------------------------------------------------
Total                                                                   100.0%

At March 31, 2007, the credit quality distribution (unaudited) for the Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                     %
--------------------------------------------------------------------------------
AAA                                                                      56.5%
AA                                                                       16.4
A                                                                         6.6
BBB                                                                       3.5
Not Rated                                                                 0.1
SP1/MIG1                                                                  6.0
Cash and Equivalents                                                     10.9
--------------------------------------------------------------------------------
Total                                                                   100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

                                                   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

TAX-EXEMPT FUND

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8%
ARIZONA - 2.5%
   Arizona School District COP TAN,
      4.50%, 7/30/07                                   $      3,500   $    3,509
   Arizona State Transportation Board
      Highway Revenue Bonds, Series B,
      5.25%, 7/1/15                                           2,500        2,679
   Arizona Student Loan Acquisition
      Authority Revenue Refunding
      Bonds, Series A-1 (AMT)
      (Student Loans Gtd.),
      5.90%, 5/1/24                                           1,000        1,059
   Arizona Tourism & Sports Authority
      Revenue Bonds, Series A,
      Multipurpose Stadium Facility
      (MBIA Insured),
      5.00%, 7/1/31                                           2,250        2,342
   Maricopa County Unified School
      District No. 41 Gilbert G.O.
      Unlimited Bonds,
      6.25%, 7/1/15                                             235          242
   Maricopa County Unified School
      District No. 41 Gilbert G.O. Unlimited
      Bonds, Prerefunded,
      6.25%, 7/1/08                                           2,765        2,852
   Phoenix Civic Improvement Corp.
      District Capital Appreciation
      Revenue Bonds, Series B
      (FGIC Insured),
      0.00%, 7/1/20                                           2,045        1,716
--------------------------------------------------------------------------------
                                                                          14,399
--------------------------------------------------------------------------------
CALIFORNIA - 15.6%
   Anaheim PFA Revenue Bonds, Electric
      System Distributing Facilities
      (MBIA Insured), Prerefunded,
      5.00%, 10/1/08                                          2,345        2,418
   Bay Area Governments Association
      Infrastructure Financing Authority
      Revenue Bonds, Payment
      Acceleration Notes (FGIC Insured),
      5.00%, 8/1/17                                           5,000        5,287
   Bay Area Governments Association
      Infrastructure Financing Authority
      Revenue Bonds, Payment
      Acceleration Notes (XLCA Insured),
      5.00%, 8/1/13                                           5,000        5,213
      5.00%, 8/1/17                                           2,500        2,665
   Beverly Hills PFA Lease Revenue
      Bonds, Capital Improvement Project,
      4.50%, 6/1/28                                           2,500        2,493

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
CALIFORNIA - 15.6% - (CONTINUED)
   California HFA Revenue Bonds,
      Series E, Home Mortgage
      (FGIC Insured),
      5.00%, 2/1/24                                    $      3,245   $    3,353
   California HFA Revenue Bonds,
      Series M (AMT), Home Mortgage,
      4.55%, 8/1/21                                           2,500        2,509
   California State Department of Water
      Resources Power Supply Revenue
      Bonds, Series A,
      6.00%, 5/1/14                                          12,000       13,325
   California State G.O. Refunding Bonds
      (MBIA Insured), (1)
      4.25%, 8/1/33                                           5,000        4,756
   California State G.O. Refunding Bonds,
      4.00%, 12/1/18                                          5,000        4,913
   California State G.O. Unlimited Bonds,
      Prerefunded,
      5.75%, 5/1/10                                             400          429
   California State G.O. Unlimited Bonds,
      Unrefunded Balance,
      5.75%, 5/1/30                                             180          192
   California State G.O. Unlimited
      Refunding Bonds (MBIA Insured),
      4.00%, 12/1/19                                          5,000        4,917
   California State G.O. Unlimited
      Refunding Bonds, (1)
      4.50%, 8/1/26                                           5,000        4,974
   Colton Joint Unified School District
      Capital Appreciation G.O. Unlimited
      Bonds, Series C, Election of 2001
      (FGIC Insured),
      0.00%, 2/1/32                                           5,800        1,636
   Industry Public Facilities Authority
      Tax Allocation Revenue Bonds
      (MBIA Insured),
      4.30%, 5/1/21                                           5,000        4,988
   Kern High School District G.O.
      Unlimited Refunding Bonds,
      Series A (MBIA Insured),
      6.60%, 2/1/17                                           1,845        2,042
      6.60%, 8/1/17                                           1,825        2,020
   Los Angeles Department of Water & Power
      Waterworks Revenue Bonds,
      Series C (MBIA Insured),
      5.00%, 7/1/29                                           2,500        2,630

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   53   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
CALIFORNIA - 15.6% - (CONTINUED)
   Los Angeles Harbor Department
      Revenue Refunding Bonds, Series B
      (AMT) (AMBAC Insured),
      5.50%, 8/1/19                                    $      2,750   $    2,907
   Los Angeles Unified School District
      G.O. Unlimited Refunding Bonds,
      Series A-2 (FGIC Insured),
      4.25%, 1/1/28                                             535          520
   Menlo Park G.O. Unlimited Bonds,
      5.25%, 8/1/27                                           1,000        1,072
   Moreland School District G.O.
      Unlimited Bonds, Series C, Election
      of 2002 (FGIC Insured),
      0.00%, 8/1/28                                           3,000        1,017
   Orange County Sanitation District COP
      (FGIC Insured),
      5.25%, 2/1/28                                          12,310       13,092
   Walnut Valley Unified School District
      G.O. Unlimited Bonds, Series A
      (MBIA Insured), Escrowed to
      Maturity,
      6.00%, 8/1/13                                           1,000        1,134
--------------------------------------------------------------------------------
                                                                          90,502
--------------------------------------------------------------------------------
COLORADO - 0.8%
   Colorado Health Facilities Authority
      Revenue Bonds, Portercare
      Adventist Health Hospital,
      Prerefunded,
      6.50%, 11/15/11                                         1,000        1,129
   Denver City & County Special Facilities
      Airport Revenue Bonds, Series A
      (AMT), Rental Car Project
      (MBIA Insured),
      6.00%, 1/1/14                                           3,360        3,499
--------------------------------------------------------------------------------
                                                                           4,628
--------------------------------------------------------------------------------
CONNECTICUT - 2.3%
   Connecticut HFA Mortgage Program
      Revenue Bonds, Series D,
      4.65%, 11/15/27                                         3,300        3,356
   Connecticut State Higher Education
      Supplement Loan Authority Revenue
      Refunding Bonds, Series A (AMT),
      Family Education Loan Program
      (MBIA Insured),
      4.75%, 11/15/18                                         1,000        1,023

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
CONNECTICUT - 2.3% - (CONTINUED)
   Connecticut State Special Tax
      Obligation Revenue Bonds, Series A,
      Transportation Infrastructure,
      Partially Prerefunded,
      7.13%, 6/1/10                                    $      8,625   $    9,266
--------------------------------------------------------------------------------
                                                                          13,645
--------------------------------------------------------------------------------
FLORIDA - 7.0%
   Crossings at Fleming Island Community
      Development District Special
      Assessment Revenue Refunding
      Bonds, Series C,
      7.05%, 5/1/15                                           1,500        1,592
   Florida State Board of Education
      Capital Outlay G.O. Unlimited Bonds,
      9.13%, 6/1/14                                           2,090        2,500
   Florida State Board of Education
      Capital Outlay G.O. Unlimited
      Refunding Bonds, Escrowed to
      Maturity,
      9.13%, 6/1/14                                             325          429
   Florida State Broward County G.O.
      Unlimited Bonds, Escrowed to
      Maturity,
      10.00%, 7/1/14                                         15,950       20,520
   Orlando Utilities Commission Water &
      Electric Revenue Refunding Bonds,
      Series D, Escrowed to Maturity,
      6.75%, 10/1/17                                          7,700        9,129
   Poinciana Community Development
      District Special Assessment Bonds,
      Series A,
      7.13%, 5/1/31                                           1,000        1,064
   Sunrise Utility System Revenue
      Refunding Bonds, Series A
      (AMBAC Insured),
      5.50%, 10/1/15                                          4,945        5,425
--------------------------------------------------------------------------------
                                                                          40,659
--------------------------------------------------------------------------------
GEORGIA - 1.9%
   Forsyth County G.O. Unlimited Bonds,
      Prerefunded,
      6.00%, 3/1/10                                           3,290        3,529
   Gainesville & Hall County Development
      Authority Revenue Bonds, Series C,
      Senior Living Facilities - Lanier
      Village,
      7.25%, 11/15/29                                         2,000        2,169

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
GEORGIA - 1.9% - (CONTINUED)
   Georgia Municipal Electric Authority
      Power Revenue Bonds, Series B
      (FGIC-TCRS Insured),
      6.38%, 1/1/16                                    $      2,300   $    2,720
   Georgia State Housing & Finance
      Authority Revenue Bonds, Series B
      (AMT), Single Family Mortgage
      (G.O. of Authority Insured),
      5.00%, 12/1/26                                          1,500        1,536
   Private Colleges & Universities
      Authority Student Housing Revenue
      Bonds, Series A, Mercer Housing
      Corp. Project,
      6.00%, 6/1/21                                           1,000        1,072
--------------------------------------------------------------------------------
                                                                          11,026
--------------------------------------------------------------------------------
ILLINOIS - 4.7%
   Bolingbrook Capital Appreciation G.O.
      Unlimited Bonds, Series B
      (MBIA Insured),
      0.00%, 1/1/33                                           1,400          351
   Chicago O'Hare International Airport
      Third Lien Revenue Bonds,
      Series B-2 (AMT) (XLCA Insured),
      6.00%, 1/1/29                                          11,000       12,304
   Cook County Capital Improvement
      G.O. Unlimited Bonds, Series C
      (AMBAC Insured),
      5.00%, 11/15/25                                         2,500        2,625
   Cook County G.O. Unlimited Bonds,
      Series A, Capital Improvement
      (FGIC Insured), Prerefunded,
      5.00%, 11/15/09                                         4,120        4,297
   Illinois Development Finance Authority
      Economic Development Revenue
      Bonds, Latin School of Chicago
      Project, Prerefunded,
      5.60%, 8/1/08                                             350          358
   Illinois Educational Facilities Authority
      Student Housing Revenue Bonds,
      Educational Advancement Fund
      University Center Project,
      Prerefunded,
      6.00%, 5/1/12                                             750          836
   Illinois Health Facilities Authority
      Revenue Bonds, Riverside Health
      System, Prerefunded,
      6.00%, 11/15/12                                         1,000        1,116

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
ILLINOIS - 4.7% - (CONTINUED)
   Metropolitan Pier & Exposition
      Authority Revenue Bonds, Series A,
      McCormick Place Expansion
      (MBIA Insured),
      5.25%, 6/15/42                                   $      5,000   $    5,336
--------------------------------------------------------------------------------
                                                                          27,223
--------------------------------------------------------------------------------
INDIANA - 4.3%
   Franklin Township Independent School
      Building Corp. Marion County First
      Mortgage Revenue Bonds,
      Prerefunded,
      6.50%, 7/15/10                                          5,000        5,525
   Hamilton County Independent Public
      Building Corp. First Mortgage G.O.
      Unlimited Bonds,
      7.25%, 8/1/13                                           4,200        4,929
   Indiana Office Building Commission
      Capital Complex Revenue Bonds,
      Series B (MBIA Insured),
      7.40%, 7/1/15                                           5,620        6,851
   Indianapolis Industrial Utilities District
      Revenue Refunding Bonds, Series B
      (FGIC Insured),
      3.50%, 6/1/18                                           3,280        3,116
   Indianapolis Industrial Utilities District
      Revenue Refunding Bonds, Series B
      (FGIC Insured), Escrowed to
      Maturity,
      4.00%, 6/1/08                                           2,275        2,285
   Monroe County Hospital Authority
      Revenue Bonds, Series B,
      Bloomington Hospital Obligation
      Group (FSA Insured),
      6.00%, 5/1/29                                           2,000        2,102
--------------------------------------------------------------------------------
                                                                          24,808
--------------------------------------------------------------------------------
KANSAS - 1.0%
   Kansas State Department of
      Transportation Highway Revenue
      Bonds, Series A, Prerefunded,
      5.75%, 9/1/10                                           2,435        2,598
   Wichita Hospital Improvement
      Facilities Revenue Refunding Bonds,
      Series III,
      6.25%, 11/15/18                                         1,685        1,840

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   55   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
KANSAS - 1.0% - (CONTINUED)
   Wichita Water & Sewer Utility
      Revenue Bonds (FSA Insured),
      5.00%, 10/1/19                                   $      1,000   $    1,086
--------------------------------------------------------------------------------
                                                                           5,524
--------------------------------------------------------------------------------
KENTUCKY - 1.9%
   Louisville & Jefferson County
      Metropolitan Sewer District Sewer
      & Drain System Revenue Bonds,
      Series A (MBIA Insured),
      5.50%, 5/15/34                                         10,000       10,759
--------------------------------------------------------------------------------
LOUISIANA - 2.0%
   Louisiana State Gas & Fuels TRB,
      Series A (FSA Insured),
      5.00%, 5/1/36                                          10,890       11,483
--------------------------------------------------------------------------------
MASSACHUSETTS - 4.5%
   Massachusetts Health & Educational
      Facilities Authority Revenue Bonds,
      Series N, Harvard University
      (G.O. of Institution Insured),
      6.25%, 4/1/20                                          10,000       12,310
   Massachusetts School Building
      Authority Dedicated Sales TRB,
      Series A (AMBAC Insured),
      4.75%, 8/15/32                                          5,000        5,153
   Massachusetts State Water Pollution
      Abatement Revenue Bonds,
      Series A, MWRA Program,
      6.00%, 8/1/19                                           3,000        3,586
   Massachusetts State Water
      Resources Authority Revenue
      Refunding Bonds, Series D
      (MBIA Insured G.O. of Authority),
      5.00%, 8/1/24                                           5,000        5,116
--------------------------------------------------------------------------------
                                                                          26,165
--------------------------------------------------------------------------------
MICHIGAN - 0.6%
   Wayne Charter County Airport
      Revenue Bonds, Series B
      (MBIA Insured),
      4.88%, 12/1/23                                          2,500        2,545
   Wayne Charter County Revenue
      Refunding Bonds, Series C
      (FGIC Insured),
      5.38%, 12/1/15                                          1,000        1,074
--------------------------------------------------------------------------------
                                                                           3,619
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
MINNESOTA - 0.2%
   Minnesota State Housing Finance
      Agency SFM Revenue Bonds,
      Series A (MBIA Insured),
      5.35%, 7/1/17                                    $        515   $      528
   Minnesota State Housing Finance
      Agency SFM Revenue Bonds,
      Series F,
      5.70%, 1/1/17                                             885          891
--------------------------------------------------------------------------------
                                                                           1,419
--------------------------------------------------------------------------------
MISSOURI - 2.3%
   Metro Development Agency District
      Revenue Bonds, Series B, Metrolink
      Cross Country Project (FSA Insured),
      5.25%, 10/1/17                                          2,500        2,709
   Missouri State Highways & Transit
      Commission State Road Revenue
      Bonds, Series A, First Lien,
      5.00%, 5/1/19                                          10,000       10,776
--------------------------------------------------------------------------------
                                                                          13,485
--------------------------------------------------------------------------------
NEBRASKA - 0.9%
   Public Power Generation Agency
      Revenue Bonds, Series 2-A,
      Whelan Energy Control Unit
      (AMBAC Insured),
      5.00%, 1/1/41                                           5,000        5,248
--------------------------------------------------------------------------------
NEW JERSEY - 3.5%
   New Jersey Economic Development
      Authority Revenue Bonds,
      Cigarette Tax,
      5.75%, 6/15/29                                          5,000        5,404
   New Jersey Health Care Facilities
      Financing Authority Revenue
      Refunding Bonds, Atlantic City
      Medical Center,
      6.25%, 7/1/17                                           1,000        1,105
   New Jersey State TRAN,
      4.50%, 6/22/07                                         10,000       10,016
   New Jersey State Turnpike Authority
      Growth & Income Securities
      Revenue Bonds, Series B
      (AMBAC Insured),
      0.00%, 1/1/35                                           5,000        3,588
--------------------------------------------------------------------------------
                                                                          20,113
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
NEW YORK - 10.6%
   Dutchess County IDA Civic Facilities
      Revenue Bonds, Bard College Civic
      Facilities,
      5.75%, 8/1/30                                    $      2,000   $    2,130
   New York City G.O. Unlimited Bonds,
      Series A,
      6.00%, 5/15/30                                             50           53
   New York City Municipal Water
      Finance Authority Water & Sewer
      System Revenue Bonds, Series B,
      Prerefunded,
      6.00%, 6/15/10                                          1,940        2,098
   New York City Municipal Water
      Finance Authority Water & Sewer
      System Revenue Crossover
      Refunding Bonds, Series B,
      6.00%, 6/15/33                                          1,160        1,248
   New York City Municipal Water
      Finance Authority Water & Sewer
      Systems Revenue Bonds, Series A,
      4.75%, 6/15/30                                          2,500        2,577
   New York City Transitional Finance
      Authority Revenue Bonds, Series B,
      Future Tax Secured, Prerefunded,
      6.00%, 5/15/10                                          4,000        4,318
   New York Liberty Development Corp.
      Revenue Bonds, Goldman Sachs
      Headquarters,
      5.25%, 10/1/35                                          7,500        8,543
   New York State Dormitory Authority
      Lease Revenue Bonds, Series A,
      University Dormitory Facilities,
      Prerefunded,
      6.25%, 7/1/10                                           1,115        1,216
   New York State Dormitory Authority
      Personel Income TRB, Series D, (1)
      5.00%, 3/15/36                                          5,000        5,301
   Port Authority of New York & New
      Jersey Revenue Bonds, Series 109
      (G.O. of Authority),
      5.38%, 1/15/32                                          2,000        2,022
   Sales Tax Asset Receivables Corp.
      Revenue Bonds, Series A
      (MBIA Insured),
      5.25%, 10/15/19                                         5,000        5,461

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
NEW YORK - 10.6% - (CONTINUED)
   Tobacco Settlement Financing Corp.
      Revenue Bonds, Series B-1C,
      5.50%, 6/1/16                                    $     10,000   $   10,626
      5.50%, 6/1/18                                           5,000        5,371
      5.50%, 6/1/19                                           2,500        2,714
   Triborough Bridge & Tunnel Authority
      Revenue Bonds, Series Y, General
      Purpose (G.O. of Authority),
      Escrowed to Maturity,
      6.00%, 1/1/12                                           7,500        8,039
--------------------------------------------------------------------------------
                                                                          61,717
--------------------------------------------------------------------------------
NORTH CAROLINA - 4.1%
   North Carolina State Eastern
      Municipal Power Agency Power
      System Revenue Bonds, Series A,
      Escrowed to Maturity,
      6.50%, 1/1/18                                           2,655        3,259
   North Carolina State Eastern
      Municipal Power Agency Power
      System Revenue Bonds, Series D,
      6.75%, 1/1/26                                           1,250        1,343
   North Carolina State Eastern
      Municipal Power Agency Power
      System Revenue Refunding Bonds,
      Series B,
      7.00%, 1/1/08                                          10,000       10,234
   North Carolina State Public
      Improvement G.O. Unlimited Bonds,
      Series A,
      4.25%, 3/1/27                                           9,345        9,246
--------------------------------------------------------------------------------
                                                                          24,082
--------------------------------------------------------------------------------
OHIO - 1.2%
   Hamilton City School District
      Improvement G.O. Unlimited Bonds
      (FSA Insured),
      4.25%, 12/1/30                                            500          484
   Ohio Housing Finance Agency
      Mortgage Revenue Bonds, Series C
      (AMT), Residential Mortgage-
      Backed Securities (Colld. by GNMA
      Securities),
      5.15%, 3/1/13                                             665          682

See Notes to the Financial Statements.


               NORTHERN FUNDS ANNUAL REPORT   57   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
OHIO -1.2% - (CONTINUED)
   Plain Local School District G.O.
      Unlimited Bonds (FGIC Insured),
      6.00%, 12/1/25                                   $        190   $      205
   Plain Local School District G.O.
      Unlimited Bonds (FGIC Insured),
      Prerefunded,
      6.00%, 6/1/11                                             810          883
   Trotwood-Madison City School District
      G.O. Unlimited Refunding Bonds,
      School Improvement (FSA Insured),
      4.50%, 12/1/30                                          5,000        5,008
--------------------------------------------------------------------------------
                                                                           7,262
--------------------------------------------------------------------------------
OKLAHOMA - 1.5%
   McGee Creek Authority Water
      Revenue Bonds (MBIA Insured),
      6.00%, 1/1/13                                           6,000        6,390
   Payne County Economic Development
      Authority Student Housing Revenue
      Bonds, Series A, Collegiate Housing
      Foundation, Prerefunded,
      6.38%, 6/1/11                                           2,000        2,201
--------------------------------------------------------------------------------
                                                                           8,591
--------------------------------------------------------------------------------
OREGON - 0.3%
   Oregon State Housing & Community
      Services Department Mortgage
      Revenue Bonds, Series E,
      SFM Program (FHA Insured),
      6.15%, 7/1/30                                             400          410
   Oregon State Housing & Community
      Services Department Mortgage
      Revenue Bonds, Series F,
      SFM Project,
      5.55%, 7/1/30                                           1,270        1,312
--------------------------------------------------------------------------------
                                                                           1,722
--------------------------------------------------------------------------------
PENNSYLVANIA - 3.3%
   Montgomery County Higher Education
      & Health Authority Revenue Bonds,
      Series A, Philadelphia Geriatric
      Center, Prerefunded,
      7.38%, 12/1/09                                          3,000        3,306
   Pennsylvania Housing Finance Agency
      SFM Revenue Bonds, Series 72A
      (AMT),
      4.80%, 4/1/12                                             750          766


                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
PENNSYLVANIA - 3.3% - (CONTINUED)
   Pennsylvania State G.O. Unlimited
      Bonds, Second Series
      (FGIC Insured),
      5.00%, 7/1/09                                    $      5,000   $    5,152
   Pennsylvania State G.O. Unlimited
      Refunding Bonds, First Series
      (MBIA Insured),
      5.25%, 2/1/10                                           5,000        5,220
   Pennsylvania State Higher Educational
      Facilities Authority Revenue Bonds,
      LaSalle University,
      5.50%, 5/1/34                                           1,330        1,403
   Pennsylvania State Higher Educational
      Facilities Authority Revenue Bonds,
      Series A, UPMC Health System,
      6.00%, 1/15/22                                          1,750        1,895
   Pennsylvania State Higher Educational
      Facilities Authority Student Housing
      Revenue Bonds, Series A,
      Student Association, Inc. Project,
      6.75%, 9/1/32                                           1,475        1,596
--------------------------------------------------------------------------------
                                                                          19,338
--------------------------------------------------------------------------------
PUERTO RICO - 2.5%
   Puerto Rico Commonwealth Highway
      & Transportation Authority
      Transportation Revenue Bonds,
      Series B, Prerefunded,
      6.00%, 7/1/10                                           2,000        2,160
   Puerto Rico Commonwealth Highway
      & Transportation Authority
      Transportation Revenue Bonds,
      Series D, Prerefunded,
      5.25%, 7/1/12                                          11,260       12,097
--------------------------------------------------------------------------------
                                                                          14,257
--------------------------------------------------------------------------------
RHODE ISLAND - 0.6%
   Rhode Island Economic Development
      Corp. Airport Revenue Bonds,
      Series B (FGIC Insured),
      Prerefunded,
      6.50%, 7/1/10                                           3,000        3,286
--------------------------------------------------------------------------------
TEXAS - 6.2%
   Birdville Independent School District
      Capital Appreciation G.O. Unlimited
      Bonds (PSF Gtd.), Prerefunded,
      0.00%, 2/15/10                                          1,795          890


See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
TEXAS - 6.2% - (CONTINUED)
   Denton Utility System Improvement
      Revenue Refunding Bonds
      (FSA Insured),
      4.50%, 12/1/22                                   $        500   $      505
   Harris County Health Facilities
      Development Corp. Revenue Bonds,
      Series A, Christus Health (MBIA
      Insured), Escrowed to Maturity,
      5.50%, 7/1/09                                             180          187
   Lewisville Independent School District
      G.O. Unlimited Refunding Bonds
      (PSF Gtd.),
      5.25%, 8/15/18                                          5,000        5,486
   Parker County Hospital District
      Revenue Bonds, Campbell Health
      System,
      6.25%, 8/15/19                                          1,000        1,076
   Pflugerville Certificates G.O. Limited
      Bonds (AMBAC Insured),
      5.00%, 8/1/33                                           3,075        3,237
   Sam Rayburn Municipal Power
      Agency Revenue Refunding Bonds,
      6.00%, 10/1/16                                          1,000        1,058
      6.00%, 10/1/21                                          1,250        1,323
   Spring Branch Independent School
      District G.O. Limited Tax
      Refunding
      Bonds (PSF Gtd),
      4.25%, 2/1/22                                           2,500        2,478
   Texas Municipal Power Agency
      Revenue Refunding Bonds
      (AMBAC Insured),
      4.00%, 9/1/12                                           1,000        1,001
   Texas State TRAN,
      4.50%, 8/31/07                                         15,000       15,046
   Texas State Veterans Housing
      Assistance G.O. Unlimited Bonds,
      Series C (AMT), Fund II,
      6.10%, 6/1/21                                           3,000        3,156
   Waxahachie Independent School
      District Capital Appreciation G.O.
      Unlimited Bonds (PSF Gtd.),
      0.00%, 8/15/16                                            240          142
      0.00%, 8/15/23                                            190           69
      0.00%, 8/15/28                                            305           80
      0.00%, 8/15/30                                            320           73
--------------------------------------------------------------------------------
                                                                          35,807
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.8% - CONTINUED
VIRGINIA - 0.9%
   Upper Occoquan Sewage Authority
      Revenue Refunding Bonds, Series A
      (FSA Insured),
      4.50%, 7/1/29                                    $      5,000   $    5,016
--------------------------------------------------------------------------------
WASHINGTON - 1.2%
   Snohomish County School District
      No. 15 Edmonds G.O. Unlimited
      Refunding Bonds,
      Series B
      (FSA Insured),
      5.00%, 12/1/07                                          1,000        1,009
   Washington State G.O. Unlimited
      Bonds, Series B & AT-7,
      6.40%, 6/1/17                                           5,200        6,109
--------------------------------------------------------------------------------
                                                                           7,118
--------------------------------------------------------------------------------
WISCONSIN - 0.4%
   Madison Metropolitan School District
      TRAN,
      4.00%, 9/7/07                                           2,500        2,503
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST 497,260)                                                        $  515,404

                                                          NUMBER         VALUE
                                                         OF SHARES      (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.4%
   AIM Tax-Free Cash Reserve
      Portfolio                                           2,499,834        2,500
   Dreyfus Tax-Exempt Cash
      Management Fund                                        32,039           32
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------
(COST 2,532)                                                         $     2,532

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 10.1%
   Louisiana Offshore Terminal Authority
      Deepwater Port Revenue VRDB,
      Series A, Loop LLC Project
      (SunTrust Bank LOC),
      3.80%, 4/2/07                                    $      3,100        3,100
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue VRDB, Series GG-1,
      Harvard University,
      3.63%, 4/5/07                                           5,000        5,000

See Notes to the Financial Statements.


                NORTHERN FUNDS ANNUAL REPORT   59   TAX-EXEMPT FIXED INCOME FUND

TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

TAX-EXEMPT FUND (continued)

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 10.1% - CONTINUED
Michigan State Hospital Finance
   Authority Revenue Refunding VRDB,
   Series A, Crittenton Hospital
   (Comerica Bank LOC),
   3.80%, 4/2/07                                       $        100   $      100
Mississippi Medical Center
   Educational Building Corp.
   Revenue VRDB, Adult Hospital
   Project (AMBAC Insured),
   3.65%, 4/5/07                                              8,750        8,750
Montgomery County Public Building
   Authority Pooled Financing Revenue
   VRDB, Tennessee County Loan Pool
   (Bank of America N.A. LOC),
   3.80%, 4/2/07                                              3,100        3,100
New York City Municipal Water
   Finance Authority Water & Sewer
   Systems Revenue VRDB,
   Sub-Series C-1,
   3.76%, 4/2/07                                             11,900       11,900
Ohio State Air Quality Development
   Authority Revenue Refunding VRDB,
   Series A, Pollution Control -
   Firstenergy (Barclays Bank PLC LOC),
   3.60%, 4/4/07                                             10,000       10,000
Suffolk County Industrial Development
   Agency Civic Facility VRDB, St.
   Anthony's High School
   (Sovereign Bank FSB LOC),
   3.62%, 4/5/07                                              3,900        3,900
Sunshine State Governmental
   Financing Commission Revenue
   VRDB (AMBAC Insured),
   3.80%, 4/2/07                                              1,800        1,800
Tarrant County Health Facilities
   Development Corp. Revenue VRDB,
   Series A, Adventist/Sunbelt
   (Suntrust Bank LOC),
   3.65%, 4/5/07                                                400          400
Valdez Marine Term Revenue
   Refunding VRDB, Series B,
   BP Pipelines Project,
   3.80%, 4/2/07                                             10,200       10,200

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 10.1% - CONTINUED
   Washington State Housing Finance
      Commission Nonprofit Housing
      Revenue Refunding VRDB,
      Emerald Heights Project
      (Bank of America N.A. LOC),
      3.70%, 4/2/07                                    $        100   $      100
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $58,350)                                                            58,350
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.3%
--------------------------------------------------------------------------------
(COST $558,142)                                                          576,286
   Other Assets less Liabilities - 0.7%                                    4,301
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  580,587

(1)  When-Issued Security

Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Tax-Exempt Fund were:

INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Development                                                            7.6%
General                                                                7.1
General Obligation                                                    19.1
Higher Education                                                       5.7
Power                                                                  7.3
School District                                                        5.8
Transportation                                                        10.3
Utilities                                                             12.3
All other sectors less than 5%                                        24.8
--------------------------------------------------------------------------------
Total                                                                100.0%

At March 31, 2007, the credit quality distribution (unaudited) for the Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                  %
--------------------------------------------------------------------------------
AAA                                                                   54.0%
AA                                                                    15.4
A                                                                      6.7
BBB                                                                    7.0
Not Rated                                                              1.0
SP1/MIG1                                                               5.5
Other                                                                  0.2
Cash and Equivalents                                                  10.2
--------------------------------------------------------------------------------
Total                                                                100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.


TAX-EXEMPT FIXED INCOME FUND   60   NORTHERN FUNDS ANNUAL REPORT

                                                   TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS                                 MARCH 31, 2007

1 ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 36 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, and Tax-Exempt Funds (collectively, the "Funds") are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. ("NTI") serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2 SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser have determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.


              NORTHERN FUNDS ANNUAL REPORT    61   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)

B) CREDIT ENHANCEMENTS - The Funds' income may be subject to certain state and local taxes and, depending on an individual shareholder's tax status, the federal alternative minimum tax. Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security's principal and interest or may shorten the security's maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund's shares.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES - Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued securities at March 31, 2007, if any, are noted in each of the Funds' Schedules of Investments and Statements of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds received dividend income from investments in investment companies during the fiscal year ended March 31, 2007. Dividend income is recognized on the ex-dividend date. Cost of investments includes amortization of premiums and accretion of discounts.

E) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among the Funds in proportion to each Fund's relative net assets.


F) DISTRIBUTIONS TO SHAREHOLDERS - Distributions of dividends from net investment income are declared and paid as follows:

                                           DECLARATION       PAYMENT
                                            FREQUENCY       FREQUENCY
  ---------------------------------------------------------------------
  Arizona Tax-Exempt                          DAILY          MONTHLY
  California Intermediate Tax-Exempt          DAILY          MONTHLY
  California Tax-Exempt                       DAILY          MONTHLY
  High Yield Municipal                        DAILY          MONTHLY
  Intermediate Tax-Exempt                     DAILY          MONTHLY
  Tax-Exempt                                  DAILY          MONTHLY
  ---------------------------------------------------------------------

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.


G) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2006, through the fiscal year ended March 31, 2007, the High Yield Municipal Fund incurred net capital loss of approximately $47,000 for which the Fund intends to treat as having been incurred in the next fiscal year.

At March 31, 2007, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                        MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,
  Amounts in thousands    2008      2009      2010      2011      2013      2014      2015
  -------------------------------------------------------------------------------------------
  High Yield Municipal    $106      $531      $535      $107      $513      $184      $358
  -------------------------------------------------------------------------------------------

The Funds in the above table may offset future capital gains with these capital loss carryforwards.


TAX-EXEMPT FIXED INCOME FUNDS    62     NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

At March 31, 2007, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

                                   UNDISTRIBUTED
                        -----------------------------------
                        TAX-EXEMPT  ORDINARY    LONG-TERM    UNREALIZED
  Amounts in thousands    INCOME     INCOME*  CAPITAL GAINS    GAINS
  ----------------------------------------------------------------------
  Arizona Tax-Exempt        $28        $80        $216         $1,723
  California
  Intermediate Tax-
  Exempt                     54          5          50          2,514
  California Tax-Exempt      60         97         618          4,619
  High Yield Municipal      186          -           -          9,546
  Intermediate Tax-
  Exempt                    392      1,557           -          5,702
  Tax-Exempt                242      1,549         443         18,100
  ----------------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2007, was as follows:

                                               DISTRIBUTIONS FROM
                                       -----------------------------------
                                       TAX-EXEMPT  ORDINARY    LONG-TERM
  Amounts in thousands                   INCOME     INCOME*  CAPITAL GAINS
  ------------------------------------------------------------------------
  Arizona Tax-Exempt                      $2,051      $150        $148
  California Intermediate Tax-Exempt       3,144        25          73
  California Tax-Exempt                    4,022       193         282
  High Yield Municipal                    11,597        20           -
  Intermediate Tax-Exempt                 20,568     1,855       3,490
  Tax-Exempt                              20,605     2,523       2,796
  ------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended March 31, 2006, was as follows:

                                               DISTRIBUTIONS FROM
                                       -----------------------------------
                                       TAX-EXEMPT  ORDINARY    LONG-TERM
  Amounts in thousands                   INCOME     INCOME*  CAPITAL GAINS
  ------------------------------------------------------------------------
  Arizona Tax-Exempt                      $2,258       $70        $452
  California Intermediate Tax-Exempt       2,625        24         200
  California Tax-Exempt                    3,734       257         277
  High Yield Municipal                     6,877         8           -
  Intermediate Tax-Exempt                 19,071       394       1,833
  Tax-Exempt                              19,057     1,349       1,273
  ------------------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3 BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and
0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2007, the Funds did not have any outstanding loans.

The Funds did not incur any interest expense during the fiscal year ended March 31, 2007.

4 INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). For the fiscal year ended March 31, 2007, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

                                             ANNUAL
                                            ADVISORY     EXPENSE
                                              FEES     LIMITATIONS
  -----------------------------------------------------------------
  Arizona Tax-Exempt                          0.55%       0.75%
  California Intermediate Tax-Exempt          0.55%       0.75%
  California Tax-Exempt                       0.55%       0.75%
  High Yield Municipal                        0.65%       0.85%
  Intermediate Tax-Exempt                     0.55%       0.75%
  Tax-Exempt                                  0.55%       0.75%
  -----------------------------------------------------------------

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund's average daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an


              NORTHERN FUNDS ANNUAL REPORT    63   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)

expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustee fees" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.

5 INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2007, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

                                                                       PURCHASES                             SALES
  Amounts in thousands                                     U.S. GOVERNMENT        OTHER        U.S. GOVERNMENT        OTHER
  -------------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                                                $ -           $35,620               $ -          $34,410
  California Intermediate Tax-Exempt                                  -            54,789                 -           31,453
  California Tax-Exempt                                               -            65,910                 -           47,783
  High Yield Municipal                                                -           115,148                 -           34,299
  Intermediate Tax-Exempt                                             -         1,355,444                 -        1,295,309
  Tax-Exempt                                                          -         1,227,740                 -        1,164,243
  -------------------------------------------------------------------------------------------------------------------------------

At March 31, 2007, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

                                                             UNREALIZED        UNREALIZED                          COST BASIS
  Amounts in thousands                                      APPRECIATION      DEPRECIATION    NET APPRECIATION    OF SECURITIES
  -------------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                                           $1,806              $(83)           $1,723            $52,044
  California Intermediate Tax-Exempt                            2,731              (217)            2,514            107,208
  California Tax-Exempt                                         4,770              (151)            4,619            105,301
  High Yield Municipal                                         10,004              (458)            9,546            315,130
  Intermediate Tax-Exempt                                       7,488            (1,786)            5,702            642,846
  Tax-Exempt                                                   18,969              (869)           18,100            558,186
  -------------------------------------------------------------------------------------------------------------------------------


TAX-EXEMPT FIXED INCOME FUNDS    64     NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

6 CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2007, were as follows:

                                                       PROCEEDS   SHARES FROM   REINVESTMENT                 PAYMENTS
                                           SHARES        FROM      REINVESTED        OF          SHARES     FOR SHARES
  Amounts in thousands                      SOLD     SHARES SOLD   DIVIDENDS     DIVIDENDS      REDEEMED     REDEEMED
  ---------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                        1,336       $13,787        58            $598        (1,292)     $(13,313)
  California Intermediate Tax-Exempt        5,499        56,136        34             338        (1,804)      (18,375)
  California Tax-Exempt                     4,119        45,103        71             771        (2,372)      (25,956)
  High Yield Municipal                     13,882       136,495       208           2,050        (5,735)      (56,225)
  Intermediate Tax-Exempt                  18,962*      194,191*      619           6,311       (11,676)     (119,278)
  Tax-Exempt                               16,294       170,960       692           7,262        (6,996)      (73,417)
  ---------------------------------------------------------------------------------------------------------------------

                                             NET           NET
                                           INCREASE      INCREASE
  Amounts in thousands                    IN SHARES   IN NET ASSETS
  ------------------------------------------------------------------------------
  Arizona Tax-Exempt                          102          $1,072
  California Intermediate Tax-Exempt        3,729          38,099
  California Tax-Exempt                     1,818          19,918
  High Yield Municipal                      8,355          82,320
  Intermediate Tax-Exempt                   7,905          81,224
  Tax-Exempt                                9,990         104,805
  ------------------------------------------------------------------------------

* Numbers include assets received in connection with fund acquisitions of approximately 3,865,000 in shares sold and $39,846,000 in proceeds from shares sold.

Transactions in capital shares for the fiscal year ended March 31, 2006, were as follows:

                                                       PROCEEDS   SHARES FROM   REINVESTMENT                 PAYMENTS
                                           SHARES        FROM      REINVESTED        OF          SHARES     FOR SHARES
  Amounts in thousands                      SOLD     SHARES SOLD   DIVIDENDS     DIVIDENDS      REDEEMED     REDEEMED
  ---------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                          547       $5,765           75          $787        (1,730)     $(18,212)
  California Intermediate Tax-Exempt        1,904       19,587           43           445        (1,445)      (14,923)
  California Tax-Exempt                     1,800       19,964           63           696        (2,129)      (23,650)
  High Yield Municipal                     14,156      137,934          141         1,379        (3,090)      (30,063)
  Intermediate Tax-Exempt                   9,152       94,407          378         3,885       (10,623)     (109,550)
  Tax-Exempt                                8,517       90,469          436         4,622        (7,586)      (80,630)
  ---------------------------------------------------------------------------------------------------------------------

                                             NET           NET
                                           INCREASE      INCREASE
                                          (DECREASE)    (DECREASE)
  Amounts in thousands                    IN SHARES   IN NET ASSETS
  ------------------------------------------------------------------------------
  Arizona Tax-Exempt                        (1,108)      $(11,660)
  California Intermediate Tax-Exempt           502          5,109
  California Tax-Exempt                       (266)        (2,990)
  High Yield Municipal                      11,207        109,250
  Intermediate Tax-Exempt                   (1,093)       (11,258)
  Tax-Exempt                                 1,367         14,461
  ------------------------------------------------------------------------------

7 FUND ACQUISITIONS

On November 10, 2006, the Intermediate Tax-Exempt Fund acquired the net assets of the Florida Intermediate Tax-Exempt Fund pursuant to a plan of reorganization approved by the Florida Intermediate Tax-Exempt Fund's shareholders on November 7, 2006. The acquisition was accomplished by a tax-free exchange of 3,864,770 shares of Intermediate Tax-Exempt Fund valued at $39,846,000 for 3,774,061 shares of Florida Intermediate Tax-Exempt Fund outstanding at November 10, 2006. A net admission into the Intermediate Tax-Exempt Fund of $39,846,000 is included on the Statements of Changes in Net Assets which includes $561,000 of unrealized appreciation. The net assets of Intermediate Tax-Exempt Fund and Florida Intermediate Tax-Exempt Fund immediately before the acquisition were $562,557,000 and $39,846,000, respectively. The aggregate net assets of the Intermediate Tax-Exempt Fund immediately after the acquisition were $602,403,000.

8 NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Funds' financial statements and financial disclosures for next year.


              NORTHERN FUNDS ANNUAL REPORT    65   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES
OF NORTHERN FUNDS:           We have audited the accompanying statements of
                             assets and liabilities, including the schedules of investments, of Arizona Tax-Exempt Fund, California
                             Intermediate Tax-Exempt Fund, California Tax-Exempt
                             Fund, High Yield Municipal Fund, Intermediate
                             Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the "Funds"), six separate portfolios comprising part of Northern Funds, as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                             We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

                             DELOITTE & TOUCHE LLP
                             Chicago, Illinois
                             May 15, 2007


TAX-EXEMPT FIXED INCOME FUNDS    66     NORTHERN FUNDS ANNUAL REPORT

                                                  TAX-EXEMPT FIXED INCOME FUNDS
TAX INFORMATION                                       MARCH 31, 2007 (UNAUDITED)

CAPITAL GAIN DISTRIBUTIONS - The following Funds made capital gain distributions in December 2006, and hereby designate these long-term capital gain distributions as follows (per share):

                                              LONG-TERM                                                              LONG-TERM
                                             CAPITAL GAIN                                                           CAPITAL GAIN
  FUND                                           15%            FUND                                                    15%
  -------------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                           $0.0286          Intermediate Tax-Exempt                               $0.0595
  California Intermediate Tax-Exempt            0.0081          Tax-Exempt                                             0.0550
  California Tax-Exempt                         0.0304
  -------------------------------------------------------------------------------------------------------------------------------

EXEMPT-INTEREST DIVIDENDS - During the fiscal year ended March 31, 2007, the percentage of dividends derived from net investment income paid by each of the following Funds as "exempt-interest dividends", excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund - 98.62%, California Intermediate Tax-Exempt Fund - 99.20%, California Tax-Exempt
Fund - 98.25%, High Yield Municipal Fund - 99.82%, Intermediate Tax-Exempt
Fund - 99.73%, Tax-Exempt Fund - 100%.

SHAREHOLDER MEETING RESULTS

A Special Meeting of the Shareholders of Florida Intermediate Tax-Exempt Fund was held on November 7, 2006, at the office of Northern Trust Investments, N.A. 50 South LaSalle Street, Chicago, Illinois. At the meeting the following matter was voted upon by the shareholders of Florida Intermediate Tax-Exempt Fund (the resulting votes are presented below):

1.    To approve the Plan of Reorganization attached to the Proxy
      Statement/Prospectus for the Meeting pursuant to which Northern Florida Intermediate Tax-Exempt Fund will be reorganized with and into Northern Intermediate Tax-Exempt Fund.

     AFFIRMATIVE           AGAINST            ABSTAIN
-----------------------------------------------------------
    2,507,851.67              --                 --
-----------------------------------------------------------


              NORTHERN FUNDS ANNUAL REPORT    67   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
FUND EXPENSES                                         MARCH 31, 2007 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006, through March 31, 2007.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/06 - 3/31/07" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.75%     $1,000.00    $1,015.00         $3.77
  Hypothetical             0.75%     $1,000.00    $1,021.19         $3.78**
  -----------------------------------------------------------------------------

CALIFORNIA INTERMEDIATE TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.75%     $1,000.00    $1,013.20         $3.76
  Hypothetical             0.75%     $1,000.00    $1,021.19         $3.78**
  -----------------------------------------------------------------------------

CALIFORNIA TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.75%     $1,000.00    $1,015.20         $3.77
  Hypothetical             0.75%     $1,000.00    $1,021.19         $3.78**
  -----------------------------------------------------------------------------

HIGH YIELD MUNICIPAL

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.85%     $1,000.00    $1,021.50         $4.28
  Hypothetical             0.85%     $1,000.00    $1,020.69         $4.28**
  -----------------------------------------------------------------------------

INTERMEDIATE TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.75%     $1,000.00    $1,014.00         $3.77
  Hypothetical             0.75%     $1,000.00    $1,021.19         $3.78**
  -----------------------------------------------------------------------------

TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   0.75%     $1,000.00    $1,016.20         $3.77
  Hypothetical             0.75%     $1,000.00    $1,021.19         $3.78**
  -----------------------------------------------------------------------------

 *Expenses are calculated using the Funds' annualized expense ratios, which represents ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.


TAX-EXEMPT FIXED INCOME FUNDS    68     NORTHERN FUNDS ANNUAL REPORT

                                                   TAX-EXEMPT FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION


With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, for floating rate securities, the current reset rate or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------


ACA       American Capital Access

AMBAC     American Municipal Bond Assurance Corporation

AMT       Alternative Minimum Tax

COLLD.    Collateralized

COP       Certificate of Participation

FGIC      Financial Guaranty Insurance Corporation

FHA       Federal Housing Authority

FNMA      Fannie Mae

FSA       Financial Security Assurance

GNMA      Government National Mortgage Association

G.O.      General Obligation

GTD.      Guaranteed

HFA       Housing Finance Authority

IDA       Industrial Development Authority

IDR       Industrial Development Revenue

LOC       Letter of Credit

MBIA      Municipal Bond Insurance Association

PCR       Pollution Control Revenue

PFA       Public Finance Authority

PSF       Permanent School Fund

SFM       Single Family Mortgage

TAN       Tax Anticipation Notes

TCRS      Transferable Custodial Receipts

TRAN      Tax Revenue Anticipation Note

TRB       Tax Revenue Bonds

TSB       Trustee Saving Bank

VRDB      Variable Rate Demand Bonds

XLCA      XL Capital Assurance



              NORTHERN FUNDS ANNUAL REPORT    69   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 58 portfolios in the Northern Funds Complex -- Northern Funds offers 36 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   WILLIAM L. BAX                - Managing Partner of PricewaterhouseCoopers -- Chicago      - Sears Holding Corp. (a
   Age: 63                         (an accounting firm) from 1997 to 2003;                      retail company).
   Trustee since 2005            - Director of Big Shoulders Fund since 1997;
                                 - Director of Children's Memorial Hospital since 1997;
                                 - Trustee of DePaul University since 1998;
                                 - Director of Andrew Corporation since 2006;
                                 - Director of Arthur J. Gallagher & Co. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD G. CLINE              - Chairman and President of Hawthorne Investors, Inc. (a     - PepsiAmericas (a soft
   Age: 72                         management advisory services and private investment          drink bottling company);
   Chairman since 2002;            company) since 1996;                                       - Ryerson Inc. (a metals
   Trustee since 2000            - Managing Member of Hawthorne Investments, LLC (a private     distribution company).
                                   investment company) since 2001;
                                 - Managing Member of Hawthorne Investments II, LLC (a
                                   private investment company) since 2004;
                                 - Director of Colorado Banking Co., Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   EDWARD J. CONDON, JR.         - Chairman and CEO of The Paradigm Group, Ltd. (a            - None
   Age: 66                         financial adviser) since 2000;
   Trustee since 2000            - Principal and Co-Founder of Paradigm Capital, Ltd. since
                                   1996;
                                 - Senior Partner of NewEllis Ventures since 2001;
                                 - Member of the Board of Managers of The Liberty Hampshire
                                   Company, LLC (a receivable securitization company) from
                                   1996 to 2001;
                                 - Director of Financial Pacific Company (a small business
                                   leasing company) from 1998 to 2004;
                                 - Member and Director of the Illinois Venture Capital
                                   Association since 2001;
                                 - Trustee at Dominican University from 1996 to 2005;
                                 - Member of the Board of Directors of the Chicago
                                   Children's Museum since 2001;
                                 - Member of the Board of Governors of the Metropolitan
                                   Club since 2003;
                                 - Member of the Advisory Board of AAVIN Equity Partners
                                   since 2005;
                                 - Chairman of the Nominating Committee of Girl Scouts of
                                   Chicago from 1993 to 2003;
                                 - Member of the National Advisory Board of National
                                   Domestic Violence Hotline since 2005;
                                 - Member of the Board of Directors at Light Bridge
                                   Healthcare Research Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   SHARON GIST GILLIAM           - CEO of Chicago Housing Authority since 2006;               - None
   Age: 63                       - Executive Vice President of Unison-Maximus, Inc. (an
   Trustee since 2001              aviation and governmental consulting company) from 1989
                                   to 2005;
                                 - Principal/Officer/Director, UCG Associates, Inc. (an
                                   aviation consulting firm) from 2005 to 2006.


TAX-EXEMPT FIXED INCOME FUNDS    70     NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   SANDRA POLK GUTHMAN           - CEO of Polk Bros. Foundation (an Illinois not-for-profit   - None
   Age: 63                         corporation) since 1993;
   Trustee since 2000            - Director of MBIA Insurance Corp. of Illinois (a
                                   municipal bond insurance company) since 1994;
                                 - Director of STS Consultants, Ltd. (an employee owned
                                   engineering consulting firm) since 2001.
   -----------------------------------------------------------------------------------------------------------------------
   MICHAEL E. MURPHY             - President of Sara Lee Foundation (philanthropic            - Coach, Inc.;
   Age: 70                         organization) from 1997 to 2001.                           - Payless Shoe Source, Inc.
   Trustee since 1998                                                                           (a retail shoe store
                                                                                                business);
                                                                                              - GATX Corporation (a
                                                                                                railcar leasing and
                                                                                                financial services
                                                                                                company).
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD P. STRUBEL            - Vice Chairman and Director of Cardean Learning Group       - Gildan Activewear, Inc.
   Age: 67                         (formerly UNext, Inc.) (a provider of educational            (an athletic clothing
   Trustee since 2000              services via the Internet) since 2003;                       marketing and
                                 - President, Chief Operating Officer and Director of           manufacturing company);
                                   UNext, Inc. from 1999 to 2003.                             - Goldman Sachs Mutual Fund
                                                                                                Complex (80 portfolios);
                                                                                              - Goldman Sachs Closed-End
                                                                                                Funds (2 portfolios).

   INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   MARY JACOBS SKINNER,          - Partner in the law firm of Sidley Austin, LLP.             - None
   ESQ. (3)
   Age: 49
   Trustee since 1998
   -----------------------------------------------------------------------------------------------------------------------
   TERENCE J. TOTH (3)           - President, Chief Executive Officer of Northern Trust       - None
   Age: 47                         Investments, N.A. from 2004 to present;
   Trustee since 2006            - President of Northern Trust Global Investments, a
                                   division of Northern Trust Corporation, since 2004;
                                 - Executive Vice President and Managing Director of
                                   Quantitative Management and Securities Lending of
                                   Northern Trust Investments, N.A. from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3) An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.


              NORTHERN FUNDS ANNUAL REPORT   71    TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
TRUSTEES AND OFFICERS (continued)

   OFFICERS OF THE TRUST (1)
   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN
   FUNDS OFFICER                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ------------------------------------------------------------------------------------------
   LLOYD A. WENNLUND             - Executive Vice President since 2003 and Director since
   Age: 49                         2001 of Northern Trust Investments, N.A.; Executive Vice
   50 South LaSalle Street         President and other positions at The Northern Trust
   Chicago, IL 60603               Company, President and Director of Northern Trust
   President since 2000            Securities, Inc., and Managing Executive, Mutual Funds for
                                   Northern Trust Global Investments since 1989; Director,
                                   Northern Trust Global Advisors, Inc.
   ------------------------------------------------------------------------------------------
   ERIC K. SCHWEITZER            - Senior Vice President at Northern Trust Investments, N.A.
   Age: 45                         since 2001 and Senior Vice President at The Northern Trust
   50 South LaSalle Street         Company and the Director of Distribution, Product
   Chicago, IL 60603               Management and Client Services in the Mutual Fund Group of
   Vice President since 2000       Northern Trust Global Investments since 2000.
   ------------------------------------------------------------------------------------------
   STUART SCHULDT                - Senior Vice President and Division Manager of Fund
   Age: 45                         Administration and Fund Accounting, The Northern Trust
   50 South LaSalle Street         Company since 1998. Assistant Treasurer of the Trust from
   Chicago, IL 60603               2002 to 2005.
   Treasurer since 2005
   ------------------------------------------------------------------------------------------
   SUSAN J. HILL                 - Chief Compliance Officer of Northern Trust Investments,
   Age: 50                         N.A. since 2005; Senior Vice President of Northern Trust
   50 South LaSalle Street         Investments, N.A. since 2005; Counsel and Vice President
   Chicago, IL 60603               of Northern Trust Investments, N.A. and Northern Trust
   Chief Compliance Officer        Company from 2000 to 2004.
   since 2004
   ------------------------------------------------------------------------------------------
   DEBRA A. MAIRS                - Vice President and Director of Compliance of Northern
   Age: 45                         Trust Investments, N.A.; Vice President, Director of
   50 South LaSalle Street         Compliance and CCO of Northern Trust Securities, Inc.
   Chicago, IL 60603               since 2006; Vice President of Northern Trust Securities,
   Anti-Money Laundering           Inc. from 2004 to 2006. Chief Operating Officer at Melvin
   Compliance Officer since        Securities, Inc. from 1999 to 2004.
   2006
   ------------------------------------------------------------------------------------------
   BRIAN P. OVAERT               - Executive Vice President and Head of Worldwide Fund
   Age: 45                         Administration at The Northern Trust Company overseeing
   50 Bank Street                  Fund Accounting, Transfer Agent and Fund Administration
   London, E145NT                  functions since 1998; Treasurer of the Trust from 2002 to
   Assistant Treasurer since       2005; Assistant Treasurer of Alpha Strategy Funds and
   2005                            member of the board of directors of various Northern
                                   offshore subsidiaries.
   ------------------------------------------------------------------------------------------
   DIANA E. MCCARTHY, ESQ.       - Partner in the law firm of Drinker Biddle & Reath LLP
   Age: 55                         since 2002; Associate at Drinker Biddle & Reath LLP, from
   One Logan Square                1994 to 2002.
   18th and Cherry Streets
   Philadelphia, PA 19103-6996
   Secretary since 2006
   ------------------------------------------------------------------------------------------
   LINDA J. HOARD, ESQ.          - Senior Counsel and Senior Vice President at PFPC Inc.
   Age: 59                         since 1998.
   99 High Street, 27th Floor
   Boston, MA 02110
   Assistant Secretary since
   1999
   ------------------------------------------------------------------------------------------
   LORI V. O'SHAUGHNESSY, ESQ.   - Counsel and Vice President at PFPC Inc. since 2005;
   Age: 35                         Associate Counsel and Director at PFPC Inc. from 2002 to
   99 High Street, 27th Floor      2005; Associate Counsel at Investors Bank & Trust Company,
   Boston, MA 02110                a financial service provider, from 2001 to 2002.
   Assistant Secretary since
   2003

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.


TAX-EXEMPT FIXED INCOME FUNDS    72     NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

   APPROVAL OF ADVISORY AGREEMENT


   The Trustees oversee the management of Northern Funds (the "Trust"), and review the investment performance and expenses of the investment funds covered by this Report (the "Funds") at regularly scheduled meetings held during the Funds' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreement (the "Advisory Agreement") for the Funds with Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser").

   The Advisory Agreement was most recently re-approved with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), at the annual contract renewal meeting held on February 15, 2007 (the "Annual Contract Meeting").

   In preparation for the Trustees' consideration of the Advisory Agreement at the Annual Contract Meeting, the Trustees reviewed information on the following topics for all of the Funds at a meeting held on November 3, 2006 (the "November Meeting"): the Investment Adviser's profitability; the qualifications of the Investment Adviser and its affiliates to provide services to the Funds; and policies adopted by the Investment Adviser regarding brokerage, trade allocations and other matters.

   In connection with both the November Meeting and the Annual Contract Meeting, the Trustees received written materials and oral presentations relating to the Trustees' consideration of the Advisory Agreement, and at those meetings the Trustees also considered the Investment Adviser's oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Annual Contract Meeting without employees of the Investment Adviser present.

   In evaluating the Advisory Agreement at the November Meeting and the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. Both in meetings specifically dedicated to the review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Adviser's investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

   Specifically in connection with the Trustees' approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreement; (ii) the Funds' investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. ("Lipper"), a third-party provider of mutual fund data; (iii) the contractual investment advisory fees, the actual investment advisory fees (after voluntary waivers) and the total expenses borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper;
   (iv) the investment advisory fees charged by the Investment Adviser to the Investment Adviser's institutional accounts; (v) the scope and depth of the Investment Adviser's resources; (vi) the Investment Adviser's staffing for the Funds and the experience of the portfolio managers; (vii) the Investment Adviser's financial resources and its ability to attract and retain portfolio management talent; (viii) the fees paid by the Funds to the Investment Adviser and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; (ix) the benefits received by the Investment Adviser and its affiliates from their relationships with the Funds; and (x) potential economies of scale at various Fund asset levels. In addition, the Trustees considered the Investment Adviser's willingness to meet separately with representatives of the Board of Trustees in preparation for the Annual Contract Meeting and to provide information requested by the Trustees.

   In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds' custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds' shareholders had

              NORTHERN FUNDS ANNUAL REPORT    73   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
TRUSTEES AND OFFICERS (continued)

   other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Adviser was both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds. The Trustees also discussed the Adviser's continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. In connection with compliance, the Trustees noted the frequent and substantial reports made by the Trust's Chief Compliance Officer throughout the year. Finally, the Trustees considered the Investment Adviser's responsiveness to their requests for information, including, but not limited to, in connection with the in-depth performance reports discussed below.

   The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Fund's investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds' investment performance was provided for one, two, three, four, five and ten years. In addition, the Trustees reviewed information prepared by a third-party analyzing the risk-adjusted returns of the Funds. The Trustees considered the Funds' investment performance in light of the investment benchmarks, objectives and credit parameters applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Adviser's investment approach for the Funds and changes made throughout the year to investment personnel to address performance issues. In this regard, the Trustees believed that the in-depth performance reviews on certain Funds requested by the Trustees and provided by the Investment Adviser had assisted them in evaluating performance issues and that these reviews had also resulted in improved performance in most of the Funds that were subject to the reviews.

   Based on the information provided, the Trustees believed that the investment performance of the Tax-Exempt Fixed Income Funds was, in general, competitive in light of the factors mentioned above, including the Funds' investment policies and the nature of their shareholder base, and that performance had been generally improving. In this regard, the Trustees considered that the High Yield Municipal Fund had improving performance over the recent one-year period; and that the remaining Tax-Exempt Funds had good relative performance for all time periods, except for the California Tax-Exempt and Arizona Tax-Exempt Funds. The Trustees evaluated this performance information in light of the relative risk and credit parameters of the Funds and the investor base of the Funds. Overall, the Trustees concluded that Northern was devoting appropriate resources to improving the investment performance of the Funds.

   The Trustees also considered the Funds' contractual advisory fee rates; the Funds' total operating expense ratios; the Investment Adviser's voluntary fee waivers and expense reimbursements with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Adviser and its affiliates for custodial, transfer agency and co-administration services, and reviewed information regarding economies of scale. In this regard, the Trustees considered the Investment Adviser's view that the Funds may be sharing in economies of scale through the level at which the Funds' advisory fees are set and through the Investment Adviser's voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing the fee rates charged by the Investment Adviser (which do not include fee breakpoints) with the fee rates charged by other, unaffiliated investment managers to their clients. The Trustees also considered the reductions in the contractual advisory fee rates for the Funds that were approved in recent years, including 2006.

   Information on the services rendered by the Investment Adviser to the Funds, the recently reduced fee rates paid by certain of the Funds under the Advisory Agreement and the Funds' total operating expense ratios were compared to similar information for other mutual funds advised by other, unaffiliated investment management firms. Many of the comparisons of the Funds' fee rates and total operating expense ratios were prepared by Lipper. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds. Information was also provided on the fee rates charged by the

TAX-EXEMPT FIXED INCOME FUNDS    74     NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

   Investment Adviser to private accounts managed by it. In addition, the Trustees noted the Investment Adviser's voluntary undertaking to limit the Funds' total expense ratios to specified levels.

   After deliberation, the Trustees concluded at the Annual Contract Meeting with respect to all of the Funds, that the fees paid by Funds were reasonable in light of the services provided by the Investment Adviser, its actual or projected costs and the Funds' current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved and continued.


              NORTHERN FUNDS ANNUAL REPORT   75    TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

  PORTFOLIO HOLDINGS

  Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING

  Northern Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling the Northern Funds Center at 800/595-9111.


TAX-EXEMPT FIXED INCOME FUNDS    76     NORTHERN FUNDS ANNUAL REPORT

ITEM 1. REPORTS TO STOCKHOLDERS.
                                                             MULTI-MANAGER FUNDS

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust
--------------------------------------------------------------------------------
                                NOT FDIC INSURED

--------------------------------------------------------------------------------
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------



 2      PORTFOLIO MANAGEMENT COMMENTARY
 5      STATEMENTS OF ASSETS AND LIABILITIES
 6      STATEMENTS OF OPERATIONS
 7      STATEMENTS OF CHANGES IN NET ASSETS
 8      FINANCIAL HIGHLIGHTS
 9      SCHEDULES OF INVESTMENTS
        9     MULTI-MANAGER INTERNATIONAL EQUITY FUND
        15    MULTI-MANAGER MID CAP FUND
        20    MULTI-MANAGER SMALL CAP FUND
 28     NOTES TO THE FINANCIAL STATEMENTS
 33     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 34     TAX INFORMATION
 35     FUND EXPENSES
 36     TRUSTEES AND OFFICERS
 40     FOR MORE INFORMATION

                        NORTHERN FUNDS ANNUAL REPORT    1    MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

MULTI-MANAGER INTERNATIONAL EQUITY FUND

The Northern Multi-Manager International Equity Fund was       FUND MANAGER
launched on June 22, 2006. The Fund seeks to provide
attractive risk-adjusted returns versus the Fund's             (PHOTO)
benchmark, the MSCI ACWI ex-U.S. Index, while maintaining
style characteristics similar to the Index. We combine         ANDREW SMITH,
multiple sub-advisers of various styles and approaches into    CIO, NTGA
one fund, with the objective of creating a style-neutral       With Northern Trust
portfolio. Since its June 22 inception, the Fund has           since 2000
returned 19.19 percent, compared with the MSCI ACWI Ex-U.S.
Index return of 25.23 percent.                                 FUND STATISTICS

During this initial period the Fund lagged the strong          INCEPTION DATE: June 22, 2006
performance of the Index based on the Fund's stock selection   TOTAL NET ASSETS: $1.1 billion
and asset allocation. Performance in the Europe Ex-U.K.        NET ASSET VALUE: $11.89
market was a drag on returns as was performance in Japan.      TICKER SYMBOL: NMIEX
Within Europe, holdings in the financial, telecommunications   3-YEAR BETA: N/A
and consumer discretionary sectors were the primary reasons    DIVIDEND SCHEDULE: Annually
for underperformance.
                                                               TOTAL RETURN PERIOD ENDED 3/31/07
In Japan, the portfolio struggled to add value in the
consumer discretionary space. The Fund also suffered from an   -----------------------------------------------
overweight exposure to Japan as this market underperformed.    SINCE INCEPTION                          19.19%
Lastly, the Fund's underweight to emerging markets             -----------------------------------------------
negatively impacted results as that asset class continues to
outperform. On the positive side, the U.K. portion of the      Performance quoted represents past performance
portfolio performed very well, largely due to positions in     and does not guarantee future results.
the consumer staples and financial sectors.                    Investment return and principal value will
                                                               fluctuate so that shares, when redeemed, may be
We continue to seek to add value through a combination of      worth more or less than their original cost.
sub-advisers who can add value within their respective         Current performance may be lower or higher than
styles. We believe this approach should isolate the stock      that shown here. Performance data current to
selection skill of the managers as the primary source of       the most recent month-end is available at
excess return for the Fund. We plan to maintain the current    NORTHERNFUNDS.COM.
target allocations of the sub-advisers while continuously
monitoring their style to ensure that the portfolio is         Foreign securities may involve additional
constructed in a consistent and optimal way.                   risks, including social and political
                                                               instability, reduced market liquidity and
                                                               currency volatility.
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The MSCI ACWI Ex-U.S. Index is a free-float
                                                               adjusted market capitalization index designed
                        MULTI-MANAGER           MSCI ACWI      to measure the equity performance in the global
                  INTERNATIONAL EQUITY FUND   Ex-U.S. Index    developed and emerging markets, excluding the
-----------------------------------------------------------    U.S.
6/22/2006                  10,000                 10,000
3/31/2007                  11,919                 12,523       The graph and table do not reflect the
                                                               deduction of taxes that a shareholder would pay
                                                               on fund distributions or the redemption of fund
                                                               shares.

                                                               Unlike the Index, the Fund's total returns are
                                                               reduced by operating expenses, such as
                                                               transaction costs and management fees.

MULTI-MANAGER FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

                                                             MULTI-MANAGER FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

MULTI-MANAGER MID CAP FUND

The Northern Multi-Manager Mid Cap Fund commenced operations   FUND MANAGER
on June 22, 2006. The Fund seeks to provide investors with
attractive risk-adjusted returns versus its benchmark, the     (PHOTO)
Russell Midcap Index, while maintaining style
characteristics that are similar to the Index. We combine      ANDREW SMITH,
multiple sub-advisers of various styles and approaches into    CIO, NTGA
one Fund with the objective of creating a style-neutral        With Northern Trust
portfolio. Beginning with its June 22 date of inception        since 2000
through March 31, 2007, the Fund returned 12.67 percent,
while the Russell Midcap Index returned 18.17 percent.         FUND STATISTICS

For the Fund's initial period, stock selection in the          INCEPTION DATE: June 22, 2006
industrial and financial sectors detracted from returns        TOTAL NET ASSETS: $344 million
compared with the benchmark. More specifically, positions in   NET ASSET VALUE: $11.25
two stocks, Corporate Executive and Expeditors                 TICKER SYMBOL: NMMCX
International, were the single largest detractors from         3-YEAR BETA: N/A
relative performance. Significant positive contributions to    DIVIDEND SCHEDULE: Annually
performance came from the health care and energy sectors. As
of March 31, 2007, the Fund was modestly overweight compared   TOTAL RETURN PERIOD ENDED 3/31/07
with its benchmark in both of these sectors. During the
period, mid-cap value stocks significantly outperformed        -----------------------------------------------
mid-cap growth stocks. Additionally, the Fund's mid-cap        SINCE INCEPTION                          12.67%
value manager underperformed the value Index during the        -----------------------------------------------
period but outperformed the broader Midcap Index.
                                                               Performance quoted represents past performance
In terms of growth stocks, Geneva Capital Management Ltd.'s    and does not guarantee future results.
holdings were a significant detractor from performance.        Investment return and principal value will
Particularly during 2006, the higher quality growth approach   fluctuate so that shares, when redeemed, may be
that Geneva employs was not rewarded. However, performance     worth more or less than their original cost.
within this strategy rebounded during the first quarter of     Current performance may be lower or higher than
2007. Overall, the Fund has maintained its style neutrality    that shown here. Performance data current to
throughout the period based both on manager allocations as     the most recent month-end is available at
well as characteristics. We expect that the Fund will          NORTHERNFUNDS.COM.
continue to maintain style neutrality versus the benchmark.
                                                               Mid-sized company stocks are generally more
We continue to seek return through a combination of            volatile than large-company stocks.
sub-advisers who can add value within their respective
styles. We plan to maintain the current target allocations
of the sub-advisers, while continuously monitoring their
style to ensure that the portfolio continues to be
constructed in a consistent and optimal way.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Russell Midcap Index is an unmanaged index
                                                               measuring the performance of the 800 smallest
                               MULTI-MANAGER      RUSSELL      companies in the Russell 1000 Index.
                                MID CAP FUND   MIDCAP INDEX
-----------------------------------------------------------    The graph and table do not reflect the
6/22/2006                          10,000         10,000       deduction of taxes that a shareholder would pay
3/31/2007                          11,267         11,806       on fund distributions or the redemption of fund
                                                               shares.

                                                               Unlike the Index, the Fund's total returns are
                                                               reduced by operating expenses, such as
                                                               transaction costs and management fees.


                          NORTHERN FUNDS ANNUAL REPORT   3   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

PORTFOLIO MANAGEMENT COMMENTARY

MULTI-MANAGER SMALL CAP FUND

The Northern Multi-Manager Small Cap Fund began its            FUND MANAGER
operations on June 22, 2006. The Fund seeks to provide
investors with attractive risk-adjusted returns versus its     (PHOTO)
benchmark, the Russell 2000 Index, while maintaining style
characteristics that are similar to the Index. Our             ANDREW SMITH,
management process combines multiple sub-advisers of various   CIO, NTGA
styles and approaches into one Fund, with the objective of     With Northern Trust
creating a style-neutral portfolio. For the period beginning   since 2000
with its June 22, 2006 inception through March 31, 2007, the
Fund returned 15.25 percent versus the Russell 2000 Index      FUND STATISTICS
return of 17.24 percent.
                                                               INCEPTION DATE: June 22, 2006
The Fund lagged during 2006 but rebounded well during the      TOTAL NET ASSETS: $227 million
first quarter of 2007. During the Fund's initial period,       NET ASSET VALUE: $11.47
stock selection in the industrials and materials sectors       TICKER SYMBOL: NMMSX
detracted from performance. In addition, a relatively small    3-YEAR BETA: N/A
underweight to the materials area, the best performing         DIVIDEND SCHEDULE: Annually
sector of the Index, represented a drag on returns. In terms
of contributors, the Fund's underweight to the financial       TOTAL RETURN PERIOD ENDED 3/31/07
sector added significant value as that sector
underperformed. Stock selection within financials and health   -----------------------------------------------
care also contributed to performance. In addition, the         SINCE INCEPTION                          15.25%
small-cap value style has significantly outperformed the       -----------------------------------------------
small-cap growth style since the Fund's inception.
                                                               Performance quoted represents past performance
At the sub-adviser level, value manager Metropolitan West      and does not guarantee future results.
Capital Management, LLC outperformed the value Index. Within   Investment return and principal value will
the growth stock portion of the Fund's portfolio, mixed        fluctuate so that shares, when redeemed, may be
results were posted, with William Blair & Company, LLC         worth more or less than their original cost.
marginally outperforming the growth Index and NorthPointe      Current performance may be lower or higher than
Capital, LLC underperforming. Thus far, the Fund has           that shown here. Performance data current to
maintained style neutrality compared with the Russell 2000     the most recent month-end is available at
Index based on both manager allocation and characteristics,    NORTHERNFUNDS.COM.
and we expect this stance to continue.
                                                               Small-company stocks are generally riskier than
Going forward, the Fund will seek to add value by taking       large-company stocks due to greater volatility
advantage of the stock selection skill of its sub-advisers.    and less liquidity.
We plan to maintain the current target allocations of the
sub-advisers, and continuously monitor their style to ensure that the portfolio continues to be constructed in a
consistent and optimal way.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        (LINE GRAPH)                           The Russell 200 Index is an unmanaged index
                                                               which measures the performance of the 2,000
                                 MULTI-MANAGER     RUSSELL     smallest of the 3,000 largest U.S. companies,
                                SMALL CAP FUND   2000 INDEX    based on market capitalization.
-----------------------------------------------------------
6/22/2006                           10,000         10,000      The graph and table do not reflect the
3/31/2007                           11,525         11,754      deduction of taxes that a shareholder would pay
                                                               on fund distributions or the redemption of fund
                                                               shares.

                                                               Unlike the Index, the Fund's total returns are
                                                               reduced by operating expenses, such as
                                                               transaction costs and management fees.


MULTI-MANAGER FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

                                                             MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES                              MARCH 31, 2007

Amounts in thousands,                                                  MULTI-MANAGER         MULTI-MANAGER    MULTI-MANAGER
except per share data                                            INTERNATIONAL EQUITY FUND    MID CAP FUND   SMALL CAP FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                     $1,001,846             $296,458        $207,332
Investments, at value                                                    $1,095,195             $322,797        $227,971
Cash                                                                              1                    -               1
Foreign currencies, at value (Cost $658)                                        668                    -               -
Interest income receivable                                                       17                    -               2
Dividend income receivable                                                    3,038                  343             133
Receivable for foreign tax reclaimable                                           68                    -               -
Receivable for securities sold                                                2,600                2,175           2,689
Receivable for fund shares sold                                               1,896               24,182             719
Receivable from investment adviser                                               35                    -               -
Unrealized gain on forward foreign currency exchange contracts                    4                    -               -
Total Assets                                                              1,103,522              349,497         231,515
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts                   14                    -               -
Payable for securities purchased                                             14,713                5,327           4,498
Payable for fund shares redeemed                                                356                   78             152
Payable to affiliates:
   Investment advisory fees                                                     227                   55              48
   Co-administration fees                                                        31                    9               6
   Custody and accounting fees                                                   20                    3               3
   Transfer agent fees                                                           21                    6               4
   Trustee fees                                                                   1                    1               1
Accrued other liabilities                                                        48                   47              50
Total Liabilities                                                            15,431                5,526           4,762
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                                               $1,088,091             $343,971        $226,753
---------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                            $  988,189             $316,875        $202,928
Undistributed net investment income                                             588                   77               -
Accumulated undistributed net realized gain                                   5,931                  680           3,186
Net unrealized appreciation                                                  93,383               26,339          20,639
Net Assets                                                               $1,088,091             $343,971        $226,753
---------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE, UNLIMITED AUTHORIZATION)               91,528               30,567          19,771
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE                 $    11.89             $  11.25        $  11.47

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   5   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS                             PERIOD ENDED MARCH 31, 2007

                                                                                    MULTI-MANAGER    MULTI-MANAGER   MULTI-MANAGER
                                                                                    INTERNATIONAL       MID CAP         SMALL CAP
Amounts in thousands                                                                EQUITY FUND(2)      FUND(2)          FUND(2)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (1)                                                                $    9,358(3)      $   2,366       $   1,067
Interest income                                                                           175                82              58
   Total Investment Income                                                              9,533             2,448           1,125
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                                                5,443             1,478           1,389
Co-administration fees                                                                    742               246             190
Custody and accounting fees                                                               537               129             146
Transfer agent fees                                                                       495               164             126
Registration fees                                                                          22                21              21
Printing fees                                                                              56                55              55
Professional fees                                                                          11                11              11
Trustee fees and expenses                                                                   5                 4               5
Other                                                                                       3                 4               3
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                          7,314             2,112           1,946
   Less expenses reimbursed by investment adviser                                        (139)             (142)           (177)
   Net Expenses                                                                         7,175             1,970           1,769
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                            2,358               478            (644)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                                                          6,108               649           4,719
   Foreign currency transactions                                                         (147)                -               -
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                         93,349            26,339          20,639
   Forward foreign currency exchange contracts                                            (10)                -               -
   Translation of other assets and liabilities denominated
      in foreign currencies                                                                44                 -               -
   Net Gains on Investments                                                            99,344            26,988          25,358
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $101,702           $27,466         $24,714
----------------------------------------------------------------------------------------------------------------------------------

(1) Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $1,630, $287 and $338, respectively.

(2)  Commenced investment operations on June 22, 2006.

(3)  Net of $887 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

                                                             MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS               FOR THE PERIOD ENDED MARCH 31,

                                                                                    MULTI-MANAGER    MULTI-MANAGER   MULTI-MANAGER
                                                                                    INTERNATIONAL       MID CAP         SMALL CAP
                                                                                     EQUITY FUND          FUND             FUND
Amounts in thousands                                                                   2007(1)          2007(1)          2007(1)
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                                         $    2,358        $    478        $   (644)
Net realized gains                                                                        5,961             649           4,719
Net change in unrealized appreciation                                                    93,383          26,339          20,639
   Net Increase in Net Assets Resulting from Operations                                 101,702          27,466          24,714
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions                    988,189         316,875         202,928
   Net Increase in Net Assets Resulting from Capital Share Transactions                 988,189         316,875         202,928
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                                                               (1,800)           (370)              -
From net realized gains                                                                       -               -            (889)
   Total Distributions Paid                                                              (1,800)           (370)           (889)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                          1,088,091         343,971         226,753
NET ASSETS:
Beginning of period                                                                           -               -               -
End of period                                                                        $1,088,091        $343,971        $226,753
----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                                      $      588        $     77        $      -
----------------------------------------------------------------------------------------------------------------------------------

(1)  Commenced investment operations on June 22, 2006.

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   7   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS                              FOR THE PERIOD ENDED MARCH 31,

                                                                                    MULTI-MANAGER    MULTI-MANAGER   MULTI-MANAGER
                                                                                    INTERNATIONAL       MID CAP         SMALL CAP
                                                                                     EQUITY FUND          FUND             FUND
Selected per share data                                                                2007(3)          2007(3)          2007(3)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $    10.00        $  10.00        $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                               0.03            0.02           (0.03)
Net realized and unrealized gain                                                           1.89            1.25            1.55
   Total from Investment Operations                                                        1.92            1.27            1.52
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                                             (0.03)          (0.02)              -
   From net realized gains                                                                    -               -           (0.05)
      Total Distributions Paid                                                            (0.03)          (0.02)          (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                       $    11.89        $  11.25        $  11.47
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                          19.19%          12.67%          15.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                              $1,088,091        $343,971        $226,753
Ratio to average net assets of: (2)
   Expenses, net of reimbursements                                                         1.45%           1.20%           1.40%
   Expenses, before reimbursements                                                         1.48%           1.29%           1.54%
   Net investment income (loss), net of reimbursements                                     0.47%           0.29%          (0.51)%
   Net investment income (loss), before reimbursements                                     0.44%           0.20%          (0.65)%
Portfolio Turnover Rate                                                                   40.59%          16.59%          70.83%
----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3)  Commenced investment operations on June 22, 2006.

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

                                                             MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

MULTI-MANAGER INTERNATIONAL EQUITY FUND

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0%
AUSTRALIA - 2.0%
   Alumina Ltd.                                           1,114,100   $    6,589
   AMP Ltd.                                                 263,010        2,211
   CSL Ltd.                                                  55,659        3,709
   Incitec Pivot Ltd.                                        55,896        2,238
   National Australia Bank Ltd.                              64,670        2,114
   Newcrest Mining Ltd.                                     171,350        3,298
   Rio Tinto Ltd.                                            20,930        1,335
--------------------------------------------------------------------------------
                                                                          21,494
--------------------------------------------------------------------------------
AUSTRIA - 0.2%
   Erste Bank der Oesterreichischen Sparkassen
      A.G.                                                   25,970        2,023
--------------------------------------------------------------------------------
BELGIUM - 1.1%
   Belgacom S.A.                                            132,420        5,883
   Fortis                                                    71,026        3,243
   InBev N.V.                                                34,672        2,504
   KBC Groep N.V.                                                 3            -
--------------------------------------------------------------------------------
                                                                          11,630
--------------------------------------------------------------------------------
BERMUDA - 0.2%
   Aquarius Platinum Ltd.                                    67,074        2,159
--------------------------------------------------------------------------------
BRAZIL - 0.5%
   All America Latina Logistica S.A.                        186,800        2,265
   Centrais Eletricas Brasileiras S.A.                  133,196,000        2,967
--------------------------------------------------------------------------------
                                                                           5,232
--------------------------------------------------------------------------------
CANADA - 4.2%
   AUR Resources, Inc.                                       55,300        1,164
   Barrick Gold Corp.                                       525,190       14,994
   HudBay Minerals, Inc. *                                   60,700        1,069
   Inmet Mining Corp.                                        21,000        1,155
   Ivanhoe Mines Ltd./CA *                                  340,300        3,907
   Kinross Gold Corp. *                                      49,362          681
   Magna International, Inc., Class A                       111,820        8,399
   Novagold Resources, Inc. *                                78,600        1,332
   OPTI Canada, Inc. *                                      177,400        3,055
   Patheon, Inc. *                                          207,500          845
   Rogers Communications, Inc., Class B                      72,600        2,377
   Suncor Energy, Inc.                                       65,600        5,008
   Teck Cominco Ltd., Class B                                26,900        1,876
--------------------------------------------------------------------------------
                                                                          45,862
--------------------------------------------------------------------------------
CHINA - 0.7%
   Bank of Communications Co. Ltd., H Shares                178,000          183
   China Communications Construction Co. Ltd.,
      H Shares *                                          1,786,000        2,154

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95. 0% - CONTINUED
CHINA - 0.7% - (CONTINUED)
   Foxconn International Holdings Ltd. *                    436,000   $    1,331
   Suntech Power Holdings Co. Ltd. ADR *                     60,500        2,094
   Synear Food Holdings Ltd. *                               98,000          129
   Yanzhou Coal Mining Co. Ltd., H Shares                 1,525,000        1,460
--------------------------------------------------------------------------------
                                                                           7,351
--------------------------------------------------------------------------------
DENMARK - 0.8%
   Carlsberg A/S, Class B                                    16,400        1,785
   FLSmidth & Co. A/S                                        65,300        4,426
   Novo-Nordisk A/S, Class B                                 24,136        2,203
--------------------------------------------------------------------------------
                                                                           8,414
--------------------------------------------------------------------------------
FINLAND - 1.7%
   Nokia OYJ *                                              296,652        6,829
   Stora Enso OYJ (Registered)                              541,100        9,398
   Stora Enso OYJ ADR                                       147,770        2,552
--------------------------------------------------------------------------------
                                                                          18,779
--------------------------------------------------------------------------------
FRANCE - 8.8%
   Alcatel-Lucent                                           184,511        2,172
   Alcatel-Lucent ADR                                       257,240        3,041
   Alstom *                                                  36,014        4,675
   Areva S.A.                                                 4,200        4,088
   BNP Paribas                                               46,541        4,862
   Carrefour S.A.                                            67,946        4,970
   Casino Guichard Perrachon S.A.                            15,324        1,547
   Cie de Saint-Gobain                                       31,199        3,050
   Compagnie Generale de Geophysique-Veritas *               14,871        3,119
   France Telecom S.A.                                       47,216        1,247
   Gemalto N.V. *                                           207,350        4,784
   L'Oreal S.A.                                              37,750        4,122
   Neopost S.A.                                              16,182        2,313
   PPR                                                       17,574        2,811
   Sanofi-Aventis                                            64,494        5,609
   Suez S.A.                                                100,616        5,307
   Technip S.A.                                              45,900        3,368
   Thales S.A.                                              168,340        9,774
   Total S.A.                                               137,299        9,621
   Total S.A. ADR                                            29,500        2,059
   Veolia Environment                                        73,692        5,480
   Vivendi                                                  187,304        7,612
--------------------------------------------------------------------------------
                                                                          95,631
--------------------------------------------------------------------------------
GERMANY - 6.8%
   Allianz S.E. (Registered)                                 53,842       11,057

See Notes to the Financial Statements.


                          NORTHERN FUNDS ANNUAL REPORT   9   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND (CONTINUED)

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
GERMANY - 6.8% - (CONTINUED)
   BASF A.G.                                                 14,430   $    1,625
   Bayer A.G.                                                45,002        2,876
   Deutsche Bank A.G. (Registered)                           31,128        4,194
   Deutsche Postbank A.G.                                    49,045        4,277
   Deutsche Telekom A.G. (Registered)                       136,780        2,262
   Hugo Boss A.G.-Ord                                         7,994          512
   Hypo Real Estate Holding A.G.                             31,002        1,977
   Infineon Technologies A.G. *                              57,395          893
   IVG Immobilien A.G.                                       74,829        3,584
   Metro A.G.                                               112,742        7,985
   Muenchener Rueckversicherungs A.G. (Registered)           15,828        2,677
   Premiere A.G. *                                          444,550        9,681
   SAP A.G.                                                 113,033        5,039
   Siemens A.G. (Registered)                                 72,713        7,774
   Solarworld A.G.                                           27,274        2,118
   Stada Arzneimittel A.G.                                   41,756        2,536
   United Internet A.G. (Registered)                        137,467        2,672
--------------------------------------------------------------------------------
                                                                          73,739
--------------------------------------------------------------------------------
GREECE - 0.7%
   Hellenic Telecommunications Organization S.A. *          102,490        2,804
   National Bank of Greece S.A.                              41,345        2,193
   Piraeus Bank S.A.                                         74,250        2,579
--------------------------------------------------------------------------------
                                                                           7,576
--------------------------------------------------------------------------------
GUERNSEY - 0.2%
   Eurocastle Investment Ltd.                                37,300        1,944
--------------------------------------------------------------------------------
HONG KONG - 0.6%
   Cheung Kong Holdings Ltd.                                159,642        2,021
   Melco International Development                          483,000          869
   Nine Dragons Paper Holdings Ltd.                         644,000        1,344
   Pacific Basin Shipping Ltd.                            2,580,000        2,212
--------------------------------------------------------------------------------
                                                                           6,446
--------------------------------------------------------------------------------
INDIA - 0.2%
   Infosys Technologies Ltd. ADR                             41,500        2,085
--------------------------------------------------------------------------------
INDONESIA - 0.0%
   Bank Mandiri Persero Tbk PT                                1,500            -
--------------------------------------------------------------------------------
IRELAND - 0.5%
   Anglo Irish Bank Corp. PLC                                63,058        1,348
   Kingspan Group PLC                                       160,614        4,281
--------------------------------------------------------------------------------
                                                                           5,629
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95. 0% - CONTINUED
ITALY - 5.8%
   Alleanza Assicurazioni S.p.A.                            259,350   $    3,311
   Ansaldo STS S.p.A. *                                     248,110        3,267
   Arnoldo Mondadori Editore S.p.A.                         292,830        3,059
   Assicurazioni Generali S.p.A.                             67,205        2,859
   Banco Popolare di Verona e Novara Scrl                    62,810        1,951
   Enel S.p.A.                                            1,084,767       11,608
   ENI S.p.A.                                               278,402        9,061
   Mediaset S.p.A.                                          403,040        4,386
   Telecom Italia S.p.A. (RNC)                            6,146,180       15,199
   UniCredito Italiano S.p.A. (Milan Exchange)              913,246        8,693
--------------------------------------------------------------------------------
                                                                          63,394
--------------------------------------------------------------------------------
JAPAN - 23.4%
   Acom Co. Ltd.                                             89,200        3,794
   Astellas Pharma, Inc.                                     79,861        3,444
   Bank of Yokohama (The) Ltd.                              314,000        2,343
   Bridgestone Corp.                                         93,900        1,877
   Canon, Inc.                                               37,650        2,023
   Chugai Pharmaceutical Co. Ltd.                            97,800        2,474
   Coca-Cola West Holdings Co. Ltd.                          74,000        1,605
   Dai Nippon Printing Co. Ltd.                             613,000        9,648
   Daiichi Sankyo Co Ltd.                                   152,300        4,667
   Daiwa House Industry Co. Ltd.                             81,625        1,339
   Daiwa Securities Group, Inc.                             371,091        4,483
   East Japan Railway Co.                                       396        3,086
   Fanuc Ltd.                                                51,500        4,796
   Fast Retailing Co. Ltd.                                   28,800        2,237
   Fuji Television Network, Inc.                              1,490        3,453
   FUJIFILM Holdings Corp.                                  222,500        9,104
   Haseko Corp. *                                         1,013,500        3,699
   Honda Motor Co. Ltd.                                      55,300        1,929
   Japan Steel Works Ltd.                                   441,000        5,305
   Japan Tobacco, Inc.                                          475        2,335
   Joyo Bank (The) Ltd.                                     703,152        4,393
   JSR Corp.                                                 87,200        2,013
   Keyence Corp.                                              8,500        1,919
   Kirin Brewery Co. Ltd.                                   438,000        6,328
   Komatsu Ltd.                                             101,300        2,133
   Kose Corp.                                               139,537        4,122
   Marui Co. Ltd.                                            99,000        1,214
   Matsushita Electric Industrial Co. Ltd.                  139,000        2,802
   MID REIT, Inc.                                               313        1,796
   Millea Holdings, Inc.                                     84,800        3,139

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
JAPAN - 23.4% - (CONTINUED)
   Mitsubishi Electric Corp.                                212,000   $    2,185
   Mitsubishi Estate Co. Ltd.                               216,000        7,096
   Mitsubishi UFJ Financial Group, Inc.                         456        5,148
   Mitsui-Soko Co. Ltd.                                     318,679        2,107
   NEC Electronics Corp. *                                  100,000        2,419
   Nippon Commercial Investment Corp.                           327        1,796
   Nippon Electric Glass Co. Ltd.                            87,000        1,525
   Nippon Oil Corp.                                         852,000        6,914
   Nippon Residential Investment Corp.                          258        1,721
   Nippon Telegraph & Telephone Corp. ADR                   244,400        6,455
   Nipponkoa Insurance Co. Ltd.                             665,852        5,709
   Nomura Holdings, Inc.                                    501,559       10,452
   NTT Data Corp.                                               807        4,103
   NTT DoCoMo, Inc.                                           1,165        2,156
   ORIX Corp.                                                 5,660        1,475
   Pioneer Corp.                                            148,500        1,941
   Promise Co. Ltd.                                          84,650        3,190
   Sankyo Co. Ltd.                                          115,500        5,079
   Secom Co. Ltd.                                            39,100        1,816
   Sega Sammy Holdings, Inc.                                153,400        3,581
   Sekisui House Ltd.                                        87,000        1,354
   Seven & I Holdings Co. Ltd.                              264,991        8,076
   Sharp Corp.                                              156,000        3,006
   Shin-Etsu Chemical Co. Ltd.                               31,500        1,923
   Shiseido Co. Ltd.                                        234,000        4,757
   Sugi Pharmacy Co. Ltd.                                   100,950        2,044
   Sumco Corp.                                               88,200        3,669
   Sumitomo Bakelite Co. Ltd.                               444,066        3,212
   Sumitomo Forestry Co. Ltd.                               174,185        1,839
   Sumitomo Mitsui Financial Group, Inc.                        461        4,187
   Sumitomo Realty & Development Co. Ltd.                    41,000        1,556
   Sumitomo Trust & Banking (The) Co. Ltd.                  478,807        4,995
   Suzuki Motor Corp.                                        99,312        2,580
   T&D Holdings, Inc.                                        38,200        2,636
   Takefuji Corp.                                           196,400        7,886
   TDK Corp.                                                 17,100        1,484
   Toho Titanium Co Ltd.                                     45,500        2,229
   Tokuyama Corp.                                           197,000        3,445
   Tokyu Land Corp.                                         278,000        3,169
   Toyota Motor Corp.                                        35,000        2,243
   Toyota Tsusho Corp.                                       68,900        1,760
   Wacoal Holdings Corp.                                    261,000        3,308

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
JAPAN - 23.4% - (CONTINUED)
   West Japan Railway Co.                                       562   $    2,595
--------------------------------------------------------------------------------
                                                                         254,321
--------------------------------------------------------------------------------
MEXICO - 0.2%
   America Movil S.A. de C.V. ADR, Series L                  53,400        2,552
--------------------------------------------------------------------------------
NETHERLANDS - 5.5%
   ABN AMRO Holding N.V.                                     48,526        2,089
   Aegon N.V.                                               101,716        2,028
   Akzo Nobel N.V.                                           35,733        2,714
   Buhrmann N.V.                                            235,452        3,171
   European Aeronautic Defence & Space Co. N.V.              43,374        1,346
   Heineken N.V.                                             77,700        4,065
   ING Groep N.V. CVA                                       204,502        8,647
   Koninklijke Philips Electronics N.V.                     118,791        4,537
   Koninklijke Philips Electronics N.V. (New York
      Shares)                                                59,400        2,263
   Royal Dutch Shell PLC ADR                                147,080        9,797
   Royal Dutch Shell PLC, Class A                           136,034        4,525
   Royal Dutch Shell PLC, Class B                            73,283        2,439
   Royal KPN N.V.                                           402,232        6,266
   SBM Offshore N.V.                                         64,778        2,336
   Unilever N.V. CVA                                        108,420        3,158
--------------------------------------------------------------------------------
                                                                          59,381
--------------------------------------------------------------------------------
NORWAY - 0.8%
   Renewable Energy Corp. A/S *                             176,800        4,000
   Statoil ASA                                               98,541        2,683
   Yara International ASA                                    79,400        2,192
--------------------------------------------------------------------------------
                                                                           8,875
--------------------------------------------------------------------------------
PAPUA NEW GUINEA - 0.3%
   Lihir Gold Ltd. *                                      1,261,150        3,326
--------------------------------------------------------------------------------
PORTUGAL - 0.3%
   Energias de Portugal S.A.                                286,920        1,541
   Energias de Portugal S.A. ADR                             41,490        2,227
--------------------------------------------------------------------------------
                                                                           3,768
--------------------------------------------------------------------------------
SINGAPORE - 0.8%
   City Developments Ltd.                                   282,000        2,715
   DBS Group Holdings Ltd.                                  384,050        5,418
--------------------------------------------------------------------------------
                                                                           8,133
--------------------------------------------------------------------------------
SOUTH AFRICA - 1.6%
   AngloGold Ashanti Ltd. ADR                               180,850        8,064
   Gold Fields Ltd.                                         126,950        2,353

See Notes to the Financial Statements.


                         NORTHERN FUNDS ANNUAL REPORT   11   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND (CONTINUED)

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
SOUTH AFRICA - 1.6% - (CONTINUED)
   Impala Platinum Holdings Ltd.                            208,678   $    6,556
--------------------------------------------------------------------------------
                                                                          16,973
--------------------------------------------------------------------------------
SOUTH KOREA - 3.1%
   Hyundai Motor Co. Ltd.                                    30,090        2,114
   Kookmin Bank ADR                                          39,130        3,528
   Korea Electric Power Corp. ADR                           325,010        6,500
   KT Corp. ADR                                             422,490        9,460
   Samsung Electronics GDR (1)                                8,010        2,437
   Samsung SDI Co. Ltd. GDR (1)                             271,100        4,330
   SK Telecom Co. Ltd. ADR                                  212,450        4,976
--------------------------------------------------------------------------------
                                                                          33,345
--------------------------------------------------------------------------------
SPAIN - 0.8%
   Repsol YPF S.A.                                          186,851        6,301
   Telefonica S.A.                                          116,195        2,561
--------------------------------------------------------------------------------
                                                                           8,862
--------------------------------------------------------------------------------
SWEDEN - 2.2%
   Assa Abloy AB, Class B                                   176,400        4,055
   Nordea Bank AB                                           460,099        7,348
   Ssab Svenskt Stal AB, Class A                             94,200        2,908
   Telefonaktiebolaget LM Ericsson ADR                       54,200        2,010
   Telefonaktiebolaget LM Ericsson, Class B               2,050,834        7,550
--------------------------------------------------------------------------------
                                                                          23,871
--------------------------------------------------------------------------------
SWITZERLAND - 4.3%
   ABB Ltd. (Registered)                                    148,571        2,544
   Clariant A.G. (Registered) *                             156,810        2,691
   Credit Suisse Group (Registered)                          48,403        3,474
   Julius Baer Holding A.G. (Registered)                     15,743        2,149
   Nestle S.A. (Registered)                                  28,917       11,265
   Nobel Biocare Holding A.G. (Bearer)                        6,736        2,456
   Novartis A.G. (Registered)                                92,267        5,294
   Phonak Holding A.G. (Registered)                          20,979        1,606
   Roche Holding A.G. (Genusschein)                          34,934        6,183
   Swatch Group A.G. (Registered)                            42,638        2,280
   Swiss Reinsurance (Registered)                            12,544        1,146
   Syngenta A.G. (Registered) *                              12,362        2,366
   UBS A.G. (Registered)                                     34,473        2,049
   Zurich Financial Services A.G. (Registered)                5,505        1,589
--------------------------------------------------------------------------------
                                                                          47,092
--------------------------------------------------------------------------------
TAIWAN - 1.3%
   Chunghwa Telecom Co. Ltd. ADR                            589,249       11,738
   United Microelectronics Corp.                          2,376,900        1,372

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95. 0% - CONTINUED
TAIWAN - 1.3% - (CONTINUED)
   United Microelectronics Corp. ADR                        307,258   $      977
--------------------------------------------------------------------------------
                                                                          14,087
--------------------------------------------------------------------------------
THAILAND - 0.1%
   Bangkok Bank PCL (Registered)                            481,136        1,553
--------------------------------------------------------------------------------
UNITED KINGDOM - 15.0%
   Alliance Boots PLC                                       160,741        3,247
   BAE Systems PLC                                          523,833        4,742
   Barclays PLC                                             147,045        2,086
   Berkeley Group Holdings PLC *                             54,649        1,695
   BP PLC                                                   595,000        6,463
   BP PLC ADR                                                67,050        4,342
   British Land Co. PLC                                      75,470        2,269
   BT Group PLC                                             807,876        4,829
   Burberry Group PLC                                       175,880        2,260
   Cadbury Schweppes PLC                                    718,537        9,219
   Carnival PLC                                              23,763        1,145
   Dawnay Day Treveria PLC                                  978,827        1,813
   Diageo PLC                                               408,403        8,274
   GlaxoSmithKline PLC                                      444,172       12,211
   Imperial Chemical Industries PLC                         297,655        2,929
   Intercontinental Hotels Group PLC                        105,082        2,597
   International Power PLC                                  898,133        7,008
   ITV PLC                                                  243,992          523
   Kesa Electricals PLC                                      97,007          647
   Kingfisher PLC                                         1,500,622        8,217
   Land Securities Group PLC                                126,764        5,338
   Lloyds TSB Group PLC                                     258,025        2,844
   Lonmin PLC                                                48,140        3,145
   Morrison WM Supermarkets PLC                             365,084        2,218
   Prudential PLC                                           232,594        3,284
   Reckitt Benckiser PLC                                     33,086        1,723
   Rio Tinto PLC                                            170,950        9,763
   Rolls-Royce Group PLC *                                  248,554        2,418
   Rolls-Royce Group PLC, B Shares                       14,024,835           28
   Royal Bank of Scotland Group PLC                         132,299        5,165
   Sainsbury (J.) PLC                                       372,375        4,027
   Scottish & Southern Energy PLC                            74,000        2,244
   Smiths Group PLC                                         108,017        2,185
   Standard Chartered PLC                                    89,980        2,592
   United Utilities PLC                                     189,800        2,822
   Vodafone Group PLC                                     3,417,550        9,113
   Vodafone Group PLC ADR                                   251,181        6,747

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED

UNITED KINGDOM - 15.0% - (CONTINUED)
   Whitbread PLC                                             87,024   $    3,232
   Woolworths Group PLC                                   1,043,124          631
   WPP Group PLC                                            495,700        7,511
--------------------------------------------------------------------------------
                                                                         163,546
--------------------------------------------------------------------------------
UNITED STATES - 0.3%
   Apex Silver Mines Ltd. *                                 273,200        3,527
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $940,951)                                                        1,032,600

PREFERRED STOCKS - 0.7%
BRAZIL - 0.2%
   Centrais Eletricas Brasileiras S.A. ADR                  217,600        2,382
--------------------------------------------------------------------------------
GERMANY - 0.4%
   Henkel KGaA                                               20,680        3,058
   Hugo Boss A.G.                                            30,073        1,748
--------------------------------------------------------------------------------
                                                                           4,806
--------------------------------------------------------------------------------
SOUTH KOREA - 0.1%
   Samsung SDI Co. Ltd.                                      18,390          846
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
--------------------------------------------------------------------------------
(COST $7,035)                                                              8,034

INVESTMENT COMPANY - 4.5%
   Northern Institutional Funds -
      Diversified Assets Portfolio (2)                   48,886,991       48,887
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY
--------------------------------------------------------------------------------
(COST $48,887)                                                            48,887

                                                         NUMBER OF       VALUE
                                                         WARRANTS       (000S)
--------------------------------------------------------------------------------
WARRANTS - 0.2%
   Reliance Communications Ltd., Call
      Warrants, Exp. 1/25/11, Strike $0.00 *                258,480        2,517
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $1,816)                                                              2,517

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.3%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $      3,157   $    3,157
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $3,157)                                                              3,157
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.7%
--------------------------------------------------------------------------------
(COST $1,001,846)                                                      1,095,195
   Liabilities less Other Assets - (0.7)%                                 (7,104)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $1,088,091

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2) Northern Trust Investments, N.A. is an investment adviser of the Fund and the adviser of the Northern Institutional Funds.

*    Non-Income Producing Security

     Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Multi-Manager International Equity Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 11.6%
Consumer Staples                                                        7.5
Energy                                                                  7.1
Financials                                                             17.4
Health Care                                                             4.0
Industrials                                                            22.5
Information Technology                                                  6.1
Materials                                                              10.1
Telecommunication Services                                              8.8
Utilities                                                               4.9
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


                         NORTHERN FUNDS ANNUAL REPORT   13   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

MULTI-MANAGER INTERNATIONAL EQUITY FUND (CONTINUED)

At March 31, 2007, the Multi-Manager International Equity Fund's investments were denominated in the following currencies:

                                                                  % OF LONG-TERM
CONCENTRATION BY CURRENCY                                           INVESTMENTS
--------------------------------------------------------------------------------
Euro                                                                   31.7%
Japanese Yen                                                           23.7
British Pound                                                          14.9
U.S. Dollar                                                            14.3
All other currencies less than 5%                                      15.4
--------------------------------------------------------------------------------
Total                                                                 100.0%

At March 31, 2007, the Multi-Manager International Equity Fund had outstanding forward foreign currency exchange contracts as follows:

                    AMOUNT                  AMOUNT
    CONTRACTS       (LOCAL   IN EXCHANGE    (LOCAL                UNREALIZED
   TO DELIVER     CURRENCY)      FOR      CURRENCY)  SETTLEMENT  GAIN (LOSS)
    CURRENCY        (000S)     CURRENCY     (000S)      DATE        (000S)
----------------------------------------------------------------------------
Hong Kong Dollar    2,757    U.S. Dollar       353     4/2/07       $  -
                             Australian
U.S. Dollar            91    Dollar            112     4/2/07          -
                             Canadian
U.S. Dollar           218    Dollar            252     4/2/07          -
                             Swiss
U.S. Dollar           222    Franc             270     4/2/07          -
U.S. Dollar         2,372    Euro            1,776     4/2/07          -
                             British
U.S. Dollar         1,142    Pound             580     4/2/07          -
                             Hong Kong
U.S. Dollar           481    Dollar          3,755     4/2/07          -
                             Japanese
U.S. Dollar         1,273    Yen           148,821     4/2/07        (10)
                             Japanese
U.S. Dollar           510    Yen            60,131     4/2/07          1
                             Japanese
U.S. Dollar         1,242    Yen           146,392     4/2/07          -
                             South
                             Korean
U.S. Dollar             4    Won             3,470     4/2/07          -
                             Singapore
U.S. Dollar            42    Dollar             64     4/2/07          -
                             Swedish
U.S. Dollar           223    Krona           1,556     4/2/07          -
Japanese Yen        2,511    U.S. Dollar        21     4/3/07          -
Norwegian Krone     4,078    U.S. Dollar       670     4/3/07         (1)
U.S. Dollar           198    Euro              148     4/3/07          -

                    AMOUNT                  AMOUNT
    CONTRACTS       (LOCAL   IN EXCHANGE    (LOCAL                UNREALIZED
   TO DELIVER     CURRENCY)      FOR      CURRENCY)  SETTLEMENT  GAIN (LOSS)
    CURRENCY        (000S)     CURRENCY     (000S)      DATE        (000S)
----------------------------------------------------------------------------
                             Norwegian
U.S. Dollar           339    Krone           2,066     4/3/07       $  -
                             Swiss
U.S. Dollar           107    Franc             130     4/3/07          -
                             Norwegian
U.S. Dollar         1,864    Krone          11,323     4/4/07         (1)
                             Singapore
U.S. Dollar           130    Dollar            197     4/4/07          -
                             Singapore
U.S. Dollar            29    Dollar             43     4/4/07          -
                             Swedish
U.S. Dollar            44    Krona             307     4/4/07          -
                             Norwegian
U.S. Dollar            18    Krone             112     4/4/07          -
                             Japanese
U.S. Dollar           451    Yen            53,377     4/4/07          2
                             British
U.S. Dollar           338    Pound             172     4/4/07          -
U.S. Dollar           583    Euro              436     4/4/07         (1)
                             Danish
U.S. Dollar            15    Krone              84     4/4/07          -
----------------------------------------------------------------------------
Total                                                               $(10)

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

                                                             MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2007

MULTI-MANAGER MID CAP FUND

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.7%
ADVERTISING - 0.3%
   Focus Media Holding Ltd. ADR *                            14,300   $    1,122
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.8%
   Aerovironment, Inc. *                                      7,100          163
   L-3 Communications Holdings, Inc.                         29,785        2,605
--------------------------------------------------------------------------------
                                                                           2,768
--------------------------------------------------------------------------------
APPAREL - 1.4%
   Coach, Inc. *                                             60,060        3,006
   Jones Apparel Group, Inc.                                 42,900        1,318
   Kellwood Co.                                              13,500          396
--------------------------------------------------------------------------------
                                                                           4,720
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.2%
   Navistar International Corp. *                            18,100          828
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.8%
   American Axle & Manufacturing Holdings, Inc.              33,400          913
   ArvinMeritor, Inc.                                        20,900          381
   Goodyear Tire & Rubber (The) Co. *                        26,500          827
   TRW Automotive Holdings Corp. *                           21,300          742
--------------------------------------------------------------------------------
                                                                           2,863
--------------------------------------------------------------------------------
BANKS - 3.4%
   Associated Banc-Corp                                      25,800          867
   BancorpSouth, Inc.                                        13,000          318
   Comerica, Inc.                                            47,800        2,826
   Commerce Bancorp, Inc. of New Jersey                      56,615        1,890
   First Horizon National Corp.                              15,600          648
   FirstMerit Corp.                                          33,300          703
   Huntington Bancshares, Inc. of Ohio                       75,100        1,641
   KeyCorp                                                   43,200        1,618
   UnionBanCal Corp.                                         17,200        1,091
--------------------------------------------------------------------------------
                                                                          11,602
--------------------------------------------------------------------------------
BEVERAGES - 1.0%
   Coca-Cola Enterprises, Inc.                               52,600        1,065
   Hansen Natural Corp. *                                    21,700          822
   Molson Coors Brewing Co., Class B                          9,600          908
   Pepsi Bottling Group, Inc.                                21,900          699
--------------------------------------------------------------------------------
                                                                           3,494
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.0%
   Genentech, Inc. *                                         19,300        1,585
   InterMune, Inc. *                                          9,100          224
   Medimmune, Inc. *                                         31,800        1,157
   Vertex Pharmaceuticals, Inc. *                            16,100          452
--------------------------------------------------------------------------------
                                                                           3,418
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.7% - CONTINUED
BUILDING MATERIALS - 0.8%
   Lennox International, Inc.                                39,000   $    1,392
   Masco Corp.                                               47,400        1,299
--------------------------------------------------------------------------------
                                                                           2,691
--------------------------------------------------------------------------------
CHEMICALS - 3.3%
   Lubrizol Corp.                                            26,900        1,386
   Lyondell Chemical Co.                                     35,500        1,064
   Olin Corp.                                                55,200          935
   PolyOne Corp. *                                           60,300          368
   PPG Industries, Inc.                                      21,200        1,490
   RPM International, Inc.                                   43,800        1,012
   Schulman (A.), Inc.                                       30,200          711
   Sensient Technologies Corp.                               55,300        1,426
   Sherwin-Williams (The) Co.                                21,000        1,387
   Spartech Corp.                                            30,500          895
   Valspar Corp.                                             23,900          665
--------------------------------------------------------------------------------
                                                                          11,339
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 6.0%
   Advisory Board (The) Co. *                                21,300        1,078
   Alliance Data Systems Corp. *                             59,475        3,665
   Bright Horizons Family Solutions, Inc. *                  36,000        1,359
   Corporate Executive Board Co.                             45,085        3,425
   Donnelley (R.R.) & Sons Co.                               32,200        1,178
   Laureate Education, Inc. *                                45,865        2,705
   Manpower, Inc.                                            14,655        1,081
   Monster Worldwide, Inc. *                                 28,000        1,326
   Resources Connection, Inc. *                              51,600        1,651
   Robert Half International, Inc.                           27,400        1,014
   Strayer Education, Inc.                                   11,300        1,412
   TravelCenters of America LLC *                             2,470           95
   United Rentals, Inc. *                                    18,800          517
--------------------------------------------------------------------------------
                                                                          20,506
--------------------------------------------------------------------------------
COMPUTERS - 3.6%
   Brocade Communications Systems, Inc. *                    64,500          614
   Cognizant Technology Solutions Corp., Class A *           54,530        4,813
   Computer Sciences Corp. *                                 28,000        1,460
   Factset Research Systems, Inc.                            42,140        2,649
   Lexmark International, Inc., Class A *                    25,300        1,479
   Research In Motion Ltd. *                                  9,000        1,228
--------------------------------------------------------------------------------
                                                                          12,243
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.6%
   CDW Corp.                                                 28,880        1,774
   Fastenal Co.                                              65,065        2,281

See Notes to the Financial Statements.


                         NORTHERN FUNDS ANNUAL REPORT   15   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND (CONTINUED)

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.7% - CONTINUED
DISTRIBUTION/WHOLESALE - 1.6% - (CONTINUED)
   Grainger (W.W.), Inc.                                     15,400   $    1,189
   LKQ Corp. *                                               17,045          373
--------------------------------------------------------------------------------
                                                                           5,617
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 4.6%
   Affiliated Managers Group, Inc. *                         30,180        3,270
   AmeriCredit Corp. *                                       41,200          942
   Chicago Mercantile Exchange Holdings, Inc.                 4,415        2,351
   CIT Group, Inc.                                           44,500        2,355
   Edwards (A.G.), Inc.                                       7,900          546
   Financial Federal Corp.                                   20,700          545
   GFI Group, Inc. *                                         22,500        1,529
   Nuveen Investments, Inc., Class A                         36,365        1,720
   Price (T. Rowe) Group, Inc.                               14,700          694
   SEI Investments Co.                                       29,700        1,789
--------------------------------------------------------------------------------
                                                                          15,741
--------------------------------------------------------------------------------
ELECTRIC - 4.8%
   Alliant Energy Corp.                                      39,700        1,779
   American Electric Power Co., Inc.                         40,500        1,974
   Centerpoint Energy, Inc.                                  50,400          904
   DTE Energy Co.                                            24,200        1,159
   Energy East Corp.                                         82,900        2,020
   OGE Energy Corp.                                          10,100          392
   Pepco Holdings, Inc.                                      60,000        1,741
   Pinnacle West Capital Corp.                               35,100        1,694
   Puget Energy, Inc.                                        37,000          950
   TECO Energy, Inc.                                         36,200          623
   Westar Energy, Inc.                                       68,400        1,882
   Xcel Energy, Inc.                                         59,000        1,457
--------------------------------------------------------------------------------
                                                                          16,575
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
   Energy Conversion Devices, Inc. *                         30,400        1,062
--------------------------------------------------------------------------------
ELECTRONICS - 0.9%
   Amphenol Corp., Class A                                   22,745        1,468
   Sanmina-SCI Corp. *                                       58,200          211
   Technitrol, Inc.                                          33,600          880
   Vishay Intertechnology, Inc. *                            48,000          671
--------------------------------------------------------------------------------
                                                                           3,230
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.3%
   Foster Wheeler Ltd. *                                     19,300        1,127
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.8%
   Stericycle, Inc. *                                        35,755        2,914
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.7% - CONTINUED
FOOD - 1.2%
   Del Monte Foods Co.                                       36,900   $      423
   JM Smucker (The) Co.                                      13,800          736
   Seaboard Corp.                                               300          678
   SUPERVALU, Inc.                                           34,700        1,356
   Whole Foods Market, Inc.                                  23,595        1,058
--------------------------------------------------------------------------------
                                                                           4,251
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.5%
   MeadWestvaco Corp.                                        24,000          740
   Plum Creek Timber Co., Inc.                               20,900          824
--------------------------------------------------------------------------------
                                                                           1,564
--------------------------------------------------------------------------------
GAS - 0.3%
   Nicor, Inc.                                               12,400          601
   WGL Holdings, Inc.                                        14,300          457
--------------------------------------------------------------------------------
                                                                           1,058
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.5%
   Black & Decker Corp.                                      22,300        1,820
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 4.6%
   Abaxis, Inc. *                                            17,250          420
   Bard (C.R.), Inc.                                         13,440        1,069
   Dentsply International, Inc.                              34,920        1,144
   IDEXX Laboratories, Inc. *                                26,765        2,345
   Intuitive Surgical, Inc. *                                11,800        1,435
   Kyphon, Inc. *                                            29,275        1,321
   Palomar Medical Technologies, Inc. *                      15,800          631
   Resmed, Inc. *                                            45,405        2,287
   Stryker Corp.                                             40,580        2,691
   Varian Medical Systems, Inc. *                            50,065        2,388
--------------------------------------------------------------------------------
                                                                          15,731
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 2.0%
   Apria Healthcare Group, Inc. *                            35,400        1,141
   Covance, Inc. *                                           38,975        2,313
   Coventry Health Care, Inc. *                              26,700        1,496
   Healthways, Inc. *                                        35,460        1,658
   Universal Health Services, Inc., Class B                   3,400          195
--------------------------------------------------------------------------------
                                                                           6,803
--------------------------------------------------------------------------------
HOME FURNISHINGS - 1.1%
   Ethan Allen Interiors, Inc.                               42,200        1,491
   Harman International Industries, Inc.                     17,165        1,649
   Whirlpool Corp.                                            9,100          773
--------------------------------------------------------------------------------
                                                                           3,913
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.7% - CONTINUED
HOUSEHOLD PRODUCTS/WARES - 0.9%
   Blyth, Inc.                                               25,500   $      538
   Harland (John H.) Co.                                     24,900        1,276
   Tupperware Brands Corp.                                   45,300        1,129
--------------------------------------------------------------------------------
                                                                           2,943
--------------------------------------------------------------------------------
INSURANCE - 5.4%
   Assurant, Inc.                                            16,800          901
   Brown & Brown, Inc.                                       50,870        1,376
   CIGNA Corp.                                                6,900          984
   Cincinnati Financial Corp.                                19,400          823
   Commerce Group, Inc.                                      37,200        1,117
   eHealth, Inc. *                                           19,500          459
   Lincoln National Corp.                                    13,500          915
   MBIA, Inc.                                                21,800        1,428
   MGIC Investment Corp.                                     25,800        1,520
   National Interstate Corp.                                 45,737        1,178
   Nationwide Financial Services, Inc., Class A              36,100        1,944
   Ohio Casualty Corp.                                       37,100        1,111
   PMI Group (The), Inc.                                     17,800          805
   Presidential Life Corp.                                   19,600          387
   Radian Group, Inc.                                        15,100          829
   SAFECO Corp.                                              39,900        2,651
--------------------------------------------------------------------------------
                                                                          18,428
--------------------------------------------------------------------------------
INTERNET - 1.8%
   Akamai Technologies, Inc. *                               24,800        1,238
   Baidu.com ADR *                                            7,600          734
   Checkfree Corp. *                                         16,200          601
   Ctrip.com International Ltd. ADR                          24,800        1,661
   Digital River, Inc. *                                     19,870        1,098
   NetFlix, Inc. *                                           43,400        1,006
--------------------------------------------------------------------------------
                                                                           6,338
--------------------------------------------------------------------------------
IRON/STEEL - 1.2%
   Allegheny Technologies, Inc.                               6,000          640
   Steel Dynamics, Inc.                                      30,200        1,305
   United States Steel Corp.                                 21,600        2,142
--------------------------------------------------------------------------------
                                                                           4,087
--------------------------------------------------------------------------------
LEISURE TIME - 0.5%
   Brunswick Corp.                                           21,900          697
   K2, Inc. *                                                62,600          757
   Sabre Holdings Corp., Class A                              7,100          233
--------------------------------------------------------------------------------
                                                                           1,687
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.7% - CONTINUED
LODGING - 0.7%
   Home Inns & Hotels Management , Inc. ADR *                18,900   $      687
   Wynn Resorts Ltd.                                         16,300        1,546
--------------------------------------------------------------------------------
                                                                           2,233
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.9%
   Joy Global, Inc.                                          74,855        3,211
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.5%
   Albany International Corp., Class A                       10,500          377
   IDEX Corp.                                                26,040        1,325
--------------------------------------------------------------------------------
                                                                           1,702
--------------------------------------------------------------------------------
MEDIA - 0.8%
   Belo Corp., Class A                                       43,800          818
   Gannett Co., Inc.                                         20,200        1,137
   Tribune Co.                                               23,900          767
--------------------------------------------------------------------------------
                                                                           2,722
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 0.5%
   Precision Castparts Corp.                                  6,300          655
   Timken (The) Co.                                          34,000        1,031
--------------------------------------------------------------------------------
                                                                           1,686
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.3%
   Donaldson Co., Inc.                                       40,810        1,473
   Leggett & Platt, Inc.                                     70,200        1,591
   Parker Hannifin Corp.                                     18,200        1,571
   Roper Industries, Inc.                                    43,730        2,400
   SPX Corp.                                                 14,700        1,032
--------------------------------------------------------------------------------
                                                                           8,067
--------------------------------------------------------------------------------
OFFICE FURNISHINGS - 0.4%
   Steelcase, Inc., Class A                                  77,657        1,545
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.7%
   IKON Office Solutions, Inc.                               55,700          800
   Xerox Corp. *                                            103,900        1,755
--------------------------------------------------------------------------------
                                                                           2,555
--------------------------------------------------------------------------------
OIL & GAS - 2.9%
   Apache Corp.                                              16,455        1,163
   Hess Corp.                                                23,400        1,298
   Patterson-UTI Energy, Inc.                                51,300        1,151
   Sunoco, Inc.                                              30,300        2,134
   Tesoro Corp.                                              15,500        1,557
   XTO Energy, Inc.                                          49,470        2,712
--------------------------------------------------------------------------------
                                                                          10,015
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 3.4%
   BJ Services Co.                                           37,530        1,047

See Notes to the Financial Statements.


                         NORTHERN FUNDS ANNUAL REPORT   17   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND (CONTINUED)

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.7% - CONTINUED
OIL & GAS SERVICES - 3.4% - (CONTINUED)
   Compagnie Generale de Geophysique-Veritas ADR *           32,575   $    1,357
   Core Laboratories N.V. *                                   7,700          645
   FMC Technologies, Inc. *                                  22,900        1,598
   SEACOR Holdings, Inc. *                                    9,400          925
   Smith International, Inc.                                 87,025        4,182
   Tidewater, Inc.                                           30,700        1,798
--------------------------------------------------------------------------------
                                                                          11,552
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.2%
   Sonoco Products Co.                                       21,700          816
--------------------------------------------------------------------------------
PHARMACEUTICALS - 1.2%
   CV Therapeutics, Inc. *                                   32,400          255
   Express Scripts, Inc. *                                   16,100        1,300
   King Pharmaceuticals, Inc. *                             100,900        1,985
   Salix Pharmaceuticals Ltd. *                              37,900          477
--------------------------------------------------------------------------------
                                                                           4,017
--------------------------------------------------------------------------------
PIPELINES - 0.2%
   National Fuel Gas Co.                                     12,100          524
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 2.3%
   American Home Mortgage Investment Corp.                   25,700          694
   Anthracite Capital, Inc.                                  52,100          625
   Entertainment Properties Trust                            14,000          844
   Equity Inns, Inc.                                         27,700          454
   FelCor Lodging Trust, Inc.                                13,200          343
   Hospitality Properties Trust                              24,700        1,156
   Innkeepers USA Trust                                      28,100          457
   Newcastle Investment Corp.                                25,100          696
   Parkway Properties, Inc. of Maryland                      14,800          773
   PS Business Parks, Inc.                                   10,300          726
   RAIT Investment Trust                                     18,000          503
   Ramco-Gershenson Properties                               19,400          693
--------------------------------------------------------------------------------
                                                                           7,964
--------------------------------------------------------------------------------
RETAIL - 6.7%
   Bed Bath & Beyond, Inc. *                                 45,110        1,812
   BJ's Wholesale Club, Inc. *                               20,800          704
   Borders Group, Inc.                                       10,300          210
   Cheesecake Factory (The), Inc. *                          27,200          725
   Chipotle Mexican Grill, Inc. *                            10,500          603
   Chipotle Mexican Grill, Inc., Class A *                    7,200          447
   Dick's Sporting Goods, Inc. *                             48,800        2,843
   Dillard's, Inc., Class A                                  26,600          871
   Family Dollar Stores, Inc.                                34,300        1,016

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.7% - CONTINUED
RETAIL - 6.7% - (CONTINUED)
   O'Reilly Automotive, Inc. *                               91,220   $    3,019
   P.F. Chang's China Bistro, Inc. *                         15,500          649
   Panera Bread Co., Class A *                               40,810        2,410
   Petsmart, Inc.                                            72,465        2,388
   Ruby Tuesday, Inc.                                        54,200        1,550
   Tractor Supply Co. *                                      33,080        1,704
   Urban Outfitters, Inc. *                                  48,800        1,294
   Zumiez, Inc. *                                            16,600          666
--------------------------------------------------------------------------------
                                                                          22,911
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.2%
   Washington Federal, Inc.                                  22,000          516
--------------------------------------------------------------------------------
SEMICONDUCTORS - 1.8%
   Atmel Corp. *                                             55,200          278
   Broadcom Corp., Class A *                                 38,600        1,238
   Hittite Microwave Corp. *                                 21,800          876
   Linear Technology Corp.                                   24,500          774
   Marvell Technology Group Ltd. *                           69,800        1,173
   MKS Instruments, Inc. *                                   27,500          702
   Novellus Systems, Inc. *                                  22,100          708
   Photronics, Inc. *                                        15,400          239
   Zoran Corp. *                                             19,800          337
--------------------------------------------------------------------------------
                                                                           6,325
--------------------------------------------------------------------------------
SOFTWARE - 5.7%
   Adobe Systems, Inc. *                                     58,305        2,431
   Ansys, Inc. *                                             25,600        1,300
   Cerner Corp. *                                            52,395        2,853
   Citrix Systems, Inc. *                                    71,285        2,283
   Electronic Arts, Inc. *                                   50,630        2,550
   Fiserv, Inc. *                                            53,510        2,839
   Global Payments, Inc.                                     47,295        1,611
   Intuit, Inc. *                                            70,085        1,918
   Salesforce.com, Inc. *                                    33,700        1,443
   SYNNEX Corp. *                                            13,300          282
--------------------------------------------------------------------------------
                                                                          19,510
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.3%
   Amdocs Ltd. *                                             72,695        2,652
   BigBand Networks, Inc. *                                  36,200          652
   Clearwire Corp. *                                         35,000          717
   RF Micro Devices, Inc. *                                  98,100          611
--------------------------------------------------------------------------------
                                                                           4,632
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.7% - CONTINUED
TOYS, GAMES & HOBBIES - 1.0%
   Hasbro, Inc.                                              64,700   $    1,852
   Mattel, Inc.                                              53,100        1,464
--------------------------------------------------------------------------------
                                                                           3,316
--------------------------------------------------------------------------------
TRANSPORTATION - 2.1%
   CH Robinson Worldwide, Inc.                               42,895        2,048
   Expeditors International Washington, Inc.                 52,595        2,173
   Laidlaw International, Inc.                               28,600          990
   Overseas Shipholding Group                                12,500          782
   Ryder System, Inc.                                         9,500          469
   YRC Worldwide, Inc. *                                     21,000          845
--------------------------------------------------------------------------------
                                                                           7,307
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $289,270)                                                          315,609
--------------------------------------------------------------------------------

INVESTMENT COMPANY - 1.5%
   Northern Institutional Funds -
      Diversified Assets Portfolio(1)                     5,190,939        5,191
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY
--------------------------------------------------------------------------------
(COST $5,191)                                                              5,191

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.6%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $      1,997        1,997
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $1,997)                                                              1,997
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 93.8%
--------------------------------------------------------------------------------
(COST $296,458)                                                          322,797
   Other Assets less Liabilities - 6.2%                                   21,174
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  343,971

(1) Northern Trust Investments, N.A. is an investment adviser of the Fund and the adviser of the Northern Institutional Funds.

*    Non-Income Producing Security

     Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Multi-Manager Mid Cap Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                  19.0%
Consumer Staples                                                         2.7
Energy                                                                   7.1
Financials                                                              17.1
Health Care                                                             10.7
Industrials                                                             15.6
Information Technology                                                  16.7
Materials                                                                4.9
Telecommunication Services                                               0.4
Utilities                                                                5.8
--------------------------------------------------------------------------------
Total                                                                  100.0%

See Notes to the Financial Statements.


                         NORTHERN FUNDS ANNUAL REPORT   19   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3%
ADVERTISING - 0.9%
   Catalina Marketing Corp.                                   6,307   $      199
   inVentiv Health, Inc. *                                   32,130        1,230
   ValueVision Media, Inc., Class A *                        57,060          706
--------------------------------------------------------------------------------
                                                                           2,135
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
   Heico Corp.                                                  650           24
   Sequa Corp., Class A *                                       320           38
   Triumph Group, Inc.                                        5,371          297
--------------------------------------------------------------------------------
                                                                             359
--------------------------------------------------------------------------------
AGRICULTURE - 0.5%
   Alliance One International, Inc. *                         5,469           50
   Andersons (The), Inc.                                     23,665        1,051
--------------------------------------------------------------------------------
                                                                           1,101
--------------------------------------------------------------------------------
AIRLINES - 0.0%
    ExpressJet Holdings, Inc. *                               9,500           56
--------------------------------------------------------------------------------
APPAREL - 1.6%
   Coach, Inc. *                                             19,025          952
   CROCS, Inc. *                                             23,340        1,103
   Deckers Outdoor Corp. *                                    1,900          135
   Guess?, Inc.                                                 100            4
   Gymboree Corp. *                                           4,400          176
   Iconix Brand Group, Inc. *                                44,340          904
   Jones Apparel Group, Inc.                                  1,710           53
   Kellwood Co.                                               6,920          203
   Perry Ellis International, Inc. *                          5,031          161
   Skechers U.S.A., Inc., Class A *                             350           12
--------------------------------------------------------------------------------
                                                                           3,703
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.0%
   Aftermarket Technology Corp. *                            44,000        1,068
   American Axle & Manufacturing Holdings, Inc.                 100            3
   ArvinMeritor, Inc.                                        13,100          239
   BorgWarner, Inc.                                          10,900          822
   Lear Corp. *                                               2,000           73
--------------------------------------------------------------------------------
                                                                           2,205
--------------------------------------------------------------------------------
BANKS - 4.4%
   BancTrust Financial Group, Inc.                            2,004           42
   Bank Mutual Corp.                                          3,200           36
   Banner Corp.                                               3,100          129
   Boston Private Financial Holdings, Inc.                   40,500        1,131
   Cascade Bancorp                                            6,705          174
   Cathay General Bancorp                                    32,150        1,092

                                                         NUMBER OF       VALUE
                                                          SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
BANKS - 4.4% - (CONTINUED)
   Center Financial Corp.                                     1,660   $       33
   Central Pacific Financial Corp.                            3,080          113
   Chittenden Corp.                                           1,900           57
   CoBiz, Inc.                                                1,800           36
   Community Trust Bancorp, Inc.                                540           20
   CVB Financial Corp.                                       88,500        1,053
   First Bancorp of North Carolina                            2,370           51
   First Financial Bankshares, Inc.                             100            4
   First Regional Bancorp of California *                     2,122           63
   First South Bancorp, Inc. of North Carolina                1,029           32
   FNB Corp. of Virginia                                        844           30
   Frontier Financial Corp.                                   2,850           71
   Greater Bay Bancorp                                        8,325          224
   Greene County Bancshares, Inc.                               100            3
   Hanmi Financial Corp.                                     21,688          413
   Heritage Commerce Corp.                                    1,500           38
   Horizon Financial Corp.                                    1,761           39
   Independent Bank Corp. of Massachusetts                      100            3
   International Bancshares Corp.                            26,610          790
   Intervest Bancshares Corp. *                               2,120           61
   Lakeland Financial Corp.                                     500           11
   Nara Bancorp, Inc.                                         2,700           47
   Placer Sierra Bancshares                                   2,500           68
   Preferred Bank of California                               6,972          273
   Prosperity Bancshares, Inc.                               28,000          973
   Renasant Corp.                                             1,400           35
   Republic Bancorp, Inc. of Kentucky, Class A                  100            2
   Royal Bancshares of Pennsylvania, Inc., Class A              100            2
   Shore Bancshares, Inc.                                       994           26
   Signature Bank of New York *                              18,590          605
   Southwest Bancorp, Inc. of Oklahoma                        1,400           36
   Sterling Financial Corp. of Washington                       400           13
   Superior Bancorp *                                        72,000          778
   Tompkins Trustco, Inc.                                       100            4
   Trico Bancshares                                           2,050           49
   Umpqua Holdings Corp.                                      3,400           91
   Virginia Commerce Bancorp *                                4,940          107
   W. Holding Co., Inc.                                     217,000        1,085
   Wilshire Bancorp, Inc.                                     8,550          140
--------------------------------------------------------------------------------
                                                                          10,083
--------------------------------------------------------------------------------
BEVERAGES - 0.0%
   Molson Coors Brewing Co., Class B                            100            9

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
BEVERAGES - 0.0% - (CONTINUED)
   National Beverage Corp. *                                  4,210   $       74
--------------------------------------------------------------------------------
                                                                              83
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.6%
   Applera Corp. (Celera Genomics Group) *                   12,520          178
   Bio-Rad Laboratories, Inc., Class A *                      1,060           74
   Cambrex Corp.                                              1,500           37
   Integra LifeSciences Holdings Corp. *                     36,830        1,679
   Lifecell Corp. *                                          24,580          614
   Martek Biosciences Corp. *                                 4,000           82
   Maxygen, Inc. *                                            1,800           20
   Millennium Pharmaceuticals, Inc. *                        39,619          450
   Myriad Genetics, Inc. *                                    5,200          179
   Savient Pharmaceuticals, Inc. *                           32,797          394
--------------------------------------------------------------------------------
                                                                           3,707
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.0%
   Comfort Systems USA, Inc.                                  3,450           41
--------------------------------------------------------------------------------
CHEMICALS - 2.2%
   Airgas, Inc.                                              27,900        1,176
   Ashland, Inc.                                                 23            2
   Celanese Corp., Class A                                      100            3
   CF Industries Holdings, Inc.                               7,540          291
   Innospec, Inc.                                             3,734          215
   Landec Corp. *                                            57,000          808
   NewMarket Corp.                                            1,624           66
   OM Group, Inc. *                                           5,868          262
   RPM International, Inc.                                   44,000        1,017
   Stepan Co.                                                 2,450           64
   Terra Industries, Inc. *                                  12,430          218
   Tronox, Inc., Class B                                        100            1
   UAP Holding Corp.                                         33,380          863
--------------------------------------------------------------------------------
                                                                           4,986
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 9.9%
   ABM Industries, Inc.                                      17,400          459
   Albany Molecular Research, Inc. *                          6,107           60
   Alliance Data Systems Corp. *                             24,025        1,480
   Arbitron, Inc.                                             3,330          156
   Central Parking Corp.                                      4,290           95
   Chemed Corp.                                              26,900        1,317
   Coinstar, Inc. *                                          47,540        1,488
   Corinthian Colleges, Inc. *                               75,400        1,037
   Corvel Corp. *                                             4,324          131
   CPI Corp.                                                  8,429          443

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
COMMERCIAL SERVICES - 9.9% - (CONTINUED)
   Dollar Thrifty Automotive Group *                          4,485   $      229
   Euronet Worldwide, Inc. *                                 38,810        1,042
   FirstService Corp. *                                      53,890        1,486
   FTI Consulting, Inc. *                                    12,000          403
   Gartner, Inc. *                                           40,500          970
   Geo Group (The), Inc. *                                   12,830          582
   Heartland Payment Systems, Inc.                           62,460        1,477
   Huron Consulting Group, Inc. *                            22,840        1,390
   ITT Educational Services, Inc. *                             300           24
   Kforce, Inc. *                                           139,805        1,925
   Laureate Education, Inc. *                                29,230        1,724
   Live Nation, Inc. *                                        9,000          199
   MPS Group, Inc. *                                         21,790          308
   Navigant Consulting, Inc. *                               66,500        1,314
   On Assignment, Inc. *                                     49,100          609
   Parexel International Corp. *                                400           14
   PharmaNet Development Group, Inc. *                        3,100           81
   PHH Corp. *                                               11,258          344
   Rewards Network, Inc. *                                    2,842           15
   SAIC, Inc. *                                              14,800          256
   Service Corp. International                                8,010           95
   Spherion Corp. *                                          31,611          279
   Standard Parking Corp. *                                     371           13
   TeleTech Holdings, Inc. *                                  4,380          161
   Viad Corp.                                                   900           35
   Volt Information Sciences, Inc. *                         11,466          300
   WNS Holdings Ltd. ADR *                                   19,310          563
--------------------------------------------------------------------------------
                                                                          22,504
--------------------------------------------------------------------------------
COMPUTERS - 3.2%
   Agilysys, Inc.                                             6,120          138
   Ansoft Corp. *                                             6,131          194
   Brocade Communications Systems, Inc. *                    28,800          274
   CACI International, Inc., Class A *                       41,720        1,955
   CIBER, Inc. *                                              4,613           36
   Covansys Corp. *                                             100            3
   Electronics for Imaging, Inc. *                           13,720          322
   Mentor Graphics Corp. *                                   14,883          243
   NetList, Inc. *                                          127,600          888
   Netscout Systems, Inc. *                                  14,833          134
   Radiant Systems, Inc. *                                   92,620        1,207
   Silicon Storage Technology, Inc. *                        47,700          235
   SYKES Enterprises, Inc. *                                  2,110           39

See Notes to the Financial Statements.


                         NORTHERN FUNDS ANNUAL REPORT   21   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
COMPUTERS - 3.2% - (CONTINUED)
   Synopsys, Inc. *                                          14,580   $      382
   Unisys Corp. *                                           131,600        1,109
--------------------------------------------------------------------------------
                                                                           7,159
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 2.1%
   Beacon Roofing Supply, Inc. *                             52,090          843
   Central European Distribution Corp. *                     44,015        1,281
   Huttig Building Products, Inc. *                          74,500          451
   Ingram Micro, Inc., Class A *                             12,140          234
   Pool Corp.                                                20,730          742
   Tech Data Corp. *                                          2,797          100
   United Stationers, Inc. *                                 20,038        1,201
--------------------------------------------------------------------------------
                                                                           4,852
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.3%
   Affiliated Managers Group, Inc. *                         12,970        1,405
   Credit Acceptance Corp. *                                  2,928           80
   FCStone Group, Inc. *                                     19,801          739
   IntercontinentalExchange, Inc. *                           3,720          455
   Janus Capital Group, Inc.                                    100            2
   Knight Capital Group, Inc., Class A *                      4,910           78
   National Financial Partners Corp.                         24,080        1,129
   Penson Worldwide, Inc. *                                  39,955        1,206
   Piper Jaffray Cos. *                                       1,620          100
   Portfolio Recovery Associates, Inc. *                     21,050          940
   SWS Group, Inc.                                            5,476          136
   World Acceptance Corp. *                                  32,169        1,285
--------------------------------------------------------------------------------
                                                                           7,555
--------------------------------------------------------------------------------
ELECTRIC - 1.8%
   Alliant Energy Corp.                                         100            4
   Aquila, Inc. *                                               100            -
   Avista Corp.                                               8,571          208
   Centerpoint Energy, Inc.                                     100            2
   Central Vermont Public Service Corp.                       2,550           73
   Dynegy, Inc., Class A                                    109,000        1,009
   Idacorp, Inc.                                              3,240          110
   ITC Holdings Corp.                                        26,900        1,165
   Northeast Utilities                                          300           10
   NorthWestern Corp.                                         1,210           43
   Pike Electric Corp. *                                     66,000        1,193
   Portland General Electric Co.                              1,330           39
   Reliant Energy, Inc. *                                     4,000           81
   Unisource Energy Corp.                                     3,000          113

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
ELECTRIC - 1.8% - (CONTINUED)
   Westar Energy, Inc.                                        4,435   $      122
--------------------------------------------------------------------------------
                                                                           4,172
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
   Ametek, Inc.                                              21,500          743
   Belden CDT, Inc.                                           8,900          477
   EnerSys *                                                  1,500           26
   General Cable Corp. *                                      3,440          184
   Greatbatch, Inc. *                                           412           10
   Superior Essex, Inc. *                                     7,600          263
--------------------------------------------------------------------------------
                                                                           1,703
--------------------------------------------------------------------------------
ELECTRONICS - 3.3%
   Analogic Corp.                                               430           27
   Arrow Electronics, Inc. *                                    600           23
   Benchmark Electronics, Inc. *                             47,000          971
   Coherent, Inc. *                                          32,340        1,027
   Daktronics, Inc.                                           1,600           44
   Flir Systems, Inc. *                                      40,220        1,435
   II-VI, Inc. *                                                800           27
   Mettler-Toledo International, Inc. *                         100            9
   PerkinElmer, Inc.                                            100            2
   Plexus Corp. *                                            54,800          940
   Sonic Solutions, Inc. *                                   53,010          747
   TTM Technologies, Inc. *                                  75,520          720
   Varian, Inc. *                                             6,800          396
   Waters Corp. *                                             2,000          116
   Watts Water Technologies, Inc., Class A                   22,000          837
   Woodward Governor Co.                                        898           37
   Zygo Corp. *                                               2,200           35
--------------------------------------------------------------------------------
                                                                           7,393
--------------------------------------------------------------------------------
ENERGY - ALTERNATE SOURCES - 0.3%
   Headwaters, Inc. *                                        27,390          598
   MGP Ingredients, Inc.                                      5,300          108
--------------------------------------------------------------------------------
                                                                             706
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.2%
   EMCOR Group, Inc. *                                        6,370          376
   Granite Construction, Inc.                                   291           16
--------------------------------------------------------------------------------
                                                                             392
--------------------------------------------------------------------------------
ENTERTAINMENT - 1.2%
   Carmike Cinemas, Inc.                                      1,000           23
   Lions Gate Entertainment Corp. *                          92,920        1,061
   Macrovision Corp. *                                       37,820          948

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
ENTERTAINMENT - 1.2% - (CONTINUED)
   Penn National Gaming, Inc. *                              14,930   $      633
--------------------------------------------------------------------------------
                                                                           2,665
--------------------------------------------------------------------------------
FOOD - 1.4%
   Fresh Del Monte Produce, Inc.                             25,000          501
   Imperial Sugar Co.                                         1,660           56
   Ingles Markets, Inc., Class A                             11,360          464
   J & J Snack Foods Corp.                                   25,200          995
   Performance Food Group Co. *                              27,383          845
   Ralcorp Holdings, Inc. *                                   1,300           84
   Spartan Stores, Inc.                                       5,973          160
--------------------------------------------------------------------------------
                                                                           3,105
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.6%
   Neenah Paper, Inc.                                        30,000        1,192
   Rock-Tenn Co., Class A                                     4,535          150
   Schweitzer-Mauduit International, Inc.                     3,890           97
--------------------------------------------------------------------------------
                                                                           1,439
--------------------------------------------------------------------------------
GAS - 0.5%
   New Jersey Resources Corp.                                22,000        1,101
   Nicor, Inc.                                                  200           10
--------------------------------------------------------------------------------
                                                                           1,111
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 6.6%
   Advanced Medical Optics, Inc. *                           35,500        1,321
   American Medical Systems Holdings, Inc. *                 28,310          599
   Cooper Cos., Inc.                                         24,900        1,211
   DJO, Inc. *                                               25,700          974
   ICU Medical, Inc. *                                       25,000          980
   Immucor, Inc. *                                            9,290          273
   Intuitive Surgical, Inc. *                                 5,870          714
   Kyphon, Inc. *                                            30,530        1,378
   LCA-Vision, Inc.                                          19,240          793
   Mentor Corp.                                               4,200          193
   NuVasive, Inc. *                                          38,920          924
   Palomar Medical Technologies, Inc. *                       4,477          179
   Patterson Cos., Inc. *                                    18,400          653
   PSS World Medical, Inc. *                                    100            2
   Resmed, Inc. *                                            36,955        1,861
   SurModics, Inc. *                                         21,990          792
   Varian Medical Systems, Inc. *                            16,810          802
   Viasys Healthcare, Inc. *                                  1,800           61
   West Pharmaceutical Services, Inc.                        23,955        1,112
   Zoll Medical Corp. *                                       6,280          167
--------------------------------------------------------------------------------
                                                                          14,989
--------------------------------------------------------------------------------

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95. 3% - CONTINUED
HEALTHCARE - SERVICES - 2.1%
   AMERIGROUP Corp. *                                        10,750   $      327
   Apria Healthcare Group, Inc. *                            15,000          484
   Genesis HealthCare Corp. *                                   818           51
   Healthways, Inc. *                                        25,940        1,213
   Kindred Healthcare, Inc. *                                 9,500          311
   Magellan Health Services, Inc. *                           1,900           80
   Molina Healthcare, Inc. *                                  3,962          121
   Psychiatric Solutions, Inc. *                             27,790        1,120
   United Surgical Partners International, Inc. *            35,700        1,100
--------------------------------------------------------------------------------
                                                                           4,807
--------------------------------------------------------------------------------
HOME BUILDERS - 0.7%
   Amrep Corp.                                                1,845          143
   Thor Industries, Inc.                                     22,600          890
   Winnebago Industries, Inc.                                16,750          563
--------------------------------------------------------------------------------
                                                                           1,596
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.9%
   American Woodmark Corp.                                      960           35
   DTS, Inc. *                                               24,360          590
   Harman International Industries, Inc.                      8,280          796
   Kimball International, Inc., Class B                       8,100          156
   Tempur-Pedic International, Inc.                          18,100          471
--------------------------------------------------------------------------------
                                                                           2,048
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.4%
   American Greetings Corp., Class A                          6,804          158
   CSS Industries, Inc.                                         700           26
   Jarden Corp. *                                            19,945          764
--------------------------------------------------------------------------------
                                                                             948
--------------------------------------------------------------------------------
INSURANCE - 3.2%
   Alleghany Corp. *                                            102           38
   American Physicians Capital, Inc. *                        1,876           75
   FBL Financial Group, Inc., Class A                           780           31
   Infinity Property & Casualty Corp.                        23,000        1,078
   Odyssey Re Holdings Corp.                                  8,100          318
   Presidential Life Corp.                                    1,360           27
   Primus Guaranty Ltd. *                                    83,130        1,023
   SCPIE Holdings, Inc. *                                       760           17
   SeaBright Insurance Holdings, Inc. *                       7,139          131
   Security Capital Assurance Ltd.                           30,040          848
   Selective Insurance Group, Inc.                           36,800          937
   Stancorp Financial Group, Inc.                            18,200          895
   Stewart Information Services Corp.                        17,800          744
   Tower Group, Inc.                                          1,330           43

See Notes to the Financial Statements.


                         NORTHERN FUNDS ANNUAL REPORT   23   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
INSURANCE - 3.2% - (CONTINUED)
   W.R. Berkley Corp.                                        28,445   $      942
--------------------------------------------------------------------------------
                                                                           7,147
--------------------------------------------------------------------------------
INTERNET - 4.3%
   CyberSource Corp. *                                       59,480          744
   Digital River, Inc. *                                     19,880        1,098
   F5 Networks, Inc. *                                       12,370          825
   Imergent, Inc.                                            35,170          684
   Infospace, Inc. *                                          8,293          213
   Interwoven, Inc. *                                        23,176          392
   j2 Global Communications, Inc. *                          53,760        1,490
   Knot (The), Inc. *                                           700           15
   RealNetworks, Inc. *                                      16,060          126
   S1 Corp. *                                                28,090          169
   SonicWALL, Inc. *                                         21,396          179
   ValueClick, Inc. *                                        44,360        1,159
   Vignette Corp. *                                          15,960          296
   WebEx Communications, Inc. *                              41,270        2,347
   webMethods, Inc. *                                         9,746           70
--------------------------------------------------------------------------------
                                                                           9,807
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.3%
   Ares Capital Corp.                                         1,600           29
   Capital Southwest Corp.                                      205           31
   Gladstone Capital Corp.                                    1,600           38
   MCG Capital Corp.                                          1,800           34
   Medallion Financial Corp.                                 43,674          500
--------------------------------------------------------------------------------
                                                                             632
--------------------------------------------------------------------------------
IRON/STEEL - 0.1%
   Carpenter Technology Corp.                                   100           12
   Cleveland-Cliffs, Inc.                                       800           51
   Olympic Steel, Inc.                                        1,339           42
   Ryerson, Inc.                                              1,700           67
   Wheeling-Pittsburgh Corp. *                                4,110           98
--------------------------------------------------------------------------------
                                                                             270
--------------------------------------------------------------------------------
LEISURE TIME - 0.5%
   Ambassadors Group, Inc.                                      200            7
   Cybx International, Inc. *                                53,345          284
   K2, Inc. *                                                58,800          711
   WMS Industries, Inc. *                                     2,800          110
--------------------------------------------------------------------------------
                                                                           1,112
--------------------------------------------------------------------------------
LODGING - 0.1%
   Lodgian, Inc. *                                            6,131           82

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
LODGING - 0.1% - (CONTINUED)
   Marcus Corp.                                               5,940   $      138
--------------------------------------------------------------------------------
                                                                             220
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.6%
   AGCO Corp. *                                               5,497          203
   Flow International Corp. *                                74,820          803
   Gerber Scientific, Inc. *                                  6,199           66
   Intevac, Inc. *                                            2,600           69
   NACCO Industries, Inc., Class A                            1,610          221
--------------------------------------------------------------------------------
                                                                           1,362
--------------------------------------------------------------------------------
MEDIA - 0.8%
   Belo Corp., Class A                                          100            2
   Central European Media Enterprises Ltd., Class A *        15,800        1,398
   Cox Radio, Inc., Class A *                                17,546          240
   Scholastic Corp. *                                         6,380          198
--------------------------------------------------------------------------------
                                                                           1,838
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 0.0%
   Ampco-Pittsburgh Corp.                                     1,890           55
--------------------------------------------------------------------------------
MINING - 0.1%
   USEC, Inc. *                                              14,380          234
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.8%
   Actuant Corp., Class A                                    13,700          696
   Acuity Brands, Inc.                                        6,020          328
   EnPro Industries, Inc. *                                   1,977           71
   Freightcar America, Inc.                                     375           18
   Harsco Corp.                                              26,200        1,175
   Hexcel Corp. *                                            58,000        1,151
   Matthews International Corp., Class A                     38,380        1,562
   Roper Industries, Inc.                                    18,000          988
   SPX Corp.                                                  2,206          155
   Tredegar Corp.                                             4,149           95
--------------------------------------------------------------------------------
                                                                           6,239
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.2%
   IKON Office Solutions, Inc.                               25,369          365
--------------------------------------------------------------------------------
OIL & GAS - 0.8%
   Cabot Oil & Gas Corp.                                        600           40
   Holly Corp.                                                5,552          329
   Houston Exploration Co. *                                    800           43
   Plains Exploration & Production Co. *                        100            5
   Quicksilver Resources, Inc. *                             28,700        1,141
   Swift Energy Co. *                                         8,030          336
--------------------------------------------------------------------------------
                                                                           1,894
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
OIL & GAS SERVICES - 2.1%
   Input/Output, Inc. *                                       3,500   $       48
   Lufkin Industries, Inc.                                   14,840          834
   Matrix Service Co. *                                       2,700           55
   Oceaneering International, Inc. *                         25,500        1,074
   SEACOR Holdings, Inc. *                                      500           49
   Tetra Technologies, Inc. *                                88,705        2,192
   Tidewater, Inc.                                            3,500          205
   Trico Marine Services, Inc. *                              6,093          227
   Universal Compression Holdings, Inc. *                       900           61
--------------------------------------------------------------------------------
                                                                           4,745
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.6%
   AEP Industries, Inc. *                                     1,900           82
   Ball Corp.                                                19,480          893
   Greif, Inc., Class A                                       2,800          311
--------------------------------------------------------------------------------
                                                                           1,286
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.0%
   Barr Pharmaceuticals, Inc. *                              16,585          769
   Bradley Pharmaceuticals, Inc. *                              400            8
   Caraco Pharmaceutical Laboratories Ltd. *                 13,080          159
   Cephalon, Inc. *                                           1,200           85
   Combinatorx, Inc. *                                          800            6
   Express Scripts, Inc. *                                   16,480        1,330
   King Pharmaceuticals, Inc. *                              13,196          260
   NBTY, Inc. *                                               7,935          421
   Noven Pharmaceuticals, Inc. *                             11,899          276
   Par Pharmaceutical Cos., Inc. *                           20,500          515
   Perrigo Co.                                                1,100           19
   Santarus, Inc. *                                         116,100          817
   Sciele Pharma, Inc. *                                     56,700        1,343
   USANA Health Sciences, Inc. *                              3,528          165
   VCA Antech, Inc. *                                        15,865          576
--------------------------------------------------------------------------------
                                                                           6,749
--------------------------------------------------------------------------------
PIPELINES - 0.0%
   Oneok, Inc.                                                  900           41
--------------------------------------------------------------------------------
REAL ESTATE - 0.1%
   Avatar Holdings, Inc. *                                      303           21
   Jones Lang LaSalle, Inc.                                   1,235          129
--------------------------------------------------------------------------------
                                                                             150
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.5%
   American Home Mortgage Investment Corp.                   12,483          337
   Arbor Realty Trust, Inc.                                   4,360          133
   Cousins Properties, Inc.                                  10,450          343

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 1.5% - (CONTINUED)
   Crystal River Capital, Inc.                                1,500   $       40
   Entertainment Properties Trust                             8,200          494
   FelCor Lodging Trust, Inc.                                 5,450          141
   Franklin Street Properties Corp.                           6,414          123
   Gramercy Capital Corp. of New York                         3,650          112
   HRPT Properties Trust                                     11,600          143
   Medical Properties Trust, Inc.                            17,832          262
   NorthStar Realty Finance Corp.                             9,770          149
   Potlatch Corp.                                               100            5
   RAIT Investment Trust                                      9,700          271
   Redwood Trust, Inc.                                        5,115          267
   Saul Centers, Inc.                                         3,700          210
   Senior Housing Properties Trust                            8,143          195
   SL Green Realty Corp.                                         90           12
   Winston Hotels, Inc.                                       3,938           59
--------------------------------------------------------------------------------
                                                                           3,296
--------------------------------------------------------------------------------
RETAIL - 6.0%
   Abercrombie & Fitch Co., Class A                          12,540          949
   AC Moore Arts & Crafts, Inc. *                            60,130        1,283
   Asbury Automotive Group, Inc.                             11,457          324
   Autonation, Inc. *                                         3,240           69
   Big Lots, Inc. *                                           4,030          126
   Bob Evans Farms, Inc.                                      1,900           70
   Books-A-Million, Inc.                                      2,320           33
   Brown Shoe Co., Inc.                                       3,440          145
   Buffalo Wild Wings, Inc. *                                 2,100          134
   Cash America International, Inc.                           1,000           41
   CEC Entertainment, Inc. *                                 10,040          417
   Charlotte Russe Holding, Inc. *                            1,500           43
   Charming Shoppes, Inc. *                                   2,500           32
   Dillard's, Inc., Class A                                   5,280          173
   Duckwall-ALCO Stores, Inc. *                              13,870          569
   Ezcorp, Inc., Class A *                                   14,672          216
   Fred's, Inc.                                              36,000          529
   Haverty Furniture Cos., Inc.                               2,600           36
   Jack in the Box, Inc. *                                    6,810          471
   Jo-Ann Stores, Inc. *                                      6,900          188
   Jos. A. Bank Clothiers, Inc. *                            29,460        1,042
   Landry's Restaurants, Inc.                                 9,600          284
   McCormick & Schmick's
      Seafood Restaurants, Inc. *                            29,430          789
   O'Charleys, Inc. *                                         7,230          140

See Notes to the Financial Statements.


                         NORTHERN FUNDS ANNUAL REPORT   25   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND (continued)

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
RETAIL - 6.0% - (CONTINUED)
   Office Depot, Inc. *                                      27,270   $      958
   Payless Shoesource, Inc. *                                 3,100          103
   Rush Enterprises, Inc., Class A *                          3,960           76
   School Specialty, Inc. *                                  32,000        1,156
   Shoe Carnival, Inc. *                                      3,373          112
   Sonic Automotive, Inc., Class A                            9,070          259
   Syms Corp. *                                               2,325           43
   Systemax, Inc.                                             5,500          103
   Tractor Supply Co. *                                      22,950        1,182
   United Auto Group, Inc.                                    2,500           51
   World Fuel Services Corp.                                 29,990        1,387
--------------------------------------------------------------------------------
                                                                          13,533
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.6%
   BankFinancial Corp.                                          100            2
   BankUnited Financial Corp., Class A                        9,929          210
   Downey Financial Corp.                                     6,300          407
   Partners Trust Financial Group, Inc.                      20,140          230
   PFF Bancorp, Inc.                                            838           25
   Provident Financial Services, Inc.                        25,900          452
   TierOne Corp.                                              3,140           85
--------------------------------------------------------------------------------
                                                                           1,411
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.5%
   Actel Corp. *                                              9,174          151
   Applied Micro Circuits Corp. *                            19,000           69
   ARM Holdings PLC ADR                                     147,100        1,155
   Atmel Corp. *                                             33,236          167
   Cirrus Logic, Inc. *                                      16,006          123
   Diodes, Inc. *                                            17,025          593
   Entegris, Inc. *                                          12,100          129
   Exar Corp. *                                              13,382          177
   Lattice Semiconductor Corp. *                             12,700           74
   ON Semiconductor Corp. *                                 108,115          964
   Silicon Image, Inc. *                                      8,172           67
   Silicon Laboratories, Inc. *                              27,160          813
   Silicon Motion Technology Corp. ADR *                     40,435          911
   Skyworks Solutions, Inc. *                                28,500          164
   Teradyne, Inc. *                                             100            2
   Tessera Technologies, Inc. *                              16,430          653
   Triquint Semiconductor, Inc. *                            25,530          128
   Ultra Clean Holdings *                                    56,137          971
   Veeco Instruments, Inc. *                                  3,368           66
   Volterra Semiconductor Corp. *                            36,720          480

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
SEMICONDUCTORS - 3.5% - (CONTINUED)
   Zoran Corp. *                                              2,700   $       46
--------------------------------------------------------------------------------
                                                                           7,903
--------------------------------------------------------------------------------
SOFTWARE - 4.8%
   Altiris, Inc. *                                              610           20
   Avid Technology, Inc. *                                   35,200        1,228
   Blackbaud, Inc.                                           11,105          271
   Business Objects S.A. ADR *                               33,400        1,209
   Eclipsys Corp. *                                          50,870          980
   Global Payments, Inc.                                     15,900          542
   Hyperion Solutions Corp. *                                24,100        1,249
   Keane, Inc. *                                              5,600           76
   MicroStrategy, Inc., Class A *                             2,004          253
   MSC.Software Corp. *                                      88,000        1,210
   Nuance Communications, Inc. *                             77,670        1,189
   Omnicell, Inc. *                                           4,300           90
   OPNET Technologies, Inc. *                                 1,240           17
   Schawk, Inc.                                              33,000          598
   SEI Investments Co.                                           42            2
   Sybase, Inc. *                                             1,300           33
   SYNNEX Corp. *                                             1,600           34
   Ultimate Software Group, Inc. *                           71,230        1,865
--------------------------------------------------------------------------------
                                                                          10,866
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.2%
   C-COR, Inc. *                                             24,800          344
   Carrier Access Corp. *                                    16,636           85
   Citizens Communications Co.                                  500            8
   CT Communications, Inc.                                    8,400          202
   Ditech Networks, Inc. *                                   14,804          120
   General Communication, Inc., Class A *                    80,100        1,121
   Golden Telecom, Inc.                                       4,600          255
   Interdigital Communications Corp. *                        9,427          299
   Leap Wireless International, Inc. *                          310           20
   Lightbridge, Inc. *                                       26,390          464
   NeuStar, Inc., Class A *                                  27,575          784
   NII Holdings, Inc. *                                      16,290        1,208
   Polycom, Inc. *                                           11,040          368
   RF Micro Devices, Inc. *                                  38,700          241
   SafeNet, Inc. *                                            5,700          161
   Sirenza Microdevices, Inc. *                             130,292        1,123
   Sycamore Networks, Inc. *                                 32,060          120
   Tekelec *                                                  3,900           58
   USA Mobility, Inc.                                         5,295          106

See Notes to the Financial Statements.


MULTI-MANAGER FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

                                                         NUMBER OF       VALUE
                                                           SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.3% - CONTINUED
TELECOMMUNICATIONS - 3.2% - (CONTINUED)
   UTStarcom, Inc. *                                         23,014   $      191
--------------------------------------------------------------------------------
                                                                           7,278
--------------------------------------------------------------------------------
TEXTILES - 0.8%
   G&K Services, Inc., Class A                               19,000          689
   Unifirst Corp. of Massachusetts                           27,300        1,048
--------------------------------------------------------------------------------
                                                                           1,737
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.5%
   Marvel Entertainment, Inc. *                              16,700          464
   RC2 Corp. *                                               19,000          767
--------------------------------------------------------------------------------
                                                                           1,231
--------------------------------------------------------------------------------
TRANSPORTATION - 3.1%
   American Commercial Lines, Inc. *                         25,420          799
   Atlas Air Worldwide Holdings, Inc. *                      22,885        1,207
   Bristow Group, Inc. *                                        770           28
   Celadon Group, Inc. *                                     63,665        1,063
   Dynamex, Inc. *                                              100            3
   Gulfmark Offshore, Inc. *                                  3,700          161
   Knight Transportation, Inc.                               43,800          781
   Landstar System, Inc.                                     25,800        1,183
   Overseas Shipholding Group                                 2,350          147
   P.A.M. Transportation Services, Inc. *                     5,110          105
   Saia, Inc. *                                               4,892          116
   Tsakos Energy Navigation Ltd.                             17,300          900
   U.S. Xpress Enterprises, Inc., Class A *                   4,723           82
   USA Truck, Inc. *                                         28,000          435
--------------------------------------------------------------------------------
                                                                           7,010
--------------------------------------------------------------------------------
WATER - 0.0%
   Pico Holdings, Inc. *                                        100            4
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $195,467)                                                          216,018

INVESTMENT COMPANIES - 4.8%
   iShares Russell 2000 Index Fund                            2,000          159
   iShares Russell 2000 Value Index Fund                     16,800        1,361
   Northern Institutional Funds -
      Diversified Assets Portfolio(1)                     9,489,882        9,490
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------
(COST $10,922)                                                            11,010

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.4%
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      5.42%, 4/2/07                                    $        943   $      943
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $943)                                                                  943
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.5%
--------------------------------------------------------------------------------
(COST $207,332)                                                          227,971
   Liabilities less Other Assets - (0.5)%                                 (1,218)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $  226,753

(1) Northern Trust Investments, N.A. is an investment adviser of the Fund and the adviser of the Northern Institutional Funds.

*    Non-Income Producing Security

     Percentages shown are based on Net Assets.

At March 31, 2007, the industry sectors (unaudited) for the Multi-Manager Small Cap Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 16.5%
Consumer Staples                                                        2.9
Energy                                                                  4.4
Financials                                                             15.4
Health Care                                                            15.7
Industrials                                                            14.3
Information Technology                                                 23.6
Materials                                                               3.6
Telecommunication Services                                              1.7
Utilities                                                               1.9
--------------------------------------------------------------------------------
Total                                                                 100.0%

See Notes to the Financial Statements.


                         NORTHERN FUNDS ANNUAL REPORT   27   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS
NOTES TO THE FINANCIAL STATEMENTS

1 ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 36 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Multi-Manager International Equity, Multi-Manager Mid Cap, and Multi-Manager Small Cap Funds (collectively, the "Funds") are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein. The Funds commenced investment operations on June 22, 2006.

Northern Trust Global Advisors, Inc. ("NTGA") is a direct subsidiary of Northern Trust Corporation and Northern Trust Investments, N.A. ("NTI") is a direct subsidiary of The Northern Trust Company ("Northern Trust"). NTGA and NTI serve jointly as the investment advisers of the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2 SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.


MULTI-MANAGER FUNDS     28    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

B) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

C) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable forward exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

D) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. The Funds invest uninvested cash in the Diversified Assets Portfolio of Northern Institutional Funds, which is advised by NTI.

E) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among the Funds in proportion to each Fund's relative net assets.

F) REDEMPTION FEES - The Multi-Manager International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund's prospectus.

There were no redemption fees for the period ended March 31, 2007, for the Multi-Manager International Equity Fund.

G) DISTRIBUTIONS TO SHAREHOLDERS - Distribution of dividends from net investment income, if any, are declared and paid as follows:

                                                 DECLARATION AND
                                                PAYMENT FREQUENCY
  ----------------------------------------------------------------
  Multi-Manager International Equity                ANNUALLY
  Multi-Manager Mid Cap                             ANNUALLY
  Multi-Manager Small Cap                           ANNUALLY
  ----------------------------------------------------------------

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the

                       NORTHERN FUNDS ANNUAL REPORT    29    MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)

treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

H) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

At March 31, 2007, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

                                        UNDISTRIBUTED
                                   -----------------------
                                   ORDINARY    LONG-TERM   UNREALIZED
  Amounts in thousands              INCOME*  CAPITAL GAINS   GAINS
  -------------------------------------------------------------------
  Multi-Manager International
  Equity                            $9,812      $    -      $90,090
  Multi-Manager Mid Cap              1,251          30       25,814
  Multi-Manager Small Cap            3,873           6       19,946
  -------------------------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the period ended March 31, 2007, was as follows:

                                               DISTRIBUTIONS FROM
                                             -----------------------
                                             ORDINARY    LONG-TERM
  Amounts in thousands                        INCOME*  CAPITAL GAINS
  ------------------------------------------------------------------
  Multi-Manager International Equity          $1,800      $    -
  Multi-Manager Mid Cap                          370           -
  Multi-Manager Small Cap                        888           2
  ------------------------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

3 BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and
0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2007, the Funds did not have any outstanding loans.

The Funds did not incur any interest expense during the period ended March 31, 2007.

4 INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a joint advisory fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). For the period ended March 31, 2007, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

                                             ANNUAL
                                            ADVISORY     EXPENSE
                                              FEES     LIMITATIONS
  -----------------------------------------------------------------
  Multi-Manager International Equity          1.10%       1.45%
  Multi-Manager Mid Cap                       0.90%       1.20%
  Multi-Manager Small Cap                     1.10%       1.40%
  -----------------------------------------------------------------

The reimbursements described above are voluntary and may be modified or terminated at any time.

Pursuant to the Investment Advisory Agreement with the Trust, each of NTI and NTGA is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI and NTGA oversee and monitor the selection and performance of Sub-Advisers and allocate resources among the Sub-Advisers. The Sub-Advisers manage each Fund's investment portfolio pursuant to Sub-Advisory Agreements with NTI and NTGA.

Altrinsic Global Advisors, LLC, Nicholas-Applegate Capital Management, LLC, Oechsle International Advisors, LLC and Tradewinds NWQ Global Investors, LLC are the sub-advisers for the Multi-Manager International Equity Fund.

Geneva Capital Management Ltd., LSV Asset Management and TCW Investment Management Company are the sub-advisers for the Multi-Manager Mid Cap Fund.

Goldman Sachs Asset Management, L.P., Metropolitan West Capital Management, LLC, NorthPointe Capital, LLC and William Blair & Company, LLC are the sub-advisers for the Multi-Manager Small Cap Fund.

The Investment Advisers are responsible for payment to these sub-advisers.


MULTI-MANAGER FUNDS     30    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2007

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund's average daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustee fees" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.

5 INVESTMENT TRANSACTIONS

For the period ended March 31, 2007, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

                                                                       PURCHASES                             SALES
                                                          ----------------------------------- -----------------------------------
  Amounts in thousands                                     U.S. GOVERNMENT        OTHER        U.S. GOVERNMENT        OTHER
  -------------------------------------------------------------------------------------------------------------------------------
  Multi-Manager International Equity                           $   --          $1,196,479          $   --           $252,617
  Multi-Manager Mid Cap                                            --             323,714              --             35,064
  Multi-Manager Small Cap                                          --             305,040              --            112,819
  -------------------------------------------------------------------------------------------------------------------------------

At March 31, 2007, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                             UNREALIZED        UNREALIZED                          COST BASIS
  Amounts in thousands                                      APPRECIATION      DEPRECIATION    NET APPRECIATION    OF SECURITIES
  -------------------------------------------------------------------------------------------------------------------------------
  Multi-Manager International Equity                          $102,814          $(12,769)          $90,045         $1,005,150
  Multi-Manager Mid Cap                                         31,312            (5,498)           25,814            296,983
  Multi-Manager Small Cap                                       24,448            (4,502)           19,946            208,025
  -------------------------------------------------------------------------------------------------------------------------------


                       NORTHERN FUNDS ANNUAL REPORT    31    MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)                     MARCH 31, 2007

6 CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the period ended March 31, 2007, were as follows:


                                                       PROCEEDS     SHARES FROM                                  PAYMENTS FOR
                                                         FROM        REINVESTED    REINVESTMENT      SHARES         SHARES
  Amounts in thousands                SHARES SOLD    SHARES SOLD     DIVIDENDS     OF DIVIDENDS     REDEEMED       REDEEMED
  ----------------------------------------------------------------------------------------------------------------------------
  Multi-Manager International Equity     95,622       $1,035,118            6           $65            (4,100)     $(46,994)
  Multi-Manager Mid Cap                  32,677          339,473            1             9            (2,111)      (22,607)
  Multi-Manager Small Cap                22,284          230,136           38           417            (2,551)      (27,625)
  ----------------------------------------------------------------------------------------------------------------------------

                                           NET            NET
                                         INCREASE       INCREASE
                                        (DECREASE)     (DECREASE)
  Amounts in thousands                  IN SHARES    IN NET ASSETS
  -----------------------------------------------------------------
  Multi-Manager International Equity      91,528        $988,189
  Multi-Manager Mid Cap                   30,567         316,875
  Multi-Manager Small Cap                 19,771         202,928
  -----------------------------------------------------------------

7 NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Funds' financial statements and financial disclosures for next year.


MULTI-MANAGER FUNDS    32     NORTHERN FUNDS ANNUAL REPORT

                                                             MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES
OF NORTHERN FUNDS:           We have audited the accompanying statements of
                             assets and liabilities, including the schedules of investments, of Multi-Manager International Equity
                             Fund, Multi-Manager Mid Cap Fund, and Multi-Manager
                             Small Cap Fund (collectively, the "Funds"), three separate portfolios comprising part of Northern
                             Funds, as of March 31, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for the period from June 22, 2006 (commencement of operations) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                             We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

                             DELOITTE & TOUCHE LLP
                             Chicago, Illinois
                             May 15, 2007


                       NORTHERN FUNDS ANNUAL REPORT    33    MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TAX INFORMATION                                       MARCH 31, 2007 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2007, are designated as "qualified dividend income," as defined in the Act, subject to reduced tax rates in 2007:

                                                         QDI
  FUND                                                PERCENTAGE
  ----------------------------------------------------------------
  Multi-Manager International Equity                    63.94%

  Multi-Manager Mid Cap                                 83.27%
  ----------------------------------------------------------------

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) - A percentage of the dividends distributed during the fiscal year for the following Fund qualifies for the dividends-received deduction for corporate shareholders:

                                                    CORPORATE DRD
  FUND                                                PERCENTAGE
  ----------------------------------------------------------------
  Multi-Manager Mid Cap                               84.51%
  ----------------------------------------------------------------

CAPITAL GAIN DISTRIBUTION - The following Fund made capital gain distributions in December 2006, and hereby designated these long-term capital gain distributions as follows (per share):

                                                      LONG-TERM
                                                     CAPITAL GAIN
  FUND                                                   15%
  ----------------------------------------------------------------
  Multi-Manager Small Cap                              $0.0001
  ----------------------------------------------------------------

FOREIGN TAX CREDIT - The Fund below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

  FUND                                TAXES               INCOME
  ------------------------------------------------------------------
  Multi-Manager International
   Equity                            $0.0057             $0.0902
  ------------------------------------------------------------------


MULTI-MANAGER FUNDS     34    NORTHERN FUNDS ANNUAL REPORT

                                                             MULTI-MANAGER FUNDS
FUND EXPENSES                                         MARCH 31, 2007 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Multi-Manager International Equity Fund; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006, through March 31, 2007.


ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/06 - 3/31/07" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 29) in the Multi-Manager International Equity Fund. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MULTI-MANAGER INTERNATIONAL EQUITY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.45%     $1,000.00    $1,121.20         $7.67
  Hypothetical             1.45%     $1,000.00    $1,017.70         $7.29**
  -----------------------------------------------------------------------------

MULTI-MANAGER MID CAP

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.20%     $1,000.00    $1,093.90         $6.26
  Hypothetical             1.20%     $1,000.00    $1,018.95         $6.04**
  -----------------------------------------------------------------------------

MULTI-MANAGER SMALL CAP

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/06      3/31/07    10/1/06 - 3/31/07
  -----------------------------------------------------------------------------
  Actual                   1.40%     $1,000.00    $1,115.70         $7.38
  Hypothetical             1.40%     $1,000.00    $1,017.95         $7.04**
  -----------------------------------------------------------------------------

* Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the period ended March 31, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.


                       NORTHERN FUNDS ANNUAL REPORT    35    MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 58 portfolios in the Northern Funds Complex -- Northern Funds offers 36 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   WILLIAM L. BAX                - Managing Partner of PricewaterhouseCoopers -- Chicago      - Sears Holding Corp. (a
   Age: 63                         (an accounting firm) from 1997 to 2003;                      retail company).
   Trustee since 2005            - Director of Big Shoulders Fund since 1997;
                                 - Director of Children's Memorial Hospital since 1997;
                                 - Trustee of DePaul University since 1998;
                                 - Director of Andrew Corporation since 2006;
                                 - Director of Arthur J. Gallagher & Co. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD G. CLINE              - Chairman and President of Hawthorne Investors, Inc. (a     - PepsiAmericas (a soft
   Age: 72                         management advisory services and private investment          drink bottling company);
   Chairman since 2002;            company) since 1996;                                       - Ryerson Inc. (a metals
   Trustee since 2000            - Managing Member of Hawthorne Investments, LLC (a private     distribution company).
                                   investment company) since 2001;
                                 - Managing Member of Hawthorne Investments II, LLC (a
                                   private investment company) since 2004;
                                 - Director of Colorado Banking Co., Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   EDWARD J. CONDON, JR.         - Chairman and CEO of The Paradigm Group, Ltd. (a            - None
   Age: 66                         financial adviser) since 2000;
   Trustee since 2000            - Principal and Co-Founder of Paradigm Capital, Ltd. since
                                   1996;
                                 - Senior Partner of NewEllis Ventures since 2001;
                                 - Member of the Board of Managers of The Liberty Hampshire
                                   Company, LLC (a receivable securitization company) from
                                   1996 to 2001;
                                 - Director of Financial Pacific Company (a small business
                                   leasing company) from 1998 to 2004;
                                 - Member and Director of the Illinois Venture Capital
                                   Association since 2001;
                                 - Trustee at Dominican University from 1996 to 2005;
                                 - Member of the Board of Directors of the Chicago
                                   Children's Museum since 2001;
                                 - Member of the Board of Governors of the Metropolitan
                                   Club since 2003;
                                 - Member of the Advisory Board of AAVIN Equity Partners
                                   since 2005;
                                 - Chairman of the Nominating Committee of Girl Scouts of
                                   Chicago from 1993 to 2003;
                                 - Member of the National Advisory Board of National
                                   Domestic Violence Hotline since 2005;
                                 - Member of the Board of Directors at Light Bridge
                                   Healthcare Research Inc. since 2006.
   -----------------------------------------------------------------------------------------------------------------------
   SHARON GIST GILLIAM           - CEO of Chicago Housing Authority since 2006;               - None
   Age: 63                       - Executive Vice President of Unison-Maximus, Inc. (an
   Trustee since 2001              aviation and governmental consulting company) from 1989
                                   to 2005;
                                 - Principal/Officer/Director, UCG Associates, Inc. (an
                                   aviation consulting firm) from 2005 to 2006.


MULTI-MANAGER FUNDS    36     NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2007 (UNAUDITED)

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   SANDRA POLK GUTHMAN           - CEO of Polk Bros. Foundation (an Illinois not-for-profit   - None
   Age: 63                         corporation) since 1993;
   Trustee since 2000            - Director of MBIA Insurance Corp. of Illinois (a
                                   municipal bond insurance company) since 1994;
                                 - Director of STS Consultants, Ltd. (an employee owned
                                   engineering consulting firm) since 2001.
   -----------------------------------------------------------------------------------------------------------------------
   MICHAEL E. MURPHY             - President of Sara Lee Foundation (philanthropic            - Coach, Inc.;
   Age: 70                         organization) from 1997 to 2001.                           - Payless Shoe Source, Inc.
   Trustee since 1998                                                                           (a retail shoe store
                                                                                                business);
                                                                                              - GATX Corporation (a
                                                                                                railcar leasing and
                                                                                                financial services
                                                                                                company).
   -----------------------------------------------------------------------------------------------------------------------
   RICHARD P. STRUBEL            - Vice Chairman and Director of Cardean Learning Group       - Gildan Activewear, Inc.
   Age: 67                         (formerly UNext, Inc.) (a provider of educational            (an athletic clothing
   Trustee since 2000              services via the Internet) since 2003;                       marketing and
                                 - President, Chief Operating Officer and Director of           manufacturing company);
                                   UNext, Inc. from 1999 to 2003.                             - Goldman Sachs Mutual Fund
                                                                                                Complex (80 portfolios);
                                                                                              - Goldman Sachs Closed-End
                                                                                                Funds (2 portfolios).

   INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN                                                                        OTHER DIRECTORSHIPS HELD
   FUNDS TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 BY TRUSTEE
   -----------------------------------------------------------------------------------------------------------------------
   MARY JACOBS SKINNER,          - Partner in the law firm of Sidley Austin, LLP.             - None
   ESQ. (3)
   Age: 49
   Trustee since 1998
   -----------------------------------------------------------------------------------------------------------------------
   TERENCE J. TOTH (3)           - President, Chief Executive Officer of Northern Trust       - None
   Age: 47                         Investments, N.A. from 2004 to present;
   Trustee since 2006            - President of Northern Trust Global Investments, a
                                   division of Northern Trust Corporation, since 2004;
                                 - Executive Vice President and Managing Director of
                                   Quantitative Management and Securities Lending of
                                   Northern Trust Investments, N.A. from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3) An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.


                       NORTHERN FUNDS ANNUAL REPORT    37    MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS
TRUSTEES AND OFFICERS (continued)                     MARCH 31, 2007 (UNAUDITED)

   OFFICERS OF THE TRUST (1)
   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   FUNDS AND LENGTH OF
   SERVICE AS NORTHERN
   FUNDS OFFICER                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ------------------------------------------------------------------------------------------
   LLOYD A. WENNLUND             - Executive Vice President since 2003 and Director since
   Age: 49                         2001 of Northern Trust Investments, N.A.; Executive Vice
   50 South LaSalle Street         President and other positions at The Northern Trust
   Chicago, IL 60603               Company, President and Director of Northern Trust
   President since 2000            Securities, Inc., and Managing Executive, Mutual Funds for
                                   Northern Trust Global Investments since 1989; Director,
                                   Northern Trust Global Advisors, Inc.
   ------------------------------------------------------------------------------------------
   ERIC K. SCHWEITZER            - Senior Vice President at Northern Trust Investments, N.A.
   Age: 45                         since 2001 and Senior Vice President at The Northern Trust
   50 South LaSalle Street         Company and the Director of Distribution, Product
   Chicago, IL 60603               Management and Client Services in the Mutual Fund Group of
   Vice President since 2000       Northern Trust Global Investments since 2000.
   ------------------------------------------------------------------------------------------
   STUART SCHULDT                - Senior Vice President and Division Manager of Fund
   Age: 45                         Administration and Fund Accounting, The Northern Trust
   50 South LaSalle Street         Company since 1998. Assistant Treasurer of the Trust from
   Chicago, IL 60603               2002 to 2005.
   Treasurer since 2005
   ------------------------------------------------------------------------------------------
   SUSAN J. HILL                 - Chief Compliance Officer of Northern Trust Investments,
   Age: 50                         N.A. since 2005; Senior Vice President of Northern Trust
   50 South LaSalle Street         Investments, N.A. since 2005; Counsel and Vice President
   Chicago, IL 60603               of Northern Trust Investments, N.A. and Northern Trust
   Chief Compliance Officer        Company from 2000 to 2004.
   since 2004
   ------------------------------------------------------------------------------------------
   DEBRA A. MAIRS                - Vice President and Director of Compliance of Northern
   Age: 45                         Trust Investments, N.A.; Vice President, Director of
   50 South LaSalle Street         Compliance and CCO of Northern Trust Securities, Inc.
   Chicago, IL 60603               since 2006; Vice President of Northern Trust Securities,
   Anti-Money Laundering           Inc. from 2004 to 2006. Chief Operating Officer at Melvin
   Compliance Officer since        Securities, Inc. from 1999 to 2004.
   2006
   ------------------------------------------------------------------------------------------
   BRIAN P. OVAERT               - Executive Vice President and Head of Worldwide Fund
   Age: 45                         Administration at The Northern Trust Company overseeing
   50 Bank Street                  Fund Accounting, Transfer Agent and Fund Administration
   London, E145NT                  functions since 1998; Treasurer of the Trust from 2002 to
   Assistant Treasurer since       2005; Assistant Treasurer of Alpha Strategy Funds and
   2005                            member of the board of directors of various Northern
                                   offshore subsidiaries.
   ------------------------------------------------------------------------------------------
   DIANA E. MCCARTHY, ESQ.       - Partner in the law firm of Drinker Biddle & Reath LLP
   Age: 55                         since 2002; Associate at Drinker Biddle & Reath LLP, from
   One Logan Square                1994 to 2002.
   18th and Cherry Streets
   Philadelphia, PA 19103-6996
   Secretary since 2006
   ------------------------------------------------------------------------------------------
   LINDA J. HOARD, ESQ.          - Senior Counsel and Senior Vice President at PFPC Inc.
   Age: 59                         since 1998.
   99 High Street, 27th Floor
   Boston, MA 02110
   Assistant Secretary since
   1999
   ------------------------------------------------------------------------------------------
   LORI V. O'SHAUGHNESSY, ESQ.   - Counsel and Vice President at PFPC Inc. since 2005;
   Age: 35                         Associate Counsel and Director at PFPC Inc. from 2002 to
   99 High Street, 27th Floor      2005; Associate Counsel at Investors Bank & Trust Company,
   Boston, MA 02110                a financial service provider, from 2001 to 2002.
   Assistant Secretary since
   2003

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.


MULTI-MANAGER FUNDS    38     NORTHERN FUNDS ANNUAL REPORT

                                                             MULTI-MANAGER FUNDS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                       NORTHERN FUNDS ANNUAL REPORT    39    MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

   PORTFOLIO HOLDINGS

   Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

   PROXY VOTING

   Northern Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling the Northern Funds Center at 800/595-9111.


MULTI-MANAGER FUNDS    40     NORTHERN FUNDS ANNUAL REPORT

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(c) The registrant has not amended its Code of Ethics during the period covered by this report.

(d) The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant's Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant's Audit Committee or Board of Trustees.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) -- 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP, independent registered public accounting firm, related to the registrant. Deloitte & Touche LLP billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

                                                    2006                                                 2005
                             ----------------------------------------------------    -----------------------------------------------
                                                                All other fees                                      All other fees
                                               All fees and     and services                         All fees and   and services
                             All fees and      services to      to service           All fees and    services to    to service
                             services to       service          affiliates           services to     service        affiliates
                             the Trust         affiliates       that did not         the Trust       affiliates     that did not
                             that were         that were        require              that were       that were      require
                             pre-approved      pre-approved     pre-approval         pre-approved    pre-approved   pre-approval
                             ----------------------------------------------------    -----------------------------------------------
(a) Audit Fees                 $567,000               N/A                N/A            $449,500             N/A             N/A
(b) Audit-Related  Fees        $      0          $      0           $      0            $      0        $      0        $      0
(c) Tax Fees                   $ 81,000(1)       $      0           $      0            $ 62,000(1)     $      0        $      0
(d) All Other Fees             $      0          $ 48,000(2)        $180,000(3)         $      0        $      0        $171,940(4)

(1) Excise tax return review, RIC tax return review and deferred compensation arrangement consultation.

(2) Amount relates to quality assessment review of internal audit department that provides services to Northern Funds.

(3) Amounts relate to performance examination services performed for Northern Trust Global Investments Limited.

(4) Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and transaction support services related to a proposed acquisition performed for The Northern Trust Company and Northern Trust Investor Services, Ltd.

"Service affiliates" as it relates to the aggregate "Audit Fees," "Tax Fees" and "All Other Fees" that were billed by Deloitte & Touche LLP for the fiscal years ended March 31, 2007 and March 31, 2006 are Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL") and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant that are reasonably related to the performance of the audit or review of the registrant's financial statements, but not reported as "Audit Fees."


Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant's Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003 and August 5, 2005 and August 3, 2006, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant's Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee or the registrant's designated Audit Committee Financial Expert (if any), provided that, in each case, such pre-approvals must be report to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(a)-4(d), the registrant's Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant's last two fiscal years.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the last two fiscal years were $309,000 and $233,940 for 2007 and 2006, respectively.

Item 4(h): Non-Audit Services and Independent Registered Public Accountant's Independence

The registrant's Audit Committee has considered whether the provision of services other than audit services performed by the registrant's independent registered public accountants and service affiliates is compatible with maintaining the registered public accountant's independence in performing audit services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on May 27, 2004 (Accession Number 0001047469-04-018713).

(a)(2) Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Northern Funds
            ----------------------------------------------

By (Signature and Title)   /s/ Lloyd A. Wennlund
                        ----------------------------------
                           Lloyd A. Wennlund, President
                           (Principal Executive Officer)

Date:  June 6, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /s/ Lloyd A. Wennlund
                        ----------------------------------
                           Lloyd A. Wennlund, President
                           (Principal Executive Officer)

Date:  June 6, 2007


By (Signature and Title)   /s/ Gregory A. Chidsey
                        ----------------------------------
                           Gregory A. Chidsey
                           (Principal Financial and Accounting Officer)

Date:  June 6, 2007